UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05629

Voya Investors Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-366-0066

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2017

Classes ADV, I, R6, S and S2

Voya Investors Trust
■	Voya Government Liquid Assets Portfolio
■	VY® Clarion Global Real Estate Portfolio
■	VY® Invesco Growth and Income Portfolio
■	VY® JPMorgan Emerging Markets Equity Portfolio
■	VY® Morgan Stanley Global Franchise Portfolio
■	VY® T. Rowe Price Capital Appreciation Portfolio
■	VY® T. Rowe Price Equity Income Portfolio
■	VY® T. Rowe Price International Stock Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	20
Report of Independent Registered Public Accounting Firm	22
Statements of Assets and Liabilities	23
Statements of Operations	27
Statements of Changes in Net Assets	29
Financial Highlights	33
Notes to Financial Statements	37
Summary Portfolios of Investments (“Portfolio of Investments”)	55
Tax Information	86
Trustee and Officer Information	88
Advisory and Sub-Advisory Contract Approval Discussion	92

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

After a Strong Year, Positive Expectations

Dear Shareholder,

The U.S. equity market proved resilient throughout 2017, posting a “perfect pitch” year with not one single month of negative returns. A lot of chatter in the markets has focused on the low levels of volatility that prevailed in 2017, and whether 2018 will be the year that volatility returns (witness early February markets). As usual there are also any number of geopolitical or other risks that could cause a sell-off, but we are heartened by the reality of macroeconomic fundamentals, which include strong and synchronous global growth; we believe these would likely be a governor on a rise in volatility.

We believe the United States, Europe and China will continue to dominate the world economy in 2018. Combined, the three account for about $48 trillion of GDP, more than 60% of the $79 trillion global GDP produced each year. And the rest of the world still has its own positive backdrop: The International Monetary Fund projects that 185 of 190 national economies will grow in 2018.

While economic growth may be synchronous across the globe, it is not likely to be uniform — thus, broad global diversification across continents and asset classes remains important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points.

If your goals have changed, thoroughly discuss them with your investment advisor before making any changes to your investment strategy. We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds

January 19, 2018

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2017

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, rose 8.25%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 18.48% for the fiscal year. (The Index returned 22.40% for the year ended December 31, 2017, measured in U.S. dollars.)

By mid-year most commentators had largely discounted a reflation trade driven by U.S. legislative initiatives. But this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.

But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.

In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.

China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced curbs on leverage in asset management products and promises of guaranteed returns.

Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.

In the U.S., the Federal Reserve (“Fed”) added 25bp (0.25%) to the federal funds rate in March and did so again in June. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the Fed might be done for the year.

However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The December employment report showed the unemployment rate barely above 4%, near the lowest since February 2001. Third quarter GDP growth was reported at 3.2% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced, although moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends. The Fed duly raised the federal funds rate by another 25bp (0.25%) in December and the tax bill was signed into law on December 22.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 3.54% in the fiscal year. The Treasury yield curve became flatter, with yields on maturities up to about nine years rising and those on longer maturities falling. Thus the Bloomberg Barclays U.S. Treasury Bond Index rose 2.31% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 8.53%. Indices of riskier classes generally outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index climbed 6.42%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 7.50%.

U.S. equities, represented by the S&P 500® Index including dividends, surged 21.83% in 2017. The earnings per share of its constituent companies grew 6.4% year-over-year in the third quarter of 2017, after two quarters of double-digit gains. Technology was the leader, soaring 38.83%. Telecommunications and energy were the laggards, falling 1.25% and 1.01% respectively. Index companies thought to offer comparatively good earnings growth outperformed those considered to offer comparatively good value by more than 12%.

In currencies, the dollar fell 12.37% against the euro, 8.63% against the pound, reflecting some dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar slipped 3.65% against the yen, moving within a narrow trading range for most of the year.

In international markets, the MSCI Japan® Index jumped 19.75% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 13.59%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index rose 11.94%. GDP growth was down to 0.4% in each of the middle two quarters, Brexit negotiations were slow and inconclusive and we believe by year end it was abundantly clear that the UK’s position was very weak.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 366-0066 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Government/Credit Index
An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA/NAREIT Developed Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

iMoneyNet Government Institutional Index
The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.

MSCI All Country World (ex-US) IndexSM
A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Emerging Markets Index
An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

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VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2017 (as a percentage of net assets)

U.S. Government Agency Debt	49.3%
U.S. Treasury Debt	41.4%
U.S. Treasury Repurchase Agreement	9.6%
Liabilities in Excess of Other Assets	(0.3)%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Voya Government Liquid Assets Portfolio (the “Portfolio’’) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 0.41% compared to the iMoneyNet Government Institutional Index, which returned 0.57% for the same period.

Portfolio Specifics: The U.S. labor market continued its gradual tightening during 2017, with unemployment dropping from 4.7% at the end of 2016 to 4.1% at year-end 2017. Wage pressures and wage inflation have not materialized despite the tight labor market. U.S. economic growth continues to improve slowly and overall global growth has accelerated as expected. U.S. inflation remained below the Federal Open Market Committee’s (“FOMC”) target of 2% as measured by core Consumer Price Index data and is not expected to reach the target level in the near-term.

The FOMC has looked through the inflation data calling it transitory and it expects it to reach the target level in the longer-term. This has kept the FOMC on a path of gradually increasing short-term interest rates. The FOMC raised short-term interest rates 0.25% at its March, June and December 2017 meetings. Short-term government money market rates increased during the period in line with the FOMC rate increases. The FOMC did not increase rates at its September meeting as had previously been expected, but did announce that they would start very gradually reducing the federal reserve balance sheet in October as planned. The FOMC is projecting three rate increases in 2018 and longer term expects the Fed Funds target rate to increase to 2.75% from the current range of 1.25% to 1.50%.

Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary objectives for the Portfolio during the period. Maximizing the yield and the total return of the Portfolio remained a secondary objective in light of the current market conditions and risks and the low absolute level of interest rates. The rate increase in March, along with the June increase, allowed market yields to rise to levels that allowed the Portfolio to eliminate the fee waivers and generate a positive net yield.

The Portfolio maintained a shorter than normal weighted average maturity (“WAM”) during the first and second quarter of 2017, expecting the FOMC to continue to increase rates in the near-term and longer term. The June rate increase was not fully being priced into the market expectations until just prior to the meeting. This, in turn, limited the ability to pick up additional yield from extending maturities. The Portfolio extended its WAM early in the third quarter of 2017, as market rates reflected the potential for the FOMC to increase rates as early as September. We again shortened the WAM in August and September, as the outlook for additional rate increases got pushed back due to weaker economic data and misses on U.S. inflation, in particular. The Portfolio extended its WAM in the fourth quarter, as the market started to price in the potential December rate increase, ending the year with a 52 day WAM. The Portfolio continues to maintain an exposure to floating rate money market securities with the expectation of higher rates longer-term, as well as the modest pickup in yield over shorter-term fixed rate securities.

Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

United States Treasury Bill, 1.450%, 03/29/18	41.4%
Deutsche Bank Repurchase Agreement dated 12/31/2017, 1.40%, due 1/2/2018, $75,298,711 to be received upon repurchase (Collateralized by $75,839,500, Note, 2.50%, Market Value plus accrued interest $76,792,797 due 5/15/2024)	9.6%
Federal Home Loan Banks, 1.320%, 04/13/18	5.9%
Federal Home Loan Mortgage Corp., 1.070%, 06/14/18	5.4%
Federal Home Loan Mortgage Corp., 1.430%, 11/27/18	5.3%
Federal Home Loan Bank Discount Notes, 1.300%, 01/31/18	5.0%
Federal Home Loan Banks, 1.260%, 02/28/18	4.2%
Federal Home Loan Bank Discount Notes, 0.531%, 01/05/18	4.0%
Fannie Mae Discount Notes, 1.290%, 02/07/18	2.9%
Federal Home Loan Banks, 1.370%, 11/16/18	1.8%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Looking ahead, we believe the U.S. economy has enough momentum to continue expanding, albeit at a relatively modest pace. In our view, there are no current significant drivers to propel the economy meaningfully higher in the near term. However, it could accelerate due to policy changes under the Trump administration, such as the recently approved tax reform bill, which should add to economic growth in 2018 and 2019. It is our expectation that inflation will remain below the FOMC 2% target in the near-term as headwinds continue to limit moves higher. We expect the FOMC to maintain its slow approach in terms of raising interest rates further. It is our belief that the FOMC may be able to achieve rate increases that match their 2018 projections — with the possibility of a fourth increase — so long as inflation and economic growth accelerate from their current pace.

In terms of the Portfolio, we plan on maintaining ample daily and weekly liquidity, while looking for opportunities to extend our WAM if or when the market starts to price in higher yields in anticipation of FOMC rate increases. We will otherwise maintain a shorter WAM, an exposure to floating rate securities, and look to take advantage of any market dislocations due to temporary supply and demand imbalances for short-term U.S. Treasury and agency securities.

*	Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VY® CLARION GLOBAL REAL ESTATE PORTFOLIO

Geographic Diversification as of December 31, 2017 (as a percentage of net assets)

United States	52.0%
Japan	9.8%
Hong Kong	9.3%
United Kingdom	6.1%
Germany	5.1%
Australia	5.0%
France	4.9%
Canada	2.0%
Singapore	2.0%
Sweden	1.3%
Countries between 0.3%–1.1%ˆ	1.4%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 2 countries, which each represents 0.3%-1.1% of net assets.
Portfolio holdings are subject to change daily.

VY® Clarion Global Real Estate Portfolio (the “Portfolio”) seeks high total return consisting of capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Managing Director and Co-Chief Investment Officer, and Joseph P. Smith, CFA, Managing Director and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 10.50% compared to the FTSE EPRA/NAREIT Developed Index and S&P 500® Index, which returned 10.36% and 21.83%, respectively, for the same period.

Portfolio Specifics: The Portfolio outperformed the FTSE EPRA/NAREIT Developed Index during the period, primarily as the result of good stock selection. Sector allocation decisions also added value. Stock selection in the U.S. was the top contributor to relative performance and was led by the outperformance of the Portfolio’s holdings in the healthcare, mall, storage, hotel, residential and industrial sectors. Stock selection in Europe also contributed to relative performance, led by the outperformance of German residential as well as French (Paris) and Spanish office company holdings. Stock selection in the Asia-Pacific region was a drag on relative performance during the period as the benefit of good stock selection in Australia was more than offset by the impact of sub-par stock selection in Hong Kong and Japan. Sector allocation contributed modestly to relative performance for the year. The top contributor was positioning in the U.S, which was driven by an overweight to the outperforming technology and residential sectors as well as from an underweight to the underperforming shopping center and net lease sectors. Sector allocation decisions in Europe also added value. Sector allocation decisions in the Asia-Pacific region detracted from relative performance, primarily as the result of an underweight to the outperforming Singapore market.

Global real estate stocks finished with a positive 10% total return for the year, which outperformed bonds but trailed a strong equities market. While surging equity markets globally got all the attention, real estate stocks also had a positive year. Performance was consistent, with a positive total return for each of the four calendar quarters. Favorable performance of real estate stocks was underpinned by improving fundamentals, broad economic recovery, a strong private bid for real estate as an asset class, and attractive valuations versus the private market.

International property companies outperformed those in the U.S. in 2017, as economic growth in Europe and the Asia-Pacific region improved during the year off low expectations and the U.S. REIT market paused following several years of outperformance. European property companies moved higher on improved confidence that economic conditions and real estate fundamentals are improving. Asia-Pacific returns were also good, as Hong Kong and Singapore property companies moved sharply higher beginning early in the year following a weak fourth quarter as it became clearer that these markets were at a positive inflection point. U.S. REITs underperformed a global strategy for the first time in four years, likely the result of short-term negative sentiment from higher policy rates in the U.S. and net outflows from mutual funds in both the U.S. and Japan. The U.S. 10-year Treasury bond finished 2017 about where it started at 2.41% (down only 3 basis points versus 2.44% at year-end 2016).

Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Simon Property Group, Inc.	4.1%
CK Asset Holdings Ltd.	3.7%
ProLogis, Inc.	3.6%
Mitsui Fudosan Co., Ltd.	2.8%
Link REIT	2.7%
GGP, Inc.	2.6%
Vonovia SE	2.6%
Alexandria Real Estate Equities, Inc.	2.5%
Extra Space Storage, Inc.	2.3%
Regency Centers Corp.	2.1%
Portfolio holdings are subject to change daily.

We believe the economic outlook is improving and this should have a positive impact on commercial real estate and listed real estate companies. We also believe that global economic growth is improving in a more synchronized manner than previously expected, which is reflected in generally robust property fundamentals. It is our opinion that economic growth is gaining momentum in an economic expansion which continues to have ”legs“ at this point of an extended cycle.

In our view, monetary policy should tighten in the U.S. but remain relatively more accommodative elsewhere. We believe total return among property companies should be generated by 6% earnings growth and 4% dividend yield with stable multiples. In our opinion, we do not believe that multiples will contract, an out-of-consensus view, given attractive valuations, a strong M&A bid for listed real estate companies, a year of underperformance versus equities and an earnings multiple (funds from operation) which is now in-line to lower than that of the S&P 500®. With real estate companies trading at an approximate 7% discount to our estimate of inherent real estate value of net asset value (“NAV”), and an implied capitalization rate approaching 6% globally, we believe real estate stocks remain attractively priced relative to private real estate and competing asset classes.

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VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Current Strategy and Outlook: We are positive on property types and markets with above-average growth and valuations that are attractive relative to this growth. We favor Class A mall companies, technology, storage and select residential companies in the U.S. We also are positive on hotel companies, particularly U.S. C-corps which stand to benefit from tax reform which lowers the corporate tax rates for these companies. Within residential, we like manufactured housing, single family home-for-rent companies and select coastal apartment REITs.

We also favor real estate operating companies in Tokyo, Hong Kong and Singapore, all of which are showing strong growth relative to real estate valuations which remain attractive, thus scoring well on both “growth” and “value” criteria in our sector ranking analysis. The Tokyo office market continues to experience improved rental growth as vacancies have fallen below the 4% threshold at which landlords enjoy increasing pricing power, particularly with a modest increase in inflation expectations.

Lastly, we favor U.K. niche sectors of student housing and storage and Continental European property companies in firming markets, including those in the German residential sector, Spanish office and lodging sectors. European property fundamentals continue to improve consistent with economic releases which show steady and visible improvement in the euro zone.

We are cautious and selective in markets and property types with headwinds to earnings growth, either for secular or cyclical reasons. We remain cautious on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimate of underlying private market real estate value. This includes the net lease and healthcare sectors in the U.S., as well as the Canadian companies and the REITs in Singapore. Asian REITs generally have low organic growth and external growth which is dependent on a constant need for new equity to fund the acquisitions. Exceptions to this are generally in the industrial or hotel property sectors. J-REITs are also beginning to screen better on valuation.

Industrial companies have materially outperformed globally and now reflect valuations which cause us to be more selective, despite underlying demand drivers which remain intact. Australian property companies are benefiting from an attractive combination of yield and growth, particularly following recent price weakness, although strength in property fundamentals range from a robust office market to an uncertain retail market and a residential market which is meeting headwinds of affordability.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	VY® CLARION GLOBAL REAL ESTATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	10.20%	4.86%	3.02%
Class I	10.77%	5.49%	3.66%
Class S	10.50%	5.24%	3.39%
Class S2	10.42%	5.07%	3.24%
FTSE EPRA/NAREIT Developed Index	10.36%	6.32%	3.28%
S&P 500® Index	21.83%	15.79%	8.50%

Based on a $10,000 initial investment the graph and table above illustrate the total return of VY® Clarion Global Real Estate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in the index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

7

VY® INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Financials	33.6%
Energy	16.1%
Health Care	11.5%
Information Technology	11.0%
Consumer Discretionary	8.0%
Consumer Staples	6.2%
Industrials	5.3%
Materials	2.4%
Telecommunication Services	1.7%
Utilities	0.4%
Assets in Excess of Other Liabilities*	3.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Invesco Growth and Income Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by Brian Jurkash, Thomas B. Bastian, CFA, Matthew Titus, and Sergio Marcheli, Portfolio Managers, of Invesco Advisers, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 13.89%, compared to the Russell 1000® Value Index, which returned 13.66%, for the same period.

Portfolio Specifics: The financials sector was the largest contributor to the Portfolio’s performance versus the the Russell 1000® Value Index due to strong stock selection in and an overweight exposure to the sector. Specifically, Citigroup, Bank of America and Morgan Stanley were the Portfolio’s top contributors. These companies benefited from investor optimism about future interest rates, an improving economy and lower corporate tax rates. Financials also benefited when the U.S. Federal Reserve Board’s Comprehensive Capital Analysis and Review was better than expected, providing a favorable view of the financial strength of U.S. banks and their ability to return capital to their shareholders.

Stock selection in the consumer discretionary sector also benefited the Portfolio’s performance relative to its benchmark. Carnival was a key contributor in this sector. The stock performed well and posted returns of over 30% for the reporting period, leading the cruise operator to raise its outlook after reporting better pricing and strong forward-booking volumes for 2017. Michael Kors also contributed to the Portfolio’s relative results. Mid-year, the company reported better-than-expected results and a better revenue outlook due to fewer promotions and increased sales within its high-end product lines.

Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

Citigroup, Inc.	5.5%
Bank of America Corp.	4.5%
JPMorgan Chase & Co.	3.8%
Morgan Stanley	3.0%
Citizens Financial Group, Inc.	2.6%
Royal Dutch Shell PLC — Class A	2.5%
Occidental Petroleum Corp.	2.3%
Oracle Corp.	2.2%
Apache Corp.	2.0%
Devon Energy Corp.	2.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Stock selection in the telecommunication services sector, as well as an underweight exposure relative to the style-specific benchmark contributed to portfolio performance. The Portfolio’s lack of exposure to some of the weaker names in the sector, namely AT&T, helped on a relative basis, as the sector posted negative returns. Similarly, the Portfolio’s lack of exposure to the real estate sector also contributed to relative returns. The Portfolio has remained materially underweight in these sectors because we believe they are overvalued, as investors have driven up stock prices in a quest for yield in a low-interest rate environment.

Stock selection within the consumer staples sector was a large detractor from relative performance. Specifically, Walgreen’s Boots Alliance stock posted negative returns for the fiscal year after rumors emerged that Amazon may be entering the pharmacy space, driving investor concerns.

Stock selection in the materials sector detracted from the Portfolio’s relative performance versus the benchmark. Within the sector, the largest detractor was The Mosaic Company, a phosphate and potash supplier. During the first half of 2017, the stock price fell after the company reported sales and profits down sharply from the calendar year prior. Operating earnings were down due to lower phosphate and potash prices caused by excessive supply.

We used currency forward contracts for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Currency forward contracts were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a negative impact on the Portfolio’s performance, largely due to the weakness of the U.S. dollar compared to the foreign currencies in which the Portfolio’s non-U.S. holdings were denominated.

Current Strategy and Outlook: Equities finished 2017 with very strong gains, and many indexes reached record highs. We believe market volatility may return in 2018 given the possibility of slowing economic growth, higher interest rates and political gridlock leading up to the mid-term elections. As always, we seek to invest in companies with attractive valuations and strong fundamentals, qualities that we believe will ultimately be reflected in those companies’ stock prices.

At the end of the reporting period, the Portfolio’s largest overweight exposures relative to the style-specific Russell 1000® Value Index were in the financials and energy sectors, while the largest underweight exposures were in the real estate and utilities sectors.

* Effective June 1, 2017, James O. Roeder retired and was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

PORTFOLIO MANAGERS’ REPORT	VY® INVESCO GROWTH AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	13.46%	13.94%	7.17%
Class I	14.13%	14.62%	7.81%
Class S	13.89%	14.34%	7.55%
Class S2	13.67%	14.17%	7.38%
Russell 1000® Value Index	13.66%	14.04%	7.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

9

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2017 (as a percentage of net assets)

China	27.4%
India	16.2%
Brazil	8.7%
South Africa	7.7%
Taiwan	6.5%
Hong Kong	5.8%
South Korea	5.5%
Russia	4.4%
Mexico	2.9%
Indonesia	2.6%
Countries between 0.4%–2.0%ˆ	9.7%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 11 countries, which each represents 0.4%–2.0% of net assets.
Portfolio holdings are subject to change daily.

VY® JPMorgan Emerging Markets Equity Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director, Leon Eidelman, CFA and Managing Director, and Amit Mehta, CFA and Executive Director; each a Portfolio Manager of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2017, the Portfolio’s Class S Shares provided a total return of 43.11% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 37.28% for the same period.

Portfolio Specifics: The Portfolio outperformed the MSCI EM IndexSM in 2017, with stock selection and country allocation contributing to relative results.

Stock selection in China was the major driver of results over the year. Contribution was well-diversified, including internet businesses Alibaba and Tencent, and insurance companies AIA and Ping An. Tencent was among the leading contributors, consistently reporting stronger-than-expected results, driven by revenue growth in mobile and PC gaming. We maintain our view on the long-duration opportunity, especially as the internet giant widens the addressable market, it should gradually be able to monetize. Ping An reported robust net profit growth for the third quarter, rising 45.5% compared to the prior year. Health and life insurance were the major contributors to earnings growth, driven by the strong increase of insurance premiums as the company benefits from an expanded team of sales agents.

On the downside, stock selection in consumer staples hindered Portfolio performance for the year. Magnit, the second-largest food retailer in Russia, corrected sharply on the back of lackluster third-quarter earnings results in a year when the company has been faced with increased competition, falling inflation and decreasing consumer disposable income. This was partially offset by consumer exposure in Brazil, notably department store retailer Lojas Renner. The company has benefited as the market recovered from its deepest recession since the 1930’s, boosting consumer confidence. Renner has recently reported steady increases in customer traffic as well as higher same-store-sales growth in both its older and newer stores.

Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

Tencent Holdings Ltd.	7.1%
Alibaba Group Holding Ltd. ADR	4.5%
AIA Group Ltd.	4.2%
Samsung Electronics Co., Ltd.	4.1%
Ping An Insurance Group Co. of China Ltd.	3.9%
HDFC Bank Ltd. ADR	3.9%
Housing Development Finance Corp.	3.3%
Sberbank	3.2%
Bid Corp. Ltd.	3.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Our longstanding overweight to South Africa, which is the result of bottom-up stock selection, was the leading detractor from performance for the year overall. Political volatility continued to hurt equity and currency markets, as the firing of a respected finance minister in March led to a credit-rating downgrade, notably impacting financials. Our positions in Bidvest and Remgro were key detractors. The market recovered in December, encouraged by the election of Cyril Ramaphosa as the new leader of the African National Congress (ANC), putting him in the position to become the next president of the country and dampening the impact of our overweight to 2017 performance.

Current Strategy and Outlook: The strong performance of emerging market equities in the year is testament to what we believe is the long-awaited improvement in fundamentals currently under way, which is supported by strong global markets and a weakening U.S. dollar. We believe these trends are likely to last for some time, suggesting the recovery in emerging market equities still has room to go. Market breadth, which has been a challenge in 2017, currently looks narrower than usual, but we do not expect this to continue in the long-term. We can see earnings improvements across sectors and countries, which ultimately could be reflected in share prices. We adopt a long-term view in analyzing earnings improvements across sectors and countries, and our Portfolio is positioned to capture this.

In our opinion, the primary risk to emerging market equities remains the timing of the next significant global slowdown, which we believe is still a number of years away. In the short term, however, emerging market stocks are certainly vulnerable to a turn in market sentiment, and a long-awaited correction in the S&P 500® Index would certainly be felt across the emerging market universe.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

PORTFOLIO MANAGERS’ REPORT	VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	42.55%	4.92%	2.03%
Class I	43.45%	5.55%	2.64%
Class S	43.11%	5.29%	2.39%
Class S2	42.85%	5.13%	2.23%
MSCI EM IndexSM	37.28%	4.35%	1.68%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the VY® JPMorgan Emerging Markets Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

11

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2017 (as a percentage of net assets)

United States	55.7%
United Kingdom	26.3%
France	8.6%
Germany	4.4%
Italy	1.7%
Netherlands	1.2%
Switzerland	0.9%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Morgan Stanley Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by William D. Lock, Managing Director, Bruno Paulson, Managing Director, Vladimir A. Demine, Executive Director, Dirk Hoffmann-Becking, Executive Director, Nic Sochovsky, Marcus Watson and Alex Gabriele, Executive Directors, and Richard Perrott, Vice Presidents, Portfolio Managers, of Morgan Stanley Investment Management Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 25.81% compared to the MSCI World IndexSM, which returned 22.40% for the same period.

Portfolio Specifics: Completing a strong year in 2017, markets continued to forge ahead in the fourth quarter, helped by a solid earnings season and clarity on U.S. tax cuts. Certain anticipated political risks failed to materialize. Asia and the emerging markets outperformed developed markets given the weak dollar and a recovery in industrial commodity prices. U.S. equities, as represented by the S&P 500® Index, delivered positive returns every month of 2017, with the technology sector leading the pack. Japan also did well, underpinned by strong earnings. After Macron’s election victory, European equities performed well, but were held back by euro strength. U.K. equities underperformed relative to other regions, weighed down by sterling strength and continued uncertainty around the Brexit transition arrangements. At a sector level within the MSCI World IndexSM, information technology (38.2%), materials (28.9%) and industrials (25.2%) led over the year, while energy (4.97%), telecommunication services (5.8%) and utilities (13.7%) lagged.

Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Microsoft Corp.	7.8%
Accenture PLC	7.8%
British American Tobacco PLC	7.1%
Reckitt Benckiser Group PLC	6.5%
Unilever PLC	6.4%
Visa, Inc. — Class A	4.8%
L’Oreal S.A.	4.6%
SAP SE	4.4%
Philip Morris International, Inc.	4.0%
Zoetis, Inc.	4.0%
Portfolio holdings are subject to change daily.

For the year, the Portfolio’s outperformance was driven by stock selection in consumer staples, an overweight to the strongly performing technology sector, and not owning the underperforming energy, telecommunications and utilities sectors. Stock selection in technology and consumer discretionary, as well as the underweight in materials and industrials, detracted. Over the year, the largest absolute contributors were Unilever, Microsoft and Accenture. British American Tobacco was the only absolute negative detractor in 2017. Fidelity National Information Services and Time Warner contributed the least. (Holdings weightings are as of December 31, 2017.)

Current Strategy and Outlook: In our opinion, the risks look skewed more to the downside than upside. If widespread hopes of a continuation of the current synchronized pick-up in world growth fail to materialize, the current backdrop of high valuation and low concern for risk make preservation of capital the key concern. We believe, high-quality companies, which should still be better able to grow sales and profits in a downturn, look like the best relative bet, even if they are unexciting in absolute terms.

*	Effective September 30, 2017, Alex Gabriele and Richard Perrott have been added as Portfolio Managers. Effective December 31, 2017, Christian Derold retired as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

12

PORTFOLIO MANAGERS’ REPORT	VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	25.47%	11.51%	8.38%
Class R6(1)	26.16%	12.01%	8.85%
Class S	25.81%	11.90%	8.79%
Class S2	25.69%	11.75%	8.64%
MSCI World IndexSM	22.40%	11.64%	5.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Morgan Stanley Global Franchise Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

13

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2017 (as a percentage of net assets)
Common Stock	65.5%
Corporate Bonds/Notes	19.4%
Preferred Stock	3.4%
U.S. Treasury Obligations	2.4%
Bank Loans	1.3%
Asset-Backed Securities	0.2%
Purchased Options	0.1%
Assets in Excess of Other Liabilities*	7.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk. The Portfolio is managed by David R. Giroux, CFA and Vice President of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 15.10%. By comparison, the S&P 500® Index, the Bloomberg Barclays U.S. Government/Credit Index, and the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Government/Credit Index returned 21.83%, 4.0% and 14.41% for the same period.

Portfolio Specifics: The Portfolio posted a positive return but lagged the all-equity S&P 500® Index in the 2017 calendar year. The Portfolio underperformed its Lipper peers. The Portfolio’s equity allocation posted a strong return, outpacing its benchmark, the S&P 500® Index. The Portfolio’s fixed income allocation also posted a positive return during the one-year period, outperforming its benchmark, the Bloomberg Barclays U.S. Government/Credit Index.

Overall, we marginally added to our equity weight during the year, as we added selectively to names within the information technology sector and industrials and business services sector we believe will be solid performers in most economic scenarios. We trimmed select names in the consumer staples sector.

Our overall fixed income modestly declined from the prior year, as our high yield and bank loan exposure declined, while we added to investment-grade corporates and U.S. 10-year Treasury notes. High yield remains our largest weight within fixed income, but we view the sector as only moderately attractive at current levels due to tightening spreads over the past several quarters. While our fixed income duration remains relatively low, it increased during the year as we added to investment-grade corporates and U.S. 10-year Treasuries.

Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)
Visa, Inc. — Class A	3.5%
Marsh & McLennan Cos., Inc.	3.0%
Fiserv, Inc.	2.9%
Alphabet, Inc. — Class C	2.7%
Danaher Corp.	2.7%
United States Treasury Note, 2.250%, 11/15/27	2.4%
Microsoft Corp.	2.3%
Amazon.com, Inc.	2.2%
Becton Dickinson & Co.	2.2%
PerkinElmer, Inc.	2.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Within equities, the information technology sector detracted from relative returns, due to both our underweight position and stock selection. Despite delivering solid returns, IT services firms Fiserv and Fidelity National Information trailed the broader sector on a relative basis, driven by softer-than-expected revenue growth. Utilities detracted from relative returns, due to stock selection. Shares of PG&E traded lower due to concerns the utility could bear responsibility for wildfires that occurred in California. While we like PG&E for its exposure to the California power market and its attractive valuation, we sold shares due to the uncertainty surrounding the utility’s wildfire liability. Conversely, the health care sector benefited relative performance, due to security selection. Abbott Laboratories contributed, driven by continued solid operational execution combined with strong progress integrating its recent St. Jude Medical acquisition, which has increased investor confidence in the company’s growth visibility as it strengthens its position in the medical devices market. The energy sector also aided relative results, due to an underweight position and stock selection. Canadian Natural Resources benefited from a steady rise in oil prices during the second half of the year, as well as from solid execution completing the third phase of its Horizon Oil Sands project.

Current Strategy and Outlook: Overall, we remain cautious on the U.S. equity market, although our outlook is more nuanced across time frames. In the near term, we believe earnings growth could continue to drive stocks higher. We are also finding select opportunities in which we believe investors have not fully priced in the benefits of federal tax reform. However, we see increasing potential for a downturn in the midterm, as we believe valuations across asset classes remain elevated relative to history and the U.S. appears to be in the later stages of an economic cycle. We are also concerned about potential geopolitical shocks to the market. With this perspective, we are favoring high-quality companies that we believe can perform well in a variety of economic and market scenarios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

14

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	14.72%	12.00%	8.43%
Class I	15.39%	12.67%	9.08%
Class R6(1)	15.47%	12.68%	9.09%
Class S	15.10%	12.39%	8.81%
Class S2	14.96%	12.22%	8.65%
S&P 500® Index	21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Government/Credit Index	4.00%	2.13%	4.08%
60% S&P 500® Index/40% Bloomberg Barclays U.S. Government/Credit Index	14.41%	10.27%	7.02%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

15

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Financials	26.5%
Health Care	11.6%
Industrials	10.3%
Energy	9.6%
Information Technology	8.4%
Consumer Staples	7.8%
Consumer Discretionary	7.6%
Utilities	5.5%
Materials	5.5%
Telecommunication Services	3.0%
Real Estate	2.1%
Consumer, Cyclical	0.3%
Technology	0.2%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks a high level of dividend income as well as long-term growth of capital primarily through investments in stocks. The Portfolio is managed by John Linehan, Head of U.S. Equity and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 16.23% compared to the S&P 500® Index and Russell 1000® Value Index, which returned 21.83% and 13.66%, respectively, for the same period.

Portfolio Specifics: Stock selection in the industrials and business services sector was by far the largest contributor to relative results, largely due to a position in Boeing. The company continued to benefit from cost reductions and productivity gains, which translated into increased earnings and cash flow. We trimmed our position but continue to like Boeing because it operates in a duopoly market that is expected to see steady long-term global airline passenger growth.

The information technology sector also bolstered relative returns, driven by stock selection, particularly an investment in Applied Materials. The company produces manufacturing equipment for the semiconductor industry as well as supplies for flat-panel displays. Both segments benefited from smartphones transitioning to the next generation of memory and display technology as well as growth in demand from China. While we believe Applied Materials could further benefit from these trends, we sold shares on strength.

In real estate, stock choices and an underweight allocation contributed to outperformance. While real estate investment trusts generally offer attractive dividend yields, in our opinion, valuations appear elevated, and further interest rate hikes could continue to drive investors out of the sector.

In contrast, stock selection in utilities made it the only sector to weigh on relative returns for the 12-month period. Amid extensive wildfires in southern California, shares of both PG&E and Edison International suffered due to concerns that the electric utilities could be found liable for fire damage. PG&E suspended its dividend in light of this potential headwind, which further weighed on the share price. While we continue to like both companies’ exposure to the attractive California market — and particularly Edison International’s exposure to renewables and its attractive dividend yield — we sold shares of PG&E due to the uncertainty surrounding the utility’s potential wildfire liability and are closely monitoring Edison International’s potential legal responsibility.

Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

JPMorgan Chase & Co.	3.9%
Wells Fargo & Co.	2.9%
Exxon Mobil Corp.	2.6%
Morgan Stanley	2.2%
Microsoft Corp.	2.1%
Verizon Communications, Inc.	2.1%
Total S.A. ADR	1.9%
Johnson & Johnson	1.9%
DowDuPont, Inc.	1.9%
Qualcomm, Inc.	1.8%
Portfolio holdings are subject to change daily.

Stock selection in materials and financials also detracted, but an overweight allocation in both sectors made them net contributors. The cyclical industries within the materials sector have faced challenges due to large swings in raw materials costs as well as economic weakness; however, some companies appear to be well positioned for an improved economic environment. Despite recent strength, we still find the risk/reward profiles of select financials companies to be compelling.

Current Strategy and Outlook: We expect increased volatility and modest equity returns in the coming months as investors assess the impact of tax reform on the economy and individual companies. In our view, the level of complacency in the market is a little concerning, and as a result we believe a more thoughtful approach to balancing cyclical and defensive exposure is warranted. We believe, valuations have remained elevated, making it challenging to identify areas of the market that will outperform over the long term. However, we have identified individual opportunities in consumer staples and financials that have faced short-term controversy but that we believe are well positioned to outperform. Given the higher potential for a choppy market environment, we believe a cautious approach that takes advantage of market gyrations is appropriate.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

16

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	15.89%	11.97%	6.39%
Class I	16.48%	12.65%	7.02%
Class S	16.23%	12.37%	6.76%
Class S2	16.07%	12.19%	6.60%
S&P 500® Index	21.83%	15.79%	8.50%
Russell 1000® Value Index	13.66%	14.04%	7.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Equity Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

17

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2017 (as a percentage of net assets)
Japan	15.2%
United Kingdom	11.6%
Germany	7.4%
China	6.8%
Switzerland	6.5%
India	5.1%
Hong Kong	5.1%
France	4.9%
United States	4.2%
Canada	4.1%
Countries between 0.3%–3.9%ˆ	27.3%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 20 countries, which each represents 0.3%–3.9% of net assets.

Portfolio holdings are subject to change daily.

VY® T. Rowe Price International Stock Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Richard N. Clattenburg, CFA, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 28.21% compared to the MSCI All Country World IndexSM (ex-U.S.) (”MSCI ACWI ex-U.S.“), which returned 27.19% for the same period.

Portfolio Specifics: The Portfolio outperformed the MSCI ACWI ex-U.S.for the period ended December 31, 2017. Stock selection and country allocations contributed to relative performance, as did sector allocations.

The sectors that made the largest contributions to relative results were information technology and financials. An overweight position in the information technology sector helped relative results, while stock selection in financials was beneficial. Regionally, stock selection in emerging markets contributed to relative performance.

Within information technology, shares of Wirecard, a German online payments processing services provider, performed well as investors continued to warm to Wirecard’s attractive business model and aggressive growth forecasts. Tencent Holdings is China’s dominant social platform, boasting a user base in excess of 900 million people. The stock rose significantly in 2017, driven by a series of blowout quarters. The firm has continued to post strong revenue growth due to good execution within the mobile gaming unit.

In financials, Hong Kong-based life insurer AIA Group benefited results. The company has exposure to many fast-growing markets in Asia, including mainland China. Shares rose following excellent quarterly earnings amid growth across the company’s segments, particularly in mainland China. The stock rallied again following news that AIA Group had signed an exclusive agreement covering the next 15 years with Bangkok Bank that plugged an important distribution hole in Southeast Asia. Also in financials, shares of Austria-based Erste Group Bank, which derives more than half its revenues from Central and Eastern Europe, rallied in 2017 as economic sentiment in Europe broadly improved and expectations for rising interest rates rose.

Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)
British American Tobacco PLC	2.3%
Nestle S.A.	2.2%
Tencent Holdings Ltd.	2.1%
Bayer AG	2.1%
CK Hutchison Holdings Ltd.	2.1%
Roche Holding AG	1.9%
AIA Group Ltd.	1.9%
The Priceline Group, Inc.	1.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.6%
Seven & I Holdings Co., Ltd.	1.5%

Portfolio holdings are subject to change daily.

In contrast, an underweight position in the health care sector hindered relative performance, as did stock selection in consumer discretionary. Within health care, UK-based Shire’s stock fell sharply in August despite encouraging earnings that were slightly above expectations. The earnings showed, however, that sales of Lialda were hindered by higher generics competition. Japanese pharmaceutical company Astellas Pharma’s shares declined in October when international sales for the blockbuster Xtandi therapy again disappointed, with management becoming more cautious on its outlook. In consumer discretionary, Altice — a diversified cable and mobile operator with operations in Europe, the U.S., Israel, and the Caribbean — fell sharply. Disappointing earnings led many investors to call the company founder’s business model into question; however, we think the stock’s valuation now fails to reflect Altice’s superior asset mix with its U.S. business and good free cash flow growth.

Current Strategy and Outlook: We believe the broadening global economic recovery should be supportive for risk assets in 2018. However, in our view, relatively high stock valuations and low bond yields in many major markets provide little buffer against unexpected market events. Given elevated valuations, we believe continued strong earnings growth will be required to sustain further stock market gains in the coming year. Positive factors, in our view, include the potential for U.S. corporate tax cuts to generate further earnings upside and for domestic demand-driven recoveries underway in Europe and Japan to underpin growth prospects in their respective markets. In our opinion, risks to the outlook include a rise in geopolitical or trade tensions or the possibility of a central bank policy misstep. Overall, we are encouraged by the supportive factors underpinning the current outlook but remain mindful of the geopolitical and policy risks that could derail the current recovery.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

18

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	27.42%	7.48%	1.49%
Class I	28.21%	8.13%	2.11%
Class S	27.87%	7.85%	1.85%
MSCI ACWI ex-U.S.	27.19%	6.80%	1.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price International Stock Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

19

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*
Voya Government Liquid Assets Portfolio
Class I	$1,000.00	$1,004.30	0.29%	$1.47	$1,000.00	$1,023.74	0.29%	$1.48
Class S	1,000.00	1,003.00	0.54	2.73	1,000.00	1,022.48	0.54	2.75
Class S2	1,000.00	1,002.20	0.67	3.38	1,000.00	1,021.83	0.67	3.41
VY® Clarion Global Real Estate Portfolio
Class ADV	$1,000.00	$1,059.30	1.49%	$7.73	$1,000.00	$1,017.69	1.49%	$7.58
Class I	1,000.00	1,062.40	0.89	4.63	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	1,060.40	1.14	5.92	1,000.00	1,019.46	1.14	5.80
Class S2	1,000.00	1,059.90	1.29	6.70	1,000.00	1,018.70	1.29	6.56
VY® Invesco Growth and Income Portfolio
Class ADV	$1,000.00	$1,088.70	1.24%	$6.53	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,091.60	0.64	3.37	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,090.70	0.89	4.69	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,089.50	1.04	5.48	1,000.00	1,019.96	1.04	5.30

20

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	$1,000.00	$1,165.50	1.86%	$10.15	$1,000.00	$1,015.83	1.86%	$9.45
Class I	1,000.00	1,169.00	1.26	6.89	1,000.00	1,018.85	1.26	6.41
Class S	1,000.00	1,166.90	1.51	8.25	1,000.00	1,017.59	1.51	7.68
Class S2	1,000.00	1,166.40	1.66	9.06	1,000.00	1,016.84	1.66	8.44
VY® Morgan Stanley Global Franchise Portfolio
Class ADV	$1,000.00	$1,078.60	1.55%	$8.12	$1,000.00	$1,017.39	1.55%	$7.88
Class R6	1,000.00	1,081.90	0.95	4.99	1,000.00	1,020.42	0.95	4.84
Class S	1,000.00	1,079.60	1.20	6.29	1,000.00	1,019.16	1.20	6.11
Class S2	1,000.00	1,079.80	1.35	7.08	1,000.00	1,018.40	1.35	6.87
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	$1,000.00	$1,053.60	1.24%	$6.42	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,056.90	0.64	3.32	1,000.00	1,021.98	0.64	3.26
Class R6	1,000.00	1,057.20	0.65	3.37	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	1,055.40	0.89	4.61	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,054.70	1.04	5.39	1,000.00	1,019.96	1.04	5.30
VY® T. Rowe Price Equity Income Portfolio
Class ADV	$1,000.00	$1,099.20	1.24%	$6.56	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,101.90	0.64	3.39	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,101.20	0.89	4.71	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,099.70	1.04	5.50	1,000.00	1,019.96	1.04	5.30
VY® T. Rowe Price International Stock Portfolio
Class ADV	$1,000.00	$1,082.90	1.40%	$7.35	$1,000.00	$1,018.15	1.40%	$7.12
Class I	1,000.00	1,086.30	0.80	4.21	1,000.00	1,021.17	0.80	4.08
Class S	1,000.00	1,085.00	1.05	5.52	1,000.00	1,019.91	1.05	5.35

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Government Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, and VY® T. Rowe Price International Stock Portfolio (the “Funds”), each a series of Voya Investors Trust, including the summary portfolios or portfolios of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 21, 2018

22

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017

	Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$—	$317,314,465	$544,251,238	$593,417,340
Short-term investments at fair value**	—	5,280,011	23,046,184	17,756,585
Short-term investments at amortized cost	784,857,076	—	—	—
Cash	5,074	—	—	—
Foreign currencies at value***	—	—	1,482	276,304
Receivables:
Investment securities sold	—	2,007,618	—	64,058
Fund shares sold	54,652	67,978	6,682	65,909
Dividends	—	1,359,042	876,474	307,130
Interest	248,472	—	—	—
Foreign tax reclaims	—	78,575	198,024	266
Unrealized appreciation on forward foreign currency contracts	—	—	13,953	—
Prepaid expenses	—	1,356	—	—
Reimbursement due from manager	—	22,073	—	—
Other assets	46,039	14,627	27,673	30,452
Total assets	785,211,313	326,145,745	568,421,710	611,918,044
LIABILITIES:
Payable for investment securities purchased	—	766,009	—	36,335
Payable for fund shares redeemed	2,508,552	329,326	1,273,784	1,204,556
Payable upon receipt of securities loaned	—	3,614,103	—	404,927
Unrealized depreciation on forward foreign currency contracts	—	—	820,161	—
Payable for unified fees	191,647	—	309,072	638,173
Payable for investment management fees	—	242,328	—	—
Payable for distribution and shareholder service fees	205,134	35,905	124,846	129,041
Payable to trustees under the deferred compensation plan (Note 6)	46,039	14,627	27,673	30,452
Payable for trustee fees	19,322	1,624	—	—
Other accrued expenses and liabilities	—	65,159	—	—
Total liabilities	2,970,694	5,069,081	2,555,536	2,443,484
NET ASSETS	$782,240,619	$321,076,664	$565,866,174	$609,474,560
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$782,270,352	$266,393,917	$357,174,877	$412,106,080
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	(29,733)	15,447,199	7,833,537	3,068,789
Accumulated net realized gain (loss)	—	(30,108,222)	52,097,828	(9,008,147)
Net unrealized appreciation	—	69,343,770	148,759,932	203,307,838
NET ASSETS	$782,240,619	$321,076,664	$565,866,174	$609,474,560

+ Including securities loaned at value	$—	$3,529,399	$—	$380,418
* Cost of investments in securities	$—	$247,972,688	$394,685,155	$390,108,688
** Cost of short-term investments	$—	$5,280,011	$23,046,184	$17,756,585
*** Cost of foreign currencies	$—	$—	$1,465	$276,300

See Accompanying Notes to Financial Statements

23

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017 (CONTINUED)

	Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV
Net assets	n/a	$22,826,310	$22,246,489	$57,092,683
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	1,875,714	796,308	2,782,824
Net asset value and redemption price per share	n/a	$12.17	$27.94	$20.52

Class I
Net assets	$50,772,635	$183,921,040	$33,894,308	$82,567,416
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	50,767,208	14,722,479	1,200,549	3,836,632
Net asset value and redemption price per share	$1.00	$12.49	$28.23	$21.52

Class S
Net assets	$372,942,936	$113,281,353	$476,316,850	$454,764,446
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	372,904,444	9,111,230	16,756,788	21,250,824
Net asset value and redemption price per share	$1.00	$12.43	$28.43	$21.40

Class S2
Net assets	$358,525,048	$1,047,961	$33,408,527	$15,050,015
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	358,488,025	83,702	1,185,121	710,938
Net asset value and redemption price per share	$1.00	$12.52	$28.19	$21.17

See Accompanying Notes to Financial Statements

24

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
ASSETS:
Investments in securities at fair value+*	$402,653,134	$5,867,746,937	$944,933,960	$236,876,775
Short-term investments at fair value**	4,640,095	535,254,038	37,404,351	3,920,461
Cash	—	37,752,542	1,903,482	1,595,840
Foreign currencies at value***	38	21	—	188,886
Receivables:
Investment securities sold	—	25,089,605	1,222,425	419,951
Fund shares sold	3,292	1,536,220	145,220	35,796
Dividends	821,849	5,180,421	1,804,128	273,349
Interest	—	14,498,873	48,360	65
Foreign tax reclaims	765,276	262,586	35,542	347,163
Unrealized appreciation on unfunded commitments	—	44,340	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	43
Prepaid expenses	—	—	—	883
Other assets	16,728	195,357	54,140	12,877
Total assets	408,900,412	6,487,560,940	987,551,608	243,672,089
LIABILITIES:
Payable for investment securities purchased	—	13,811,159	414,905	238,736
Payable for fund shares redeemed	606,272	10,725,026	1,395,625	140,804
Payable upon receipt of securities loaned	15,278	32,386,775	24,525,486	1,670,085
Unrealized depreciation on forward foreign currency contracts	—	—	—	44,634
Payable for unified fees	335,400	3,469,457	524,226	—
Payable for investment management fees	—	—	—	130,448
Payable for distribution and shareholder service fees	117,433	1,380,253	214,870	47,661
Payable to trustees under the deferred compensation plan (Note 6)	16,728	195,357	54,140	12,877
Payable for trustee fees	—	—	—	1,176
Other accrued expenses and liabilities	—	—	—	171,238
Written options, at fair valueˆ	—	68,831,944	—	—
Total liabilities	1,091,111	130,799,971	27,129,252	2,457,659
NET ASSETS	$407,809,301	$6,356,760,969	$960,422,356	$241,214,430
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$250,253,256	$5,085,173,914	$590,867,545	$194,161,215
Undistributed net investment income	3,755,154	13,266,388	1,879,796	3,949,901
Accumulated net realized gain (loss)	56,272,956	448,929,018	129,493,163	(3,215,494)
Net unrealized appreciation	97,527,935	809,391,649	238,181,852	46,318,808
NET ASSETS	$407,809,301	$6,356,760,969	$960,422,356	$241,214,430

+ Including securities loaned at value	$14,868	$31,575,920	$23,997,335	$1,608,227
* Cost of investments in securities	$305,102,969	$5,008,411,964	$706,754,765	$190,513,671
** Cost of short-term investments	$4,640,095	$535,254,038	$37,404,351	$3,920,461
*** Cost of foreign currencies	$38	$20	$—	$191,397
ˆ Premiums received on written options	$—	$18,867,828	$—	$—

See Accompanying Notes to Financial Statements

25

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017 (CONTINUED)

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
Class ADV
Net assets	$83,492,384	$954,071,350	$53,101,309	$21,085,596
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,917,723	35,964,088	3,703,839	1,304,894
Net asset value and redemption price per share	$16.98	$26.53	$14.34	$16.16

Class I
Net assets	n/a	$1,217,289,325	$99,204,103	$44,832,007
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	44,036,605	6,798,363	2,763,925
Net asset value and redemption price per share	n/a	$27.64	$14.59	$16.22

Class R6
Net assets	$44,303	$59,752,493	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	2,467	2,160,588	n/a	n/a
Net asset value and redemption price per share	$17.96	$27.66	n/a	n/a

Class S
Net assets	$282,442,078	$4,050,728,641	$694,869,759	$175,296,827
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	15,713,388	146,480,106	47,529,849	10,853,364
Net asset value and redemption price per share	$17.97	$27.65	$14.62	$16.15

Class S2
Net assets	$41,830,536	$74,919,160	$113,247,185	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	2,346,716	2,727,709	7,852,932	n/a
Net asset value and redemption price per share	$17.83	$27.47	$14.42	n/a

See Accompanying Notes to Financial Statements

26

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017

	Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$43,521	$10,203,571	$15,114,188	$9,009,793
Interest	7,927,842	—	—	172
Securities lending income, net	—	36,296	163,101	43,965
Other	3,156	—	—	1,807
Total investment income	7,974,519	10,239,867	15,277,289	9,055,737
EXPENSES:
Investment management fees	—	2,904,375	—	—
Unified fees	2,441,855	—	3,665,708	6,998,849
Distribution and shareholder service fees:
Class ADV	—	147,683	122,706	282,767
Class S	1,075,830	294,952	1,219,641	1,061,694
Class S2	1,539,765	4,428	145,398	62,642
Transfer agent fees	—	647	—	—
Shareholder reporting expense	—	64,878	—	—
Professional fees	—	20,180	—	—
Custody and accounting expense	—	122,750	—	—
Trustee fees and expenses	62,846	12,991	41,996	40,320
Miscellaneous expense	—	25,062	—	—
Interest expense	259	3	184	3,622
Total expenses	5,120,555	3,597,949	5,195,633	8,449,894
Waived and reimbursed fees	(79,843)	(261,273)	—	(3,666)
Brokerage commission recapture	—	(4,990)	(9,928)	(1,737)
Net expenses	5,040,712	3,331,686	5,185,705	8,444,491
Net investment income	2,933,807	6,908,181	10,091,584	611,246
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	186,265	29,727,052	57,415,760	31,356,461
Forward foreign currency contracts	—	(108,529)	(1,441,192)	—
Foreign currency related transactions	—	96,001	(217,121)	187,529
Net realized gain	186,265	29,714,524	55,757,447	31,543,990
Net change in unrealized appreciation (depreciation) on:
Investments	—	(3,825,023)	10,181,651	163,820,525
Forward foreign currency contracts	—	—	(1,736,095)	—
Foreign currency related transactions	—	13,709	12,920	(3,498)
Net change in unrealized appreciation (depreciation)	—	(3,811,314)	8,458,476	163,817,027
Net realized and unrealized gain	186,265	25,903,210	64,215,923	195,361,017
Increase in net assets resulting from operations	$3,120,072	$32,811,391	$74,307,507	$195,972,263

* Foreign taxes withheld	$—	$467,005	$330,423	$807,107

See Accompanying Notes to Financial Statements

27

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,114,304	$71,305,136	$26,079,253	$4,791,123
Interest	—	55,720,635	174,443	688
Securities lending income, net	13,037	303,804	124,414	45,867
Total investment income	9,127,341	127,329,575	26,378,110	4,837,678
EXPENSES:
Investment management fees	—	—	—	1,505,428
Unified fees	4,067,215	40,074,102	6,422,880	—
Distribution and shareholder service fees:
Class ADV	462,721	5,276,022	307,293	109,211
Class S	752,617	10,381,911	1,836,390	435,319
Class S2	183,683	325,989	449,572	—
Transfer agent fees	—	—	—	697
Shareholder reporting expense	—	—	—	39,118
Professional fees	—	—	—	37,128
Custody and accounting expense	—	—	—	267,725
Trustee fees	—	—	—	9,409
Trustee fees and expenses	31,606	433,223	74,194	—
Miscellaneous expense	—	—	—	16,543
Interest expense	65	286	—	219
Total expenses	5,497,907	56,491,533	9,090,329	2,420,797
Waived and reimbursed fees	(99,977)	—	—	—
Brokerage commission recapture	—	(37,861)	(5,730)	—
Net expenses	5,397,930	56,453,672	9,084,599	2,420,797
Net investment income	3,729,411	70,875,903	17,293,511	2,416,881
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	57,078,584	442,727,587	142,026,021	12,351,328
Forward foreign currency contracts	—	—	—	(2,983)
Foreign currency related transactions	38,311	425,954	7,936	167,478
Futures	—	—	91,381	—
Written options	—	20,700,763	—	—
Net realized gain	57,116,895	463,854,304	142,125,338	12,515,823
Net change in unrealized appreciation (depreciation) on:
Investments	35,668,578	395,399,863	(9,422,968)	41,715,222
Forward foreign currency contracts	—	—	—	(238,745)
Foreign currency related transactions	40,267	33,948	4,099	16,436
Written options	—	(49,802,046)	—	—
Unfunded commitments	—	44,340	—	—
Net change in unrealized appreciation (depreciation)	35,708,845	345,676,105	(9,418,869)	41,492,913
Net realized and unrealized gain	92,825,740	809,530,409	132,706,469	54,008,736
Increase in net assets resulting from operations	$96,555,151	$880,406,312	$149,999,980	$56,425,617

* Foreign taxes withheld	$185,106	$552,447	$301,670	$407,574

See Accompanying Notes to Financial Statements

28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Liquid Assets Portfolio		VY® Clarion Global Real Estate Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$2,933,807	$105,013	$6,908,181	$6,056,168
Net realized gain	186,265	731,719	29,714,524	9,824,664
Net change in unrealized appreciation (depreciation)	—	—	(3,811,314)	(13,486,164)
Increase in net assets resulting from operations	3,120,072	836,732	32,811,391	2,394,668

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(765,121)	(214,516)
Class I	(348,665)	(100,157)	(6,839,586)	(2,458,630)
Class S	(1,614,236)	(4,857)	(4,147,589)	(1,467,918)
Class S2	(970,907)	—	(37,010)	(11,036)
Net realized gains:
Class I	(12,161)	(63,013)	—	—
Class S	(91,143)	(469,944)	—	—
Class S2	(82,960)	(376,560)	—	—
Total distributions	(3,120,072)	(1,014,531)	(11,789,306)	(4,152,100)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	151,438,100	345,222,068	22,680,298	60,224,012
Reinvestment of distributions	3,120,072	1,014,531	11,789,306	4,152,100
	154,558,172	346,236,599	34,469,604	64,376,112
Cost of shares redeemed	(343,234,252)	(357,561,611)	(67,701,583)	(64,858,708)
Net decrease in net assets resulting from capital share transactions	(188,676,080)	(11,325,012)	(33,231,979)	(482,596)
Net decrease in net assets	(188,676,080)	(11,502,811)	(12,209,894)	(2,240,028)

NET ASSETS:
Beginning of year or period	970,916,699	982,419,510	333,286,558	335,526,586
End of year or period	$782,240,619	$970,916,699	$321,076,664	$333,286,558
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(29,733)	$(29,732)	$15,447,199	$11,467,741

See Accompanying Notes to Financial Statements

29

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Growth and Income Portfolio		VY® JPMorgan Emerging Markets Equity Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$10,091,584	$8,045,468	$611,246	$2,339,955
Net realized gain (loss)	55,757,447	32,477,185	31,543,990	(20,389,983)
Net change in unrealized appreciation (depreciation)	8,458,476	55,523,534	163,817,027	77,713,426
Increase in net assets resulting from operations	74,307,507	96,046,187	195,972,263	59,663,398

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(379,683)	(298,973)	(118,673)	(306,390)
Class I	(693,823)	(595,006)	(469,499)	(926,803)
Class S	(9,648,264)	(9,891,895)	(1,968,991)	(4,500,957)
Class S2	(676,757)	(810,508)	(44,978)	(155,443)
Net realized gains:
Class ADV	(1,122,973)	(1,669,639)	—	—
Class I	(1,650,757)	(2,511,018)	—	—
Class S	(25,572,370)	(46,962,600)	—	—
Class S2	(1,968,204)	(4,135,146)	—	—
Total distributions	(41,712,831)	(66,874,785)	(2,602,141)	(5,889,593)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	38,773,346	45,063,943	64,467,598	37,862,175
Proceeds from shares issued in merger (Note 15)	—	9,580,177	—	—
Reinvestment of distributions	41,712,831	66,874,785	2,602,141	5,889,593
	80,486,177	121,518,905	67,069,739	43,751,768
Cost of shares redeemed	(140,217,505)	(86,462,935)	(127,549,101)	(97,654,595)
Net increase (decrease) in net assets resulting from capital share transactions	(59,731,328)	35,055,970	(60,479,362)	(53,902,827)
Net increase (decrease) in net assets	(27,136,652)	64,227,372	132,890,760	(129,022)

NET ASSETS:
Beginning of year or period	593,002,826	528,775,454	476,583,800	476,712,822
End of year or period	$565,866,174	$593,002,826	$609,474,560	$476,583,800
Undistributed net investment income at end of year or period	$7,833,537	$10,441,564	$3,068,789	$2,579,297

See Accompanying Notes to Financial Statements

30

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Morgan Stanley Global Franchise Portfolio		VY® T. Rowe Price Capital Appreciation Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$3,729,411	$4,867,786	$70,875,903	$78,140,586
Net realized gain	57,116,895	25,732,851	463,854,304	297,925,929
Net change in unrealized appreciation (depreciation)	35,708,845	(9,311,336)	345,676,105	82,425,701
Increase in net assets resulting from operations	96,555,151	21,289,301	880,406,312	458,492,216

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(766,549)	(673,960)	(8,799,414)	(8,400,302)
Class I	—	—	(17,227,075)	(17,322,561)
Class R6	(661)	(44)	(787,698)	(112,769)
Class S	(3,542,367)	(3,972,597)	(47,990,672)	(53,734,780)
Class S2	(474,982)	(530,107)	(778,960)	(972,754)
Net realized gains:
Class ADV	(4,873,750)	(5,502,781)	(43,457,344)	(62,813,944)
Class I	—	—	(54,620,718)	(97,402,574)
Class R6	(2,803)	(240)	(1,715,315)	(263)
Class S	(18,416,495)	(25,917,107)	(195,800,364)	(357,892,265)
Class S2	(2,846,416)	(4,003,137)	(3,933,288)	(7,480,326)
Total distributions	(30,924,023)	(40,599,973)	(375,110,848)	(606,132,538)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,280,653	31,303,063	425,398,646	449,977,813
Reinvestment of distributions	30,924,023	40,599,973	375,110,848	606,132,538
	43,204,676	71,903,036	800,509,494	1,056,110,351
Cost of shares redeemed	(114,028,618)	(65,758,595)	(978,382,699)	(634,731,980)
Net increase (decrease) in net assets resulting from capital share transactions	(70,823,942)	6,144,441	(177,873,205)	421,378,371
Net increase (decrease) in net assets	(5,192,814)	(13,166,231)	327,422,259	273,738,049

NET ASSETS:
Beginning of year or period	413,002,115	426,168,346	6,029,338,710	5,755,600,661
End of year or period	$407,809,301	$413,002,115	$6,356,760,969	$6,029,338,710
Undistributed net investment income at end of year or period	$3,755,154	$4,771,991	$13,266,388	$17,568,200

See Accompanying Notes to Financial Statements

31

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Equity Income Portfolio		VY® T. Rowe Price International Stock Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$17,293,511	$20,865,348	$2,416,881	$2,562,569
Net realized gain	142,125,338	78,859,898	12,515,823	629,894
Net change in unrealized appreciation (depreciation)	(9,418,869)	77,871,086	41,492,913	813,830
Increase in net assets resulting from operations	149,999,980	177,596,332	56,425,617	4,006,293

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(911,053)	(929,752)	(155,999)	(167,245)
Class I	(2,225,668)	(3,196,238)	(582,062)	(652,991)
Class S	(14,059,708)	(16,449,583)	(1,957,392)	(2,340,920)
Class S2	(2,147,516)	(2,282,147)	—	—
Net realized gains:
Class ADV	(3,880,800)	(4,917,270)	—	—
Class I	(7,110,045)	(13,021,964)	—	—
Class S	(54,867,068)	(76,986,862)	—	—
Class S2	(8,484,524)	(11,031,911)	—	—
Total distributions	(93,686,382)	(128,815,727)	(2,695,453)	(3,161,156)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	41,585,784	106,958,948	31,589,283	14,237,609
Reinvestment of distributions	93,686,382	128,815,727	2,695,453	3,161,156
	135,272,166	235,774,675	34,284,736	17,398,765
Cost of shares redeemed	(302,706,854)	(223,681,026)	(54,036,875)	(36,860,379)
Net increase (decrease) in net assets resulting from capital share transactions	(167,434,688)	12,093,649	(19,752,139)	(19,461,614)
Net increase (decrease) in net assets	(111,121,090)	60,874,254	33,978,025	(18,616,477)

NET ASSETS:
Beginning of year or period	1,071,543,446	1,010,669,192	207,236,405	225,852,882
End of year or period	$960,422,356	$1,071,543,446	$241,214,430	$207,236,405
Undistributed net investment income at end of year or period	$1,879,796	$3,906,856	$3,949,901	$2,493,343

See Accompanying Notes to Financial Statements

32

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions										Ratios to average net assets					Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)		($000’s)	(%)
Voya Government Liquid Assets Portfolio
Class I
12-31-17	1.00	0.01		0.00	*	0.01		0.01		0.00	*	—	0.01		—	1.00	0.66	0.29	0.29	0.29	0.62		50,773	—
12-31-16	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.23	0.28	0.28	0.28	0.13		66,214	—
12-31-15	1.00	—		0.00	*	0.00		0.00	*	0.00	*	—	0.00	*	—	1.00	0.01	0.28	0.22	0.22	0.00	*	81,636	—
12-31-14	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01	0.28	0.19	0.19	(0.00	)*	78,773	—
12-31-13	1.00	—		0.00	*	0.00		0.00	*	0.00	*	—	0.00	*	—	1.00	0.02	0.28	0.22	0.22	0.00	*	81,029	—
Class S
12-31-17	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.41	0.54	0.54	0.54	0.37		372,943	—
12-31-16	1.00	—		0.00	*	0.00		0.00	*	0.00	*	—	0.00	*	—	1.00	0.09	0.53	0.42	0.42	0.00	*	488,208	—
12-31-15	1.00	—		0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.01	0.53	0.22	0.22	(0.00	)*	552,706	—
12-31-14	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01	0.53	0.19	0.19	(0.00	)*	619,776	—
12-31-13	1.00	—		0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.02	0.53	0.23	0.23	(0.00	)*	753,517	—
Class S2
12-31-17	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.28	0.69	0.67	0.67	0.25		358,525	—
12-31-16	1.00	—		0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.09	0.71	0.42	0.42	(0.00	)*	416,495	—
12-31-15	1.00	—		0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.01	0.78	0.22	0.22	(0.00	)*	348,078	—
12-31-14	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01	0.78	0.19	0.19	(0.00	)*	291,912	—
12-31-13	1.00	—		0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.02	0.78	0.23	0.23	(0.00	)*	296,540	—
VY® Clarion Global Real Estate Portfolio
Class ADV
12-31-17	11.41	0.19	•	0.95		1.14		0.38		—		—	0.38		—	12.17	10.20	1.57	1.49	1.49	1.63		22,826	90
12-31-16	11.47	0.16		(0.13)		0.03		0.09		—		—	0.09		—	11.41	0.23	1.61	1.49	1.49	1.33		25,983	49
12-31-15	12.04	0.11	•	(0.35)		(0.24)		0.33		—		—	0.33		—	11.47	(1.99)	1.72	1.49	1.49	0.95		27,513	50
12-31-14	10.71	0.13		1.30		1.43		0.10		—		—	0.10		—	12.04	13.40	1.73	1.49	1.49	1.12		27,577	40
12-31-13	10.96	0.12	•	0.25		0.37		0.62		—		—	0.62		—	10.71	3.29	1.73	1.49	1.49	1.13		23,863	35
Class I
12-31-17	11.72	0.27	•	0.96		1.23		0.46		—		—	0.46		—	12.49	10.77	0.97	0.89	0.89	2.28		183,921	90
12-31-16	11.77	0.22		(0.10)		0.12		0.17		—		—	0.17		—	11.72	0.89	0.96	0.89	0.89	1.94		183,084	49
12-31-15	12.34	0.18		(0.35)		(0.17)		0.40		—		—	0.40		—	11.77	(1.42)	0.97	0.89	0.89	1.55		165,604	50
12-31-14	10.96	0.21	•	1.33		1.54		0.16		—		—	0.16		—	12.34	14.07	0.98	0.89	0.89	1.75		160,209	40
12-31-13	11.17	0.19	•	0.26		0.45		0.66		—		—	0.66		—	10.96	3.95	0.98	0.89	0.89	1.70		121,414	35
Class S
12-31-17	11.66	0.24	•	0.96		1.20		0.43		—		—	0.43		—	12.43	10.50	1.22	1.14	1.14	2.00		113,281	90
12-31-16	11.71	0.20	•	(0.12)		0.08		0.13		—		—	0.13		—	11.66	0.62	1.21	1.14	1.14	1.67		123,103	49
12-31-15	12.28	0.15	•	(0.36)		(0.21)		0.36		—		—	0.36		—	11.71	(1.69)	1.22	1.14	1.14	1.27		141,067	50
12-31-14	10.90	0.17	•	1.34		1.51		0.13		—		—	0.13		—	12.28	13.86	1.23	1.14	1.14	1.42		161,194	40
12-31-13	11.11	0.16	•	0.26		0.42		0.63		—		—	0.63		—	10.90	3.71	1.23	1.14	1.14	1.42		161,379	35
Class S2
12-31-17	11.73	0.22	•	0.98		1.20		0.41		—		—	0.41		—	12.52	10.42	1.37	1.29	1.29	1.87		1,048	90
12-31-16	11.78	0.18	•	(0.12)		0.06		0.11		—		—	0.11		—	11.73	0.44	1.39	1.29	1.29	1.52		1,117	49
12-31-15	12.34	0.14	•	(0.36)		(0.22)		0.34		—		—	0.34		—	11.78	(1.84)	1.47	1.29	1.29	1.11		1,343	50
12-31-14	10.96	0.14	•	1.35		1.49		0.11		—		—	0.11		—	12.34	13.60	1.48	1.29	1.29	1.22		1,624	40
12-31-13	11.17	0.14	•	0.26		0.40		0.61		—		—	0.61		—	10.96	3.54	1.48	1.29	1.29	1.27		1,842	35
VY® Invesco Growth and Income Portfolio
Class ADV
12-31-17	26.55	0.38	•	3.04		3.42		0.51		1.52		—	2.03		—	27.94	13.46	1.24	1.24	1.24	1.43		22,246	17
12-31-16	25.48	0.30	•	4.19		4.49		0.52		2.90		—	3.42		—	26.55	19.52	1.29	1.24	1.24	1.21		18,641	23
12-31-15	31.49	0.30	•	(0.98)		(0.68)		0.93		4.40		—	5.33		—	25.48	(3.26)	1.39	1.24	1.24	1.05		15,551	19
12-31-14	30.92	0.52	•	2.43		2.95		0.31		2.07		—	2.38		—	31.49	9.72	1.39	1.24	1.24	1.66		16,407	28
12-31-13	23.41	0.25	•	7.55		7.80		0.29		—		—	0.29		—	30.92	33.45	1.39	1.24	1.23	0.92		15,200	28

See Accompanying Notes to Financial Statements

33

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Invesco Growth and Income Portfolio (continued)
Class I
12-31-17	26.77	0.55	•	3.07	3.62	0.64	1.52	—	2.16	—	28.23	14.13		0.64	0.64	0.64	2.02	33,894	17
12-31-16	25.68	0.45	•	4.23	4.68	0.69	2.90	—	3.59	—	26.77	20.23		0.64	0.64	0.64	1.81	28,117	23
12-31-15	31.71	0.47	•	(0.98)	(0.51)	1.12	4.40	—	5.52	—	25.68	(2.69)		0.64	0.64	0.64	1.63	23,008	19
12-31-14	31.08	0.68	•	2.48	3.16	0.46	2.07	—	2.53	—	31.71	10.39		0.64	0.64	0.64	2.16	28,264	28
12-31-13	23.50	0.43	•	7.58	8.01	0.43	—	—	0.43	—	31.08	34.23		0.64	0.64	0.63	1.53	24,742	28
Class S
12-31-17	26.94	0.48	•	3.10	3.58	0.57	1.52	—	2.09	—	28.43	13.89		0.89	0.89	0.89	1.76	476,317	17
12-31-16	25.81	0.41		4.23	4.64	0.61	2.90	—	3.51	—	26.94	19.92		0.89	0.89	0.89	1.56	507,524	23
12-31-15	31.83	0.40	•	(0.99)	(0.59)	1.03	4.40	—	5.43	—	25.81	(2.93)		0.89	0.89	0.89	1.39	451,452	19
12-31-14	31.19	0.64	•	2.45	3.09	0.38	2.07	—	2.45	—	31.83	10.11		0.89	0.89	0.89	2.04	535,054	28
12-31-13	23.59	0.35	•	7.61	7.96	0.36	—	—	0.36	—	31.19	33.88		0.89	0.89	0.88	1.27	566,801	28
Class S2
12-31-17	26.73	0.44	•	3.06	3.50	0.52	1.52	—	2.04	—	28.19	13.67		1.04	1.04	1.04	1.62	33,409	17
12-31-16	25.62	0.35	•	4.23	4.58	0.57	2.90	—	3.47	—	26.73	19.80		1.07	1.04	1.04	1.41	38,721	23
12-31-15	31.63	0.36	•	(0.99)	(0.63)	0.98	4.40	—	5.38	—	25.62	(3.10)		1.14	1.04	1.04	1.24	38,764	19
12-31-14	31.00	0.59	•	2.43	3.02	0.32	2.07	—	2.39	—	31.63	9.95		1.14	1.04	1.04	1.89	45,878	28
12-31-13	23.45	0.31	•	7.56	7.87	0.32	—	—	0.32	—	31.00	33.70		1.14	1.04	1.03	1.12	50,774	28
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-17	14.43	(0.05)		6.19	6.14	0.05	—	—	0.05	—	20.52	42.55		1.86	1.86	1.86	(0.24)	57,093	26
12-31-16	12.92	0.02	•	1.61	1.63	0.12	—	—	0.12	—	14.43	12.62		1.90	1.85	1.85	0.12	35,873	24
12-31-15	16.63	0.07		(2.56)	(2.49)	0.14	1.08	—	1.22	—	12.92	(16.07	)(a)	2.01	1.86	1.86	0.45	34,072	15
12-31-14	18.39	0.13		0.13	0.26	0.13	1.89	—	2.02	—	16.63	0.47		2.01	1.86	1.86	0.72	42,490	23
12-31-13	20.19	0.07	•	(1.31)	(1.24)	0.12	0.44	—	0.56	—	18.39	(6.07)		2.01	1.86	1.86	0.36	43,996	45
Class I
12-31-17	15.10	0.08		6.47	6.55	0.13	—	—	0.13	—	21.52	43.45		1.26	1.26	1.26	0.34	82,567	26
12-31-16	13.52	0.10	•	1.70	1.80	0.22	—	—	0.22	—	15.10	13.27		1.25	1.25	1.25	0.71	63,276	24
12-31-15	17.36	0.17		(2.68)	(2.51)	0.25	1.08	—	1.33	—	13.52	(15.57	)(a)	1.26	1.26	1.26	1.05	58,250	15
12-31-14	19.10	0.23	•	0.15	0.38	0.23	1.89	—	2.12	—	17.36	1.06		1.26	1.26	1.26	1.22	71,163	23
12-31-13	20.93	0.19	•	(1.35)	(1.16)	0.23	0.44	—	0.67	—	19.10	(5.49)		1.26	1.26	1.26	0.97	136,636	45
Class S
12-31-17	15.02	0.03		6.44	6.47	0.09	—	—	0.09	—	21.40	43.11		1.51	1.51	1.51	0.11	454,764	26
12-31-16	13.45	0.07	•	1.67	1.74	0.17	—	—	0.17	—	15.02	12.95		1.50	1.50	1.50	0.47	362,865	24
12-31-15	17.26	0.13	•	(2.66)	(2.53)	0.20	1.08	—	1.28	—	13.45	(15.75	)(a)	1.51	1.51	1.51	0.81	367,861	15
12-31-14	19.00	0.20	•	0.13	0.33	0.18	1.89	—	2.07	—	17.26	0.80		1.51	1.51	1.51	1.06	499,431	23
12-31-13	20.82	0.16		(1.37)	(1.21)	0.17	0.44	—	0.61	—	19.00	(5.74)		1.51	1.51	1.51	0.73	573,548	45
Class S2
12-31-17	14.86	(0.01	)•	6.37	6.36	0.05	—	—	0.05	—	21.17	42.85		1.66	1.66	1.66	(0.03)	15,050	26
12-31-16	13.30	0.05	•	1.65	1.70	0.14	—	—	0.14	—	14.86	12.79		1.68	1.65	1.65	0.32	14,570	24
12-31-15	17.08	0.10	•	(2.64)	(2.54)	0.16	1.08	—	1.24	—	13.30	(15.91	)(a)	1.76	1.66	1.66	0.65	16,530	15
12-31-14	18.81	0.17	•	0.14	0.31	0.15	1.89	—	2.04	—	17.08	0.73		1.76	1.66	1.66	0.92	22,613	23
12-31-13	20.62	0.11		(1.34)	(1.23)	0.14	0.44	—	0.58	—	18.81	(5.89)		1.76	1.66	1.66	0.58	26,016	45
VY® Morgan Stanley Global Franchise Portfolio
Class ADV
12-31-17	14.58	0.10		3.53	3.63	0.17	1.06	—	1.23	—	16.98	25.47		1.57	1.55	1.55	0.60	83,492	29
12-31-16	15.29	0.13	•	0.68	0.81	0.17	1.35	—	1.52	—	14.58	4.94		1.61	1.54	1.54	0.83	68,606	26
12-31-15	16.56	0.15		0.87	1.02	0.28	2.01	—	2.29	—	15.29	5.95		1.71	1.55	1.55	0.90	56,395	27
12-31-14	17.55	0.23	•	0.48	0.71	0.28	1.42	—	1.70	—	16.56	3.87		1.71	1.56	1.56	1.35	55,949	21
12-31-13	15.98	0.20	•	2.74	2.94	0.37	1.00	—	1.37	—	17.55	19.02		1.71	1.56	1.56	1.17	52,318	21

See Accompanying Notes to Financial Statements

34

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Morgan Stanley Global Franchise Portfolio (continued)
Class R6
12-31-17	15.35	0.21	•	3.71	3.92	0.25	1.06	—	1.31	—	17.96	26.16	0.97	0.95	0.95	1.21	44	29
05-03-16(5)–12-31-16	16.66	0.22	•	0.07	0.29	0.25	1.35	—	1.60	—	15.35	1.46	0.96	0.94	0.94	1.48	49	26
Class S
12-31-17	15.36	0.16	•	3.71	3.87	0.20	1.06	—	1.26	—	17.97	25.81	1.22	1.20	1.20	0.95	282,442	29
12-31-16	16.02	0.20		0.70	0.90	0.21	1.35	—	1.56	—	15.36	5.30	1.21	1.19	1.19	1.20	299,965	26
12-31-15	17.23	0.21	•	0.92	1.13	0.33	2.01	—	2.34	—	16.02	6.36	1.21	1.20	1.20	1.26	319,681	27
12-31-14	18.16	0.30	•	0.50	0.80	0.31	1.42	—	1.73	—	17.23	4.25	1.21	1.21	1.21	1.71	336,350	21
12-31-13	16.44	0.29	•	2.80	3.09	0.37	1.00	—	1.37	—	18.16	19.42	1.21	1.21	1.21	1.67	385,597	21
Class S2
12-31-17	15.24	0.14	•	3.69	3.83	0.18	1.06	—	1.24	—	17.83	25.69	1.37	1.35	1.35	0.80	41,831	29
12-31-16	15.90	0.17	•	0.70	0.87	0.18	1.35	—	1.53	—	15.24	5.16	1.39	1.34	1.34	1.05	44,381	26
12-31-15	17.12	0.19	•	0.90	1.09	0.30	2.01	—	2.31	—	15.90	6.17	1.46	1.35	1.35	1.11	50,093	27
12-31-14	18.05	0.28	•	0.50	0.78	0.29	1.42	—	1.71	—	17.12	4.12	1.46	1.36	1.36	1.57	54,169	21
12-31-13	16.34	0.27	•	2.78	3.05	0.34	1.00	—	1.34	—	18.05	19.28	1.46	1.36	1.36	1.53	61,560	21
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-17	24.54	0.19		3.36	3.55	0.25	1.31	—	1.56	—	26.53	14.72	1.24	1.24	1.24	0.78	954,071	61
12-31-16	25.27	0.24	•	1.68	1.92	0.28	2.37	—	2.65	—	24.54	7.65	1.29	1.24	1.24	0.97	778,133	69
12-31-15	28.02	0.24	•	1.14	1.38	0.28	3.85	—	4.13	—	25.27	4.85	1.39	1.24	1.24	0.89	596,730	67
12-31-14	27.68	0.27	•	2.88	3.15	0.30	2.51	—	2.81	—	28.02	11.78	1.39	1.24	1.24	0.96	457,740	72
12-31-13	24.54	0.19	•	5.00	5.19	0.24	1.81	—	2.05	—	27.68	21.75	1.39	1.24	1.24	0.72	350,643	69
Class I
12-31-17	25.49	0.36		3.50	3.86	0.40	1.31	—	1.71	—	27.64	15.39	0.64	0.64	0.64	1.38	1,217,289	61
12-31-16	26.12	0.40		1.75	2.15	0.41	2.37	—	2.78	—	25.49	8.31	0.64	0.64	0.64	1.55	1,084,776	69
12-31-15	28.80	0.40		1.18	1.58	0.41	3.85	—	4.26	—	26.12	5.47	0.64	0.64	0.64	1.48	1,027,480	67
12-31-14	28.34	0.43		2.99	3.42	0.45	2.51	—	2.96	—	28.80	12.46	0.64	0.64	0.64	1.55	1,049,730	72
12-31-13	25.04	0.36	•	5.12	5.48	0.37	1.81	—	2.18	—	28.34	22.49	0.64	0.64	0.64	1.31	989,583	69
Class R6
12-31-17	25.49	0.38	•	3.50	3.88	0.40	1.31	—	1.71	—	27.66	15.47	0.64	0.64	0.64	1.38	59,752	61
05-03-16(5)–12-31-16	27.00	0.48	•	0.79	1.27	0.41	2.37	—	2.78	—	25.49	4.78	0.64	0.64	0.64	1.91	8,696	69
Class S
12-31-17	25.50	0.31	•	3.48	3.79	0.33	1.31	—	1.64	—	27.65	15.10	0.89	0.89	0.89	1.13	4,050,729	61
12-31-16	26.13	0.34		1.74	2.08	0.34	2.37	—	2.71	—	25.50	8.05	0.89	0.89	0.89	1.30	4,074,922	69
12-31-15	28.82	0.33		1.18	1.51	0.35	3.85	—	4.20	—	26.13	5.18	0.89	0.89	0.89	1.23	4,044,261	67
12-31-14	28.36	0.37		2.97	3.34	0.37	2.51	—	2.88	—	28.82	12.20	0.89	0.89	0.89	1.30	4,122,797	72
12-31-13	25.06	0.29	•	5.12	5.41	0.30	1.81	—	2.11	—	28.36	22.20	0.89	0.89	0.89	1.05	4,002,988	69
Class S2
12-31-17	25.33	0.26	•	3.47	3.73	0.28	1.31	—	1.59	—	27.47	14.96	1.04	1.04	1.04	0.98	74,919	61
12-31-16	25.98	0.31		1.71	2.02	0.30	2.37	—	2.67	—	25.33	7.86	1.07	1.04	1.04	1.15	82,812	69
12-31-15	28.67	0.30		1.16	1.46	0.30	3.85	—	4.15	—	25.98	5.06	1.14	1.04	1.04	1.08	87,130	67
12-31-14	28.23	0.33		2.95	3.28	0.33	2.51	—	2.84	—	28.67	12.02	1.14	1.04	1.04	1.15	93,998	72
12-31-13	24.96	0.24	•	5.10	5.34	0.26	1.81	—	2.07	—	28.23	21.98	1.14	1.04	1.04	0.90	92,805	69
VY® T. Rowe Price Equity Income Portfolio
Class ADV
12-31-17	13.63	0.20		1.86	2.06	0.25	1.10	—	1.35	—	14.34	15.89	1.24	1.24	1.24	1.38	53,101	19
12-31-16	13.03	0.23		2.04	2.27	0.26	1.41	—	1.67	—	13.63	18.30	1.29	1.24	1.24	1.67	50,794	26
12-31-15	16.29	0.23		(1.27)	(1.04)	0.26	1.96	—	2.22	—	13.03	(7.24)	1.39	1.24	1.24	1.52	50,413	27
12-31-14	16.60	0.24		0.93	1.17	0.26	1.22	—	1.48	—	16.29	7.13	1.39	1.24	1.24	1.42	62,848	9
12-31-13	13.02	0.17		3.63	3.80	0.21	0.01	—	0.22	—	16.60	29.22	1.39	1.24	1.24	1.22	66,056	12

See Accompanying Notes to Financial Statements

35

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
VY® T. Rowe Price Equity Income Portfolio (continued)
Class I
12-31-17	13.85	0.28	•	1.90	2.18	0.34	1.10	—	1.44	—	14.59	16.48		0.64	0.64	0.64	1.94	99,204	19
12-31-16	13.20	0.31	•	2.09	2.40	0.34	1.41	—	1.75	—	13.85	19.07		0.64	0.64	0.64	2.32	135,151	26
12-31-15	16.47	0.32	•	(1.28)	(0.96)	0.35	1.96	—	2.31	—	13.20	(6.65)		0.64	0.64	0.64	2.09	90,800	27
12-31-14	16.76	0.35	•	0.94	1.29	0.36	1.22	—	1.58	—	16.47	7.79		0.64	0.64	0.64	2.07	194,078	9
12-31-13	13.13	0.28	•	3.65	3.93	0.29	0.01	—	0.30	—	16.76	30.01		0.64	0.64	0.64	1.83	355,229	12
Class S
12-31-17	13.87	0.25	•	1.90	2.15	0.30	1.10	—	1.40	—	14.62	16.23		0.89	0.89	0.89	1.73	694,870	19
12-31-16	13.22	0.28		2.08	2.36	0.30	1.41	—	1.71	—	13.87	18.77		0.89	0.89	0.89	2.01	772,218	26
12-31-15	16.49	0.28	•	(1.28)	(1.00)	0.31	1.96	—	2.27	—	13.22	(6.90)		0.89	0.89	0.89	1.86	758,358	27
12-31-14	16.79	0.30	•	0.94	1.24	0.32	1.22	—	1.54	—	16.49	7.45		0.89	0.89	0.89	1.77	1,013,552	9
12-31-13	13.15	0.24	•	3.66	3.90	0.25	0.01	—	0.26	—	16.79	29.74		0.89	0.89	0.89	1.57	1,113,360	12
Class S2
12-31-17	13.70	0.23		1.87	2.10	0.28	1.10	—	1.38	—	14.42	16.07		1.04	1.04	1.04	1.58	113,247	19
12-31-16	13.08	0.25		2.06	2.31	0.28	1.41	—	1.69	—	13.70	18.59		1.07	1.04	1.04	1.86	113,380	26
12-31-15	16.35	0.25		(1.27)	(1.02)	0.29	1.96	—	2.25	—	13.08	(7.08)		1.14	1.04	1.04	1.72	111,098	27
12-31-14	16.66	0.27		0.93	1.20	0.29	1.22	—	1.51	—	16.35	7.31		1.14	1.04	1.04	1.62	131,519	9
12-31-13	13.06	0.21	•	3.63	3.84	0.23	0.01	—	0.24	—	16.66	29.49		1.14	1.04	1.04	1.42	134,882	12
VY® T. Rowe Price International Stock Portfolio
Class ADV
12-31-17	12.79	0.08		3.42	3.50	0.13	—	—	0.13	—	16.16	27.42		1.40	1.40	1.40	0.64	21,086	37
12-31-16	12.73	0.11		0.09	0.20	0.14	—	—	0.14	—	12.79	1.59		1.43	1.38	1.38	0.82	15,001	33
12-31-15	12.98	0.07	•	(0.24)	(0.17)	0.08	—	—	0.08	—	12.73	(1.36	)(b)	1.50	1.35	1.35	0.49	15,149	43
12-31-14	13.28	0.08		(0.26)	(0.18)	0.12	—	—	0.12	—	12.98	(1.43)		1.52	1.37	1.37	0.62	12,616	48
12-31-13	11.77	0.10	•	1.53	1.63	0.12	—	—	0.12	—	13.28	13.98		1.52	1.37	1.37	0.78	12,693	48
Class I
12-31-17	12.82	0.19	•	3.41	3.60	0.20	—	—	0.20	—	16.22	28.21		0.80	0.80	0.80	1.26	44,832	37
12-31-16	12.76	0.19		0.09	0.28	0.22	—	—	0.22	—	12.82	2.18		0.78	0.78	0.78	1.41	38,010	33
12-31-15	12.99	0.16	•	(0.24)	(0.08)	0.15	—	—	0.15	—	12.76	(0.73	)(b)	0.75	0.75	0.75	1.15	39,288	43
12-31-14	13.27	0.17		(0.27)	(0.10)	0.18	—	—	0.18	—	12.99	(0.82)		0.77	0.77	0.77	1.23	50,333	48
12-31-13	11.74	0.17	•	1.52	1.69	0.16	—	—	0.16	—	13.27	14.58		0.77	0.77	0.77	1.37	52,766	48
Class S
12-31-17	12.77	0.15	•	3.40	3.55	0.17	—	—	0.17	—	16.15	27.87		1.05	1.05	1.05	1.01	175,297	37
12-31-16	12.71	0.15	•	0.09	0.24	0.18	—	—	0.18	—	12.77	1.90		1.03	1.03	1.03	1.17	154,225	33
12-31-15	12.94	0.12		(0.23)	(0.11)	0.12	—	—	0.12	—	12.71	(0.94	)(b)	1.00	1.00	1.00	0.88	171,416	43
12-31-14	13.23	0.12	•	(0.26)	(0.14)	0.15	—	—	0.15	—	12.94	(1.11)		1.02	1.02	1.02	0.94	183,379	48
12-31-13	11.70	0.14	•	1.52	1.66	0.13	—	—	0.13	—	13.23	14.33		1.02	1.02	1.02	1.12	171,747	48

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
(a)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, total return for JPMorgan Emerging Markets Equity would have been (16.33)%, (15.82)%, (16.00)% and (16.16)% for Classes ADV, I, S and S2, respectively.
(b)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, T.Rowe Price International Stock’s total return would have been (1.44)%, (0.80)% and (1.10)% for Classes ADV, I and S, respectively.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-four active separate investment series. The eight series (each a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Government Liquid Assets Portfolio (“Government Liquid Assets”), VY® Clarion Global Real Estate Portfolio (“Clarion Global Real Estate”), VY® Invesco Growth and Income Portfolio (“Invesco Growth and Income”), VY® JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), VY® Morgan Stanley Global Franchise Portfolio (“Morgan Stanley Global Franchise”), VY® T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), VY® T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), and VY® T. Rowe Price International Stock Portfolio (“T. Rowe Price International Stock”). All of the Portfolios are diversified except for Morgan Stanley Global Franchise, which is a non-diversified Portfolio of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”), Class R6, Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Prior to May 1, 2017, Directed Services LLC (“DSL”), a Delaware limited liability company, served as the investment adviser to all of the Portfolios except Clarion Global Real Estate. There were no changes to the services provided or the fees charged to the Portfolios upon the replacement of DSL with Voya Investments. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Government Liquid Assets. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Liquid Assets), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing

37

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair

38

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Government Liquid Assets uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Liquid Assets, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. Clarion Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Clarion Global Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies

39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. For Government Liquid Assets, dividends from net investment income, if any, are declared daily and paid monthly and dividends from net capital gain distributions, at least annually. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is

40

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio enters into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate

41

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2017, the maximum amount of loss that Invesco Growth and Income, T. Rowe Price Capital Appreciation and T. Rowe Price International Stock would incur if its counterparties failed to perform would be $13,953, $7,243,551 and $43, respectively, which represents the gross payments to be received on open forward foreign currency contracts and OTC purchased options were they to be unwound as of December 31, 2017. There was no collateral pledged by any counterparty at December 31, 2017 to any Portfolio.

Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2017 Invesco Growth and Income, T. Rowe Price Capital Appreciation and T. Rowe Price International Stock had a liability position of $820,161, $68,399,612 and $44,634, respectively, on open forward foreign currency contracts and open OTC written options. If a contingent feature would have been triggered as of December 31, 2017, the Portfolio’s could have been required to pay these amounts in cash to its counterparties. There was no collateral pledged by any Portfolio as of December 31, 2017.

At December 31, 2017, Clarion Global Real Estate had not entered into any Master Agreements.

H.  Participatory Notes. JPMorgan Emerging Markets Equity may invest up to 10% of its assets in participatory notes (“P-Notes”). P-Notes are a type of promissory note and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Portfolio to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statements of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Portfolio.

I.  Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

During the year ended December 31, 2017, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below. The Portfolios use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Portfolio of Investments for open forward currency contracts at December 31, 2017.

	Purchased	Sold
Clarion Global Real Estate	$51,857	$294,360
Invesco Growth and Income	545,128	44,307,959
T. Rowe Price International Stock	21,843	3,364,222

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments, if any. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2017, T. Rowe Price Equity Income had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2017, T. Rowe Price Equity Income had average notional values on futures contracts purchased of $897,708. There were no open futures contracts at December 31, 2017.

J.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2017, T. Rowe Price Capital Appreciation had purchased and written equity options to gain additional exposure to equity risk and to generate income. Please refer to the tables following the Portfolio of Investments for open purchased and written equity options at December 31, 2017.

Please refer to Note 9 for the volume of purchased and written option activity during the year ended December 31, 2017 for T. Rowe Price Capital Appreciation.

K.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Government Liquid Assets for open repurchase agreements subject to the MRA on a net basis at December 31, 2017.

L.  Securities Lending. Each Portfolio may temporarily loan up to 33⅓% (except for JPMorgan Emerging Markets Equity which may temporarily loan up to 30%) of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

M.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

N.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2017, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Clarion Global Real Estate	$288,373,057	$320,094,612
Invesco Growth and Income	95,470,128	182,987,929
JPMorgan Emerging Markets Equity	144,510,325	220,204,959
Morgan Stanley Global Franchise	119,322,081	214,414,776
T. Rowe Price Capital Appreciation	3,222,506,819	3,845,856,124
T. Rowe Price Equity Income	188,626,262	424,452,831
T. Rowe Price International Stock	85,287,352	104,683,561

NOTE 4 — INVESTMENT MANAGEMENT FEES

Clarion Global Real Estate and T. Rowe Price International Stock have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Clarion Global Real Estate	0.90% on the first $250 million; 0.875% on the next $250 million; 0.80% on the amount in excess of $500 million

Portfolio	Fee
T. Rowe Price International Stock	0.64% on the first $4 billion; 0.63% on the amount in excess of $4 billion

With the exception of the Portfolios in the table above, the Investment Adviser provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser is also responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
Government Liquid Assets(1)	0.35% on the first $200 million; 0.30% on the next $300 million; 0.25% on the amount in excess of $500 million
JPMorgan Emerging Markets Equity	1.25%
Morgan Stanley Global Franchise	1.00% on the first $250 million; 0.90% on the next $250 million; 0.75% on the amount in excess of $500 million
Invesco Growth and Income,	0.75% first $750 million;
T. Rowe Price Capital	0.70% on the next $1.25 billion;
Appreciation, and	0.65% on the next $1.5 billion;
T. Rowe Price Equity Income(2)	0.60% on the amount in excess of $3.5 billion

(1)	The assets of Government Liquid Assets are aggregated with those of Voya Limited Maturity Bond Portfolio, which is not included in this report, to determine the Unified Fee applicable to the Portfolio.
(2)	The assets of these Portfolios are aggregated with those of VY® Clarion Real Estate Portfolio, which is not included in this report, to determine the Unified Fee applicable to each respective Portfolio.

The Investment Adviser has contractually agreed to waive a portion of the management fee for Clarion Global Real Estate(3), Morgan Stanley Global Franchise and T. Rowe Price Equity Income(4). For Clarion Global Real Estate and Morgan Stanley Global Franchise, the waivers were effective in connection with a sub-advisory fee reduction that occurred on May 1, 2009 and July 1, 2015, respectively. The waivers are calculated as follows: Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For Clarion Global Real Estate, Voya Investments waived $39,934 for the year ended December 31, 2017. For Morgan Stanley Global Franchise, DSL waived $33,128 for the period ended April 30, 2017 and Voya Investments waived $66,848 from May 1, 2017 to December 31, 2017. For T.Rowe Price Equity Income, DSL and Voya Investments waived $0 for the year ended December 31, 2017. Termination or modification of these obligations requires approval by the Board.

At the July 13, 2017 Board meeting, the Board ratified and approved a sub-advisory fee waiver agreement for JPMorgan Emerging Markets Equity effective June 1, 2017. In connection with this sub-advisory fee waiver, the Board ratified and approved a management fee waiver whereby the management fee for JPMorgan Emerging Markets Equity is reduced by the same amount as the reduction in sub-advisory fees also effective June 1, 2017. For the period ended December 31, 2017, Voya Investments waived $3,666 in management fees for the Portfolio. Termination or modification of these obligations requires approval by the Board.

(3)	The waiver for Clarion Global Real Estate is limited to an annual 50% of the savings based on the Portfolio’s assets as of May 1, 2009.
(4)	The waiver for T. Rowe Price Equity Income is based on the total savings in excess of $500,000 as a result of the aggregated sub-advisory fee schedules of T. Rowe Price Equity Income and VY® T. Rowe Price Growth Equity Portfolio, which is not included in this report. The aggregated amount of savings is allocated to the two Portfolios pro rata based on each Portfolio’s contribution to the amount saved.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):

Portfolio	Sub-Adviser
Government Liquid Assets	Voya Investment Management Co. LLC*
Clarion Global Real Estate	CBRE Clarion Securities LLC
Invesco Growth and Income	Invesco Advisers, Inc.
JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.
Morgan Stanley Global Franchise	Morgan Stanley Investment Management Inc.
T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.
T. Rowe Price International Stock	T. Rowe Price Associates, Inc.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2 shares. Each Portfolio that offers Class S2 shares has entered into a distribution plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolios. The Class S2 Plan provides that the Class S2 shares shall pay a distribution fee for distribution services, including payments to the Distributor at an annual rate of 0.15% of the average daily net assets attributable to Class S2 shares.

Each Portfolio that offers Class ADV shares has a shareholder service and distribution plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.35% of each Portfolio’s average daily net assets attributable to Class ADV shares.

The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Liquid Assets in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2017, the Distributor waived $313 and $79,530 for Class S and Class S2 of the Portfolio, respectively, of distribution and shareholder servicing fees. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

As of December 31, 2017, the amounts of waived fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2018	2019	2020	Total
Government Liquid Assets	$630,030	$720	$—	$630,750

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance Company	T. Rowe Price International Stock	13.17%
Security Life of Denver Insurance Company	JPMorgan Emerging Markets Equity	6.98
	T. Rowe Price International Stock	5.02
Voya Institutional Trust	Government Liquid Assets	44.59
Company	Clarion Global Real Estate	9.75
	JPMorgan Emerging Markets Equity	8.76
	Morgan Stanley Global Franchise	21.33
	T. Rowe Price Capital Appreciation	22.79
	T. Rowe Price Equity Income	16.71
	T. Rowe Price International Stock	8.77
Voya Insurance and	Government Liquid Assets	45.41
Annuity Company	Clarion Global Real Estate	22.91
	Invesco Growth and Income	71.12
	JPMorgan Emerging Markets Equity	62.58
	Morgan Stanley Global Franchise	77.29
	T. Rowe Price Capital Appreciation	40.48
	T. Rowe Price Equity Income	53.58
	T. Rowe Price International Stock	62.88

46

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary	Portfolio	Percentage
Voya Retirement	Clarion Global Real Estate	29.32%
Insurance and Annuity	Invesco Growth and Income	16.82
Company	JPMorgan Emerging Markets Equity	15.11
	T. Rowe Price Capital Appreciation	28.68
	T. Rowe Price Equity Income	22.68
	T. Rowe Price International Stock	7.90

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may direct the Portfolios’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
Clarion Global Real Estate	1.50%	0.90%	1.15%	1.30%
T. Rowe Price International Stock	1.40%	0.80%	1.05%	N/A

The Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2018	2019	2020	Total
Clarion Global Real Estate	$224,067	$202,528	$221,339	$647,934

The Expense Limitation Agreements are contractual through May 1, 2018, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 19, 2017, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

47

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

The below Portfolios utilized the line of credit during the year ended December 31, 2017:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Government Liquid Assets	7	$557,714	2.42%
Invesco Growth and Income	3	1,169,000	1.91
JPMorgan Emerging Markets Equity	33	2,142,273	1.87
T. Rowe Price Capital Appreciation	2	2,794,000	1.87
T. Rowe Price International Stock	1	3,351,000	2.16

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased options on securities for T. Rowe Price Capital Appreciation during the year ended December 31, 2017 were as follows:

	Number of Contracts	Cost
Balance at 12/31/2016	3,791	$ 1,021,320
Options Purchased	26,674	3,866,391
Options Terminated in Closing Sell Transactions	(8,901)	(1,718,551)
Balance at 12/31/2017	21,564	$ 3,169,160

Transactions in written options on securities for T. Rowe Price Capital Appreciation during the year ended December 31, 2017 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/2016	97,259	$ 28,328,492
Options Written	43,012	17,110,254
Options Terminated in Closing Purchase Transactions	(11,514)	(5,264,035)
Options Expired	(89,904)	(21,306,883)
Balance at 12/31/2017	38,853	$ 18,867,828

NOTE 10 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Government Liquid Assets
Class I
12/31/2017	16,222,408	—	360,826	(32,024,458)	(15,441,224)	16,222,407	—	360,826	(32,024,458)	(15,441,225)
12/31/2016	31,152,166	—	163,170	(46,723,018)	(15,407,682)	31,152,166	—	163,171	(46,723,018)	(15,407,681)
Class S
12/31/2017	75,387,463	—	1,705,378	(192,355,933)	(115,263,092)	75,387,463	—	1,705,379	(192,355,932)	(115,263,090)
12/31/2016	167,915,285	—	474,800	(232,710,222)	(64,320,137)	167,915,285	—	474,800	(232,710,222)	(64,320,137)
Class S2
12/31/2017	59,828,231	—	1,053,867	(118,853,862)	(57,971,764)	59,828,230	—	1,053,867	(118,853,862)	(57,971,765)
12/31/2016	146,154,617	—	376,560	(78,128,370)	68,402,807	146,154,617	—	376,560	(78,128,371)	68,402,806
Clarion Global Real Estate
Class ADV
12/31/2017	146,530	—	66,518	(613,815)	(400,767)	1,691,118	—	765,121	(7,209,022)	(4,752,783)
12/31/2016	216,233	—	17,580	(355,360)	(121,547)	2,556,347	—	214,516	(4,132,833)	(1,361,970)
Class I
12/31/2017	1,305,231	—	580,978	(2,790,620)	(904,411)	15,693,039	—	6,839,586	(33,481,937)	(10,949,312)
12/31/2016	4,348,615	—	195,482	(2,985,010)	1,559,087	52,183,960	—	2,458,630	(36,035,916)	18,606,674
Class S
12/31/2017	443,695	—	353,515	(2,245,480)	(1,448,270)	5,247,498	—	4,147,589	(26,784,490)	(17,389,403)
12/31/2016	440,931	—	117,398	(2,043,551)	(1,485,222)	5,382,774	—	1,467,918	(24,355,359)	(17,504,667)
Class S2
12/31/2017	4,091	—	3,131	(18,682)	(11,460)	48,643	—	37,010	(226,134)	(140,481)
12/31/2016	8,556	—	878	(28,260)	(18,826)	100,931	—	11,036	(334,600)	(222,633)

48

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Invesco Growth and Income
Class ADV
12/31/2017	161,818	—	57,906	(125,613)	94,111	4,377,185	—	1,502,657	(3,376,265)	2,503,577
12/31/2016	125,822	12,334	84,672	(131,043)	91,785	3,214,984	292,912	1,968,611	(3,225,018)	2,251,489
Class I
12/31/2017	250,925	—	89,659	(190,359)	150,225	6,861,132	—	2,344,580	(5,221,583)	3,984,129
12/31/2016	157,591	—	132,850	(136,152)	154,289	3,920,387	—	3,106,024	(3,377,947)	3,648,464
Class S
12/31/2017	974,271	—	1,336,139	(4,391,063)	(2,080,653)	26,435,336	—	35,220,633	(120,606,341)	(58,950,372)
12/31/2016	1,446,516	385,775	2,413,179	(2,899,698)	1,345,772	37,160,865	9,287,265	56,854,496	(72,146,302)	31,156,324
Class S2
12/31/2017	41,240	—	101,107	(406,024)	(263,677)	1,099,693	—	2,644,961	(11,013,316)	(7,268,662)
12/31/2016	31,290	—	211,443	(306,692)	(63,959)	767,707	—	4,945,654	(7,713,668)	(2,000,307)
JPMorgan Emerging Markets Equity
Class ADV
12/31/2017	673,108	—	6,463	(383,420)	296,151	12,034,874	—	118,673	(6,841,777)	5,311,770
12/31/2016	306,604	—	21,058	(477,679)	(150,017)	4,412,122	—	306,390	(6,767,395)	(2,048,883)
Class I
12/31/2017	823,913	—	24,440	(1,201,356)	(353,003)	15,247,952	—	469,499	(21,575,370)	(5,857,919)
12/31/2016	795,641	—	61,014	(974,183)	(117,528)	11,807,335	—	926,803	(14,586,056)	(1,851,918)
Class S
12/31/2017	2,004,406	—	102,981	(5,008,893)	(2,901,506)	36,668,752	—	1,968,991	(93,554,363)	(54,916,620)
12/31/2016	1,455,712	—	297,486	(4,949,817)	(3,196,619)	21,110,094	—	4,500,957	(71,843,125)	(46,232,074)
Class S2
12/31/2017	28,761	—	2,376	(300,754)	(269,617)	516,020	—	44,978	(5,577,591)	(5,016,593)
12/31/2016	37,457	—	10,383	(310,326)	(262,486)	532,624	—	155,443	(4,458,019)	(3,769,952)
Morgan Stanley Global Franchise
Class ADV
12/31/2017	465,069	—	354,290	(606,687)	212,672	7,387,674	—	5,640,299	(9,700,057)	3,327,916
12/31/2016	840,372	—	410,688	(233,670)	1,017,390	12,885,015	—	6,176,740	(3,484,785)	15,576,970
Class R6
12/31/2017	197	—	206	(1,150)	(747)	3,333	—	3,464	(19,136)	(12,339)
5/3/2016(1)–12/31/2016	3,199	—	18	(3)	3,214	47,299	—	285	(45)	47,539
Class S
12/31/2017	231,100	—	1,305,521	(5,356,908)	(3,820,287)	4,050,249	—	21,958,862	(90,506,719)	(64,497,608)
12/31/2016	1,113,768	—	1,890,557	(3,430,414)	(426,089)	17,854,426	—	29,889,704	(53,616,893)	(5,872,763)
Class S2
12/31/2017	50,501	—	198,886	(815,569)	(566,182)	839,397	—	3,321,398	(13,802,706)	(9,641,911)
12/31/2016	32,826	—	288,742	(559,415)	(237,847)	516,323	—	4,533,244	(8,656,872)	(3,607,305)
T. Rowe Price Capital Appreciation
Class ADV
12/31/2017	3,635,034	—	2,037,058	(1,422,366)	4,249,726	94,401,437	—	52,256,758	(37,051,641)	109,606,554
12/31/2016	6,390,418	—	2,894,771	(1,188,411)	8,096,778	160,879,400	—	71,214,247	(29,720,194)	202,373,453
Class I
12/31/2017	6,317,704	—	2,674,886	(7,520,674)	1,471,916	171,509,750	—	71,847,793	(200,420,950)	42,936,593
12/31/2016	5,882,117	—	4,482,386	(7,137,200)	3,227,303	154,795,188	—	114,725,136	(184,542,088)	84,978,236
Class R6
12/31/2017	1,985,032	—	92,868	(258,391)	1,819,509	53,769,846	—	2,503,013	(6,856,066)	49,416,793
5/3/2016(1)–12/31/2016	345,021	—	4,420	(8,362)	341,079	8,842,143	—	113,031	(212,244)	8,742,930
Class S
12/31/2017	3,799,042	—	9,100,498	(26,247,427)	(13,347,887)	102,309,607	—	243,791,036	(711,323,546)	(365,222,903)
12/31/2016	4,510,738	—	16,092,461	(15,538,369)	5,064,830	117,889,049	—	411,627,044	(402,015,229)	127,500,864
Class S2
12/31/2017	127,771	—	177,518	(847,250)	(541,961)	3,408,006	—	4,712,248	(22,730,496)	(14,610,242)
12/31/2016	288,667	—	332,917	(706,132)	(84,548)	7,572,033	—	8,453,080	(18,242,225)	(2,217,112)
T. Rowe Price Equity Income
Class ADV
12/31/2017	379,275	—	354,603	(756,035)	(22,157)	5,290,218	—	4,791,853	(10,539,452)	(457,381)
12/31/2016	439,527	—	452,252	(1,034,886)	(143,107)	5,809,508	—	5,847,022	(13,544,112)	(1,887,582)
Class I
12/31/2017	753,643	—	674,616	(4,391,037)	(2,962,778)	10,605,116	—	9,335,713	(62,952,711)	(43,011,882)
12/31/2016	4,327,739	—	1,228,991	(2,674,436)	2,882,294	59,742,561	—	16,218,202	(35,992,041)	39,968,722

49

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
T. Rowe Price Equity Income (continued)
Class S
12/31/2017	1,688,360	—	4,991,842	(14,833,067)	(8,152,865)	23,938,452	—	68,926,776	(210,540,844)	(117,675,616)
12/31/2016	2,793,768	—	7,088,265	(11,555,727)	(1,673,694)	38,214,862	—	93,436,445	(154,598,822)	(22,947,515)
Class S2
12/31/2017	124,902	—	780,948	(1,328,300)	(422,450)	1,751,998	—	10,632,040	(18,673,847)	(6,289,809)
12/31/2016	238,450	—	1,022,751	(1,477,507)	(216,306)	3,192,017	—	13,314,058	(19,546,051)	(3,039,976)
T. Rowe Price International Stock
Class ADV
12/31/2017	261,274	—	10,236	(139,563)	131,947	3,896,445	—	155,999	(2,046,173)	2,006,271
12/31/2016	163,442	—	13,035	(193,218)	(16,741)	2,058,188	—	167,245	(2,464,400)	(238,967)
Class I
12/31/2017	110,064	—	38,168	(348,874)	(200,642)	1,635,856	—	582,062	(5,235,925)	(3,018,007)
12/31/2016	152,394	—	50,896	(316,899)	(113,609)	1,935,278	—	652,991	(4,041,711)	(1,453,442)
Class S
12/31/2017	1,787,130	—	128,776	(3,139,122)	(1,223,216)	26,056,982	—	1,957,392	(46,754,777)	(18,740,403)
12/31/2016	807,003	—	183,027	(2,400,914)	(1,410,884)	10,244,143	—	2,340,920	(30,354,268)	(17,769,205)

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2017:

Clarion Global Real Estate
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co. LLC	$21,845	$(21,845)	$—
RBC Dominion Securities Inc	1,987,140	(1,987,140)	—
UBS AG	1,493,638	(1,493,638)	—
UBS Securities LLC.	26,776	(26,776)	—
Total	$3,529,399	$(3,529,399)	$—

(1)	Collateral with a fair value of $3,614,103 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$380,417	$(380,417)	$—
Total	$380,417	$(380,417)	$—

(1)	Collateral with a fair value of $404,927 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

50

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Morgan Stanley Global Franchise
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Scotia Capital (USA) INC	$14,868	$(14,868)	$—
Total	$14,868	$(14,868)	$—

(1)	Collateral with a fair value of $15,278 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Capital Appreciation
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$2,033,434	$(2,033,434)	$—
Barclays Capital Inc.	125,078	(125,078)	—
BMO Capital Markets Corp	127,427	(127,427)	—
Citigroup Global Markets Inc.	4,916,265	(4,916,265)	—
Credit Suisse Securities (Europe) Limited	1,661,733	(1,661,733)	—
Credit Suisse Securities (USA) LLC	1,954	(1,954)	—
Goldman, Sachs & Co. LLC	2,438,301	(2,438,301)	—
HSBC Securities (USA) Inc.	282,291	(282,291)	—
Industrial And Commercial Bank Of China	22,308	(22,308)	—
J.P. Morgan Securities LLC	1,688,548	(1,688,548)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,055,138	(1,055,138)	—
Morgan Stanley & Co. LLC	2,257,621	(2,257,621)	—
RBC Capital Markets, LLC	4,465,659	(4,465,659)	—
SunTrust Robinson Humphrey,Inc	246,824	(246,824)	—
UBS Securities LLC.	10,250,526	(10,250,526)	—
Wells Fargo Securities LLC	2,813	(2,813)	—
Total	$31,575,920	$(31,575,920)	$—

(1)	Collateral with a fair value of $32,386,775 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Equity and Income Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Cowen Execution Services LLC	$18,491,321	$(18,491,321)	$—
Goldman, Sachs & Co. LLC	2,660,754	(2,660,754)	—
HSBC Bank PLC	2,660,076	(2,660,076)	—
MUFG Securities Americas Inc.	110,596	(110,596)	—
Natixis Securities America LLC	74,588	(74,588)	—
Total	$23,997,335	$(23,997,335)	$—

(1)	Collateral with a fair value of $24,525,486 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price International Stock
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co. LLC	$840,659	$(840,659)	$—
JP Morgan Securities, Plc.	50,917	(50,917)	—
Scotia Capital (USA) INC	716,651	(716,651)	—
Total	$1,608,227	$(1,608,227)	$—

(1)	Collateral with a fair value of $1,670,085 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. At December 31, 2017, T. Rowe Price Capital Appreciation had the following unfunded loan commitments:

Loan	Unfunded Commitments	Unrealized Appreciation at 12/31/17*
Charter Communication	$5,250,000	$16,400
Vantiv LLC	4,260,000	27,940
	$9,510,000	$44,340

*	Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Portfolio’s Statement of Assets and Liabilities and Statement of Operations.

51

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2017:

	Paid-in Capital		Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Clarion Global Real Estate	$(118,189,020	)(1)	$8,860,583	$109,328,437
Invesco Growth and Income	(205,973)		(1,301,084)	1,507,057
JPMorgan Emerging Markets Equity	—		2,480,387	(2,480,387)
Morgan Stanley Global Franchise	—		38,311	(38,311)
T. Rowe Price Capital Appreciation	—		406,104	(406,104)
T. Rowe Price Equity Income	—		23,374	(23,374)
T. Rowe Price International Stock	(70,563,089	)(1)	1,735,130	68,827,959

(1)	Amount relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Government Liquid Assets	$3,120,072	$—	$1,009,709	$4,822
Clarion Global Real Estate	11,789,306	—	4,152,100	—
Invesco Growth and Income	11,398,527	30,314,304	11,596,382	55,278,403
JPMorgan Emerging Markets Equity	2,602,141	—	5,889,593	—
Morgan Stanley Global Franchise	5,410,095	25,513,928	5,363,395	35,236,578
T. Rowe Price Capital Appreciation	82,483,989	292,626,859	238,115,830	368,016,708
T. Rowe Price Equity Income	19,343,945	74,342,437	22,857,720	105,958,007
T. Rowe Price International Stock	2,695,453	—	3,161,156	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2017 are detailed below.The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Government Liquid Assets	$5,340	$—	$—	$—	—	—
Clarion Global Real Estate	15,457,377	—	48,803,621	(9,567,152)	Short-term	2018
Invesco Growth and Income	7,049,518	57,361,291	146,425,832	(2,123,155)	Long-term	None
JPMorgan Emerging Markets Equity	3,092,920	—	200,633,271	(6,333,580)	Long-term	None
Morgan Stanley Global Franchise	4,845,885	55,873,740	96,849,272	—	—	—
T. Rowe Price Capital Appreciation	132,192,353	343,057,627	796,480,707	—	—	—
T. Rowe Price Equity Income	5,646,296	131,910,686	232,220,983	(162,382)*	Short-term	2018
T. Rowe Price International Stock	3,915,460	—	43,147,887	—	—	—

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

52

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

As of December 31, 2017, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

NOTE 14 — LITIGATION

On September 24, 2012, T. Rowe Price Equity Income (the “Subject Fund”), was officially served and included as a shareholder defendant (“Shareholder Defendant”) in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al., (the “Fitzsimons Action” and/or the “Actual Fraudulent Action”). The Fitzsimons Action is part of the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). In the Fitzsimons Action, the plaintiff alleges that the Tribune Company acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the plaintiff must prove that the Tribune Company — not the Subject Fund — acted with actual fraudulent intent when it redeemed its shares. With regard to the Subject Fund, the plaintiff need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering their shares is not a defense to the plaintiff’s actual fraud claim.

In addition to the Fitzsimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the Fitzsimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered the Tribune Company insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.

Procedural History of the State Law Constructive Fraudulent Transfer Cases

A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases be transferred to the Southern District of New York (the “New York Court”).

On November 6, 2012, the defendants submitted a threshold motion to dismiss the State Law Constructive Fraudulent Transfer Cases, which was granted on September 23, 2013, meaning that the State Law Constructive Fraudulent Transfer Cases cannot go forward unless successfully appealed. Before the State Law Constructive Fraudulent Transfer Cases were dismissed, the threshold for defendants in the case was set at $100,000. On December 20, 2013, the plaintiffs in the State Law Constructive Fraudulent Transfer Cases filed their appeal of the motion to dismiss with the Second Circuit Court of Appeals (the “Second Circuit”). The Second Circuit affirmed the dismissal on March 24, 2016. In reaching its determination, the Second Circuit held that section 546(e) of the Bankruptcy Code barred the creditor state-law fraudulent constructive transfer claims, finding that the claims were preempted because they conflict with the purpose of section 546(e). On April 12, 2016, the plaintiffs moved for rehearing en banc in the Second Circuit. On July 22, 2016, the Second Circuit denied the plaintiffs’ motion and the plaintiffs filed a petition for a writ of certiorari in the Supreme Court on September 9, 2016. The defendants filed their opposition to the petition on October 24, 2016 to which the plaintiffs filed a reply on November 4, 2016. As of February 5, 2018, the Supreme Court has postponed consideration of the plaintiffs’ certiorari petition. A date has not yet been scheduled.

Procedural History of the Fitzsimons Action

Similar to the State Law Constructive Fraudulent Transfer Cases, the Fitzsimons Action was transferred to the New York Court for pre-trial purposes. On November 20, 2013, the judge entered an order stating the Fitzsimons Action; would remain with the New York Court. On May 23, 2014, a Motion to Dismiss the Fitzsimons Action, as it applies to the Subject Fund, was filed. On July 3, 2014, a reply to the Motion in Opposition was filed. In late September 2015, the plaintiffs wrote to the judge asking him to lift the current stay on discovery so that they could take written discovery from certain defendants (not the shareholders). On October 15, 2015, the judge denied the plaintiffs’ request on the grounds that he “intends to issue opinions resolving several of the pending motions to dismiss shortly.” On January 6, 2017, the Motion to Dismiss was granted and the Subject

53

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 14 — LITIGATION (continued)

Fund is no longer a defendant in the Fitzsimons Action. The plaintiffs may appeal to the Second Circuit Court of Appeals.

Potential Exposure

For the Subject Fund, if the plaintiffs obtain further review of the dismissal of the Fitzsimons Action or State Law Constructive Fraudulent Transfer Cases, and the decision is ultimately overturned, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $18,125,400).

The Subject Fund believes the claims raised in the actions are without merit and intends to vigorously defend against them.

NOTE 15 — REORGANIZATIONS

On August 26, 2016, Invesco Growth and Income (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of VY® Fidelity® VIP Equity-Income Portfolio (“Acquired Portfolio”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on August 9, 2016. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value.

Assuming the acquisition had been completed on January 1, 2016, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2016, are as follows:

Net investment income	$8,031,321
Net realized and unrealized gain on investments	$88,966,885
Net increase in net assets resulting from operations	$96,998,206

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 26, 2016. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Appreciation (000s)	Portfolio’s Conversion Ratio
$9,580	$516,268	$12,511	$—	0.4948

The net assets of the Acquiring Portfolio after the acquisition were $525,848,168.

NOTE 16 — SUBSEQUENT EVENTS

Subsequent to December 31, 2017, the following Portfolio paid dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Government Liquid Assets
Class I	NII	$0.0009	February 1, 2018	Daily
Class S	NII	$0.0007	February 1, 2018	Daily
Class S2	NII	$0.0006	February 1, 2018	Daily
All Classes	STCG	$0.0001	February 1, 2018	January 30, 2018

NII—Net investment income

STCG—Short-term capital gain

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

54

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Principal Amount†		Value	Percentage of Net Assets

U.S. Government Agency Debt: 49.3%
7,800,000	Federal Farm Credit Banks, 1.030%, (USBMMY3M + 0.250%), 02/20/18	$7,801,182	1.0
1,100,000	Federal Farm Credit Banks, 1.240%, (US0001M + 0.030%), 01/17/18	1,100,093	0.1
650,000	Federal Farm Credit Banks, 1.240%, (US0001M + 0.030%), 03/22/18	650,216	0.1
1,950,000	Federal Farm Credit Banks, 1.280%, 04/13/18	1,948,134	0.2
1,000,000	Federal Farm Credit Banks, 1.280%, (US0003M + (0.035)%), 09/04/18	1,000,985	0.1
5,100,000	Federal Farm Credit Banks, 1.290%, (US0001M + 0.055%), 06/08/18	5,104,312	0.7
10,000,000	Federal Farm Credit Banks, 1.460%, (US0003M + (0.050)%), 06/06/18	10,007,959	1.3
2,070,000	Federal Farm Credit Banks, 1.480%, (US0001M + 0.045%), 06/11/18	2,071,722	0.3
5,500,000	Federal Farm Credit Banks, 1.580%, (US0001M + 0.030%), 02/26/18	5,502,116	0.7
1,300,000	Federal Farm Credit Banks, 1.620%, (US0001M + 0.120%), 06/20/18	1,301,629	0.2
980,000	Federal Farm Credit Discount Notes, 1.240%, 03/16/18	977,563	0.1
31,000,000	Federal Home Loan Bank Discount Notes, 0.531%, 01/05/18	30,995,729	4.0
600,000	Federal Home Loan Bank Discount Notes, 1.130%, 01/19/18	599,667	0.1
10,000,000	Federal Home Loan Bank Discount Notes, 1.150%, 01/24/18	9,992,781	1.3
1,000,000	Federal Home Loan Bank Discount Notes, 1.160%, 01/02/18	999,968	0.1
39,000,000	Federal Home Loan Bank Discount Notes, 1.300%, 01/31/18	38,958,692	5.0
4,750,000	Federal Home Loan Bank Discount Notes, 1.300%, 02/07/18	4,743,800	0.6
2,150,000	Federal Home Loan Bank Discount Notes, 1.320%, 02/28/18	2,145,532	0.3
850,000	Federal Home Loan Banks, 0.880%, (US0001M + (0.170)%), 02/01/18	849,970	0.1
600,000	Federal Home Loan Banks, 0.930%, (US0001M + (0.160)%), 02/08/18	599,978	0.1
9,000,000	Federal Home Loan Banks, 1.130%, (US0003M + (0.220)%), 07/09/18	8,999,074	1.1
900,000	Federal Home Loan Banks, 1.220%, (US0003M + 0.000%), 03/08/18	900,323	0.1

U.S. Government Agency Debt: (continued)
32,500,000	Federal Home Loan Banks, 1.260%, (US0003M + (0.210)%), 02/28/18	$32,501,609	4.2
550,000	Federal Home Loan Banks, 1.260%, (US0001M + 0.035%), 02/28/18	550,144	0.1
4,000,000	Federal Home Loan Banks, 1.270%, (US0003M + (0.035)%), 01/08/18	4,000,154	0.5
46,000,000	Federal Home Loan Banks, 1.320%, (US0001M + (0.140)%), 04/13/18	46,004,810	5.9
11,000,000	Federal Home Loan Banks, 1.370%, (US0001M + (0.130)%), 08/20/18	11,000,000	1.4
13,900,000	Federal Home Loan Banks, 1.370%, (US0001M + (0.130)%), 11/16/18	13,900,000	1.8
2,750,000	Federal Home Loan Banks, 1.400%, (US0001M + (0.160)%), 01/25/18	2,750,059	0.4
3,250,000	Federal Home Loan Mortgage Corp., 0.750%, 04/09/18	3,244,293	0.4
5,800,000	Federal Home Loan Mortgage Corp., 1.040%, 02/26/18	5,799,501	0.7
3,000,000	Federal Home Loan Mortgage Corp., 1.040%, (US0001M + (0.165)%), 05/18/18	3,000,000	0.4
42,500,000	Federal Home Loan Mortgage Corp., 1.070%, (US0001M + (0.170)%), 06/14/18	42,500,000	5.4
1,015,000	Federal Home Loan Mortgage Corp., 1.290%, 01/12/18	1,014,838	0.1
13,750,000	Federal Home Loan Mortgage Corp., 1.380%, (US0001M + (0.130)%), 11/21/18	13,750,000	1.8
41,750,000	Federal Home Loan Mortgage Corp., 1.430%, (US0001M + (0.130)%), 11/27/18	41,750,000	5.3
1,000,000	Federal National Mortgage Association, 1.030%, 05/21/18	998,307	0.1
1,600,000	Federal National Mortgage Association, 1.230%, (US0003M + (0.050)%), 03/21/18	1,600,765	0.2
23,100,000	Federal National Mortgage Association, 1.290%, 02/07/18	23,070,086	2.9
1,000,000	Federal National Mortgage Association, 1.350%, 05/21/18	998,659	0.1

	Total U.S. Government Agency Debt (Cost $385,684,650)	385,684,650	49.3

See Accompanying Notes to Financial Statements

55

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

U.S. Treasury Debt: 41.4%
325,000,000	United States Treasury Bill, 1.450%, 03/29/18	$323,885,426	41.4
	Total U.S. Treasury Debt (Cost $323,885,426)	323,885,426	41.4

U.S. Treasury Repurchase Agreement: 9.6%
	Repurchase Agreement: 9.6%
75,287,000	Deutsche Bank Repurchase Agreement dated 12/31/2017, 1.40%, due 1/2/2018, $75,298,711 to be received upon repurchase (Collateralized by $75,839,500, Note, 2.50%, Market Value plus accrued interest $76,792,797 due 5/15/2024)	75,287,000	9.6

	Total U.S. Treasury Repurchase Agreement (Cost $75,287,000)	75,287,000	9.6

	Total Investments in Securities (Cost $784,857,076)	$784,857,076	100.3
	Liabilities in Excess of Other Assets	(2,616,457)	(0.3)
	Net Assets	$782,240,619	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0003M	3-month LIBOR
USBMMY3M	U.S. Treasury 3-month Bill Money Market Yield

At December 31, 2017, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
U.S. Treasury Repurchase Agreement	$—	$75,287,000	$—	$75,287,000
U.S. Treasury Debt	—	323,885,426	—	323,885,426
U.S. Government Agency Debt	—	385,684,650	—	385,684,650
Total Investments, at fair value	$—	$784,857,076	$—	$784,857,076

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2017:

Counterparty	Government Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$75,287,000	$ (75,287,000)	$ —
Totals	$75,287,000	$ (75,287,000)	$ —

(1)	Collateral with a fair value of $76,792,797 has been pledged in connection with the above government repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

56

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%
		Australia: 5.0%
768,330		GPT Group	$3,056,284	1.0
2,160,704		Mirvac Group	3,951,502	1.2
1,284,361		Scentre Group	4,189,549	1.3
480,058		Westfield Corp.	3,546,760	1.1
158,086		Other Securities	1,199,646	0.4
			15,943,741	5.0

		Austria: 0.3%
23,241		Other Securities	800,932	0.3

		Canada: 2.0%
417,200		Other Securities	6,326,241	2.0

		France: 4.9%
25,364	(1)	Gecina S.A.	4,683,624	1.4
128,647		Klepierre	5,654,582	1.8
21,387		Unibail-Rodamco SE	5,382,065	1.7
			15,720,271	4.9

		Germany: 5.1%
43,651	(1),(2)	ADO Properties SA	2,209,392	0.7
350,589		Aroundtown SA	2,698,910	0.8
167,034	(1)	Vonovia SE	8,276,060	2.6
70,288		Other Securities	3,237,442	1.0
			16,421,804	5.1

		Hong Kong: 9.3%
1,361,000		CK Asset Holdings Ltd.	11,864,068	3.7
927,500		Link REIT	8,581,058	2.7
358,000		Sun Hung Kai Properties Ltd.	5,960,363	1.8
854,800	(3)	Other Securities	3,450,029	1.1
			29,855,518	9.3

		Japan: 9.8%
405,882		Mitsui Fudosan Co., Ltd.	9,077,745	2.8
1,934		Nippon Prologis REIT, Inc.	4,090,279	1.3
2,663		Orix JREIT, Inc.	3,689,322	1.2
474,022		Other Securities	14,536,221	4.5
			31,393,567	9.8

		Singapore: 2.0%
270,800		City Developments Ltd.	2,518,473	0.8
2,989,200		Other Securities	3,713,223	1.2
			6,231,696	2.0

		Spain: 1.1%
256,339		Other Securities	3,616,297	1.1

		Sweden: 1.3%
213,624		Other Securities	4,304,311	1.3

		United Kingdom: 6.1%
56,149		Derwent London PLC	2,363,737	0.7
372,704		Hammerson PLC	2,749,778	0.9
420,393		Land Securities Group PLC	5,711,755	1.8

COMMON STOCK: (continued)
		United Kingdom: (continued)
630,392		Segro PLC	$4,989,879	1.5
382,081		Other Securities	3,877,877	1.2
			19,693,026	6.1

		United States: 52.0%
61,134		Alexandria Real Estate Equities, Inc.	7,983,489	2.5
35,167		AvalonBay Communities, Inc.	6,274,144	2.0
160,085		Brixmor Property Group, Inc.	2,987,186	0.9
127,130		CubeSmart	3,676,600	1.1
43,092		CyrusOne, Inc.	2,565,267	0.8
50,013		DCT Industrial Trust, Inc.	2,939,764	0.9
12,488		Equinix, Inc.	5,659,811	1.8
39,584		Equity Residential	2,524,272	0.8
21,562		Essex Property Trust, Inc.	5,204,420	1.6
84,632		Extra Space Storage, Inc.	7,401,068	2.3
158,353		Forest City Realty Trust, Inc.	3,816,307	1.2
358,766		GGP, Inc.	8,391,537	2.6
135,007		Healthcare Trust of America, Inc.	4,055,610	1.3
31,432		Hilton Worldwide Holdings, Inc.	2,510,160	0.8
254,484		Host Hotels & Resorts, Inc.	5,051,507	1.6
101,406		Hudson Pacific Properties, Inc.	3,473,156	1.1
193,291	(4)	Invitation Homes, Inc.	4,555,869	1.4
75,858		Iron Mountain, Inc.	2,862,122	0.9
40,568		Kilroy Realty Corp.	3,028,401	0.9
140,660		Kimco Realty Corp.	2,552,979	0.8
78,862		Macerich Co.	5,179,656	1.6
177,437		ProLogis, Inc.	11,446,461	3.6
96,208		Regency Centers Corp.	6,655,669	2.1
76,019		Simon Property Group, Inc.	13,055,503	4.1
103,400		STORE Capital Corp.	2,692,536	0.8
32,150		Sun Communities, Inc.	2,982,877	0.9
51,670	(4)	Taubman Centers, Inc.	3,380,768	1.0
107,112		Ventas, Inc.	6,427,791	2.0
77,931		Vornado Realty Trust	6,092,646	1.9
54,239		Welltower, Inc.	3,458,821	1.1
870,286	(5)	Other Securities	18,120,664	5.6
			167,007,061	52.0

		Total Common Stock (Cost $247,972,688)	317,314,465	98.9

See Accompanying Notes to Financial Statements

57

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateral(6): 1.1%
614,103	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $614,198, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $626,385, due 01/31/18–06/20/63)	$614,103	0.2
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $1,000,158, collateralized by various U.S. Government Securities, 2.875%–3.625%, Market Value plus accrued interest $1,020,000, due 02/15/43–02/15/44)	1,000,000	0.3
1,000,000	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $1,000,164, collateralized by various U.S. Government Securities, 0.750%–2.250%, Market Value plus accrued interest $1,020,000, due 09/30/18–09/09/49)	1,000,000	0.3
1,000,000	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,000,179, collateralized by various U.S. Government Securities, 0.125%–3.875%, Market Value plus accrued interest $1,027,770, due 01/15/19–02/15/46)	1,000,000	0.3
		3,614,103	1.1

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.5%
1,665,908	(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $1,665,908)	$1,665,908	0.5

		Total Short-Term Investments (Cost $5,280,011)	5,280,011	1.6
		Total Investments in Securities (Cost $253,252,699)	$322,594,476	100.5
		Liabilities in Excess of Other Assets	(1,517,812)	(0.5)
		Net Assets	$321,076,664	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	The grouping contains non-income producing securities.
(4)	Security, or a portion of the security, is on loan.
(5)	The grouping contains securities on loan.
(6)	Represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2017.

REIT Diversification	Percentage of Net Assets
Retail REITs	24.5%
Office REITs	11.5
Diversified REITs	11.1
Real Estate Operating Companies	8.6
Industrial REITs	8.2
Residential REITs	7.2
Specialized REITs	7.2
Diversified Real Estate Activities	7.0
Health Care REITs	4.4
Real Estate Development	4.0
Hotel & Resort REITs	3.6
Hotels, Resorts & Cruise Lines	1.5
Health Care Facilities	0.1
Assets in Excess of Other Liabilities*	1.1
Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

58

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$15,943,741	$—	$15,943,741
Austria	—	800,932	—	800,932
Canada	6,326,241	—	—	6,326,241
France	4,683,624	11,036,647	—	15,720,271
Germany	2,698,910	13,722,894	—	16,421,804
Hong Kong	3,450,029	26,405,489	—	29,855,518
Japan	14,103,341	17,290,226	—	31,393,567
Singapore	1,729,141	4,502,555	—	6,231,696
Spain	2,100,024	1,516,273	—	3,616,297
Sweden	—	4,304,311	—	4,304,311
United Kingdom	5,294,789	14,398,237	—	19,693,026
United States	167,007,061	—	—	167,007,061
Total Common Stock	207,393,160	109,921,305	—	317,314,465
Short-Term Investments	1,665,908	3,614,103	—	5,280,011
Total Investments, at fair value	$209,059,068	$113,535,408	$—	$322,594,476

(1)	For the year ended December 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Portfolio certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2017, securities valued at $929,983 and $17,771,097 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$ (108,529)
Total	$ (108,529)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $273,792,848.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$59,429,327
Gross Unrealized Depreciation	(10,625,706)
Net Unrealized Appreciation	$48,803,621

See Accompanying Notes to Financial Statements

59

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.2%
		Consumer Discretionary: 8.0%
151,192		Carnival Corp.	$10,034,613	1.8
183,506		Comcast Corp. — Class A	7,349,415	1.3
258,573		General Motors Co.	10,598,907	1.9
1,470,145		Kingfisher PLC	6,703,048	1.2
107,502	(1)	Other Securities	10,560,274	1.8
			45,246,257	8.0

		Consumer Staples: 6.2%
139,186		CVS Health Corp.	10,090,985	1.8
154,153		Mondelez International, Inc.	6,597,748	1.2
87,322		Philip Morris International, Inc.	9,225,569	1.6
128,417		Walgreens Boots Alliance, Inc.	9,325,643	1.6
			35,239,945	6.2

		Energy: 16.1%
150,752		Anadarko Petroleum Corp.	8,086,337	1.4
273,284		Apache Corp.	11,538,051	2.0
156,203		Baker Hughes a GE Co.	4,942,263	0.9
311,435		Canadian Natural Resources Ltd.	11,129,404	2.0
272,886		Devon Energy Corp.	11,297,481	2.0
177,849		Occidental Petroleum Corp.	13,100,357	2.3
424,573		Royal Dutch Shell PLC — Class A	14,173,573	2.5
316,123		TechnipFMC PLC	9,897,811	1.8
125,037		Total S.A.	6,902,014	1.2
			91,067,291	16.1

		Financials: 33.6%
143,585		American International Group, Inc.	8,554,794	1.5
49,726		Aon PLC	6,663,284	1.2
871,447		Bank of America Corp.	25,725,116	4.5
113,189		Charles Schwab Corp.	5,814,519	1.0
419,261		Citigroup, Inc.	31,197,211	5.5
349,732		Citizens Financial Group, Inc.	14,681,749	2.6
307,908		Fifth Third Bancorp	9,341,929	1.7
28,886		Goldman Sachs Group, Inc.	7,358,997	1.3
199,519		JPMorgan Chase & Co.	21,336,562	3.8
324,053		Morgan Stanley	17,003,061	3.0
63,486		Northern Trust Corp.	6,341,617	1.1
68,483		PNC Financial Services Group, Inc.	9,881,412	1.8
85,038		State Street Corp.	8,300,559	1.5
33,731		Willis Towers Watson PLC	5,082,924	0.9
326,938		Other Securities	12,583,951	2.2
			189,867,685	33.6

		Health Care: 11.5%
26,392		Anthem, Inc.	5,938,464	1.1
81,838		Baxter International, Inc.	5,290,008	0.9

COMMON STOCK: (continued)
		Health Care: (continued)
46,402		McKesson Corp.	$7,236,392	1.3
92,263		Medtronic PLC	7,450,237	1.3
125,397		Merck & Co., Inc.	7,056,089	1.3
88,859		Novartis AG	7,477,708	1.3
286,944		Pfizer, Inc.	10,393,112	1.8
61,821		Sanofi	5,322,277	1.0
97,643		Other Securities	8,657,725	1.5
			64,822,012	11.5

		Industrials: 5.3%
164,910		CSX Corp.	9,071,699	1.6
42,187		General Dynamics Corp.	8,582,945	1.5
76,414		Ingersoll-Rand PLC — Class A	6,815,365	1.2
150,513		Johnson Controls International plc	5,736,051	1.0
			30,206,060	5.3

		Information Technology: 11.0%
265,895		Cisco Systems, Inc.	10,183,778	1.8
106,388		Cognizant Technology Solutions Corp.	7,555,676	1.3
204,617	(2)	eBay, Inc.	7,722,246	1.4
160,168		Intel Corp.	7,393,355	1.3
185,890		Juniper Networks, Inc.	5,297,865	0.9
263,607		Oracle Corp.	12,463,339	2.2
121,487		Qualcomm, Inc.	7,777,598	1.4
51,321	(1)	Other Securities	3,778,252	0.7
			62,172,109	11.0

		Materials: 2.4%
410,664		Other Securities	13,392,852	2.4

		Telecommunication Services: 1.7%
292,355		Other Securities	9,839,328	1.7

		Utilities: 0.4%
78,305		Other Securities	2,397,699	0.4

		Total Common Stock (Cost $394,685,155)	544,251,238	96.2

SHORT-TERM INVESTMENTS: 4.1%
		Mutual Funds: 4.1%
23,046,184	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $23,046,184)	23,046,184	4.1

		Total Short-Term Investments (Cost $23,046,184)	23,046,184	4.1
		Total Investments in Securities (Cost $417,731,339)	$567,297,422	100.3
		Liabilities in Excess of Other Assets	(1,431,248)	(0.3)
		Net Assets	$565,866,174	100.0

See Accompanying Notes to Financial Statements

60

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)	The grouping contains non-income producing securities.
(2)	Non-income producing security.
(3)	Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$45,246,257	$—	$—	$45,246,257
Consumer Staples	35,239,945	—	—	35,239,945
Energy	69,991,704	21,075,587	—	91,067,291
Financials	189,867,685	—	—	189,867,685
Health Care	52,022,027	12,799,985	—	64,822,012
Industrials	30,206,060	—	—	30,206,060
Information Technology	62,172,109	—	—	62,172,109
Materials	8,797,039	4,595,813	—	13,392,852
Telecommunication Services	8,492,917	1,346,411	—	9,839,328
Utilities	2,397,699	—	—	2,397,699
Total Common Stock	504,433,442	39,817,796	—	544,251,238
Short-Term Investments	23,046,184	—	—	23,046,184
Total Investments, at fair value	$527,479,626	$39,817,796	$—	$567,297,422
Other Financial Instruments+
Forward Foreign Currency Contracts	—	13,953	—	13,953
Total Assets	$527,479,626	$39,831,749	$—	$567,311,375
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(820,161)	$—	$(820,161)
Total Liabilities	$—	$(820,161)	$—	$(820,161)

(1)	For the year ended December 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Portfolio certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2017, securities valued at $4,236,236 were transferred from Level 2 to Level 1 within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

61

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

At December 31, 2017, the following forward foreign currency contracts were outstanding for VY® Invesco Growth and Income Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF 99,458	USD 101,281	State Street Bank and Trust Co.	01/19/18	$913
AUD 75,151	USD 57,663	State Street Bank and Trust Co.	01/19/18	975
EUR 152,842	USD 181,597	State Street Bank and Trust Co.	01/19/18	1,988
AUD 46,973	USD 36,005	State Street Bank and Trust Co.	01/19/18	646
CAD 112,347	USD 87,406	State Street Bank and Trust Co.	01/19/18	1,995
GBP 136,429	USD 182,989	State Street Bank and Trust Co.	01/19/18	1,321
CAD 180,705	USD 140,505	State Street Bank and Trust Co.	01/19/18	3,293
CHF 61,795	USD 62,987	State Street Bank and Trust Co.	01/19/18	508
EUR 96,307	USD 114,031	State Street Bank and Trust Co.	01/19/18	1,647
GBP 85,053	USD 114,236	State Street Bank and Trust Co.	01/19/18	667
USD 1,612,965	AUD 2,134,166	State Street Bank and Trust Co.	01/19/18	(52,242)
USD 5,259,543	EUR 4,465,129	State Street Bank and Trust Co.	01/19/18	(103,693)
USD 2,875,429	CHF 2,845,254	State Street Bank and Trust Co.	01/19/18	(48,103)
USD 9,324,876	GBP 6,979,583	State Street Bank and Trust Co.	01/19/18	(104,290)
USD 4,156,365	CAD 5,347,912	State Street Bank and Trust Co.	01/19/18	(99,271)
USD 9,324,209	GBP 6,979,538	The Bank of New York Mellon	01/19/18	(104,896)
USD 5,256,800	EUR 4,465,132	The Bank of New York Mellon	01/19/18	(106,439)
USD 2,875,460	CHF 2,845,268	The Bank of New York Mellon	01/19/18	(48,086)
USD 4,155,069	CAD 5,347,574	The Bank of New York Mellon	01/19/18	(100,298)
USD 1,612,350	AUD 2,134,150	The Bank of New York Mellon	01/19/18	(52,843)
				$(806,208)

Currency Abbreviations
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— EU Euro
GBP	— British Pound
USD	— United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$13,953
Total Asset Derivatives		$13,953
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$820,161
Total Liability Derivatives		$820,161

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(1,441,192)
Total	$(1,441,192)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(1,736,095)
Total	$(1,736,095)

See Accompanying Notes to Financial Statements

62

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:

	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$13,953	$—	$13,953
Total Assets	$13,953	$—	$13,953
Liabilities:
Forward foreign currency contracts	$407,599	$412,562	$820,161
Total Liabilities	$407,599	$412,562	$820,161
Net OTC derivative instruments by counterparty, at fair value	$(393,646)	$(412,562)	(806,208)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(393,646)	$(412,562)	$(806,208)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $420,066,904.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$160,006,984
Gross Unrealized Depreciation	(13,581,152)
Net Unrealized Appreciation	$146,425,832

See Accompanying Notes to Financial Statements

63

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Shares			Value	Percentage of Net Assets

COMMON STOCK: 90.7%
		Argentina: 2.0%
38,220		Mercadolibre, Inc.	$12,026,305	2.0

		Australia: 0.7%
724,916		Oil Search Ltd.	4,389,083	0.7

		Brazil: 7.1%
839,875		Ambev SA ADR	5,425,592	0.9
1,865,323		Kroton Educacional SA	10,346,973	1.7
901,667		Lojas Renner SA	9,647,030	1.6
201,790		Raia Drogasil SA	5,584,493	0.9
289,820		Ultrapar Participacoes SA	6,552,862	1.1
1,096,633		Other Securities	5,889,046	0.9
			43,445,996	7.1

		China: 22.7%
276,500		AAC Technologies Holdings, Inc.	4,893,624	0.8
158,472	(1)	Alibaba Group Holding Ltd. ADR	27,325,327	4.5
1,241,200	(2)	Fuyao Glass Industry Group Co. Ltd. (H-Shares)	5,221,613	0.9
324,850	(1)	JD.com, Inc. ADR	13,455,287	2.2
63,550		New Oriental Education & Technology Group, Inc. ADR	5,973,700	1.0
2,312,000		Ping An Insurance Group Co. of China Ltd.	23,980,224	3.9
706,000		Shenzhou International Group Holdings Ltd.	6,723,078	1.1
841,300		Tencent Holdings Ltd.	43,543,967	7.1
111,920		Yum China Holdings, Inc.	4,479,038	0.7
92,340		Other Securities	2,743,422	0.5
			138,339,280	22.7

		Egypt: 0.6%
776,400		Other Securities	3,373,458	0.6

		Hong Kong: 5.8%
2,984,800		AIA Group Ltd.	25,387,657	4.2
962,000		Techtronic Industries Co., Ltd.	6,258,225	1.0
56,200		Other Securities	3,414,150	0.6
			35,060,032	5.8

		India: 16.2%
271,910		Asian Paints Ltd.	4,928,586	0.8
230,410		HDFC Bank Ltd. ADR	23,425,785	3.9
138,860		HDFC Bank Ltd. — Foreign Premium	4,112,553	0.7
160,754	(2)	HDFC Standard Life Insurance Co. Ltd.	972,168	0.2
760,705		Housing Development Finance Corp.	20,370,652	3.3
293,028		IndusInd Bank Ltd.	7,560,305	1.2
1,739,980		ITC Ltd.	7,176,370	1.2
359,860		Kotak Mahindra Bank Ltd.	5,689,680	0.9

COMMON STOCK: (continued)
		India: (continued)
308,546		Tata Consultancy Services Ltd.	$13,045,914	2.1
115,380		Ultratech Cement Ltd.	7,800,536	1.3
116,453	(3)	Other Securities	3,851,101	0.6
			98,933,650	16.2

		Indonesia: 2.6%
4,578,600		Bank Central Asia Tbk PT	7,387,320	1.2
15,943,100		Bank Rakyat Indonesia	4,277,345	0.7
6,853,900		Other Securities	4,186,573	0.7
			15,851,238	2.6

		Macau: 0.6%
712,800		Other Securities	3,668,955	0.6

		Mexico: 2.9%
68,960		Fomento Economico Mexicano SAB de CV ADR	6,475,344	1.1
1,004,260		Grupo Financiero Banorte	5,512,513	0.9
2,023,170	(3),(4)	Other Securities	5,854,434	0.9
			17,842,291	2.9

		Panama: 1.2%
54,770		Copa Holdings S.A.- Class A	7,342,466	1.2

		Peru: 1.2%
36,070		Credicorp Ltd.	7,482,000	1.2

		Russia: 4.4%
47,200	(1)	Magnit OAO	5,193,024	0.9
77,940		Magnit PJSC GDR	2,121,242	0.3
5,052,126	(1)	Sberbank	19,734,231	3.2
			27,048,497	4.4

		South Africa: 7.7%
749,828		Bid Corp. Ltd.	18,224,547	3.0
417,704		Bidvest Group Ltd.	7,330,569	1.2
885,846		FirstRand Ltd.	4,795,614	0.8
258,450		Mr Price Group Ltd.	5,097,044	0.8
1,188,561		Sanlam Ltd.	8,329,997	1.4
38,231		Other Securities	3,392,694	0.5
			47,170,465	7.7

		South Korea: 5.5%
12,160		NCSoft Corp.	5,082,995	0.9
18,073	(1),(2)	Netmarble Games Corp.	3,174,785	0.5
10,591		Samsung Electronics Co., Ltd.	25,163,276	4.1
			33,421,056	5.5

		Spain: 0.6%
467,150		Other Securities	3,664,830	0.6

		Taiwan: 6.5%
56,000		Largan Precision Co. Ltd.	7,516,958	1.2

See Accompanying Notes to Financial Statements

64

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Taiwan: (continued)
894,000		President Chain Store Corp.	$8,514,188	1.4
1,103,223		Taiwan Semiconductor Manufacturing Co., Ltd.	8,447,461	1.4
381,581		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	15,129,687	2.5
			39,608,294	6.5

		Thailand: 0.8%
670,000		Kasikornbank PCL	4,758,557	0.8

		Turkey: 0.6%
216,750		Other Securities	3,445,241	0.6

		United States: 1.0%
53,870	(1)	EPAM Systems, Inc.	5,787,254	1.0

		Total Common Stock (Cost $355,258,722)	552,658,948	90.7

PREFERRED STOCK: 1.6%
		Brazil: 1.6%
687,275		Itau Unibanco Holding S.A.	8,822,215	1.4
971,580		Other Securities	1,168,673	0.2

		Total Preferred Stock (Cost $10,014,990)	9,990,888	1.6

PARTICIPATORY NOTES: 5.1%
		China: 4.7%
1,004,508	(1)	Fuyao Glass Industry Group Co. Ltd (A-Shares)., 03/07/18 (Issuer: UBS AG)	4,473,393	0.7
1,060,429	(1)	Hangzhou Robam Appliances Co. Ltd., 11/12/18 (Issuer: UBS AG)	7,832,714	1.3
54,110		Kweichow Moutai Co. Ltd., 04/27/18 (Issuer: BNP Paribas S.A.)	5,795,636	1.0
1,213,650	(1)	Midea Group Co., Ltd., 09/13/18 (Issuer: BNP Paribas S.A.)	10,330,562	1.7
			28,432,305	4.7

		Saudi Arabia: 0.4%
162,360		Other Securities	2,335,199	0.4

		Total Participatory Notes (Cost $24,834,976)	30,767,504	5.1

		Total Long-Term Investments (Cost $390,108,688)	593,417,340	97.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.9%
	Securities Lending Collateral(5): 0.1%
404,927	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $404,999, collateralized by various U.S. Government Securities, 0.125%–3.875%, Market Value plus accrued interest $416,172, due 01/15/19–02/15/46) (Cost $404,927)	$404,927	0.1

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.8%
17,351,658	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $17,351,658)	17,351,658	2.8

		Total Short-Term Investments (Cost $17,756,585)	17,756,585	2.9

		Total Investments in Securities (Cost $407,865,273)	$611,173,925	100.3
		Liabilities in Excess of Other Assets	(1,699,365)	(0.3)
		Net Assets	$609,474,560	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	The grouping contains non-income producing securities.
(4)	The grouping contains securities on loan.
(5)	Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

65

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

(6)	Rate shown is the 7-day yield as of December 31, 2017.

Sector Diversification	Percentage of Net Assets
Financials	31.0%
Information Technology	28.6
Consumer Discretionary	17.7
Consumer Staples	11.4
Industrials	4.2
Materials	2.1
Energy	1.8
Utilities	0.6
Short-Term Investments	2.9
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Argentina	$12,026,305	$—	$—	$12,026,305
Australia	—	4,389,083	—	4,389,083
Brazil	43,445,996	—	—	43,445,996
China	60,699,852	77,639,428	—	138,339,280
Egypt	3,373,458	—	—	3,373,458
Hong Kong	3,414,150	31,645,882	—	35,060,032
India	39,537,977	59,395,673	—	98,933,650
Indonesia	4,277,345	11,573,893	—	15,851,238
Macau	—	3,668,955	—	3,668,955
Mexico	17,842,291	—	—	17,842,291
Panama	7,342,466	—	—	7,342,466
Peru	7,482,000	—	—	7,482,000
Russia	—	27,048,497	—	27,048,497
South Africa	3,392,694	43,777,771	—	47,170,465
South Korea	5,082,995	28,338,061	—	33,421,056
Spain	—	3,664,830	—	3,664,830
Taiwan	15,129,687	24,478,607	—	39,608,294
Thailand	—	4,758,557	—	4,758,557
Turkey	3,445,241	—	—	3,445,241
United States	5,787,254	—	—	5,787,254
Total Common Stock	232,279,711	320,379,237	—	552,658,948
Preferred Stock	9,990,888	—	—	9,990,888
Participatory Notes	—	30,767,504	—	30,767,504
Short-Term Investments	17,351,658	404,927	—	17,756,585
Total Investments, at fair value	$259,622,257	$351,551,668	$—	$611,173,925

(1)	For the year ended December 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Portfolio certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2017, securities valued at $21,502,468 were transferred from Level 2 to Level 1 within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

66

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $410,816,140.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$211,607,428
Gross Unrealized Depreciation	(10,974,157)
Net Unrealized Appreciation	$200,633,271

See Accompanying Notes to Financial Statements

67

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		France: 8.6%
84,547		L’Oreal S.A.	$18,733,942	4.6
102,508		Pernod Ricard SA	16,212,103	4.0
			34,946,045	8.6

		Germany: 4.4%
161,613		SAP SE	18,080,460	4.4

		Italy: 1.7%
879,862		Davide Campari-Milano SpA	6,798,342	1.7

		Netherlands: 1.2%
219,395		Relx NV	5,042,654	1.2

		Switzerland: 0.9%
39,880		Nestle S.A.	3,428,734	0.9

		United Kingdom: 26.3%
85,617		British American Tobacco PLC ADR	5,735,483	1.4
429,060		British American Tobacco PLC	29,003,874	7.1
389,562		Experian PLC	8,586,978	2.1
281,805		Reckitt Benckiser Group PLC	26,290,512	6.5
483,238		Relx PLC	11,331,040	2.8
471,983		Unilever PLC	26,179,013	6.4
			107,126,900	26.3

		United States: 55.7%
206,833		Accenture PLC	31,664,064	7.8
151,645		Altria Group, Inc.	10,828,969	2.7
81,960		Automatic Data Processing, Inc.	9,604,892	2.4
262,162		Coca-Cola Co.	12,027,993	2.9
67,571		Danaher Corp.	6,271,940	1.5
27,436	(1)	Factset Research Systems, Inc.	5,288,563	1.3
85,468		Fidelity National Information Services, Inc.	8,041,684	2.0
22,792		International Flavors & Fragrances, Inc.	3,478,287	0.9
40,095		Intuit, Inc.	6,326,189	1.5
374,127		Microsoft Corp.	32,002,824	7.8
32,182		Moody’s Corp.	4,750,385	1.2
216,485		Nike, Inc.	13,541,137	3.3
156,112		Philip Morris International, Inc.	16,493,233	4.0
228,841		Twenty-First Century Fox, Inc. — Class A	7,901,880	1.9
275,157		Twenty-First Century Fox, Inc. — Class B	9,388,357	2.3
170,053		Visa, Inc. — Class A	19,389,443	4.8
128,795		Walt Disney Co.	13,846,750	3.4

COMMON STOCK: (continued)
		United Sates: (continued)
227,421		Zoetis, Inc.	$16,383,409	4.0
			227,229,999	55.7

		Total Common Stock (Cost $305,102,969)	402,653,134	98.8

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateral(2): 0.0%
15,278	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.37%, due 01/02/18 (Repurchase Amount $15,280, collateralized by various U.S. Government Securities, 0.125%–3.625%, Market Value plus accrued interest $15,586, due 01/31/19–09/09/49) (Cost $15,278)	15,278	0.0

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.1%
4,624,817	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $4,624,817)	$4,624,817	1.1
		Total Short-Term Investments (Cost $4,640,095)	4,640,095	1.1
		Total Investments in Securities (Cost $309,743,064)	$407,293,229	99.9
		Assets in Excess of Other Liabilities	516,072	0.1
		Net Assets	$407,809,301	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Represents securities purchased with cash collateral received for securities on loan.
(3)	Rate shown is the 7-day yield as of December 31, 2017.

Sector Diversification	Percentage of Net Assets
Consumer Staples	42.2%
Information Technology	30.7
Consumer Discretionary	10.9
Industrials	6.1
Health Care	5.5
Financials	2.5
Materials	0.9
Short-Term Investments	1.1
Assets in Excess of Other Liabilities	0.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

68

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
France	$—	$34,946,045	$—	$34,946,045
Germany	—	18,080,460	—	18,080,460
Italy	—	6,798,342	—	6,798,342
Netherlands	—	5,042,654	—	5,042,654
Switzerland	—	3,428,734	—	3,428,734
United Kingdom	5,735,483	101,391,417	—	107,126,900
United States	227,229,999	—	—	227,229,999
Total Common Stock	232,965,482	169,687,652	—	402,653,134
Short-Term Investments	4,624,817	15,278	—	4,640,095
Total Investments, at fair value	$237,590,299	$169,702,930	$—	$407,293,229

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $310,421,765.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$97,737,903
Gross Unrealized Depreciation	(888,631)
Net Unrealized Appreciation	$96,849,272

See Accompanying Notes to Financial Statements

69

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Shares			Value	Percentage of Net Assets

COMMON STOCK: 65.5%
		Consumer Discretionary: 9.3%
494,529		Adient plc	$38,919,432	0.6
121,982	(1)	Amazon.com, Inc.	142,654,290	2.2
2,466,912		Aramark	105,435,819	1.7
928,252		Magna International, Inc.	52,604,041	0.8
199,986	(1)	O’Reilly Automotive, Inc.	48,104,632	0.8
18,700	(1)	The Priceline Group, Inc.	32,495,738	0.5
1,183,145		Yum! Brands, Inc.	96,556,463	1.5
1,301,915	(2)	Other Securities	75,092,548	1.2
			591,862,963	9.3

		Consumer Staples: 7.5%
996,593		Dr Pepper Snapple Group, Inc.	96,729,317	1.5
1,019,476		Kraft Heinz Co.	79,274,454	1.3
757,679		Mondelez International, Inc.	32,428,661	0.5
269,568		PepsiCo, Inc.	32,326,594	0.5
1,226,422		Philip Morris International, Inc.	129,571,484	2.0
1,945,693	(2)	Other Securities	108,627,719	1.7
			478,958,229	7.5

		Energy: 1.1%
1,996,769		Other Securities	66,919,423	1.1

		Financials: 7.2%
710,692		Bank of New York Mellon Corp.	38,277,871	0.6
542,897		Intercontinental Exchange, Inc.	38,306,812	0.6
2,298,532		Marsh & McLennan Cos., Inc.	187,077,520	3.0
789,722		PNC Financial Services Group, Inc.	113,948,988	1.8
481,061		State Street Corp.	46,956,364	0.7
3,299,249		Other Securities	32,306,400	0.5
			456,873,955	7.2

		Health Care: 15.7%
2,259,144		Abbott Laboratories	128,929,348	2.0
321,897		Aetna, Inc.	58,067,000	0.9
205,200		Anthem, Inc.	46,172,052	0.7
653,935		Becton Dickinson & Co.	139,981,326	2.2
182,775	(1)	Biogen, Inc.	58,226,632	0.9
1,835,360		Danaher Corp.	170,358,115	2.7
1,875,471		PerkinElmer, Inc.	137,134,440	2.2
285,313		Thermo Fisher Scientific, Inc.	54,175,232	0.9
341,598		UnitedHealth Group, Inc.	75,308,695	1.2
810,200	(3)	Zoetis, Inc.	58,366,808	0.9
441,098	(2)	Other Securities	70,282,998	1.1
			997,002,646	15.7

		Industrials: 5.7%
450,655		Equifax, Inc.	53,141,238	0.8

COMMON STOCK: (continued)
		Industrials: (continued)
955,139		Fortive Corp.	$69,104,307	1.1
1,507,669		Relx PLC	35,352,057	0.6
292,314		Roper Technologies, Inc.	75,709,326	1.2
638,111		Waste Connections, Inc.	45,267,594	0.7
2,502,908	(2)	Other Securities	83,537,138	1.3
			362,111,660	5.7

		Information Technology: 16.4%
27,096	(1)	Alphabet, Inc. — Class A	28,542,927	0.5
162,929	(1)	Alphabet, Inc. — Class C	170,488,906	2.7
239,400		Apple, Inc.	40,513,662	0.6
1,356,044		Fidelity National Information Services, Inc.	127,590,180	2.0
1,407,431	(1)	Fiserv, Inc.	184,556,427	2.9
289,750		Intuit, Inc.	45,716,755	0.7
295,348	(3)	Mastercard, Inc. — Class A	44,703,873	0.7
1,691,500		Microsoft Corp.	144,690,910	2.3
332,562		Texas Instruments, Inc.	34,732,775	0.5
1,944,457		Visa, Inc. — Class A	221,706,987	3.5
			1,043,243,402	16.4

		Materials: 0.9%
2,750,334		Amcor Ltd.	32,955,381	0.5
594,099		Other Securities	22,486,647	0.4
			55,442,028	0.9

		Real Estate: 0.3%
135,721	(1)	SBA Communications Corp.	22,171,383	0.3

		Utilities: 1.4%
971,581		PG&E Corp.	43,555,976	0.7
617,434		Other Securities	48,663,951	0.7
			92,219,927	1.4
		Total Common Stock (Cost $3,347,100,989)	4,166,805,616	65.5

PREFERRED STOCK: 3.4%
		Financials: 0.6%
492,928	(2),(4)	Other Securities	33,765,601	0.6

		Health Care: 1.0%
1,107,035	(1)	Becton Dickinson and Co.	64,097,326	1.0

		Real Estate: 0.5%
6,173	(1)	Crown Castle International Corp.	6,979,657	0.1
199,765	(2)	Other Securities	25,195,360	0.4
			32,175,017	0.5

		Utilities: 1.3%
1,031,684	(1),(5)	DTE Energy Co.	39,844,069	0.6
1,495,568	(2),(4)	Other Securities	43,107,707	0.7
			82,951,776	1.3
		Total Preferred Stock (Cost $192,213,123)	212,989,720	3.4

See Accompanying Notes to Financial Statements

70

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 19.4%
		Communications: 3.1%
8,598,000	(6)	Cequel Communications Holdings I LLC / Cequel Capital Corp., 6.375%, 09/15/20	$8,748,465	0.1
36,625,000	(6)	Netflix, Inc., 4.875%, 04/15/28	35,938,281	0.5
24,375,000	(5)	Netflix, Inc., 4.375%–5.875%, 02/15/25–11/15/26	24,226,875	0.4
6,915,000	(6)	Sirius XM Radio, Inc., 6.000%, 07/15/24	7,329,900	0.1
11,550,000	(6)	Unitymedia GmbH, 6.125%, 01/15/25	12,243,000	0.2
7,275,000		Verizon Communications, Inc., 2.600%, (US0003M + 1.000%), 03/16/22	7,422,637	0.1
4,550,000	(5),(6)	Virgin Media Finance PLC, 6.000%, 10/15/24	4,686,500	0.1
6,200,000	(6)	Virgin Media Secured Finance PLC, 5.250%, 01/15/26	6,285,250	0.1
9,700,000	(6)	Ziggo Secured Finance BV, 5.500%, 01/15/27	9,712,125	0.2
77,731,000		Other Securities	79,412,518	1.3
			196,005,551	3.1

		Consumer, Cyclical: 3.3%
18,165,000	(6)	Aramark Services, Inc., 5.000%, 04/01/25	19,233,102	0.3
3,080,000	(6)	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 04/15/27	3,241,700	0.0
30,035,000	(6)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.750%, 06/01/27	30,785,875	0.5
6,160,000	(6)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/24	6,367,900	0.1
8,205,000	(6)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/26	8,656,275	0.1
19,275,000	(5),(6)	Tesla, Inc., 5.300%, 08/15/25	18,479,906	0.3
41,405,000		Yum! Brands, Inc., 3.750%–6.875%, 09/15/19–11/01/43	42,393,250	0.7
78,219,293		Other Securities	81,222,935	1.3
			210,380,943	3.3

		Consumer, Non-cyclical: 4.4%
6,410,000		Anheuser-Busch InBev Finance, Inc., 2.641%, (US0003M + 1.260%), 02/01/21	6,617,577	0.1
3,315,000		Becton Dickinson & Co., 2.675%, 12/15/19	3,328,149	0.1

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
6,185,000		Becton Dickinson and Co., 2.539%, (US0003M + 1.030%), 06/06/22	$6,221,336	0.1
6,345,000		Becton Dickinson and Co., 3.363%, 06/06/24	6,370,284	0.1
40,576,000		Centene Corp., 4.750%–6.125%, 02/15/21–02/15/24	42,278,555	0.7
1,297,000	(6)	Fresenius Medical Care US Finance, Inc., 5.750%, 02/15/21	1,404,256	0.0
33,490,000		HCA, Inc., 6.500%, 02/15/20	35,583,125	0.6
9,285,000		HCA, Inc., 3.750%–4.250%, 03/15/19–10/15/19	9,468,019	0.1
7,545,000	(6)	Hologic, Inc., 4.375%, 10/15/25	7,677,037	0.1
24,900,000	(6)	Hologic, Inc., 5.250%, 07/15/22	25,864,875	0.4
7,695,000	(6)	IHS Markit Ltd., 5.000%, 11/01/22	8,381,394	0.2
3,890,000		Philip Morris International, Inc., 1.861%, (US0003M + 0.420%), 02/21/20	3,910,031	0.1
13,090,000		Philip Morris International, Inc., 2.000%–2.625%, 02/21/20–02/18/22	13,058,003	0.2
6,950,000	(6)	Reckitt Benckiser Treasury Services PLC, 2.235%, (US0003M + 0.560%), 06/24/22	6,951,948	0.1
1,025,000	(6)	TreeHouse Foods, Inc., 6.000%, 02/15/24	1,071,125	0.0
880,000	(6)	Universal Health Services, Inc., 3.750%, 08/01/19	897,600	0.0
95,455,000		Other Securities	96,729,324	1.5
			275,812,638	4.4

		Energy: 0.5%
10,335,000		Shell International Finance BV, 1.863%, (US0003M + 0.450%), 05/11/20	10,433,156	0.2
20,230,000		Other Securities	20,808,846	0.3
			31,242,002	0.5

		Financial: 2.7%
33,232,000		Crown Castle International Corp., 4.875%–5.250%, 04/15/22–01/15/23	36,137,785	0.5
16,721,000	(6)	HUB International Ltd, 7.875%, 10/01/21	17,431,642	0.3
5,025,000	(6)	Iron Mountain, Inc., 4.375%, 06/01/21	5,112,335	0.1
39,055,000		SBA Communications Corp., 4.875%, 07/15/22–09/01/24	40,226,650	0.6
72,275,000	(4)	Other Securities	75,034,020	1.2
			173,942,432	2.7

See Accompanying Notes to Financial Statements

71

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrial: 2.0%
625,000		Fortive Corp., 1.800%, 06/15/19	$620,652	0.0
1,250,000	(6)	Moog, Inc., 5.250%, 12/01/22	1,296,875	0.0
43,050,000		Northrop Grumman Corp., 2.550%–3.250%, 10/15/22–01/15/28	43,003,293	0.7
8,525,000	(6)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 4.859%, (US0003M + 3.500%), 07/15/21	8,674,187	0.1
4,615,000	(6)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/23	4,782,294	0.1
24,689,783		Reynolds Group Issuer, Inc., 5.750%–6.875%, 10/15/20–02/15/21	25,082,056	0.4
43,850,000		Other Securities	44,312,373	0.7
			127,771,730	2.0

		Technology: 2.0%
18,405,000		Apple, Inc., 1.500%, 09/12/19	18,254,095	0.3
53,430,000		Microsoft Corp., 3.300%, 02/06/27	55,160,869	0.9
7,560,000	(6)	MSCI, Inc., 5.250%, 11/15/24	8,004,150	0.1
1,130,000	(6)	MSCI, Inc., 5.750%, 08/15/25	1,218,988	0.0
35,133,000	(6)	NXP BV / NXP Funding LLC, 3.750%, 06/01/18	35,431,630	0.6
1,050,000	(6)	NXP BV / NXP Funding LLC, 4.125%, 06/15/20	1,077,857	0.0
10,365,000		Other Securities	10,402,921	0.1
			129,550,510	2.0

		Utilities: 1.4%
14,375,000		DTE Energy Co., 3.800%, 03/15/27	14,849,081	0.2
7,285,000		Pacific Gas & Electric Co., 3.300%, 03/15/27	7,236,228	0.1
65,774,000		Other Securities	67,074,949	1.1
			89,160,258	1.4
		Total Corporate Bonds/Notes (Cost $1,221,383,570)	1,233,866,064	19.4

ASSET-BACKED SECURITIES: 0.2%
		Other Asset-Backed Securities: 0.2%
6,236,062	(6)	Taco Bell Funding 2016–1A A2I, 3.832%, 05/25/46	6,333,584	0.1

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
3,924,663	(6)	Wendys Funding LLC 2015-1A A2I, 3.371%, 06/15/45	$3,945,725	0.1
		Total Asset-Backed Securities (Cost $10,160,725)	10,279,309	0.2

BANK LOANS: 1.3%
		Chemicals: 0.1%
4,055,000		HB Fuller Co. 1st Lien Term Loan B, 3.751%, (US0003M + 2.250%), 10/20/24	4,074,148	0.1

		Commercial Services: 0.1%
4,937,500		Global Payments, Inc. — TL A 1L, 3.141%, (US0003M + 1.750%), 05/02/22	4,941,356	0.1

		Consumer, Cyclical: 0.0%
525,000		Other Securities	527,297	0.0

		Diversified Financial Services: 0.0%
1,370,000		Institutional Shareholder Services, Inc. — TL 1L, 5.109%, (US0003M + 3.750%), 10/16/24	1,379,134	0.0

		Entertainment: 0.0%
461,029		Kasima LLC — Term Loan B, 4.200%, (US0003M + 2.500%), 05/17/21	466,024	0.0

		Household Products/Wares: 0.0%
665,056		Prestige Brands, Inc. Term Loan B4, 4.319%, (US0003M + 2.750%), 01/26/24	669,766	0.0

		Insurance: 0.6%
38,978,978		HUB International Ltd., 4.413%, (US0003M + 3.250%), 10/02/20	39,198,313	0.6

		Machinery — Diversified: 0.2%
8,421,667		Manitowoc Foodservice, Inc. Term Loan B, 4.319%, (US0003M + 3.000%), 03/04/23	8,521,674	0.2

		Oil & Gas: 0.1%
7,157,063		Eagleclaw TL 1L, 5.729%, (US0003M + 4.250%), 06/24/24	7,203,283	0.1

		Pharmaceuticals: 0.2%
14,586,700		Change Healthcare Holdings LLC — TL B 1L, 4.319%, (US0003M + 2.750%), 03/01/24	14,626,580	0.2

See Accompanying Notes to Financial Statements

72

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

BANK LOANS: (continued)
	Software: 0.0%
1,170,000	Fiserv, Inc. TL, 2.492%, (US0003M + 1.250%), 10/25/18	$1,167,075	0.0
	Total Bank Loans (Cost $81,640,778)	82,774,650	1.3

U.S. TREASURY OBLIGATIONS: 2.4%
	U.S. Treasury Notes: 2.4%
156,013,400	2.250%, 11/15/27	153,788,027	2.4
	Total U.S. Treasury Obligations (Cost $152,743,619)	153,788,027	2.4

	Value	Percentage of Net Assets

PURCHASED OPTIONS(7): 0.1%
Total Purchased Options (Cost $3,169,160)	7,243,551	0.1
Total Long-Term Investments (Cost $5,008,411,964)	5,867,746,937	92.3

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 8.4%
	Securities Lending Collateral(8): 0.5%
7,692,242	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $7,693,405, collateralized by various U.S. Government Agency Obligations, 3.500%–4.000%, Market Value plus accrued interest $7,847,290, due 07/20/45–11/01/47)	7,692,242	0.1
7,692,242	Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.65%, due 01/02/18 (Repurchase Amount $7,693,633, collateralized by various U.S. Government Agency Obligations, 2.336%–4.279%, Market Value plus accrued interest $7,846,087, due 03/01/29–11/20/67)	7,692,242	0.1

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(8): (continued)
1,617,807	JPMorgan Chase & Co., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,618,057, collateralized by various U.S. Government Securities, 1.375%–2.125%, Market Value plus accrued interest $1,650,165, due 08/31/18–03/31/24)	$1,617,807	0.1
7,692,242	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $7,693,431, collateralized by various U.S. Government Agency Obligations, 1.982%–10.500%, Market Value plus accrued interest $7,846,087, due 01/15/18–08/01/48)	7,692,242	0.1
7,692,242	Nomura Securities, Repurchase Agreement dated 12/29/17, 1.42%, due 01/02/18 (Repurchase Amount $7,693,439, collateralized by various U.S. Government Agency Obligations, 0.000%–7.500%, Market Value plus accrued interest $7,846,087, due 04/05/18–11/20/67)	7,692,242	0.1
		32,386,775	0.5

Shares			Value	Percentage of Net Assets
		Mutual Funds: 7.9%
502,867,263	(9)	T. Rowe Price Reserve Investment Fund, 1.247% (Cost $502,867,263)	502,867,263	7.9

		Total Short-Term Investments (Cost $535,254,038)	535,254,038	8.4

		Total Investments in Securities (Cost $5,543,666,002)	$6,403,000,975	100.7
		Liabilities in Excess of Other Assets	(46,240,006)	(0.7)
		Net Assets	$6,356,760,969	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	The grouping contains non-income producing securities.

See Accompanying Notes to Financial Statements

73

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

(3)	All or a portion of this security is pledged to cover open written call options at December 31, 2017.
(4)	The grouping contains securities on loan.
(5)	Security, or a portion of the security, is on loan.
(6)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(7)	The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.
(8)	Represents securities purchased with cash collateral received for securities on loan.
(9)	Rate shown is the 7-day yield as of December 31, 2017.
Reference Rate Abbreviations:
US0003M	3-month LIBOR

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$591,862,963	$—	$—	$591,862,963
Consumer Staples	425,501,799	53,456,430	—	478,958,229
Energy	54,471,542	12,447,881	—	66,919,423
Financials	429,273,469	27,600,486	—	456,873,955
Health Care	997,002,646	—	—	997,002,646
Industrials	326,759,603	35,352,057	—	362,111,660
Information Technology	1,043,243,402	—	—	1,043,243,402
Materials	22,486,647	32,955,381	—	55,442,028
Real Estate	22,171,383	—	—	22,171,383
Utilities	92,219,927	—	—	92,219,927
Total Common Stock	4,004,993,381	161,812,235	—	4,166,805,616
Preferred Stock	154,224,110	58,765,610	—	212,989,720
Purchased Options	—	7,243,551	—	7,243,551
Corporate Bonds/Notes	—	1,233,866,064	—	1,233,866,064
Bank Loans	—	82,774,650	—	82,774,650
U.S. Treasury Obligations	—	153,788,027	—	153,788,027
Asset-Backed Securities	—	10,279,309	—	10,279,309
Short-Term Investments	502,867,263	32,386,775	—	535,254,038
Total Investments, at fair value	$4,662,084,754	$1,740,916,221	$—	$6,403,000,975
Liabilities Table
Other Financial Instruments+
Written Options	$(432,332)	$(68,399,612)	$—	$(68,831,944)
Total Liabilities	$(432,332)	$(68,399,612)	$—	$(68,831,944)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2017, the following OTC purchased equity options were outstanding for VY® T. Rowe Price Capital Appreciation Portfolio:

Description	Counterparty	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount	Cost	Fair Value
Altria Group, Inc.	Citigroup Global Markets	Call	03/16/18	65.000	USD	284	2,028,044	$59,072	$208,456
Altria Group, Inc.	Citigroup Global Markets	Call	06/15/18	67.500	USD	284	2,028,044	57,100	173,240
AT&T, Inc.	Goldman Sachs & Co.	Call	04/20/18	39.000	USD	2,839	11,038,032	326,600	417,333
AT&T, Inc.	Goldman Sachs & Co.	Call	06/15/18	40.000	USD	2,839	11,038,032	298,639	397,460
Comcast Corp. — Class A	Credit Suisse Securities (USA) LLC	Call	06/15/18	40.000	USD	1,418	5,679,090	266,584	372,225
Consumer Discretionary Select Sector SPDR Fund	JPMorgan Chase Bank N.A.	Call	03/16/18	95.000	USD	1,491	14,714,679	168,222	708,225

See Accompanying Notes to Financial Statements

74

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Description	Counterparty	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount	Cost	Fair Value
Consumer Discretionary Select Sector SPDR Fund	JPMorgan Chase Bank N.A.	Call	06/15/18	95.000	USD	1,491	14,714,679	$318,145	$902,055
CVS Health Corp.	Citigroup Global Markets	Call	05/18/18	85.000	USD	284	2,059,000	123,994	21,584
Dr Pepper Snapple Group, Inc.	Citigroup Global Markets	Call	05/18/18	92.500	USD	283	2,746,798	73,028	193,855
Dr Pepper Snapple Group, Inc.	Citigroup Global Markets	Call	05/18/18	95.000	USD	283	2,746,798	54,261	154,235
Financial Select Sector SPDR Fund	Goldman Sachs & Co.	Call	03/16/18	26.000	USD	3,194	8,914,454	204,416	734,620
Financial Select Sector SPDR Fund	Goldman Sachs & Co.	Call	06/15/18	26.000	USD	3,193	8,911,663	306,528	836,566
Genuine Parts Company	Citigroup Global Markets	Call	05/18/18	90.000	USD	142	1,349,142	57,119	105,506
J.M. Smucker Company	Credit Suisse Securities (USA) LLC	Call	04/20/18	115.000	USD	284	3,528,416	117,912	330,860
Kraft Heinz Co.	Credit Suisse Securities (USA) LLC	Call	04/20/18	85.000	USD	568	4,416,768	134,528	36,920
O’Reilly Automotive, Inc.	Credit Suisse Securities (USA) LLC	Call	05/18/18	220.000	USD	107	2,573,778	194,318	333,840
Synchrony Financial	Citigroup Global Markets	Call	03/16/18	31.000	USD	284	1,096,524	42,396	227,200
Sysco Corporation	Citigroup Global Markets	Call	05/18/18	55.000	USD	142	862,366	34,506	93,010
Verizon Communications, Inc.	Citigroup Global Markets	Call	04/20/18	50.000	USD	819	4,334,967	104,932	303,030
Verizon Communications, Inc.	Citigroup Global Markets	Call	06/15/18	50.000	USD	819	4,334,967	124,041	333,333
Wells Fargo & Co.	Credit Suisse Securities (USA) LLC	Call	05/18/18	55.000	USD	258	1,565,286	49,201	171,658
Wells Fargo & Co.	Credit Suisse Securities (USA) LLC	Call	06/15/18	55.000	USD	258	1,565,286	53,618	188,340
								$3,169,160	$7,243,551

At December 31, 2017, the following exchange-traded written options were outstanding for VY® T. Rowe Price Capital Appreciation Portfolio:

Description	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount	Premiums Received	Fair Value
Mastercard, Inc. — Class A	Call	01/19/18	120.00	USD	94	1,422,784	$45,478	$(302,210)
Mastercard, Inc. — Class A	Call	01/19/18	125.00	USD	45	681,120	15,657	(123,480)
Mastercard, Inc. — Class A	Call	01/19/18	130.00	USD	3	45,408	703	(6,642)
							$61,838	$(432,332)

At December 31, 2017, the following OTC written equity options were outstanding for VY® T. Rowe Price Capital Appreciation Portfolio:

Description	Counterparty	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount	Premiums Received	Fair Value
Alphabet, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/18/19	1,200.000	USD	60	6,320,400	$311,220	$(283,140)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/19/18	840.000	USD	69	7,220,160	296,218	(1,430,715)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/19/18	860.000	USD	69	7,220,160	249,018	(1,291,473)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/19/18	880.000	USD	174	18,207,360	607,842	(2,893,968)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/19/18	920.000	USD	186	19,463,040	517,232	(2,380,800)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/19/18	940.000	USD	187	19,567,680	435,676	(2,038,300)
Alphabet, Inc. — Class C	Credit Suisse Securities (USA) LLC	Call	01/18/19	1,200.000	USD	122	12,766,080	582,184	(507,520)
Alphabet, Inc. — Class C	Deutsche Bank AG	Call	01/19/18	880.000	USD	27	2,825,280	88,047	(449,064)
Alphabet, Inc. — Class C	Deutsche Bank AG	Call	01/19/18	900.000	USD	182	19,044,480	617,711	(2,692,144)
Alphabet, Inc. — Class C	Deutsche Bank AG	Call	01/19/18	900.000	USD	150	15,696,000	453,815	(2,218,800)
Alphabet, Inc. — Class C	Deutsche Bank AG	Call	01/19/18	920.000	USD	74	7,743,360	227,698	(947,200)
Alphabet, Inc. — Class C	Deutsche Bank AG	Call	01/29/18	920.000	USD	61	6,383,040	176,000	(780,800)
Alphabet, Inc. — Class C	Deutsche Bank AG	Call	01/19/18	940.000	USD	34	3,557,760	96,798	(370,600)
Alphabet, Inc. — Class C	Deutsche Bank AG	Call	01/19/18	940.000	USD	74	7,743,360	187,368	(806,600)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/19/18	1,000.000	USD	89	10,408,283	424,955	(1,530,533)
Amazon.com, Inc.	Deutsche Bank AG	Call	01/19/18	1,000.000	USD	95	11,109,965	451,221	(1,633,715)
Amazon.com, Inc.	Deutsche Bank AG	Call	01/19/18	950.000	USD	297	34,733,259	1,427,571	(6,697,350)
Apple, Inc.	Citigroup Global Markets	Call	01/19/18	175.000	USD	918	15,535,314	321,621	(73,440)
Apple, Inc.	Citigroup Global Markets	Call	01/19/18	180.000	USD	919	15,552,237	239,556	(22,056)
Bank of New York Mellon Corp.	Citigroup Global Markets	Call	01/18/19	55.000	USD	1,502	8,089,772	532,858	(603,804)
Bank of New York Mellon Corp.	Citigroup Global Markets	Call	01/18/19	60.000	USD	1,502	8,089,772	285,378	(296,645)
Bank of New York Mellon Corp.	Credit Suisse Securities (USA) LLC	Call	01/18/19	60.000	USD	2,407	12,964,102	449,680	(475,383)
Biogen, Inc.	Citigroup Global Markets	Call	01/19/18	350.000	USD	221	7,040,397	243,277	(160,004)
Danaher Corp.	Citigroup Global Markets	Call	01/19/18	90.000	USD	421	3,907,722	78,625	(147,350)
Danaher Corp.	Deutsche Bank AG	Call	01/19/18	90.000	USD	3,404	31,595,928	665,979	(1,191,400)
Mastercard, Inc. — Class A	Goldman Sachs & Co.	Call	01/19/18	140.000	USD	1,426	21,583,936	345,092	(1,775,370)
PNC Financial Services Group, Inc.	Credit Suisse Securities (USA) LLC	Call	01/19/18	135.000	USD	1,234	17,805,386	637,395	(1,290,764)
PNC Financial Services Group, Inc.	Credit Suisse Securities (USA) LLC	Call	01/18/19	140.000	USD	168	2,424,072	104,087	(238,560)

See Accompanying Notes to Financial Statements

75

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIOS	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Description	Counterparty	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount	Premiums Received	Fair Value
PNC Financial Services Group, Inc.	Credit Suisse Securities (USA) LLC	Call	01/18/19	145.000	USD	167	2,409,643	$80,101	$(197,895)
PNC Financial Services Group, Inc.	Credit Suisse Securities (USA) LLC	Call	01/18/19	150.000	USD	168	2,424,072	61,794	(159,600)
PNC Financial Services Group, Inc.	Credit Suisse Securities (USA) LLC	Call	01/18/19	155.000	USD	168	2,424,072	45,460	(123,060)
PNC Financial Services Group, Inc.	RBC Capital Markets	Call	01/19/18	135.000	USD	513	7,402,077	141,978	(536,598)
State Street Corp.	Citigroup Global Markets	Call	01/18/19	100.000	USD	973	9,497,453	760,974	(792,995)
The Priceline Group, Inc.	Citigroup Global Markets	Call	01/18/19	1,900.000	USD	38	6,603,412	540,033	(518,700)
The Priceline Group, Inc.	Citigroup Global Markets	Call	01/18/19	2,000.000	USD	38	6,603,412	415,321	(375,630)
Visa, Inc. — Class A	Citigroup Global Markets	Call	01/18/18	105.000	USD	331	3,774,062	204,252	(540,523)
Visa, Inc. — Class A	Citigroup Global Markets	Call	01/19/18	105.000	USD	1,575	17,958,150	298,725	(1,535,625)
Visa, Inc. — Class A	Citigroup Global Markets	Call	01/18/19	110.000	USD	331	3,774,062	150,994	(436,920)
Visa, Inc. — Class A	Citigroup Global Markets	Call	01/18/18	115.000	USD	331	3,774,062	108,607	(343,247)
Visa, Inc. — Class A	Citigroup Global Markets	Call	01/18/19	120.000	USD	915	10,432,830	357,985	(732,000)
Visa, Inc. — Class A	Citigroup Global Markets	Call	01/18/19	125.000	USD	888	10,124,976	321,716	(537,240)
Visa, Inc. — Class A	Citigroup Global Markets	Call	01/19/18	90.000	USD	2,811	32,051,022	1,066,752	(6,971,280)
Visa, Inc. — Class A	Citigroup Global Markets	Call	01/19/18	95.000	USD	5,290	60,316,580	1,517,421	(10,394,850)
Zoetis, Inc.	Deutsche Bank AG	Call	01/19/18	60.000	USD	2,798	20,156,792	675,717	(3,567,450)
Zoetis, Inc.	Deutsche Bank AG	Call	01/19/18	62.500	USD	1,307	9,415,628	283,619	(1,350,131)
Zoetis, Inc.	Deutsche Bank AG	Call	01/19/18	65.000	USD	1,307	9,415,628	167,780	(954,110)
Zoetis, Inc.	Goldman Sachs & Co.	Call	01/19/18	60.000	USD	1,345	9,689,380	328,918	(1,714,875)
Zoetis, Inc.	Goldman Sachs & Co.	Call	01/19/18	62.500	USD	1,345	9,689,380	223,721	(1,389,385)
								$18,805,990	$(68,399,612)

Currency Abbreviations

USD	— United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Investments in securities at value*	$7,243,551
Total Asset Derivatives		$7,243,551
Liability Derivatives
Equity contracts	Written options, at fair value	$68,831,944
Total Liability Derivatives		$68,831,944

*	Includes purchased options.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Written options	Totals
Equity contracts	$2,524,220	$20,700,763	$23,224,983
Total	$2,524,220	$20,700,763	$23,224,983

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Written options	Totals
Equity contracts	$3,143,346	$(49,802,046)	$(46,658,700)
Total	$3,143,346	$(49,802,046)	$(46,658,700)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

76

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:

	Citigroup Global Markets	Credit Suisse Securities (USA) LLC	Deutsche Bank AG	Goldman Sachs & Co.	JPMorgan Chase Bank N.A.	RBC Capital Markets	Totals
Assets:
Purchased options	$1,813,449	$1,433,843	$—	$2,385,979	$1,610,280	$—	$7,243,551
Total Assets	$1,813,449	$1,433,843	$—	$2,385,979	$1,610,280	$—	$7,243,551
Liabilities:
Written options	$36,048,098	$3,275,922	$23,659,364	$4,879,630	$—	$536,598	$68,399,612
Total Liabilities	$36,048,098	$3,275,922	$23,659,364	$4,879,630	$—	$536,598	$68,399,612
Net OTC derivative instruments by counterparty, at fair value	$(34,234,649)	$(1,842,079)	$(23,659,364)	$(2,493,651)	$1,610,280	$(536,598)	(61,156,061)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(34,234,649)	$(1,842,079)	$(23,659,364)	$(2,493,651)	$1,610,280	$(536,598)	$(61,156,061)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $5,537,709,136.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$903,994,639
Gross Unrealized Depreciation	(107,513,932)
Net Unrealized Appreciation	$796,480,707

See Accompanying Notes to Financial Statements

77

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.3%
		Consumer Discretionary: 7.6%
284,461		Comcast Corp. — Class A	$11,392,663	1.2
133,479		Las Vegas Sands Corp.	9,275,456	1.0
511,400		News Corp — Class A	8,289,794	0.8
482,300		Twenty-First Century Fox, Inc. — Class B	16,456,076	1.7
850,259	(1)	Other Securities	27,769,388	2.9
			73,183,377	7.6

		Consumer Staples: 7.8%
90,100		Kimberly-Clark Corp.	10,871,466	1.1
81,300		PepsiCo, Inc.	9,749,496	1.0
82,400		Philip Morris International, Inc.	8,705,560	0.9
161,400		Tyson Foods, Inc.	13,084,698	1.4
117,400		Wal-Mart Stores, Inc.	11,593,250	1.2
560,459		Other Securities	21,177,532	2.2
			75,182,002	7.8

		Energy: 9.6%
192,275		Apache Corp.	8,117,851	0.9
87,790		Chevron Corp.	10,990,430	1.1
301,124		Exxon Mobil Corp.	25,186,011	2.6
203,200		Hess Corp.	9,645,904	1.0
157,900		Occidental Petroleum Corp.	11,630,914	1.2
336,300	(2)	Total S.A. ADR	18,590,664	1.9
177,140		Other Securities	8,426,657	0.9
			92,588,431	9.6

		Financials: 26.5%
188,600		American International Group, Inc.	11,236,788	1.2
51,900		Ameriprise Financial, Inc.	8,795,493	0.9
150,400		Bank of New York Mellon Corp.	8,100,544	0.9
68,425		Chubb Ltd.	9,998,945	1.1
198,500		Citigroup, Inc.	14,770,385	1.5
418,200		Fifth Third Bancorp	12,688,188	1.3
349,244		JPMorgan Chase & Co.	37,348,153	3.9
276,600		Loews Corp.	13,838,298	1.4
231,000		Metlife, Inc.	11,679,360	1.2
401,300		Morgan Stanley	21,056,211	2.2
64,400		PNC Financial Services Group, Inc.	9,292,276	1.0
169,700		State Street Corp.	16,564,417	1.7
255,100		US Bancorp	13,668,258	1.4
457,500		Wells Fargo & Co.	27,756,525	2.9
876,355	(3)	Other Securities	37,587,403	3.9
			254,381,244	26.5

		Health Care: 10.9%
77,764		Anthem, Inc.	17,497,677	1.8
131,800		Bristol-Myers Squibb Co.	8,076,704	0.8
146,200		Gilead Sciences, Inc.	10,473,768	1.1
105,900	(2)	GlaxoSmithKline PLC ADR	3,756,273	0.4

COMMON STOCK: (continued)
		Health Care: (continued)
314,291		GlaxoSmithKline PLC	$5,565,828	0.6
132,200		Johnson & Johnson	18,470,984	1.9
137,427		Medtronic PLC	11,097,230	1.1
164,000		Merck & Co., Inc.	9,228,280	1.0
365,576		Pfizer, Inc.	13,241,163	1.4
34,500		Other Securities	7,385,070	0.8
			104,792,977	10.9

		Industrials: 10.3%
52,000		Boeing Co.	15,335,320	1.6
131,300		Emerson Electric Co.	9,150,297	1.0
114,500		Harris Corp.	16,218,925	1.7
384,191		Johnson Controls International plc	14,641,519	1.5
97,600		United Parcel Service, Inc. — Class B	11,629,040	1.2
660,416	(3)	Other Securities	31,960,096	3.3
			98,935,197	10.3

		Information Technology: 8.4%
365,200		Cisco Systems, Inc.	13,987,160	1.5
238,200		Microsoft Corp.	20,375,628	2.1
274,700		Qualcomm, Inc.	17,586,294	1.8
514,300		Other Securities	28,209,918	3.0
			80,159,000	8.4

		Materials: 5.5%
248,600		CF Industries Holdings, Inc.	10,575,444	1.1
255,415		DowDuPont, Inc.	18,190,656	1.9
160,293		International Paper Co.	9,287,376	1.0
168,661		Other Securities	14,742,586	1.5
			52,796,062	5.5

		Real Estate: 2.1%
519,984		Other Securities	19,894,681	2.1

		Telecommunication Services: 3.0%
372,458		Verizon Communications, Inc.	19,714,202	2.1
1,076,818	(1)	Other Securities	8,840,869	0.9
			28,555,071	3.0

		Utilities: 4.6%
362,500		NiSource, Inc.	9,305,375	1.0
323,330		Southern Co.	15,548,940	1.6
378,383		Other Securities	19,319,644	2.0
			44,173,959	4.6
		Total Common Stock (Cost $688,726,987)	924,642,001	96.3

PREFERRED STOCK: 1.6%
		Health Care: 0.7%
117,212	(3)	Other Securities	6,786,575	0.7

		Utilities: 0.9%
157,022	(3)	Other Securities	8,748,447	0.9

See Accompanying Notes to Financial Statements

78

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Total Preferred Stock (Cost $13,578,521)	15,535,022	1.6

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 0.5%
		Consumer, Cyclical: 0.3%
2,882,000	(4)	Mattel, Inc., 6.750%, 12/31/25	$2,927,968	0.3

		Technology: 0.2%
1,575,000		Other Securities	1,828,969	0.2
		Total Corporate Bonds/Notes (Cost $4,449,257)	4,756,937	0.5
		Total Long-Term Investments (Cost $706,754,765)	944,933,960	98.4

SHORT-TERM INVESTMENTS: 3.9%
		Securities Lending Collateral(5): 2.6%
5,825,031		Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $5,825,912, collateralized by various U.S. Government Agency Obligations, 3.500%–4.000%, Market Value plus accrued interest $5,942,443, due 07/20/45–11/01/47)	5,825,031	0.6
5,825,031		Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.55%, due 01/02/18 (Repurchase Amount $5,826,020, collateralized by various U.S. Government U.S. Government Agency Obligations, 0.000%–6.250%, Market Value plus accrued interest $5,941,532, due 01/10/18–12/20/47)	5,825,031	0.6
1,225,362		JPMorgan Chase & Co., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,225,551, collateralized by various U.S. Government Securities, 1.375%–2.125%, Market Value plus accrued interest $1,249,871, due 08/31/18–03/31/24)	1,225,362	0.2

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateral(5): (continued)
5,825,031		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $5,825,931, collateralized by various U.S. Government Agency Obligations, 1.982%–10.500%, Market Value plus accrued interest $5,941,532, due 01/15/18–08/01/48)	$5,825,031	0.6
5,825,031		Nomura Securities, Repurchase Agreement dated 12/29/17, 1.42%, due 01/02/18 (Repurchase Amount $5,825,937, collateralized by various U.S. Government Agency Obligations, 0.000%–7.500%, Market Value plus accrued interest $5,941,532, due 04/05/18–11/20/67)	5,825,031	0.6
			24,525,486	2.6

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.3%
12,878,865	(6)	T. Rowe Price Reserve Investment Fund, 1.247% (Cost $12,878,865)	12,878,865	1.3
		Total Short-Term Investments (Cost $37,404,351)	37,404,351	3.9
		Total Investments in Securities (Cost $744,159,116)	$982,338,311	102.3
		Liabilities in Excess of Other Assets	(21,915,955)	(2.3)
		Net Assets	$960,422,356	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	The grouping contains securities on loan.
(2)	Security, or a portion of the security, is on loan.
(3)	The grouping contains non-income producing securities.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

79

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$73,183,377	$—	$—	$73,183,377
Consumer Staples	72,841,040	2,340,962	—	75,182,002
Energy	92,588,431	—	—	92,588,431
Financials	254,381,244	—	—	254,381,244
Health Care	99,227,149	5,565,828	—	104,792,977
Industrials	98,935,197	—	—	98,935,197
Information Technology	80,159,000	—	—	80,159,000
Materials	51,070,909	1,725,153	—	52,796,062
Real Estate	19,894,681	—	—	19,894,681
Telecommunication Services	22,343,137	6,211,934	—	28,555,071
Utilities	44,173,959	—	—	44,173,959
Total Common Stock	908,798,124	15,843,877	—	924,642,001
Preferred Stock	15,535,022	—	—	15,535,022
Corporate Bonds/Notes	—	4,756,937	—	4,756,937
Short-Term Investments	12,878,865	24,525,486	—	37,404,351
Total Investments, at fair value	$937,212,011	$45,126,300	$—	$982,338,311

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$91,381
Total	$91,381

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $750,119,985.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$258,950,293
Gross Unrealized Depreciation	(26,729,310)
Net Unrealized Appreciation	$232,220,983

See Accompanying Notes to Financial Statements

80

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.0%
		Australia: 1.9%
229,263		Amcor Ltd.	$2,747,103	1.1
715,092		Other Securities	1,938,292	0.8
			4,685,395	1.9

		Austria: 1.5%
79,178	(1)	Erste Group Bank AG	3,431,216	1.4
3,101		Other Securities	280,925	0.1
			3,712,141	1.5

		Belgium: 1.2%
29,023		Other Securities	2,902,939	1.2

		Brazil: 0.9%
264,534		BB Seguridade Participacoes SA	2,272,037	0.9

		Canada: 4.1%
39,319		Alimentation Couche-Tard, Inc.	2,051,657	0.8
82,200		Canadian Natural Resources Ltd.	2,937,489	1.2
11,500		Canadian Pacific Railway Ltd.	2,101,106	0.9
115,730	(2)	Other Securities	2,836,188	1.2
			9,926,440	4.1

		China: 6.8%
21,021	(1)	Alibaba Group Holding Ltd. ADR	3,624,651	1.5
100,400		Tencent Holdings Ltd.	5,196,499	2.1
1,290,833	(2)	Other Securities	7,692,009	3.2
			16,513,159	6.8

		Denmark: 0.5%
38,336		Other Securities	1,238,139	0.5

		Finland: 1.4%
62,185		Sampo OYJ	3,412,837	1.4

		France: 4.9%
16,446		Air Liquide SA	2,067,492	0.9
1,316		Dassault Aviation SA	2,046,203	0.8
25,779		Schneider Electric SE	2,185,550	0.9
28,171		Thales S.A.	3,031,749	1.3
37,631		Other Securities	2,444,975	1.0
			11,775,969	4.9

		Germany: 7.4%
40,424		Bayer AG	5,023,202	2.1
44,632		Fresenius SE & Co. KGaA	3,471,100	1.4
45,641	(3)	Scout24 AG	1,860,137	0.8
391,408	(2)	Other Securities	7,401,020	3.1
			17,755,459	7.4

		Hong Kong: 5.1%
537,000		AIA Group Ltd.	4,567,533	1.9
392,740		CK Hutchison Holdings Ltd.	4,921,150	2.1
45,300		Jardine Matheson Holdings Ltd.	2,748,465	1.1
			12,237,148	5.1

COMMON STOCK: (continued)
		India: 5.1%
25,073		Axis Bank Ltd. GDR	$1,095,690	0.5
148,759		Axis Bank Ltd.	1,312,432	0.6
128,587		Housing Development Finance Corp.	3,443,386	1.4
1,066,947		NTPC Ltd.	2,958,750	1.2
600,338		Other Securities	3,469,411	1.4
			12,279,669	5.1

		Indonesia: 1.6%
1,524,200		Bank Central Asia Tbk PT	2,459,213	1.0
4,612,600		Other Securities	1,359,897	0.6
			3,819,110	1.6

		Italy: 1.0%
277,466		Banca Mediolanum SpA	2,401,993	1.0

		Japan: 15.2%
178,000		Astellas Pharma, Inc.	2,261,183	0.9
69,400		Japan Tobacco, Inc.	2,234,896	0.9
207,000		Mitsubishi Electric Corp.	3,430,525	1.4
70,100		Nippon Telegraph & Telephone Corp.	3,295,689	1.4
87,500		Seven & I Holdings Co., Ltd.	3,624,811	1.5
162,300		Sumitomo Corp.	2,752,894	1.2
47,600		Tokio Marine Holdings, Inc.	2,164,993	0.9
435,800		Yahoo! Japan Corp.	1,996,614	0.8
472,900	(2)	Other Securities	14,896,356	6.2
			36,657,961	15.2

		Malaysia: 0.3%
1,278,000		Other Securities	836,842	0.3

		Mexico: 0.6%
204,069		Other Securities	1,491,744	0.6

		Netherlands: 2.3%
12,046		ASML Holding NV	2,094,293	0.8
100,575	(2),(4)	Other Securities	3,553,334	1.5
			5,647,627	2.3

		Peru: 0.3%
3,575		Other Securities	741,562	0.3

		Singapore: 0.4%
62,900	(2),(4)	Other Securities	838,457	0.4

		South Africa: 0.6%
272,391		Other Securities	1,474,615	0.6

		South Korea: 3.9%
4,149		NAVER Corp.	3,370,563	1.4
4,044	(1),(3)	Netmarble Games Corp.	710,388	0.3
1,500		Samsung Electronics Co., Ltd.	3,563,867	1.5
1,500		Other Securities	1,665,966	0.7
			9,310,784	3.9

See Accompanying Notes to Financial Statements

81

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Spain: 2.4%
39,443		Amadeus IT Group SA	$2,838,409	1.2
127,534		Grifols SA ADR	2,923,079	1.2
			5,761,488	2.4

		Sweden: 2.8%
115,775	(1)	Essity AB	3,290,084	1.4
43,060		Hexagon AB	2,160,066	0.9
86,363		Other Securities	1,180,240	0.5
			6,630,390	2.8

		Switzerland: 6.5%
42,857		Julius Baer Group Ltd.	2,620,794	1.1
61,237		Nestle S.A.	5,264,928	2.2
18,578		Roche Holding AG	4,697,547	1.9
158,112		UBS Group AG	2,904,954	1.2
10,763		Other Securities	173,669	0.1
			15,661,892	6.5

		Taiwan: 2.0%
491,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,759,624	1.6
8,000		Other Securities	1,073,851	0.4
			4,833,475	2.0

		Thailand: 0.6%
600,500		Other Securities	1,417,265	0.6

		United Arab Emirates: 1.1%
506,212		Other Securities	2,653,931	1.1

		United Kingdom: 11.6%
80,144		British American Tobacco PLC	5,417,626	2.3
603,150	(3)	ConvaTec Group PLC	1,663,077	0.7
93,486		Prudential PLC	2,394,201	1.0
23,407		Reckitt Benckiser Group PLC	2,183,716	0.9
68,650		Shire PLC	3,557,513	1.5
114,391		Smith & Nephew PLC	1,979,316	0.8
843,263		Vodafone Group PLC	2,665,545	1.1
1,747,603	(2)	Other Securities	8,046,043	3.3
			27,907,037	11.6

		United States: 4.0%
15,200		Mastercard, Inc. — Class A	2,300,672	1.0
2,374	(1)	The Priceline Group, Inc.	4,125,395	1.7
62,787	(2)	Other Securities	3,173,066	1.3
			9,599,133	4.0
		Total Common Stock (Cost $190,255,125)	236,396,638	98.0

PREFERRED STOCK: 0.2%
		United States: 0.2%
9,427	(2),(5)	Other Securities	480,137	0.2
		Total Preferred Stock (Cost $258,546)	480,137	0.2
		Total Long-Term Investments (Cost $190,513,671)	236,876,775	98.2

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateral(6): 0.7%
670,085	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $670,195, collateralized by various U.S. Government Securities, 0.750%–2.250%, Market Value plus accrued interest $683,487, due 09/30/18–09/09/49)	$670,085	0.3
1,000,000	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,000,179, collateralized by various U.S. Government Securities, 0.125%–3.875%, Market Value plus accrued interest $1,027,770, due 01/15/19–02/15/46)	1,000,000	0.4
		1,670,085	0.7

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.9%
2,250,376	(7)	T. Rowe Price Reserve Investment Fund, 1.247% (Cost $2,250,376)	2,250,376	0.9

		Total Short-Term Investments (Cost $3,920,461)	3,920,461	1.6
		Total Investments in Securities (Cost $194,434,132)	$240,797,236	99.8
		Assets in Excess of Other Liabilities	417,194	0.2
		Net Assets	$241,214,430	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	The grouping contains non-income producing securities.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	The grouping contains securities on loan.
(5)	The grouping contains Level 3 securities.
(6)	Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

82

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

(7)	Rate shown is the 7-day yield as of December 31, 2017.

Sector Diversification	Percentage of Net Assets
Financials	18.5%
Information Technology	18.2
Consumer Staples	14.6
Health Care	14.2
Industrials	12.0
Consumer Discretionary	8.1
Materials	3.8
Telecommunication Services	3.8
Energy	2.7
Utilities	1.6
Real Estate	0.7
Short-Term Investments	1.6
Assets in Excess of Other Liabilities	0.2
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$4,685,395	$—	$4,685,395
Austria	—	3,712,141	—	3,712,141
Belgium	—	2,902,939	—	2,902,939
Brazil	2,272,037	—	—	2,272,037
Canada	9,926,440	—	—	9,926,440
China	7,012,446	9,500,713	—	16,513,159
Denmark	—	1,238,139	—	1,238,139
Finland	—	3,412,837	—	3,412,837
France	—	11,775,969	—	11,775,969
Germany	1,447,077	16,308,382	—	17,755,459
Hong Kong	—	12,237,148	—	12,237,148
India	4,054,440	8,225,229	—	12,279,669
Indonesia	1,359,897	2,459,213	—	3,819,110
Italy	2,401,993	—	—	2,401,993
Japan	—	36,657,961	—	36,657,961
Malaysia	836,842	—	—	836,842
Mexico	1,491,744	—	—	1,491,744
Netherlands	1,440,207	4,207,420	—	5,647,627
Peru	741,562	—	—	741,562
Singapore	838,457	—	—	838,457
South Africa	—	1,474,615	—	1,474,615
South Korea	1,665,966	7,644,818	—	9,310,784
Spain	2,923,079	2,838,409	—	5,761,488
Sweden	—	6,630,390	—	6,630,390
Switzerland	—	15,661,892	—	15,661,892
Taiwan	—	4,833,475	—	4,833,475
Thailand	—	1,417,265	—	1,417,265
United Arab Emirates	2,653,931	—	—	2,653,931
United Kingdom	3,166,388	24,740,649	—	27,907,037
United States	9,599,133	—	—	9,599,133
Total Common Stock	53,831,639	182,564,999	—	236,396,638
Preferred Stock	—	—	480,137	480,137
Short-Term Investments	2,250,376	1,670,085	—	3,920,461
Total Investments, at fair value	$56,082,015	$184,235,084	$480,137	$240,797,236
Other Financial Instruments+
Forward Foreign Currency Contracts	—	43	—	43
Total Assets	$56,082,015	$184,235,127	$480,137	$240,797,279

See Accompanying Notes to Financial Statements

83

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(44,634)	$—	$(44,634)
Total Liabilities	$—	$(44,634)	$—	$(44,634)

(1)	For the year ended December 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Portfolio certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2017, securities valued at $706,206 and $8,378,455 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2017, the following forward foreign currency contracts were outstanding for VY® T. Rowe Price International Stock Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 1,212,159	GBP 922,000	Bank of America N.A.	01/19/18	$(33,430)
USD 1,826,203	JPY 206,822,000	Citibank N.A.	01/19/18	(10,936)
USD 894	CHF 874	The Bank of New York Mellon	01/03/18	(4)
USD 58,270	JPY 6,584,331	The Bank of New York Mellon	01/04/18	(172)
USD 4,098	JPY 462,188	The Bank of New York Mellon	01/05/18	(5)
USD 50,216	JPY 5,663,622	The Bank of New York Mellon	01/05/18	(57)
USD 10,223	JPY 1,150,544	The Bank of New York Mellon	01/09/18	9
JPY 4,006,993	USD 35,604	The Bank of New York Mellon	01/09/18	(30)
USD 40,755	JPY 4,586,669	The Bank of New York Mellon	01/09/18	34
				$(44,591)

Currency Abbreviations
CHF	— Swiss Franc
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$43
Total Asset Derivatives		$43
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$44,634
Total Liability Derivatives		$44,634

See Accompanying Notes to Financial Statements

84

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(2,983)
Total	$(2,983)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(238,745)
Total	$(238,745)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:

	Bank of America N.A.	Citibank N.A.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$—	$—	$43	$ 43
Total Assets	$—	$—	$43	$ 43
Liabilities:
Forward foreign currency contracts	$33,430	$10,936	$268	$ 44,634
Total Liabilities	$33,430	$10,936	$268	$ 44,634
Net OTC derivative instruments by counterparty, at fair value	$(33,430)	$(10,936)	$(225)	(44,591)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$ —
Net Exposure(1)	$(33,430)	$(10,936)	$(225)	$ (44,591)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $197,796,450.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$48,902,797
Gross Unrealized Depreciation	(5,754,910)
Net Unrealized Appreciation	$43,147,887

See Accompanying Notes to Financial Statements

85

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2017 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Government Liquid Assets Portfolio
Class I	NII	$0.0064
Class S	NII	$0.0039
Class S2	NII	$0.0026
All Classes	STCG	$0.0002
VY® Clarion Global Real Estate Portfolio
Class ADV	NII	$0.3814
Class I	NII	$0.4635
Class S	NII	$0.4286
Class S2	NII	$0.4080
VY® Invesco Growth and Income Portfolio
Class ADV	NII	$0.5125
Class I	NII	$0.6371
Class S	NII	$0.5719
Class S2	NII	$0.5212
All Classes	LTCG	$1.5158
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	NII	$0.0451
Class I	NII	$0.1260
Class S	NII	$0.0850
Class S2	NII	$0.0519
VY® Morgan Stanley Global Franchise Portfolio
Class ADV	NII	$0.1673
Class R6	NII	$0.2506
Class S	NII	$0.2046
Class S2	NII	$0.1775
All Classes	STCG	$0.0255
All Classes	LTCG	$1.0382
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.2516
Class I	NII	$0.3988
Class R6	NII	$0.3988
Class S	NII	$0.3275
Class S2	NII	$0.2785
All Classes	STCG	$0.0301
All Classes	LTCG	$1.2765
VY® T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.2515
Class I	NII	$0.3355
Class S	NII	$0.2963
Class S2	NII	$0.2775
All Classes	LTCG	$1.1040
VY® T. Rowe Price International Stock Portfolio
Class ADV	NII	$0.1294
Class I	NII	$0.2031
Class S	NII	$0.1682

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2017, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

VY® Invesco Growth and Income Portfolio	81.34%
VY® JPMorgan Emerging Markets Equity Portfolio	0.51%
VY® Morgan Stanley Global Franchise Portfolio	86.27%
VY® T. Rowe Price Capital Appreciation Portfolio	36.30%
VY® T. Rowe Price Equity Income Portfolio	100.00%
VY® T. Rowe Price International Stock Portfolio	4.29%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

VY® Invesco Growth and Income Portfolio	$30,314,304
VY® Morgan Stanley Global Franchise Portfolio	$25,513,928
VY® T. Rowe Price Capital Appreciation Portfolio	$292,626,859
VY® T. Rowe Price Equity Income Portfolio	$74,342,437

86

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® JPMorgan Emerging Markets Equity Portfolio	$757,814	$0.0265	79.81%
VY® T. Rowe Price International Stock Portfolio	$307,156	$0.0206	75.16%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

87

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (23 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006–Present	Consultant (May 2001–Present).	151	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	151	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 1994–Present	Retired.	151	None.

88

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC
(December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management
(March 2006–Present); and
Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2018.
(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.
*	Effective December 31, 2017, Peter S. Drotch retired as a Trustee of the Board.

89

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010–Present). Anti-Money Laundering Officer, Voya Financial, Inc. (January 2013–Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

90

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016–Present
Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014); Assistant Vice President, Senior Project Manager (May 2008–May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

91

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2017, the Board, including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Investors Trust (the “Trust”), on behalf of Voya Government Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, and VY® T. Rowe Price International Stock Portfolio, each a series of the Trust (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Adviser”), and the sub-sub-advisory contracts (the “Sub-Sub-Advisory Contracts”) with the sub-sub-adviser to VY® Morgan Stanley Global Franchise Portfolio and VY® T. Rowe Price International Stock Portfolio (each a “Sub-Sub-Adviser” and together, the “Sub-Sub-Advisers”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2017, the Independent Trustees also held meetings outside the presence of personnel representing the Manager, Sub-Advisers, or Sub-Sub-Advisers (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract, Sub-Advisory Contract, and Sub-Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts, Sub-Advisory Contracts, and Sub-Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts, sub-advisory contracts, and sub-sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management, sub-advisory and sub-sub-advisory relationships separately.

The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management, sub-advisory, and sub-sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management, sub-advisory, and sub-sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers and sub-sub-advisers, as well as the Manager’s role in monitoring the sub-advisers and sub-sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts, Sub-Advisory Contracts and Sub-Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management, sub-advisory, and sub-sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate

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certain of these responsibilities to one or more sub-advisers or sub-sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers or sub-sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Advisers and Sub-Sub-Advisers with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and sub-sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers and sub-sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s and Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser and Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser and Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager, Sub-Advisers and Sub-Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers and Sub-Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager, Sub-Advisers and/or Sub-Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser and Sub-Sub-Adviser under the Management Contracts, Sub-Advisory Contracts and Sub-Sub-Advisory Contracts were appropriate.

Portfolio Performance

In assessing investment management, sub-advisory and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category, Selected Peer Group and primary benchmark. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, by the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and each Sub-Adviser and Sub-Sub-Adviser, as applicable, as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that the Portfolios may have fee waiver and/or expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager and each Sub-Adviser and Sub-Sub-Adviser, as applicable, could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory and sub-sub-advisory fee rates, the Board considered that any breakpoints would inure to the benefit of the Manager and applicable Sub-Adviser, respectively.

Information Regarding Services to Other Clients

The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and each Sub-Adviser, and Sub-Sub-Adviser, as applicable, to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Portfolio, the Board

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took into account the underlying rationale provided by the Manager, the Sub-Adviser or Sub-Sub Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers and Sub-Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules and that each applicable Sub-Adviser is responsible for paying the fees of the Sub-Sub-Adviser. The Board also considered that the fee schedules charged to the Portfolios and other institutional clients of the Manager or the Sub-Advisers and Sub-Sub-Advisers (including other investment companies) and the performance of the Portfolios and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Portfolio first was organized; differences in the original sponsors; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group and which additional services the Manager pays for on behalf of each applicable Portfolio under the “bundled fee” arrangement in return for a single management fee (“Unified Fee Structure”). The Board also considered the contractual sub-advisory fee schedule payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fee rates that are paid to each Sub-Adviser, as compared to the portion retained by the Manager, and the contractual sub-advisory fee schedule payable to the Sub-Sub-Adviser by the respective Sub-Sub-Adviser. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser and Sub-Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub- Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub- Adviser in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers and Sub-Sub-Advisers that were not affiliated with the Manager because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers and Sub-Sub-Advisers with respect to the negotiation of sub-advisory and sub- sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers and sub-sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also received information regarding the potential fall-out benefits to the Manager and each Sub-Adviser and Sub-Sub-Adviser, as applicable, and its affiliates from its association with the applicable Portfolio(s), including its ability to engage in soft-dollar transactions on behalf of the Portfolio(s). Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager’s and

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each Sub-Adviser’s and Sub-Sub-Adviser’s potential fall-out benefits, as applicable, were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Portfolio’s Management Contracts, Sub-Advisory Contracts and Sub-Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Portfolio asset levels and flows as of August 31, 2017, and September 30, 2017. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Government Liquid Assets Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Government Liquid Assets Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year- to-date period, during which it underperformed, and the three-year period, during which it was equal to the performance of this Morningstar category median; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and ten-year periods, during which it outperformed.

In analyzing this performance data, the Board took into account Management’s representations that the Portfolio is meeting its investment objective.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Portfolio’s Unified Fee Structure.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Clarion Global Real Estate Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Clarion Global Real Estate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the fourth quintile for the three-year and five-year periods, and the fifth (lowest) quintile for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the impact of security selection on the Portfolio’s performance; (2) Management’s representations regarding the Portfolio’s favorable performance during certain periods; (3) Management’s discussion of investment process changes recently implemented by the Sub-Adviser that are designed to enhance performance; (4) Management’s confidence in the ability of the Sub-Adviser to execute the

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Portfolio’s investment objective; and (5) that Management will continue to monitor, and the Board or its IRC will periodically review, the Portfolio’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and equal to the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or expense reimbursements, which lower the Portfolio’s net effective management fee; and (2) Management’s representations regarding the competitiveness of the Portfolio’s expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Growth and Income Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Invesco Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year- to-date period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed, and the five-year period, during which its performance was equal to that of its primary benchmark; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fifth (lowest) quintile for the year-to-date period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® JPMorgan Emerging Markets Equity Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® JPMorgan Emerging Markets Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the

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Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and above the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding: (1) the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Portfolio’s Unified Fee Structure; and (2) the competitiveness of the Portfolio’s net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Morgan Stanley Global Franchise Portfolio

In considering whether to approve the renewal of the Management, Sub-Advisory and Sub-Sub-Advisory Contracts for VY® Morgan Stanley Global Franchise Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, three-year, five-year and ten-year periods, and the fourth quintile for the one-year period.

In considering the fees payable under the Management, Sub-Advisory and Sub-Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding: (1) the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Portfolio’s Unified Fee Structure; and (2) the competitiveness of the Portfolio’s management fee and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser and the Sub-Sub-Advisory fee rate payable by the Sub-Adviser to the Sub-Sub-Adviser are reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management, Sub-Advisory and Sub-Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Capital Appreciation Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® T. Rowe Price Capital Appreciation Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing

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structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Equity Income Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® T. Rowe Price Equity Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the one-year and ten-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the year-to-date and ten-year periods, and the fourth quintile for the three-year and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the impact of security selection and sector allocation on the Portfolio’s performance; (2) Management’s discussion of the changes implemented to the Portfolio’s portfolio management team in November 2015, which Management represented had improved the Portfolio’s performance since that time; (3) Management’s confidence in the Sub- Adviser’s ability to execute the Portfolio’s investment objective; and (4) Management’s discussion of the Portfolio’s favorable performance during certain periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Portfolio’s Unified Fee Structure.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price International Stock Portfolio

In considering whether to approve the renewal of the Management, Sub-Advisory and Sub-Sub-Advisory Contracts for VY® T. Rowe Price International Stock Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, the second quintile for the year-to-date period, and the third quintile for the five-year and ten-year periods.

In considering the fees payable under the Management, Sub-Advisory and Sub-Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described

98

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser and the Sub-Sub-Advisory fee rate payable by the Sub-Adviser to the Sub-Sub-Adviser are reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management, Sub-Advisory and Sub-Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

99

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VIT1AISS2 (1217-022118)

Annual Report
December 31, 2017
Classes ADV, I, P2, R6, S and S2
Voya Investors Trust
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Voya High Yield Portfolio

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Voya Large Cap Growth Portfolio

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Voya Large Cap Value Portfolio

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Voya Limited Maturity Bond Portfolio

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Voya Multi-Manager Large Cap Core Portfolio

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Voya U.S. Stock Index Portfolio

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VY® Clarion Real Estate Portfolio

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VY® Franklin Income Portfolio

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VY® JPMorgan Small Cap Core Equity Portfolio

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VY® Templeton Global Growth Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

After a Strong Year, Positive Expectations
Dear Shareholder,
The U.S. equity market proved resilient throughout 2017, posting a “perfect pitch” year with not one single month of negative returns. A lot of chatter in the markets has focused on the low levels of volatility that prevailed in 2017, and whether 2018 will be the year that volatility returns (witness early February markets). As usual there are also any number of geopolitical or other risks that could cause a sell-off, but we are heartened by the reality of macroeconomic fundamentals, which include strong and synchronous global growth; we believe these would likely be a governor on a rise in volatility.
We believe the United States, Europe and China will continue to dominate the world economy in 2018. Combined, the three account for about $48 trillion of GDP, more than 60% of the $79 trillion global GDP produced each year. And the rest of the world still has its own positive backdrop: The International Monetary Fund projects that 185 of 190 national economies will grow in 2018.
While economic growth may be synchronous across the globe, it is not likely to be uniform — thus, broad global diversification across continents and asset classes remains important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points.
If your goals have changed, thoroughly discuss them with your investment advisor before making any changes to your investment strategy. We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective:  Year Ended December 31, 2017

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, rose 8.25%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 18.48% for the fiscal year. (The Index returned 22.40% for the year ended December 31, 2017, measured in U.S. dollars.)
By mid-year most commentators had largely discounted a reflation trade driven by U.S. legislative initiatives. But this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.
But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.
In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.
China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced curbs on leverage in asset management products and promises of guaranteed returns.
Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.
In the U.S., the Federal Reserve (“Fed”) added 25bp (0.25%) to the federal funds rate in March and did so again in June. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the Fed might be done for the year.
However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The December employment report showed the unemployment rate barely above 4%, near the lowest since February 2001. Third quarter GDP growth was reported at 3.2% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced, although moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends. The Fed duly raised the federal funds rate by another 25bp (0.25%) in December and the tax bill was signed into law on December 22.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 3.54% in the fiscal year. The Treasury yield curve became flatter, with yields on maturities up to about nine years rising and those on longer maturities falling. Thus the Bloomberg Barclays U.S. Treasury Bond Index rose 2.31% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 8.53%. Indices of riskier classes generally outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index climbed 6.42%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 7.50%.
U.S. equities, represented by the S&P 500® Index including dividends, surged 21.83% in 2017. The earnings per share of its constituent companies grew 6.4% year-over-year in the third quarter of 2017, after two quarters of double-digit gains. Technology was the leader, soaring 38.83%. Telecommunications and energy were the laggards, falling 1.25% and 1.01% respectively. Index companies thought to offer comparatively good earnings growth outperformed those considered to offer comparatively good value by more than 12%.
In currencies, the dollar fell 12.37% against the euro, 8.63% against the pound, reflecting some dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar slipped 3.65% against the yen, moving within a narrow trading range for most of the year.
In international markets, the MSCI Japan® Index jumped 19.75% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 13.59%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index rose 11.94%. GDP growth was down to 0.4% in each of the middle two quarters, Brexit negotiations were slow and inconclusive and we believe by year end it was abundantly clear that the UK’s position was very weak.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 366-0066 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya High Yield Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2017 (as a percentage of net assets)

Corporate Bonds/Notes	96.7%
Bank Loans	0.6%
Convertible Bonds/Notes	0.0%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Portfolio (the “Portfolio”) seeks to provide investors with a high level of current income and total return. The Portfolio is managed by Rick Cumberledge, CFA, Matthew Toms, CFA, and Randall Parrish, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 6.20% compared to the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index, which returned 7.50% for the same period.
Portfolio Specifics: After two years of a market dominated by commodity-related sectors, the high yield market experienced greater dispersion of returns in 2017 — both within and across sectors. While pharmaceuticals, chemicals and utilities posted double-digit returns, wireline telecom, retailers and supermarkets sector returns were all sub-2%. There were both winners and losers within the energy space, as the march toward $60 a barrel for oil at year-end was not a straight line through the year and did not benefit all companies equally.
Much of the Portfolio’s underperformance during the reporting period was driven by our holdings in retailers and supermarkets that underperformed the market as investors adopted a view that Amazon.com would end retail as we know it — a view we do not share. Encouraging holiday sales reports lifted the retail sector a bit at year-end. However, the damage was done earlier in the year and holdings such as PetSmart, Inc. Neiman Marcus Group Ltd. and Tops Markets did not recoup all their losses. We added selectively to our exposure late in the year as we gained confidence in holiday sales trends.
The largest positive contributor to performance was the energy sector, where we continued to focus on exploration and production companies operating high quality assets and those with manageable balance sheets. As we gained confidence that OPEC’s rebalancing plan was drawing down inventories and supporting oil prices, we added to oil-focused producers such as California Resources Corp. during the second half of the year.
Current Strategy and Outlook: The backdrop for corporate credit has continued to improve with strong global growth, the
Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

Sprint Communications, Inc., 6.000%, 11/15/22	0.9%
HCA, Inc., 7.500%, 02/15/22	0.7%
First Data Corp., 7.000%, 12/01/23	0.7%
Hot Topic, Inc., 9.250%, 06/15/21	0.6%
WPX Energy, Inc., 6.000%, 01/15/22	0.6%
Sprint Corp., 7.125%, 06/15/24	0.6%
Valeant Pharmaceuticals International, Inc., 6.750%, 08/15/21	0.6%
Vizient, Inc., 10.375%, 03/01/24	0.6%
SFR Group SA, 6.250%, 05/15/24	0.5%
Telecom Italia Capital SA, 6.375%, 11/15/33	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
passage of corporate tax reform in the United States and still accommodative monetary policy. With stock prices higher and earnings estimates being revised upward, we believe that risk assets (including high yield bonds) should remain well supported even as the U.S. Federal Reserve Board gradually pulls back its monetary policy support. Spreads are near their post-crisis tights, which we believe leaves little room for negative geopolitical events or the prospect of the European Central Bank and/or Bank of Japan pulling back on monetary accommodation as we move through the back half of 2018. In our opinion, we are likely to see continued volatility in the retail, health care and energy sectors, which we believe will present opportunities for outperformance in the coming year.
In keeping with our view of solid U.S. growth, we maintain a slight cyclical bias and an overweight to B-rated and CCC-rated bonds. In our view, there will continue to be winners and losers within retail and we believe we will have an opportunity to buy the winners at attractive levels. We have become more positive on energy as oil inventories have declined. That being said, we believe credit selection will be key as we do not expect outcomes to be uniform across the sector. Health care is more difficult to gauge given the impact of changes in laws and regulations, but we continue to monitor developments in search of opportunities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya High Yield Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	5.83%	4.60%	6.84%
Class I	6.58%	5.23%	7.49%
Class S	6.20%	4.97%	7.21%
Class S2	6.04%	4.79%	7.05%
Bloomberg Barclays High Yield Bond - 2% Issuer Constrained Composite Index	7.50%	5.78%	8.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to February 5, 2014, the Portfolio was managed by a different sub-adviser.

Voya Large Cap Growth Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Information Technology	37.9%
Consumer Discretionary	18.3%
Industrials	12.9%
Health Care	12.9%
Consumer Staples	6.7%
Financials	4.0%
Materials	3.3%
Real Estate	2.5%
Energy	0.8%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Growth Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Christopher F. Corapi, Jeffrey Bianchi, CFA, and Michael Pytosh, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class S shares, provided a total return of 29.42% compared to the Russell 1000® Growth Index, which returned 30.21% for the same period.
Portfolio Specifics: The Portfolio outperformed the Russell 1000® Growth Index before the deduction of fees and expenses, but underperformed net of fees and expense during the reporting period. Security selection in the health care and materials sectors detracted the most from results. An allocation to cash, while within the typical range, was also a headwind during the period. The most significant contributors for the period included stock selection within the consumer staples and real estate sectors.
The biggest detractors included O’Reilly Automotive, Inc., Boeing Company and Foot Locker, Inc.
An overweight position in O’Reilly Automotive, Inc. generated unfavorable results. The stock sold off significantly after pre-announcing negative quarterly results which included weaker than expected same store sales growth. The disappointing sales growth, combined with little visibility on when trends would improve, fueled concerns about online encroachment on the space and an eventual structural decline in margins.
Not owning aerospace company Boeing Company detracted from performance during the period. The company’s shares advanced following strong second quarter 2017 results and an increase in full year guidance. Investors have been skeptical on the company’s ability to generate strong free cash flow. However, Boeing Company showed strong upside to estimates in the second quarter and raised full year cash generation on the heels of good order flow and better execution on its 787 program.
Our overweight in specialty retailer Foot Locker, Inc. detracted from results. Despite reporting better than expected comps in March and April, the
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Microsoft Corp.	6.4%
Apple, Inc.	5.8%
Amazon.com, Inc.	3.6%
UnitedHealth Group, Inc.	3.1%
Home Depot, Inc.	3.0%
Comcast Corp. – Class A	2.9%
Facebook, Inc.	2.9%
Alphabet, Inc. - Class A	2.6%
Texas Instruments, Inc.	2.5%
Johnson & Johnson	2.2%
Portfolio holdings are subject to change daily.
company lowered second quarter 2017 sales and earnings growth guidance due to a shift in the athletic cycle. The multiple contracted significantly on a 4% reduction to consensus estimates and we believe investors were skeptical that growth would reaccelerate in the second half of the year.
The top contributors during the reporting period included an overweight in VMware, Inc., coupled with underweights in Walt Disney Company and General Electric Company.
An overweight position in VMware, Inc. contributed to results during the period. Its shares outperformed following strong quarterly results and a raise 2018 guidance as momentum continues in the company’s hybrid cloud business.
Within the consumer services sector, not owning Walt Disney Company was beneficial during the period. The stock was negatively impacted by weak first quarter 2017 results which saw accelerating subscriber declines at ESPN and decelerating advertising growth, reigniting concerns over the impact of online competition on the cable space.
Not owning shares of General Electric Company contributed to performance during the year. The company’s shares sharply declined following a substantial third quarter 2017 earnings shortfall and lowered guidance, which led to investor uncertainty as to the timing of a turnaround.
Current Strategy and Outlook: We believe that the U.S. economy is continuing its trend of self-sustaining, if modest, economic recovery. Amidst improving economic conditions in the U.S. and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board is expected to move toward a normalized interest rate environment. We believe, the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Large Cap Growth Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	29.01%	15.73%	11.20%
Class I	29.74%	16.38%	11.87%
Class R6(1)	29.80%	16.39%	11.88%
Class S	29.42%	16.09%	11.59%
Class S2	29.22%	15.92%	11.43%
Russell 1000® Growth Index	30.21%	17.33%	10.00%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to June 11, 2010, the Portfolio was managed by a different sub-adviser.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Large Cap Value Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Financials	27.1%
Health Care	13.2%
Energy	11.0%
Consumer Staples	9.3%
Information Technology	8.5%
Industrials	8.0%
Consumer Discretionary	6.3%
Utilities	6.0%
Real Estate	4.4%
Telecommunication Services	3.0%
Materials	2.8%
Communications	0.0%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Value Portfolio (the “Portfolio”) seeks long-term growth of capital and current income. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi, James Dorment, CFA, and Kristy Finnegan, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 13.23% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 13.66% for the same period.
Portfolio Specifics: For the period ended December 31, 2017, the Portfolio outperformed the Index before deducting fees and expenses, but lagged the Index net of those costs. Performance results were due to strong security selection. On the sector level, security selection within the industrials and real estate sectors had the largest positive impact on performance, while security selection within the healthcare and financials sectors detracted the most value. The Portfolio’s allocation to cash, although within typical range, also detracted from relative results.
On an individual security basis, key contributors for the period included an underweight to General Electric Company, coupled with overweights to Deere & Company and Activision Blizzard, Inc.
An underweight position in General Electric positively impacted the Portfolio. Its shares sold off following an underwhelming second quarter 2017 earnings report, driven by an industrial EBIT (earnings before interest and taxes) shortfall, weak cash flow and challenging forward-looking commentary. At the long-awaited investor day on November 13, the company’s new chief executive officer, John Flannery, issued initial 2018 framework, suggesting a difficult road ahead and underwhelming free cash flow through at least 2018. Furthermore, ahead of the meeting, the company cut its quarterly dividend.
Within the industrials sector, an overweight position in Deere & Company, a manufacturer of equipment used in agriculture, construction, forestry and turf care, contributed to performance. The company reported strong fourth quarter 2017 earnings per share (EPS) results that were well
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

JPMorgan Chase & Co.	4.8%
Johnson & Johnson	4.2%
Pfizer, Inc.	3.7%
Wells Fargo & Co.	3.7%
Exxon Mobil Corp.	3.6%
Procter & Gamble Co.	2.8%
Wal-Mart Stores, Inc.	2.7%
Cisco Systems, Inc.	2.5%
Allstate Corp.	2.3%
Intercontinental Exchange, Inc.	2.3%
Portfolio holdings are subject to change daily.
above consensus estimates. Furthermore, we believe 2018 guidance looks stronger than expected as equipment revenue from the Wirtgen deal will expand Deere & Company in the global construction market and is expected to contribute the company’s net sales and (EBIT).
Within the information technology sector, owning Activision Blizzard, Inc., an interactive entertainment company, contributed to performance. The company benefited from a string of strong quarterly earnings, driven by better digital and online sales. Moreover, the shift in video game distribution from physical console games to digital downloads is leading to a more profitable and recurring earnings stream.
Among the key detractors were Plains GP Holdings LP, Discover Financial Services, and Schlumberger NV.
An overweight position in Plains GP Holdings LP, an oil and gas pipeline, processing and storage company, detracted from performance. The company reported second quarter 2017 earnings that fell short of expectations and lowered guidance for 2017 as a whole. This occurred as the company’s supply and logistics business is expected to continue to be much weaker than planned. We subsequently sold out of the stock.
Within the financial sector, an overweight position in Discover Financial Services, a direct banking and payment services company, was a headwind for performance. The company’s shares sold off following a modest first quarter 2017 shortfall due to higher credit costs. We exited the position in June 2017, as we saw additional signs of credit deterioration beyond normal portfolio seasoning also putting pressure on the stock. We subsequently repurchased the stock in late December, as we believe the impact of the tax reform bill should boost consumer cash flow and improve overall credit quality.
Within the energy sector, an overweight position in Schlumberger NV, a provider of integrated project management solutions to the international oil and gas exploration and production industries, detracted from results. Shares of Schlumberger underperformed due to lackluster performance in key international markets and weakness offshore drilling activity.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio has sought to provide.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Large Cap Value Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 September 9, 2013
Class ADV	12.84%	11.54%	6.49%	—
Class I	13.55%	12.22%	7.10%	—
Class R6(1)	13.47%	12.19%	7.09%	—
Class S	13.23%	11.94%	6.84%	—
Class S2	13.10%	—		9.18%
Russell 1000® Value	13.66%	14.04%	7.10%	11.58%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to January 21, 2011, the Portfolio was managed by a different sub-adviser.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Limited Maturity Bond Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2017 (as a percentage of net assets)

Corporate Bonds/Notes	46.7%
U.S. Treasury Obligations	26.1%
Asset-Backed Securities	18.6%
Commercial Mortgage-Backed Securities	8.1%
Collateralized Mortgage Obligations	0.1%
Foreign Government Bonds	0.1%
U.S. Government Agency Obligations	0.0%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Limited Maturity Bond Portfolio (the “Portfolio”) seeks highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by David Goodson, Randall Parrish, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.*
Performance: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 1.20% compared to the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index, which returned 0.84% for the same period.
Portfolio Specifics: The Portfolio holds overweights in spread sectors, including investment grade (“IG”) corporate bonds, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”), which were all additive to results as their spreads tightened. In addition, our Treasury bond underweight was beneficial as higher quality bonds lagged. Overall, favorable asset allocation and security selection added to results.
The year closed with the Federal Open Markets Committee (“FOMC”) raising the federal funds rate by a quarter percentage point (0.25%) at its final meeting of the year. The FOMC left its forecast for inflation and interest rates unchanged for 2018, while raising its estimate of U.S. gross domestic product from 2.1% to 2.5%. This was perceived as a dovish hike which anchored the long end of the Treasury curve and pushed short-term Treasury yields higher, thus continuing to flatten the yield curve. Two-year Treasuries moved higher in yield (lower in price) from a 1.20% at the beginning of the year, ending at 1.89%. In contrast, 10-year Treasury yields fell from 2.45% to 2.40% in 2017.
Our decision to place greater emphasis on allocating to IG credit versus Treasuries helped performance. Despite less attractive spreads, we feel that our disciplined security selection approach aided past performance and will help us to identify pockets of opportunities moving forward. In
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

United States Treasury Note, 0.625%, 06/30/18	20.3%
United States Treasury Note, 1.875%, 12/15/20	2.5%
United States Treasury Note, 1.250%, 03/31/19	1.4%
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.408%, 08/15/46	1.0%
United States Treasury Note, 1.875%, 03/31/22	0.8%
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/42	0.7%
United States Treasury Note, 1.250%, 04/30/19	0.7%
Goldman Sachs Group, Inc., 2.550%, 10/23/19	0.7%
Benefit Street Partners CLO X Ltd. 2016-10AA1, 2.849%, 01/15/29	0.6%
Cabela’s Credit Card Master Note Trust 2015-1A A1, 2.260%, 03/15/23	0.5%
Portfolio holdings are subject to change daily.
addition to thinking that tax cuts will act as a tailwind to credit fundamentals, we like the valuation gap of the financial sector and also think the communication and energy sectors offer upside. We favor a slight overweight to BBB-rated credits as we believe the yields are beneficial when the market grinds tighter. With the global economy remaining supportive to credit investing from a macro perspective, there is little evidence of aggressive balance sheet tactics that are common in the late stages of the credit cycle that could degrade corporate balance sheets. While leverage is slowly rising, we believe it is supportable and interest coverage remains elevated.
Across the securitized sector, we were overweight high quality ABS, as we thought that the sector would remain well bid and offer solid return versus Treasuries. This positioning proved to be additive, driven by the well positioned consumer and supportive labor markets. ABS spreads finished the year tighter across most subsectors. We were also overweight CMBS, but remained up-in-quality in the sector as we felt that fundamentals were slightly stretched. Nevertheless, we maintained our overweight based on the high quality yield advantage versus other high quality sectors. This positioning contributed to performance during the year.
Swaps and futures were used in conjunction with cash bonds for duration and yield curve management. These investment decisions in total (derivative instruments and cash securities) detracted from the Portfolio’s performance over the reporting period.
Current Strategy and Outlook: Looking ahead, we expect the macro environment to remain supportive for the fixed income markets. Inflation, while below the Federal Reserve’s (“Fed”) target, is expected to trend higher, as pressure from demographic shifts and labor skill shortages increase. However, we believe this will be largely offset by disinflationary benefits of globalization of goods and technology improvements. Corporate tax cuts within the U.S. will provide a tailwind to corporate earnings, which should lead to stronger nominal growth. That said, fuller valuations, coupled with diminished monetary support as the Fed winds down its balance sheet, could act as a headwind moving into the first half of 2018, in our opinion. Therefore, we favor the strategy of selling into strength as opposed to buying on weakness.

*
Effective April 1, 2017, David Goodson and Randall Parrish were added as portfolio managers of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Limited Maturity Bond Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	0.94%	0.53%	1.32%
Class I	1.45%	1.12%	1.95%
Class S	1.20%	0.89%	1.70%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	0.84%	0.84%	1.85%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Limited Maturity Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Voya Multi-Manager Large Cap Core Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Financials	21.1%
Information Technology	19.8%
Consumer Discretionary	16.9%
Industrials	12.0%
Health Care	10.8%
Consumer Staples	6.6%
Energy	4.8%
Materials	3.0%
Telecommunication Services	2.3%
Real Estate	0.6%
Utilities	0.3%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Large Cap Core Portfolio (the “Portfolio”) seeks reasonable income and capital growth. The Portfolio is managed by two sub-advisers —  Columbia Management Investment Advisers, LLC (“CMIA”) and The London Company of Virginia, LLC (“TLC”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Portfolio’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Guy W. Pope, CFA, Head of Contrarian Core Strategy and Portfolio Manager of the Sleeve that is managed by CMIA, and Stephen M. Goddard, CFA, President, CIO and Lead Portfolio Manager, J. Brian Campbell, CFA, Jonathan T. Moody, CFA, Principal, and Mark E. DeVaul, CFA, Portfolio Managers of the Sleeve that is managed by TLC.
Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 21.73% compared to the S&P 500® Index and the Russell 1000® Index, which returned 21.83% and 21.69%, respectively, for the same period.
Portfolio Specifics: CMIA — The Sleeve underperformed the Russell 1000® Index by approximately 1 basis point (0.01%) for the year ended December 31, 2017. Before the deduction of fees and expenses, the Sleeve outperformed the Russell 1000® Index. Strong stock selection in the information technology, consumer discretionary and real estate sectors contributed most to Sleeve performance relative to the benchmark for the year. Stock selection was weakest in the industrials, consumer staples and health care sectors for the period. Sector
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Berkshire Hathaway, Inc. – Class B	5.3%
Apple, Inc.	4.5%
Alphabet, Inc. - Class C	3.3%
Wells Fargo & Co.	3.2%
Dollar Tree, Inc.	2.6%
FedEx Corp.	2.5%
Lowe’s Cos, Inc.	2.5%
Progressive Corp.	2.5%
Blackrock, Inc.	2.4%
Carnival Corp.	2.3%
Portfolio holdings are subject to change daily.
allocation contributed to overall performance for the year. An underweight to utilities was a positive for the strategy during the year.
Top contributors included MasterCard (“MA”), Facebook (“FB”), and Electronic Arts Inc. (“EA”). In our opinion, MA is well positioned to benefit from the ongoing global secular shift away from traditional cash and checks and towards electronic payments. FB was another strong performer for the Sleeve, with profits and revenues up double digits. Advertisers continue to embrace the core Facebook platform as well as its subsidiary Instagram. EA generated record net sales and operating cash flow in fiscal 2017 (announced on 9 May for the fiscal year ended 31 March); the company continues to successfully navigate its ongoing transition to digital, as well as increasing success with live services.
Top detractors included Cardinal Health, Inc. (“CAH”), the Kroger Co. (“KR”), and Allergan PLC (“AGN”). Generic drug pricing deflation as well as company spending initiatives hurt CAH’s growth outlook resulting in investor disappointment. KR, which operates retail food and drug stores across the U.S., reported a mediocre earnings report, mostly explained by grocery price deflation that has troubled the entire industry. Additionally, news broke that Walmart, one of KR’s competitors, may be kicking off a price war in the space. AGN detracted from Sleeve performance despite reporting strong results in early August, including a 9% increase in revenues. Investors’ remain concerned on the patent integrity of AGN’s leading product, Restatis.
TLC — The Sleeve outperformed the Russell 1000® Index by approximately 6 basis points (0.06%) for the year ended December 31, 2017. U.S. stocks posted very strong gains during 2017. Shares of large cap companies led the market. Other factors that drove the market included a preference for growth over value as well as cyclical over more defensive sectors. Tax cuts announced late in the year also helped drive the market higher. Information technology was the strongest sector. Volatility was extremely low during the year and the broader market, measured by the S&P 500® Index, traded higher every month.

Portfolio Managers’ Report	Voya Multi-Manager Large Cap Core Portfolio

Both sector allocation and stock selection were additive to the Sleeve’s relative performance. At the sector level, an underweight in energy and real estate had a positive impact on relative performance, partially offset by the negative impact of an underweight in information technology and health care. Strong stock selection in financials and industrials aided performance.
The best performing stocks relative to the Russell 1000® Index were Progressive Corp., Deere, and Visa. Progressive Corp. outperformed as the company gained market share in the auto insurance market. In our opinion, the company’s attractive pricing helped drive share gains, while its conservative underwriting kept losses minimal. Deere shares were strong reflecting growth in the global economy and optimism that we are near the bottom of the agriculture cycle. Visa shares moved steadily higher throughout the year, along with the information technology sector. In our opinion, Visa generates copious cash flow and enjoys significant barriers to entry, a duopoly with MasterCard, and an attractive long term growth profile.
The worst performing stocks relative to the Russell 1000® Index were O’Reilly Automotive, Alleghany, and NewMarket. Shares of O’Reilly Automotive declined driven by weaker than expected same store sales. The threat of Amazon taking share in the DIY retail business also led to concern among investors. We believe those concerns may be overblown due to the immediate need for products, attractive pricing at ORLY reflecting 45% private label penetration, and parts/vehicle complexity. In our view, fundamental industry factors are still very healthy so demand should remain positive going forward. After a very strong 2016, Alleghany shares were flat in 2017 mainly on the impact of the massive hurricane losses during the third quarter. We maintain our position reflecting the company’s excellent record of book value growth over time despite the vagaries of the insurance underwriting cycle. Shares of NewMarket declined reflecting higher raw material costs and lower pricing. We remain attracted to the stable revenue outlook in the market for fuel additives and lubricants, pricing power in a consolidated industry, and excellent history of capital allocation.
Current Strategy and Outlook: CMIA — The team has been anticipating that the Tax Cuts and Jobs Act would eventually be passed and has been working to reposition the Sleeve to take advantage of this dynamic for much of the past year. We expect the “tax trade” to continue to be a tailwind to performance in 2018 as we continue to adhere to our contrarian process, using pessimism as a starting point to select potential investment candidates where we see the ability for long-term value creation for the Sleeve.
TLC — We remain optimistic about the U.S. economy and believe there are a number of positives that should support growth including a strong labor market, solid housing, and lower tax rates beginning in 2018. On the inflation front, overall price increases continue to come in below 2%.
In our opinion, the combination of solid economic growth, low inflation, and relatively low interest rates creates a positive environment for stocks. Potential risks include relatively high valuations for stocks using traditional metrics, geopolitical turmoil, excessive government stimulus, rising inflation, or the U.S. Federal Reserve Board getting more aggressive. We believe the risks and rewards are somewhat balanced as they relate to stocks overall.
We believe the Sleeve is well positioned based on the strength of the companies owned and the overall valuation. In our view, the market is not cheap and we could certainly see a pullback and/or greater volatility in the near future. In an environment of potentially lower expected returns and greater volatility, we believe the Sleeve offers a defensive option for equity investors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Multi-Manager Large Cap Core Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	21.04%	14.04%	6.48%
Class I	21.73%	14.74%	7.12%
Class R6(1)	21.66%	14.74%	7.12%
Class S	21.39%	14.44%	6.85%
S&P 500® Index	21.83%	15.79%	8.50%
Russell 1000® Index	21.69%	15.71%	8.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager Large Cap Core Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to May 1, 2013, the Portfolio was managed by a different sub-adviser.

(1)
Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya U.S. Stock Index Portfolio

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Information Technology	23.6%
Financials	14.7%
Health Care	13.7%
Consumer Discretionary	12.1%
Industrials	10.2%
Consumer Staples	8.1%
Energy	6.0%
Materials	3.0%
Utilities	2.9%
Real Estate	2.9%
Telecommunication Services	2.1%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. Stock Index Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by Steve Wetter and Kai Yee Wong, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 21.46% compared to the S&P 500® Index, which returned 21.83% for the same period.
Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to track the S&P 500® Index by principally investing in stocks that make up the S&P 500® Index. The Portfolio may not always hold all of the same securities as the S&P 500® Index.
On the sector level, and on an absolute basis, information technology, materials, and consumer discretionary were the best performing sectors. By contrast, the telecommunication services and energy sectors underperformed.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Apple, Inc.	3.8%
Microsoft Corp.	2.9%
Amazon.com, Inc.	2.0%
Facebook, Inc.	1.8%
Berkshire Hathaway, Inc. – Class B	1.7%
Johnson & Johnson	1.6%
JPMorgan Chase & Co.	1.6%
Exxon Mobil Corp.	1.5%
Alphabet, Inc. - Class C	1.4%
Alphabet, Inc. - Class A	1.4%
Portfolio holdings are subject to change daily.
management” approach designed to track the performance of the S&P 500® Index.

*
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya U.S. Stock Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class ADV May 28, 2009
Class ADV	20.82%	14.87%	—	14.91%
Class I	21.46%	15.47%	8.22%	—
Class P2(1)	21.61%	15.50%	8.23%	—
Class S	21.22%	15.21%	7.96%	—
Class S2	21.03%	15.02%	7.79%	—
S&P 500® Index	21.83%	15.79%	8.50%	15.82%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Stock Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	VY® Clarion Real Estate Portfolio

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

REITS - Apartments	11.9%
Real Estate	11.4%
REITS - Office Property	10.8%
REITS - Regional Malls	10.4%
REITS - Warehouse/Industrial	10.3%
REITS - Diversified	8.7%
Web Hosting/Design	7.2%
REITS - Health Care	6.3%
REITS - Shopping Centers	6.3%
REITS - Storage	5.6%
REITS - Hotels	5.2%
REITS - Manufactured Homes	1.9%
Consumer Discretionary	1.7%
REITS - Single Tenant	1.4%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® Clarion Real Estate Portfolio (the “Portfolio”) seeks total return including capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, and Joseph P. Smith, CFA, Managing Director and Co-Chief Investment Officer, of CBRE Clarion Securities LLC (“CBRE”) — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 5.18% compared to the MSCI U.S. REIT® Index, which returned 5.07% for the same period.
Portfolio Specifics: During the period, the Portfolio outperformed the benchmark as the result of positive stock selection and sector allocation decisions. Approximately two-thirds of the relative outperformance for the year came from sector allocation, driven by an overweight to the outperforming technology, residential and industrial sectors as well as from an underweight to the underperforming shopping center sector. The relative outperformance of the Portfolio’s holdings in the healthcare, mall, hotel and industrial sectors accounted for most of the value added from stock selection. Relative underperformance of the Portfolio’s holdings in the shopping center and net lease sectors detracted from relative performance.
U.S. real estate stocks finished the year with a positive mid-single digit total return. While surging equity markets got all the attention, real estate stocks also had a positive year. Performance was consistent, with a modest positive total return for each of the four calendar quarters. Favorable performance of real estate stocks was underpinned by improving fundamentals, broad economic recovery, a strong private bid for real estate as an asset class, and attractive valuations versus the private market. U.S. REITs underperformed a global real estate strategy for the first time in four years, likely the result of short-term negative sentiment from higher policy rates in the U.S. despite the U.S. 10-year Treasury bond finishing 2017 about where it started at 2.41% (down only 3 basis points versus 2.44% at year-end 2016).
We believe the economic outlook is improving and this should have a positive impact on commercial real estate and listed real estate companies. We also believe that global economic growth is improving in a more synchronized manner than previously expected which is reflected in generally robust property fundamentals. We believe economic growth is gaining momentum in an economic expansion which continues to have “legs” at this point of an extended cycle.
In our view, monetary policy should tighten in the U.S. but remain relatively more accommodative elsewhere. We believe total return among
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Equinix, Inc.	7.2%
Simon Property Group, Inc.	6.8%
ProLogis, Inc.	6.6%
Alexandria Real Estate Equities, Inc.	4.3%
Extra Space Storage, Inc.	3.8%
AvalonBay Communities, Inc.	3.6%
Regency Centers Corp.	3.6%
Equity Residential	3.4%
GGP, Inc.	3.4%
Iron Mountain, Inc.	3.3%
Portfolio holdings are subject to change daily.
property companies should be generated by 5% earnings growth and 4% dividend yield with stable multiples. In our opinion, we do not believe that multiples will contract, an out-of-consensus view, given attractive valuations, a strong M&A bid for listed real estate companies, a year of underperformance versus equities and an earnings multiple (funds from operation) that is now in-line to lower than that of the S&P 500®. With real estate companies trading at a discount to our estimate of inherent real estate value (or NAV), and an implied capitalization rate approaching 6%, we believe real estate stocks remain attractively priced relative to private real estate and competing asset classes.
Current Strategy and Outlook: We are positive on property types and markets with above average growth and valuations that are attractive relative to this growth. We favor Class-A mall companies, technology, storage and select residential companies. We also are positive on hotel companies, particularly C-corps which stand to benefit from tax reform that lowers the corporate tax rates for these companies. Within residential, we like manufactured housing, single family home-for-rent companies and select coastal apartment REITs.
We are cautious and selective in markets and property types with headwinds to earnings growth, either for secular or cyclical reasons. We remain cautious on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimate of underlying private market real estate value. This includes the net lease and healthcare sectors in the U.S., as well as suburban office companies and Sunbelt apartment REITs. Industrial companies have materially outperformed and now reflect valuations which cause us to be more selective, despite underlying demand drivers which remain intact.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VY® Clarion Real Estate Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	4.82%	8.01%	6.93%
Class I	5.47%	8.66%	7.58%
Class S	5.18%	8.39%	7.30%
Class S2	5.02%	8.23%	7.14%
MSCI U.S. REIT® Index	5.07%	9.34%	7.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Clarion Real Estate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	VY® Franklin Income Portfolio

Investment Type Allocation as of December 31, 2017 (as a percentage of net assets)

Common Stock	50.3%
Corporate Bonds/Notes	36.3%
Equity-Linked Securities	4.3%
Bank Loans	4.2%
Preferred Stock	1.9%
Convertible Bonds/Notes	1.4%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® Franklin Income Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Edward D. Perks, CFA, and Matt Quinlan, Portfolio Managers of Franklin Advisers, Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 10.33% compared to the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 21.83% and 3.54%, respectively, for the same period.
Portfolio Specifics: All equity sectors contributed to Portfolio returns during the year, led by information technology (“IT”), financials and materials. IT positions, including Apple, Microsoft and Intel, benefited from product innovation and increasing semiconductor demand. Apple saw record earnings and cash flow generation as new iPhone features were well received by customers, and Microsoft became a leader in cloud-based computing. Investments in areas outside its core personal computer segment helped Intel’s shares.
Within financials, Wells Fargo, JPMorgan and Bank of America were large contributors to Portfolio performance. All three companies saw accelerated earnings from an improving economy and higher interest rates. The materials sector, led by DowDuPont and Rio Tinto, benefited from improving commodity prices and strong underlying demand from growing global economies. DowDuPont benefited from its plan to split into three business segments. Shares of Rio Tinto benefited from higher iron ore, copper and aluminum prices, while cost reductions and reduced working capital demands significantly improved cash flow.
Conversely, the Portfolio’s primary equity detractors included General Electric in industrials and generic drug manufacturer Teva Pharmaceutical Industries in health care. Shares of General Electric fell amid the company’s weaker-than-expected free cash flow profile. Teva was hurt by softer volume and pricing, and its heavy debt load. Other holdings that detracted from performance included Baker Hughes and Anadarko Petroleum in energy, due to low oil prices for most of 2017, and PG&E in utilities.
On the fixed income side, several energy sector holdings performed well. Exploration and production holdings — Bill Barrett, Weatherford International and Chesapeake Energy — all benefited from their ability to access the capital markets and refinance debt. Banking benefited from strong credit quality and excess capital, led by Citigroup. Within consumer non-cyclicals, the strong performance from
Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

Royal Dutch Shell PLC - Class A ADR	3.1%
Wells Fargo & Co.	2.2%
General Electric Co.	1.9%
Chesapeake Energy Corp., 8.000%, 06/15/27	1.8%
BP PLC ADR	1.8%
Ford Motor Co.	1.7%
Chevron Corp.	1.7%
BASF SE	1.6%
DowDuPont, Inc.	1.5%
JPMorgan Chase & Co.	1.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Valeant Pharmaceuticals International and Tenet Healthcare was offset by the Portfolio’s biggest detractor, Community Health Systems.
The Portfolio made moderate use of derivative instruments during the period, such as equity options and equity-linked notes. The goal of these instruments is to enhance Portfolio returns and yield and, in some cases, broaden the investment universe. These positions had a modest impact on performance.
Current Strategy and Outlook: Our optimism about the global economy continues to encourage our search for attractive total return investments (those providing a combination of income generation and capital appreciation) in both equity and fixed income markets. Equities continued to represent a larger weighting in the Portfolio than fixed income. We regard equities as relatively attractive compared to more interest rate-sensitive asset classes, given the potential for eventual higher interest rates and the risk this entails for fixed income markets. Ultimately, we continue to look across companies’ individual capital structures in search of what we believe are the most compelling investments among dividend-paying equities and many different types of fixed income securities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VY® Franklin Income Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	10.03%	7.17%	5.34%
Class I	10.56%	7.73%	6.00%
Class S	10.33%	7.54%	5.77%
Class S2	10.16%	7.36%	5.60%
S&P 500® Index	21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Franklin Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	VY® JPMorgan Small Cap Core Equity Portfolio

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Industrials	19.0%
Financials	17.3%
Information Technology	14.6%
Health Care	13.4%
Consumer Discretionary	12.2%
Real Estate	6.5%
Materials	5.7%
Energy	3.6%
Utilities	3.0%
Consumer Staples	2.9%
Telecommunication Services	0.0%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® JPMorgan Small Cap Core Equity Portfolio (the “Portfolio”) seeks capital growth over the long-term. The Portfolio is managed using two investment styles — quantitative and fundamental analysis. The Portfolio is managed in two sleeves — the quantitative sleeve managed by Dennis S. Ruhl, CFA, Managing Director, and Phillip D. Hart, CFA, Managing Director, and the fundamental sleeve managed by Daniel J. Percella, CFA, Executive Director and Don San Jose, CFA, Managing Director, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 15.56% compared to the Russell 2000® Index, which returned 14.65% for the same period.
Portfolio Specifics: The quantitative sleeve outperformed the Russell 2000® Index, which returned 14.65% for the year ended December 31, 2017.
Stock selection in the pharmaceutical and systems hardware sectors aided performance. At the individual stock level, Extreme Networks and Take-Two Interactive were the top contributors. Within the semiconductors sector, our position in Extreme Networks helped results. Shares rose after the company announced it would acquire Avaya’s networking business assets for $100 million in cash, which is expected to generate over $200 million in annual revenues, and Brocade Communications Systems' datacenter business for $55 million in cash, which is expected to generate over $230 million in annual revenue. Shares also spiked after management unveiled a fiscal year 2018 model at the company’s analyst day, which incorporated the acquisitions of Avaya and Brocade into its financial projections. The model increased investor confidence as it highlighted future revenues north of  $1 billion and projected that the company will be the third-largest enterprise networking vendor behind only Cisco and HP Enterprise. Additionally, within the media sector, our position in Take-Two Interactive contributed to performance. Shares of the stock have continued to rise steadily throughout the year following a series of strong earnings results, driven by higher revenue from digitally delivered content from the company’s Grand Theft Auto and NBA 2K franchises.
Alternatively, stock selection in the basic materials and consumer cyclical sectors hurt the Portfolio’s relative return. At the stock level, Unisys Corp. and TiVo were the top detractors. Within the software and services sector, our overweight position in Unisys Corp. held back results after the company reported weaker-than-expected second-quarter top-line and bottom-line results. In addition, the company reported disappointing operating margins, driven by lower operational leverage in its technology segment, hiring of 1,200 employees related to a recent contract win, and greater investment spend in new products. Additionally, also within the software and services sector, our position in TiVo detracted from performance. Shares declined during the period due to continued uncertainty surrounding the settlement of the company’s patent-infringement case against Comcast. Although the International Trade Commission ruled in favor of TiVo, the timing of the settlement remains unclear, which could delay over $40 million in licensing revenue in 2018 that the company expected to generate from Comcast.
The fundamental sleeve outperformed the Russell 2000® Index during the year. Stock selection in the financial services and materials and processing sectors
Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

Toro Co.	1.2%
Aptargroup, Inc.	1.1%
Performance Food Group Co.	1.1%
Pool Corp.	1.1%
Portland General Electric Co.	1.0%
Wintrust Financial Corp.	1.0%
Catalent, Inc.	0.9%
Healthsouth Corp.	0.9%
Patterson-UTI Energy, Inc.	0.9%
West Pharmaceutical Services, Inc.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
contributed the most to performance. Stock selection in consumer discretionary and heath care detracted from performance.
Overweight positions in Grubhub and Catalent were contributors to performance in the year. Grubhub is a leading platform for restaurant delivery. The company has executed well throughout the year, as positive momentum in the business drove earnings and revenue ahead of expectations throughout the year. The company also made a few acquisitions, which were well-received by investors. Catalent is a leading global provider of advanced delivery technologies and development solutions to the pharmaceutical, biotechnology and consumer health products industry. Shares outperformed as the company consistently beat earnings and revenue expectations throughout the year.
Papa John’s International and Brinker International were top detractors. Papa John’s is a global operator and franchisor of pizza restaurants. Much of the stock’s underperformance for the year came in the fourth quarter, when management lowered 2017 guidance and the CEO and founder of the company decided to step down. Brinker International is the owner and operator of the Chili’s and Maggiano’s restaurant chains. The stock had a challenging 2017 as same store sales and restaurant traffic declines weighed on the business and the restaurant industry in general.
Current Strategy and Outlook: Despite U.S. equity markets continuing to make new highs, we think the current above average market multiples are supported by underlying earnings growth expectations and the low-yield environment. The passage of the tax reform act — which, in our opinion, should benefit small caps given their domestic orientation and higher effective tax rates — removed one risk to the market. As such, within the quantitative sleeve we maintain conviction in our investment process, which aims to exploit irrational human behavior by investing in undervalued stocks with improving business trends and market sentiment.
Within the fundamental sleeve, we seek to own high-quality businesses, run by management teams with a proven track record of creating shareholder value. From a positioning perspective, our materials and processing overweight widened throughout the year, ending 2017 as the largest overweight exposure in the portfolio followed by energy. Health care, which started the year as a neutral weight, ended the year as the largest underweight in the portfolio as we eliminated some positions and pared back others. The technology sector also remains a significant underweight.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VY® JPMorgan Small Cap Core Equity Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	15.17%	14.49%	10.05%
Class I	15.86%	15.60%	10.72%
Class R6(1)	15.87%	15.59%	10.71%
Class S	15.56%	15.30%	10.43%
Class S2	15.42%	15.13%	10.27%
Russell 2000® Index	14.65%	14.12%	8.71%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Small Cap Core Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	VY® Templeton Global Growth Portfolio

Geographic Diversification as of December 31, 2017 (as a percentage of net assets)

United States	39.0%
United Kingdom	11.1%
France	5.7%
Netherlands	5.2%
China	5.1%
Japan	4.8%
South Korea	4.6%
Germany	3.7%
Canada	2.9%
Switzerland	2.8%
Countries between 0.2% – 2.3%^	14.3%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 12 countries, which each represents 0.2% – 2.3% of net assets.
Portfolio holdings are subject to change daily.
VY® Templeton Global Growth Portfolio (the “Portfolio”) seeks capital appreciation. Current income is only an incidental consideration. The Portfolio is managed by Norman J. Boersma, CFA, Chief Investment Officer and President, Tucker Scott, CFA and Executive Vice President, Heather Arnold, CFA and Director of Research for the Templeton Global Equity Group, and James Harper, CFA, Portfolio Managers of Templeton Global Advisors Limited — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 18.22% compared to the MSCI World IndexSM, which returned 22.40% for the same period.
Portfolio Specifics: International equities rallied in 2017 as investors looked beyond political turmoil and nascent monetary policy tightening and focused instead on global growth and earnings-accretive fiscal stimulus. International and emerging markets outperformed the U.S., the U.S. dollar slumped, and commodities rallied during the year. In this environment, the Portfolio delivered absolute gains, but trailed the MSCI World IndexSM as a still-challenging backdrop for value investors contributed to stock-specific setbacks.
Health care was the biggest sector detractor on a relative basis, pressured by stock selection and an overweighting. Israeli generic drug-maker Teva Pharmaceuticals Industries declined after reducing its guidance, leading to concerns about its debt profile. Our analysis indicates to us that Teva should be able to deliver on a more conservative outlook. The health care sector remains subject to concerns about generic competition, regulatory scrutiny and a consolidating payor industry, all of which we believe are overstated and addressable.
Stock selection in the consumer discretionary and materials sectors also hindered relative results. In consumer discretionary, shares of SES, a Luxembourg-based satellite and network services provider, declined after a string of disappointing results. We believe the stock is now trading at replacement cost for a business with very high barriers to entry, featuring high dividend and free cash flow yields and a large contract backlog. In materials, shares of Canadian gold miner Barrick Gold declined following problems with a subsidiary in Africa.
Turning to relative contributors, stock selection in financials was beneficial, led by Asian and European lenders. Select European and Asian markets are benefiting from an economic upturn and the potential for incrementally tighter monetary policy, which we believe can improve earnings prospects for the Portfolio’s financials holdings. Security selection in the information technology sector also contributed, buoyed by a
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Samsung Electronics Co., Ltd.	2.4%
Royal Dutch Shell PLC - Class B	2.3%
Citigroup, Inc.	2.2%
Oracle Corp.	2.1%
Twenty-First Century Fox, Inc. - Class A	2.1%
Teva Pharmaceutical Industries Ltd. ADR	1.9%
Amgen, Inc.	1.9%
Standard Chartered PLC	1.9%
BP PLC	1.9%
Kingfisher PLC	1.8%

Portfolio holdings are subject to change daily.
stake in South Korean semiconductor and consumer electronics manufacturer Samsung Electronics, the Portfolio’s largest contributor. Shares rallied on strong earnings, the successful launch of a new smartphone model and prospects for improving shareholder returns following the announcement of a major stock repurchase plan. In our opinion, the stock remains undervalued.
Stock selection also benefited relative results in the industrials, telecommunication services, utilities and energy sectors. Rising oil prices and improving sector momentum affirmed our decision to remain overweighted in energy despite fears of a supply glut in the first half of the year.
Regionally, stock-specific weakness offset favorable allocations in Europe (overweighted) and the U.S. (underweighted), while stock selection and overweighting in Asia contributed to results.
During the period, the U.S. dollar declined in value against most foreign currencies, which helped the Portfolio’s performance because investments in securities with non-U.S. currency exposure appreciated as the dollar declined. However, one cannot expect the same result in future periods.
Current Strategy and Outlook:After outperforming growth in 2016, value lagged growth in 2017 by the most in two decades, marking the tenth year out of the past eleven that global value has underperformed global growth. We believe value’s headwinds stem largely from unconventional monetary policy, which, since the global financial crisis, has depressed interest rates and sent investors out of the risk curve in search of growth and yield. We believe these policies are unsustainable for several reasons, including that they inflate asset prices, which creates stability risks. As policies transition, we believe the mature cycle could eventually change, and with it the conditions hostile to value. We would not want to own the leaders of the last cycle during this transition: the growth stocks and bond proxies trading at valuations we consider expensive. However, we believe stocks of companies whose long-term fundamentals have been overlooked and undervalued are well positioned over a long-term investment horizon we believe is likely to include an inflection point in this mature cycle.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VY® Templeton Global Growth Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	17.76%	8.60%	3.82%
Class I	18.46%	9.27%	4.52%
Class S	18.22%	9.01%	4.27%
Class S2	18.05%	8.83%	4.11%
MSCI World IndexSM	22.40%	11.64%	5.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Templeton Global Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*
Voya High Yield Portfolio
Class ADV	$1,000.00	$1,017.20	1.08%	$5.49	$1,000.00	$1,019.76	1.08%	$5.50
Class I	1,000.00	1,021.30	0.48	2.45	1,000.00	1,022.79	0.48	2.45
Class S	1,000.00	1,019.00	0.73	3.71	1,000.00	1,021.53	0.73	3.72
Class S2	1,000.00	1,018.20	0.88	4.48	1,000.00	1,020.77	0.88	4.48
Voya Large Cap Growth Portfolio
Class ADV	$1,000.00	$1,132.30	1.27%	$6.83	$1,000.00	$1,018.80	1.27%	$6.46
Class I	1,000.00	1,135.70	0.67	3.61	1,000.00	1,021.83	0.67	3.41
Class R6	1,000.00	1,135.60	0.67	3.61	1,000.00	1,021.83	0.67	3.41
Class S	1,000.00	1,133.80	0.92	4.95	1,000.00	1,020.57	0.92	4.69
Class S2	1,000.00	1,133.50	1.07	5.75	1,000.00	1,019.81	1.07	5.45
Voya Large Cap Value Portfolio
Class ADV	$1,000.00	$1,064.30	1.24%	$6.45	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,067.80	0.64	3.34	1,000.00	1,021.98	0.64	3.26
Class R6	1,000.00	1,067.10	0.64	3.33	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,065.80	0.89	4.63	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,065.40	1.04	5.41	1,000.00	1,019.96	1.04	5.30

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*
Voya Limited Maturity Bond Portfolio
Class ADV	$1,000.00	$1,002.10	0.89%	$4.49	$1,000.00	$1,020.72	0.89%	$4.53
Class I	1,000.00	1,004.20	0.29	1.46	1,000.00	1,023.74	0.29	1.48
Class S	1,000.00	1,003.90	0.54	2.73	1,000.00	1,022.48	0.54	2.75
Voya Multi-Manager Large Cap Core Portfolio
Class ADV	$1,000.00	$1,109.10	1.32%	$7.02	$1,000.00	$1,018.55	1.32%	$6.72
Class I	1,000.00	1,112.70	0.72	3.83	1,000.00	1,021.58	0.72	3.67
Class R6	1,000.00	1,112.00	0.72	3.83	1,000.00	1,021.58	0.72	3.67
Class S	1,000.00	1,111.10	0.97	5.16	1,000.00	1,020.32	0.97	4.94
Voya U.S. Stock Index Portfolio
Class ADV	$1,000.00	$1,109.50	0.80%	$4.25	$1,000.00	$1,021.17	0.80%	$4.08
Class I	1,000.00	1,112.90	0.27	1.44	1,000.00	1,023.84	0.27	1.38
Class P2	1,000.00	1,113.60	0.15	0.75	1,000.00	1,024.05	0.15	0.75
Class S	1,000.00	1,111.50	0.51	2.71	1,000.00	1,022.63	0.51	2.60
Class S2	1,000.00	1,111.00	0.67	3.56	1,000.00	1,021.83	0.67	3.41
VY® Clarion Real Estate Portfolio
Class ADV	$1,000.00	$1,027.60	1.31%	$6.69	$1,000.00	$1,018.60	1.31%	$6.67
Class I	1,000.00	1,031.10	0.71	3.63	1,000.00	1,021.63	0.71	3.62
Class S	1,000.00	1,029.50	0.96	4.91	1,000.00	1,020.37	0.96	4.89
Class S2	1,000.00	1,028.70	1.11	5.68	1,000.00	1,019.61	1.11	5.65
VY® Franklin Income Portfolio
Class ADV	$1,000.00	$1,051.80	1.26%	$6.52	$1,000.00	$1,018.85	1.26%	$6.41
Class I	1,000.00	1,055.00	0.66	3.42	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	1,053.40	0.91	4.71	1,000.00	1,020.62	0.91	4.63
Class S2	1,000.00	1,052.60	1.06	5.48	1,000.00	1,019.86	1.06	5.40
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	$1,000.00	$1,091.10	1.45%	$7.64	$1,000.00	$1,017.90	1.45%	$7.37
Class I	1,000.00	1,094.90	0.85	4.49	1,000.00	1,020.92	0.85	4.33
Class R6	1,000.00	1,094.90	0.85	4.49	1,000.00	1,020.92	0.85	4.33
Class S	1,000.00	1,092.90	1.10	5.80	1,000.00	1,019.66	1.10	5.60
Class S2	1,000.00	1,092.60	1.25	6.59	1,000.00	1,018.90	1.25	6.36
VY® Templeton Global Growth Portfolio
Class ADV	$1,000.00	$1,063.40	1.43%	$7.44	$1,000.00	$1,018.00	1.43%	$7.27
Class I	1,000.00	1,067.20	0.83	4.32	1,000.00	1,021.02	0.83	4.23
Class S	1,000.00	1,066.90	1.08	5.63	1,000.00	1,019.76	1.08	5.50
Class S2	1,000.00	1,065.30	1.23	6.40	1,000.00	1,019.00	1.23	6.26

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya Multi-Manager Large Cap Core Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio, VY® Franklin Income Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton Global Growth Portfolio (“the Funds”), each a series of Voya Investors Trust, including the summary portfolios of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 21, 2018

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017

	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio	Voya Limited Maturity Bond Portfolio
ASSETS:
Investments in securities at fair value+*	$551,394,913	$6,235,056,926	$1,285,097,310	$291,050,020
Short-term investments at fair value**	42,479,846	172,214,363	24,850,128	228,993
Cash	9,220,383	202	160	16,496
Cash collateral for futures	—	—	—	228,820
Receivables:
Investment securities sold	—	—	—	168,872
Fund shares sold	680,110	563,772	34,604	467,626
Dividends	—	2,246,427	1,331,237	1,011
Interest	8,670,993	—	—	1,403,658
Foreign tax reclaims	—	90,845	262,869	—
Prepaid expenses	—	24,728	6,471	—
Reimbursement due from manager	—	382	156,395	—
Other assets	29,643	239,816	78,762	14,512
Total assets	612,475,888	6,410,437,461	1,311,817,936	293,580,008
LIABILITIES:
Payable for investment securities purchased	991,539	—	—	1,300,000
Payable for fund shares redeemed	788,862	8,773,902	1,998,249	228,887
Payable upon receipt of securities loaned	42,479,846	115,784,363	17,713,128	158,993
Payable for unified fees	236,728	—	—	70,586
Payable for investment management fees	—	3,462,967	793,974	—
Payable for distribution and shareholder service fees	136,957	1,499,835	203,441	27,955
Payable to trustees under the deferred compensation plan (Note 6)	29,643	239,816	78,762	14,512
Payable for trustee fees	—	30,954	7,094	—
Other accrued expenses and liabilities	—	775,338	225,723	—
Total liabilities	44,663,575	130,567,175	21,020,371	1,800,933
NET ASSETS	$567,812,313	$6,279,870,286	$1,290,797,565	$291,779,075
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$585,698,510	$4,148,827,221	$989,308,842	$295,403,091
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	(22,884)	21,383,734	3,180,688	(11,549)
Accumulated net realized gain (loss)	(26,011,212)	804,044,872	125,611,853	(2,871,241)
Net unrealized appreciation (depreciation)	8,147,899	1,305,614,459	172,696,182	(741,226)
NET ASSETS	$567,812,313	$6,279,870,286	$1,290,797,565	$291,779,075
+ Including securities loaned at value	$41,429,561	$113,320,109	$17,350,120	$154,781
* Cost of investments in securities	$543,247,014	$4,929,433,119	$1,112,400,515	$291,678,214
** Cost of short-term investments	$42,479,846	$172,214,363	$24,850,128	$228,993
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017 (continued)

	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio	Voya Limited Maturity Bond Portfolio
Class ADV
Net assets	$96,010,715	$2,015,842,538	$61,243,661	$19,694,936
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,659,743	104,139,060	4,687,995	2,027,030
Net asset value and redemption price per share	$9.94	$19.36	$13.06	$9.72
Class I
Net assets	$62,380,121	$2,124,109,273	$428,068,059	$188,672,033
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,272,414	102,123,863	32,190,127	19,034,281
Net asset value and redemption price per share	$9.95	$20.80	$13.30	$9.91
Class R6
Net assets	n/a	$33,735,736	$836,134	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$0.001	$0.001	n/a
Shares outstanding	n/a	1,621,362	62,940	n/a
Net asset value and redemption price per share	n/a	$20.81	$13.28	n/a
Class S
Net assets	$403,629,545	$2,040,159,215	$800,420,849	$83,412,106
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	40,614,067	100,383,039	60,914,051	8,350,264
Net asset value and redemption price per share	$9.94	$20.32	$13.14	$9.99
Class S2
Net assets	$5,791,932	$66,023,524	$228,862	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	581,972	3,271,743	17,398	n/a
Net asset value and redemption price per share	$9.95	$20.18	$13.15	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017

	Voya Multi- Manager Large Cap Core Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® Franklin Income Portfolio
ASSETS:
Investments in securities at fair value+*	$331,097,845	$5,042,082,606	$480,049,173	$450,815,820
Short-term investments at fair value**	5,093,568	43,099,395	9,859,416	48,819,034
Cash collateral for futures	—	1,129,043	—	—
Receivables:
Investment securities sold	1,684,610	22,477,054	1,310,483	196,471
Fund shares sold	142,463	1,467,783	129,337	1,986
Dividends	288,381	5,149,005	2,541,829	328,021
Interest	—	—	—	2,802,114
Foreign tax reclaims	—	—	—	277,608
Prepaid expenses	—	—	2,399	2,058
Reimbursement due from manager	—	130,649	45,390	41,023
Other assets	10,252	133,171	29,726	25,037
Total assets	338,317,119	5,115,668,706	493,967,753	503,309,172
LIABILITIES:
Payable for investment securities purchased	861,480	—	2,632,248	—
Payable for fund shares redeemed	105,663	23,176,313	344,674	239,609
Payable upon receipt of securities loaned	—	11,899,395	5,789,103	44,642,842
Payable for unified fees	209,187	1,125,138	—	—
Payable for investment management fees	—	—	340,100	291,632
Payable for distribution and shareholder service fees	12,692	133,260	107,241	120,153
Payable to trustees under the deferred compensation plan (Note 6)	10,252	133,171	29,726	25,037
Payable for trustee fees	—	—	2,699	2,404
Other accrued expenses and liabilities	—	—	71,097	102,590
Total liabilities	1,199,274	36,467,277	9,316,888	45,424,267
NET ASSETS	$337,117,845	$5,079,201,429	$484,650,865	$457,884,905
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$232,937,982	$2,681,063,923	$418,121,139	$387,808,587
Undistributed net investment income	508,101	12,663,916	9,873,465	21,368,844
Accumulated net realized gain (loss)	24,622,260	262,074,305	31,345,495	(6)
Net unrealized appreciation	79,049,502	2,123,399,285	25,310,766	48,707,480
NET ASSETS	$337,117,845	$5,079,201,429	$484,650,865	$457,884,905
+ Including securities loaned at value	$—	$11,566,517	$5,654,964	$43,508,569
* Cost of investments in securities	$252,048,343	$2,918,943,971	$454,738,407	$402,107,981
** Cost of short-term investments	$5,093,568	$43,099,395	$9,859,416	$48,818,957
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017 (continued)

	Voya Multi- Manager Large Cap Core Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® Franklin Income Portfolio
Class ADV
Net assets	$1,109,774	$116,090,678	$75,574,896	$81,766,541
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	66,232	7,641,228	2,098,655	7,316,368
Net asset value and redemption price per share	$16.76	$15.19	$36.01	$11.18
Class I
Net assets	$281,959,252	$3,469,720,899	$100,422,978	$9,393,241
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	16,706,526	221,099,870	2,659,691	805,998
Net asset value and redemption price per share	$16.88	$15.69	$37.76	$11.65
Class P2
Net assets	n/a	$1,225,482,806	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	78,017,358	n/a	n/a
Net asset value and redemption price per share	n/a	$15.71	n/a	n/a
Class R6
Net assets	$3,897	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.001	n/a	n/a	n/a
Shares outstanding	231	n/a	n/a	n/a
Net asset value and redemption price per share	$16.87	n/a	n/a	n/a
Class S
Net assets	$54,044,922	$78,576,939	$290,715,895	$361,335,974
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,197,064	5,045,595	7,716,905	31,178,335
Net asset value and redemption price per share	$16.90	$15.57	$37.67	$11.59
Class S2
Net assets	n/a	$189,330,107	$17,937,096	$5,389,149
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	12,304,221	479,044	466,093
Net asset value and redemption price per share	n/a	$15.39	$37.44	$11.56
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017

	VY® JPMorgan Small Cap Core Equity Portfolio	VY® Templeton Global Growth Portfolio
ASSETS:
Investments in securities at fair value+*	$744,185,155	$179,324,212
Short-term investments at fair value**	41,944,753	5,213,432
Cash	6,563	—
Cash collateral for futures	370,000	—
Receivables:
Investment securities sold	920,788	590,564
Fund shares sold	308,569	2,800
Dividends	999,847	203,332
Interest	—	3,646
Foreign tax reclaims	—	326,508
Reimbursement due from manager	—	18,996
Other assets	23,442	17,426
Total assets	788,759,117	185,700,916
LIABILITIES:
Payable for investment securities purchased	1,161,143	16,424
Payable for fund shares redeemed	1,136,662	175,933
Payable upon receipt of securities loaned	27,918,081	4,570,215
Payable for unified fees	548,830	148,506
Payable for distribution and shareholder service fees	162,482	38,578
Payable to custodian due to foreign currency overdraft***	—	20,839
Payable to trustees under the deferred compensation plan (Note 6)	23,442	17,426
Payable for cash collateral for futures	22,925	—
Total liabilities	30,973,565	4,987,921
NET ASSETS	$757,785,552	$180,712,995
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$473,753,444	$136,764,936
Undistributed net investment income	2,874,294	4,276,174
Accumulated net realized gain	89,401,115	14,016,646
Net unrealized appreciation	191,756,699	25,655,239
NET ASSETS	$757,785,552	$180,712,995
+ Including securities loaned at value	$27,118,944	$4,460,869
* Cost of investments in securities	$552,397,986	$153,665,611
** Cost of short-term investments	$41,944,753	$5,213,432
*** Cost of foreign currency overdraft	$—	$20,839
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017 (continued)

	VY® JPMorgan Small Cap Core Equity Portfolio	VY® Templeton Global Growth Portfolio
Class ADV
Net assets	$131,487,920	$7,388
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	6,534,533	674
Net asset value and redemption price per share	$20.12	$10.96
Class I
Net assets	$188,212,904	$2,236,084
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	8,816,065	196,943
Net asset value and redemption price per share	$21.35	$11.35
Class R6
Net assets	$17,009,260	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	797,155	n/a
Net asset value and redemption price per share	$21.34	n/a
Class S
Net assets	$385,635,729	$175,462,222
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	18,298,797	15,330,157
Net asset value and redemption price per share	$21.07	$11.45
Class S2
Net assets	$35,439,739	$3,007,301
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,699,633	265,456
Net asset value and redemption price per share	$20.85	$11.33
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2017

	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio	Voya Limited Maturity Bond Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$80,209,106	$37,960,398	$52,373
Interest	39,070,085	—	—	5,372,740
Securities lending income, net	532,325	684,515	258,279	63,985
Total investment income	39,602,410	80,893,621	38,218,677	5,489,098
EXPENSES:
Investment management fees	—	40,032,412	10,181,228	—
Unified fees	3,013,044	—	—	802,433
Distribution and shareholder service fees:
Class ADV	591,101	12,252,757	377,295	127,317
Class S	1,126,864	5,187,422	2,173,897	221,086
Class S2	23,931	276,887	1,053	—
Transfer agent fees	—	8,010	2,444	—
Shareholder reporting expense	—	275,210	70,900	—
Professional fees	—	243,250	52,205	—
Custody and accounting expense	—	627,150	151,175	—
Trustee fees	—	247,629	56,750	—
Trustee fees and expenses	46,107	—	—	22,107
Miscellaneous expense	—	236,914	67,576	—
Interest expense	—	6,807	777	212
Total expenses	4,801,047	59,394,448	13,135,300	1,173,155
Waived and reimbursed fees	(93,221)	(62,740)	(1,490,714)	—
Net expenses	4,707,826	59,331,708	11,644,586	1,173,155
Net investment income	34,894,584	21,561,913	26,574,091	4,315,943
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,868,972	811,840,553	148,978,622	(20,486)
Foreign currency related transactions	137	(1,732)	29,229	—
Futures	—	—	53,529	(384,367)
Swaps	—	—	57,297	13,764
Net realized gain (loss)	1,869,109	811,838,821	149,118,677	(391,089)
Net change in unrealized appreciation (depreciation) on:
Investments	590,374	752,273,429	2,132,319	(31,391)
Foreign currency related transactions	—	14,409	32,767	—
Futures	—	—	(8,010)	(137,681)
Swaps	—	—	—	(13,562)
Net change in unrealized appreciation (depreciation)	590,374	752,287,838	2,157,076	(182,634)
Net realized and unrealized gain (loss)	2,459,483	1,564,126,659	151,275,753	(573,723)
Increase in net assets resulting from operations	$37,354,067	$1,585,688,572	$177,849,844	$3,742,220
* Foreign taxes withheld	$—	$—	$250,243	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2017

	Voya Multi- Manager Large Cap Core Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® Franklin Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,735,252	$98,818,494	$15,145,424	$9,648,749
Interest	—	167,573	—	15,972,283
Securities lending income, net	4,011	137,859	7,663	474,884
Total investment income	5,739,263	99,123,926	15,153,087	26,095,916
EXPENSES:
Investment management fees	—	—	4,418,807	3,605,667
Unified fees	2,477,704	12,736,383	—	—
Distribution and shareholder service fees:
Class ADV	6,728	624,019	497,336	466,990
Class S	143,717	179,924	837,245	967,285
Class S2	—	744,333	82,774	27,041
Transfer agent fees	—	—	1,030	524
Shareholder reporting expense	—	—	34,675	29,930
Professional fees	—	—	27,740	26,910
Custody and accounting expense	—	—	66,228	64,696
Trustee fees	—	—	21,594	19,233
Trustee fees and expenses	27,345	332,129	—	—
Miscellaneous expense	—	—	37,183	27,902
Interest expense	441	12,418	63	125
Total expenses	2,655,935	14,629,206	6,024,675	5,236,303
Waived and reimbursed fees	(23,246)	(844,918)	(767,153)	(587,776)
Brokerage commission recapture	(12,498)	—	—	(3,177)
Net expenses	2,620,191	13,784,288	5,257,522	4,645,350
Net investment income	3,119,072	85,339,638	9,895,565	21,450,566
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	26,614,188	293,551,712	37,609,998	23,316,297
Foreign currency related transactions	430	—	887	10,983
Futures	—	7,395,135	—	—
Net realized gain	26,614,618	300,946,847	37,610,885	23,327,280
Net change in unrealized appreciation (depreciation) on:
Investments	37,639,817	565,448,753	(20,676,753)	2,688,887
Foreign currency related transactions	—	—	—	16,494
Futures	—	455,847	—	—
Net change in unrealized appreciation (depreciation)	37,639,817	565,904,600	(20,676,753)	2,705,381
Net realized and unrealized gain	64,254,435	866,851,447	16,934,132	26,032,661
Increase in net assets resulting from operations	$67,373,507	$952,191,085	$26,829,697	$47,483,227
* Foreign taxes withheld	$7,167	$—	$—	$299,127
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2017

	VY® JPMorgan Small Cap Core Equity Portfolio	VY® Templeton Global Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$10,196,344	$4,729,478
Interest	—	219,827
Securities lending income, net	1,039,524	77,606
Total investment income	11,235,868	5,026,911
EXPENSES:
Unified fees	6,457,161	1,849,605
Distribution and shareholder service fees:
Class ADV	743,842	42
Class S	1,025,841	468,064
Class S2	151,569	13,093
Trustee fees and expenses	54,917	15,729
Interest expense	—	423
Total expenses	8,433,330	2,346,956
Waived and reimbursed fees	(2,011)	(263,997)
Brokerage commission recapture	(23,861)	(4,025)
Net expenses	8,407,458	2,078,934
Net investment income	2,828,410	2,947,977
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	90,673,709	16,269,721
Forward foreign currency contracts	—	(24,975)
Foreign currency related transactions	206	17,864
Futures	971,660	—
Net realized gain	91,645,575	16,262,610
Net change in unrealized appreciation (depreciation) on:
Investments	16,227,531	12,916,840
Foreign currency related transactions	—	22,777
Futures	97,503	—
Net change in unrealized appreciation (depreciation)	16,325,034	12,939,617
Net realized and unrealized gain	107,970,609	29,202,227
Increase in net assets resulting from operations	$110,799,019	$32,150,204
* Foreign taxes withheld	$19,891	$355,131
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya High Yield Portfolio		Voya Large Cap Growth Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$34,894,584	$38,060,059	$21,561,913	$22,955,802
Net realized gain (loss)	1,869,109	(18,338,585)	811,838,821	456,729,663
Net change in unrealized appreciation (depreciation)	590,374	67,756,236	752,287,838	(275,685,170)
Increase in net assets resulting from operations	37,354,067	87,477,710	1,585,688,572	204,000,295
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(6,079,554)	(6,014,357)	(1,371,282)	—
Class I	(4,034,103)	(4,565,788)	(12,873,568)	(10,150,685)
Class R6	—	—	(113,905)	(8,761)
Class S	(29,437,507)	(31,752,793)	(8,451,584)	(5,968,265)
Class S2	(381,401)	(362,229)	(173,627)	(79,319)
Net realized gains:
Class ADV	—	—	(152,451,775)	(287,609,320)
Class I	—	—	(141,326,755)	(233,935,266)
Class R6	—	—	(1,250,451)	(201,908)
Class S	—	—	(147,987,229)	(259,037,272)
Class S2	—	—	(4,983,941)	(9,064,499)
Return of capital:
Class ADV	(221,577)	—	—	—
Class I	(134,020)	—	—	—
Class S	(1,009,642)	—	—	—
Class S2	(13,403)	—	—	—
Total distributions	(41,311,207)	(42,695,167)	(470,984,117)	(806,055,295)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	40,672,297	63,893,800	418,057,983	272,064,269
Proceeds from shares issued in merger (Note 11)	—	—	—	186,912,298
Reinvestment of distributions	41,311,207	42,695,167	470,984,117	806,054,895
	81,983,504	106,588,967	889,042,100	1,265,031,462
Cost of shares redeemed	(157,654,925)	(139,438,606)	(1,567,987,046)	(1,095,121,802)
Net increase (decrease) in net assets resulting from capital share transactions	(75,671,421)	(32,849,639)	(678,944,946)	169,909,660
Net increase (decrease) in net assets	(79,628,561)	11,932,904	435,759,509	(432,145,340)
NET ASSETS:
Beginning of year or period	647,440,874	635,507,970	5,844,110,777	6,276,256,117
End of year or period	$567,812,313	$647,440,874	$6,279,870,286	$5,844,110,777
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(22,884)	$5,014,562	$21,383,734	$22,843,819

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Large Cap Value Portfolio		Voya Limited Maturity Bond Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$26,574,091	$34,360,449	$4,315,943	$3,768,395
Net realized gain (loss)	149,118,677	(7,057,585)	(391,089)	(831,728)
Net change in unrealized appreciation (depreciation)	2,157,076	169,006,083	(182,634)	733,211
Increase in net assets resulting from operations	177,849,844	196,308,947	3,742,220	3,669,878
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,141,716)	(1,168,861)	(274,103)	(387,210)
Class I	(10,255,856)	(13,344,348)	(3,315,834)	(4,822,555)
Class R6	(31,778)	(10,704)	—	—
Class S	(17,711,662)	(19,928,505)	(1,451,783)	(2,257,293)
Class S2	(3,922)	(10,717)	—	—
Net realized gains:
Class ADV	—	(1,935,899)	—	—
Class I	—	(16,734,440)	—	—
Class R6	—	(91)	—	—
Class S	—	(29,132,837)	—	—
Class S2	—	(17,814)	—	—
Return of capital:
Class ADV	—	—	(12,533)	—
Class I	—	—	(101,848)	—
Class S	—	—	(50,640)	—
Total distributions	(29,144,934)	(82,284,216)	(5,206,741)	(7,467,058)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	40,714,618	46,200,337	78,890,640	92,459,275
Reinvestment of distributions	29,144,850	82,284,052	5,184,033	7,467,058
	69,859,468	128,484,389	84,074,673	99,926,333
Cost of shares redeemed	(500,955,133)	(296,157,936)	(83,335,964)	(93,239,952)
Net increase (decrease) in net assets resulting from capital share transactions	(431,095,665)	(167,673,547)	738,709	6,686,381
Net increase (decrease) in net assets	(282,390,755)	(53,648,816)	(725,812)	2,889,201
NET ASSETS:
Beginning of year or period	1,573,188,320	1,626,837,136	292,504,887	289,615,686
End of year or period	$1,290,797,565	$1,573,188,320	$291,779,075	$292,504,887
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$3,180,688	$5,719,095	$(11,549)	$304,285

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager Large Cap Core Portfolio		Voya U.S. Stock Index Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$3,119,072	$4,339,545	$85,339,638	$82,920,881
Net realized gain	26,614,618	18,739,315	300,946,847	251,349,371
Net change in unrealized appreciation (depreciation)	37,639,817	8,508,481	565,904,600	153,412,086
Increase in net assets resulting from operations	67,373,507	31,587,341	952,191,085	487,682,338
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(5,015)	(17,468)	(1,400,754)	(1,752,401)
Class I	(2,900,578)	(7,020,673)	(58,458,287)	(82,318,524)
Class P2	—	—	(20,283,127)	—
Class R6	(40)	(67)	—	—
Class S	(427,840)	(1,115,605)	(1,155,454)	(1,104,226)
Class S2	—	—	(2,501,263)	(2,883,758)
Net realized gains:
Class ADV	(66,913)	(40,328)	(5,845,829)	(6,874,628)
Class I	(15,618,205)	(12,302,917)	(169,584,697)	(232,818,552)
Class P2	—	—	(49,550,116)	—
Class R6	(209)	(110)	—	—
Class S	(3,373,368)	(2,129,626)	(3,382,656)	(2,978,860)
Class S2	—	—	(9,069,001)	(10,777,471)
Total distributions	(22,392,168)	(22,626,794)	(321,231,184)	(341,508,420)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	40,480,700	83,689,811	1,893,642,057	785,450,256
Reinvestment of distributions	22,392,168	22,626,794	321,231,184	341,508,420
	62,872,868	106,316,605	2,214,873,241	1,126,958,676
Cost of shares redeemed	(133,708,875)	(152,866,082)	(2,315,728,469)	(1,225,931,880)
Net decrease in net assets resulting from capital share transactions	(70,836,007)	(46,549,477)	(100,855,228)	(98,973,204)
Net increase (decrease) in net assets	(25,854,668)	(37,588,930)	530,104,673	47,200,714
NET ASSETS:
Beginning of year or period	362,972,513	400,561,443	4,549,096,756	4,501,896,042
End of year or period	$337,117,845	$362,972,513	$5,079,201,429	$4,549,096,756
Undistributed net investment income at end of year or period	$508,101	$747,109	$12,663,916	$12,133,244

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Clarion Real Estate Portfolio		VY® Franklin Income Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$9,895,565	$10,841,328	$21,450,566	$21,742,914
Net realized gain	37,610,885	68,855,170	23,327,280	23,347,941
Net change in unrealized appreciation (depreciation)	(20,676,753)	(53,204,298)	2,705,381	25,198,179
Increase in net assets resulting from operations	26,829,697	26,492,200	47,483,227	70,289,034
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,510,825)	(1,198,205)	(3,351,186)	(4,263,768)
Class I	(2,404,709)	(1,971,015)	(426,583)	(618,851)
Class S	(6,917,341)	(6,488,209)	(16,952,728)	(26,249,211)
Class S2	(393,072)	(355,778)	(297,659)	(493,831)
Total distributions	(11,225,947)	(10,013,207)	(21,028,156)	(31,625,661)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,370,073	62,918,567	17,103,597	17,786,918
Reinvestment of distributions	11,225,947	10,013,207	21,028,156	31,625,661
	37,596,020	72,931,774	38,131,753	49,412,579
Cost of shares redeemed	(163,059,211)	(170,200,255)	(107,242,238)	(87,585,053)
Net decrease in net assets resulting from capital share transactions	(125,463,191)	(97,268,481)	(69,110,485)	(38,172,474)
Net increase (decrease) in net assets	(109,859,441)	(80,789,488)	(42,655,414)	490,899
NET ASSETS:
Beginning of year or period	594,510,306	675,299,794	500,540,319	500,049,420
End of year or period	$484,650,865	$594,510,306	$457,884,905	$500,540,319
Undistributed net investment income at end of year or period	$9,873,465	$11,202,960	$21,368,844	$20,965,551

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® JPMorgan Small Cap Core Equity Portfolio		VY® Templeton Global Growth Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$2,828,410	$3,608,803	$2,947,977	$3,097,987
Net realized gain	91,645,575	41,896,170	16,262,610	2,491,625
Net change in unrealized appreciation (depreciation)	16,325,034	93,467,637	12,939,617	13,656,884
Increase in net assets resulting from operations	110,799,019	138,972,610	32,150,204	19,246,496
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(278,200)	(237,737)	(96)	(200)
Class I	(1,285,448)	(1,247,160)	(39,653)	(74,537)
Class R6	(107,532)	(24)	—	—
Class S	(1,859,584)	(1,985,091)	(2,967,750)	(7,004,127)
Class S2	(116,301)	(123,040)	(48,715)	(115,208)
Net realized gains:
Class ADV	(6,899,117)	(9,678,682)	(47)	(1,797)
Class I	(9,685,823)	(13,726,503)	(14,216)	(568,227)
Class R6	(810,255)	(265)	—	—
Class S	(21,436,925)	(34,211,734)	(1,232,811)	(57,886,519)
Class S2	(2,041,022)	(3,373,867)	(22,107)	(1,007,512)
Total distributions	(44,520,207)	(64,584,103)	(4,325,395)	(66,658,127)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	68,196,224	54,122,220	5,323,455	4,159,153
Reinvestment of distributions	44,520,207	64,584,103	4,325,395	66,658,127
	112,716,431	118,706,323	9,648,850	70,817,280
Cost of shares redeemed	(196,506,523)	(127,425,505)	(50,176,969)	(39,189,601)
Net increase (decrease) in net assets resulting from capital share transactions	(83,790,092)	(8,719,182)	(40,528,119)	31,627,679
Net increase (decrease) in net assets	(17,511,280)	65,669,325	(12,703,310)	(15,783,952)
NET ASSETS:
Beginning of year or period	775,296,832	709,627,507	193,416,305	209,200,257
End of year or period	$757,785,552	$775,296,832	$180,712,995	$193,416,305
Undistributed net investment income at end of year or period	$2,874,294	$3,630,608	$4,276,174	$3,057,596

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Portfolio
Class ADV
12-31-17	10.01	0.54	0.03	0.57	0.62	—	0.02	0.64	—	9.94	5.83	1.10	1.08	1.08	5.36	96,011	37
12-31-16	9.33	0.55	0.74	1.29	0.61	—	—	0.61	—	1.01	14.21	1.14	1.08	1.08	5.56	98,835	31
12-31-15	10.10	0.56•	(0.78)	(0.22)	0.55	—	—	0.55	—	9.33	(2.35)	1.24	1.08	1.08	5.57	94,398	33
12-31-14	10.60	0.57•	(0.47)	0.10	0.60	—	—	0.60	—	10.10	0.81	1.25	1.08	1.08	5.44	111,226	78
12-31-13	10.63	0.58•	(0.04)	0.54	0.57	—	—	0.57	—	10.60	5.25	1.25	1.10	1.10	5.44	117,539	26
Class I
12-31-17	10.01	0.60	0.04	0.64	0.68	—	0.02	0.70	—	9.95	6.58	0.50	0.48	0.48	5.96	62,380	37
12-31-16	9.33	0.60•	0.75	1.35	0.67	—	—	0.67	—	10.01	14.89	0.49	0.48	0.48	6.16	57,828	31
12-31-15	10.11	0.60	(0.77)	(0.17)	0.61	—	—	0.61	—	9.33	(1.86)	0.49	0.48	0.48	6.18	63,622	33
12-31-14	10.61	0.64•	(0.48)	0.16	0.66	—	—	0.66	—	10.11	1.41	0.50	0.48	0.48	6.03	61,136	78
12-31-13	10.64	0.64•	(0.03)	0.61	0.64	—	—	0.64	—	10.61	5.89	0.50	0.50	0.50	6.01	86,289	26
Class S
12-31-17	10.01	0.58	0.02	0.60	0.65	—	0.02	0.67	—	9.94	6.20	0.75	0.73	0.73	5.71	403,630	37
12-31-16	9.33	0.58	0.75	1.33	0.65	—	—	0.65	—	10.01	14.61	0.74	0.73	0.73	5.91	484,963	31
12-31-15	10.10	0.59•	(0.77)	(0.18)	0.59	—	—	0.59	—	9.33	(2.01)	0.74	0.73	0.73	5.91	472,161	33
12-31-14	10.60	0.61•	(0.48)	0.13	0.63	—	—	0.63	—	10.10	1.16	0.75	0.73	0.73	5.79	590,463	78
12-31-13	10.63	0.62	(0.04)	0.58	0.61	—	—	0.61	—	10.60	5.62	0.75	0.75	0.75	5.78	691,275	26
Class S2
12-31-17	10.02	0.56	0.03	0.59	0.64	—	0.02	0.66	—	9.95	6.04	0.90	0.88	0.88	5.56	5,792	37
12-31-16	9.34	0.56	0.75	1.31	0.63	—	—	0.63	—	10.02	14.43	0.92	0.88	0.88	5.76	5,815	31
12-31-15	10.11	0.58•	(0.77)	(0.19)	0.58	—	—	0.58	—	9.34	(2.15)	0.99	0.88	0.88	5.76	5,327	33
12-31-14	10.62	0.59	(0.48)	0.11	0.62	—	—	0.62	—	10.11	0.92	1.00	0.88	0.88	5.64	6,863	78
12-31-13	10.65	0.60•	(0.03)	0.57	0.60	—	—	0.60	—	10.62	5.47	1.00	0.90	0.90	5.63	6,722	26
Voya Large Cap Growth Portfolio
Class ADV
12-31-17	16.22	0.02	4.53	4.55	0.01	1.40	—	1.41	—	19.36	29.01	1.27	1.27	1.27	0.04	2,015,843	65
12-31-16	18.13	0.01	0.57	0.58	—	2.49	—	2.49	—	16.22	3.33	1.32	1.27	1.27	0.08	1,986,387	74
12-31-15	19.04	(0.01)	1.12	1.11	0.00*	2.02	—	2.02	—	18.13	5.72	1.42	1.24	1.24	(0.05)	2,244,745	70
12-31-14	18.22	0.02	2.26	2.28	0.01	1.45	—	1.46	—	19.04	13.03	1.43	1.16	1.16	0.07	2,454,572	65
12-31-13	14.17	0.03	4.24	4.27	0.06	0.16	—	0.22	—	18.22	30.29	1.43	1.07	1.07	0.14	2,519,145	77
Class I
12-31-17	17.34	0.12	4.87	4.99	0.13	1.40	—	1.53	—	20.80	29.74	0.67	0.67	0.67	0.63	2,124,109	65
12-31-16	19.21	0.13	0.60	0.73	0.11	2.49	—	2.60	—	17.34	3.96	0.67	0.67	0.67	0.68	1,769,295	74
12-31-15	20.05	0.11	1.19	1.30	0.12	2.02	—	2.14	—	19.21	6.38	0.67	0.64	0.64	0.55	1,876,362	70
12-31-14	19.10	0.12	2.38	2.50	0.10	1.45	—	1.55	—	20.05	13.62	0.68	0.60	0.60	0.63	1,837,186	65
12-31-13	14.80	0.09	4.46	4.55	0.09	0.16	—	0.25	—	19.10	30.95	0.68	0.60	0.60	0.61	1,469,089	77
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Growth Portfolio (continued)
Class R6
12-31-17	17.34	0.13•	4.87	5.00	0.13	1.40	—	1.53	—	20.81	29.80	0.67	0.67	0.67	0.65	33,736	65
12-31-16	19.21	0.13•	0.60	0.73	0.11	2.49	—	2.60	—	17.34	3.95	0.67	0.67	0.67	0.77	6,970	74
11-24-15(5) -
12-31-15	19.47	0.02•	(0.28)	(0.26)	—	—	—	—	—	19.21	(1.34)	0.67	0.67	0.67	1.02	3	70
Class S
12-31-17	16.97	0.07•	4.76	4.83	0.08	1.40	—	1.48	—	20.32	29.42	0.92	0.92	0.92	0.39	2,040,159	65
12-31-16	18.85	0.08	0.59	0.67	0.06	2.49	—	2.55	—	16.97	3.69	0.92	0.92	0.92	0.43	2,014,562	74
12-31-15	19.72	0.06•	1.16	1.22	0.07	2.02	—	2.09	—	18.85	6.11	0.92	0.89	0.89	0.30	2,077,008	70
12-31-14	18.82	0.07	2.35	2.42	0.07	1.45	—	1.52	—	19.72	13.35	0.93	0.85	0.85	0.38	2,349,585	65
12-31-13	14.61	0.06•	4.39	4.45	0.08	0.16	—	0.24	—	18.82	30.62	0.93	0.85	0.85	0.34	1,408,087	77
Class S2
12-31-17	16.86	0.04•	4.73	4.77	0.05	1.40	—	1.45	—	20.18	29.22	1.07	1.07	1.07	0.24	66,024	65
12-31-16	18.73	0.05	0.59	0.64	0.02	2.49	—	2.51	—	16.86	3.57	1.10	1.07	1.07	0.28	66,897	74
12-31-15	19.62	0.03•	1.15	1.18	0.05	2.02	—	2.07	—	18.73	5.90	1.17	1.04	1.04	0.15	78,138	70
12-31-14	18.72	0.03	2.36	2.39	0.04	1.45	—	1.49	—	19.62	13.24	1.18	1.00	1.00	0.23	87,242	65
12-31-13	14.54	0.02	4.37	4.39	0.05	0.16	—	0.21	—	18.72	30.39	1.18	1.00	1.00	0.21	53,802	77
Voya Large Cap Value Portfolio
Class ADV
12-31-17	11.79	0.18•	1.33	1.51	0.24	—	—	0.24	—	13.06	12.84	1.35	1.24	1.24	1.44	61,244	79
12-31-16	10.94	0.21	1.21	1.42	0.22	0.35	—	0.57	—	11.79	13.20	1.40	1.24	1.24	1.79	64,578	118
12-31-15	12.32	0.16	(0.74)	(0.58)	0.16	0.64	—	0.80	—	10.94	(5.06)	1.50	1.24	1.24	1.50	67,001	83
12-31-14	11.67	0.17•	0.92	1.09	0.22	0.22	—	0.44	—	12.32	9.42	1.50	1.24	1.24	1.40	65,989	111
12-31-13	9.13	0.13•	2.60	2.73	0.19	—	—	0.19	—	11.67	30.12	1.51	1.26	1.26	1.17	12,730	104
Class I
12-31-17	12.00	0.26•	1.36	1.62	0.32	—	—	0.32	—	13.30	13.55	0.75	0.64	0.64	2.06	428,068	79
12-31-16	11.12	0.28	1.23	1.51	0.28	0.35	—	0.63	—	12.00	13.89	0.75	0.64	0.64	2.39	572,744	118
12-31-15	12.50	0.25•	(0.76)	(0.51)	0.23	0.64	—	0.87	—	11.12	(4.46)	0.75	0.64	0.64	2.09	560,041	83
12-31-14	11.80	0.23	0.95	1.18	0.26	0.22	—	0.48	—	12.50	10.09	0.75	0.64	0.64	1.98	643,803	111
12-31-13	9.23	0.19•	2.64	2.83	0.26	—	—	0.26	—	11.80	30.86	0.76	0.66	0.66	1.78	558,826	104
Class R6
12-31-17	11.99	0.26•	1.35	1.61	0.32	—	—	0.32	—	13.28	13.47	0.75	0.64	0.64	2.06	836	79
12-31-16	11.12	0.23•	1.27	1.50	0.28	0.35	—	0.63	—	11.99	13.80	0.75	0.64	0.64	2.01	550	118
11-24-15(5) -
12-31-15	11.59	0.03•	(0.30)	(0.27)	0.20	—	—	0.20	—	11.12	(2.37)	0.75	0.64	0.64	2.71	3	83
Class S
12-31-17	11.86	0.23•	1.34	1.57	0.29	—	—	0.29	—	13.14	13.23	1.00	0.89	0.89	1.80	800,421	79
12-31-16	11.00	0.24•	1.22	1.46	0.25	0.35	—	0.60	—	11.86	13.58	1.00	0.89	0.89	2.14	934,779	118
12-31-15	12.37	0.21	(0.74)	(0.53)	0.20	0.64	—	0.84	—	11.00	(4.66)	1.00	0.89	0.89	1.84	999,196	83
12-31-14	11.70	0.21•	0.92	1.13	0.24	0.22	—	0.46	—	12.37	9.71	1.00	0.89	0.89	1.73	1,069,662	111
12-31-13	9.14	0.17•	2.61	2.78	0.22	—	—	0.22	—	11.70	30.66	1.01	0.91	0.91	1.53	608,298	104
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Value Portfolio (continued)
Class S2
12-31-17	11.86	0.20•	1.35	1.55	0.26	—	—	0.26	—	13.15	13.10	1.15	1.04	1.04	1.64	229	79
12-31-16	11.00	0.22•	1.22	1.44	0.23	0.35	—	0.58	—	11.86	13.40	1.18	1.04	1.04	2.00	537	118
12-31-15	12.36	0.20•	(0.75)	(0.55)	0.17	0.64	—	0.81	—	11.00	(4.82)	1.25	1.04	1.04	1.68	596	83
12-31-14	11.69	0.20•	0.92	1.12	0.23	0.22	—	0.45	—	12.36	9.67	1.25	1.04	1.04	1.66	798	111
09-09-13(5) -
12-31-13	10.74	0.05•	0.92	0.97	0.02	—	—	0.02	—	11.69	9.06	1.26	1.06	1.06	1.33	3	104
Voya Limited Maturity Bond Portfolio
Class ADV
12-31-17	9.76	0.10	0.00*	0.10	0.13	—	0.01	0.14	—	9.72	0.94	0.89	0.89	0.89	1.03	19,695	305
12-31-16	9.83	0.09•	0.00*	0.09	0.16	—	—	0.16	—	9.76	0.91	0.93	0.88	0.88	0.87	22,864	174
12-31-15	9.87	0.06•	(0.05)	0.01	0.05	—	—	0.05	—	9.83	0.15	1.03	0.88	0.88	0.59	28,178	325
12-31-14	9.88	0.07	(0.04)	0.03	0.04	—	—	0.04	—	9.87	0.31	1.03	0.88	0.88	0.57	36,335	433
12-31-13	9.92	0.03	0.01	0.04	0.08	—	—	0.08	—	9.88	0.36	1.03	0.88	0.88	0.35	40,656	527
Class I
12-31-17	9.96	0.16	(0.01)	0.15	0.19	—	0.01	0.20	—	9.91	1.45	0.29	0.29	0.29	1.63	188,672	305
12-31-16	10.09	0.15•	0.00*	0.15	0.28	—	—	0.28	—	9.96	1.53	0.28	0.28	0.28	1.46	170,578	174
12-31-15	10.13	0.12•	(0.04)	0.08	0.12	—	—	0.12	—	10.09	0.82	0.28	0.28	0.28	1.20	162,082	325
12-31-14	10.14	0.12•	(0.03)	0.09	0.10	—	—	0.10	—	10.13	0.88	0.28	0.28	0.28	1.17	143,860	433
12-31-13	10.17	0.10•	(0.01)	0.09	0.12	—	—	0.12	—	10.14	0.90	0.28	0.28	0.28	0.94	110,389	527
Class S
12-31-17	10.04	0.14	(0.02)	0.12	0.16	—	0.01	0.17	—	9.99	1.20	0.54	0.54	0.54	1.38	83,412	305
12-31-16	10.15	0.13	0.00*	0.13	0.24	—	—	0.24	—	10.04	1.28	0.53	0.53	0.53	1.21	99,063	174
12-31-15	10.19	0.10	(0.04)	0.06	0.10	—	—	0.10	—	10.15	0.55	0.53	0.53	0.53	0.94	99,356	325
12-31-14	10.19	0.10	(0.03)	0.07	0.07	—	—	0.07	—	10.19	0.69	0.53	0.53	0.53	0.92	105,215	433
12-31-13	10.21	0.08	(0.01)	0.07	0.09	—	—	0.09	—	10.19	0.71	0.53	0.53	0.53	0.69	117,451	527
Voya Multi-Manager Large Cap Core Portfolio
Class ADV
12-31-17	14.79	0.06	2.95	3.01	0.07	0.97	—	1.04	—	16.76	21.04	1.33	1.32	1.31	0.37	1,110	28
12-31-16	14.42	0.08•	1.06	1.14	0.23	0.54	—	0.77	—	14.79	8.09	1.38	1.32	1.32	0.56	1,103	41
12-31-15	15.54	0.08•	(0.19)	(0.11)	0.05	0.96	—	1.01	—	14.42	(0.93)	1.48	1.32	1.32	0.50	1,245	55
12-31-14	14.72	0.09	1.99	2.08	0.11	1.15	—	1.26	—	15.54	14.66	1.48	1.32	1.32	0.60	1,690	44
12-31-13	11.38	0.09•	3.30	3.39	0.05	—	—	0.05	—	14.72	29.80	1.50	1.33	1.33	0.67	1,541	105
Class I
12-31-17	14.89	0.15•	2.99	3.14	0.18	0.97	—	1.15	—	16.88	21.73	0.73	0.72	0.71	0.96	281,959	28
12-31-16	14.50	0.17•	1.08	1.25	0.32	0.54	—	0.86	—	14.89	8.81	0.73	0.72	0.72	1.16	304,474	41
12-31-15	15.63	0.17•	(0.19)	(0.02)	0.15	0.96	—	1.11	—	14.50	(0.35)	0.73	0.72	0.72	1.13	337,886	55
12-31-14	14.79	0.18•	2.00	2.18	0.19	1.15	—	1.34	—	15.63	15.31	0.73	0.72	0.72	1.20	262,017	44
12-31-13	11.42	0.17•	3.33	3.50	0.13	—	—	0.13	—	14.79	30.66	0.75	0.73	0.73	1.28	316,869	105
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager Large Cap Core Portfolio (continued)
Class R6
12-31-17	14.89	0.15	2.98	3.13	0.18	0.97	—	1.15	—	16.87	21.66	0.73	0.72	0.71	0.96	4	28
05-03-16(5) - 12-31-16	14.65	0.12•	0.98	1.10	0.32	0.54	—	0.86	—	14.89	7.70	0.73	0.72	0.72	1.21	3	41
Class S
12-31-17	14.91	0.11•	2.98	3.09	0.13	0.97	—	1.10	—	16.90	21.39	0.98	0.97	0.96	0.72	54,045	28
12-31-16	14.52	0.13•	1.09	1.22	0.29	0.54	—	0.83	—	14.91	8.52	0.98	0.97	0.97	0.91	57,393	41
12-31-15	15.64	0.13•	(0.18)	(0.05)	0.11	0.96	—	1.07	—	14.52	(0.56)	0.98	0.97	0.97	0.85	61,430	55
12-31-14	14.81	0.13	2.01	2.14	0.16	1.15	—	1.31	—	15.64	14.99	0.98	0.97	0.97	0.95	68,942	44
12-31-13	11.44	0.14•	3.32	3.46	0.09	—	—	0.09	—	14.81	30.29	1.00	0.98	0.98	1.02	56,868	105
Voya U.S. Stock Index Portfolio
Class ADV
12-31-17	13.38	0.18•	2.53	2.71	0.18	0.72	—	0.90	—	15.19	20.82	0.80	0.80	0.80	1.23	116,091	6
12-31-16	12.97	0.19	1.21	1.40	0.20	0.79	—	0.99	—	13.38	11.11	0.87	0.80	0.80	1.37	116,242	5
12-31-15	14.32	0.18	(0.07)	0.11	0.18	1.28	—	1.46	—	12.97	0.54	1.01	0.79	0.79	1.33	119,692	12
12-31-14	14.26	0.17	1.58	1.75	0.20	1.49	—	1.69	—	14.32	12.77	1.02	0.80	0.80	1.26	122,012	7
12-31-13	11.27	0.16	3.34	3.50	0.20	0.31	—	0.51	—	14.26	31.40	1.02	0.80	0.80	1.32	105,584	9
Class I
12-31-17	13.79	0.26•	2.63	2.89	0.27	0.72	—	0.99	—	15.69	21.46	0.27	0.27	0.27	1.75	3,469,721	6
12-31-16	13.34	0.26	1.25	1.51	0.27	0.79	—	1.06	—	13.79	11.65	0.27	0.27	0.27	1.90	4,195,761	5
12-31-15	14.68	0.26•	(0.06)	0.20	0.26	1.28	—	1.54	—	13.34	1.11	0.26	0.26	0.26	1.86	4,149,051	12
12-31-14	14.57	0.26•	1.61	1.87	0.27	1.49	—	1.76	—	14.68	13.37	0.27	0.27	0.27	1.79	4,186,235	7
12-31-13	11.50	0.24•	3.40	3.64	0.26	0.31	—	0.57	—	14.57	32.04	0.27	0.27	0.27	1.85	4,322,478	9
Class P2
05-03-17(5) - 12-31-17	14.79	0.19•	1.72	1.91	0.27	0.72	—	0.99	—	15.71	13.39	0.27	0.15	0.15	1.92	1,225,483	6
Class S
12-31-17	13.69	0.21	2.62	2.83	0.23	0.72	—	0.95	—	15.57	21.22	0.52	0.51	0.51	1.52	78,577	6
12-31-16	13.26	0.22•	1.25	1.47	0.25	0.79	—	1.04	—	13.69	11.35	0.52	0.51	0.51	1.66	61,754	5
12-31-15	14.59	0.23•	(0.07)	0.16	0.21	1.28	—	1.49	—	13.26	0.89	0.51	0.50	0.50	1.62	50,470	12
12-31-14	14.49	0.23•	1.60	1.83	0.24	1.49	—	1.73	—	14.59	13.11	0.52	0.51	0.51	1.55	57,095	7
12-31-13	11.44	0.20	3.39	3.59	0.23	0.31	—	0.54	—	14.49	31.75	0.52	0.51	0.51	1.61	37,259	9
Class S2
12-31-17	13.54	0.21	2.56	2.77	0.20	0.72	—	0.92	—	15.39	21.03	0.67	0.67	0.67	1.35	189,330	6
12-31-16	13.12	0.21	1.22	1.43	0.22	0.79	—	1.01	—	13.54	11.19	0.70	0.67	0.67	1.50	175,340	5
12-31-15	14.46	0.20•	(0.06)	0.14	0.20	1.28	—	1.48	—	13.12	0.75	0.76	0.66	0.66	1.46	182,682	12
12-31-14	14.38	0.19	1.60	1.79	0.22	1.49	—	1.71	—	14.46	12.94	0.77	0.67	0.67	1.39	177,899	7
12-31-13	11.37	0.19•	3.35	3.54	0.22	0.31	—	0.53	—	14.38	31.46	0.77	0.67	0.67	1.46	157,313	9
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Clarion Real Estate Portfolio
Class ADV
12-31-17	35.00	0.53•	1.14	1.67	0.66	—	—	0.66	—	36.01	4.82	1.45	1.31	1.31	1.50	75,575	82
12-31-16	34.11	0.47•	0.88	1.35	0.46	—	—	0.46	—	35.00	3.86	1.49	1.31	1.31	1.33	90,084	43
12-31-15	33.65	0.36•	0.49	0.85	0.39	—	—	0.39	—	34.11	2.58	1.59	1.31	1.31	1.08	90,056	41
12-31-14	26.29	0.33•	7.39	7.72	0.36	—	—	0.36	—	33.65	29.48	1.59	1.28	1.28	1.08	89,699	30
12-31-13	26.18	0.30•	0.15	0.45	0.34	—	—	0.34	—	26.29	1.65	1.61	1.21	1.21	1.11	62,462	52
Class I
12-31-17	36.68	0.79•	1.19	1.98	0.90	—	—	0.90	—	37.76	5.47	0.85	0.71	0.71	2.14	100,423	82
12-31-16	35.71	0.72•	0.92	1.64	0.67	—	—	0.67	—	36.68	4.47	0.84	0.71	0.71	1.96	105,754	43
12-31-15	35.17	0.58•	0.52	1.10	0.56	—	—	0.56	—	35.71	3.20	0.84	0.71	0.71	1.65	128,447	41
12-31-14	27.42	0.52•	7.73	8.25	0.50	—	—	0.50	—	35.17	30.27	0.84	0.68	0.68	1.64	142,041	30
12-31-13	27.22	0.48•	0.17	0.65	0.45	—	—	0.45	—	27.42	2.27	0.86	0.61	0.61	1.67	116,778	52
Class S
12-31-17	36.58	0.68•	1.19	1.87	0.78	—	—	0.78	—	37.67	5.18	1.10	0.96	0.96	1.83	290,716	82
12-31-16	35.60	0.61•	0.94	1.55	0.57	—	—	0.57	—	36.58	4.24	1.09	0.96	0.96	1.66	375,761	43
12-31-15	35.06	0.48•	0.53	1.01	0.47	—	—	0.47	—	35.60	2.95	1.09	0.96	0.96	1.38	430,712	41
12-31-14	27.35	0.43•	7.70	8.13	0.42	—	—	0.42	—	35.06	29.87	1.09	0.93	0.93	1.37	489,653	30
12-31-13	27.14	0.39•	0.19	0.58	0.37	—	—	0.37	—	27.35	2.06	1.11	0.86	0.86	1.38	420,035	52
Class S2
12-31-17	36.35	0.62•	1.18	1.80	0.71	—	—	0.71	—	37.44	5.02	1.25	1.11	1.11	1.68	17,937	82
12-31-16	35.39	0.55•	0.93	1.48	0.52	—	—	0.52	—	36.35	4.07	1.27	1.11	1.11	1.52	22,911	43
12-31-15	34.85	0.44•	0.51	0.95	0.41	—	—	0.41	—	35.39	2.79	1.34	1.11	1.11	1.26	26,084	41
12-31-14	27.18	0.38•	7.76	8.05	0.38	—	—	0.38	—	34.85	29.74	1.34	1.08	1.08	1.21	28,313	30
12-31-13	26.99	0.35•	0.18	0.53	0.34	—	—	0.34	—	27.18	1.87	1.36	1.01	1.01	1.25	25,796	52
VY® Franklin Income Portfolio
Class ADV
12-31-17	10.62	0.46•	0.58	1.04	0.48	—	—	0.48	—	11.18	10.03	1.39	1.26	1.26	4.16	81,767	22
12-31-16	9.82	0.42•	1.05	1.47	0.67	—	—	0.67	—	10.62	15.26	1.43	1.36	1.36	4.14	72,064	42
12-31-15	11.03	0.40•	(1.11)	(0.71)	0.50	—	—	0.50	—	9.82	(6.72)	1.52	1.37	1.37	3.80	68,152	18
12-31-14	10.94	0.41•	0.12	0.53	0.44	—	—	0.44	—	11.03	4.69	1.51	1.36	1.36	3.66	78,155	26
12-31-13	10.09	0.41•	0.98	1.39	0.54	—	—	0.54	—	10.94	14.14	1.51	1.36	1.36	3.91	53,031	23
Class I
12-31-17	11.05	0.54•	0.60	1.14	0.54	—	—	0.54	—	11.65	10.56	0.79	0.66	0.66	4.76	9,393	22
12-31-16	10.18	0.50•	1.09	1.59	0.72	—	—	0.72	—	11.05	16.02	0.78	0.76	0.76	4.74	9,478	42
12-31-15	11.43	0.47•	(1.16)	(0.69)	0.56	—	—	0.56	—	10.18	(6.34)	0.77	0.77	0.77	4.11	9,222	18
12-31-14	11.30	0.51•	0.09	0.60	0.47	—	—	0.47	—	11.43	5.21	0.76	0.76	0.76	4.31	311,844	26
12-31-13	10.38	0.46	1.04	1.50	0.58	—	—	0.58	—	11.30	14.81	0.76	0.76	0.76	4.53	326,510	23
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Franklin Income Portfolio (continued)
Class S
12-31-17	10.99	0.51•	0.60	1.11	0.51	—	—	0.51	—	11.59	10.33	1.04	0.91	0.91	4.52	361,336	22
12-31-16	10.14	0.47•	1.09	1.56	0.71	—	—	0.71	—	10.99	15.68	1.03	1.01	1.01	4.49	411,297	42
12-31-15	11.35	0.45•	(1.13)	(0.68)	0.53	—	—	0.53	—	10.14	(6.31)	1.02	1.02	1.02	4.14	414,907	18
12-31-14	11.23	0.47•	0.10	0.57	0.45	—	—	0.45	—	11.35	4.91	1.01	1.01	1.01	4.05	554,146	26
12-31-13	10.31	0.46•	1.02	1.48	0.56	—	—	0.56	—	11.23	14.64	1.01	1.01	1.01	4.28	556,255	23
Class S2
12-31-17	10.96	0.50•	0.59	1.09	0.49	—	—	0.49	—	11.56	10.16	1.19	1.06	1.06	4.38	5,389	22
12-31-16	10.11	0.45•	1.09	1.54	0.69	—	—	0.69	—	10.96	15.52	1.21	1.16	1.16	4.34	7,701	42
12-31-15	11.32	0.44•	(1.15)	(0.71)	0.50	—	—	0.50	—	10.11	(6.51)	1.27	1.17	1.17	3.99	7,770	18
12-31-14	11.20	0.45	0.10	0.55	0.43	—	—	0.43	—	11.32	4.79	1.26	1.16	1.16	3.91	10,975	26
12-31-13	10.29	0.45•	1.00	1.45	0.54	—	—	0.54	—	11.20	14.40	1.26	1.16	1.16	4.14	10,543	23
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-17	18.54	0.01	2.71	2.72	0.04	1.10	—	1.14	—	20.12	15.17	1.45	1.45	1.45	0.03	131,488	36
12-31-16	16.82	0.03	3.33	3.36	0.04	1.60	—	1.64	—	18.54	21.17	1.50	1.45	1.45	0.17	120,442	40
12-31-15	19.83	0.01	(0.58)	(0.57)	—	2.44	—	2.44	—	16.82	(4.02)	1.60	1.45	1.45	0.12	105,259	38
12-31-14	20.05	(0.03)	1.55	1.52	0.04	1.70	—	1.74	—	19.83	7.94	1.60	1.45	1.45	(0.11)	101,728	42
12-31-13	14.94	0.02•	5.66	5.68	0.13	0.44	—	0.57	—	20.05	38.52	1.61	1.46	1.46	0.13	85,366	41
Class I
12-31-17	19.59	0.13	2.88	3.01	0.15	1.10	—	1.25	—	21.35	15.86	0.85	0.85	0.85	0.62	188,213	36
12-31-16	17.68	0.14	3.52	3.66	0.15	1.60	—	1.75	—	19.59	21.92	0.85	0.85	0.85	0.77	178,586	40
12-31-15	20.70	0.14	(0.62)	(0.48)	0.10	2.44	—	2.54	—	17.68	(3.45)	0.85	0.85	0.85	0.72	159,243	38
12-31-14	20.81	0.09	1.62	1.71	0.12	1.70	—	1.82	—	20.70	8.61	0.85	0.85	0.85	0.48	160,190	42
12-31-13	15.43	0.12	5.87	5.99	0.17	0.44	—	0.61	—	20.81	39.36	0.86	0.86	0.86	0.70	136,611	41
Class R6
12-31-17	19.58	0.15•	2.86	3.01	0.15	1.10	—	1.25	—	21.34	15.87	0.85	0.85	0.85	0.73	17,009	36
05-03-16(5) - 12-31-16	17.80	0.15•	3.38	3.53	0.15	1.60	—	1.75	—	19.58	21.04	0.85	0.85	0.85	1.22	30	40
Class S
12-31-17	19.35	0.07•	2.85	2.92	0.10	1.10	—	1.20	—	21.07	15.56	1.10	1.10	1.10	0.37	385,636	36
12-31-16	17.48	0.10	3.46	3.56	0.09	1.60	—	1.69	—	19.35	21.59	1.10	1.10	1.10	0.52	436,518	40
12-31-15	20.49	0.09	(0.62)	(0.53)	0.04	2.44	—	2.48	—	17.48	(3.68)	1.10	1.10	1.10	0.47	404,369	38
12-31-14	20.62	0.05	1.59	1.64	0.07	1.70	—	1.77	—	20.49	8.35	1.10	1.10	1.10	0.22	459,361	42
12-31-13	15.31	0.06	5.83	5.89	0.14	0.44	—	0.58	—	20.62	38.95	1.11	1.11	1.11	0.46	482,759	41
Class S2
12-31-17	19.15	0.04•	2.82	2.86	0.06	1.10	—	1.16	—	20.85	15.42	1.25	1.25	1.25	0.22	35,440	36
12-31-16	17.31	0.06•	3.44	3.50	0.06	1.60	—	1.66	—	19.15	21.39	1.28	1.25	1.25	0.37	39,721	40
12-31-15	20.32	0.06	(0.62)	(0.56)	0.01	2.44	—	2.45	—	17.31	(3.87)	1.35	1.25	1.25	0.33	40,756	38
12-31-14	20.45	0.02	1.59	1.61	0.04	1.70	—	1.74	—	20.32	8.24	1.35	1.25	1.25	0.07	48,220	42
12-31-13	15.19	0.05•	5.76	5.81	0.11	0.44	—	0.55	—	20.45	38.73	1.36	1.26	1.26	0.29	51,463	41
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Templeton Global Growth Portfolio
Class ADV
12-31-17	9.50	0.12	1.56	1.68	0.15	0.07	—	0.22	—	10.96	17.76	1.57	1.43	1.43	1.17	7	26
12-31-16	13.16	0.13•	0.84	0.97	0.46	4.17	—	4.63	—	9.50	10.47	1.62	1.55	1.55	1.22	6	23
12-31-15	15.08	0.17	(1.27)	(1.10)	0.37	0.45	—	0.82	—	13.16	(7.89)	1.68	1.53	1.53	1.20	6	21
12-31-14	15.70	0.30	(0.78)	(0.48)	0.14	—	—	0.14	—	15.08	(3.11)	1.64	1.49	1.49	1.89	6	18
12-31-13	12.23	0.12	3.54	3.66	0.19	—	—	0.19	—	15.70	30.13	1.64	1.49	1.49	0.89	6	12
Class I
12-31-17	9.82	0.19	1.61	1.80	0.20	0.07	—	0.27	—	11.35	18.46	0.97	0.83	0.83	1.77	2,236	26
12-31-16	13.46	0.20•	0.88	1.08	0.55	4.17	—	4.72	—	9.82	11.16	0.97	0.95	0.95	1.85	1,916	23
12-31-15	15.40	0.33•	(1.36)	(1.03)	0.46	0.45	—	0.91	—	13.46	(7.31)	0.90	0.90	0.90	2.07	1,837	21
12-31-14	16.02	0.40•	(0.79)	(0.39)	0.23	—	—	0.23	—	15.40	(2.56)	0.89	0.89	0.89	2.47	298,762	18
12-31-13	12.46	0.21•	3.61	3.82	0.26	—	—	0.26	—	16.02	30.96	0.89	0.89	0.89	1.50	319,415	12
Class S
12-31-17	9.90	0.16•	1.63	1.79	0.17	0.07	—	0.24	—	11.45	18.22	1.22	1.08	1.08	1.53	175,462	26
12-31-16	13.52	0.20	0.85	1.05	0.50	4.17	—	4.67	—	9.90	10.89	1.22	1.20	1.20	1.59	188,514	23
12-31-15	15.46	0.24•	(1.32)	(1.08)	0.41	0.45	—	0.86	—	13.52	(7.56)	1.18	1.18	1.18	1.57	203,957	21
12-31-14	16.08	0.36•	(0.79)	(0.43)	0.19	—	—	0.19	—	15.46	(2.77)	1.14	1.14	1.14	2.25	257,772	18
12-31-13	12.51	0.18•	3.62	3.80	0.23	—	—	0.23	—	16.08	30.62	1.14	1.14	1.14	1.25	307,054	12
Class S2
12-31-17	9.80	0.15•	1.61	1.76	0.16	0.07	—	0.23	—	11.33	18.05	1.37	1.23	1.23	1.39	3,007	26
12-31-16	13.42	0.18	0.85	1.03	0.48	4.17	—	4.65	—	9.80	10.69	1.40	1.35	1.35	1.45	2,980	23
12-31-15	15.34	0.21•	(1.30)	(1.09)	0.38	0.45	—	0.83	—	13.42	(7.69)	1.43	1.33	1.33	1.42	3,401	21
12-31-14	15.97	0.34•	(0.80)	(0.46)	0.17	—	—	0.17	—	15.34	(2.98)	1.39	1.29	1.29	2.12	4,879	18
12-31-13	12.43	0.16•	3.59	3.75	0.21	—	—	0.21	—	15.97	30.46	1.39	1.29	1.29	1.10	5,901	12

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017

NOTE 1 — ORGANIZATION
Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-four active separate investment series. The ten series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya High Yield Portfolio (“High Yield”), Voya Large Cap Growth Portfolio (“Large Cap Growth”), Voya Large Cap Value Portfolio (“Large Cap Value”), Voya Limited Maturity Bond Portfolio (“Limited Maturity Bond”), Voya Multi-Manager Large Cap Core Portfolio (“Multi-Manager Large Cap Core”), Voya U.S. Stock Index Portfolio (“U.S. Stock Index”), VY® Clarion Real Estate Portfolio (“Clarion Real Estate”), VY® Franklin Income Portfolio (“Franklin Income”), VY® JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”), and VY® Templeton Global Growth Portfolio (“Templeton Global Growth”), each a diversified series of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”), Class P2, Class R6, Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Prior to
May 1, 2017, Directed Services LLC, a Delaware limited liability company, served as the investment adviser to the Portfolios. There were no changes to the services provided or the fees charged to the Portfolios upon the replacement of Directed Services LLC with Voya Investments. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to High Yield, Large Cap Growth, Large Cap Value, Limited Maturity Bond, and U.S. Stock Index. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investmentaa companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. Clarion Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Clarion Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by High Yield and Limited Maturity Bond. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements. At December 31, 2017, there were no open OTC derivative instruments in any Portfolio.
H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.
During the year ended December 31, 2017, Templeton Global Growth had an average contract amount on forward foreign currency contracts purchased and sold of  $68,665 and $519,810, respectively. The Portfolio used forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. At December 31, 2017, there were no open forward currency contracts in any Portfolio.
I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2017, Large Cap Value, U.S. Stock Index and JPMorgan Small Cap Core Equity have purchased futures contracts on various equity indexes to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. In addition, Limited Maturity Bond has purchased and sold futures contracts on treasury futures to manage the duration and yield curve of the Portfolio. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities. With futures, there is

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against counterparty default.
During the year ended December 31, 2017, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open futures contracts at December 31, 2017. There were no open futures contracts for Large Cap Value at December 31, 2017.
	Purchased	Sold
Large Cap Value	$3,801,540	$—
Limited Maturity Bond	50,136,500	24,323,458
U.S. Stock Index	42,287,843	—
JPMorgan Small Cap Core Equity	5,734,252	—
J. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
During the year ended December 31, 2017, there were no option contracts entered into by any Portfolio.
K. Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following the Portfolios of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolios of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
During the year ended December 31, 2017, the Portfolios did not enter into any credit default swaps to buy or sell protection.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
During the year ended December 31, 2017, Limited Maturity Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps for Limited Maturity Bond were $7,584,000.
Limited Maturity Bond enters into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. There were no open interest rate swaps for any Portfolio at December 31, 2017.
L. Equity-Linked Securities. Franklin Income invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income earned from equity-linked securities is recorded as Interest income in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The Portfolio records the net change in the fair value of the equity-linked security on the accompanying Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the equity-linked security. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Portfolio. Please refer to the Portfolio of Investments for open equity-linked securities at December 31, 2017.
M. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. There were no open repurchase agreements for any Portfolio at December 31, 2017.
N. Securities Lending. Each Portfolio may loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
O. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
P. Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.
Q. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2017, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:
	Purchases	Sales
High Yield	$221,968,222	$299,543,912
Large Cap Growth	3,992,155,419	5,098,477,188
Large Cap Value	1,099,748,038	1,509,147,244
Limited Maturity Bond	146,042,061	130,895,364
Multi-Manager Large Cap Core	95,282,483	189,785,269
U.S. Stock Index	306,314,017	633,252,066
Clarion Real Estate	438,112,929	559,369,085
Franklin Income	101,014,282	155,537,459
JPMorgan Small Cap Core Equity	265,276,002	388,307,156
Templeton Global Growth	49,075,522	82,827,234
U.S. government securities not included above were as follows:
	Purchases	Sales
Limited Maturity Bond	$699,356,422	$769,467,641
NOTE 4 — INVESTMENT MANAGEMENT FEES
Large Cap Growth, Large Cap Value, Clarion Real Estate and Franklin Income have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Large Cap Growth	0.65% on the first $5.5 billion; 0.62% on the next $1.5 billion; 0.60% on the next $3 billion; and 0.59% on the amount in excess of $10 billion
Large Cap Value	0.75% on the first $500 million; 0.70% on the next $1.5 billion; and 0.65% on the amount in excess of $2 billion
Clarion Real Estate	0.85% on the first $200 million; 0.80% on the next $550 million; and 0.75% on the amount in excess of $750 million
Franklin Income	0.75% on the first $500 million; and 0.70% on the amount in excess of $500 million

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

With the exception of the Portfolios in the table above, the Investment Adviser provides the below Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Effective May 1, 2017, Voya Investments, the Investment Adviser to Multi-Manager Large Cap Core, may, from time to time, directly manage a portion of the Portfolio’s investment portfolio. Pursuant to the Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of a Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of each Portfolio:
Portfolio	Fee
High Yield	0.490% on the first $1 billion; 0.480% on the next $1 billion; 0.470% on the amount in excess of $2 billion
Limited Maturity Bond(1)	0.350% on the first $200 million; 0.300% on the next $300 million; 0.250% on the amount in excess of $500 million
Multi-Manager Large Cap Core	0.725% on the first $500 million; 0.675% on the next $500 million; 0.625% on the amount in excess of $1 billion
U.S. Stock Index	0.260%
JPMorgan Small Cap Core Equity	0.900% on the first $200 million; 0.850% on the next $300 million; 0.800% on the next $250 million; 0.750% on the amount in excess of $750 million
Templeton Global Growth	0.960% on the first $250 million; 0.860% on the next $250 million; 0.760% on the amount in excess of $500 million

(1)
The assets of Limited Maturity Bond are aggregated with those of Voya Government Liquid Assets Portfolio, which is not included in this report, to determine the Unified Fee applicable to the Portfolio.

The Investment Adviser has contractually agreed to waive a portion of the management fee for High Yield, Large Cap Value, Multi-Manager Large Cap Core, Clarion Real Estate, Franklin Income and Templeton Global Growth in
connection with sub-advisory fee reductions for these Portfolios. The waiver is calculated as follows: Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the period ended April 30, 2017, Directed Services LLC waived $31,956, $59,967, $8,549, $76,239, $31,315 and $12,224 for High Yield, Large Cap Value, Multi-Manager Large Cap Core, Clarion Real Estate, Franklin Income and Templeton Global Growth, respectively. From May 1, 2017 to December 31, 2017, Voya Investments waived $61,266, $100,162, $14,697, $141,151, $59,581 and $24,137 for High Yield, Large Cap Value, Multi-Manager Large Cap Core, Clarion Real Estate, Franklin Income and Templeton Global Growth, respectively. Termination or modification of these obligations requires approval by the Board.
At the July 13, 2017 Board meeting, the Board ratified and approved a sub-advisory fee waiver agreement for JPMorgan Small Cap Core Equity effective June 1, 2017. In connection with this sub-advisory fee waiver, the Board ratified and approved a management fee waiver whereby the management fee for JPMorgan Small Cap Core Equity is reduced by the same amount as the reduction in sub-advisory fees also effective June 1, 2017. For the year ended December 31, 2017, Voya Investments waived $2,011 in management fees for the Portfolio. Termination or modification of these obligations requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):
Portfolio	Sub-Adviser
High Yield	Voya Investment Management Co. LLC*
Large Cap Growth	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
Limited Maturity Bond	Voya Investment Management Co. LLC*
Multi-Manager Large Cap Core	Columbia Management Investment Advisers, LLC and The London Company of Virginia, LLC
U.S. Stock Index	Voya Investment Management Co. LLC*
Clarion Real Estate	CBRE Clarion Securities LLC
Franklin Income	Franklin Advisers, Inc.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Portfolio	Sub-Adviser
JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.
Templeton Global Growth	Templeton Global Advisors Limited
NOTE 5 — DISTRIBUTION AND SERVICE FEES
The Trust has entered into a shareholder service plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each respective Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Each respective Portfolio that offers Class S2 shares has entered into a distribution plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a distribution fee, for distribution services including payments to the Distributor at an annual rate of 0.15% of the average daily net assets. The Distributor has contractually agreed to waive 0.01% of the shareholder service fee for Class S shares of U.S. Stock Index. Termination or modification of this obligation requires approval by the Board.
Class ADV shares of the respective Portfolios have a shareholder service and distribution plan. The respective Portfolios pay the Distributor a service fee of 0.25% and a distribution fee of 0.35% of each Portfolio’s average daily net assets attributable to Class ADV shares, except for U.S. Stock Index, which pays a distribution fee of 0.28%.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Limited Maturity Bond	7.02%
	JPMorgan Small Cap Core Equity	8.13
Security Life of Denver Insurance Company	Limited Maturity Bond	8.80
Voya Index Solution 2035 Portfolio	U.S. Stock Index	5.92
Voya Institutional Trust Company	High Yield	14.77
	Large Cap Growth	15.25
	Large Cap Value	5.04
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
	Limited Maturity Bond	6.96
	U.S. Stock Index	5.39
	Clarion Real Estate	22.31
	Franklin Income	17.92
	JPMorgan Small Cap Core Equity	23.13
Voya Insurance and Annuity Company	High Yield	54.11
	Large Cap Growth	48.29
	Large Cap Value	59.31
	Limited Maturity Bond	9.27
	Multi-Manager Large Cap Core	15.45
	Clarion Real Estate	31.46
	Franklin Income	75.68
	JPMorgan Small Cap Core Equity	34.19
	Templeton Global Growth	93.67
Voya Retirement Growth Portfolio	U.S. Stock Index	19.60
Voya Retirement Insurance and Annuity Company	High Yield	27.30
	Large Cap Growth	25.93
	Large Cap Value	28.62
	Multi-Manager Large Cap Core	6.58
	U.S. Stock Index	16.81
	Clarion Real Estate	34.43
	JPMorgan Small Cap Core Equity	28.71
Voya Retirement Moderate Growth Portfolio	U.S. Stock Index	12.39
Voya Retirement Moderate Portfolio	U.S. Stock Index	5.26
Voya Solution 2025 Portfolio	Multi-Manager Large Cap Core	11.05
Voya Solution 2035 Portfolio	Multi-Manager Large Cap Core	21.75
Voya Solution 2045 Portfolio	Multi-Manager Large Cap Core	20.72
Voya Solution 2055 Portfolio	Multi-Manager Large Cap Core	6.61
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Large Cap Core	10.70
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Portfolio(s) may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 of the 1940 Act. For the year ended December 31, 2017, Large Cap Growth engaged in such sales transactions totaling $114,522,252.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class P2	Class R6	Class S	Class S2
Large Cap Growth(1)	1.27%	0.67%	N/A	0.67%	0.92%	1.07%
Large Cap Value(2)	1.29%	0.69%	N/A	0.69%	0.94%	1.09%
U.S. Stock Index(3)	N/A	N/A	0.15%	N/A	N/A	N/A
Clarion Real Estate	1.35%	0.75%	N/A	N/A	1.00%	1.15%
Franklin Income(4)	1.28%	0.68%	N/A	N/A	0.93%	1.08%
Templeton Global Growth(5)	1.45%	0.85%	N/A	N/A	1.10%	1.25%

(1)
Any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

(2)
Pursuant to a side letter agreement, through May 1, 2018, the Investment Adviser has further lowered the expense limits for Large Cap Value to 1.25%, 0.65%, 0.65%, 0.90%, and 1.05% for Class ADV, Class I, Class R6, Class S, and Class S2, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(3)
Expense limit was implemented on May 1, 2017.

(4)
Prior to January 1, 2017, the expense limits for Franklin Income were 1.39%, 0.79%, 1.04% and 1.19% for Classes ADV, I, S and S2, respectively.

(5)
Expense limit was implemented on January 1, 2017.

Unless otherwise specified above, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by each Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2017 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2018	2019	2020	Total
Clarion Real Estate	$639,262	$606,237	$549,763	$1,795,262
Franklin Income	—	—	496,880	496,880
Templeton Global Growth	—	—	227,636	227,636
US Stock Index Portfolio	—	—	837,720	837,720
The Expense Limitation Agreements are contractual through May 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 19, 2017, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 8 — LINE OF CREDIT (continued)

The below Portfolios utilized the line of credit during the year ended December 31, 2017 as follows:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large Cap Growth	6	$22,022,163	1.88%
Large Cap Value	2	4,553,000	2.16
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Limited Maturity Bond	4	894,750	2.16
Multi-Manager Large Cap Core	11	831,545	1.76
U.S. Stock Index	16	14,910,063	1.90
Clarion Real Estate	1	526,000	2.16
Franklin Income	1	737,000	2.42
Templeton Global Growth	2	3,574,500	2.16

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
High Yield
Class ADV
12/31/2017	682,403	—	626,401	(1,524,161)	(215,357)	6,857,171	—	6,301,131	(15,301,907)	(2,143,605)
12/31/2016	850,870	—	616,991	(1,712,989)	(245,128)	8,310,154	—	6,014,357	(16,513,032)	(2,188,521)
Class I
12/31/2017	1,385,457	—	414,179	(1,301,555)	498,081	13,955,224	—	4,168,123	(13,077,664)	5,045,683
12/31/2016	1,034,432	—	468,006	(2,545,243)	(1,042,805)	10,089,057	—	4,565,788	(25,032,046)	(10,377,201)
Class S
12/31/2017	1,848,170	—	3,026,790	(12,721,146)	(7,846,186)	18,566,307	—	30,447,149	(127,613,131)	(78,599,675)
12/31/2016	4,552,861	—	3,257,856	(9,976,559)	(2,165,842)	44,278,451	—	31,752,793	(96,410,742)	(20,379,498)
Class S2
12/31/2017	127,978	—	39,198	(165,441)	1,735	1,293,595	—	394,804	(1,662,223)	26,176
12/31/2016	124,961	—	37,095	(152,200)	9,856	1,216,138	—	362,229	(1,482,786)	95,581
Large Cap Growth
Class ADV
12/31/2017	762,244	—	8,799,946	(27,880,409)	(18,318,219)	13,700,659	—	153,823,057	(502,958,258)	(335,434,542)
12/31/2016	1,498,650	357,144	17,897,282	(21,116,825)	(1,363,749)	25,626,749	5,776,869	287,609,320	(354,261,318)	(35,248,380)
Class I
12/31/2017	16,881,990	—	8,232,799	(25,040,982)	73,807	330,077,515	—	154,200,323	(485,173,231)	(895,393)
12/31/2016	8,796,583	—	14,249,034	(18,692,963)	4,352,654	159,284,184	—	244,085,951	(335,744,226)	67,625,909
Class R6
12/31/2017	1,384,056	—	72,804	(237,390)	1,219,470	26,797,806	—	1,364,356	(4,845,284)	23,316,877
12/31/2016	415,072	—	12,268	(25,602)	401,738	7,273,103	—	210,269	(443,271)	7,040,101
Class S
12/31/2017	2,346,413	—	8,534,578	(29,208,624)	(18,327,633)	42,425,220	—	156,438,813	(551,393,152)	(352,529,118)
12/31/2016	4,155,539	10,716,789	15,783,534	(22,145,792)	8,510,070	76,039,523	181,135,429	265,005,537	(387,454,863)	134,725,626
Class S2
12/31/2017	270,351	—	283,227	(1,250,276)	(696,698)	5,056,783	—	5,157,568	(23,617,121)	(13,402,770)
12/31/2016	221,141	—	547,862	(972,350)	(203,347)	3,840,710	—	9,143,818	(17,218,124)	(4,233,596)
Large Cap Value
Class ADV
12/31/2017	230,950	—	88,013	(1,108,527)	(789,564)	2,879,615	—	1,141,716	(13,765,419)	(9,744,088)
12/31/2016	300,212	—	273,613	(1,219,746)	(645,921)	3,303,279	—	3,104,760	(13,323,008)	(6,914,969)
Class I
12/31/2017	2,492,055	—	774,261	(18,824,590)	(15,558,274)	31,240,020	—	10,255,856	(237,772,738)	(196,276,862)
12/31/2016	3,159,559	—	2,590,308	(8,372,666)	(2,622,799)	35,122,233	—	30,078,789	(93,952,025)	(28,751,003)
Class R6
12/31/2017	63,248	—	2,393	(48,544)	17,097	780,153	—	31,694	(641,820)	170,027
12/31/2016	45,476	—	885	(778)	45,583	524,482	—	10,630	(9,521)	525,591

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large Cap Value (continued)
Class S
12/31/2017	451,452	—	1,354,870	(19,740,352)	(17,934,030)	5,663,011	—	17,711,662	(248,278,638)	(224,903,965)
12/31/2016	646,818	—	4,286,533	(16,953,353)	(12,020,002)	7,185,616	—	49,061,342	(188,683,627)	(132,436,669)
Class S2
12/31/2017	11,670	—	298	(39,893)	(27,925)	151,819	—	3,922	(496,518)	(340,777)
12/31/2016	5,767	—	2,499	(17,175)	(8,909)	64,727	—	28,531	(189,755)	(96,497)
Limited Maturity Bond
Class ADV
12/31/2017	127,085	—	29,370	(471,129)	(314,674)	1,240,401	—	286,636	(4,599,109)	(3,072,072)
12/31/2016	150,928	—	39,278	(713,809)	(523,603)	1,485,475	—	387,210	(7,045,156)	(5,172,471)
Class I
12/31/2017	7,336,144	—	341,000	(5,769,120)	1,908,024	73,128,357	—	3,394,974	(57,471,718)	19,051,613
12/31/2016	7,261,118	—	478,826	(6,675,696)	1,064,248	73,852,484	—	4,822,555	(67,594,902)	11,080,137
Class S
12/31/2017	450,761	—	149,717	(2,119,211)	(1,518,733)	4,521,882	—	1,502,423	(21,265,137)	(15,240,832)
12/31/2016	1,687,779	—	222,455	(1,829,211)	81,023	17,121,316	—	2,257,293	(18,599,894)	778,715
Multi-Manager Large Cap Core
Class ADV
12/31/2017	127	—	4,681	(13,123)	(8,315)	1,967	—	71,928	(208,244)	(134,350)
12/31/2016	645	—	3,996	(16,453)	(11,812)	9,422	—	57,796	(231,662)	(164,444)
Class I
12/31/2017	2,321,213	—	1,183,437	(7,247,033)	(3,742,383)	36,722,639	—	18,518,783	(115,161,562)	(59,920,139)
12/31/2016	5,337,135	—	1,320,916	(9,504,799)	(2,846,748)	77,187,417	—	19,323,590	(137,492,778)	(40,981,771)
Class R6
12/31/2017	—	—	16	—	16	—	—	249	—	248
5/3/2016(1) - 12/31/2016	203	—	12	—	215	3,000	—	177	—	3,177
Class S
12/31/2017	240,687	—	243,866	(1,136,261)	(651,708)	3,756,094	—	3,801,208	(18,339,069)	(10,781,766)
12/31/2016	441,694	—	221,787	(1,044,088)	(380,607)	6,489,972	—	3,245,231	(15,141,642)	(5,406,439)
U.S. Stock Index
Class ADV
12/31/2017	792,344	—	510,149	(2,351,202)	(1,048,709)	11,320,248	—	7,246,583	(33,712,405)	(15,145,574)
12/31/2016	718,865	—	660,798	(1,916,748)	(537,085)	9,353,787	—	8,627,029	(24,907,668)	(6,926,852)
Class I
12/31/2017	38,015,935	—	15,425,745	(136,660,523)	(83,218,843)	557,164,994	—	228,042,984	(2,025,247,993)	(1,240,040,015)
12/31/2016	54,281,875	—	23,328,263	(84,376,576)	(6,766,438)	730,936,136	—	315,137,076	(1,134,837,010)	(88,763,798)
Class P2
5/3/2017(1) - 12/31/2017	86,543,843	—	4,708,824	(13,235,309)	78,017,358	1,286,487,822	—	69,833,243	(199,702,935)	1,156,618,130
Class S
12/31/2017	1,249,596	—	309,708	(1,023,431)	535,873	18,187,355	—	4,538,110	(15,132,075)	7,593,389
12/31/2016	1,446,519	—	304,366	(1,047,535)	703,350	19,276,606	—	4,083,086	(13,882,409)	9,477,283
Class S2
12/31/2017	1,418,658	—	802,114	(2,868,101)	(647,329)	20,481,638	—	11,570,264	(41,933,061)	(9,881,158)
12/31/2016	1,968,609	—	1,033,436	(3,978,781)	(976,736)	25,883,727	—	13,661,229	(52,304,793)	(12,759,837)
Clarion Real Estate
Class ADV
12/31/2017	108,143	—	43,278	(626,439)	(475,018)	3,817,916	—	1,510,825	(22,157,086)	(16,828,344)
12/31/2016	350,508	—	31,657	(448,629)	(66,464)	12,550,152	—	1,198,205	(15,709,711)	(1,961,354)
Class I
12/31/2017	428,797	—	65,882	(717,836)	(223,157)	15,921,775	—	2,404,709	(26,657,727)	(8,331,243)
12/31/2016	797,599	—	49,823	(1,561,912)	(714,490)	29,381,953	—	1,971,015	(57,264,030)	(25,911,062)
Class S
12/31/2017	141,616	—	189,724	(2,886,834)	(2,555,494)	5,233,571	—	6,917,341	(106,881,263)	(94,730,352)
12/31/2016	510,737	—	164,259	(2,499,780)	(1,824,784)	19,179,606	—	6,488,209	(91,212,627)	(65,544,812)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Clarion Real Estate (continued)
Class S2
12/31/2017	38,140	—	10,841	(200,206)	(151,225)	1,396,811	—	393,072	(7,363,135)	(5,573,252)
12/31/2016	49,658	—	9,058	(165,518)	(106,802)	1,806,856	—	355,778	(6,013,887)	(3,851,253)
Franklin Income
Class ADV
12/31/2017	946,194	—	312,611	(727,719)	531,086	10,332,943	—	3,351,186	(7,988,746)	5,695,383
12/31/2016	564,589	—	419,662	(1,137,537)	(153,286)	5,756,443	—	4,263,768	(11,399,627)	(1,379,416)
Class I
12/31/2017	11,482	—	38,258	(101,797)	(52,057)	131,613	—	426,583	(1,163,503)	(605,307)
12/31/2016	1,959	—	58,770	(108,224)	(47,495)	20,661	—	618,851	(1,136,173)	(496,661)
Class S
12/31/2017	575,093	—	1,527,273	(8,364,852)	(6,262,486)	6,587,558	—	16,952,728	(95,057,992)	(71,517,706)
12/31/2016	1,098,003	—	2,502,308	(7,080,603)	(3,480,292)	11,705,982	—	26,249,211	(73,576,051)	(35,620,858)
Class S2
12/31/2017	4,599	—	26,865	(268,179)	(236,715)	51,483	—	297,659	(3,031,997)	(2,682,855)
12/31/2016	28,793	—	47,166	(141,426)	(65,467)	303,832	—	493,831	(1,473,202)	(675,539)
JPMorgan Small Cap Core Equity
Class ADV
12/31/2017	532,080	—	384,843	(878,639)	38,284	10,134,724	—	7,177,317	(16,772,976)	539,065
12/31/2016	602,413	—	602,090	(964,865)	239,638	10,254,340	—	9,916,419	(16,199,952)	3,970,807
Class I
12/31/2017	987,742	—	556,070	(1,845,773)	(301,961)	20,074,202	—	10,971,271	(37,709,131)	(6,663,657)
12/31/2016	718,937	—	863,036	(1,469,200)	112,773	12,821,563	—	14,973,663	(25,821,863)	1,973,363
Class R6
12/31/2017	864,975	—	46,541	(115,903)	795,613	17,737,507	—	917,787	(2,339,739)	16,315,555
5/3/2016(1) - 12/31/2016	1,527	—	17	(1)	1,543	29,375	—	289	(10)	29,654
Class S
12/31/2017	934,474	—	1,194,693	(6,390,546)	(4,261,379)	18,407,694	—	23,296,509	(128,156,810)	(86,452,608)
12/31/2016	1,667,655	—	2,109,372	(4,347,025)	(569,998)	29,519,257	—	36,196,825	(75,379,173)	(9,663,091)
Class S2
12/31/2017	94,740	—	111,721	(580,672)	(374,211)	1,842,097	—	2,157,323	(11,527,867)	(7,528,447)
12/31/2016	88,090	—	205,700	(573,836)	(280,046)	1,497,685	—	3,496,907	(10,024,507)	(5,029,915)
Templeton Global Growth
Class ADV
12/31/2017	—	—	14	—*	14	—	—	143	—*	143
12/31/2016	—	—	229	—	229	—	—	1,997	—	1,997
Class I
12/31/2017	18,047	—	4,974	(21,186)	1,835	190,493	—	53,869	(232,654)	11,709
12/31/2016	19,497	—	71,418	(32,262)	58,653	222,056	—	642,764	(341,335)	523,485
Class S
12/31/2017	450,085	—	384,315	(4,550,135)	(3,715,735)	4,785,816	—	4,200,561	(49,092,389)	(40,106,012)
12/31/2016	374,817	—	7,146,547	(3,558,651)	3,962,713	3,896,593	—	64,890,646	(38,071,821)	30,715,418
Class S2
12/31/2017	33,517	—	6,545	(78,616)	(38,554)	347,146	—	70,822	(851,926)	(433,959)
12/31/2016	3,396	—	124,747	(77,477)	50,666	40,504	—	1,122,720	(776,445)	386,779

(1)
Commencement of operations.

*
Amount is less than 0.005 or $0.50.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2017:
High Yield
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$730,265	$(730,265)	$—
Barclays Capital Inc.	1,667,483	(1,667,483)	—
BMO Capital Markets Corp	1,147,812	(1,147,812)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	992,680	(992,680)	—
Citadel Clearing LLC	803,666	(803,666)	—
Citigroup Global Markets Inc.	4,395,058	(4,395,058)	—
Credit Suisse Securities (USA) LLC	1,682,107	(1,682,107)	—
Deutsche Bank Securities Inc.	1,319,272	(1,319,272)	—
Goldman, Sachs & Co. LLC	9,013,577	(9,013,577)	—
J.P. Morgan Securities LLC	4,911,679	(4,911,679)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	3,731,963	(3,731,963)	—
Morgan Stanley & Co. LLC	1,555,886	(1,555,886)	—
Nomura Securities International, Inc.	2,141,136	(2,141,136)	—
RBC Capital Markets, LLC	4,078,731	(4,078,731)	—
Scotia Capital (USA) INC	367,743	(367,743)	—
UBS Securities LLC.	794,733	(794,733)	—
Wells Fargo Securities LLC	2,095,770	(2,095,770)	—
Total	$41,429,561	$(41,429,561)	$—

(1)
Collateral with a fair value of  $42,479,846 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$20,394,086	$(20,394,086)	$—
Deutsche Bank Securities Inc.	6,786,802	(6,786,802)	—
Goldman, Sachs & Co. LLC	24,794,574	(24,794,574)	—
J.P. Morgan Securities LLC	4,382,844	(4,382,844)	—
RBC Dominion Securities Inc	692,036	(692,036)	—
Scotia Capital (USA) INC	210,151	(210,151)	—
UBS AG	1,085,301	(1,085,301)	—
UBS Securities LLC.	3,690,555	(3,690,555)	—
Wells Fargo Securities LLC	51,283,760	(51,283,760)	—
Total	$113,320,109	$(113,320,109)	$—

(1)
Collateral with a fair value of  $115,784,363 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	$17,350,120	$(17,350,120)	$—
Total	$17,350,120	$(17,350,120)	$—

(1)
Collateral with a fair value of  $17,713,128 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 10 — SECURITIES LENDING (continued)

Limited Maturity Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$154,781	$(154,781)	$—
Total	$154,781	$(154,781)	$—

(1)
Collateral with a fair value of  $158,993 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. Stock Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$346,356	$(346,356)	$—
Deutsche Bank Securities Inc.	417,300	(417,300)	—
Goldman, Sachs & Co. LLC	1,861,451	(1,861,451)	—
HSBC Bank PLC	7,933	(7,933)	—
J.P. Morgan Securities LLC	2,396,872	(2,396,872)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	41,841	(41,841)	—
Morgan Stanley & Co. LLC	2,626,434	(2,626,434)	—
NATIONAL BANK OF CANADA FINANCIAL INC	107,123	(107,123)	—
Nomura Securities International, Inc.	714,737	(714,737)	—
Scotia Capital (USA) INC	2,150,841	(2,150,841)	—
SG Americas Securities, LLC	376,889	(376,889)	—
UBS AG	45,389	(45,389)	—
UBS Securities LLC.	473,351	(473,351)	—
Total	$11,566,517	$(11,566,517)	$—

(1)
Collateral with a fair value of  $11,899,395 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Clarion Real Estate
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,186	$(1,186)	—
Goldman, Sachs & Co. LLC	3,731,324	(3,731,324)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	198,347	(198,347)	—
RBC Dominion Securities Inc	694,218	(694,218)	—
UBS AG	694,180	(694,180)	—
Wells Fargo Securities LLC	335,709	(335,709)	—
Total	$5,654,964	$(5,654,964)	$—

(1)
Collateral with a fair value of  $5,789,103 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Franklin Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$1,018,544	$(1,018,544)	$—
Barclays Capital Inc.	5,964,528	(5,964,528)	—
BMO Capital Markets Corp	50,077	(50,077)	—
BNP Paribas Prime Brokerage Intl Ltd	697,118	(697,118)	—
Citadel Clearing LLC	628,262	(628,262)	—
Citigroup Global Markets Inc.	4,695,523	(4,695,523)	—
Credit Suisse Securities (USA) LLC	1,511,052	(1,511,052)	—
Goldman, Sachs & Co. LLC	5,480,583	(5,480,583)	—
HSBC Bank PLC	2,843,764	(2,843,764)	—
J.P. Morgan Securities LLC	12,835,548	(12,835,548)	—
Jefferies LLC	534,236	(534,236)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,671,693	(1,671,693)	—
Morgan Stanley & Co. LLC	749,064	(749,064)	—
Nomura Securities International, Inc.	1,257,404	(1,257,404)	—
RBC Capital Markets, LLC	2,866,489	(2,866,489)	—
UBS Securities LLC.	626,046	(626,046)	—
Wells Fargo Securities LLC	78,637	(78,637)	—
Total	$43,508,568	$(43,508,568)	$—

(1)
Collateral with a fair value of  $44,642,842 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Small Cap Core Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,661,092	$(1,661,092)	$—
BMO Capital Markets Corp	179,674	(179,674)	—
BNP Paribas	249,003	(249,003)	—
Citigroup Global Markets Inc.	11,517	(11,517)	—
Credit Suisse Securities (USA) LLC	1,862,598	(1,862,598)	—
Deutsche Bank Securities Inc.	92,535	(92,535)	—
Goldman, Sachs & Co. LLC	3,735,879	(3,735,879)	—
Industrial And Commercial Bank Of China	4,939	(4,939)	—
Jefferies LLC	30,126	(30,126)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	447,512	(447,512)	—
Mizuho Securities USA LLC.	63,279	(63,279)	—
Morgan Stanley & Co. LLC	5,361,125	(5,361,125)	—
National Financial Services LLC	1,695,201	(1,695,201)	—
Natixis Securities America LLC	136,261	(136,261)	—
Nomura Securities International, Inc.	45,985	(45,985)	—
RBC Dominion Securities Inc	7,921,855	(7,921,855)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 10 — SECURITIES LENDING (continued)

JPMorgan Small Cap Core Equity (continued)
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Scotia Capital (USA) INC	2,375,031	(2,375,031)	—
SG Americas Securities, LLC	224,927	(224,927)	—
UBS AG	28,637	(28,637)	—
UBS Securities LLC.	281,202	(281,202)	—
Wells Fargo Securities LLC	710,566	(710,566)	—
Total	$27,118,944	$(27,118,944)	$—

(1)
Collateral with a fair value of  $27,918,081 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Templeton Global Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
CIBC World Markets INC	$366,972	$(366,972)	$—
Deutsche Bank Securities Inc.	409,507	(409,507)	—
Morgan Stanley & Co. LLC	192,515	(192,515)	—
Nomura Securities International, Inc.	1,055,896	(1,055,896)	—
SG Americas Securities, LLC	18,872	(18,872)	—
Societe Generale	5,159	(5,159)	—
UBS Securities LLC.	724,229	(724,229)	—
Wells Fargo Securities LLC	1,687,719	(1,687,719)	—
Total	$4,460,869	$(4,460,869)	$—

(1)
Collateral with a fair value of  $4,570,215 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — REORGANIZATIONS
On August 26, 2016, Large Cap Growth (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of VY® Fidelity® VIP Contrafund® Portfolio (“Acquired Portfolio”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on August 9, 2016. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value.
Assuming the acquisition had been completed on January 1, 2016, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2016, are as follows:
Net investment income	$22,444,371
Net realized and unrealized gain on investments	$190,980,994
Net increase in net assets resulting from operations	$213,425,365
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 26, 2016. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio’s (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Appreciation (000s)	Portfolio’s Conversion Ratio
$186,912	$5,988,034	$710	$—	0.7275
The net assets of the Acquiring Portfolio after the acquisition were $6,174,946,294.
NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2017:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
High Yield	$(18,671,568)(1)	$535	$18,671,033
Large Cap Growth	—	(38,032)	38,032
Large Cap Value	—	32,436	(32,436)
Limited Maturity Bond	(5,567,325)	409,943	5,157,382
Multi-Manager Large Cap Core	—	(24,607)	24,607
U.S. Stock Index	(122,996)	(1,010,081)	1,133,077
Clarion Real Estate	—	887	(887)
Franklin Income	(18,534,148)(1)	(19,117)	18,553,265
JPMorgan Small Cap Core Equity	—	62,341	(62,341)
Templeton Global Growth	—	1,326,815	(1,326,815)

(1)
Amount relates to the expiration of capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2017			Year Ended December 31, 2016
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains
High Yield	$39,932,565	$—	$1,378,642	$42,695,167	$—
Large Cap Growth	58,675,583	412,308,534	—	16,207,030	789,848,265
Large Cap Value	29,144,934	—	—	34,469,670	47,814,546
Limited Maturity Bond	5,041,720	—	165,021	7,467,058	—
Multi-Manager Large Cap Core	3,333,122	19,059,046	—	8,153,813	14,472,981
U.S. Stock Index	88,067,479	233,163,705	—	95,408,977	246,099,443
Clarion Real Estate	11,225,947	—	—	10,013,207	—
Franklin Income	21,028,156	—	—	31,625,661	—
JPMorgan Small Cap Core Equity	3,647,065	40,873,142	—	9,379,156	55,204,947
Templeton Global Growth	3,876,191	449,204	—	7,194,072	59,464,055
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2017 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
High Yield	$—	$—	$8,065,099	$(587,304)	Short-term	None
				(25,341,108)	Long-term	None
				$(25,928,412)
Large Cap Growth	100,587,845	738,351,837	1,292,298,933	—	—	—
Large Cap Value	18,538,759	113,212,625	169,801,982	—	—	—
Limited Maturity Bond	—	—	(655,217)	(1,509,253)	Short-term	None
				(1,447,997)	Long-term	None
				$(2,957,250)
Multi-Manager Large Cap Core	2,397,562	24,145,369	77,644,351	—	—	—
U.S. Stock Index	16,663,890	284,355,126	2,097,212,515	—	—	—
Clarion Real Estate	9,897,322	35,832,485	20,823,776	—	—	—
Franklin Income	21,387,624	—	48,707,474	—	—	—
JPMorgan Small Cap Core Equity	16,541,543	78,708,038	188,800,020	—	—	—
Templeton Global Growth	5,472,535	13,886,377	24,603,109	—	—	—
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2017, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 13 — SUBSEQUENT EVENTS
Subsequent to December 31, 2017, the following Portfolios paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
High Yield
Class ADV	$0.0500	February 1, 2018	Daily
Class I	$0.0551	February 1, 2018	Daily
Class S	$0.0529	February 1, 2018	Daily
Class S2	$0.0517	February 1, 2018	Daily
	Per Share Amount	Payable Date	Record Date

Limited Maturity Bond
Class ADV	$0.0092	February 1, 2018	Daily
Class I	$0.0145	February 1, 2018	Daily
Class S	$0.0125	February 1, 2018	Daily
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES:96.5%
		Basic Materials: 7.3%
2,140,000	(1)(2)	Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/25	$2,204,200	0.4
2,910,000 (1)		ArcelorMittal, 6.000%-7.500%, 03/01/21-10/15/39	3,412,750	0.6
1,500,000 (2)		Aruba Investments, Inc., 8.750%, 02/15/23	1,556,250	0.3
1,500,000 (2)		Cascades, Inc., 5.500%, 07/15/22	1,548,750	0.3
1,580,000 (2)		Constellium NV, 5.750%, 05/15/24	1,619,500	0.3
250,000 (2)		Constellium NV, 5.875%, 02/15/26	255,312	0.0
1,775,000 (2)		Cornerstone Chemical Co., 6.750%, 08/15/24	1,775,000	0.3
910,000 (2)		Ferroglobe PLC / Globe Specialty Metals, Inc., 9.375%, 03/01/22	982,800	0.2
3,660,000 (1)		Freeport-McMoRan, Inc., 4.550%-5.450%, 11/14/24-03/15/43	3,703,522	0.6
935,000 (2)		Hexion, Inc., 10.375%, 02/01/22	874,809	0.2
930,000	(1)(2)	Hexion, Inc., 13.750%, 02/01/22	767,250	0.1
1,850,000 (2)		IAMGOLD Corp., 7.000%, 04/15/25	1,914,750	0.3
1,750,000	(1)(2)	INEOS Group Holdings SA, 5.625%, 08/01/24	1,828,750	0.3
2,075,000 (2)		Kraton Polymers LLC / Kraton Polymers Capital Corp., 10.500%, 04/15/23	2,355,125	0.4
2,250,000 (2)		Rayonier AM Products, Inc., 5.500%, 06/01/24	2,252,813	0.4
690,000 (2)		SPCM SA, 4.875%, 09/15/25	697,763	0.1
501,000		Teck Resources Ltd., 4.750%, 01/15/22	525,449	0.1
2,350,000		Teck Resources Ltd., 5.200%, 03/01/42	2,338,250	0.4
895,000 (2)		Tronox Finance LLC, 7.500%, 03/15/22	937,512	0.2
580,000	(1)(2)	Tronox Finance PLC, 5.750%, 10/01/25	597,400	0.1
445,000 (2)		WR Grace & Co-Conn, 5.125%, 10/01/21	468,919	0.1
945,000 (2)		WR Grace & Co-Conn, 5.625%, 10/01/24	1,022,962	0.2
11,779,000 (3)		Other Securities	8,029,059	1.4
			41,668,895	7.3
		Communications: 16.1%
1,890,000 (2)		Acosta, Inc., 7.750%, 10/01/22	1,389,150	0.2
1,000,000	(1)(2)	Altice Finco SA, 8.125%, 01/15/24	1,050,000	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
1,530,000	(1)(2)	Altice Luxembourg SA, 7.625%, 02/15/25	$1,470,713	0.3
2,000,000 (2)		Altice Luxembourg SA, 7.750%, 05/15/22	1,962,500	0.3
1,605,000 (2)		Altice US Finance I Corp., 5.500%, 05/15/26	1,639,106	0.3
1,115,000		AMC Networks, Inc., 4.750%, 08/01/25	1,108,031	0.2
1,175,000 (2)		Block Communications, Inc., 6.875%, 02/15/25	1,236,687	0.2
1,470,000 (2)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/27	1,451,625	0.3
1,665,000 (2)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/28	1,627,537	0.3
1,130,000 (2)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/26	1,161,075	0.2
2,395,000 (2)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	2,493,794	0.4
1,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/22	1,026,875	0.2
950,000 (2)		Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	954,750	0.2
1,760,000 (2)		CommScope Tech Finance LLC, 6.000%, 06/15/25	1,878,800	0.3
2,600,000		CSC Holdings LLC, 5.250%, 06/01/24	2,554,500	0.5
1,125,000 (2)		CSC Holdings LLC, 6.625%, 10/15/25	1,220,602	0.2
4,950,000		DISH DBS Corp., 5.000%-6.750%, 06/01/21-11/15/24	4,988,750	0.9
1,650,000 (2)		Gray Television, Inc., 5.125%, 10/15/24	1,650,000	0.3
3,300,000		Intelsat Jackson Holdings SA, 5.500%-7.250%, 10/15/20-08/01/23	2,831,000	0.5
2,205,000		Level 3 Financing, Inc., 5.125%, 05/01/23	2,216,025	0.4
2,300,000		Level 3 Financing, Inc., 5.250%-5.375%, 01/15/24-03/15/26	2,277,075	0.4
2,225,000		Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	2,297,312	0.4
500,000 (2)		Midcontinent Communications / Midcontinent Finance Corp., 6.875%, 08/15/23	533,125	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
1,190,000 (2)		Netflix, Inc., 4.875%, 04/15/28	$1,167,687	0.2
900,000 (2)		Nexstar Broadcasting, Inc., 5.625%, 08/01/24	931,500	0.2
3,075,000 (2)		SFR Group SA, 6.250%, 05/15/24	3,094,219	0.5
2,159,000 (2)		Plantronics, Inc., 5.500%, 05/31/23	2,248,059	0.4
2,070,000 (2)		Salem Media Group, Inc., 6.750%, 06/01/24	2,070,000	0.4
1,065,000	(1)(2)	Sinclair Television Group, Inc., 5.125%, 02/15/27	1,061,006	0.2
2,280,000 (2)		Sirius XM Radio, Inc., 5.000%, 08/01/27	2,297,100	0.4
1,340,000 (2)		Sirius XM Radio, Inc., 6.000%, 07/15/24	1,420,400	0.2
5,000,000		Sprint Communications, Inc., 6.000%, 11/15/22	5,012,500	0.9
3,235,000		Sprint Corp., 7.125%, 06/15/24	3,299,700	0.6
1,750,000		Sprint Corp., 7.250%, 09/15/21	1,857,188	0.3
1,000,000		Sprint Nextel Corp., 8.750%, 03/15/32	1,137,500	0.2
2,589,000		Telecom Italia Capital SA, 6.375%, 11/15/33	3,022,658	0.5
1,590,000		Telecom Italia Capital SA, 6.000%-7.200%, 09/30/34-07/18/36	1,818,525	0.3
1,295,000 (2)		Telesat Canada / Telesat LLC, 8.875%, 11/15/24	1,453,638	0.2
2,700,000		T-Mobile USA, Inc., 6.500%, 01/15/26	2,953,125	0.5
850,000		T-Mobile USA, Inc., 5.125%-6.836%, 04/28/23-04/15/25	887,250	0.2
2,500,000 (2)		Univision Communications, Inc., 5.125%, 02/15/25	2,443,750	0.4
2,638,000 (2)		Windstream Services LLC / Windstream Finance Corp., 6.375%, 08/01/23	1,595,990	0.3
1,255,000 (2)		Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/27	1,283,238	0.2
2,360,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/23	2,469,858	0.5
6,660,000		Other Securities	6,902,128	1.2
			91,446,051	16.1
		Consumer, Cyclical: 17.9%
2,345,000 (2)		1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/25	2,374,313	0.4
1,580,000 (2)		Adient Global Holdings Ltd., 4.875%, 08/15/26	1,631,350	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
2,250,000 (1)		AMC Entertainment Holdings, Inc., 5.875%, 02/15/22-11/15/26	$2,241,875	0.4
705,000 (2)		American Greetings Corp., 7.875%, 02/15/25	764,925	0.1
1,480,000 (2)		American Tire Distributors, Inc., 10.250%, 03/01/22	1,531,800	0.3
1,270,000 (2)		Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/25	1,274,762	0.2
1,308,000 (2)		Ashton Woods USA LLC / Ashton Woods Finance Co., 6.875%, 02/15/21	1,339,065	0.3
2,390,000		Caleres, Inc., 6.250%, 08/15/23	2,530,412	0.5
460,000	(1)(2)	Carlson Travel, Inc., 6.750%, 12/15/23	417,450	0.1
465,000 (2)		Carlson Travel, Inc., 9.500%, 12/15/24	375,487	0.0
1,170,000 (2)		Carmike Cinemas, Inc., 6.000%, 06/15/23	1,228,500	0.2
1,880,000 (2)		CCM Merger, Inc., 6.000%, 03/15/22	1,934,050	0.3
2,135,000		Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	2,241,750	0.4
2,900,000		Century Communities, Inc., 5.875%, 07/15/25	2,921,750	0.5
1,875,000 (2)		Cooper-Standard Automotive, Inc., 5.625%, 11/15/26	1,940,625	0.4
2,895,000 (2)		CRC Escrow Issuer LLC / CRC Finco, Inc., 5.250%, 10/15/25	2,932,056	0.5
2,320,000 (2)		DBP Holding Corp., 7.750%, 10/15/20	1,299,200	0.2
1,715,000 (2)		EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24	1,890,787	0.3
2,275,000 (2)		Golden Nugget, Inc., 6.750%, 10/15/24	2,320,500	0.4
1,175,000	(1)(2)	Guitar Center, Inc., 6.500%, 04/15/19	1,092,750	0.2
805,000 (2)		H&E Equipment Services, Inc., 5.625%, 09/01/25	843,238	0.2
3,560,000 (2)		Hot Topic, Inc., 9.250%, 06/15/21	3,399,800	0.6
980,000 (2)		International Game Technology PLC, 6.250%, 02/15/22	1,060,850	0.2
955,000 (2)		International Game Technology PLC, 6.500%, 02/15/25	1,071,988	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
880,000 (2)		KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/24	$909,700	0.1
880,000 (2)		KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/26	928,400	0.2
1,845,000 (2)		Lions Gate Entertainment Corp., 5.875%, 11/01/24	1,958,006	0.4
2,720,000		Meritage Homes Corp., 5.125%-7.000%, 04/01/22-06/06/27	2,938,850	0.5
2,500,000		MGM Resorts International, 6.625%-6.750%, 10/01/20-12/15/21	2,740,650	0.5
1,600,000 (2)		Navistar International Corp., 6.625%, 11/01/25	1,673,408	0.3
680,000 (2)		Neiman Marcus Group Ltd., Inc., 8.000%, 10/15/21	394,536	0.1
2,095,000	(1)(2)(4)	Neiman Marcus Group Ltd., Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 10/15/21	1,130,881	0.2
2,215,000 (2)		Penn National Gaming, Inc., 5.625%, 01/15/27	2,303,600	0.4
235,000 (2)		PetSmart, Inc., 5.875%, 06/01/25	181,537	0.0
3,370,000 (2)		PetSmart, Inc., 7.125%, 03/15/23	2,013,575	0.4
2,415,000	(1)(2)	Rite Aid Corp., 6.125%, 04/01/23	2,188,594	0.4
845,000 (2)		Scientific Games International, Inc., 5.000%, 10/15/25	849,225	0.1
810,000 (2)		Scientific Games International, Inc., 7.000%, 01/01/22	855,562	0.2
2,825,000		Scientific Games International, Inc., 6.625%-10.000%, 05/15/21-12/01/22	3,046,644	0.5
1,640,000 (2)		Silversea Cruise Finance Ltd., 7.250%, 02/01/25	1,775,300	0.3
775,000 (2)		Six Flags Entertainment Corp., 4.875%, 07/31/24	788,563	0.1
1,550,000 (2)		Six Flags Entertainment Corp., 5.500%, 04/15/27	1,608,125	0.3
1,995,000 (2)		Station Casinos LLC, 5.000%, 10/01/25	2,009,963	0.4
2,050,000 (2)		Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/22	1,117,250	0.2
1,330,000 (2)		Viking Cruises Ltd., 5.875%, 09/15/27	1,356,600	0.2
465,000 (2)		WMG Acquisition Corp., 5.625%, 04/15/22	480,694	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
2,140,000 (2)		WMG Acquisition Corp., 6.750%, 04/15/22	$2,241,650	0.4
800,000 (2)		Wolverine World Wide, Inc., 5.000%, 09/01/26	800,000	0.1
23,490,000 (5)		Other Securities	24,523,813	4.3
			101,474,409	17.9
		Consumer, Non-cyclical: 17.4%
1,235,313	(2)(4)	BI-LO LLC / BI-LO Finance Corp., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/18	401,477	0.1
1,165,000	(1)(2)	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	1,115,487	0.2
1,190,000 (2)		Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/25	1,079,925	0.2
3,295,000		Centene Corp., 4.750%-6.125%, 02/15/21-01/15/25	3,412,250	0.6
4,290,000 (1)		CHS/Community Health Systems, Inc., 6.250%-8.000%, 11/15/19-03/31/23	3,622,175	0.6
1,410,000 (2)		Cott Holdings, Inc., 5.500%, 04/01/25	1,454,062	0.3
1,750,000 (2)		APTIM Corp., 7.750%, 06/15/25	1,680,000	0.3
1,245,000	(2)(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/22	1,269,900	0.2
400,000	(1)(2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/24	407,000	0.1
1,155,000 (2)		Endo Finance LLC / Endo Finco, Inc., 5.375%, 01/15/23	906,675	0.1
675,000 (2)		Envision Healthcare Corp., 5.125%, 07/01/22	658,125	0.1
2,000,000		Envision Healthcare Corp., 5.625%, 07/15/22	2,030,000	0.4
2,000,000		HCA Healthcare, Inc., 6.250%, 02/15/21	2,125,000	0.4
3,500,000		HCA, Inc., 7.500%, 02/15/22	3,946,250	0.7
4,535,000		HCA, Inc., 5.375%-5.875%, 05/01/23-06/15/47	4,719,437	0.8
354,000 (2)		Herc Rentals, Inc., 7.500%, 06/01/22	383,205	0.0
434,000	(1)(2)	Herc Rentals, Inc., 7.750%, 06/01/24	478,485	0.1
560,000	(1)(2)	Hertz Corp./The, 7.625%, 06/01/22	588,000	0.1
1,365,000	(1)(2)	Hertz Corp., 5.500%, 10/15/24	1,238,737	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
1,500,000 (1)		Hertz Corp., 7.375%, 01/15/21	$1,522,500	0.3
2,445,000 (2)		Hill-Rom Holdings, Inc., 5.750%, 09/01/23	2,570,306	0.5
2,405,000 (2)		Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	2,435,063	0.4
470,000 (2)		JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/25	454,725	0.1
2,250,000 (2)		JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/24	2,185,313	0.4
935,000 (2)		Lamb Weston Holdings, Inc., 4.625%, 11/01/24	967,725	0.1
935,000 (2)		Lamb Weston Holdings, Inc., 4.875%, 11/01/26	979,413	0.2
2,040,000 (2)		Live Nation Entertainment, Inc., 5.375%, 06/15/22	2,113,950	0.4
1,920,000 (2)		Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	1,944,000	0.3
2,570,000 (2)		MPH Acquisition Holdings LLC, 7.125%, 06/01/24	2,743,475	0.5
925,000 (2)		Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	953,906	0.2
380,000 (2)		Pilgrim’s Pride Corp., 5.750%, 03/15/25	392,350	0.0
380,000 (2)		Pilgrim’s Pride Corp., 5.875%, 09/30/27	392,350	0.1
545,000	(2)(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/22	566,800	0.1
900,000 (2)		Post Holdings, Inc., 5.000%, 08/15/26	887,625	0.2
1,100,000 (2)		Post Holdings, Inc., 8.000%, 07/15/25	1,241,625	0.2
2,060,000 (2)		Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23	2,152,700	0.4
1,175,000	(2)(4)	Sterigenics-Nordion Topco LLC, 8.125% (PIK Rate 8.875%, Cash Rate 8.125%), 11/01/21	1,189,688	0.2
1,105,000 (2)		Tenet Healthcare Corp., 5.125%, 05/01/25	1,081,519	0.2
4,615,000 (1)		Tenet Healthcare Corp., 6.750%-8.125%, 02/01/20-06/15/23	4,610,481	0.8
1,285,000 (2)		US Foods, Inc., 5.875%, 06/15/24	1,355,675	0.2
1,000,000 (2)		Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	920,000	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
1,350,000 (2)		Valeant Pharmaceuticals International, Inc., 5.500%, 11/01/25	$1,380,375	0.2
1,080,000 (2)		Valeant Pharmaceuticals International, Inc., 6.125%, 04/15/25	992,250	0.2
355,000 (2)		Valeant Pharmaceuticals International, Inc., 6.500%, 03/15/22	373,637	0.1
3,055,000 (2)		Valeant Pharmaceuticals International, Inc., 6.750%, 08/15/21	3,089,369	0.5
720,000 (2)		Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24	772,200	0.1
2,480,000	(1)(2)	Valeant Pharmaceuticals International, Inc., 7.250%, 07/15/22	2,517,200	0.4
280,000 (2)		Valeant Pharmaceuticals International, Inc., 9.000%, 12/15/25	292,516	0.0
2,800,000 (2)		Vizient, Inc., 10.375%, 03/01/24	3,157,000	0.5
2,215,000 (2)		West Street Merger Sub, Inc., 6.375%, 09/01/25	2,231,613	0.4
18,733,000 (5)		Other Securities	18,584,144	3.3
			98,567,683	17.4
		Energy: 15.2%
2,800,000	(1)(2)	California Resources Corp., 8.000%, 12/15/22	2,320,500	0.4
1,520,000 (2)		Centennial Resource Production LLC, 5.375%, 01/15/26	1,552,300	0.3
2,140,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/27	2,218,966	0.4
1,155,000		Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/25	1,253,897	0.2
1,480,000 (1)		Chesapeake Energy Corp., 6.125%, 02/15/21	1,505,900	0.2
2,140,000	(1)(2)	Chesapeake Energy Corp., 8.000%, 01/15/25	2,164,075	0.4
1,000,000 (2)		Continental Resources, Inc./OK, 4.375%, 01/15/28	988,450	0.2
2,750,000		Continental Resources, Inc./OK, 4.500%-5.000%, 09/15/22-04/15/23	2,806,250	0.5
1,885,000 (2)		Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/25	1,969,259	0.4
2,245,000 (2)		Delek Logistics Partners L.P., 6.750%, 05/15/25	2,278,675	0.4
760,000 (2)		Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/26	775,200	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
1,140,000 (2)		Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/28	$1,175,055	0.2
380,000 (2)		Gulfport Energy Corp., 6.375%, 01/15/26	383,800	0.1
945,000 (2)		Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/26	980,437	0.2
2,000,000 (2)		Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/24	1,990,000	0.4
1,900,000 (2)		Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/25	1,916,625	0.3
2,365,000 (2)		Lonestar Resources America, Inc., 8.750%, 04/15/19	2,487,980	0.4
990,000 (2)		Lonestar Resources America, Inc., 11.250%, 01/01/23	1,017,225	0.2
2,760,000		Murphy Oil Corp., 4.450%-6.875%, 12/01/22-08/15/25	2,820,131	0.5
2,070,000		Murphy Oil USA, Inc., 5.625%-6.000%, 08/15/23-05/01/27	2,168,777	0.4
1,415,000	(1)(2)	Murray Energy Corp., 11.250%, 04/15/21	728,725	0.1
225,000 (2)		NGPL PipeCo LLC, 4.375%, 08/15/22	229,641	0.0
850,000 (2)		NGPL PipeCo LLC, 4.875%, 08/15/27	885,062	0.2
2,250,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	2,328,750	0.4
315,000 (2)		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	326,025	0.1
2,000,000 (2)		Rockies Express Pipeline LLC, 5.625%, 04/15/20	2,105,000	0.4
1,900,000 (2)		SRC Energy, Inc., 6.250%, 12/01/25	1,952,250	0.3
1,670,000 (2)		Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/28	1,692,462	0.3
1,940,000 (2)		Vermilion Energy, Inc., 5.625%, 03/15/25	1,937,575	0.3
3,237,000		WPX Energy, Inc., 6.000%, 01/15/22	3,398,850	0.6
37,688,000 (5)		Other Securities	35,701,896	6.3
			86,059,738	15.2
		Financial: 4.3%
2,200,000 (1)		Ally Financial, Inc., 5.750%, 11/20/25	2,406,250	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
2,152,000		Ally Financial, Inc., 7.500%-8.000%, 09/15/20-11/01/31	$2,706,730	0.5
2,100,000 (2)		ESH Hospitality, Inc., 5.250%, 05/01/25	2,126,250	0.4
800,000 (2)		FBM Finance, Inc., 8.250%, 08/15/21	854,000	0.1
2,535,000		Navient Corp., 5.875%, 10/25/24	2,528,662	0.5
2,750,000		Navient Corp., 6.125%-7.250%, 09/25/23-03/25/24	2,903,125	0.5
1,065,000 (2)		Quicken Loans, Inc., 5.250%, 01/15/28	1,054,031	0.2
1,210,000 (2)		Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	1,256,888	0.2
1,755,000 (2)		Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/25	1,790,100	0.3
6,712,000		Other Securities	7,071,601	1.2
			24,697,637	4.3
		Industrial: 10.4%
1,875,000 (2)		Advanced Disposal Services, Inc., 5.625%, 11/15/24	1,921,875	0.3
2,510,000		AECOM, 5.750%-5.875%, 10/15/22-10/15/24	2,705,741	0.5
2,375,000 (4)		ARD Finance SA, 7.125% (PIK Rate 7.875%, Cash Rate 0.000%), 09/15/23	2,487,812	0.4
492,000 (2)		Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.000%, 02/15/25	519,060	0.1
1,000,000 (2)		Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	1,092,500	0.2
1,670,000 (2)		ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23	1,753,500	0.3
1,005,000 (2)		BMC East LLC, 5.500%, 10/01/24	1,042,687	0.2
1,250,000 (2)		Bombardier, Inc., 6.000%, 10/15/22	1,237,500	0.2
165,000	(1)(2)	Bombardier, Inc., 7.500%, 12/01/24	167,887	0.0
2,350,000 (2)		Bombardier, Inc., 8.750%, 12/01/21	2,596,750	0.5
285,000 (2)		Builders FirstSource, Inc., 5.625%, 09/01/24	297,668	0.1
2,545,000 (2)		BWAY Holding Co., 7.250%, 04/15/25	2,634,075	0.5
1,520,000 (2)		FXI Holdings, Inc., 7.875%, 11/01/24	1,520,456	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
1,750,000 (2)	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	$1,798,125	0.3
1,600,000 (2)	Itron, Inc., 5.000%, 01/15/26	1,610,000	0.3
960,000 (2)	Jeld-Wen, Inc., 4.625%, 12/15/25	969,600	0.1
960,000 (2)	Jeld-Wen, Inc., 4.875%, 12/15/27	972,000	0.2
1,300,000 (2)	Koppers, Inc., 6.000%, 02/15/25	1,381,250	0.2
1,775,000 (2)	Masonite International Corp., 5.625%, 03/15/23	1,864,283	0.3
190,000 (2)	Multi-Color Corp., 4.875%, 11/01/25	191,187	0.0
2,525,000 (2)	Multi-Color Corp., 6.125%, 12/01/22	2,648,094	0.5
1,415,000 (2)	Novelis Corp., 5.875%, 09/30/26	1,446,838	0.2
400,000 (2)	Novelis Corp., 6.250%, 08/15/24	420,000	0.1
275,000 (2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	296,828	0.0
2,000,000 (2)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/25	2,238,750	0.4
1,520,000 (2)	Plastipak Holdings, Inc., 6.250%, 10/15/25	1,569,400	0.3
870,000 (2)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/23	901,537	0.2
115,000 (2)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/24	123,381	0.0
2,000,000 (2)	RSI Home Products, Inc., 6.500%, 03/15/23	2,105,000	0.4
1,000,000 (2)	Sealed Air Corp., 5.500%, 09/15/25	1,092,500	0.2
500,000 (2)	Sealed Air Corp., 6.500%, 12/01/20	550,000	0.1
2,515,000 (2)	Shape Technologies Group, Inc., 7.625%, 02/01/20	2,577,875	0.5
2,295,000 (2)	Standard Industries, Inc./NJ, 6.000%, 10/15/25	2,461,388	0.4
510,000	Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/23	532,950	0.1
2,000,000	Summit Materials LLC / Summit Materials Finance Corp., 8.500%, 04/15/22	2,225,000	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
2,030,000 (2)		Wrangler Buyer Corp., 6.000%, 10/01/25	$2,101,050	0.4
1,260,000 (2)		Zekelman Industries, Inc., 9.875%, 06/15/23	1,420,650	0.2
5,309,554		Other Securities	5,496,253	1.0
			58,971,450	10.4
		Technology: 6.3%
1,575,000 (2)		Ascend Learning LLC, 6.875%, 08/01/25	1,630,125	0.3
2,000,000 (2)		BMC Software Finance, Inc., 8.125%, 07/15/21	2,022,500	0.3
900,000	(2)(4)	Boxer Parent Co., Inc., 9.000% (PIK Rate 9.750%, Cash Rate 9.000%), 10/15/19	902,925	0.1
1,595,000 (2)		CDK Global, Inc., 4.875%, 06/01/27	1,618,925	0.3
940,000 (2)		Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/25	943,525	0.2
1,200,000 (2)		Dell International LLC / EMC Corp., 5.450%, 06/15/23	1,298,077	0.2
445,000 (2)		Dell International LLC / EMC Corp., 5.875%, 06/15/21	462,800	0.1
1,200,000 (2)		Dell International LLC / EMC Corp., 6.020%, 06/15/26	1,324,987	0.2
445,000 (2)		Dell International LLC / EMC Corp., 7.125%, 06/15/24	487,383	0.1
1,000,000 (2)		First Data Corp., 5.750%, 01/15/24	1,042,250	0.2
3,650,000 (2)		First Data Corp., 7.000%, 12/01/23	3,869,000	0.7
2,000,000	(2)(4)	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125% (PIK Rate 7.875%, Cash Rate 7.125%), 05/01/21	2,055,000	0.4
1,895,000 (2)		Micron Technology, Inc., 5.250%, 01/15/24	1,977,906	0.3
910,000 (2)		MSCI, Inc., 5.250%, 11/15/24	963,462	0.2
865,000 (2)		MSCI, Inc., 5.750%, 08/15/25	933,119	0.1
1,780,000 (2)		Open Text Corp., 5.625%, 01/15/23	1,862,325	0.3
535,000 (2)		Open Text Corp., 5.875%, 06/01/26	577,800	0.1
1,000,000 (2)		Quintiles IMS, Inc., 5.000%, 10/15/26	1,028,750	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
1,430,000 (2)		RP Crown Parent LLC, 7.375%, 10/15/24	$1,501,500	0.3
400,000 (2)		Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 02/01/23	420,000	0.1
1,745,000 (2)		Veritas US, Inc. / Veritas Bermuda Ltd., 10.500%, 02/01/24	1,823,525	0.3
6,760,000		Other Securities	7,186,175	1.3
			35,932,059	6.3
		Utilities: 1.6%
2,000,000 (2)		LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	2,092,500	0.4
760,000 (2)		NRG Energy, Inc., 5.750%, 01/15/28	769,500	0.1
2,775,000		NRG Energy, Inc., 6.250%-7.250%, 07/15/22-01/15/27	2,941,402	0.5
3,414,000 (5)		Other Securities	3,355,306	0.6
			9,158,708	1.6
		Total Corporate Bonds/Notes (Cost $539,090,906)	547,976,630	96.5
CONVERTIBLE BONDS/NOTES: 0.0%
		Financial: 0.0%
499,200	(2)(6)	Lehman Brothers Holdings, Inc., 8.160%, 05/30/09	12,012	0.0
		Total Convertible Bonds/Notes (Cost $451,666)	12,012	0.0
BANK LOANS: 0.6%
		Communications: 0.3%
2,250,000		iHeart Communications, Inc. Term Loan D, 8.122%, (US0003M + 6.750%), 01/30/19	1,697,812	0.3
		Healthcare - Services: 0.3%
1,696,793		Kindred Healthcare, Inc., 5.100%, (US0003M + 3.500%), 04/09/21	1,708,459	0.3
		Total Bank Loans (Cost $3,704,442)	3,406,271	0.6
		Total Long-Term Investments (Cost $543,247,014)	551,394,913	97.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.5%
	Securities Lending Collateral(7): 7.5%
10,089,417	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $10,090,943, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $10,292,783, due 07/20/45-11/01/47)	$10,089,417	1.8
10,089,417	Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.65%, due 01/02/18 (Repurchase Amount $10,091,241, collateralized by various U.S. Government Agency Obligations, 2.336%-4.279%, Market Value plus accrued interest $10,291,205, due 03/01/29-11/20/67)	10,089,417	1.8
2,122,178	JPMorgan Chase & Co., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $2,122,506, collateralized by various U.S. Government Securities, 1.375%-2.125%, Market Value plus accrued interest $2,164,624, due 08/31/18-03/31/24)	2,122,178	0.3
10,089,417	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $10,090,976, collateralized by various U.S. Government Agency Obligations, 1.982%-10.500%, Market Value plus accrued interest $10,291,205, due 01/15/18-08/01/48)	10,089,417	1.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(7) (continued)
10,089,417	Nomura Securities, Repurchase Agreement dated 12/29/17, 1.42%, due 01/02/18 (Repurchase Amount $10,090,987, collateralized by various U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $10,291,205, due 04/05/18-11/20/67)	$10,089,417	1.8
		42,479,846	7.5
	Total Short-Term Investments
	(Cost $42,479,846)	42,479,846	7.5
	Total Investments in Securities (Cost $585,726,860)	$593,874,759	104.6
	Liabilities in Excess of Other Assets	(26,062,446)	(4.6)
	Net Assets	$567,812,313	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains securities in default.

(4)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(5)
The grouping contains securities on loan.

(6)
Defaulted security

(7)
Represents securities purchased with cash collateral received for securities on loan.

Reference Rate Abbreviations:
US0003M
3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$547,976,630	$—	$547,976,630
Bank Loans	—	3,406,271	—	3,406,271
Convertible Bonds/Notes	—	12,012	—	12,012
Short-Term Investments	—	42,479,846	—	42,479,846
Total Investments, at fair value	$—	$593,874,759	$—	$593,874,759

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $585,809,660.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$20,502,303
Gross Unrealized Depreciation	(12,437,204)
Net Unrealized Appreciation	$8,065,099

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 18.3%
191,958 (1)		Amazon.com, Inc.	$224,489,122	3.6
892,778 (1)		Burlington Stores, Inc.	109,838,477	1.7
4,594,753		Comcast Corp. – Class A	184,019,858	2.9
1,041,028 (1)		Dollar Tree, Inc.	111,712,715	1.8
802,207		Hasbro, Inc.	72,912,594	1.2
1,013,359		Home Depot, Inc.	192,061,931	3.0
777,745		Marriott International, Inc.	105,563,329	1.7
1,362,864		Tapestry, Inc.	60,279,475	1.0
763,121		Other Securities	88,937,030	1.4
			1,149,814,531	18.3
		Consumer Staples: 6.7%
1,749,840		Church & Dwight Co., Inc.	87,789,473	1.4
1,549,493 (1)		Monster Beverage Corp.	98,067,412	1.6
1,028,993		PepsiCo, Inc.	123,396,840	2.0
1,819,062		Sysco Corp.	110,471,635	1.7
			419,725,360	6.7
		Energy: 0.8%
398,803 (2)		Other Securities	50,348,879	0.8
		Financials: 4.0%
530,800		Ameriprise Financial, Inc.	89,954,676	1.4
866,906		Intercontinental Exchange, Inc.	61,168,887	1.0
1,819,657		Progressive Corp.	102,483,082	1.6
			253,606,645	4.0
		Health Care: 12.9%
237,770 (1)		Biogen, Inc.	75,746,389	1.2
4,111,055 (1)		Boston Scientific Corp.	101,913,053	1.6
1,047,845 (1)		Celgene Corp.	109,353,104	1.7
1,211,420		Gilead Sciences, Inc.	86,786,129	1.4
989,522		Johnson & Johnson	138,256,014	2.2
875,581		UnitedHealth Group, Inc.	193,030,587	3.1
1,431,840		Zoetis, Inc.	103,149,754	1.7
			808,235,030	12.9
		Industrials: 12.9%
874,371		Ametek, Inc.	63,365,666	1.0
2,303,120		Delta Air Lines, Inc.	128,974,720	2.0
742,646		Ingersoll-Rand PLC - Class A	66,236,597	1.1
559,430		L3 Technologies, Inc.	110,683,226	1.8
515,092		Parker Hannifin Corp.	102,802,061	1.6
380,854		Stanley Black & Decker, Inc.	64,627,115	1.0
886,174		Union Pacific Corp.	118,835,934	1.9
1,304,978		Waste Management, Inc.	112,619,601	1.8
490,396	(2)(3)	Other Securities	44,915,370	0.7
			813,060,290	12.9
		Information Technology: 37.9%
554,964 (1)		Adobe Systems, Inc.	97,251,891	1.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology (continued)
157,021 (1)		Alphabet, Inc. - Class A	$165,405,921	2.6
2,152,471		Apple, Inc.	364,262,667	5.8
917,338 (1)		Electronic Arts, Inc.	96,375,530	1.5
1,039,221 (1)		Facebook, Inc.	183,380,938	2.9
986,763		Fidelity National Information Services, Inc.	92,844,531	1.5
595,491		Intuit, Inc.	93,956,570	1.5
337,664		Lam Research Corp.	62,153,812	1.0
760,716		Mastercard, Inc. - Class A	115,141,974	1.8
726,451		Microchip Technology, Inc.	63,840,514	1.0
4,658,556		Microsoft Corp.	398,492,880	6.4
510,762 (1)		Palo Alto Networks, Inc.	74,029,844	1.2
1,157,721		Paychex, Inc.	78,817,646	1.3
1,274,485 (1)		Salesforce.com, Inc.	130,290,602	2.1
1,514,063		Texas Instruments, Inc.	158,128,740	2.5
870,584	(1)(4)	VMware, Inc.	109,101,587	1.7
1,013,469	(2)(3)	Other Securities	94,599,748	1.5
			2,378,075,395	37.9
		Materials: 3.3%
1,073,093 (1)		Crown Holdings, Inc.	60,361,481	1.0
1,256,806		DowDuPont, Inc.	89,509,724	1.4
972,512 (2)		Other Securities	57,057,279	0.9
			206,928,484	3.3
		Real Estate: 2.5%
639,324		American Tower Corp.	91,212,355	1.5
141,322		Equinix, Inc.	64,049,957	1.0
			155,262,312	2.5
		Total Common Stock (Cost $4,929,433,119)	6,235,056,926	99.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateral(5): 1.8%
27,499,891	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $27,504,140, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $28,049,889, due 01/31/18-06/20/63)	27,499,891	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
27,499,891	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $27,504,201, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $28,049,890, due 01/11/18-12/01/51)	$27,499,891	0.4
27,499,891	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $27,504,231, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $28,049,890, due 02/15/43-02/15/44)	27,499,891	0.4
5,784,799	RBC Dominion Securities Inc., Repurchase Agreement dated 12/29/17, 1.40%, due 01/02/18 (Repurchase Amount $5,785,687, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.875%-8.875%, Market Value plus accrued interest $5,900,495, due 02/15/19-12/20/47)	5,784,799	0.1
27,499,891	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $27,504,803, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $28,263,551, due 01/15/19-02/15/46)	27,499,891	0.5
		115,784,363	1.8
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.9%
56,430,000 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $56,430,000)	$56,430,000	0.9
	Total Short-Term Investments (Cost $172,214,363)	172,214,363	2.7
	Total Investments in Securities (Cost $5,101,647,482)	$6,407,271,289	102.0
	Liabilities in Excess of Other Assets	(127,401,003)	(2.0)
	Net Assets	$6,279,870,286	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains securities on loan.

(4)
Security, or a portion of the security, is on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$6,235,056,926	$—	$—	$6,235,056,926
Short-Term Investments	56,430,000	115,784,363	—	172,214,363
Total Investments, at fair value	$6,291,486,926	$115,784,363	$—	$6,407,271,289

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $5,114,963,008.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,345,039,838
Gross Unrealized Depreciation	(52,740,905)
Net Unrealized Appreciation	$1,292,298,933

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.6%
	Consumer Discretionary: 6.3%
192,059	Lowe’s Cos, Inc.	$17,849,963	1.4
170,796 (1)	Ralph Lauren Corp.	17,709,837	1.4
280,091	Tapestry, Inc.	12,388,425	0.9
575,193	Other Securities	33,701,074	2.6
		81,649,299	6.3
	Consumer Staples: 9.3%
440,762	Coca-Cola Co.	20,222,161	1.6
275,486	Philip Morris International, Inc.	29,105,096	2.2
392,311	Procter & Gamble Co.	36,045,535	2.8
353,986	Wal-Mart Stores, Inc.	34,956,117	2.7
		120,328,909	9.3
	Energy: 11.0%
482,856	Canadian Natural Resources Ltd.	17,247,616	1.3
214,858	EOG Resources, Inc.	23,185,327	1.8
556,387	Exxon Mobil Corp.	46,536,209	3.6
434,470	Halliburton Co.	21,232,549	1.6
224,476	Occidental Petroleum Corp.	16,534,902	1.3
260,996	Royal Dutch Shell PLC - Class A ADR	17,411,043	1.4
		142,147,646	11.0
	Financials: 27.1%
285,465	Allstate Corp.	29,891,040	2.3
77,703	Ameriprise Financial, Inc.	13,168,327	1.0
548,724	Citizens Financial Group, Inc.	23,035,434	1.8
191,695	Comerica, Inc.	16,641,043	1.3
204,189	Discover Financial Services	15,706,218	1.2
499,747	Hartford Financial Services Group, Inc.	28,125,761	2.2
416,775	Intercontinental Exchange, Inc.	29,407,644	2.3
579,190	JPMorgan Chase & Co.	61,938,579	4.8
1,046,836	Keycorp	21,114,682	1.6
504,007	Lazard Ltd.	26,460,368	2.1
447,340	Morgan Stanley	23,471,930	1.8
104,934	MSCI, Inc. - Class A	13,278,348	1.0
775,875	Wells Fargo & Co.	47,072,336	3.7
		349,311,710	27.1
	Health Care: 13.2%
524,564	AstraZeneca PLC ADR	18,202,371	1.4
236,802	Baxter International, Inc.	15,306,881	1.2
258,031	Gilead Sciences, Inc.	18,485,341	1.4
384,559	Johnson & Johnson	53,730,584	4.2
1,304,005	Pfizer, Inc.	47,231,061	3.7
76,720	UnitedHealth Group, Inc.	16,913,691	1.3
		169,869,929	13.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 8.0%
106,847		Deere & Co.	$16,722,624	1.3
122,783		General Dynamics Corp.	24,980,201	2.0
107,240		Hubbell, Inc.	14,513,862	1.1
86,970		L3 Technologies, Inc.	17,207,014	1.3
400,890		Timken Co.	19,703,744	1.5
72,194 (2)		Other Securities	10,359,839	0.8
			103,487,284	8.0
		Information Technology: 8.5%
856,451		Cisco Systems, Inc.	32,802,073	2.5
172,741		Microsoft Corp.	14,776,265	1.2
238,381		NetApp, Inc.	13,187,237	1.0
568,829		Oracle Corp.	26,894,235	2.1
157,825		Other Securities	21,743,120	1.7
			109,402,930	8.5
		Materials: 2.8%
395,269		DowDuPont, Inc.	28,151,058	2.2
133,931		Other Securities	8,515,333	0.6
			36,666,391	2.8
		Real Estate: 4.4%
118,803		Crown Castle International Corp.	13,188,321	1.0
426,962		Gaming and Leisure Properties, Inc.	15,797,594	1.3
250,533		Highwoods Properties, Inc.	12,754,635	1.0
143,798		Mid-America Apartment Communities, Inc.	14,460,327	1.1
			56,200,877	4.4
		Telecommunication Services: 3.0%
706,361		AT&T, Inc.	27,463,315	2.1
202,704		Other Securities	10,729,123	0.9
			38,192,438	3.0
		Utilities: 6.0%
353,096		Ameren Corp.	20,829,133	1.6
734,870		Exelon Corp.	28,961,227	2.2
179,586		NextEra Energy, Inc.	28,049,537	2.2
440,822	(2)(3)	Other Securities	—	—
			77,839,897	6.0
		Total Common Stock (Cost $1,111,612,608)	1,285,097,310	99.6

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
Communications: —%
32,517 (3)	Other Securities	—	—

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: —%
1,685,000 (3)		Other Securities	$—	—
		Financial: —%
1,216,000	(3)(4)	Other Securities	—	—
		Total Corporate Bonds/Notes (Cost $787,907)	—	—
		Total Long-Term Investments (Cost $1,112,400,515)	1,285,097,310	99.6
SHORT-TERM INVESTMENTS: 1.9%
		Securities Lending Collateral(5): 1.4%
4,206,868		Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $4,207,504, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $4,291,663, due 07/20/45-11/01/47)	4,206,868	0.3
4,206,868		Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.55%, due 01/02/18 (Repurchase Amount $4,207,583, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.250%, Market Value plus accrued interest $4,291,005, due 01/10/18-12/20/47)	4,206,868	0.3
885,656		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/29/17, 1.40%, due 01/02/18 (Repurchase Amount $885,792, collateralized by various U.S. Government Securities, 1.875%-2.750%, Market Value plus accrued interest $903,369, due 07/31/22-08/15/42)	885,656	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
4,206,868	Mizuho Securities USA LLC, Repurchase Agreement dated 12/29/17, 1.40%, due 01/02/18 (Repurchase Amount $4,207,513, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-3.500%, Market Value plus accrued interest $4,291,007, due 04/15/21-11/01/47)	$4,206,868	0.3
4,206,868	Nomura Securities, Repurchase Agreement dated 12/29/17, 1.42%, due 01/02/18 (Repurchase Amount $4,207,523, collateralized by various U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $4,291,005, due 04/05/18-11/20/67)	4,206,868	0.4
		17,713,128	1.4
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
7,137,000 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $7,137,000)	7,137,000	0.5
	Total Short-Term Investments
	(Cost $24,850,128)	24,850,128	1.9
	Total Investments in Securities (Cost $1,137,250,643)	$1,309,947,438	101.5
	Liabilities in Excess of Other Assets	(19,149,873)	(1.5)
	Net Assets	$1,290,797,565	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2017 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Security, or a portion of the security, is on loan.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains Level 3 securities.

(4)
The grouping contains securities in default.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$81,649,299	$—	$—	$81,649,299
Consumer Staples	120,328,909	—	—	120,328,909
Energy	142,147,646	—	—	142,147,646
Financials	349,311,710	—	—	349,311,710
Health Care	169,869,929	—	—	169,869,929
Industrials	103,487,284	—	—	103,487,284
Information Technology	109,402,930	—	—	109,402,930
Materials	36,666,391	—	—	36,666,391
Real Estate	56,200,877	—	—	56,200,877
Telecommunication Services	38,192,438	—	—	38,192,438
Utilities	77,839,897	—	—	77,839,897
Total Common Stock	1,285,097,310	—	—	1,285,097,310
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	7,137,000	17,713,128	—	24,850,128
Total Investments, at fair value	$1,292,234,310	$17,713,128	$—	$1,309,947,438

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$53,529
Total	$53,529

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2017 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(8,010)
Total	$(8,010)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $1,140,144,843.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$177,541,816
Gross Unrealized Depreciation	(7,739,834)
Net Unrealized Appreciation	$169,801,982

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2017

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 46.7%
	Basic Materials: 0.5%
1,400,000	Other Securities	$1,397,792	0.5
	Communications: 2.3%
1,050,000	AT&T, Inc., 2.300%, 03/11/19	1,051,350	0.4
680,000 (1)	Sky PLC, 2.625%, 09/16/19	681,534	0.2
4,971,000	Other Securities	4,973,679	1.7
		6,706,563	2.3
	Consumer, Cyclical: 3.2%
445,000 (1)	BMW US Capital LLC, 1.450%, 09/13/19	440,272	0.1
540,000 (1)	Daimler Finance North America LLC, 2.300%, 01/06/20	538,912	0.2
1,140,000	Ford Motor Credit Co. LLC, 3.157%, 08/04/20	1,154,558	0.4
1,210,000	General Motors Financial Co., Inc., 3.950%, 04/13/24	1,247,111	0.4
530,000 (1)	Nissan Motor Acceptance Corp., 2.150%, 09/28/20	525,790	0.2
5,300,096	Other Securities	5,417,641	1.9
		9,324,284	3.2
	Consumer, Non-cyclical: 7.4%
1,380,000	Abbott Laboratories, 2.800%-2.900%, 09/15/20-11/30/21	1,394,689	0.5
1,380,000	Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	1,387,796	0.5
1,220,000	AstraZeneca PLC, 1.750%-1.950%, 11/16/18-09/18/19	1,215,142	0.4
480,000 (1)	BAT Capital Corp., 2.297%, 08/14/20	477,628	0.2
520,000 (1)	BAT International Finance PLC, 2.750%, 06/15/20	522,818	0.2
990,000	Becton Dickinson and Co., 2.404%, 06/05/20	985,144	0.3
850,000 (1)	Danone SA, 1.691%, 10/30/19	840,057	0.3
560,000 (1)	Imperial Brands Finance PLC, 2.950%, 07/21/20	565,714	0.2
1,060,000	Kraft Heinz Foods Co., 2.000%, 07/02/18	1,060,095	0.3
520,000	Kraft Heinz Foods Co., 2.800%, 07/02/20	523,268	0.2
12,752,000	Other Securities	12,664,263	4.3
		21,636,614	7.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: 3.7%
1,079,000	BP Capital Markets PLC, 2.315%, 02/13/20	$1,081,896	0.4
470,000 (1)	Schlumberger Finance Canada Ltd, 2.200%, 11/20/20	467,413	0.2
2,193,000	Shell International Finance BV, 1.375%-2.125%, 11/10/18-09/12/21	2,172,193	0.7
7,082,000	Other Securities	7,103,631	2.4
		10,825,133	3.7
	Financial: 20.1%
340,000 (1)	ABN AMRO Bank NV, 2.450%, 06/04/20	340,145	0.1
420,000 (1)	ANZ New Zealand Int’l Ltd./London, 2.200%, 07/17/20	417,722	0.1
620,000 (1)	Athene Global Funding, 2.750%, 04/20/20	620,481	0.2
916,000 (1)	Bank of America Corp., 3.004%, 12/20/23	918,854	0.3
1,703,000	Bank of America Corp., 1.950%-2.650%, 05/12/18-11/09/20	1,705,290	0.6
810,000 (1)	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.700%, 03/05/18	809,782	0.3
450,000 (1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/20	447,248	0.2
650,000 (1)	BNZ International Funding Ltd./London, 2.350%, 03/04/19	650,691	0.2
400,000	Capital One NA/Mclean VA, 2.350%, 08/17/18	400,676	0.1
1,203,000	Citigroup, Inc., 2.050%, 12/07/18	1,202,008	0.4
592,000	Citigroup, Inc., 2.500%, 07/29/19	593,986	0.2
460,000 (1)	Commonwealth Bank of Australia, 2.250%, 03/10/20	458,703	0.2
1,050,000	Cooperatieve Rabobank UA/NY, 2.250%, 01/14/19	1,051,220	0.4
720,000	Credit Suisse AG, 5.300%, 08/13/19	754,107	0.3
950,000	Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/20	962,684	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,050,000	Discover Bank, 2.600%, 11/13/18	$1,053,759	0.4
490,000	Fifth Third Bank/Cincinnati OH, 1.625%, 09/27/19	484,413	0.2
950,000	Fifth Third Bank/Cincinnati OH, 2.150%, 08/20/18	951,186	0.3
1,935,000	Goldman Sachs Group, Inc., 2.550%, 10/23/19	1,939,272	0.7
920,000	Hartford Financial Services Group, Inc., 8.125%, 06/15/68	945,300	0.3
900,000 (1)	ING Bank NV, 2.700%, 08/17/20	904,323	0.3
710,000	ING Bank NV, 4.125%, 11/21/23	718,525	0.3
820,000 (1)	Intesa Sanpaolo SpA, 3.125%, 07/14/22	814,836	0.3
1,580,000	JPMorgan Chase & Co., 1.850%-3.200%, 03/22/19-01/25/23	1,583,310	0.5
705,000 (1)	Metropolitan Life Global Funding I, 1.550%, 09/13/19	697,078	0.2
320,000 (1)	Mizuho Financial Group, Inc., 2.632%, 04/12/21	319,216	0.1
1,720,000	Morgan Stanley, 2.200%-2.750%, 12/07/18-05/19/22	1,719,529	0.6
200,000 (1)	Nationwide Building Society, 2.350%, 01/21/20	199,923	0.1
390,000 (1)	Nuveen Finance LLC, 2.950%, 11/01/19	393,858	0.1
540,000 (1)	Protective Life Global Funding, 2.161%, 09/25/20	534,337	0.2
1,330,000	Royal Bank of Canada, 1.800%-2.125%, 07/30/18-03/02/20	1,327,520	0.5
1,386,000	Royal Bank of Scotland Group PLC, 6.400%, 10/21/19	1,481,384	0.5
1,420,000	Santander Holdings USA, Inc., 2.700%, 05/24/19	1,423,434	0.5
430,000	Santander UK PLC, 2.500%, 03/14/19	431,365	0.1
626,000 (1)	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/19	624,755	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
610,000 (1)	Standard Chartered PLC, 2.100%, 08/19/19	$606,313	0.2
913,000	SunTrust Bank/Atlanta GA, 2.250%, 01/31/20	912,001	0.3
357,000	SunTrust Banks, Inc., 2.500%, 05/01/19	358,420	0.1
800,000	Toronto-Dominion Bank/ The, 2.125%, 07/02/19	800,008	0.3
584,000	Toronto-Dominion Bank, 2.250%, 11/05/19	584,443	0.2
1,063,000 (1)	UBS AG/London, 2.200%, 06/08/20	1,056,821	0.4
860,000 (1)	UBS Group Funding Switzerland AG, 2.950%, 09/24/20	869,466	0.3
438,000 (1)	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	440,494	0.1
904,000	Wells Fargo & Co., 2.550%, 12/07/20	907,975	0.3
1,330,000	Wells Fargo Bank NA, 2.150%, 12/06/19	1,328,162	0.5
20,693,000	Other Securities	20,831,680	7.1
		58,576,703	20.1
	Industrial: 2.2%
523,000 (1)	Rolls-Royce PLC, 2.375%, 10/14/20	519,875	0.2
300,000 (1)	Siemens Financieringsmaatschappij NV, 2.200%, 03/16/20	299,610	0.1
950,000	United Parcel Service, Inc., 2.050%, 04/01/21	945,327	0.3
4,632,000	Other Securities	4,624,417	1.6
		6,389,229	2.2
	Technology: 4.2%
1,221,000	Apple, Inc., 1.900%, 02/07/20	1,217,633	0.4
850,000	Apple, Inc., 2.000%, 11/13/20	844,916	0.3
1,230,000	Applied Materials, Inc., 2.625%, 10/01/20	1,243,867	0.4
545,000 (1)	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, 01/15/20	541,552	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
1,290,000 (1)	Dell International LLC / EMC Corp., 3.480%, 06/01/19	$1,306,493	0.4
1,053,000	Intel Corp., 2.450%, 07/29/20	1,064,799	0.4
1,090,000	International Business Machines Corp., 1.900%, 01/27/20	1,085,277	0.4
5,030,000	Other Securities	5,034,226	1.7
		12,338,763	4.2
	Utilities: 3.1%
1,125,000	Duke Energy Corp., 1.800%, 09/01/21	1,095,078	0.4
268,000 (1)	Electricite de France SA, 2.350%, 10/13/20	267,751	0.1
7,793,000	Other Securities	7,803,540	2.6
		9,166,369	3.1
	Total Corporate Bonds/Notes
	(Cost $136,728,339)	136,361,450	46.7
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
317,637	Wells Fargo Mortgage Backed Securities 2005-AR16 2A1, 3.543%, 02/25/34	326,457	0.1
	Total Collateralized Mortgage Obligations
	(Cost $320,539)	326,457	0.1
U.S. GOVERNMENT AGENCY OBLIGATIONS(2): 0.0%
	Federal Home Loan Mortgage Corporation: 0.0%
77	3.153%, 07/01/24	78	0.0
	Federal National Mortgage Association: 0.0%
105,764	Other Securities	115,797	0.0
	Total U.S. Government Agency Obligations
	(Cost $107,856)	115,875	0.0
FOREIGN GOVERNMENT BONDS: 0.1%
179,000	Other Securities	177,663	0.1
	Total Foreign Government Bonds
	(Cost $178,474)	177,663	0.1
U.S. TREASURY OBLIGATIONS: 26.1%
	U.S. Treasury Notes: 26.1%
7,305,000	1.875%, 12/15/20	7,284,033	2.5
96,000	2.125%, 11/30/24	94,730	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Notes (continued)
59,605,000	0.625%, 06/30/18	$59,360,544	20.3
4,138,000	1.250%, 03/31/19	4,107,735	1.4
2,000,000	1.250%, 04/30/19	1,984,302	0.7
2,290,000	1.875%, 03/31/22	2,264,282	0.8
999,000 (3)	1.250%-1.750%, 05/31/19-11/30/19	991,680	0.4
	Total U.S. Treasury Obligations (Cost $76,179,545)	76,087,306	26.1
COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.1%
2,230,610	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/42	2,236,847	0.7
1,060,000 (1)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 D, 5.720%, 04/12/38	1,119,096	0.4
1,500,000 (1)	BXMT 2017-FL1 A Ltd., 2.231%, (US0001M + 0.870%), 06/14/35	1,500,039	0.5
500,000 (1)	Citigroup Commercial Mortgage Trust 2016-SMPL A, 2.228%, 09/10/31	490,915	0.1
1,077,022	Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/48	1,102,618	0.4
21,922,722 (4)	Freddie Mac Multifamily Structured Pass Through Certificates K702 X1, 1.460%, 02/25/18	15,602	0.0
14,100,904 (4)	Freddie Mac Multifamily Structured Pass Through Certificates K703 X1, 2.022%, 05/25/18	47,271	0.0
22,003,313 (4)	Freddie Mac Multifamily Structured Pass Through Certificates K705 X1, 1.706%, 09/25/18	196,069	0.1
190,363 (1)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.382%, 06/10/36	189,737	0.1
427,369	Ginnie Mae 2011-53 B, 4.397%, 05/16/51	446,232	0.1
762,974	Ginnie Mae 2014-168 DA, 2.400%, 06/16/46	755,467	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
281,427	Ginnie Mae 2014-54 AC, 2.874%, 02/16/49	$282,226	0.1
764,803	Ginnie Mae 2015-183 AC, 2.350%, 07/16/56	752,464	0.3
185,715	Ginnie Mae 2015-21 AF, 2.071%, 07/16/48	182,008	0.1
406,889	Ginnie Mae 2015-81 AC, 2.400%, 01/16/56	400,359	0.1
464,526	Ginnie Mae 2016-110 AB, 2.000%, 05/16/49	453,664	0.1
205,600	Ginnie Mae 2016-86 AB, 2.500%, 09/16/56	203,788	0.1
552,538	Ginnie Mae 2017-50 AB, 2.400%, 02/16/47	546,323	0.2
633,273	Ginnie Mae 2017-51 AB, 2.350%, 04/16/57	627,005	0.2
257,298	Ginnie Mae 2017-69 AB, 2.350%, 05/16/53	253,032	0.1
386,574	Ginnie Mae 2017-70 A, 2.500%, 10/16/57	381,925	0.1
922,211	Ginnie Mae 2017-86 AB, 2.300%, 11/16/51	908,355	0.3
892,827	Ginnie Mae 2017-89 A, 2.500%, 08/16/57	883,998	0.3
1,063,955 (1)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 A3, 4.106%, 07/15/46	1,067,773	0.3
2,710,000 (1)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.408%, 08/15/46	2,912,308	1.0
498,142	JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/47	503,118	0.2
495,525	JPMBB Commercial Mortgage Securities Trust 2013-C15 A2, 2.977%, 11/15/45	498,043	0.2
760,000 (1)	PFP 2015-2 C, 4.727%, (US0001M + 3.250%), 07/14/34	760,942	0.3
3,952,497	Other Securities	3,974,654	1.4
	Total Commercial Mortgage-Backed Securities (Cost $23,839,378)	23,691,878	8.1

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 18.6%
	Automobile Asset-Backed Securities: 6.3%
400,000	Ally Auto Receivables Trust 2017-2 A4, 2.100%, 03/15/22	$398,544	0.1
900,000	Ally Auto Receivables Trust 2017-3 A4, 2.010%, 03/15/22	894,290	0.3
350,000 (1)	Bank of The West Auto Trust 2015-1 A4, 1.660%, 09/15/20	349,282	0.1
750,000	CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/22	747,289	0.3
750,000	CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/22	746,312	0.2
750,000 (1)	Chrysler Capital Auto Receivables Trust 2016-BA A4, 1.870%, 02/15/22	743,310	0.3
1,300,000	Ford Credit Auto Owner Trust 2016-C A4, 1.400%, 02/15/22	1,277,104	0.4
1,200,000	GM Financial Automobile Leasing Trust 2016-3 A4, 1.780%, 05/20/20	1,195,774	0.4
350,000	GM Financial Automobile Leasing Trust 2017-1 A4, 2.260%, 08/20/20	350,406	0.1
970,000	Harley-Davidson Motorcycle Trust 2015-1 A4, 1.670%, 08/15/22	967,110	0.3
300,000 (1)	Hyundai Auto Lease Securitization Trust 2016-C A4, 1.650%, 07/15/20	298,559	0.1
400,000	Hyundai Auto Receivables Trust 2017-A A4, 2.090%, 04/17/23	397,585	0.2
950,000	Hyundai Auto Receivables Trust 2017-B A4, 1.960%, 02/15/23	941,454	0.3
1,000,000	Mercedes-Benz Auto Lease Trust 2016-B, 1.520%, 06/15/22	994,454	0.3
450,000	Mercedes-Benz Auto Receivables Trust 2015-1 A4, 1.750%, 12/15/21	448,451	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
350,000	Nissan Auto Lease Trust 2016-B A4, 1.610%, 01/18/22	$348,524	0.1
700,000	Nissan Auto Receivables 2017-B A4, 1.950%, 10/16/23	694,403	0.3
650,000	Nissan Auto Receivables 2017-C A4 Owner Trust, 2.280%, 02/15/24	648,734	0.2
550,000 (1)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/21	551,234	0.2
1,450,000 (1)	OSCAR US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/21	1,439,934	0.5
900,000 (1)	Santander Retail Auto Lease Trust 2017-A A3, 2.220%, 01/20/21	897,775	0.3
650,000 (1)	Santander Retail Auto Lease Trust 2017-A A4, 2.370%, 01/20/22	647,585	0.2
670,000	Toyota Auto Receivables 2016-A Owner Trust A4, 1.470%, 09/15/21	663,797	0.3
650,000	Toyota Auto Receivables 2017-B Owner Trust A4, 2.050%, 09/15/22	647,030	0.2
650,000	Toyota Auto Receivables 2017-C A4 Owner Trust, 1.980%, 12/15/22	644,363	0.2
560,000	Other Securities	558,397	0.2
		18,491,700	6.3
	Credit Card Asset-Backed Securities: 3.2%
850,000	American Express Credit Account Master Trust 2017-1 A, 1.930%, 09/15/22	846,341	0.3
650,000	American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/22	646,666	0.2
1,500,000	Cabela’s Credit Card Master Note Trust 2015-1A A1, 2.260%, 03/15/23	1,502,335	0.5
900,000	Cabela’s Credit Card Master Note Trust 2016-1 A1, 1.780%, 06/15/22	895,025	0.3
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Credit Card Asset-Backed Securities (continued)
650,000	Capital One Multi-Asset Execution Trust 2016-A4 A4, 1.330%, 06/15/22	$642,103	0.2
1,200,000	Capital One Multi-Asset Execution Trust 2016-A6 A6, 1.820%, 09/15/22	1,193,851	0.4
420,000	Citibank Credit Card Issuance Trust 2014-A6 A6, 2.150%, 07/15/21	420,532	0.2
900,000	Citibank Credit Card Issuance Trust 2016-A1 A1, 1.750%, 11/19/21	894,145	0.3
1,200,000	Discover Card Execution Note Trust 2016-A4 A4, 1.390%, 03/15/22	1,185,611	0.4
200,000	Discover Card Execution Note Trust 2017-A6 A6, 1.880%, 02/15/23	198,499	0.1
950,000	Other Securities	940,191	0.3
		9,365,299	3.2
	Home Equity Asset-Backed Securities: 0.0%
41,058	Other Securities	41,231	0.0
	Other Asset-Backed Securities: 8.8%
500,000 (1)	Ares XLIV CLO Ltd. 2017-44A A2, 2.664%, (US0003M + 1.350%), 10/15/29	502,068	0.2
970,000 (1)	Babson CLO Ltd. 2014-3A AR, 2.679%, (US0003M + 1.320%), 01/15/26	971,257	0.3
250,000 (1)	Bain Capital Credit CLO 2017-1A A2, 2.644%, (US0003M + 1.350%), 07/20/30	250,958	0.1
250,000 (1)	Barings CLO Ltd. 2017-1A A2, 2.631%, (US0003M + 1.350%), 07/18/29	250,953	0.1
580,000 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 2.609%, (US0003M + 1.250%), 07/15/29	584,718	0.2
1,650,000 (1)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 2.849%, (US0003M + 1.490%), 01/15/29	1,656,516	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (1)	Carbone CLO Ltd 2017-1A A1, 2.809%, (US0003M + 1.140%), 01/20/31	$250,097	0.1
1,210,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 2.663%, (US0003M + 1.300%), 04/20/31	1,213,451	0.4
620,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 2.618%, (US0003M + 1.250%), 10/17/30	623,885	0.2
750,000 (1)	CIFC Funding 2013-2A A1LR, 2.564%, (US0003M + 1.210%), 10/18/30	755,461	0.3
630,000 (1)	CIFC Funding 2016-1A A, 2.843%, (US0003M + 1.480%), 10/21/28	632,532	0.2
600,000 (1)	CIFC Funding 2017-4 A1, 2.633%, (US0003M + 1.250%), 10/24/30	605,175	0.2
600,000 (1)	Clear Creek CLO Ltd. 2015-1A AR, 2.563%, (US0003M + 1.200%), 10/20/30	604,066	0.2
933,771	CWABS, Inc. Asset-Backed Certificates Trust 2004-5 1A, 2.052%, (US0001M + 0.500%), 10/25/34	921,506	0.3
550,000 (1)	Deer Creek Clo Ltd. 2017-1A A, 3.177%, (US0003M + 1.180%), 10/20/30	551,213	0.2
680,000 (1)	Dewolf Park Clo Ltd. 2017-1A A, 2.464%, (US0003M + 1.210%), 10/15/30	685,104	0.2
480,000 (1)	Dryden 33 Senior Loan Fund 2014-33A AR, 2.789%, (US0003M + 1.430%), 10/15/28	483,819	0.2
1,120,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 2.709%, (US0003M + 1.350%), 04/15/28	1,123,581	0.4
480,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 2.616%, (US0003M + 1.200%), 08/15/30	483,728	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
300,000	(1)(5)	Eaton Vance Clo 2015-1A A2R Ltd., 2.727%, (US0003M + 1.250%), 01/20/30	$300,000	0.1
750,000 (1)		Galaxy XIX CLO Ltd. 2015-19A A1R, 2.585%, (US0003M + 1.220%), 07/24/30	755,535	0.2
500,000 (1)		Galaxy XV CLO Ltd. 2013-15A AR, 2.559%, (US0003M + 1.200%), 10/15/30	503,916	0.2
300,000 (1)		Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 2.724%, (US0003M + 1.150%), 11/28/30	300,904	0.1
43,468 (1)		GSAMP Trust 2005-SEA2 A1, 1.902%, (US0001M + 0.350%), 01/25/45	43,489	0.0
750,000 (1)		KKR CLO 20 A Ltd., 2.846%, (US0003M + 1.130%), 10/16/30	749,834	0.3
600,000 (1)		LCM 26A A2 Ltd. 0.000%, (US0003M + 1.250%), 01/20/31	600,000	0.2
950,000 (1)		LCM XXIII Ltd. 23A A1, 2.763%, (US0003M + 1.400%), 10/20/29	962,056	0.3
520,000 (1)		Octagon Investment Partners 30 Ltd. 2017-1A A1, 2.683%, (US0003M + 1.320%), 03/17/30	526,718	0.2
400,000 (1)		Octagon Investment Partners 33 Ltd. 2017-1A A1, 2.591%, (US0003M + 1.190%), 01/20/31	400,234	0.1
500,000 (1)		Octagon Investment Partners Ltd. 2017-1A A2, 2.668%, (US0003M + 1.350%), 07/15/29	$502,642	0.2
500,000 (1)		Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 2.734%, (US0003M + 1.375%), 07/15/29	505,092	0.2
400,000 (1)		Octagon Investment Partners XV Ltd. 2013-1A A2R, 2.707%, (US0003M + 1.350%), 07/19/30	403,566	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
750,000 (1)	OHA Loan Funding Ltd. 2015-1A AR, 2.826%, (US0003M + 1.410%), 08/15/29	$762,713	0.3
700,000 (1)	Palmer Square CLO 2015-2A A1AR Ltd., 2.633%, (US0003M + 1.270%), 07/20/30	706,120	0.2
275,000 (1)	Palmer Square CLO 2015-2A A1BR Ltd., 2.713%, (US0003M + 1.350%), 07/20/30	277,649	0.1
500,000 (1)	TCI-Symphony CLO 2017-1A A Ltd., 2.501%, (US0003M + 1.230%), 07/15/30	503,848	0.2
400,000 (1)	TCI-Flatiron CLO 2017-1A A Ltd., 2.147%, (US0003M + 1.200%), 11/17/30	400,212	0.1
600,000 (1)	THL Credit Wind River 2013-2A AR CLO Ltd., 2.584%, (US0003M + 1.230%), 10/18/30	605,498	0.2
570,000 (1)	THL Credit Wind River 2017-2A A CLO Ltd., 2.544%, (US0003M + 1.230%), 07/20/30	571,041	0.2
450,000 (1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/21	447,623	0.2
1,720,000 (6)	Other Securities	1,715,678	0.6
		25,694,456	8.8
	Student Loan Asset-Backed Securities: 0.3%
700,000 (1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/42	696,705	0.3
	Total Asset-Backed Securities
	(Cost $54,324,083)	54,289,391	18.6
	Total Long-Term Investments (Cost $291,678,214)	291,050,020	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.1%
	Securities Lending Collateral(7): 0.1%
158,993	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $159,021, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $163,408, due 01/15/19-02/15/46) (Cost $158,993)	$158,993	0.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
70,000 (8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $70,000)	70,000	0.0
	Total Short-Term Investments (Cost $228,993)	228,993	0.1
	Total Investments in Securities (Cost $291,907,207)	$291,279,013	99.8
	Assets in Excess of Other Liabilities	500,062	0.2
	Net Assets	$291,779,075	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2017 (continued)

(2)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(3)
Security, or a portion of the security, is on loan.

(4)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
The grouping contains Level 3 securities.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2017.

Reference Rate Abbreviations:
H15T1Y
U.S. Treasury 1-Year Constant Maturity

US0001M
1-month LIBOR

US0003M
3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$136,361,450	$—	$136,361,450
Collateralized Mortgage Obligations	—	326,457	—	326,457
U.S. Treasury Obligations	—	76,087,306	—	76,087,306
Commercial Mortgage-Backed Securities	—	23,691,878	—	23,691,878
U.S. Government Agency Obligations	—	115,875	—	115,875
Asset-Backed Securities	—	53,289,391	1,000,000	54,289,391
Foreign Government Bonds	—	177,663	—	177,663
Short-Term Investments	70,000	158,993	—	228,993
Total Investments, at fair value	$70,000	$290,209,013	$1,000,000	$291,279,013
Other Financial Instruments+
Futures	65,341	—	—	65,341
Total Assets	$135,341	$290,209,013	$1,000,000	$291,344,354
Liabilities Table
Other Financial Instruments+
Futures	$(178,374)	$—	$—	$(178,374)
Total Liabilities	$(178,374)	$—	$—	$(178,374)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2017, the following futures contracts were outstanding for Voya Limited Maturity Bond Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	410	03/29/18	$87,784,844	$(178,374)
			$87,784,844	$(178,374)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2017 (continued)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(2)	03/20/18	(248,094)	1,324
U.S. Treasury 5-Year Note	(126)	03/29/18	(14,636,672)	63,158
U.S. Treasury Long Bond	(1)	03/20/18	(153,000)	248
U.S. Treasury Ultra 10-Year Note	(1)	03/20/18	(133,562)	611
			$(15,171,328)	$65,341

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$65,341
Total Asset Derivatives		$65,341

Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$178,374
Total Liability Derivatives		$178,374

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Interest rate contracts	$(384,367)	$13,764	$(370,603)
Total	$(384,367)	$13,764	$(370,603)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Interest rate contracts	$(137,681)	$(13,562)	$(151,243)
Total	$(137,681)	$(13,562)	$(151,243)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $291,821,198.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$504,854
Gross Unrealized Depreciation	(1,160,071)
Net Unrealized Depreciation	$(655,217)

See Accompanying Notes to Financial Statements

Voya Multi-Manager Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.2%
	Consumer Discretionary: 16.9%
98,674 (1)	Carmax, Inc.	$6,327,963	1.9
119,479	Carnival Corp.	7,929,821	2.3
106,301	Comcast Corp. – Class A	4,257,355	1.3
81,661 (1)	Dollar Tree, Inc.	8,763,042	2.6
90,132	Lowe’s Cos, Inc.	8,376,868	2.5
79,247	Nike, Inc.	4,956,900	1.5
15,972 (1)	O’Reilly Automotive, Inc.	3,841,905	1.1
113,989 (2)	Other Securities	12,372,999	3.7
		56,826,853	16.9
	Consumer Staples: 6.6%
85,770	Altria Group, Inc.	6,124,836	1.8
67,936	Coca-Cola Co.	3,116,904	0.9
19,982	PepsiCo, Inc.	2,396,241	0.7
44,880	Philip Morris International, Inc.	4,741,572	1.4
105,755	Other Securities	6,019,420	1.8
		22,398,973	6.6
	Energy: 4.8%
66,618	Canadian Natural Resources Ltd.	2,379,595	0.7
54,560	Chevron Corp.	6,830,366	2.0
38,780	Exxon Mobil Corp.	3,243,559	1.0
54,825	Other Securities	3,724,601	1.1
		16,178,121	4.8
	Financials: 21.1%
8,970 (1)	Alleghany Corp.	5,346,927	1.6
101,375	Bank of America Corp.	2,992,590	0.9
43,553	Bank of New York Mellon Corp.	2,345,765	0.7
89,717 (1)	Berkshire Hathaway, Inc. – Class B	17,783,704	5.3
15,476	Blackrock, Inc.	7,950,176	2.4
66,015	Citigroup, Inc.	4,912,176	1.4
57,079	JPMorgan Chase & Co.	6,104,028	1.8
53,855	Morgan Stanley	2,825,772	0.8
147,392	Progressive Corp.	8,301,118	2.5
178,200	Wells Fargo & Co.	10,811,394	3.2
19,302	Other Securities	1,669,445	0.5
		71,043,095	21.1
	Health Care: 10.8%
46,666 (1)	Alexion Pharmaceuticals, Inc.	5,580,787	1.7
7,945 (1)	Biogen, Inc.	2,531,038	0.7
71,160	Bristol-Myers Squibb Co.	4,360,685	1.3
10,120	Cigna Corp.	2,055,271	0.6
67,249	Eli Lilly & Co.	5,679,850	1.7
30,969	Johnson & Johnson	4,326,989	1.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
83,450	Pfizer, Inc.	$3,022,559	0.9
86,398 (2)	Other Securities	8,770,467	2.6
		36,327,646	10.8
	Industrials: 12.0%
44,380	Deere & Co.	6,945,914	2.1
34,360	FedEx Corp.	8,574,194	2.5
34,115	General Dynamics Corp.	6,940,697	2.1
26,023	Honeywell International, Inc.	3,990,887	1.2
45,702	Norfolk Southern Corp.	6,622,220	2.0
69,604	Southwest Airlines Co.	4,555,582	1.3
99,505	Other Securities	2,879,238	0.8
		40,508,732	12.0
	Information Technology: 19.8%
2,238 (1)	Alphabet, Inc. - Class A	2,357,509	0.7
10,639 (1)	Alphabet, Inc. - Class C	11,132,650	3.3
90,617	Apple, Inc.	15,335,115	4.5
12,088	Broadcom Ltd.	3,105,407	0.9
189,539	Cisco Systems, Inc.	7,259,344	2.2
29,960 (1)	Facebook, Inc.	5,286,742	1.6
19,986	Mastercard, Inc. - Class A	3,025,081	0.9
60,165	Microsoft Corp.	5,146,514	1.5
64,025	Visa, Inc. - Class A	7,300,130	2.2
92,226 (2)	Other Securities	6,795,270	2.0
		66,743,762	19.8
	Materials: 3.0%
12,155	NewMarket Corp.	4,830,275	1.4
5,621	Sherwin-Williams Co.	2,304,835	0.7
66,480	Other Securities	2,987,666	0.9
		10,122,776	3.0
	Real Estate: 0.6%
14,688	American Tower Corp.	2,095,537	0.6
	Telecommunication Services: 2.3%
75,870	AT&T, Inc.	2,949,826	0.9
89,842	Verizon Communications, Inc.	4,755,337	1.4
		7,705,163	2.3
	Utilities: 0.3%
23,855	Other Securities	1,147,187	0.3
	Total Common Stock
	(Cost $252,048,343)	331,097,845	98.2
SHORT-TERM INVESTMENTS: 1.5%
	Mutual Funds: 1.5%
5,093,568 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $5,093,568)	5,093,568	1.5

See Accompanying Notes to Financial Statements

Voya Multi-Manager Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Portfolio	as of December 31, 2017 (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $5,093,568)	$5,093,568	1.5
Total Investments in Securities
(Cost $257,141,911)	$336,191,413	99.7
Assets in Excess of Other Liabilities	926,432	0.3
Net Assets	$337,117,845	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$331,097,845	$—	$—	$331,097,845
Short-Term Investments	5,093,568	—	—	5,093,568
Total Investments, at fair value	$336,191,413	$—	$—	$336,191,413

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $258,547,062.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$80,862,244
Gross Unrealized Depreciation	(3,217,893)
Net Unrealized Appreciation	$77,644,351

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 12.1%
88,426 (1)		Amazon.com, Inc.	$103,411,554	2.0
1,031,239		Comcast Corp. – Class A	41,301,122	0.8
258,179		Home Depot, Inc.	48,932,666	1.0
176,251		McDonald’s Corp.	30,336,322	0.6
333,916		Walt Disney Co.	35,899,309	0.7
5,842,313	(2)(3)	Other Securities	355,851,340	7.0
			615,732,313	12.1
		Consumer Staples: 8.1%
421,883		Altria Group, Inc.	30,126,665	0.6
847,794		Coca-Cola Co.	38,896,789	0.8
314,423		PepsiCo, Inc.	37,705,606	0.7
343,386		Philip Morris International, Inc.	36,278,731	0.7
563,363		Procter & Gamble Co.	51,761,792	1.0
323,617		Wal-Mart Stores, Inc.	31,957,179	0.6
2,685,545 (3)		Other Securities	186,935,128	3.7
			413,661,890	8.1
		Energy: 6.0%
419,934		Chevron Corp.	52,571,537	1.0
936,820		Exxon Mobil Corp.	78,355,625	1.5
3,604,094	(2)(3)	Other Securities	175,537,248	3.5
			306,464,410	6.0
		Financials: 14.7%
2,144,682		Bank of America Corp.	63,311,013	1.2
425,468 (1)		Berkshire Hathaway, Inc. – Class B	84,336,267	1.7
584,564		Citigroup, Inc.	43,497,407	0.9
767,124		JPMorgan Chase & Co.	82,036,241	1.6
979,837		Wells Fargo & Co.	59,446,711	1.2
5,964,166 (3)		Other Securities	413,308,486	8.1
			745,936,125	14.7
		Health Care: 13.7%
384,831		Abbott Laboratories	21,962,305	0.4
352,440		AbbVie, Inc.	34,084,472	0.7
160,493		Amgen, Inc.	27,909,733	0.6
361,859		Bristol-Myers Squibb Co.	22,174,720	0.4
593,965		Johnson & Johnson	82,988,790	1.6
299,267		Medtronic PLC	24,165,810	0.5
604,719		Merck & Co., Inc.	34,027,538	0.7
1,317,856		Pfizer, Inc.	47,732,744	1.0
214,252		UnitedHealth Group, Inc.	47,233,996	0.9
3,338,272	(2)(3)	Other Securities	352,319,149	6.9
			694,599,257	13.7
		Industrials: 10.2%
131,940		3M Co.	31,054,718	0.6
123,777		Boeing Co.	36,503,075	0.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
1,917,316		General Electric Co.	$33,457,164	0.7
168,432		Honeywell International, Inc.	25,830,731	0.5
174,036		Union Pacific Corp.	23,338,228	0.5
164,198		United Technologies Corp.	20,946,739	0.4
3,521,472 (3)		Other Securities	346,396,441	6.8
			517,527,096	10.2
		Information Technology: 23.6%
136,631		Accenture PLC	20,916,840	0.4
65,895 (1)		Alphabet, Inc. - Class A	69,413,793	1.4
66,739 (1)		Alphabet, Inc. - Class C	69,835,690	1.4
1,135,148		Apple, Inc.	192,101,096	3.8
89,894		Broadcom Ltd.	23,093,769	0.5
1,092,988		Cisco Systems, Inc.	41,861,440	0.8
527,257 (1)		Facebook, Inc.	93,039,770	1.8
1,034,704		Intel Corp.	47,761,937	0.9
190,356		International Business Machines Corp.	29,204,417	0.6
205,351		Mastercard, Inc. - Class A	31,081,927	0.6
1,705,623		Microsoft Corp.	145,898,991	2.9
133,981		Nvidia Corp.	25,925,323	0.5
673,585		Oracle Corp.	31,847,099	0.6
217,899		Texas Instruments, Inc.	22,757,372	0.4
400,940		Visa, Inc. - Class A	45,715,179	0.9
5,017,901	(2)(3)	Other Securities	308,440,742	6.1
			1,198,895,385	23.6
		Materials: 3.0%
517,350		DowDuPont, Inc.	36,845,667	0.7
1,478,867 (3)		Other Securities	114,270,999	2.3
			151,116,666	3.0
		Real Estate: 2.9%
2,050,912 (3)		Other Securities	145,970,624	2.9
		Telecommunication Services: 2.1%
1,357,496		AT&T, Inc.	52,779,445	1.0
901,910		Verizon Communications, Inc.	47,738,096	1.0
215,076		Other Securities	3,587,468	0.1
			104,105,009	2.1
		Utilities: 2.9%
2,591,463		Other Securities	148,073,831	2.9
		Total Common Stock
		(Cost $2,918,943,971)	5,042,082,606	99.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
	Securities Lending Collateral(4): 0.2%
594,519	Bank of Montreal, Repurchase Agreement dated 12/29/17, 1.35%, due 01/02/18 (Repurchase Amount $594,607, collateralized by various U.S. Government Securities, 0.125%-5.250%, Market Value plus accrued interest $606,410, due 04/30/18-02/15/45)	$594,519	0.0
2,826,219	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $2,826,646, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $2,883,185, due 07/20/45-11/01/47)	2,826,219	0.0
2,826,219	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $2,826,656, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $2,882,744, due 01/31/18-06/20/63)	2,826,219	0.1
2,826,219	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $2,826,662, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,882,743, due 01/11/18-12/01/51)	2,826,219	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4) (continued)
2,826,219	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $2,826,724, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,904,702, due 01/15/19-02/15/46)	$2,826,219	0.1
		11,899,395	0.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
31,200,000 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $31,200,000)	31,200,000	0.6
	Total Short-Term Investments (Cost $43,099,395)	43,099,395	0.8
	Total Investments in Securities (Cost $2,962,043,366)	$5,085,182,001	100.1
	Liabilities in Excess of Other Assets	(5,980,572)	(0.1)
	Net Assets	$5,079,201,429	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$5,042,082,606	$—	$—	$5,042,082,606
Short-Term Investments	31,200,000	11,899,395	—	43,099,395
Total Investments, at fair value	$5,073,282,606	$11,899,395	$—	$5,085,182,001
Other Financial Instruments+
Futures	260,650	—	—	260,650
Total Assets	$5,073,543,256	$11,899,395	$—	$5,085,442,651

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the following futures contracts were outstanding for Voya U.S. Stock Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	276	03/16/18	$36,928,800	$260,650
			$36,928,800	$260,650

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$260,650
Total Asset Derivatives		$260,650

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$7,395,135
Total	$7,395,135

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$455,847
Total	$455,847
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2017 (continued)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $2,988,230,136. Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$2,199,188,262
Gross Unrealized Depreciation	(101,975,747)
Net Unrealized Appreciation	$2,097,212,515

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.1%
	Diversified REITs: 8.0%
357,704	Forest City Realty Trust, Inc.	$8,620,666	1.8
218,010	Gramercy Property Trust	5,812,147	1.2
757,841	Spirit Realty Capital, Inc.	6,502,276	1.4
280,492	STORE Capital Corp.	7,304,012	1.5
1,314,912	VEREIT, Inc.	10,243,164	2.1
		38,482,265	8.0
	Health Care REITs: 6.3%
346,213	Healthcare Trust of America, Inc.	10,400,238	2.2
300,338	Physicians Realty Trust	5,403,081	1.1
89,379	Ventas, Inc.	5,363,634	1.1
147,551	Welltower, Inc.	9,409,327	1.9
		30,576,280	6.3
	Hotel & Resort REITs: 6.0%
570,295	Host Hotels & Resorts, Inc.	11,320,356	2.3
154,092 (1)	MGM Growth Properties LLC	4,491,782	0.9
218,868	Park Hotels & Resorts, Inc.	6,292,455	1.3
195,777	Sunstone Hotel Investors, Inc.	3,236,194	0.7
179,892	Xenia Hotels & Resorts, Inc.	3,883,868	0.8
		29,224,655	6.0
	Hotels, Resorts & Cruise Lines: 1.7%
51,404	Hilton Worldwide Holdings, Inc.	4,105,123	0.8
30,665	Marriott International, Inc.	4,162,161	0.9
		8,267,284	1.7
	Industrial REITs: 8.2%
136,045	DCT Industrial Trust, Inc.	7,996,725	1.6
493,701	ProLogis, Inc.	31,848,651	6.6
		39,845,376	8.2
	Office REITs: 14.4%
158,299	Alexandria Real Estate Equities, Inc.	20,672,266	4.3
30,498	Boston Properties, Inc.	3,965,655	0.8
271,136	Brandywine Realty Trust	4,931,964	1.0
215,130	Columbia Property Trust, Inc.	4,937,233	1.0
128,828	Douglas Emmett, Inc.	5,289,678	1.1
272,474	Hudson Pacific Properties, Inc.	9,332,235	1.9
32,505	Kilroy Realty Corp.	2,426,498	0.5
221,494	Paramount Group, Inc.	3,510,680	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued) 99.1%
	Office REITs (continued)
22,269	SL Green Realty Corp.	$2,247,610	0.5
158,253	Vornado Realty Trust	12,372,220	2.6
		69,686,039	14.4
	Residential REITs: 13.8%
97,838	AvalonBay Communities, Inc.	17,455,277	3.6
259,480	Equity Residential	16,547,040	3.4
53,178	Essex Property Trust, Inc.	12,835,574	2.6
476,828 (1)	Invitation Homes, Inc.	11,238,836	2.3
96,823	Sun Communities, Inc.	8,983,238	1.9
		67,059,965	13.8
	Retail REITs: 20.4%
497,635	Brixmor Property Group, Inc.	9,285,869	1.9
707,400	GGP, Inc.	16,546,086	3.4
118,638	Kimco Realty Corp.	2,153,280	0.5
138,403	Kite Realty Group Trust	2,712,699	0.6
97,954	Macerich Co.	6,433,619	1.3
251,009	Regency Centers Corp.	17,364,802	3.6
133,784	Retail Opportunity Investments Corp.	2,668,991	0.6
192,479	Simon Property Group, Inc.	33,056,343	6.8
91,370	Taubman Centers, Inc.	5,978,339	1.2
265,951 (2)	Other Securities	2,622,419	0.5
		98,822,447	20.4
	Specialized REITs: 20.3%
26,473	Crown Castle International Corp.	2,938,768	0.6
300,835	CubeSmart	8,700,148	1.8
172,489	CyrusOne, Inc.	10,268,270	2.1
76,513	Equinix, Inc.	34,677,222	7.2
210,376	Extra Space Storage, Inc.	18,397,381	3.8
100,150	Four Corners Property Trust, Inc.	2,573,855	0.5
199,922	Geo Group, Inc./The	4,718,159	1.0
419,058	Iron Mountain, Inc.	15,811,059	3.3
		98,084,862	20.3
	Total Common Stock (Cost $454,738,407)	480,049,173	99.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Securities Lending Collateral(3): 1.2%
289,247	Bank of Montreal, Repurchase Agreement dated 12/29/17, 1.35%, due 01/02/18 (Repurchase Amount $289,290, collateralized by various U.S. Government Securities, 0.125%-5.250%, Market Value plus accrued interest $295,032, due 04/30/18-02/15/45)	$289,247	0.0
1,374,964	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,375,176, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,402,463, due 01/31/18-06/20/63)	1,374,964	0.3
1,374,964	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $1,375,179, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,402,463, due 01/11/18-12/01/51)	1,374,964	0.3
1,374,964	HSBC Securities USA, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $1,375,172, collateralized by various U.S. Government Securities, 0.000%-0.375%, Market Value plus accrued interest $1,402,475, due 05/15/ 18-08/15/46)	1,374,964	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(3) (continued)
1,374,964	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,375,210, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,413,146, due 01/15/19-02/15/46)	$1,374,964	0.3
		5,789,103	1.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
4,070,313 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $4,070,313)	4,070,313	0.8
	Total Short-Term Investments (Cost $9,859,416)	9,859,416	2.0
	Total Investments in Securities (Cost $464,597,823)	$489,908,589	101.1
	Liabilities in Excess of Other Assets	(5,257,724)	(1.1)
	Net Assets	$484,650,865	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
The grouping contains securities on loan.

(3)
Represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2017 (continued)

REIT Diversification	Percentage of Net Assets
Retail REITs	20.4%
Specialized REITs	20.3
Office REITs	14.4
Residential REITs	13.8
Industrial REITs	8.2
Diversified REITs	8.0
REIT Diversification	Percentage of Net Assets
Health Care REITs	6.3
Hotel & Resort REITs	6.0
Hotels, Resorts & Cruise Lines	1.7
Assets in Excess of Other Liabilities*	0.9
Net Assets	100.0%

*
Includes short-term investments.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$480,049,173	$—	$—	$480,049,173
Short-Term Investments	4,070,313	5,789,103	—	9,859,416
Total Investments, at fair value	$484,119,486	$5,789,103	$—	$489,908,589

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $469,084,813.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$35,073,947
Gross Unrealized Depreciation	(14,250,171)
Net Unrealized Appreciation	$20,823,776

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 50.3%
		Consumer Discretionary: 4.6%
40,000		Daimler AG	$3,382,410	0.7
613,404		Ford Motor Co.	7,661,416	1.7
91,000		Target Corp.	5,937,750	1.3
105,000		Other Securities	4,051,700	0.9
			21,033,276	4.6
		Consumer Staples: 3.8%
42,000 (1)		Anheuser-Busch InBev NV ADR	4,685,520	1.0
110,000		Coca-Cola Co.	5,046,800	1.1
40,000		PepsiCo, Inc.	4,796,800	1.1
27,000		Other Securities	2,852,550	0.6
			17,381,670	3.8
		Energy: 9.7%
200,000		BP PLC ADR	8,406,000	1.8
60,000		Chevron Corp.	7,511,400	1.7
84,965		Halliburton Co.	4,152,247	0.9
50,000		Occidental Petroleum Corp.	3,683,000	0.8
215,000		Royal Dutch Shell PLC - Class A ADR	14,342,650	3.1
319,000 (2)		Other Securities	6,557,160	1.4
			44,652,457	9.7
		Financials: 6.6%
180,000		Bank of America Corp.	5,313,600	1.2
64,300		JPMorgan Chase & Co.	6,876,242	1.5
72,908		Metlife, Inc.	3,686,228	0.8
80,000		US Bancorp	4,286,400	0.9
165,000		Wells Fargo & Co.	10,010,550	2.2
			30,173,020	6.6
		Health Care: 6.3%
65,000		AstraZeneca PLC	4,485,355	1.0
60,600		Merck & Co., Inc.	3,409,962	0.8
150,000		Pfizer, Inc.	5,433,000	1.2
131,000		Sanofi ADR	5,633,000	1.2
122,700 (2)		Other Securities	9,810,690	2.1
			28,772,007	6.3
		Industrials: 4.4%
500,000		General Electric Co.	8,725,000	1.9
50,000		Republic Services, Inc.	3,380,500	0.8
51,222	(2)(3)	Other Securities	7,955,993	1.7
			20,061,493	4.4
		Information Technology: 4.2%
29,042		Apple, Inc.	4,914,778	1.1
100,000		Intel Corp.	4,616,000	1.0
80,000		Microsoft Corp.	6,843,200	1.5
58,052		Other Securities	2,744,698	0.6
			19,118,676	4.2
		Materials: 4.3%
65,000		BASF SE	7,126,024	1.6
100,000		DowDuPont, Inc.	7,122,000	1.5
100,000 (1)		Rio Tinto PLC ADR	5,293,000	1.2
			19,541,024	4.3
		Real Estate: 0.6%
130,000		Other Securities	2,580,500	0.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Telecommunication Services: 1.0%
90,000		Verizon Communications, Inc.	$4,763,700	1.0
		Utilities: 4.8%
74,048		Dominion Energy, Inc.	6,002,331	1.3
42,965		Duke Energy Corp.	3,613,786	0.8
45,600		Sempra Energy	4,875,552	1.0
198,000		Other Securities	7,773,820	1.7
			22,265,489	4.8
		Total Common Stock (Cost $182,038,778)	230,343,312	50.3
PREFERRED STOCK: 1.9%
		Financials: 0.9%
2,000 (4)		Wells Fargo & Co.	2,619,980	0.6
50 (2)		Other Securities	1,437,500	0.3
			4,057,480	0.9
		Health Care: 0.3%
2,500		Other Securities	1,465,625	0.3
		Industrials: 0.2%
1,789	(2)(3)	Other Securities	811,534	0.2
		Utilities: 0.5%
35,000 (2)		Other Securities	2,435,300	0.5
		Total Preferred Stock (Cost $11,812,876)	8,769,939	1.9
EQUITY-LINKED SECURITIES: 4.3%
		Industrials: 1.1%
42,000		Morgan Stanley into Deere & Co., 6.000%	5,340,636	1.1
		Information Technology: 3.2%
32,000 (5)		Deutsche Bank AG into Apple, Inc., 6.000%	5,254,144	1.2
48,000		Goldman Sachs & Co. into Analog Devices, Inc., 6.500%	4,132,656	0.9
130,000		Goldman Sachs & Co. into Intel Corp., 6.000%	5,175,820	1.1
			14,562,620	3.2
		Total Equity-Linked Securities (Cost $18,126,250)	19,903,256	4.3

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 36.3%
	Basic Materials: 1.2%
5,200,000 (5)	FMG Resources August 2006 Pty Ltd., 5.125%-9.750%, 03/01/22-05/15/24	5,562,750	1.2
	Communications: 5.7%
1,853,000	iHeartCommunications, Inc., 9.000%, 12/15/19	1,385,117	0.3
1,000,000 (5)	CommScope, Inc., 5.500%, 06/15/24	1,043,750	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
4,109,000		DISH DBS Corp., 5.000%-5.875%, 03/15/23-11/15/24	$3,968,459	0.9
2,400,000 (5)		Sirius XM Radio, Inc., 6.000%, 07/15/24	2,544,000	0.6
1,400,000		Sprint Communications, Inc., 6.000%, 11/15/22	1,403,500	0.3
500,000		Sprint Corp., 7.125%, 06/15/24	510,000	0.1
4,700,000		Sprint Corp., 7.875%, 09/15/23	5,017,250	1.1
4,000,000 (5)		Univision Communications, Inc., 5.125%, 05/15/23	4,000,000	0.9
2,000,000 (5)		Virgin Media Secured Finance PLC, 5.500%, 01/15/25	2,057,500	0.4
1,500,000 (5)		Ziggo Secured Finance BV, 5.500%, 01/15/27	1,501,875	0.3
2,650,000		Other Securities	2,759,350	0.6
			26,190,801	5.7
		Consumer, Cyclical: 1.6%
1,000,000 (5)		Shea Homes L.P. / Shea Homes Funding Corp., 5.875%, 04/01/23	1,042,500	0.2
1,000,000 (5)		Shea Homes L.P. / Shea Homes Funding Corp., 6.125%, 04/01/25	1,045,000	0.3
1,500,000	(1)(5)	Tesla, Inc., 5.300%, 08/15/25	1,438,125	0.3
3,700,000		Other Securities	3,902,000	0.8
			7,427,625	1.6
		Consumer, Non-cyclical: 9.0%
4,000,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/23	3,620,000	0.8
7,500,000 (1)		CHS/Community Health Systems, Inc., 6.875%, 02/01/22	4,350,000	0.9
1,000,000 (1)		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	752,500	0.2
5,000,000 (1)		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	4,262,500	0.9
2,000,000 (5)		Endo Finance LLC / Endo Ltd. / Endo Finco, Inc., 6.000%, 07/15/23	1,580,000	0.3
2,000,000 (5)		Endo Finance LLC, 5.750%, 01/15/22	1,675,000	0.4
4,200,000		HCA, Inc., 5.875%-7.500%, 02/15/22-05/01/23	4,620,500	1.0
1,000,000	(1)(5)	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23	855,000	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
4,000,000	(1)(5)	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.750%, 08/01/22	$3,650,000	0.8
500,000 (5)		Tenet Healthcare Corp., 5.125%, 05/01/25	489,375	0.1
3,425,000 (1)		Tenet Healthcare Corp., 6.750%, 06/15/23	3,335,094	0.7
4,000,000		Tenet Healthcare Corp., 8.125%, 04/01/22	4,085,000	0.9
1,416,000	(1)(5)	Valeant Pharmaceuticals International, Inc., 5.375%, 03/15/20	1,424,850	0.3
1,700,000 (5)		Valeant Pharmaceuticals International, Inc., 5.875%, 05/15/23	1,578,875	0.4
1,300,000 (5)		Valeant Pharmaceuticals International, Inc., 6.125%, 04/15/25	1,194,375	0.3
600,000 (5)		Valeant Pharmaceuticals International, Inc., 6.500%, 03/15/22	631,500	0.1
900,000 (5)		Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24	965,250	0.2
2,000,000		Other Securities	2,112,500	0.5
			41,182,319	9.0
		Energy: 6.1%
2,000,000 (5)		Ascent Resources Utica Holdings LLC / ARU Finance Corp., 10.000%, 04/01/22	2,155,000	0.5
1,174,000	(1)(5)	Chesapeake Energy Corp., 8.000%, 12/15/22	1,270,855	0.3
1,000,000	(1)(5)	Chesapeake Energy Corp., 8.000%, 01/15/25	1,011,250	0.2
8,800,000	(1)(5)	Chesapeake Energy Corp., 8.000%, 06/15/27	8,470,000	1.8
1,600,000 (5)		Kinder Morgan, Inc./DE, 5.625%, 11/15/23	1,768,448	0.4
647,149	(5)(6)	W&T Offshore, Inc., 8.500% (PIK Rate 10.000%, Cash Rate 8.500%), 06/15/21	504,776	0.1
725,723	(5)(6)	W&T Offshore, Inc., 9.000% (PIK Rate 10.750%, Cash Rate 9.000%), 05/15/20	694,880	0.2
5,939,000 (1)		Weatherford International Ltd., 4.500%-8.250%, 06/15/21-06/15/23	5,907,865	1.3
5,800,000 (7)		Other Securities	5,889,750	1.3
			27,672,824	6.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: 4.6%
3,500,000	Bank of America Corp., 6.100%-8.125%, 12/31/99	$3,718,125	0.8
6,000,000	Citigroup, Inc., 6.300%, 12/31/99	6,435,000	1.4
4,000,000	JPMorgan Chase & Co., 5.000%-5.150%, 12/31/99	4,109,860	0.9
1,500,000	Morgan Stanley, 5.550%, 12/31/99	1,560,000	0.3
2,500,000 (5)	OneMain Financial Holdings LLC, 6.750%, 12/15/19	2,583,250	0.6
2,500,000	Other Securities	2,678,925	0.6
		21,085,160	4.6
	Industrial: 2.2%
1,500,000 (5)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	1,638,750	0.4
1,500,000 (5)	BWAY Holding Co., 5.500%, 04/15/24	1,563,750	0.3
1,700,000 (5)	BWAY Holding Co., 7.250%, 04/15/25	1,759,500	0.4
1,500,000 (5)	Cemex SAB de CV, 7.250%, 01/15/21	1,556,250	0.3
2,000,000 (5)	XPO Logistics, Inc., 6.500%, 06/15/22	2,095,000	0.5
1,200,000	Other Securities	1,230,000	0.3
		9,843,250	2.2
	Technology: 2.3%
2,500,000 (5)	BMC Software Finance, Inc., 8.125%, 07/15/21	2,528,125	0.5
800,000 (5)	Dell International LLC / EMC Corp., 4.420%, 06/15/21	834,187	0.2
1,400,000 (5)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	1,514,423	0.3
2,400,000 (5)	First Data Corp., 7.000%, 12/01/23	2,544,000	0.6
1,000,000 (5)	West Corp., 8.500%, 10/15/25	992,500	0.2
1,000,000 (5)	Western Digital Corp., 7.375%, 04/01/23	1,081,250	0.2
1,000,000	Other Securities	1,161,250	0.3
		10,655,735	2.3
	Utilities: 3.6%
5,660,000 (1)	Calpine Corp., 5.375%-5.750%, 01/15/23-01/15/25	5,429,225	1.2
6,000,000 (1)	Dynegy, Inc., 7.375%, 11/01/22	6,345,000	1.4
5,000,000 (5)	InterGen NV, 7.000%, 06/30/23	4,850,000	1.0
		16,624,225	3.6
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Total Corporate Bonds/Notes (Cost $163,309,399)	$166,244,689	36.3
CONVERTIBLE BONDS/NOTES: 1.4%
	Consumer, Non-cyclical: 0.9%
EUR3,000,000 (5)	Bayer Capital Corp. BV, 5.625%, 11/22/19	4,054,197	0.9
	Energy: 0.5%
2,325,000	Other Securities	2,525,531	0.5
	Total Convertible Bonds/Notes (Cost $5,529,614)	6,579,728	1.4
BANK LOANS: 4.2%
	Auto Manufacturers: 0.2%
700,000	Navistar Inc. 1st Lien Term Loan B, 4.900%, (US0003M + 3.500%), 11/06/24	704,157	0.2
	Communications: 1.3%
7,617,472	iHeart Communications, Inc. Term Loan D, 8.122%, (US0003M + 6.750%), 01/30/19	5,748,015	1.3
	Electric: 0.2%
994,000	Talen Energy Supply LLC Term Loan B2, 5.350%, (US0003M + 4.000%), 04/13/24	999,902	0.2
	Health Care: 0.7%
3,284,118	Vizient, Inc. 1st Lien Term Loan B, 5.069%, (US0003M + 3.500%), 02/13/23	3,300,880	0.7
	Internet: 0.1%
500,000	Internet Brands TL 2L, 9.089%, (US0003M + 7.750%), 09/15/25	503,437	0.1
	Machinery - Construction & Mining: 0.2%
676,940	Cortes NP Acquisition Corp. - TL B 1L, 5.350%, (US0003M + 4.000%), 11/30/23	677,997	0.2
	Media: 0.2%
1,485,057	iHeart Communications, Inc. Term Loan E, 9.193%, (US0003M + 7.500%), 07/30/19	1,116,886	0.2
	Retail: 0.9%
4,909,155	Belk, Inc. TL B 1L, 6.099%, (US0003M + 4.750%), 12/12/ 22	4,030,622	0.9
	Software: 0.1%
498,750	Almonde, Inc. - TL B 1L, 4.979%, (US0003M + 3.500%), 06/13/24	500,726	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications: 0.3%
500,000	Securus Technologies Holdings, Inc. - TL 2L, 9.874%, (US0003M + 8.250%), 11/01/25	$506,042	0.1
881,883	West Corp. - TL 1L, 5.350%, (US0003M + 4.000%), 10/10/24	886,232	0.2
		1,392,274	0.3
	Total Bank Loans (Cost $21,291,064)	18,974,896	4.2
	Total Long-Term Investments (Cost $402,107,981)	450,815,820	98.4
SHORT-TERM INVESTMENTS: 10.7%
	U.S. Government Agency Obligations: 0.7%
2,845,000	Federal Home Loan Bank Discount Notes, 01/02/18 (Cost $2,844,923)	2,845,000	0.7
	Securities Lending Collateral(8): 9.7%
10,603,150	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $10,604,754, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $10,816,871, due 07/20/45-11/01/47)	10,603,150	2.3
10,603,150	Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.65%, due 01/02/18 (Repurchase Amount $10,605,067, collateralized by various U.S. Government Agency Obligations, 2.336%-4.279%, Market Value plus accrued interest $10,815,213, due 03/01/29-11/20/67)	10,603,150	2.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(8) (continued)
2,230,242	JPMorgan Chase & Co., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $2,230,587, collateralized by various U.S. Government Securities, 1.375%-2.125%, Market Value plus accrued interest $2,274,850, due 08/31/18-03/31/24)	$2,230,242	0.5
10,603,150	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $10,604,788, collateralized by various U.S. Government Agency Obligations, 1.982%-10.500%, Market Value plus accrued interest $10,815,213, due 01/15/18-08/01/48)	10,603,150	2.3
10,603,150	Nomura Securities, Repurchase Agreement dated 12/29/17, 1.42%, due 01/02/18 (Repurchase Amount $10,604,800, collateralized by various U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $10,815,213, due 04/05/18-11/20/67)	10,603,150	2.3
		44,642,842	9.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
1,331,192 (9)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $1,331,192)	$1,331,192	0.3
	Total Short-Term Investments (Cost $48,818,957)	48,819,034	10.7
	Total Investments in Securities (Cost $450,926,938)	$499,634,854	109.1
	Liabilities in Excess of Other Assets	(41,749,949)	(9.1)
	Net Assets	$457,884,905	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Security, or a portion of the security, is on loan.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains Level 3 securities.

(4)
Non-income producing security.

(5)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(6)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(7)
The grouping contains securities on loan.

(8)
Represents securities purchased with cash collateral received for securities on loan.

(9)
Rate shown is the 7-day yield as of December 31, 2017.

EUR
EU Euro

Reference Rate Abbreviations:
US0003M
3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$17,650,866	$3,382,410	$—	$21,033,276
Consumer Staples	17,381,670	—	—	17,381,670
Energy	44,652,457	—	—	44,652,457
Financials	30,173,020	—	—	30,173,020
Health Care	21,758,099	7,013,908	—	28,772,007
Industrials	19,511,660	—	549,833	20,061,493
Information Technology	19,118,676	—	—	19,118,676
Materials	$12,415,000	$7,126,024	$—	$19,541,024
Real Estate	2,580,500	—	—	2,580,500
Telecommunication Services	4,763,700	—	—	4,763,700
Utilities	22,265,489	—	—	22,265,489
Total Common Stock	212,271,137	17,522,342	549,833	230,343,312
Preferred Stock	6,520,905	1,437,500	811,534	8,769,939
Equity-Linked Securities	—	19,903,256	—	19,903,256
Corporate Bonds/Notes	—	166,244,689	—	166,244,689
Convertible Bonds/Notes	—	6,579,728	—	6,579,728
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2017 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Bank Loans	—	18,974,896	—	18,974,896
Short-Term Investments	1,331,192	47,487,842	—	48,819,034
Total Investments, at fair value	$220,123,234	$278,150,253	$1,361,367	$499,634,854

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $450,926,944.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$67,557,926
Gross Unrealized Depreciation	(18,850,452)
Net Unrealized Appreciation	$48,707,474

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Consumer Discretionary: 12.2%
94,127		Brunswick Corp.	$5,197,693	0.7
34,809		Carter’s, Inc.	4,089,709	0.5
145,073		Cinemark Holdings, Inc.	5,051,442	0.7
31,434		LCI Industries	4,086,420	0.5
65,353 (1)		Papa John’s International, Inc.	3,666,957	0.5
60,890		Pool Corp.	7,894,389	1.1
153,800 (2)		Taylor Morrison Home Corp.	3,763,486	0.5
3,292,550	(3)(4)	Other Securities	58,286,601	7.7
			92,036,697	12.2
		Consumer Staples: 2.9%
248,696 (2)		Performance Food Group Co.	8,231,837	1.1
55,734		Spectrum Brands Holdings, Inc.	6,264,502	0.8
240,063 (4)		Other Securities	7,290,401	1.0
			21,786,740	2.9
		Energy: 3.6%
43,787		Core Laboratories NV	4,796,866	0.6
290,003		Patterson-UTI Energy, Inc.	6,672,969	0.9
490,870 (2)		SRC Energy, Inc.	4,187,121	0.5
1,308,700	(3)(4)	Other Securities	11,924,022	1.6
			27,580,978	3.6
		Financials: 17.3%
171,383		Associated Banc-Corp.	4,353,128	0.6
130,645		BankUnited, Inc.	5,319,864	0.7
124,536		First Hawaiian, Inc.	3,633,961	0.5
232,097		First Horizon National Corp.	4,639,619	0.6
64,343		Iberiabank Corp.	4,986,583	0.6
103,100		Popular, Inc.	3,659,019	0.5
67,389		ProAssurance Corp.	3,851,281	0.5
88,381		Wintrust Financial Corp.	7,279,943	1.0
2,868,560 (4)		Other Securities	93,558,434	12.3
			131,281,832	17.3
		Health Care: 13.4%
175,267 (2)		Catalent, Inc.	7,199,968	0.9
139,125		Healthsouth Corp.	6,874,166	0.9
17,714 (2)		ICU Medical, Inc.	3,826,224	0.5
22,651 (2)		WellCare Health Plans, Inc.	4,555,343	0.6
65,909		West Pharmaceutical Services, Inc.	6,503,241	0.9
3,648,104	(3)(4)	Other Securities	72,674,405	9.6
			101,633,347	13.4
		Industrials: 19.0%
72,669		Applied Industrial Technologies, Inc.	4,948,759	0.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
109,200		ArcBest Corp.	$3,903,900	0.5
137,217		Brady Corp.	5,200,524	0.7
100,772		Douglas Dynamics, Inc.	3,809,182	0.5
85,583		KAR Auction Services, Inc.	4,322,797	0.6
178,600 (2)		Meritor, Inc.	4,189,956	0.5
43,367 (2)		RBC Bearings, Inc.	5,481,589	0.7
140,766		Toro Co.	9,182,166	1.2
3,106,630	(3)(4)	Other Securities	103,046,805	13.6
			144,085,678	19.0
		Information Technology: 14.6%
59,676 (2)		Aspen Technology, Inc.	3,950,551	0.5
64,343		Cabot Microelectronics Corp.	6,053,389	0.8
291,400 (2)		Extreme Networks, Inc.	3,648,328	0.5
70,063	(1)(2)	GrubHub, Inc.	5,030,523	0.6
48,475 (2)		Guidewire Software, Inc.	3,599,754	0.5
100,850 (2)		Q2 Holdings, Inc.	3,716,323	0.5
20,690 (2)		Tyler Technologies, Inc.	3,663,165	0.5
2,997,716	(3)(4)	Other Securities	80,938,987	10.7
			110,601,020	14.6
		Materials: 5.7%
97,272		Aptargroup, Inc.	8,392,628	1.1
121,032 (2)		GCP Applied Technologies, Inc.	3,860,921	0.5
60,300		Trinseo SA	4,377,780	0.6
152,992		Valvoline, Inc.	3,833,980	0.5
856,950	(3)(4)	Other Securities	22,741,710	3.0
			43,207,019	5.7
		Real Estate: 6.5%
49,916		EastGroup Properties, Inc.	4,411,576	0.6
135,730		National Retail Properties, Inc.	5,854,035	0.8
158,191		Outfront Media, Inc.	3,670,031	0.5
196,815		RLJ Lodging Trust	4,324,026	0.5
1,459,963	(3)(4)	Other Securities	31,055,335	4.1
			49,315,003	6.5
		Telecommunication Services: 0.0%
11,800		Other Securities	125,080	0.0
		Utilities: 3.0%
77,583		NorthWestern Corp.	4,631,705	0.6
170,045		Portland General Electric Co.	7,750,651	1.0
408,975	(3)(4)	Other Securities	10,149,405	1.4
			22,531,761	3.0
		Total Common Stock
		(Cost $552,397,986)	744,185,155	98.2

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.5%
	Securities Lending Collateral(5): 3.7%
1,394,825	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.36%, due 01/02/18 (Repurchase Amount $1,395,033, collateralized by various U.S. Government Securities, 0.125%-3.625%, Market Value plus accrued interest $1,422,937, due 01/31/19-09/09/49)	$1,394,825	0.2
6,630,814	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $6,631,839, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $6,763,430, due 01/31/18-06/20/63)	6,630,814	0.9
6,630,814	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $6,631,853, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $6,763,431, due 01/11/18-12/01/51)	6,630,814	0.9
6,630,814	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $6,631,860, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $6,763,431, due 02/15/43-02/15/44)	6,630,814	0.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
6,630,814	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $6,631,998, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $6,814,949, due 01/15/19-02/15/46)	$6,630,814	0.9
		27,918,081	3.7
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
14,026,672 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $14,026,672)	14,026,672	1.8
	Total Short-Term Investments (Cost $41,944,753)	41,944,753	5.5
	Total Investments in Securities (Cost $594,342,739)	$786,129,908	103.7
	Liabilities in Excess of Other Assets	(28,344,356)	(3.7)
	Net Assets	$757,785,552	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
The grouping contains non-income producing securities.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$744,185,155	$—	$—	$744,185,155
Short-Term Investments	14,026,672	27,918,081	—	41,944,753
Total Investments, at fair value	$758,211,827	$27,918,081	$—	$786,129,908
Liabilities Table
Other Financial Instruments
Futures	$(30,470)	$—	$—	$(30,470)
Total Liabilities	$(30,470)	$—	$—	$(30,470)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the following futures contracts were outstanding for VY® JPMorgan Small Cap Core Equity Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	35	03/16/18	$2,688,875	$(30,470)
			$2,688,875	$(30,470)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$30,470
		$30,470

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$971,660
Total	$971,660

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2017 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$97,503
Total	$97,503

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $597,299,418.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$213,399,809
Gross Unrealized Depreciation	(24,599,789)
Net Unrealized Appreciation	$188,800,020

See Accompanying Notes to Financial Statements

VY® Templeton Global Growth	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Canada: 2.9%
95,482	Wheaton Precious Metals Corp.	$2,110,935	1.2
218,650 (1)	Other Securities	3,129,272	1.7
		5,240,207	2.9
	China: 5.1%
12,560 (2)	Baidu, Inc. ADR	2,941,678	1.6
791,000	China Life Insurance Co., Ltd.	2,466,744	1.4
3,369,744 (3)	Other Securities	3,831,603	2.1
		9,240,025	5.1
	France: 5.7%
93,382	AXA S.A.	2,767,203	1.6
34,260	BNP Paribas	2,548,547	1.4
20,366	Sanofi	1,753,344	1.0
155,078	Other Securities	3,168,311	1.7
		10,237,405	5.7
	Germany: 3.7%
59,200 (4)	Innogy SE	2,316,887	1.3
18,320	Merck KGaA	1,966,405	1.1
16,905	Siemens AG	2,340,621	1.3
		6,623,913	3.7
	Hong Kong: 0.2%
398,000	Other Securities	421,872	0.2
	Indonesia: 0.5%
1,312,500	Other Securities	964,207	0.5
	Ireland: 0.8%
54,840 (1)	Other Securities	1,358,254	0.8
	Israel: 1.9%
184,301 (5)	Teva Pharmaceutical Industries Ltd. ADR	3,492,504	1.9
	Italy: 1.8%
190,871	ENI S.p.A.	3,158,514	1.8
	Japan: 4.8%
176,300	Panasonic Corp.	2,572,907	1.4
32,100	SoftBank Group Corp.	2,541,376	1.4
174,100	Other Securities	3,585,987	2.0
		8,700,270	4.8
	Luxembourg: 1.5%
172,349 (2)	SES S.A. - Luxembourg	2,690,368	1.5
	Netherlands: 5.2%
409,139	Aegon NV	2,599,649	1.4
21,412	Akzo Nobel NV	1,878,794	1.0
120,420	Royal Dutch Shell PLC - Class B	4,055,018	2.3
28,524 (1)	Other Securities	889,676	0.5
		9,423,137	5.2
	Portugal: 1.0%
98,520	Galp Energia SGPS SA	1,810,078	1.0
	Russia: 0.8%
75,573	Other Securities	1,429,085	0.8
	Singapore: 1.6%
1,090,300	Singapore Telecommunications Ltd.	2,906,878	1.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea: 4.6%
45,907		KB Financial Group, Inc.	$2,716,919	1.5
1,871		Samsung Electronics Co., Ltd.	4,445,330	2.4
8,356		Other Securities	1,216,104	0.7
			8,378,353	4.6
		Spain: 0.6%
113,117		Other Securities	1,101,502	0.6
		Sweden: 2.3%
140,262		Getinge AB	2,033,901	1.1
270,096		Telefonaktiebolaget LM Ericsson	1,782,561	1.0
140,262	(1)(3)	Other Securities	400,279	0.2
			4,216,741	2.3
		Switzerland: 2.8%
9,160		Roche Holding AG	2,316,155	1.3
151,970		UBS Group AG	2,792,108	1.5
			5,108,263	2.8
		Thailand: 1.3%
276,600		Bangkok Bank PCL	1,714,428	1.0
92,400		Bangkok Bank PCL - Foreign Reg	620,914	0.3
			2,335,342	1.3
		United Kingdom: 11.1%
376,891		BAE Systems PLC	2,911,977	1.6
482,898		BP PLC	3,387,661	1.9
317,510		HSBC Holdings PLC (HKD)	3,264,421	1.8
718,051		Kingfisher PLC	3,273,915	1.8
325,000 (2)		Standard Chartered PLC	3,413,008	1.9
602,072		Vodafone Group PLC	1,903,143	1.1
685,976		Other Securities	1,892,783	1.0
			20,046,908	11.1
		United States: 38.4%
17,551		Allergan plc	2,870,992	1.6
2,540 (2)		Alphabet, Inc. - Class A	2,675,636	1.5
24,130		AmerisourceBergen Corp.	2,215,617	1.2
19,970		Amgen, Inc.	3,472,783	1.9
45,410		Apache Corp.	1,917,210	1.1
15,200		Apple, Inc.	2,572,296	1.4
27,060		Capital One Financial Corp.	2,694,635	1.5
29,210		Cardinal Health, Inc.	1,789,697	1.0
53,690		Citigroup, Inc.	3,995,073	2.2
63,720		Comcast Corp. – Class A	2,551,986	1.4
50,190		ConocoPhillips	2,754,929	1.5
119,900		Coty, Inc - Class A	2,384,811	1.3
33,630		Eli Lilly & Co.	2,840,390	1.6
39,750		Gilead Sciences, Inc.	2,847,690	1.6
29,300 (5)		Helmerich & Payne, Inc.	1,893,952	1.1
20,710		JPMorgan Chase & Co.	2,214,727	1.2
33,810		Microsoft Corp.	2,892,107	1.6

See Accompanying Notes to Financial Statements

VY® Templeton Global Growth	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States (continued)
64,170 (2)		Navistar International Corp.	$2,751,610	1.5
81,270		Oracle Corp.	3,842,446	2.1
26,740		Perrigo Co. PLC	2,330,658	1.3
109,430		Twenty-First Century Fox, Inc. - Class A	3,778,618	2.1
17,840		United Parcel Service, Inc. - Class B	2,125,636	1.2
32,200		Walgreens Boots Alliance, Inc.	2,338,364	1.3
137,588	(1)(3)	Other Securities	7,632,003	4.2
			69,383,866	38.4
		Total Common Stock (Cost $152,730,064)	178,267,692	98.6

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.6%
		United States: 0.6%
976,000	(4)(5)	Chesapeake Energy Corp., 8.000%, 12/15/22	1,056,520	0.6
		Total Corporate Bonds/Notes (Cost $935,547)	1,056,520	0.6
		Total Long-Term Investments (Cost $153,665,611)	179,324,212	99.2
SHORT-TERM INVESTMENTS: 2.9%
		Securities Lending Collateral(6): 2.5%
1,085,465		Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,085,633, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.500%, Market Value plus accrued interest $1,107,174, due 01/31/18-06/20/63)	1,085,465	0.6
228,355		Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $228,391, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $232,922, due 01/11/18-12/01/51)	228,355	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(6) (continued)
1,085,465	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $1,085,636, collateralized by various U.S. Government Securities, 2.875%- 3.625%, Market Value plus accrued interest $1,107,174, due 02/15/43-02/15/44)	$1,085,465	0.6
1,085,465	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $1,085,643, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $1,107,174, due 09/30/18-09/09/49)	1,085,465	0.6
1,085,465	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,085,659, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,115,608, due 01/15/19-02/15/46)	1,085,465	0.6
		4,570,215	2.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
643,217 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $643,217)	643,217	0.4
	Total Short-Term Investments (Cost $5,213,432)	5,213,432	2.9

See Accompanying Notes to Financial Statements

VY® Templeton Global Growth	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2017 (continued)

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $158,879,043)	$184,537,644	102.1
Liabilities in Excess of Other Assets	(3,824,649)	(2.1)
Net Assets	$180,712,995	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
Security, or a portion of the security, is on loan.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of December 31, 2017.

Sector Diversification	Percentage of Net Assets
Financials	21.8%
Health Care	18.4
Energy	13.5
Information Technology	13.1
Consumer Discretionary	11.5
Telecommunication Services	5.9
Industrials	5.6
Materials	4.4
Consumer Staples	2.8
Utilities	2.2
Short-Term Investments	2.9
Liabilities in Excess of Other Assets	(2.1)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Canada	$5,240,207	$—	$—	$5,240,207
China	3,470,684	5,769,341	—	9,240,025
France	—	10,237,405	—	10,237,405
Germany	—	6,623,913	—	6,623,913
Hong Kong	—	421,872	—	421,872
Indonesia	—	964,207	—	964,207
Ireland	1,358,254	—	—	1,358,254
Israel	3,492,504	—	—	3,492,504
Italy	—	3,158,514	—	3,158,514
Japan	—	8,700,270	—	8,700,270
Luxembourg	2,690,368	—	—	2,690,368
Netherlands	—	9,423,137	—	9,423,137
Portugal	—	1,810,078	—	1,810,078
Russia	1,429,085	—	—	1,429,085
Singapore	—	2,906,878	—	2,906,878
South Korea	—	8,378,353	—	8,378,353
Spain	—	1,101,502	—	1,101,502
Sweden	400,279	3,816,462	—	4,216,741
Switzerland	—	5,108,263	—	5,108,263
See Accompanying Notes to Financial Statements

VY® Templeton Global Growth	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2017 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Thailand	2,335,342	—	—	2,335,342
United Kingdom	3,273,915	16,772,993	—	20,046,908
United States	69,383,866	—	—	69,383,866
Total Common Stock	93,074,504	85,193,188	—	178,267,692
Corporate Bonds/Notes	—	1,056,520	—	1,056,520
Short-Term Investments	643,217	4,570,215	—	5,213,432
Total Investments, at fair value	$93,717,721	$90,819,923	$—	$184,537,644

(1)
For the year ended December 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Portfolio certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2017, securities valued at $2,057,087 and $1,998,697 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(24,975)
Total	$(24,975)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $159,910,334.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$37,603,111
Gross Unrealized Depreciation	(13,000,002)
Net Unrealized Appreciation	$24,603,109

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2017 were as follows:
Portfolio Name	Type	Per Share Amount
Voya High Yield Portfolio
Class ADV	NII	$0.6198
Class I	NII	$0.6806
Class S	NII	$0.6549
Class S2	NII	$0.6408
All Classes	ROC	$0.0227
Voya Large Cap Growth Portfolio
Class ADV	NII	$0.0126
Class I	NII	$0.1276
Class R6	NII	$0.1276
Class S	NII	$0.0800
Class S2	NII	$0.0488
All Classes	STCG	$0.1116
All Classes	LTCG	$1.2892
Voya Large Cap Value Portfolio
Class ADV	NII	$0.2418
Class I	NII	$0.3232
Class R6	NII	$0.3235
Class S	NII	$0.2870
Class S2	NII	$0.2610
Voya Limited Maturity Portfolio
Class ADV	NII	$0.1254
Class I	NII	$0.1878
Class S	NII	$0.1643
All Classes	ROC	$0.0058
Voya Multi-Manager Large Cap Core Portfolio
Class ADV	NII	$0.0742
Class I	NII	$0.1761
Class R6	NII	$0.1761
Class S	NII	$0.1309
All Classes	LTCG	$0.9703
Portfolio Name	Type	Per Share Amount
Voya U.S. Stock Index Portfolio
Class ADV	NII	$0.1825
Class I	NII	$0.2650
Class P2	NII	$0.2650
Class S	NII	$0.2310
Class S2	NII	$0.2040
All Classes	STCG	$0.0130
All Classes	LTCG	$0.7101
VY® Clarion Real Estate Portfolio
Class ADV	NII	$0.6560
Class I	NII	$0.8960
Class S	NII	$0.7785
Class S2	NII	$0.7121
VY® Franklin Income Portfolio
Class ADV	NII	$0.4845
Class I	NII	$0.5430
Class S	NII	$0.5125
Class S2	NII	$0.4922
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	NII	$0.0443
Class I	NII	$0.1458
Class R6	NII	$0.1458
Class S	NII	$0.0953
Class S2	NII	$0.0626
All Classes	LTCG	$1.0986
VY® Templeton Global Growth Portfolio
Class ADV	NII	$0.1458
Class I	NII	$0.1986
Class S	NII	$0.1714
Class S2	NII	$0.1569
All Classes	STCG	$0.0460
All Classes	LTCG	$0.0252

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
ROC – Return of capital
Of the ordinary distributions made during the year ended December 31, 2017, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Large Cap Growth Portfolio	99.99%
Voya Large Cap Value Portfolio	78.47%
Voya Multi-Manager Large Cap Core Portfolio	100.00%
Voya U.S. Stock Index Portfolio	100.00%
VY® Franklin Income Portfolio	32.99%
VY® JPMorgan Small Cap Core Equity Portfolio	99.97%
VY® Templeton Global Growth Portfolio	29.27%

TAX INFORMATION (Unaudited) (continued)

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Large Cap Growth Portfolio	$412,308,534
Voya Multi-Manager Large Cap Core Portfolio	$19,059,046
Voya U.S. Stock Index Portfolio	$233,163,705
VY® JPMorgan Small Cap Core Equity Portfolio	$40,873,142
VY® Templeton Global Growth Portfolio	$449,204
Pursuant to Section 853 of the Internal Revenue Code, the Portfolio below designates the following amounts as foreign taxes paid for the year ended December 31, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® Templeton Global Growth Portfolio	$196,946	$0.0125	57.98%

*
None of the Portfolio’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 366-0066.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	January 2005 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	151	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 1994 – Present	Retired.	151	None.
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March
					2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2018.

(3)
Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2017, Peter S. Drotch retired as a Trustee of the Board.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	March 2003 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	March 2003 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	February 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Officer, Voya Financial, Inc. (January 2013 – Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND
SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Investors Trust (the “Trust”), on behalf of Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya Multi-Manager Large Cap Core Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio, VY® Franklin Income Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton Global Growth Portfolio, each a series of the Trust (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-advisers to each Portfolio (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Advisers with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Portfolio Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category, Selected
Peer Group and primary benchmark. With respect to Voya Multi-Manager Large Cap Core Portfolio, the Board also reviewed the performance of the Portfolio assets allocated by the Manager to each Sub-Adviser. With respect to the Voya U.S. Stock Index Portfolio, which seeks investment results corresponding to the performance of the S&P 500 Index, the Board focused on the reasonableness of the difference between the Portfolio’s net performance and the total return of such index during these time periods, but also considered the performance the Portfolio relative to the Morningstar category and Selected Peer Group. In addition, the Board considered the investment performance of Voya Limited Maturity Bond Portfolio compared to an additional performance peer group that was approved by the Portfolio’s IRC due to the unique investment structure or strategy of the Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, by the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Portfolios may have fee waiver and/or expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fee rates, the Board considered that breakpoints would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

performance of other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules. The Board also considered that the fee schedules charged to the Portfolios and other institutional clients of the Manager or the Sub-Advisers (including other investment companies) and the performance of the Portfolios and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Portfolio first was organized; differences in the original sponsors; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group and which additional services the Manager pays for on behalf of each applicable Portfolio under the “bundled fee” arrangement in return for a single management fee rate (“Unified Fee Structure”). The Board also considered the contractual sub-advisory fee schedule payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fee rates that are paid to each Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a
Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Manager because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s, and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Portfolio’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, each Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Portfolio asset levels and flows as of August 31, 2017, and September 30, 2017. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya High Yield Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya High Yield Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and ten-year periods, the second quintile for the five-year period, and the third quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Large Cap Growth Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year to date and ten-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and ten-year periods, the second quintile for the year-to-date and five-year periods, and the third quintile for the one-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Large Cap Value Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Large Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for the year-to-date and one-year periods, and underperformed for the three-year and five-year periods; (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods, and underperformed for the three-year and five-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, and the third quintile for the three-year and five-year periods.
In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the impact of security selection, sector allocation and allocation to cash on the Portfolio’s performance; (2) Management’s discussion of the Portfolio’s favorable performance during certain periods; and (3) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment objective.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s discussion of fee waivers and/or reimbursements, which lower the Portfolio’s net effective management fee rate.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Limited Maturity Bond Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Limited Maturity Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager Large Cap Core Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Multi-Manager Large Cap Core Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the year-to-date and three-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and three-year periods, and the fourth quintile for the one-year, five-year and ten-year periods.
In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the impact of selection and sector allocation on the Portfolio’s performance during certain periods; (2) Management’s discussion of the Portfolio’s favorable performance during certain periods; (3) Management’s confidence in the Portfolio’s Sub-Advisers; and (4) Management’s expectation that longer-term performance will improve.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and above the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations regarding the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Portfolio’s Unified Fee Structure.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya U.S. Stock Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya U.S. Stock Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, the S&P 500 Index, and Management’s representations regarding such difference. The Board also considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the year-to-date, five-year and ten-year periods, and the third quintile for the one-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations regarding: (1) the expense borne by the Manager for the provision of services, such

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

as transfer agency, custody, accounting and legal services, pursuant to the Portfolio’s Unified Fee Structure; and (2) the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
VY® Clarion Real Estate Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Clarion Real Estate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the year-to-date and five-year periods, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the one-year period.
In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the impact of factors, such as security selection and market conditions, on the Portfolio’s performance; (2) Management’s discussion of investment process changes recently implemented by the Sub-Adviser that are designed to enhance performance; (3) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment program; and (4) that Management will continue to monitor, and the Board or its IRC will periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board considered Management’s discussion of fee waivers and/or reimbursements which lower the Portfolio’s net effective management fee rate.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
VY® Franklin Income Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Franklin Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the five-year and ten-year periods, the third quintile for the year-to-date period, and the fourth quintile for the three-year period.
In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the impact of sector allocation on the Portfolio’s performance; and (2) Management’s discussion of the Portfolio’s favorable performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or reimbursements, which lower the Portfolio’s net effective management fee rate; and (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2017.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
VY® JPMorgan Small Cap Core Equity Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® JPMorgan Small Cap Core Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one- year, three-year, five-year and ten-year periods, and the second quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board
took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations regarding: (1) the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Unified Fee Structure; and (2) the competitiveness of the Portfolio’s management fee rate.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
VY® Templeton Global Growth Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Templeton Global Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exceptions of the one-year and five-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the five-year period, the fourth quintile for the year-to-date and ten-year periods, and the fifth (lowest) quintile for the three-year period.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the impact of the Portfolio’s value investing focus, security selection and sector allocation on the Portfolio’s performance; (2) Management’s discussion regarding the differences between the investment exposure of the Portfolio and the Morningstar category funds; and (3) Management’s discussion of the Portfolio’s favorable performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Portfolio’s Unified Fee Structure; (2) Management’s representations regarding the competiveness of the Portfolio’s management fee rate and expense ratio when compared to peers identified by Management; (3) Management’s discussion of fee waivers and/or reimbursements, which lower the Portfolio’s net effective management fee rate; and (4) that, as directed by the Board during the 2016 annual contract renewal cycle, expense limits were implemented for the Portfolio, effective January 1, 2017.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VIT2AISS2          (1217-022118)

Annual Report

December 31, 2017

Voya Investors Trust

■	VY® BlackRock Inflation Protected Bond Portfolio
Classes ADV, I and S

Voya Variable Insurance Trust
■	VY® Goldman Sachs Bond Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	8
Report of Independent Registered Public Accounting Firm	9
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Summary Portfolios of Investments (“Portfolio of Investments”)	31
Tax Information	61
Trustee and Officer Information	62
Advisory and Sub-Advisory Contract Approval Discussion	66

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

After a Strong Year, Positive Expectations

Dear Shareholder,

The U.S. equity market proved resilient throughout 2017, posting a “perfect pitch” year with not one single month of negative returns. A lot of chatter in the markets has focused on the low levels of volatility that prevailed in 2017, and whether 2018 will be the year that volatility returns (witness early February markets). As usual there are also any number of geopolitical or other risks that could cause a sell-off, but we are heartened by the reality of macroeconomic fundamentals, which include strong and synchronous global growth; we believe these would likely be a governor on a rise in volatility.

We believe the United States, Europe and China will continue to dominate the world economy in 2018. Combined, the three account for about $48 trillion of GDP, more than 60% of the $79 trillion global GDP produced each year. And the rest of the world still has its own positive backdrop: The International Monetary Fund projects that 185 of 190 national economies will grow in 2018.

While economic growth may be synchronous across the globe, it is not likely to be uniform — thus, broad global diversification across continents and asset classes remains important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points.

If your goals have changed, thoroughly discuss them with your investment advisor before making any changes to your investment strategy. We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2018

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2017

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, rose 8.25%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 18.48% for the fiscal year. (The Index returned 22.40% for the year ended December 31, 2017, measured in U.S. dollars.)

By mid-year most commentators had largely discounted a reflation trade driven by U.S. legislative initiatives. But this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.

But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.

In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.

China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced curbs on leverage in asset management products and promises of guaranteed returns.

Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.

In the U.S., the Federal Reserve (“Fed”) added 25bp (0.25%) to the federal funds rate in March and did so again in June. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the Fed might be done for the year.

However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The December employment report showed the unemployment rate barely above 4%, near the lowest since February 2001. Third quarter GDP growth was reported at 3.2% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced, although moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends. The Fed duly raised the federal funds rate by another 25bp (0.25%) in December and the tax bill was signed into law on December 22.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 3.54% in the fiscal year. The Treasury yield curve became flatter, with yields on maturities up to about nine years rising and those on longer maturities falling. Thus the Bloomberg Barclays U.S. Treasury Bond Index rose 2.31% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 8.53%. Indices of riskier classes generally outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index climbed 6.42%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 7.50%.

U.S. equities, represented by the S&P 500® Index including dividends, surged 21.83% in 2017. The earnings per share of its constituent companies grew 6.4% year-over-year in the third quarter of 2017, after two quarters of double-digit gains. Technology was the leader, soaring 38.83%. Telecommunications and energy were the laggards, falling 1.25% and 1.01% respectively. Index companies thought to offer comparatively good earnings growth outperformed those considered to offer comparatively good value by more than 12%.

In currencies, the dollar fell 12.37% against the euro, 8.63% against the pound, reflecting some dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar slipped 3.65% against the yen, moving within a narrow trading range for most of the year.

In international markets, the MSCI Japan® Index jumped 19.75% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 13.59%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index rose 11.94%. GDP growth was down to 0.4% in each of the middle two quarters, Brexit negotiations were slow and inconclusive and we believe by year end it was abundantly clear that the UK’s position was very weak.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	A market index comprised of all U.S. Treasury Inflation Linked Securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2017 (as a percentage of net assets)
U.S. Treasury Obligations	53.3%
Corporate Bonds/Notes	25.4%
U.S. Government Agency Obligations	13.6%
Foreign Government Bonds	6.1%
Purchased Options	0.3%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Chris Allen, Managing Director*and Martin Hegarty, Managing Director, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 2.72% compared to the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned 3.01% for the same period.

Portfolio Review: Global growth across the U.S. and Europe was a driving story of 2017. The U.S. Federal Reserve Board hiked interest rates three times over the year and is expected to continue in 2018 under the new leadership of Jerome Powell. The TIPS Index registered positive absolute performance as real yields moved slightly lower over the year. Breakevens, after moving lower in the second quarter as inflation data disappointed to the downside, moved higher into year-end on optimism for tax reform. Benchmark 10-year inflation expectations ended the year at 1.98%, one basis point higher than the end of 2016.

In Europe, growth has exceeded expectations. In December, the Bank of England hiked interest rates for the first time in 10 years as inflation runs well above their 2% target. Brexit negotiations remain a risk in the market but impacts are not yet apparent.

Over the year, the Portfolio was generally long breakevens in the U.S. outright and relative to Europe and the UK, and as the year drew to a close, long U.S. breakeven positioning was reduced as levels approached fair value. The Portfolio’s active foreign exchange (“FX”) positioning was tactical in nature mainly employing positions to hedge portfolio risks, especially around near-term headlines, risk events, and the forward evolution of monetary policy.

For performance over the year, the Portfolio’s New Zealand real rate allocation was the main driver of performance. Long U.S. breakeven positioning was a detractor in the second quarter before benefitting performance over the second half of the year. UK positioning benefited performance outright and on a relative basis as the Portfolio was biased towards short real rates and inflation. Additionally, European nominal positioning benefited performance surrounding the French election. Active FX positons detracted from performance.

Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)
United States Treasury Inflation Indexed Bonds, 0.250%, 01/15/25	4.1%
United States Treasury Inflation Indexed Bonds, 1.375%, 02/15/44	3.7%
United States Treasury Inflation Indexed Bonds, 0.625%, 01/15/26	3.3%
United States Treasury Inflation Indexed Bonds, 0.750%, 02/15/42	3.2%
United States Treasury Inflation Indexed Bonds, 0.125%, 07/15/26	3.0%
United States Treasury Inflation Indexed Bonds, 0.375%, 07/15/27	2.9%
Federal Home Loan Banks, 1.375%, 02/18/21	2.9%
United States Treasury Inflation Indexed Bonds, 0.375%, 07/15/25	2.9%
United States Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	2.8%
United States Treasury Inflation Indexed Bonds, 1.750%, 01/15/28	2.6%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: U.S. — Despite recent improvements in U.S. core Consumer Price Index (“CPI”), many idiosyncratic factors have kept inflation below our expectations over 2017. Both firms and households are expecting higher wages, which we believe is a key leading indicator and positive environment for wage growth. We expect base effects to weigh on headline and core inflation in the short term, before reaching ˜2.5% for headline and ˜2.1% core CPI by mid-2018. We favor longer dated inflation expectations in the U.S. outright, but with the majority held against European and UK inflation. We are positioned for front-end real rates to move higher.

Europe (incl. UK) — Within the euro zone, we believe economic data continues to suggest that the European expansion is strong, underlying measures of trend inflation continue to gradually increase, and GDP growth remains above potential. This supports our improved forecast of ˜1.1% core inflation, and ˜1.4% headline inflation by mid-2018, however we are mindful of recent European appreciation. We favor U.S. inflation over European, given the steepness of the European inflation curve. Within the UK, we expect CPI to be nearing its peak having just reached 3.1% Year over Year for November, this strength is largely driven by GBP depreciation and we expect powerful base effects to unfold over 2018, as the currency pass through fades. Given the trajectory of UK inflation, and uncertainty surrounding Brexit negotiations, in our opinion, we find UK real rates over valued.

*    Effective March 9, 2017, Gargi Chaudhuri was removed as portfolio manager for the Portfolio and Chris Allen was added as a portfolio manager for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	2.16%	–0.97%	2.40%
Class I	2.72%	–0.37%	3.03%
Class S	2.48%	–0.63%	2.74%
TIPS Index	3.01%	0.13%	3.53%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

5

VY® GOLDMAN SACHS BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2017 (as a percentage of net assets)
Corporate Bonds/Notes	30.3%
U.S. Government Agency Obligations	25.5%
Asset-Backed Securities	18.1%
U.S. Treasury Obligations	14.4%
Foreign Government Bonds	3.5%
Collateralized Mortgage Obligations	2.9%
Municipal Bonds	1.0%
Structured Products	0.8%
Preferred Stock	0.1%
Assets in Excess of Other Liabilities*	3.4%
Net Assets	100.0%
* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® Goldman Sachs Bond Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation and income. The Portfolio is managed by Jonathan Beinner and Michael Swell, Portfolio Managers of Goldman Sachs Asset Management, L.P. — the Sub-Adviser.

Performance: For the year-ended December 31, 2017, the Portfolio’s shares provided a total return of 2.93% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the same period.

Portfolio Review: The Portfolio’s duration and yield curve strategy detracted from performance over the period. The Portfolio maintained a short U.S. interest rates position throughout the majority of the year. The Portfolio’s duration and yield curve strategy is implemented by futures.

The Portfolio’s country strategy detracted from performance, driven by long positions in Canadian and Australian interest rates versus short U.S. interest rates. Long positions in European interest rates versus short U.S. and UK interest rates further detracted from results. The Portfolio’s currency strategy contributed to performance, driven by long positions in the Polish zloty, Czech koruna and Swedish krona. These gains were partially offset by a short position in the euro. The country and currency strategies use swaps, futures and forwards to implement relative value trades.

Cross sector positioning contributed to performance over the period, driven by allocations to collateralized loan obligations (“CLOs”) and government/swaps, as well as an overweight to asset-backed securities (“ABS”). Exposure to residential mortgage credit and government agency debt further contributed to returns. These gains were partially offset by an underweight to corporate credit, agency mortgage backed securities (“MBS”) and emerging market debt. Allocations to commercial mortgage-backed securities (CMBS) further detracted from results.

Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)
Fannie Mae, 4.500%, 01/01/48	7.9%
United States Treasury Note, 2.125%,07/31/24	5.4%
United States Treasury Note, 2.000%,11/15/26	2.4%
Ginnie Mae, 4.000%, 03/20/46	2.0%
Kreditanstalt fuer Wiederaufbau, 1.500%, 09/09/19	2.0%
United States Treasury Bond, 2.875%, 11/15/46	1.8%
United States Treasury Note, 2.125%,11/30/24	1.4%
Ginnie Mae, 4.000%, 10/20/43	1.4%
Ginnie Mae, 4.000%, 06/20/47	1.4%
Ginnie Mae, 4.000%, 10/20/45	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Security selection strategies detracted from performance over the period, driven by selections of Puerto Rican municipal debt, as well as selections of U.S. dollar-denominated Venezuelan debt and short exposure to China through credit default swaps within emerging markets. These losses were partially offset by selections of U.S. government and agency debt within government/swaps. Tactical credit curve positioning further contributed to returns within corporate credit. Within the securitized sector, selections of MBS and CLOs detracted from performance, while selections of ABS contributed to returns.

Current Strategy and Outlook: We believe the global expansion is set to continue in 2018, supported by solid household consumption given labor market strength, an improvement in business investment and still accommodative monetary conditions, as reflected by measures of financial conditions. Forward-looking activity indicators, such as purchasing managers index (PMI) surveys remain, in our opinion, comfortably in expansionary territory for most countries, with notable strength in manufacturing data. We are not yet positioned for moderation, but we do anticipate some pullback in growth from current above-trend levels, and we expect this to be accompanied by higher market volatility. We think the U.S. Federal Reserve Board will raise interest rates three times in 2018, in line with projections provided at the most recent Federal Open Market Committee meeting.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower.

6

PORTFOLIO MANAGERS’ REPORT	VY® GOLDMAN SACHS BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	Since Inception February 20, 2015
VY® Goldman Sachs Bond Portfolio	2.93%	2.03%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Goldman Sachs Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract and/or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*

VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$1,017.50	1.13%	$5.75	$1,000.00	$1,019.51	1.13%	$5.75
Class I	1,000.00	1,021.10	0.53	2.70	1,000.00	1,022.53	0.53	2.70
Class S	1,000.00	1,019.20	0.78	3.97	1,000.00	1,021.27	0.78	3.97

VY® Goldman Sachs Bond Portfolio
	$1,000.00	$1,005.40	0.58%	$2.93	$1,000.00	$1,022.28	0.58%	$2.96

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Investors Trust and Voya Variable Insurance Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VY® BlackRock Inflation Protected Bond Portfolio and VY® Goldman Sachs Bond Portfolio (the “Funds”), each a series of Voya Investors Trust and Voya Variable Insurance Trust, respectively, including the summary portfolios of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 22, 2018

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017

		VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
ASSETS:
Investments in securities at fair value+*		$428,472,918	$207,630,829
Short-term investments at fair value**		2,640,161	15,011,070
Cash collateral for futures		17,671	536,069
Cash pledged for centrally cleared swaps (Note 2)		2,280,490	1,088,217
Cash pledged as collateral for OTC derivatives (Note 2)		—	10,000
Foreign currencies at value***		518,650	53,082
Foreign cash collateral for futures****		24,670	14,295
Receivables:
Investment securities sold		3,337,357	2,849,829
Investment securities sold on a delayed-delivery or when-issued basis		—	2,055,000
Fund shares sold		149,569	316,403
Dividends		2,249	18,148
Interest		1,932,428	1,207,001
Unrealized appreciation on forward foreign currency contracts		135,716	1,771,386
Upfront payments paid on OTC swap agreements		—	36,564
Unrealized appreciation on OTC swap agreements		4,586,883	—
Variation margin receivable on centrally cleared swaps		57,558	9,795
Prepaid expenses		2,269	928
Reimbursement due from manager		—	35,922
Other assets		21,095	3,466
Total assets		444,179,684	232,648,004

LIABILITIES:
Payable for investment securities purchased		3,174,954	4,435,000
Payable for investment securities purchased on a delayed-delivery or when-issued basis		—	8,344,609
Payable for fund shares redeemed		116,032	138,055
Payable upon receipt of securities loaned		—	816,854
Sales commitmentsˆˆ		—	2,054,011
Unrealized depreciation on forward foreign currency contracts		404,795	1,296,378
Upfront payments received on OTC swap agreements		—	1,459
Unrealized depreciation on OTC swap agreements		643,399	207,580
Cash received as collateral for OTC derivatives (Note 2)		5,080,000	150,000
Payable for investment management fees		178,269	91,286
Payable for distribution and shareholder service fees		59,534	—
Payable to trustees under the deferred compensation plan (Note 6)		21,095	3,466
Payable for trustee fees		2,429	1,090
Other accrued expenses and liabilities		101,248	156,439
Written options, at fair valueˆ		276,296	—
Total liabilities		10,058,051	17,696,227
NET ASSETS		$434,121,633	$214,951,777

NET ASSETS WERE COMPRISED OF:
Paid-in capital		$503,309,761	$212,441,839
Undistributed net investment income		1,803,729	4,441,819
Accumulated net realized loss		(79,761,750)	(1,702,336)
Net unrealized appreciation (depreciation)		8,769,893	(229,545)
NET ASSETS		$434,121,633	$214,951,777

+	Including securities loaned at value	$—	$795,832
*	Cost of investments in securities	$424,014,571	$207,653,826
**	Cost of short-term investments	$2,640,161	$15,011,070
***	Cost of foreign currencies	$515,041	$54,235
****	Cost of foreign cash collateral for futures	$24,669	$14,295
ˆ	Premiums received on written options	$1,002,730	$—
ˆˆ	Proceeds receivable from sales commitments	$—	$2,055,000

See Accompanying Notes to Financial Statements

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017 (CONTINUED)

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
Class ADV
Net assets	$49,768,703	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	5,352,639	n/a
Net asset value and redemption price per share	$9.30	n/a

Class I
Net assets	$223,462,700	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	23,129,440	n/a
Net asset value and redemption price per share	$9.66	n/a

Class S
Net assets	$160,890,230	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	16,806,337	n/a
Net asset value and redemption price per share	$9.57	n/a

Portfolio(1)
Net assets	n/a	$214,951,777
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	21,246,103
Net asset value and redemption price per share	n/a	$10.12

(1) Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio

INVESTMENT INCOME:
Dividends	$57,050	$163,904
Interest, net of foreign taxes withheld*	10,019,891	5,796,025
Securities lending income, net	—	7,966
Total investment income	10,076,941	5,967,895

EXPENSES:
Investment management fees	2,529,422	1,089,415
Distribution and shareholder service fees:
Class ADV	307,259	—
Class S	440,681	—
Transfer agent fees	1,021	2,378
Shareholder reporting expense	29,200	14,600
Registration fees	—	4,466
Professional fees	69,215	62,890
Custody and accounting expense	92,045	308,275
Trustee fees	19,435	8,715
Miscellaneous expense	34,066	15,273
Interest expense	289	28
Total expenses	3,522,633	1,506,040
Waived and reimbursed fees	(194,356)	(237,612)
Net expenses	3,328,277	1,268,428
Net investment income	6,748,664	4,699,467

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,970,859)	1,654,391
Forward foreign currency contracts	(1,091,507)	(529,643)
Foreign currency related transactions	269,189	(136,356)
Futures	(681,163)	1,822,659
Swaps	2,166,335	(838,739)
Written options	760,242	—
Net realized gain (loss)	(2,547,763)	1,972,312
Net change in unrealized appreciation (depreciation) on:
Investments	11,437,742	209,518
Forward foreign currency contracts	(500,489)	(418,843)
Foreign currency related transactions	8,321	1,057
Futures	1,078,155	(596,275)
Swaps	(3,568,620)	(260,292)
Written options	26,901	—
Sales commitments	—	752,369
Net change in unrealized appreciation (depreciation)	8,482,010	(312,466)
Net realized and unrealized gain	5,934,247	1,659,846
Increase in net assets resulting from operations	$12,682,911	$6,359,313

* Foreign taxes withheld	$—	$87

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	VY® BlackRock Inflation Protected Bond Portfolio		VY® Goldman Sachs Bond Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$6,748,664	$5,754,983	$4,699,467	$3,982,504
Net realized gain (loss)	(2,547,763)	(6,211,444)	1,972,312	(2,500,907)
Net change in unrealized appreciation (depreciation)	8,482,010	21,268,014	(312,466)	3,597,036
Increase in net assets resulting from operations	12,682,911	20,811,553	6,359,313	5,078,633

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:			(4,792,224)	(4,529,620)
Class ADV	(381,219)	—	—	—
Class I	(4,397,495)	—	—	—
Class S	(2,176,391)	—	—	—
Total distributions	(6,955,105)	—	(4,792,224)	(4,529,620)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	45,993,204	93,157,435	60,709,654	100,578,739
Reinvestment of distributions	6,955,105	—	4,792,224	4,529,620
	52,948,309	93,157,435	65,501,878	105,108,359
Cost of shares redeemed	(178,896,691)	(127,760,432)	(78,963,233)	(66,578,679)
Net increase (decrease) in net assets resulting from capital share transactions	(125,948,382)	(34,602,997)	(13,461,355)	38,529,680
Net increase (decrease) in net assets	(120,220,576)	(13,791,444)	(11,894,266)	39,078,693

NET ASSETS:
Beginning of year or period	554,342,209	568,133,653	226,846,043	187,767,350
End of year or period	$434,121,633	$554,342,209	$214,951,777	$226,846,043
Undistributed net investment income at end of year or period	$1,803,729	$2,847,202	$4,441,819	$4,037,931

See Accompanying Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-17	9.17	0.09		0.11	0.20	0.07	—	—	0.07	—	9.30	2.16	1.17	1.13	1.13	0.94	49,769	101
12-31-16	8.88	0.05		0.24	0.29	—	—	—	—	—	9.17	3.27	1.21	1.12	1.12	0.53	52,110	73
12-31-15	9.24	(0.05)		(0.22)	(0.27)	0.09	—	0.00 *	0.09	—	8.88	(2.89)	1.30	1.11	1.11	(0.52)	54,750	470
12-31-14	9.15	0.05		0.15	0.20	0.11	—	—	0.11	—	9.24	2.14	1.30	1.11	1.11	0.57	63,936	527
12-31-13	10.74	(0.07	)•	(0.88)	(0.95)	—	0.64	—	0.64	—	9.15	(8.98)	1.29	1.14	1.14	(0.66)	74,204	613
Class I
12-31-17	9.55	0.15		0.11	0.26	0.15	—	—	0.15	—	9.66	2.72	0.57	0.53	0.53	1.55	223,463	101
12-31-16	9.19	0.11		0.25	0.36	—	—	—	—	—	9.55	3.92	0.56	0.52	0.52	1.15	311,949	73
12-31-15	9.54	0.01	•	(0.23)	(0.22)	0.08	—	0.05	0.13	—	9.19	(2.35)	0.55	0.51	0.51	0.16	311,110	470
12-31-14	9.42	0.11		0.16	0.27	0.15	—	—	0.15	—	9.54	2.81	0.55	0.51	0.51	1.18	450,442	527
12-31-13	10.97	(0.00	)*	(0.91)	(0.91)	—	0.64	—	0.64	—	9.42	(8.41)	0.54	0.54	0.54	(0.05)	476,969	613
Class S
12-31-17	9.45	0.13		0.10	0.23	0.11	—	—	0.11	—	9.57	2.48	0.82	0.78	0.78	1.29	160,890	101
12-31-16	9.12	0.09		0.24	0.33	—	—	—	—	—	9.45	3.62	0.81	0.77	0.77	0.89	190,284	73
12-31-15	9.48	(0.02)		(0.22)	(0.24)	0.09	—	0.03	0.12	—	9.12	(2.61)	0.80	0.76	0.76	(0.19)	202,274	470
12-31-14	9.37	0.09		0.15	0.24	0.13	—	—	0.13	—	9.48	2.54	0.80	0.76	0.76	0.90	243,300	527
12-31-13	10.94	(0.04	)•	(0.89)	(0.93)	—	0.64	—	0.64	—	9.37	(8.62)	0.79	0.79	0.79	(0.40)	301,374	613
VY® Goldman Sachs Bond Portfolio
12-31-17	10.06	0.22	•	0.07	0.29	0.23	—	—	0.23	—	10.12	2.93	0.69	0.58	0.58	2.16	214,952	345
12-31-16	10.02	0.20	•	0.08	0.28	0.24	—	—	0.24	—	10.06	2.70	0.66	0.58	0.58	2.00	226,846	490
02-20-15(5)–12-31-15	10.00	0.15	•	(0.13)	0.02	—	—	—	—	—	10.02	0.20	0.61	0.58	0.58	1.77	187,767	507

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017

NOTE 1 — ORGANIZATION

Voya Investors Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on August 3, 1988. Voya Investors Trust currently consists of twenty-four active separate investment series. The one series included in this report is: VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), a diversified series of Voya Investors Trust.

Voya Variable Insurance Trust is registered under the 1940 Act as an open-end management investment company and was organized as a Delaware statutory trust on July 15, 1999. Voya Variable Insurance Trust consists of one active investment series which is included in this report: VY® Goldman Sachs Bond Portfolio (“Goldman Sachs Bond”), a diversified series of Voya Variable Insurance Trust.

Voya Investors Trust and Voya Variable Insurance Trust are collectively referred to as the “Trusts.” BlackRock Inflation Protected Bond and Goldman Sachs Bond are each, a “Portfolio” and together, the “Portfolios.” The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The classes of shares included in this report for BlackRock Inflation Protected Bond are: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable. Goldman Sachs Bond does not have a share class designation.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Prior to May 1, 2017, Directed Services LLC, a Delaware limited liability company, served as the investment adviser to BlackRock Inflation Protected Bond. There were no changes to the services provided or the fees charged to BlackRock Inflation Protected Bond upon the replacement of Directed Services LLC with Voya Investments. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class, if applicable, of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market

15

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Boards of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive

16

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of their results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. Net investment income dividends and net capital gain distributions, if any, for Goldman Sachs Bond are declared and paid annually. For BlackRock Inflation Protected Bond, dividends from net investment income, if any, are declared and paid monthly and distributions of net capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains

17

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

18

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2017, the maximum amount of loss that BlackRock Inflation Protected Bond and Goldman Sachs Bond would incur if the counterparties to their derivative transactions failed to perform would be $6,163,308 and $1,771,386, respectively, which represents the gross payments to be received by the Portfolios on OTC purchased options, forward foreign currency contracts,

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and OTC inflation-linked swaps were they to be unwound as of December 31, 2017. At December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had received $5,080,000 and $150,000, respectively, in cash collateral from certain counterparties.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between a Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had a liability position of $1,324,490 and $1,468,853, respectively, on open OTC credit default and interest rate swaps, forward foreign currency contracts and OTC written options with interest rate related contingent features. If a contingent feature would have been triggered as of December 31, 2017, the Portfolios could have been required to pay this amount in cash to its counterparties. At December 31, 2017, Goldman Sachs Bond had pledged $10,000 in cash collateral for their open OTC derivative transactions. BlackRock Inflation Protected Bond did not pledge any cash collateral for their open OTC derivative transactions at December 31, 2017.

H.  Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Portfolio of Investments.

For the year ended December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2017.

	Purchased	Sold
BlackRock Inflation Protected Bond	$16,297,980	$28,757,965
Goldman Sachs Bond	217,475,396	77,415,955

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains

20

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

At December 31, 2017, BlackRock Inflation Protected Bond had pledged U.S. Treasury Inflation Indexed Protected Securities with an original par value of $644,000 with the broker as collateral for open futures contracts. The securities have been footnoted as pledged in the Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had purchased and sold futures contracts on various bonds and notes as part of their duration strategy.

During the year ended December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open futures contracts at December 31, 2017.

	Purchased	Sold
BlackRock Inflation Protected Bond	$198,546,042	$269,070,379
Goldman Sachs Bond	78,437,175	34,189,344

J.  Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that a Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2017, BlackRock Inflation Protected Bond had purchased and written options on exchange-traded futures contracts to manage its duration strategy and to generate income. There were no open purchased and written exchange-traded futures contracts at December 31, 2017.

During the year ended December 31, 2017, BlackRock Inflation Protected Bond had purchased and written options on foreign currencies to manage its foreign exchange exposure and to generate income. There were no open purchased and written foreign currency options at December 31, 2017.

During the year ended December 31, 2017, BlackRock Inflation Protected Bond had purchased and written interest rate swap options (“swaptions”) to manage its duration strategy and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written interest rate swaptions at December 31, 2017.

During the year ended December 31, 2017, BlackRock Inflation Protected Bond had written inflation rate caps to generate income. Please refer to the tables following the Portfolio of Investments for open written inflation rate caps at December 31, 2017.

Please refer to Note 9 for the volume of both purchased and written option activity for BlackRock Inflation Protected Bond during the year ended December 31, 2017.

K.  Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

A Portfolio may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or

22

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2017, for which a Portfolio is seller of protection are disclosed following the Portfolio of Investments for Goldman Sachs Bond. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2017, Goldman Sachs Bond had bought and sold credit protection on credit default swap indices (“CDX”) and single name issuers (Corporate or Sovereign). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Goldman Sachs Bond used CDX swaps to gain additional exposure within various sectors and to hedge the credit risk associated with various sectors within the credit and commercial mortgage-backed securities market. In addition, Goldman Sachs Bond bought credit protection on single name issuers to reduce its risk exposure to defaults of corporate and/or sovereign issuers.

For the year ended December 31, 2017, Goldman Sachs Bond had an average notional amount of $18,581,693 on credit default swaps to buy protection and an average notional amount of $2,247,500 on credit default swaps to sell protection. Please refer to the tables following the Portfolio of Investments for open credit default swaps to buy protection at December 31, 2017. There were no open credit default swaps to sell protection at December 31, 2017.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $42,515,178 and $198,357,296, respectively.

For the year ended December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $58,572,148 and $154,559,179, respectively.

The Portfolios enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following each respective Portfolio of Investments for open interest rate swaps at December 31, 2017.

At December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had pledged $2,280,490 and $1,088,217, respectively, in cash collateral for open centrally cleared swaps.

23

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Inflation-linked Swap Contracts. In an inflation-linked swap, one party pays a fixed interest rate on a notional amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional amount.

For the year ended December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into inflation-linked swaps in which they pay a floating rate linked to an inflation index and receive a fixed interest rate (“Long inflation-linked swap”). Average notional amounts on long inflation-linked swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $48,360,471 and $3,436,176.

For the year ended December 31, 2017, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which it pays a fixed interest rate and receive a floating rate linked to an inflation index (“Short inflation-linked swap”). Average notional amounts on short inflation linked-bonds was $271,962,519.

BlackRock Inflation Protected Bond and Goldman Sachs Bond used inflation-linked swaps as part of its inflation strategy. Please refer to the tables following each respective Portfolio of Investments for open inflation-linked swaps at December 31, 2017.

L.  Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

N.  Sales Commitments. Sales commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. Please refer to the table following the Portfolio of Investments for open sales commitments held by Goldman Sachs Bond at December 31, 2017.

O.  Structured Products. Goldman Sachs Bond invests in structured products which are specially-designed investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ‘structured’ by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured product on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale

24

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or maturity of the structured product. Please refer to the Portfolio of Investments for structured products held by Goldman Sachs Bond at December 31, 2017.

P.  When-Issued and Delayed-Delivery Transactions. Goldman Sachs Bond may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio is required to hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

To mitigate counterparty risk, a Portfolio may enter into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2017, there was no cash collateral pledged or received by the Portfolio for open when-issued or delayed-delivery transactions.

Q.  Indemnifications. In the normal course of business, the Trusts may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2017, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$135,925,692	$155,211,535
Goldman Sachs Bond	89,236,994	69,296,599

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$338,895,439	$434,646,857
Goldman Sachs Bond	729,706,929	667,919,583

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
BlackRock Inflation Protected Bond(1)	0.55% on the first $200 million; 0.50% on the next $800 million; and 0.40% on the amount in excess of $1 billion
Goldman Sachs Bond	0.50% on the first $750 million; and 0.48% on assets over $750 million

(1)	The Investment Adviser has contractually agreed to waive 0.04% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Trusts and the Investment Adviser have entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the Portfolios and are paid by the Investment Adviser based on the average daily net assets of each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each Portfolio’s assets in accordance with that Portfolio’s investment objectives, policies, and limitations.

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Goldman Sachs Bond	Goldman Sachs Asset Management, L.P.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

Voya Investors Trust has entered into a shareholder service plan (the “Plan”) for the Class S shares of BlackRock Inflation Protected Bond. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S

25

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEE (continued)

shares. Under the Plan, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares of BlackRock Inflation Protected Bond have a shareholder service and distribution plan. The Portfolio pays the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	BlackRock Inflation Protected Bond	12.52%
Voya Insurance and Annuity Company	BlackRock Inflation Protected Bond	35.90
Voya Retirement Conservative Portfolio	BlackRock Inflation Protected Bond	13.50
Voya Retirement Moderate Portfolio	BlackRock Inflation Protected Bond	16.17
Voya Solution 2025 Portfolio	Goldman Sachs Bond	25.45
Voya Solution Income Portfolio	BlackRock Inflation Protected Bond	6.92
	Goldman Sachs Bond	22.00

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of a Portfolio, and will not materially affect a Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Maximum Operating Expense Limit (as a percentage of net assets)
BlackRock Inflation Protected Bond	Class ADV: 1.23% Class I: 0.63% Class S: 0.88%
Goldman Sachs Bond	0.58%

The Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	December 31,
Portfolio	2018	2019	2020	Total
Goldman Sachs Bond	$46,923	$157,623	$237,612	$442,158

The Expense Limitation Agreements are contractual through May 1, 2018 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 19, 2017, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which

26

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 8 — LINE OF CREDIT (continued)

the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2017.

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased options on exchange-traded futures contracts for BlackRock Inflation Protected Bond during the year ended December 31, 2017 were as follows:

	Number of Contracts	Cost
Balance at 12/31/2016	719	$423,745
Options Purchased	8,720	2,980,395
Options Terminated in Closing Sell Transactions	(4,981)	(1,737,176)
Options Exercised	(285)	(44,939)
Options Expired	(4,173)	(1,622,025)
Balance at 12/31/2017	—	$—

Transactions in purchased foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2017 were as follows:

	CHF Notional	EUR Notional	GBP Notional	USD Notional	Cost
Balance at 12/31/2016	11,260,000	10,520,000	—	—	$355,050
Options Purchased	—	38,740,000	78,950,000	20,085,000	908,233
Options Terminated in Closing Sell Transactions	—	—	(13,175,000)	—	(230,347)
Options Expired	(11,260,000)	(49,260,000)	(65,775,000)	(20,085,000)	(1,032,937)
Balance at 12/31/2017	—	—	—	—	$—

Transactions in purchased interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2017 were as follows:

	USD Notional	EUR Notional	JPY Notional	Cost
Balance at 12/31/2016	11,800,000	10,100,000	—	$2,369,669
Options Purchased	38,140,000	—	1,385,780,000	1,521,651
Options Terminated in Closing Sell Transactions	(19,900,000)	—	—	(998,592)
Options Expired	(5,000,000)	—	—	(226,970)
Balance at 12/31/2017	25,040,000	10,100,000	1,385,780,000	$2,665,757

Transactions in written inflation rate caps for BlackRock Inflation Protected Bond during the year ended December 31, 2017 were as follows:

	EUR Notional	Premiums Received
Balance at 12/31/2016	3,140,000	$217,411
Balance at 12/31/2017	3,140,000	$217,411

27

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written options on exchange-traded futures contracts for BlackRock Inflation Protected Bond during the year ended December 31, 2017 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/2016	462	$254,005
Options Written	4,019	929,817
Options Terminated in Closing Purchase Transactions	(3,911)	(1,007,896)
Options Expired	(570)	(175,926)
Balance at 12/31/2017	—	$—

Transactions in written foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2017 were as follows:

	CHF Notional	EUR Notional	GBP Notional	USD Notional	Premiums Received
Balance at 12/31/2016	5,630,000	10,520,000	—	—	$97,588
Options Written	—	13,080,000	68,905,000	20,085,000	657,759
Options Terminated in Closing Sell Transactions	—	—	(32,990,000)	(9,125,000)	(298,911)
Options Expired	(5,630,000)	(23,600,000)	(35,915,000)	(10,960,000)	(456,436)
Balance at 12/31/2017	—	—	—	—	$—

Transactions in written interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2017 were as follows:

	EUR Notional	GBP Notional	USD Notional	Premiums Received
Balance at 12/31/2016	10,100,000	—	83,600,000	$860,147
Options Written	—	—	68,320,000	501,159
Options Terminated in Closing Purchase Transactions	—	—	(127,600,000)	(575,987)
Options Expired	—	—	—	—
Balance at 12/31/2017	10,100,000	—	24,320,000	$785,319

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12/31/2017	317,604	—	41,329	(688,549)	(329,616)	2,925,393	—	381,219	(6,341,985)	(3,035,373)
12/31/2016	417,580	—	—	(898,707)	(481,127)	3,855,526	—	—	(8,253,074)	(4,397,548)
Class I
12/31/2017	3,773,612	—	460,710	(13,775,433)	(9,541,111)	36,140,751	—	4,397,494	(131,911,107)	(91,372,862)
12/31/2016	6,878,057	—	—	(8,047,014)	(1,168,957)	65,259,597	—	—	(76,426,152)	(11,166,555)
Class S
12/31/2017	732,452	—	229,768	(4,288,590)	(3,326,370)	6,927,060	—	2,176,392	(40,643,599)	(31,540,147)
12/31/2016	2,528,388	—	—	(4,566,921)	(2,038,533)	24,042,312	—	—	(43,081,206)	(19,038,894)
Goldman Sachs Bond
12/31/2017	5,975,395	—	475,891	(7,763,398)	(1,312,112)	60,709,654	—	4,792,224	(78,963,233)	(13,461,355)
12/31/2016	9,917,063	—	441,054	(6,536,981)	3,821,136	100,578,739	—	4,529,620	(66,578,679)	38,529,680

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of a Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to a Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of Goldman Sachs Bond’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2017:

Goldman Sachs Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$249,294	$(249,294)	$—
HSBC Securities (USA) Inc.	546,538	(546,538)	—
Total	$795,832	$(795,832)	$—

(1)	Collateral with a fair value of $816,854 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2017:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
BlackRock Inflation Protected Bond	$(837,032)	$837,032
Goldman Sachs Bond	496,645	(496,645)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
	Ordinary Income	Ordinary Income
BlackRock Inflation Protected Bond	$6,955,105	$ —
Goldman Sachs Bond	4,792,224	4,529,620

29

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of December 31, 2017 were:

			Capital Loss Carryforwards
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
BlackRock Inflation Protected Bond	$1,550,040	$7,956,437	$(11,740,049)	Short-term	None
			(66,939,166)	Long-term	None
			$(78,679,215)
Goldman Sachs Bond	4,673,247	(642,293)	$(1,371,038)	Short-term	None
			(147,745)	Long-term	None
			$(1,518,783)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (BlackRock Inflation Protected Bond).

As of December 31, 2017, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

NOTE 13 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

30

VY® BlackRock Inflation Protected Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 25.4%
		Consumer, Cyclical: 1.4%
370,000	(1)	BMW US Capital LLC, 1.500%, 04/11/19	$367,484	0.1
795,000	(1)	BMW US Capital LLC, 2.150%, 04/06/20	792,486	0.2
530,000	(1)	Nissan Motor Acceptance Corp., 1.550%, 09/13/19	523,463	0.1
960,000	(1)	Nissan Motor Acceptance Corp., 2.000%, 03/08/19	957,765	0.2
755,000	(1)	Nissan Motor Acceptance Corp., 2.250%, 01/13/20	753,825	0.2
1,105,000		Wal-Mart Stores, Inc., 1.900%, 12/15/20	1,098,268	0.2
1,730,000		Other Securities	1,716,469	0.4
			6,209,760	1.4

		Consumer, Non-cyclical: 1.4%
3,000,000		Gilead Sciences, Inc., 2.350%, 02/01/20	3,014,780	0.7
2,545,000		Medtronic Global Holdings SCA, 1.700%, 03/28/19	2,534,701	0.6
570,000		Other Securities	564,977	0.1
			6,114,458	1.4

		Energy: 0.4%
1,495,000	(1)	Schlumberger Finance Canada Ltd, 2.200%, 11/20/20	1,486,771	0.4

		Financial: 20.3%
780,000	(1)	AIG Global Funding, 1.950%, 10/18/19	773,373	0.2
595,000	(1)	AIG Global Funding, 2.150%, 07/02/20	589,905	0.1
1,385,000		American Express Credit Corp., 2.200%, 03/03/20	1,381,164	0.3
585,000	(1)	ANZ New Zealand Int’l Ltd./London, 2.200%, 07/17/20	581,826	0.1
3,000,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.050%, 09/23/19	2,989,796	0.7
5,650,000		Bank of America Corp., 2.625%, 10/19/20	5,699,316	1.3
1,500,000		Bank of New York Mellon Corp./The, 2.150%, 02/24/20	1,498,240	0.3
2,850,000		Bank of Nova Scotia/The, 2.050%, 06/05/19	2,843,360	0.7
1,285,000	(1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/20	1,277,141	0.3
1,000,000		Barclays Bank PLC, 2.042%, (US0003M + 0.650%), 08/07/20	1,004,921	0.2
1,165,000		BNP Paribas SA, 2.400%, 12/12/18	1,168,442	0.3
5,000,000		Branch Banking & Trust Co., 1.450%, 05/10/19	4,953,209	1.1
250,000		Citibank NA, 2.049%, (US0003M + 0.500%), 06/12/20	251,298	0.1

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
3,100,000		Citibank NA, 1.850%–2.125%, 09/18/19–10/20/20	$3,074,613	0.7
1,860,000	(1)	Commonwealth Bank of Australia, 2.250%, 03/10/20	1,854,755	0.4
4,000,000		Credit Suisse AG/New York NY, 2.300%, 05/28/19	4,004,342	0.9
2,000,000	(1)	Danske Bank A/S, 1.650%, 09/06/19	1,979,729	0.5
1,110,000		Fifth Third Bank/Cincinnati OH, 1.625%, 09/27/19	1,097,344	0.2
3,000,000		Fifth Third Bank/Cincinnati OH, 2.375%, 04/25/19	3,008,993	0.7
5,000,000		HSBC USA, Inc., 2.375%, 11/13/19	5,006,575	1.2
6,000,000		JPMorgan Chase & Co., 2.550%, 10/29/20	6,019,591	1.4
1,535,000		Manufacturers & Traders Trust Co., 2.300%, 01/30/19	1,539,306	0.4
2,000,000	(1)	National Australia Bank Ltd., 2.250%, 07/01/19	2,001,556	0.5
2,540,000	(1)	New York Life Global Funding, 2.000%, 04/09/20	2,524,520	0.6
1,970,000	(1)	Pricoa Global Funding I, 1.450%, 09/13/19	1,939,742	0.4
630,000	(1)	Principal Life Global Funding II, 1.500%, 04/18/19	624,636	0.1
3,000,000		Royal Bank of Canada, 1.500%, 07/29/19	2,966,098	0.7
1,870,000		Santander UK PLC, 2.125%, 11/03/20	1,855,583	0.4
2,000,000		Skandinaviska Enskilda Banken AB, 1.500%, 09/13/19	1,974,665	0.5
2,000,000		Sumitomo Mitsui Banking Corp., 2.450%, 01/16/20	2,001,121	0.5
1,510,000	(1)	Sumitomo Mitsui Trust Bank Ltd., 2.050%, 03/06/19	1,506,237	0.3
2,000,000		Svenska Handelsbanken AB, 2.250%, 06/17/19	2,001,120	0.5
295,000	(1)	UBS AG/London, 2.200%, 06/08/20	293,285	0.1
3,200,000		UBS AG/Stamford CT, 2.350%, 03/26/20	3,198,293	0.7
4,700,000		US Bank NA/Cincinnati OH, 2.000%, 01/24/20	4,681,314	1.1
2,215,000		Wells Fargo Bank NA, 1.750%, 05/24/19	2,202,949	0.5
3,500,000		Wells Fargo Bank NA, 2.150%, 12/06/19	3,495,163	0.8

See Accompanying Notes to Financial Statements

31

VY® BlackRock Inflation Protected Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
1,255,000		Westpac Banking Corp., 1.600%, 08/19/19	$1,242,133	0.3
1,025,000		Other Securities	1,017,558	0.2
			88,123,212	20.3

	Industrial: 0.3%
795,000	(1)	Siemens Financieringsmaatschappij NV, 2.200%, 03/16/20	793,966	0.2
635,000		Other Securities	630,682	0.1
			1,424,648	0.3

	Technology: 1.3%
2,190,000		IBM Credit LLC, 1.800%, 01/20/21	2,156,676	0.5
2,675,000		Xilinx, Inc., 2.125%, 03/15/19	2,666,727	0.6
835,000		Other Securities	831,724	0.2
			5,655,127	1.3

	Utilities: 0.3%
1,280,000		Duke Energy Progress LLC, 1.703%, (US0003M + 0.180%), 09/08/20	1,280,743	0.3
		Total Corporate Bonds/Notes
		(Cost $110,765,618)	110,294,719	25.4

FOREIGN GOVERNMENT BONDS: 6.1%
CAD 1,132,719		Canadian Government Real Return Bond, 4.250%, 12/01/26	1,209,441	0.3
2,120,000		Israel Government AID Bond, 5.500%, 12/04/23	2,480,901	0.5
2,500,000		Israel Government AID Bond, 5.500%, 04/26/24	2,940,011	0.7
EUR 1,872,048		Italy Buoni Poliennali Del Tesoro, 1.250%, 10/27/20	2,379,154	0.6
EUR 4,533,029		Italy Buoni Poliennali Del Tesoro, 1.650%, 04/23/20	5,766,362	1.3
EUR 1,195,000	(1)	Italy Buoni Poliennali Del Tesoro, 2.700%, 03/01/47	1,307,248	0.3
NZD 2,055,000		New Zealand Government Bond, 2.500%, 09/20/35	1,668,221	0.4
NZD 6,044,000		New Zealand Government Bond, 3.000%, 09/20/30	5,241,035	1.2
GBP 1,721,784		United Kingdom Gilt Inflation Linked, 0.125%, 03/22/26	2,737,925	0.6
NZD 1,585,900		Other Securities	772,934	0.2
		Total Foreign Government Bonds
		(Cost $24,996,864)	26,503,232	6.1

U.S. TREASURY OBLIGATIONS: 53.3%
	Treasury Inflation Indexed Protected Securities: 53.3%
2,121,231		0.125%, 01/15/23	2,106,225	0.5
8,133,961		0.125%, 07/15/24	8,045,243	1.9
13,331,213		0.125%, 07/15/26	13,039,707	3.0
18,063,256		0.250%, 01/15/25	17,919,291	4.1
12,362,064		0.375%, 07/15/25	12,393,430	2.9
6,514,809		0.375%, 01/15/27	6,474,925	1.5

U.S. TREASURY OBLIGATIONS: (continued)
	Treasury Inflation Indexed Protected Securities: (continued)
14,053,662		0.625%, 01/15/26	$14,293,131	3.3
2,897,902		0.625%, 02/15/43	2,843,594	0.7
13,568,509		0.750%, 02/15/42	13,737,706	3.2
10,495,750		0.750%, 02/15/45	10,576,833	2.4
3,847,190		0.875%, 02/15/47	4,008,353	0.9
5,678,764		1.000%, 02/15/46	6,082,561	1.4
14,002,235	(2)	1.375%, 02/15/44	16,207,425	3.7
9,965,598	(2)	1.750%, 01/15/28	11,215,821	2.6
6,530,809		2.000%, 01/15/26	7,352,635	1.7
7,870,195		2.125%, 02/15/40	10,263,648	2.4
6,038,078		2.125%, 02/15/41	7,930,278	1.8
7,735,671		2.375%, 01/15/25	8,822,549	2.0
6,527,898		2.375%, 01/15/27	7,644,863	1.8
7,502,121		2.500%, 01/15/29	9,112,722	2.1
2,626,439		3.375%, 04/15/32	3,639,894	0.8
9,127,484		3.625%, 04/15/28	11,994,832	2.8
7,769,278		3.875%, 04/15/29	10,608,374	2.4
2,332,798		0.125%, 04/15/22	2,317,597	0.5
12,599,458		0.375%, 07/15/27	12,545,341	2.9
		Total U.S. Treasury Obligations
		(Cost $226,200,208)	231,176,978	53.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.6%
	Federal Home Loan Bank: 5.1%
4,475,000		1.375%, 09/28/20	4,396,325	1.0
12,810,000		1.375%, 02/18/21	12,541,259	2.9
5,255,000		2.875%, 09/13/24	5,392,339	1.2
			22,329,923	5.1

	Federal Home Loan Mortgage Corporation: 2.7%(3)
1,515,000		1.375%, 05/01/20	1,493,220	0.4
9,970,000		2.375%, 01/13/22	10,064,117	2.3
			11,557,337	2.7

	Federal National Mortgage Association: 5.8%(3)
8,350,000		1.375%, 02/26/21	8,177,297	1.9
9,355,000		1.875%, 12/28/20	9,307,982	2.1
4,830,000		1.875%, 09/24/26	4,557,042	1.1
3,120,000		2.625%, 09/06/24	3,163,699	0.7
			25,206,020	5.8
		Total U.S. Government Agency Obligations
		(Cost $59,386,124)	59,093,280	13.6

	Value	Percentage of Net Assets

PURCHASE OPTIONS(4): 0.3%
Total Purchased Options
(Cost $2,665,757)	1,404,709	0.3

Total Long-Term Investments
(Cost $424,014,571)	428,472,918	98.7

See Accompanying Notes to Financial Statements

32

VY® BlackRock Inflation Protected Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.6%
		Mutual Funds: 0.6%
2,640,161	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $2,640,161)	$ 2,640,161	0.6
		Total Short-Term Investments
		(Cost $2,640,161)	2,640,161	0.6
		Total Investments in Securities (Cost $426,654,732)	$ 431,113,079	99.3
		Assets in Excess of Other Liabilities	3,008,554	0.7
		Net Assets	$ 434,121,633	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	All or a portion of this security has been pledged as collateral in connection with open futures contracts. Please refer to Note 2 for additional details.
(3)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(4)	The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.
(5)	Rate shown is the 7-day yield as of December 31, 2017.
CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
NZD	New Zealand Dollar

Reference Rate Abbreviations:

US0003M	3-month LIBOR

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Purchased Options	$—	$1,404,709	$—	$1,404,709
Corporate Bonds/Notes	—	110,294,719	—	110,294,719
U.S. Treasury Obligations	—	231,176,978	—	231,176,978
Foreign Government Bonds	—	26,503,232	—	26,503,232
U.S. Government Agency Obligations	—	59,093,280	—	59,093,280
Short-Term Investments	2,640,161	—	—	2,640,161
Total Investments, at fair value	$2,640,161	$428,472,918	$—	$431,113,079
Other Financial Instruments+
Centrally Cleared Swaps	—	900,274	—	900,274
Forward Foreign Currency Contracts	—	135,716	—	135,716
Futures	692,753	—	—	692,753
OTC Swaps	—	4,586,883	—	4,586,883
Total Assets	$3,332,914	$434,095,791	$—	$437,428,705
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(930,137)	$—	$(930,137)
Forward Foreign Currency Contracts	—	(404,795)	—	(404,795)
Futures	(757,099)	—	—	(757,099)
OTC Swaps	—	(643,399)	—	(643,399)
Written Options	—	(276,296)	—	(276,296)
Total Liabilities	$(757,099)	$(2,254,627)	$—	$(3,011,726)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

33

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

At December 31, 2017, the following forward foreign currency contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,015,774	NZD 10,258,000	Bank of America N.A.	01/04/18	$(253,893)
MXN	40,967,597	USD 2,106,758	Barclays Bank PLC	02/14/18	(40,318)
USD	2,199,407	EUR 1,840,000	Deutsche Bank AG	02/14/18	(14,050)
EUR	1,872,500	SEK 18,567,429	Deutsche Bank AG	02/14/18	(16,951)
USD	2,105,000	MXN 39,486,643	Deutsche Bank AG	02/14/18	113,260
USD	9,838,525	EUR 8,246,000	HSBC Bank PLC	01/04/18	(56,661)
SEK	37,037,180	EUR 3,745,000	Morgan Stanley & Co. International PLC	02/14/18	21,963
USD	2,645,620	GBP 1,959,000	Royal Bank of Scotland PLC	01/04/18	493
USD	937,331	CAD 1,207,000	Westpac Banking Corp.	01/04/18	(22,922)
					$(269,079)

At December 31, 2017, the following futures contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	268	12/17/18	$65,562,850	$(39,131)
Euro-Bund	28	03/08/18	5,431,753	(57,958)
Euro-Buxl® 30-year German Government Bond	21	03/08/18	4,128,744	(102,050)
U.S. Treasury 10-Year Note	159	03/20/18	19,723,453	(107,661)
U.S. Treasury 5-Year Note	900	03/29/18	104,547,657	(314,492)
			$199,394,457	$(621,292)

Short Contracts
90-Day Eurodollar	(268)	12/16/19	(65,438,900)	46,467
Canada 10-Year Bond	(11)	03/20/18	(1,179,459)	17,095
Euro-Bobl 5-Year	(143)	03/08/18	(22,581,386)	174,049
Euro-OAT	(99)	03/08/18	(18,433,025)	269,609
Euro-Schatz	(83)	03/08/18	(11,151,283)	19,034
Long-Term Euro-BTP	(11)	03/08/18	(1,796,818)	45,594
U.S. Treasury 2-Year Note	(304)	03/29/18	(65,089,250)	109,879
U.S. Treasury Long Bond	(34)	03/20/18	(5,202,000)	9,355
U.S. Treasury Ultra 10-Year Note	(11)	03/20/18	(1,469,188)	1,671
U.S. Treasury Ultra Long Bond	(144)	03/20/18	(24,142,500)	(135,807)
			$(216,483,809)	$556,946

At December 31, 2017, the following centrally cleared interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month GBP-LIBOR	Semi-Annual	1.405%	Semi-Annual	05/26/47	GBP	2,395,000	$(21,995)	$(22,685)
Pay	6-month GBP-LIBOR	Semi-Annual	1.660	Semi-Annual	09/28/47	GBP	690,000	53,825	53,723
Pay	6-month JPY-LIBOR	Semi-Annual	0.092	Semi-Annual	11/08/22	JPY	564,835,000	(6,540)	(6,608)
Pay	6-month JPY-LIBOR	Semi-Annual	0.093	Semi-Annual	11/08/22	JPY	564,835,000	(6,418)	(6,488)
Pay	3-month NZD-BBR-FRA	Quarterly	3.055	Semi-Annual	09/08/27	NZD	3,766,237	15,121	16,632
Pay	3-month USD-LIBOR	Quarterly	1.882	Semi-Annual	11/15/19	USD	12,165,000	(36,816)	(37,019)
Pay	3-month USD-LIBOR	Quarterly	1.938	Semi-Annual	11/24/19	USD	12,165,000	(25,090)	(25,294)
Pay	3-month USD-LIBOR	Quarterly	1.729	Semi-Annual	08/31/46	USD	630,000	(112,579)	(1,391)
Receive	6-month GBP-LIBOR	Semi-Annual	1.336	Semi-Annual	11/28/27	GBP	5,530,000	(47,048)	(46,835)
Receive	6-month GBP-LIBOR	Semi-Annual	1.608	Semi-Annual	02/15/47	GBP	4,380,000	(255,039)	(227,958)
Receive	6-month GBP-LIBOR	Semi-Annual	1.515	Semi-Annual	11/22/47	GBP	1,350,000	(39,224)	(39,044)
Receive	6-month JPY-LIBOR	Semi-Annual	0.273	Semi-Annual	11/08/27	JPY	270,135,000	10,656	10,626
Receive	6-month JPY-LIBOR	Semi-Annual	0.921	Semi-Annual	11/08/47	JPY	95,855,000	9,334	9,402
Receive	3-month NZD-BBR-FRA	Quarterly	3.067	Semi-Annual	09/08/27	NZD	1,855,013	6,118	6,811

See Accompanying Notes to Financial Statements

34

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	3-month NZD-BBR-FRA	Quarterly	3.070%	Semi-Annual	09/08/27	NZD	1,873,750	$5,844	$6,537
Receive	1-day Overnight Fed Funds Effective Rate	Annual	1.875	Annual	05/31/22	USD	6,520,000	32,145	32,027
Receive	3-month USD-LIBOR	Quarterly	2.171	Semi-Annual	08/24/27	USD	900,000	18,504	18,485
Receive	3-month USD-LIBOR	Quarterly	2.602	Semi-Annual	11/15/43	USD	1,050,000	(3,520)	(3,547)
								$(402,722)	$(262,626)

At December 31, 2017, the following centrally cleared inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.288%	At Termination Date	11/15/22	EUR	7,265,000	$(58,985)	$(58,070)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.832	At Termination Date	05/15/47	EUR	1,380,000	(68,044)	(67,277)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.750	At Termination Date	06/15/47	EUR	1,230,000	(105,582)	(101,889)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.861	At Termination Date	07/15/47	EUR	1,240,000	(51,652)	(50,811)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.913	At Termination Date	11/15/47	EUR	1,130,000	(29,595)	(29,066)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.920	At Termination Date	11/15/47	EUR	1,100,000	(25,690)	(25,407)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.943	At Termination Date	11/15/47	EUR	525,000	(7,455)	(7,357)
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.370	At Termination Date	06/15/22	GBP	6,310,000	9,158	11,818
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.395	At Termination Date	08/15/22	GBP	6,065,000	25,469	26,721
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.300	At Termination Date	10/15/22	GBP	5,880,000	38,024	38,001
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.350	At Termination Date	12/15/22	GBP	5,890,000	23,669	23,258
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.523	At Termination Date	02/15/27	GBP	5,030,000	99,339	96,084
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.343	At Termination Date	07/15/27	GBP	1,405,000	(16,745)	(15,845)
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.380	At Termination Date	09/15/27	GBP	1,355,000	(156)	(612)
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.547	At Termination Date	11/15/32	GBP	4,200,000	67,379	66,583
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.600	At Termination Date	11/15/42	GBP	2,530,000	67,067	66,109
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.624	At Termination Date	02/15/47	GBP	2,360,000	195,038	180,672
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.470	At Termination Date	09/15/47	GBP	315,000	8,216	7,502
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.515	At Termination Date	11/15/47	GBP	600,000	4,826	4,845
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.256	At Termination Date	08/15/22	EUR	3,660,000	37,676	36,731
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.299	At Termination Date	09/29/22	EUR	5,000,000	40,565	39,444

See Accompanying Notes to Financial Statements

35

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.455%	At Termination Date	11/15/27	GBP	4,200,000	$(47,272)	$(47,176)
Receive	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.486	At Termination Date	08/15/47	GBP	635,000	14,270	13,649
Receive	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.465	At Termination Date	10/15/47	GBP	635,000	13,898	13,556
Receive	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.550	At Termination Date	11/15/47	GBP	2,530,000	(88,624)	(87,515)
Receive	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.360	At Termination Date	12/01/67	GBP	240,000	(3,625)	(3,632)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.113	At Termination Date	11/09/19	USD	22,115,000	(17,873)	(18,611)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.890	At Termination Date	06/29/22	USD	6,700,000	76,511	76,269
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.955	At Termination Date	08/02/22	USD	4,750,000	44,961	44,789
								$244,768	$232,763

At December 31, 2017, the following over-the-counter inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Floating Rate Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.066%	At Termination Date	03/10/18	USD	20,575,000	$(571,155)	$—	$(571,155)
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.585	At Termination Date	09/13/18	USD	11,210,000	79,672	—	79,672
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.518	At Termination Date	12/11/19	USD	15,000,000	243,142	—	243,142
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.375	At Termination Date	01/15/20	USD	16,000,000	364,525	—	364,525
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.174	At Termination Date	02/16/20	USD	10,000,000	(46,386)	—	(46,386)
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.437	At Termination Date	01/15/21	USD	22,000,000	599,311	—	599,311
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.649	At Termination Date	12/11/21	USD	6,500,000	136,140	—	136,140
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.515	At Termination Date	01/15/22	USD	34,000,000	1,015,595	—	1,015,595
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.560	At Termination Date	01/15/23	USD	37,000,000	1,247,049	—	1,247,049
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.660	At Termination Date	09/22/23	USD	5,500,000	177,486	—	177,486
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.689	At Termination Date	09/22/24	USD	19,500,000	697,939	—	697,939
Deutsche Bank AG	Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.970	At Termination Date	03/15/47	EUR	1,110,000	7,429	—	7,429
Deutsche Bank AG	Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.470	At Termination Date	03/15/27	EUR	1,110,000	6,229	—	6,229
Deutsche Bank AG	Receive	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.568	At Termination Date	03/15/47	GBP	805,000	(25,858)	—	(25,858)

See Accompanying Notes to Financial Statements

36

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Floating Rate Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Receive	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.485%	At Termination Date	03/23/47	GBP	395,000	$12,366	$—	$12,366
									$3,943,484	$—	$3,943,484

At December 31, 2017, the following over-the-counter purchased interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Put on 10-year Interest Rate Swap	Barclays Bank PLC	1.100%	Pay	6-month JPY- LIBOR	06/29/22	JPY	1,385,780,000	$188,508	$139,873
Put on 10-year Interest Rate Swap	Deutsche Bank AG	2.950%	Pay	3-month USD- LIBOR	08/22/22	USD	17,330,000	791,756	582,591
Put on 20-year Interest Rate Swap	Deutsche Bank AG	2.500%	Pay	6-month EUR- EURIBOR	06/08/22	EUR	10,100,000	1,275,173	465,046
Put on 30-year Interest Rate Swap	Deutsche Bank AG	2.680%	Pay	3-month USD- LIBOR	01/12/21	USD	1,700,000	227,321	123,328
Put on 30-year Interest Rate Swap	Deutsche Bank AG	3.040%	Pay	3-month USD- LIBOR	06/17/19	USD	3,015,000	125,719	69,390
Put on 30-year Interest Rate Swap	Deutsche Bank AG	3.540%	Pay	3-month USD- LIBOR	06/17/19	USD	2,995,000	57,280	24,481
								$2,665,757	$1,404,709

At December 31, 2017, the following over-the-counter written inflation rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Reference Entity	Counterparty	Exercise Inflation Rate	Description	Expiration Date	Notional Amount		Premiums Received	Fair Value
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index (HICPx)	Deutsche Bank AG	2.500%	Maximum of HICPx for January 2022 divided by HICPx for January 2012 minus 2.500% or $0. Portfolio receives premium and payment at expiration.	04/26/22	EUR	3,140,000	$217,411	$(456)
							$217,411	$(456)

At December 31, 2017, the following over-the-counter written interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put on 10-Year Interest Rate Swap	Deutsche Bank AG	2.650%	Receive	3-month USD-LIBOR	08/22/18	USD 24,320,000	$309,759	$(227,449)
Put on 20-Year Interest Rate Swap	Deutsche Bank AG	4.500	Receive	6-month EUR-EURIBOR	06/08/22	EUR 10,100,000	475,560	(48,391)
							$785,319	$(275,840)

Currency Abbreviations

CAD — Canadian Dollar

EUR — EU Euro

GBP — British Pound

JPY — Japanese Yen

See Accompanying Notes to Financial Statements

37

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

MXN — Mexican Peso

NZD — New Zealand Dollar

SEK — Swedish Krona

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$1,404,709
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	135,716
Interest rate contracts	Net Assets — Unrealized appreciation**	692,753
Interest rate contracts	Net Assets — Unrealized appreciation***	900,274
Interest rate contracts	Unrealized appreciation on OTC swap agreements	4,586,883
Total Asset Derivatives		$7,720,335
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$404,795
Interest rate contracts	Net Assets — Unrealized depreciation**	757,099
Interest rate contracts	Net Assets — Unrealized depreciation***	930,137
Interest rate contracts	Unrealized depreciation on OTC swap agreements	643,399
Interest rate contracts	Written options, at fair value	276,296
Total Liability Derivatives		$3,011,726

*	Includes purchased options.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.
***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$(1,032,937)	$(1,091,507)	$(681,163)	$—	$ (8,752)	$ (2,814,359)
Interest rate contracts	(1,848,995)	—	—	2,166,335	768,994	1,086,334
Total	$(2,881,932)	$(1,091,507)	$(681,163)	$2,166,335	$ 760,242	$ (1,728,025)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$149,650	$(500,489)	$—	$—	$ 101,859	$ (248,980)
Interest rate contracts	(133,024)	—	1,078,155	(3,568,620)	(74,958)	(2,698,447)
Total	$16,626	$(500,489)	$1,078,155	$(3,568,620)	$ 26,901	$ (2,947,427)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

38

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:

	Bank of America N.A.	Barclays Bank PLC	Citibank N.A.	Deutsche Bank AG	HSBC Bank PLC	Morgan Stanley & Co. International PLC	Royal Bank of Scotland PLC	Westpac Banking Corp.	Totals
Assets:
Purchased options	$—	$139,873	$—	$1,300,836	$—	$—	$—	$—	$1,440,709
Forward foreign currency contracts	—	—	—	113,260	—	21,963	493	—	135,716
OTC Inflation-linked swaps	—	1,286,650	3,274,209	26,024	—	—	—	—	4,586,883
Total Assets	$—	$1,426,523	$3,274,209	$1,440,120	$—	$21,963	$493	$—	$6,163,308
Liabilities:
Forward foreign currency contracts	$253,893	$40,318	$—	$31,001	$56,661	$—	$—	$22,922	404,795
OTC Inflation-linked swaps	—	617,541	—	25,858	—	—	—	—	643,399
Written options	—	—	—	276,296	—	—	—	—	276,296
Total Liabilities	$253,893	$657,859	$—	$333,155	$56,661	$—	$—	$22,922	$1,324,490
Net OTC derivative instruments by counterparty, at fair value	$(253,893)	$768,664	$3,274,209	$1,106,965	$(56,661)	$21,963	$493	$(22,922)	4,838,818
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$(750,000)	$(3,130,000)	$(1,106,965)	$—	$—	$—	$—	$(4,986,965)
Net Exposure(1)(2)	$(253,893)	$18,664	$144,209	$—	$(56,661)	$21,963	$493	$(22,922)	$(148,147)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.
(2)	At December 31, 2017, the Portfolio had received $1,200,000 in cash collateral from Deutsche Bank AG. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $426,900,503.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$12,532,193
Gross Unrealized Depreciation	(4,575,756)
Net Unrealized Appreciation	$7,956,437

See Accompanying Notes to Financial Statements

39

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 30.3%
		Basic Materials: 1.0%
175,000	(1)	Glencore Finance Canada Ltd., 4.950%, 11/15/21	$186,893	0.1
150,000	(1)	Glencore Funding LLC, 4.125%, 05/30/23	155,363	0.1
199,000	(1)	Glencore Funding LLC, 4.625%, 04/29/24	210,545	0.1
825,000		Sherwin-Williams Co/The, 2.250%–3.450%, 05/15/20-06/01/27	832,089	0.4
375,000	(1)	WR Grace & Co-Conn, 5.125%, 10/01/21	395,156	0.2
100,000	(1)	Yamana Gold, Inc., 4.625%, 12/15/27	100,688	0.0
225,000		Other Securities	231,057	0.1
			2,111,791	1.0

		Communications: 5.5%
200,000	(1)	Altice Financing SA, 6.625%, 02/15/23	209,920	0.1
775,000		Amazon.com, Inc., 3.300%, 12/05/21	800,951	0.4
150,000	(1)	Amazon.com, Inc., 3.875%, 08/22/37	159,587	0.1
3,041,000		AT&T, Inc., 2.800%–5.150%, 02/17/21–03/15/42	3,074,478	1.4
275,000	(1)	Expedia, Inc., 3.800%, 02/15/28	266,204	0.1
350,000	(1)	Symantec Corp., 5.000%, 04/15/25	364,875	0.2
1,050,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,169,554	0.5
1,618,000		Verizon Communications, Inc., 2.450%–5.250%, 03/15/22–08/15/46	1,631,289	0.8
550,000	(1)	Wind Tre SpA, 5.000%, 01/20/26	525,800	0.2
3,423,000		Other Securities	3,625,478	1.7
			11,828,136	5.5

		Consumer, Cyclical: 1.8%
200,000	(1)	Alimentation Couche-Tard, Inc., 2.700%, 07/26/22	198,347	0.1
1,225,000		CVS Health Corp., 2.875%–5.125%, 07/20/22–07/20/45	1,243,891	0.6
775,000		Ford Motor Credit Co., LLC, 5.875%, 08/02/21	851,639	0.4
1,500,000	(2)	Other Securities	1,557,252	0.7
			3,851,129	1.8

		Consumer, Non-cyclical: 4.9%
1,075,000		Allergan Funding SCS, 2.350%–4.850%, 03/12/18–06/15/44	1,083,164	0.5
1,125,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	1,131,356	0.6

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
650,000		Anheuser-Busch InBev Finance, Inc., 3.650%–4.700%, 02/01/26–02/01/36	$685,471	0.3
1,425,000	(1)	BAT Capital Corp., 3.222%, 08/15/24	1,426,731	0.7
475,000	(1)	BAT Capital Corp., 3.557%, 08/15/27	476,437	0.2
475,000	(1)	Bayer US Finance LLC, 3.000%, 10/08/21	480,079	0.2
1,275,000		Becton Dickinson and Co., 2.894%–4.685%, 06/06/22–12/15/44	1,296,065	0.6
375,000	(1)	EMD Finance LLC, 2.950%, 03/19/22	376,924	0.2
50,000	(1)	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	51,562	0.0
775,000		Reynolds American, Inc., 4.450%, 06/12/25	827,427	0.4
200,000	(1)	Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24	214,500	0.1
2,390,000		Other Securities	2,408,485	1.1
			10,458,201	4.9

		Energy: 3.3%
450,000	(1)	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.337%, 12/15/27	449,673	0.2
525,000		Kinder Morgan, Inc./DE, 3.050%, 12/01/19	529,773	0.2
375,000		Kinder Morgan Energy Partners L.P., 3.500%–4.250%, 09/01/23–09/01/24	379,528	0.2
15,000	(1)	Petrobras Global Finance BV, 5.999%, 01/27/28	15,056	0.0
100,000	(1)	Petroleos Mexicanos, 6.500%, 03/13/27	109,425	0.1
6,886,000	(2),(3)	Other Securities	5,634,936	2.6
			7,118,391	3.3

		Financial: 11.2%
193,000	(1)	Bank of America Corp., 3.419%, 12/20/28	193,225	0.1
1,867,000		Bank of America Corp., 2.369%–6.110%, 07/21/21–01/29/37	1,919,472	0.9
200,000	(1)	BNP Paribas SA, 4.375%, 05/12/26	209,445	0.1
200,000	(1)	Credit Suisse AG, 6.500%, 08/08/23	224,275	0.1
250,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/28	260,871	0.1
1,300,000		JPMorgan Chase & Co., 2.950%–3.782%, 01/15/23–02/01/28	1,309,334	0.6

See Accompanying Notes to Financial Statements

40

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
1,700,000		Kreditanstalt fuer Wiederaufbau, 1.125%, 08/06/18	$1,694,488	0.8
4,270,000		Kreditanstalt fuer Wiederaufbau, 1.500%, 09/09/19	4,233,604	2.0
50,000	(1)	Macquarie Bank Ltd., 6.625%, 04/07/21	55,217	0.0
1,000,000		Morgan Stanley, 2.765%, (US0003M + 1.400%), 10/24/23	1,029,137	0.5
825,000		Morgan Stanley, 3.700%–4.000%, 10/23/24–07/23/25	853,419	0.4
300,000	(1)	Nationwide Building Society, 4.125%, 10/18/32	300,613	0.1
200,000	(1)	Northwestern Mutual Life Insurance Co/The, 3.850%, 09/30/47	203,087	0.1
250,000	(1)	Sumitomo Mitsui Financial Group, Inc., 4.436%, 04/02/24	263,588	0.1
100,000	(1)	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/44	114,556	0.1
225,000	(1)	UBS Group Funding Switzerland AG, 3.000%, 04/15/21	226,734	0.1
10,626,000		Other Securities	10,881,533	5.1
			23,972,598	11.2

		Industrial: 0.8%
300,000	(1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.375%, 02/01/22	305,861	0.1
375,000	(1)	Sealed Air Corp., 5.250%, 04/01/23	401,250	0.2
1,050,000		Other Securities	1,052,400	0.5
			1,759,511	0.8

		Technology: 1.3%
300,000	(1)	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.650%, 01/15/23	289,498	0.1
475,000	(1)	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.000%, 01/15/22	471,366	0.2
150,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	162,260	0.1
800,000		Oracle Corp., 2.500%–3.250%, 05/15/22–11/15/27	807,985	0.4
1,137,000		Other Securities	1,165,795	0.5
			2,896,904	1.3

CORPORATE BONDS/NOTES: (continued)
		Utilities: 0.5%
1,075,000		Other Securities	$1,067,074	0.5
		Total Corporate Bonds/Notes (Cost $64,725,596)	65,063,735	30.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.9%
EUR 390,641	(1),(4)	Magnolia Finance XI DAC, 2.750%, (EUR003M + 2.750%), 04/20/20	465,194	0.2
603,082	(5)	Fannie Mae 2013-130 SN, 5.098%, (-1.000* US0001M + 6.650%), 10/25/42	103,584	0.1
335,246	(5)	Fannie Mae REMIC Trust 2011-124 SC, 4.998%, (-1.000*US0001M + 6.550%), 12/25/41	56,433	0.0
315,323	(5)	Fannie Mae REMIC Trust 2013-131 SA, 4.548%, (-1.000*US0001M + 6.100%), 12/25/43	47,002	0.0
253,773	(5)	Fannie Mae REMIC Trust 2013-96 SW, 4.548%, (-1.000*US0001M + 6.100%), 09/25/43	38,596	0.0
578,358	(5)	Fannie Mae REMIC Trust 2013-96 SY, 4.598%, (-1.000*US0001M + 6.150%), 07/25/42	90,710	0.1
382,613	(5)	Fannie Mae REMIC Trust 2014-87 MS, 4.698%, (-1.000*US0001M + 6.250%), 01/25/45	58,955	0.0
531,653	(5)	Fannie Mae REMIC Trust 2015-79 SA, 4.698%, (-1.000*US0001M + 6.250%), 11/25/45	84,227	0.0
294,115	(5)	Fannie Mae REMIC Trust 2015-82 MS, 4.148%, (-1.000*US0001M + 5.700%), 11/25/45	40,004	0.0
725,411	(5)	Fannie Mae Series 2016-3 IP, 4.000%, 02/25/46	146,814	0.1
929,429	(5)	Freddie Mac 4583 ST, 4.523%, (-1.000* US0001M + 6.000%), 05/15/46	167,975	0.1
2,202,058	(5)	Freddie Mac 4596 CS, 4.623%, (-1.000* US0001M + 6.100%), 06/15/46	332,998	0.2
536,673	(5)	Freddie Mac REMIC Trust 4320 SD, 4.623%, (-1.000*US0001M + 6.100%), 07/15/39	79,985	0.0
422,235	(5)	Freddie Mac REMIC Trust 4326 GS, 4.573%, (-1.000*US0001M + 6.050%), 04/15/44	68,634	0.0
350,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA2 M3, 6.202%, (US0001M + 4.650%), 10/25/28	402,299	0.2

See Accompanying Notes to Financial Statements

41

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
656,038	(5)	Ginnie Mae 2015-111 IM, 4.000%, 08/20/45	$105,001	0.1
555,079	(5)	Ginnie Mae 2015-119 SN, 4.749%, (-1.000* US0001M + 6.250%), 08/20/45	90,018	0.1
507,971	(5)	Ginnie Mae 2016-138 GI, 4.000%, 10/20/46	84,160	0.0
381,972	(5)	Ginnie Mae Series 2010-20 SE, 4.749%, (-1.000*US0001M + 6.250%), 02/20/40	61,573	0.0
228,985	(5)	Ginnie Mae Series 2010-31 SA, 4.249%, (-1.000*US0001M + 5.750%), 03/20/40	32,683	0.0
150,150	(5)	Ginnie Mae Series 2012-149 MS, 4.749%, (-1.000*US0001M + 6.250%), 12/20/42	24,287	0.0
84,662	(5)	Ginnie Mae Series 2013-134 DS, 4.599%, (-1.000*US0001M + 6.100%), 09/20/43	13,225	0.0
246,586	(5)	Ginnie Mae Series 2013-152 SG, 4.649%, (-1.000*US0001M + 6.150%), 06/20/43	38,702	0.0
556,275	(5)	Ginnie Mae Series 2013-181 SA, 4.599%, (-1.000*US0001M + 6.100%), 11/20/43	87,920	0.1
825,223	(5)	Ginnie Mae Series 2014-132 SL, 4.599%, (-1.000*US0001M + 6.100%), 10/20/43	112,494	0.1
403,996	(5)	Ginnie Mae Series 2014-133 BS, 4.099%, (-1.000*US0001M + 5.600%), 09/20/44	54,450	0.0
95,597	(5)	Ginnie Mae Series 2014-41 SA, 4.599%, (-1.000*US0001M + 6.100%), 03/20/44	15,233	0.0
872,734	(5)	Ginnie Mae Series 2015-110 MS, 4.209%, (-1.000*US0001M + 5.710%), 08/20/45	119,656	0.1
255,372	(5)	Ginnie Mae Series 2015-126 HS, 4.699%, (-1.000*US0001M + 6.200%), 09/20/45	39,715	0.0
261,193	(5)	Ginnie Mae Series 2015-159 HS, 4.699%, (-1.000*US0001M + 6.200%), 11/20/45	40,889	0.0
604,487	(5)	Ginnie Mae Series 2016-4 SM, 4.149%, (-1.000*US0001M + 5.650%), 01/20/46	83,235	0.0
250,000	(1)	Mortgage Repurchase Agreement Financing Trust Series 2017-1 A1, 2.282%, (US0001M + 0.850%), 07/10/19	250,030	0.1

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,550,000	(1)	Mortgage Repurchase Agreement Financing Trust Series 2017-2 A1, 1.779%, (US0001M + 0.550%), 08/12/19	$1,557,750	0.8
250,000	(1),(4)	Station Place Securitization Trust 2015-2 A, 2.522%, (US0001M + 1.050%), 05/15/18	250,000	0.1
695,169		WaMu Mortgage Pass-Through Certificates Series 2006-AR9 1A, 2.063%, (12MTA + 1.000%), 08/25/46	653,614	0.3
273,992		Other Securities	248,490	0.1
		Total Collateralized Mortgage Obligations (Cost $6,051,375)	6,146,535	2.9

MUNICIPAL BONDS: 1.0%
		California: 0.5%
750,000		Other Securities	1,088,757	0.5

		Illinois: 0.3%
640,000		Other Securities	664,817	0.3

		Minnesota: 0.1%
213,731		Northstar Education Finance, Inc., 1.414%, (US0003M + 0.100%), 04/28/30	212,433	0.1

		Puerto Rico: 0.1%
2,255,000	(3)	Other Securities	301,206	0.1
		Total Municipal Bonds (Cost $3,081,625)	2,267,213	1.0

STRUCTURED PRODUCTS: 0.8%
EGP 5,000,000	(6)	Citigroup Global Markets—Fully-Funded Total Return Swap, Receive the total return of the Arab Republic of Egypt Treasury Bill, 02/08/18	277,197	0.1
EGP12,550,000	(1),(6)	Citigroup Global Markets, Arab Republic of Egypt Treasury Bill Credit-Linked Notes, 05/03/18	664,713	0.3
EGP 5,000,000	(1),(6)	Citigroup Global Markets, Arab Republic of Egypt Treasury Bill Credit-Linked Notes, 05/10/18	264,038	0.2
EGP 5,000,000	(1),(6)	Citigroup Global Markets, Arab Republic of Egypt Treasury Bill Credit-Linked Notes, 11/01/18	245,188	0.1
EGP 5,000,000		Other Securities	273,737	0.1
		Total Structured Products (Cost $1,720,625)	1,724,873	0.8

See Accompanying Notes to Financial Statements

42

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS(7): 25.5%
		Federal Home Loan Bank: 1.1%
900,000		2.625%, 09/12/25	$901,306	0.4
1,300,000		2.875%, 06/13/25	1,333,631	0.7
			2,234,937	1.1

		Federal Home Loan Mortgage Corporation: 1.1%(7)
1,329,653		3.500%, 04/01/43	1,372,546	0.6
977,101		3.500%–4.000%, 02/01/41–03/01/46	1,012,392	0.5
			2,384,938	1.1

		Federal National Mortgage Association: 13.6%(7)
1,400,000		1.875%, 09/24/26	1,320,882	0.6
1,000,000	(8)	3.000%, 01/18/47	1,000,078	0.4
1,000,000	(8)	3.500%, 06/25/42	1,026,797	0.5
2,000,000	(8)	4.000%, 08/25/40	2,091,634	1.0
2,000,000	(8)	4.500%, 01/25/39	2,128,125	1.0
15,999,400		4.500%, 01/01/48	17,036,236	7.9
4,418,587		3.500%–6.000%, 09/01/35–10/01/46	4,659,081	2.2
			29,262,833	13.6

		Government National Mortgage Association: 9.7%
2,000,000	(8)	4.000%, 09/20/40	2,085,000	0.9
2,856,705		4.000%, 10/20/43	3,010,960	1.4
1,343,397		4.000%, 09/20/45	1,408,514	0.6
2,196,009		4.000%, 10/20/45	2,302,455	1.1
964,403		4.000%, 02/20/46	1,012,258	0.5
4,128,707		4.000%, 03/20/46	4,341,451	2.0
2,000,001		4.000%, 05/20/47	2,087,222	1.0
2,870,553		4.000%, 06/20/47	2,996,616	1.4
1,586,210		4.000%, 07/20/45– 11/20/45	1,662,670	0.8
			20,907,146	9.7
		Total U.S. Government Agency Obligations (Cost $55,055,131)	54,789,854	25.5

U.S. TREASURY OBLIGATIONS: 14.4%
		Treasury Inflation Indexed Protected Securities: 0.8%
1,509,993		0.375%–2.500%, 01/15/26–02/15/47	1,617,068	0.8

		U.S. Treasury Bonds: 2.9%
3,790,000		2.875%, 11/15/46	3,884,363	1.8
2,160,000		3.000%, 11/15/45	2,266,452	1.1
			6,150,815	2.9

		U.S. Treasury Notes: 10.0%
3,110,000		2.125%, 11/30/24	3,068,859	1.4
5,390,000		2.000%, 11/15/26	5,215,597	2.4
11,830,000		2.125%, 07/31/24	11,688,642	5.4
1,600,000		2.250%, 12/31/24	1,591,172	0.8
			21,564,270	10.0

		U.S. Treasury STRIP: 0.7%
1,930,000	(5)	—%, 02/15/36	1,187,058	0.5
700,000	(5),(9)	—%, 08/15/36	424,268	0.2
			1,611,326	0.7
		Total U.S. Treasury Obligations (Cost $31,020,906)	30,943,479	14.4

ASSET-BACKED SECURITIES: 18.1%
		Other Asset-Backed Securities: 9.7%
250,000	(1)	B&M CLO 2014-1A A2, 3.309%, (US0003M + 1.950%), 04/16/26	$250,369	0.1
1,050,000	(1)	BlueMountain CLO 2014-2A AR, 2.293%, (US0003M + 0.930%), 07/20/26	1,052,873	0.5
1,000,000	(1)	Catamaran CLO 2013-1A AR Ltd., 2.363%, (US0003M + 0.850%), 01/27/28	1,000,000	0.5
1,300,000	(1)	Crown Point CLO III Ltd. 2015-3A A1AR, 2.269%, (US0003M + 0.910%), 12/31/27	1,300,225	0.6
1,050,000	(1)	Cutwater 2014-1A A1AR, 2.609%, (US0003M + 1.250%), 07/15/26	1,052,350	0.5
650,000	(1)	Greywolf CLO V Ltd. 2015-1A A1, 2.967%, (US0003M + 1.600%), 04/25/27	651,042	0.3
1,050,000	(1)	Halcyon Loan Advisors Funding 2015-2A A, 2.757%, (US0003M + 1.390%), 07/25/27	1,050,667	0.5
1,550,000	(1)	ICG US CLO 2014-1A A1R Ltd., 2.588%, (US0003M + 1.220%), 01/20/30	1,550,584	0.7
1,050,000	(1)	Neuberger Berman CLO XIX Ltd. 2015-19A A1R, 2.409%, (US0003M + 1.050%), 07/15/27	1,053,841	0.5
1,050,000	(1)	OCP CLO 2015-9A A1R Ltd., 2.159%, (US0003M + 0.800%), 07/15/27	1,050,494	0.5
983,746	(1)	OFSI Fund VI Ltd. 2014-6A A1, 2.389%, (US0003M + 1.030%), 03/20/25	983,358	0.5
2,000,000	(1)	OFSI Fund VII Ltd. 2014-7A AR, 2.254%, (US0003M + 0.900%), 10/18/26	2,001,756	0.9
2,150,000	(1)	Saranac CLO Ltd 2014-2A A1AR, 2.666%, (US0003M + 1.230%), 11/20/29	2,150,974	1.0
1,000,000		Soundview Home Loan Trust 2005-2 M6, 2.632%, (US0001M + 1.080%), 07/25/35	998,425	0.5
800,000	(1)	Trinitas CLO II Ltd. 2014-2A A1R, 2.539%, (US0003M + 1.180%), 07/15/26	801,571	0.4
1,000,000	(1)	Trinitas CLO Ltd. 2015-3A A2, 2.869%, (US0003M + 1.510%), 07/15/27	1,000,975	0.4

See Accompanying Notes to Financial Statements

43

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
440,082		Wells Fargo Home Equity Asset-Backed Securities 2007-2 Trust A3, 1.782%, (US0001M + 0.230%), 04/25/37	$419,925	0.2
1,500,000	(1)	York CLO 1 Ltd. 2014-1A AR, 2.513%, (US0003M + 1.150%), 01/22/27	1,505,727	0.7
916,981	(1)	Z Capital Credit Partners CLO Ltd. 2015-1A A1, 2.689%, (US0003M + 1.330%), 07/16/27	917,439	0.4
			20,792,595	9.7

		Student Loan Asset-Backed Securities: 8.4%
1,150,000	(1)	Academic Loan Funding Trust 2012-1A A2, 2.428%, (US0001M + 1.100%), 12/27/44	1,150,530	0.5
199,274	(1)	Bank of America Student Loan Trust 2010-1A A, 2.167%, (US0003M + 0.800%), 02/25/43	200,347	0.1
788,529	(1)	ECMC Group Student Loan Trust 2016-1, 2.902%, (US0001M + 1.350%), 07/26/66	802,790	0.4
564,409	(1)	Edsouth Indenture No 9 LLC 2015-1 A, 2.352%, (US0001M + 0.800%), 10/25/56	566,451	0.3
1,100,000	(1)	EFS Volunteer No 2 LLC 2012-1 A2, 2.902%, (US0001M + 1.350%), 03/25/36	1,131,306	0.5
650,000	(1)	EFS Volunteer No 3 LLC 2012-1 A3, 2.552%, (US0001M + 1.000%), 04/25/33	650,909	0.3
600,000		Montana Higher Education Student Assistance Corp. 2012-1 A3, 2.333%, (US0001M + 1.050%), 07/20/43	610,132	0.3
1,674,230	(1)	Navient Student Loan Trust 2016-5A A, 2.802%, (US0001M + 1.250%), 06/25/65	1,712,214	0.8
839,437	(1)	Navient Student Loan Trust 2016-7 A, 2.702%, (US0001M + 1.150%), 03/25/66	860,054	0.4
1,050,000	(1)	Nelnet Student Loan Trust 2006-1 A6, 1.904%, (US0003M + 0.450%), 08/23/36	1,027,731	0.5
1,100,000	(1)	Nelnet Student Loan Trust 2006-2 A7, 1.947%, (US0003M + 0.580%), 01/25/37	1,082,636	0.5

ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities: (continued)
860,544	(1)	Pennsylvania Higher Education Association Student Loan Trust 2016-1, 2.702%, (US0001M + 1.150%), 09/25/65	$875,826	0.4
282,166	(1)	Scholar Funding Trust 2010-A A, 2.128%, (US0003M + 0.750%), 10/28/41	280,359	0.1
616,046	(1)	SLM Student Loan Trust 2003-1 A5A, 1.699%, (US0003M + 0.110%), 12/15/32	596,096	0.3
810,686	(1)	SLM Student Loan Trust 2003-7A A5A, 2.789%, (US0003M + 1.200%), 12/15/33	822,342	0.4
550,000	(1)	SLM Student Loan Trust 2004-8A A6, 1.997%, (US0003M + 0.630%), 01/25/40	550,997	0.2
626,827		SLM Student Loan Trust 2005-4 A3, 1.487%, (US0003M + 0.120%), 01/25/27	624,220	0.3
250,000		SLM Student Loan Trust 2005-5 A5, 2.117%, (US0003M + 0.750%), 10/25/40	249,000	0.1
347,993		SLM Student Loan Trust 2007-1 A5, 1.457%, (US0003M + 0.090%), 01/26/26	348,173	0.1
750,000		SLM Student Loan Trust 2007-2 A4, 1.427%, (US0003M + 0.060%), 07/25/22	729,578	0.3
428,452		SLM Student Loan Trust 2007-7 A4, 1.697%, (US0003M + 0.330%), 01/25/22	423,369	0.2
155,281		SLM Student Loan Trust 2008-2 A3, 2.117%, (US0003M + 0.750%), 04/25/23	155,293	0.1
432,605		SLM Student Loan Trust 2008-4 A4, 3.017%, (US0003M + 1.650%), 07/25/22	443,844	0.2
1,174,302		SLM Student Loan Trust 2008-5 A4, 3.067%, (US0003M + 1.700%), 07/25/23	1,212,273	0.6
600,000		SLM Student Loan Trust 2008-6 A4, 2.467%, (US0003M + 1.100%), 07/25/23	608,489	0.3

See Accompanying Notes to Financial Statements

44

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities: (continued)
350,000		SLM Student Loan Trust 2008-8 A4, 2.867%, (US0003M + 1.500%), 04/25/23	$359,398	0.2
			18,074,357	8.4
		Total Asset-Backed Securities (Cost $38,350,493)	38,866,952	18.1

FOREIGN GOVERNMENT BONDS: 3.5%
40,000	(10)	Argentina Government International Bond, 2.500%, 12/31/38	29,506	0.0
420,000	(1),(11)	Argentine Republic Government International Bond, 7.125%, 06/28/2117	433,860	0.2
EUR 360,000		Argentine Republic Government International Bond, 2.260%–5.250%, 01/15/23–12/31/38	442,617	0.2
160,000	(1)	Dominican Republic International Bond, 5.500%, 01/27/25	169,800	0.1
240,000	(1)	Indonesia Government International Bond, 3.850%, 07/18/27	246,611	0.1
EUR 100,000	(1)	Indonesia Government International Bond, 2.150%, 07/18/24	126,020	0.1
200,000	(1)	Indonesia Government International Bond, 3.700%, 01/08/22	205,753	0.1
260,000	(1)	Indonesia Government International Bond, 4.350%, 01/08/27	275,503	0.1
600,000		Indonesia Government International Bond, 4.125%–5.375%, 10/17/23–01/15/25	654,560	0.3
1,375,000		Israel Government AID Bond, 5.500%, 09/18/23	1,600,952	0.7
1,039,000		Israel Government AID Bond, 5.500%, 12/04/23	1,215,876	0.6
16,409,500	(3)	Other Securities	2,213,345	1.0
		Total Foreign Government Bonds (Cost $7,432,523)	7,614,403	3.5

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: 0.1%
		Financials: 0.1%
9,690	(12)	Other Securities	213,785	0.1
		Total Preferred Stock (Cost $215,552)	213,785	0.1
		Total Long-Term Investments (Cost $207,653,826)	207,630,829	96.6

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 7.0%
	Securities Lending Collateral(13): 0.4%
816,854	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $816,980, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $833,191, due 01/31/18–06/20/63) (Cost $816,854)	$816,854	0.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 6.6%
14,194,216	(14)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $14,194,216)	14,194,216	6.6
		Total Short-Term Investments (Cost $15,011,070)	15,011,070	7.0
		Total Investments in Securities (Cost $222,664,896)	$222,641,899	103.6
		Liabilities in Excess of Other Assets	(7,690,122)	(3.6)
		Net Assets	$214,951,777	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	The grouping contains securities on loan.
(3)	The grouping contains securities in default.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(6)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2017.
(7)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(8)	Settlement is on a when-issued or delayed-delivery basis.
(9)	Separate Trading of Registered Interest and Principal of Securities

See Accompanying Notes to Financial Statements

45

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

(10)	Defaulted security
(11)	Security, or a portion of the security, is on loan.
(12)	The grouping contains non-income producing securities.
(13)	Represents securities purchased with cash collateral received for securities on loan.
(14)	Rate shown is the 7-day yield as of December 31, 2017.

BRL	Brazilian Real
EGP	Egyptian Pound
EUR	EU Euro
MXN	Mexican Peso
ZAR	South African Rand

Reference Rate Abbreviations:

12MTA	12-month Treasury Average
EUR003M	3-month EURIBOR
US0001M	1-month LIBOR
US0003M	3-month LIBOR

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Preferred Stock	$—	$213,785	$—	$213,785
Corporate Bonds/Notes	—	65,063,735	—	65,063,735
Collateralized Mortgage Obligations	—	5,431,341	715,194	6,146,535
Municipal Bonds	—	2,267,213	—	2,267,213
Structured Products	—	1,724,873	—	1,724,873
U.S. Treasury Obligations	—	30,943,479	—	30,943,479
Asset-Backed Securities	—	38,866,952	—	38,866,952
Foreign Government Bonds	—	7,614,403	—	7,614,403
U.S. Government Agency Obligations	—	54,789,854	—	54,789,854
Short-Term Investments	14,194,216	816,854	—	15,011,070
Total Investments, at fair value	$14,194,216	$207,732,489	$715,194	$222,641,899
Other Financial Instruments+
Centrally Cleared Swaps	—	327,191	—	327,191
Forward Foreign Currency Contracts	—	1,771,386	—	1,771,386
Futures	86,988	—	—	86,988
Total Assets	$14,281,204	$209,831,066	$715,194	$224,827,464
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(840,980)	$—	$(840,980)
Forward Foreign Currency Contracts	—	(1,296,378)	—	(1,296,378)
Futures	(49,446)	—	—	(49,446)
OTC Swaps	—	(172,475)	—	(172,475)
Sales Commitments	—	(2,054,011)	—	(2,054,011)
Total Liabilities	$(49,446)	$(4,363,844)	$—	$(4,413,290)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2017, the following forward foreign currency contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 64,803	ARS 1,198,855	Bank of America N.A.	01/02/18	$435
CNY 858,051	USD 129,791	Bank of America N.A.	01/12/18	1,879
CLP 124,464,782	USD 190,000	Bank of America N.A.	01/16/18	12,250
USD 130,049	TWD 3,894,320	Bank of America N.A.	01/23/18	(1,493)
ARS 1,297,745	USD 70,722	Bank of America N.A.	01/29/18	(2,136)
USD 369,749	BRL 1,222,776	Bank of America N.A.	02/02/18	2,519
BRL 646,739	USD 194,650	Bank of America N.A.	02/02/18	(418)
BRL 878,610	USD 267,008	Bank of America N.A.	02/02/18	(3,139)

See Accompanying Notes to Financial Statements

46

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL 645,495	USD 192,147	Bank of America N.A.	02/02/18	$1,711
CNY 1,443,660	USD 220,997	Bank of America N.A.	02/05/18	155
ARS 1,198,855	USD 62,440	Bank of America N.A.	03/15/18	(516)
USD 189,910	NZD 267,021	Bank of America N.A.	03/21/18	857
NZD 277,000	USD 189,199	Bank of America N.A.	03/21/18	6,920
USD 92,146	GBP 68,051	Bank of America N.A.	03/21/18	27
CAD 127,393	USD 99,391	Bank of America N.A.	03/21/18	2,060
EUR 331,049	USD 392,865	Bank of America N.A.	03/21/18	6,224
EUR 159,062	USD 189,752	Bank of America N.A.	03/21/18	2,002
PLN 185,097	EUR 43,685	Bank of America N.A.	03/21/18	526
USD 379,477	AUD 487,082	Bank of America N.A.	03/21/18	(517)
NOK 1,666,310	EUR 168,134	Bank of America N.A.	03/21/18	700
USD 1,187,047	EUR 999,581	Bank of America N.A.	03/21/18	(17,977)
CHF 186,629	EUR 159,672	Bank of America N.A.	03/21/18	120
MXN 2,238,686	USD 112,967	Bank of America N.A.	03/21/18	(701)
CZK 8,169,600	EUR 320,000	Bank of America N.A.	03/21/18	(617)
USD 188,965	MXN 3,703,279	Bank of America N.A.	03/21/18	3,252
HUF 51,415,440	EUR 164,045	Bank of America N.A.	03/21/18	1,549
NOK 1,449,149	EUR 145,769	Bank of America N.A.	03/21/18	1,154
USD 189,000	MXN 3,692,134	Bank of America N.A.	03/21/18	3,845
SEK 27,043,082	EUR 2,730,328	Bank of America N.A.	03/21/18	20,986
MXN 1,404,751	USD 70,969	Bank of America N.A.	03/21/18	(522)
USD 98,074	EUR 82,291	Bank of America N.A.	03/21/18	(1,130)
GBP 67,722	USD 91,055	Bank of America N.A.	03/21/18	618
NOK 716,446	EUR 72,378	Bank of America N.A.	03/21/18	196
EUR 161,000	GBP 142,370	Bank of America N.A.	03/21/18	1,368
CHF 200,743	EUR 171,893	Bank of America N.A.	03/21/18	(47)
USD 378,929	MXN 7,531,777	Bank of America N.A.	03/21/18	1,222
USD 207,915	AUD 266,207	Bank of America N.A.	03/21/18	236
SGD 174,634	USD 129,791	Bank of America N.A.	03/21/18	939
USD 879,235	CAD 1,111,889	Bank of America N.A.	03/21/18	(6,232)
HUF 50,596,021	EUR 161,000	Bank of America N.A.	03/21/18	2,043
USD 76,668	CAD 96,838	Bank of America N.A.	03/21/18	(450)
CHF 374,334	EUR 321,000	Bank of America N.A.	03/21/18	(647)
CAD 99,350	USD 77,606	Bank of America N.A.	03/21/18	1,512
MXN 3,675,950	USD 189,967	Bank of America N.A.	03/21/18	(5,623)
USD 188,000	CNH 1,250,636	Bank of America N.A.	03/21/18	(3,172)
EUR 161,000	GBP 140,559	Bank of America N.A.	03/21/18	3,819
CAD 249,417	USD 196,869	Bank of America N.A.	03/21/18	1,757
CHF 189,184	EUR 162,000	Bank of America N.A.	03/21/18	(51)
EUR 161,000	GBP 140,708	Bank of America N.A.	03/21/18	3,617
EUR 162,000	NZD 279,985	Bank of America N.A.	03/21/18	(2,937)
MXN 3,649,382	USD 190,000	Bank of America N.A.	03/21/18	(6,989)
GBP 143,490	EUR 163,520	Bank of America N.A.	03/21/18	(2,890)
CAD 243,779	USD 190,000	Bank of America N.A.	03/21/18	4,137
EUR 162,883	GBP 143,965	Bank of America N.A.	03/21/18	1,479
NOK 1,587,869	EUR 162,000	Bank of America N.A.	03/21/18	(1,481)
CAD 244,353	USD 190,000	Bank of America N.A.	03/21/18	4,593
USD 113,931	AUD 151,000	Bank of America N.A.	03/21/18	(3,871)
CAD 243,696	USD 190,000	Bank of America N.A.	03/21/18	4,070
CZK 3,426,474	EUR 134,151	Bank of America N.A.	03/21/18	(183)
USD 70,280	MXN 1,365,591	Bank of America N.A.	03/21/18	1,798
CAD 244,193	USD 190,000	Bank of America N.A.	03/21/18	4,466
JPY 42,576,294	USD 378,000	Bank of America N.A.	03/22/18	1,413
ARS 1,996,400	USD 106,874	Bank of America N.A.	03/22/18	(4,113)
JPY 21,374,790	USD 191,000	Bank of America N.A.	03/22/18	(521)
USD 570,000	JPY 63,797,478	Bank of America N.A.	03/22/18	1,477
JPY 21,420,030	USD 190,000	Bank of America N.A.	03/22/18	882
USD 190,000	ZAR 2,629,019	Bank of America N.A.	03/22/18	(20,005)
USD 761,000	JPY 84,789,859	Bank of America N.A.	03/22/18	5,406
JPY 18,925,711	USD 169,406	Bank of America N.A.	03/22/18	(752)
USD 190,000	JPY 21,403,918	Bank of America N.A.	03/22/18	(738)
USD 189,057	ZAR 2,389,115	Bank of America N.A.	03/22/18	(1,784)

See Accompanying Notes to Financial Statements

47

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 21,301,561	USD 191,000	Bank of America N.A.	03/22/18	$(1,174)
USD 190,756	JPY 21,392,568	Bank of America N.A.	03/22/18	119
JPY 25,578,864	USD 228,000	Bank of America N.A.	03/22/18	(57)
USD 189,073	ZAR 2,377,552	Bank of America N.A.	03/22/18	(845)
JPY 21,376,214	EUR 159,000	Bank of America N.A.	03/22/18	(1,201)
JPY 21,345,816	USD 191,000	Bank of America N.A.	03/22/18	(780)
ARS 2,004,961	USD 106,083	Bank of America N.A.	03/27/18	(3,139)
USD 150,962	PHP 7,542,045	Barclays Bank PLC	01/03/18	(118)
CLP 127,656,926	USD 195,613	Barclays Bank PLC	01/05/18	11,824
INR 66,441,351	USD 1,030,210	Barclays Bank PLC	01/08/18	10,229
INR 12,354,262	USD 191,000	Barclays Bank PLC	01/08/18	2,462
IDR 5,239,185,281	USD 382,925	Barclays Bank PLC	01/12/18	3,381
USD 130,049	CNY 862,551	Barclays Bank PLC	01/12/18	(2,312)
CNY 5,312,812	USD 800,906	Barclays Bank PLC	01/12/18	14,360
IDR 3,990,620,579	USD 293,903	Barclays Bank PLC	01/12/18	341
CNY 756,479	USD 114,940	Barclays Bank PLC	01/12/18	1,144
USD 898,926	GBP 683,492	Barclays Bank PLC	01/19/18	(24,447)
GBP 730,000	USD 960,094	Barclays Bank PLC	01/19/18	26,110
USD 189,915	CLP 116,816,452	Barclays Bank PLC	01/22/18	93
INR 65,097,522	USD 990,845	Barclays Bank PLC	01/25/18	27,128
TWD 3,430,964	USD 114,940	Barclays Bank PLC	01/26/18	1,036
USD 408,203	BRL 1,319,556	Barclays Bank PLC	02/02/18	11,907
USD 480,582	TWD 14,246,841	Barclays Bank PLC	02/02/18	(1,752)
USD 125,517	BRL 418,346	Barclays Bank PLC	02/02/18	(123)
BRL 1,335,465	USD 398,311	Barclays Bank PLC	02/02/18	2,762
USD 188,580	PHP 9,761,850	Barclays Bank PLC	02/09/18	(6,790)
RUB 11,168,471	USD 188,998	Barclays Bank PLC	02/12/18	3,272
INR 5,607,422	USD 86,017	Barclays Bank PLC	02/15/18	1,492
USD 185,273	PHP 9,456,327	Barclays Bank PLC	02/22/18	(3,884)
PHP 7,542,045	USD 150,901	Barclays Bank PLC	02/22/18	(36)
USD 1,677,664	TWD 50,413,804	Barclays Bank PLC	02/22/18	(32,209)
GBP 141,000	USD 187,254	Barclays Bank PLC	03/21/18	3,614
USD 76,085	NZD 110,000	Barclays Bank PLC	03/21/18	(1,797)
USD 114,000	TRY 450,658	Barclays Bank PLC	03/21/18	(2,182)
CHF 373,644	EUR 319,000	Barclays Bank PLC	03/21/18	1,052
USD 156,096	TRY 615,664	Barclays Bank PLC	03/21/18	(2,626)
USD 191,177	AUD 245,062	Barclays Bank PLC	03/21/18	(6)
USD 387,765	CHF 379,808	Barclays Bank PLC	03/21/18	(4,213)
CAD 244,591	USD 191,000	Barclays Bank PLC	03/21/18	3,783
USD 130,049	SGD 175,707	Barclays Bank PLC	03/21/18	(1,484)
USD 152,998	TRY 611,910	Barclays Bank PLC	03/21/18	(4,756)
EUR 36,108	HUF 11,241,023	Barclays Bank PLC	03/21/18	(46)
EUR 213,097	HUF 66,385,577	Barclays Bank PLC	03/21/18	(447)
USD 152,000	TRY 601,218	Barclays Bank PLC	03/21/18	(2,998)
GBP 289,088	EUR 328,898	Barclays Bank PLC	03/21/18	(5,166)
JPY 42,596,051	USD 378,040	Barclays Bank PLC	03/22/18	1,549
USD 379,020	JPY 42,497,701	Barclays Bank PLC	03/22/18	307
ZAR 21,440,277	USD 1,541,003	Barclays Bank PLC	03/22/18	171,636
ZAR 2,626,745	USD 191,000	Barclays Bank PLC	03/22/18	18,823
ZAR 2,454,749	USD 190,000	Barclays Bank PLC	03/22/18	6,084
ZAR 2,472,489	USD 190,000	Barclays Bank PLC	03/22/18	7,501
ZAR 2,430,436	USD 190,000	Barclays Bank PLC	03/22/18	4,142
USD 568,000	HKD 4,405,522	Barclays Bank PLC	09/19/18	1,609
USD 379,000	HKD 2,939,885	Barclays Bank PLC	09/19/18	1,037
ARS 1,198,855	USD 67,541	Citibank N.A.	01/02/18	(3,173)
TWD 2,063,130	USD 69,001	Citibank N.A.	01/02/18	328
EUR 1,126,407	CZK 28,892,338	Citibank N.A.	01/03/18	(5,317)
PHP 4,264,680	USD 84,000	Citibank N.A.	01/05/18	1,425
CLP 49,210,000	USD 76,000	Citibank N.A.	01/05/18	3,964
ARS 4,386,255	USD 238,383	Citibank N.A.	01/08/18	(3,700)
PHP 3,853,200	USD 76,000	Citibank N.A.	01/08/18	1,178
INR 23,830,071	USD 359,580	Citibank N.A.	01/12/18	13,465
IDR 5,220,312,640	USD 381,658	Citibank N.A.	01/12/18	3,257

See Accompanying Notes to Financial Statements

48

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW 209,824,110	USD 192,217	Citibank N.A.	01/16/18	$4,101
KRW 207,290,000	USD 190,000	Citibank N.A.	01/16/18	3,947
KRW 1,303,868,151	USD 1,200,195	Citibank N.A.	01/16/18	19,745
USD 873,279	ZAR 12,649,978	Citibank N.A.	01/18/18	(146,423)
USD 272,498	CLP 168,894,081	Citibank N.A.	01/22/18	(1,948)
USD 188,940	CLP 116,575,715	Citibank N.A.	01/22/18	(491)
USD 704,666	TWD 21,097,691	Citibank N.A.	01/23/18	(7,969)
TWD 6,325,703	USD 209,856	Citibank N.A.	01/23/18	3,812
INR 11,978,960	USD 186,472	Citibank N.A.	01/25/18	851
INR 12,551,130	USD 195,416	Citibank N.A.	01/25/18	854
INR 8,345,588	USD 129,791	Citibank N.A.	01/25/18	714
KRW 123,213,458	USD 113,886	Citibank N.A.	01/26/18	1,531
PHP 19,026,182	USD 368,760	Citibank N.A.	01/26/18	12,190
ARS 1,214,514	USD 67,492	Citibank N.A.	01/29/18	(3,305)
ARS 217,239	USD 11,636	Citibank N.A.	01/31/18	(168)
ARS 1,654,244	USD 88,757	Citibank N.A.	01/31/18	(1,433)
ARS 1,648,898	USD 88,508	Citibank N.A.	02/01/18	(1,518)
IDR 5,141,893,000	USD 379,000	Citibank N.A.	02/02/18	395
KRW 235,584,130	USD 220,874	Citibank N.A.	02/05/18	(32)
USD 191,347	PHP 9,730,945	Citibank N.A.	02/09/18	(3,405)
ARS 4,878,517	USD 260,049	Citibank N.A.	02/09/18	(3,709)
USD 271,228	RUB 15,910,497	Citibank N.A.	02/12/18	(2,677)
RUB 6,769,344	USD 114,940	Citibank N.A.	02/12/18	1,597
RUB 12,764,761	USD 220,997	Citibank N.A.	02/12/18	(1,246)
RUB 7,655,227	USD 129,791	Citibank N.A.	02/12/18	1,996
INR 32,713,174	USD 507,063	Citibank N.A.	02/15/18	3,457
ARS 2,321,324	USD 123,738	Citibank N.A.	02/15/18	(2,134)
ARS 1,673,028	USD 89,779	Citibank N.A.	02/20/18	(2,358)
INR 46,778,235	USD 725,750	Citibank N.A.	02/26/18	3,433
ARS 3,492,713	USD 188,714	Citibank N.A.	02/27/18	(6,857)
ARS 10,001,000	USD 538,644	Citibank N.A.	02/27/18	(17,916)
ARS 1,276,610	USD 69,193	Citibank N.A.	02/27/18	(2,723)
USD 888,145	TWD 26,528,881	Citibank N.A.	03/08/18	(12,846)
USD 151,666	SEK 1,261,408	Citibank N.A.	03/21/18	(2,842)
USD 92,540	SEK 769,929	Citibank N.A.	03/21/18	(1,768)
USD 76,605	EUR 64,325	Citibank N.A.	03/21/18	(940)
CZK 28,892,338	EUR 1,126,407	Citibank N.A.	03/21/18	4,201
NOK 5,006,491	EUR 513,349	Citibank N.A.	03/21/18	(7,766)
SEK 1,544,893	USD 184,641	Citibank N.A.	03/21/18	4,591
TRY 1,278,070	USD 311,785	Citibank N.A.	03/21/18	17,709
USD 609,000	MXN 11,563,022	Citibank N.A.	03/21/18	29,132
USD 85,192	CHF 83,074	Citibank N.A.	03/21/18	(544)
CHF 185,887	EUR 159,000	Citibank N.A.	03/21/18	164
USD 191,378	EUR 159,925	Citibank N.A.	03/21/18	(1,417)
AUD 189,604	USD 143,338	Citibank N.A.	03/21/18	4,581
USD 191,104	EUR 159,925	Citibank N.A.	03/21/18	(1,690)
USD 68,754	TRY 271,441	Citibank N.A.	03/21/18	(1,226)
EUR 159,070	NOK 1,567,924	Citibank N.A.	03/21/18	383
EUR 163,258	GBP 143,986	Citibank N.A.	03/21/18	1,903
USD 189,383	NZD 266,973	Citibank N.A.	03/21/18	363
GBP 57,017	USD 76,568	Citibank N.A.	03/21/18	615
USD 69,097	TRY 278,483	Citibank N.A.	03/21/18	(2,697)
EUR 51,384	SEK 507,968	Citibank N.A.	03/21/18	(275)
CNH 2,429,391	USD 365,366	Citibank N.A.	03/21/18	5,990
USD 190,000	MXN 3,704,164	Citibank N.A.	03/21/18	4,242
USD 189,980	CAD 237,997	Citibank N.A.	03/21/18	448
SEK 4,802,060	EUR 484,000	Citibank N.A.	03/21/18	4,723
PLN 2,752,214	EUR 650,073	Citibank N.A.	03/21/18	7,198
JPY 44,876,000	USD 400,000	Citibank N.A.	03/22/18	(93)
USD 228,000	ZAR 3,168,288	Citibank N.A.	03/22/18	(25,081)
USD 152,000	ZAR 2,082,301	Citibank N.A.	03/22/18	(14,333)
JPY 2,095,349	USD 18,794	Citibank N.A.	03/22/18	(122)
JPY 22,220,859	EUR 166,170	Citibank N.A.	03/22/18	(2,318)

See Accompanying Notes to Financial Statements

49

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 19,677,186	USD 174,943	Citibank N.A.	03/22/18	$407
USD 150,000	ZAR 2,079,525	Citibank N.A.	03/22/18	(16,112)
USD 188,000	JPY 20,822,880	Citibank N.A.	03/22/18	2,440
USD 605,000	HKD 4,679,675	Citibank N.A.	03/27/18	5,034
USD 735,163	HKD 5,685,787	Citibank N.A.	03/27/18	6,206
BRL 557,000	USD 169,747	Credit Suisse International	01/03/18	(1,850)
USD 646,305	AUD 856,545	Credit Suisse International	01/16/18	(22,022)
AUD 937,916	USD 707,704	Credit Suisse International	01/16/18	24,114
USD 380,171	CLP 236,249,428	Credit Suisse International	01/22/18	(3,725)
USD 380,441	NZD 552,000	Credit Suisse International	03/21/18	(10,381)
USD 781,774	AUD 1,024,420	Credit Suisse International	03/21/18	(17,422)
EUR 161,000	GBP 141,448	Credit Suisse International	03/21/18	2,616
EUR 161,000	USD 192,207	Credit Suisse International	03/21/18	1,884
NOK 1,274,319	EUR 130,219	Credit Suisse International	03/21/18	(1,439)
USD 380,318	AUD 504,000	Credit Suisse International	03/21/18	(12,874)
USD 191,359	AUD 250,000	Credit Suisse International	03/21/18	(3,677)
NOK 1,523,877	EUR 155,564	Credit Suisse International	03/21/18	(1,533)
AUD 494,000	NZD 542,427	Credit Suisse International	03/21/18	1,347
AUD 1,898,699	USD 1,442,157	Credit Suisse International	03/21/18	39,103
GBP 156,847	EUR 176,639	Credit Suisse International	03/21/18	(625)
USD 122,202	AUD 158,517	Credit Suisse International	03/21/18	(1,464)
AUD 101,289	USD 76,605	Credit Suisse International	03/21/18	2,415
NOK 3,189,651	EUR 322,000	Credit Suisse International	03/21/18	1,148
USD 190,000	CAD 243,988	Credit Suisse International	03/21/18	(4,303)
USD 135,794	GBP 100,949	Credit Suisse International	03/21/18	(858)
USD 105,723	EUR 88,282	Credit Suisse International	03/21/18	(704)
EUR 160,000	GBP 141,593	Credit Suisse International	03/21/18	1,215
USD 91,689	NZD 130,987	Credit Suisse International	03/21/18	(1,051)
EUR 159,000	GBP 140,709	Credit Suisse International	03/21/18	1,205
NZD 6,969,141	USD 4,800,344	Credit Suisse International	03/21/18	133,889
NZD 549,000	USD 382,551	Credit Suisse International	03/21/18	6,147
USD 76,540	AUD 99,773	Credit Suisse International	03/21/18	(1,298)
EUR 169,300	CHF 197,204	Credit Suisse International	03/21/18	574
USD 107,109	CAD 135,868	Credit Suisse International	03/21/18	(1,092)
CAD 222,784	USD 173,736	Credit Suisse International	03/21/18	3,680
NZD 274,000	USD 191,185	Credit Suisse International	03/21/18	2,810
GBP 37,987	EUR 42,847	Credit Suisse International	03/21/18	(232)
USD 190,000	JPY 21,301,660	Credit Suisse International	03/22/18	173
JPY 21,459,805	USD 191,000	Credit Suisse International	03/22/18	236
USD 191,000	JPY 21,362,968	Credit Suisse International	03/22/18	627
JPY 21,394,101	USD 191,000	Credit Suisse International	03/22/18	(349)
JPY 20,915,438	USD 186,302	Credit Suisse International	03/22/18	83
USD 190,000	JPY 21,474,940	Credit Suisse International	03/22/18	(1,371)
USD 3,720,940	JPY 420,075,524	Credit Suisse International	03/22/18	(22,507)
USD 113,754	TWD 3,408,080	Deutsche Bank AG	01/02/18	(770)
TWD 1,344,950	USD 44,922	Deutsche Bank AG	01/02/18	274
USD 796,147	CLP 489,550,564	Deutsche Bank AG	01/05/18	647
USD 217,489	INR 14,029,108	Deutsche Bank AG	01/08/18	(2,200)
INR 14,343,376	USD 221,879	Deutsche Bank AG	01/08/18	2,731
IDR 14,140,472,953	USD 1,039,473	Deutsche Bank AG	01/11/18	3,118
USD 137,819	CNY 914,156	Deutsche Bank AG	01/12/18	(2,460)
AUD 856,974	USD 655,971	Deutsche Bank AG	01/16/18	12,691
PEN 2,463,648	USD 760,338	Deutsche Bank AG	01/16/18	(1,031)
USD 775,741	KRW 847,031,186	Deutsche Bank AG	01/16/18	(16,769)
USD 676,658	AUD 884,000	Deutsche Bank AG	01/16/18	(13,091)
USD 129,872	KRW 141,807,655	Deutsche Bank AG	01/16/18	(2,807)
IDR 3,391,380,000	USD 250,286	Deutsche Bank AG	01/16/18	(189)
CLP 118,943,506	USD 182,726	Deutsche Bank AG	01/16/18	10,553
IDR 1,036,108,000	USD 76,000	Deutsche Bank AG	01/16/18	408
IDR 1,791,638,368	USD 131,690	Deutsche Bank AG	01/19/18	451
THB 6,274,275	USD 190,000	Deutsche Bank AG	01/19/18	2,618
USD 72,764	PEN 239,230	Deutsche Bank AG	01/19/18	(958)
CLP 489,550,564	USD 796,328	Deutsche Bank AG	01/22/18	(828)

See Accompanying Notes to Financial Statements

50

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 190,005	KRW 205,889,992	Deutsche Bank AG	01/22/18	$(2,767)
KRW 140,628,993	USD 129,791	Deutsche Bank AG	01/22/18	1,878
USD 189,966	CLP 116,734,211	Deutsche Bank AG	01/22/18	278
USD 1,008,448	TWD 30,313,956	Deutsche Bank AG	01/23/18	(15,492)
USD 190,000	TWD 5,724,700	Deutsche Bank AG	01/23/18	(3,368)
USD 378,254	PHP 19,026,182	Deutsche Bank AG	01/26/18	(2,696)
ARS 3,537,288	USD 188,958	Deutsche Bank AG	01/31/18	(2,232)
BRL 1,166,452	USD 359,328	Deutsche Bank AG	02/02/18	(9,014)
INR 14,155,934	USD 220,997	Deutsche Bank AG	02/02/18	219
BRL 622,915	USD 190,000	Deutsche Bank AG	02/02/18	(2,923)
USD 379,000	KRW 405,408,910	Deutsche Bank AG	02/02/18	(1,028)
ARS 3,602,340	USD 189,000	Deutsche Bank AG	02/02/18	952
USD 191,000	BRL 636,412	Deutsche Bank AG	02/02/18	(130)
USD 189,951	CLP 116,784,485	Deutsche Bank AG	02/05/18	191
INR 12,329,100	USD 186,381	Deutsche Bank AG	02/15/18	6,026
IDR 11,941,357,759	USD 871,123	Deutsche Bank AG	02/20/18	8,919
IDR 4,960,340,379	USD 363,382	Deutsche Bank AG	02/20/18	2,181
USD 89,383	PHP 4,520,110	Deutsche Bank AG	02/22/18	(1,033)
INR 13,971,821	USD 217,038	Deutsche Bank AG	02/26/18	756
ARS 2,153,882	USD 115,058	Deutsche Bank AG	02/27/18	(2,910)
USD 189,820	TWD 5,667,260	Deutsche Bank AG	03/08/18	(2,655)
USD 77,889	AUD 101,907	Deutsche Bank AG	03/21/18	(1,613)
CHF 188,198	EUR 161,000	Deutsche Bank AG	03/21/18	137
EUR 159,972	HUF 49,823,279	Deutsche Bank AG	03/21/18	(287)
SGD 154,457	USD 114,940	Deutsche Bank AG	03/21/18	685
PLN 7,046,500	EUR 1,665,131	Deutsche Bank AG	03/21/18	17,528
USD 189,945	TRY 749,575	Deutsche Bank AG	03/21/18	(3,300)
USD 75,989	TRY 298,828	Deutsche Bank AG	03/21/18	(1,050)
NZD 282,708	USD 197,713	Deutsche Bank AG	03/21/18	2,447
CHF 214,712	EUR 183,159	Deutsche Bank AG	03/21/18	788
SGD 295,119	USD 220,997	Deutsche Bank AG	03/21/18	(72)
USD 191,000	CAD 243,245	Deutsche Bank AG	03/21/18	(2,711)
EUR 326,902	GBP 289,125	Deutsche Bank AG	03/21/18	2,709
EUR 158,000	GBP 139,969	Deutsche Bank AG	03/21/18	1,002
USD 190,000	CNH 1,266,673	Deutsche Bank AG	03/21/18	(3,623)
USD 191,455	NZD 273,000	Deutsche Bank AG	03/21/18	(1,832)
EUR 158,000	PLN 668,406	Deutsche Bank AG	03/21/18	(1,600)
PHP 19,026,182	USD 377,129	Deutsche Bank AG	03/22/18	2,933
ZAR 2,625,734	USD 191,000	Deutsche Bank AG	03/22/18	18,742
JPY 42,982,896	USD 381,000	Deutsche Bank AG	03/22/18	2,036
USD 764,629	JPY 85,307,378	Deutsche Bank AG	03/22/18	4,424
USD 190,000	JPY 21,379,218	Deutsche Bank AG	03/22/18	(518)
JPY 21,563,127	EUR 160,009	Deutsche Bank AG	03/22/18	(752)
EUR 349,708	JPY 46,791,563	Deutsche Bank AG	03/22/18	4,635
USD 189,947	JPY 21,307,682	Deutsche Bank AG	03/22/18	66
USD 3,725,312	JPY 420,075,525	Deutsche Bank AG	03/22/18	(18,135)
USD 402,000	HKD 3,112,686	Deutsche Bank AG	03/27/18	2,932
USD 269,280	HKD 2,083,042	Deutsche Bank AG	03/27/18	2,220
USD 822,481	HKD 6,396,108	Deutsche Bank AG	03/27/18	2,456
HKD 5,957,208	USD 765,000	Deutsche Bank AG	03/27/18	(1,245)
CZK 5,004,184	EUR 188,000	JPMorgan Chase Bank N.A.	01/03/18	9,434
BRL 1,252,976	USD 378,200	JPMorgan Chase Bank N.A.	01/03/18	(514)
CZK 13,455,540	EUR 504,000	JPMorgan Chase Bank N.A.	01/03/18	27,174
USD 168,227	BRL 557,000	JPMorgan Chase Bank N.A.	01/03/18	330
PHP 7,542,045	USD 150,000	JPMorgan Chase Bank N.A.	01/03/18	1,080
CZK 5,283,374	EUR 197,990	JPMorgan Chase Bank N.A.	01/03/18	10,559
CZK 5,149,240	EUR 193,000	JPMorgan Chase Bank N.A.	01/03/18	10,247
USD 200,476	CLP 123,653,400	JPMorgan Chase Bank N.A.	01/04/18	(456)
INR 2,280,916	USD 35,172	JPMorgan Chase Bank N.A.	01/05/18	555
PHP 1,679,458	USD 33,073	JPMorgan Chase Bank N.A.	01/08/18	566
PHP 5,794,780	USD 114,000	JPMorgan Chase Bank N.A.	01/08/18	2,067
ARS 1,224,355	USD 66,936	JPMorgan Chase Bank N.A.	01/08/18	(1,427)
IDR 2,592,825,000	USD 191,000	JPMorgan Chase Bank N.A.	01/11/18	172

See Accompanying Notes to Financial Statements

51

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 346,724	JPY 39,292,743	JPMorgan Chase Bank N.A.	01/12/18	$(2,179)
JPY 62,549,999	USD 551,948	JPMorgan Chase Bank N.A.	01/12/18	3,468
USD 303,961	PEN 1,002,755	JPMorgan Chase Bank N.A.	01/16/18	(5,093)
USD 115,163	NZD 167,097	JPMorgan Chase Bank N.A.	01/17/18	(3,234)
ARS 5,370,873	USD 293,466	JPMorgan Chase Bank N.A.	01/22/18	(8,444)
CLP 123,653,400	USD 200,534	JPMorgan Chase Bank N.A.	01/22/18	398
USD 35,025	CLP 21,692,876	JPMorgan Chase Bank N.A.	01/22/18	(225)
USD 137,819	TWD 4,123,555	JPMorgan Chase Bank N.A.	01/23/18	(1,465)
INR 7,381,228	USD 114,940	JPMorgan Chase Bank N.A.	01/25/18	485
ARS 2,447,405	USD 131,687	JPMorgan Chase Bank N.A.	02/01/18	(2,571)
USD 508,903	BRL 1,652,000	JPMorgan Chase Bank N.A.	02/02/18	12,766
BRL 10,143,963	USD 3,139,914	JPMorgan Chase Bank N.A.	02/02/18	(93,431)
USD 376,795	BRL 1,252,976	JPMorgan Chase Bank N.A.	02/02/18	496
USD 195,659	INR 12,678,713	JPMorgan Chase Bank N.A.	02/02/18	(2,472)
INR 30,133,668	USD 460,689	JPMorgan Chase Bank N.A.	02/02/18	10,211
BRL 557,000	USD 167,584	JPMorgan Chase Bank N.A.	02/02/18	(303)
INR 12,194,677	USD 190,007	JPMorgan Chase Bank N.A.	02/02/18	559
USD 1,475,868	TWD 44,376,395	JPMorgan Chase Bank N.A.	02/08/18	(27,332)
RUB 101,423,012	USD 1,709,905	JPMorgan Chase Bank N.A.	02/12/18	36,134
INR 24,633,561	USD 378,978	JPMorgan Chase Bank N.A.	02/15/18	5,452
IDR 2,563,785,000	USD 188,472	JPMorgan Chase Bank N.A.	02/20/18	471
ARS 3,083,612	USD 164,983	JPMorgan Chase Bank N.A.	02/21/18	(3,936)
ARS 3,024,869	USD 165,122	JPMorgan Chase Bank N.A.	02/28/18	(7,705)
TWD 7,013,823	USD 235,482	JPMorgan Chase Bank N.A.	03/08/18	2,726
ARS 6,896,347	USD 374,344	JPMorgan Chase Bank N.A.	03/14/18	(17,949)
ARS 10,813,681	USD 588,020	JPMorgan Chase Bank N.A.	03/15/18	(29,461)
ARS 1,661,645	USD 88,654	JPMorgan Chase Bank N.A.	03/15/18	(2,825)
EUR 158,996	SEK 1,565,286	JPMorgan Chase Bank N.A.	03/21/18	(56)
HUF 50,644,965	EUR 161,000	JPMorgan Chase Bank N.A.	03/21/18	2,233
NOK 28,856,898	EUR 2,947,553	JPMorgan Chase Bank N.A.	03/21/18	(31,090)
EUR 161,000	GBP 140,811	JPMorgan Chase Bank N.A.	03/21/18	3,479
HUF 670,687,697	EUR 2,155,409	JPMorgan Chase Bank N.A.	03/21/18	1,487
PLN 6,996,000	EUR 1,653,568	JPMorgan Chase Bank N.A.	03/21/18	16,954
USD 122,531	GBP 90,719	JPMorgan Chase Bank N.A.	03/21/18	(272)
HUF 50,342,253	EUR 161,000	JPMorgan Chase Bank N.A.	03/21/18	1,060
NOK 812,319	SEK 816,925	JPMorgan Chase Bank N.A.	03/21/18	(913)
EUR 162,000	GBP 143,130	JPMorgan Chase Bank N.A.	03/21/18	1,544
USD 188,698	CNH 1,257,182	JPMorgan Chase Bank N.A.	03/21/18	(3,474)
CZK 22,026,132	EUR 867,136	JPMorgan Chase Bank N.A.	03/21/18	(6,945)
MXN 23,377,172	USD 1,229,245	JPMorgan Chase Bank N.A.	03/21/18	(56,915)
EUR 162,000	CHF 188,498	JPMorgan Chase Bank N.A.	03/21/18	758
USD 99,054	SEK 824,209	JPMorgan Chase Bank N.A.	03/21/18	(1,902)
USD 184,687	CAD 234,593	JPMorgan Chase Bank N.A.	03/21/18	(2,134)
TRY 2,794,162	USD 680,176	JPMorgan Chase Bank N.A.	03/21/18	40,177
HUF 50,394,964	EUR 161,000	JPMorgan Chase Bank N.A.	03/21/18	1,264
SEK 50,224,825	EUR 5,034,982	JPMorgan Chase Bank N.A.	03/21/18	82,165
NOK 697,350	USD 84,509	JPMorgan Chase Bank N.A.	03/21/18	610
TRY 308,495	USD 76,000	JPMorgan Chase Bank N.A.	03/21/18	3,532
JPY 11,177,134	USD 99,437	JPMorgan Chase Bank N.A.	03/22/18	166
JPY 21,242,428	USD 189,000	JPMorgan Chase Bank N.A.	03/22/18	299
USD 376,433	BRL 1,252,976	Morgan Stanley & Co. International PLC	01/03/18	(1,253)
CLP 123,653,400	USD 191,000	Morgan Stanley & Co. International PLC	01/04/18	9,932
CLP 188,208,938	USD 290,177	Morgan Stanley & Co. International PLC	01/05/18	15,655
CLP 124,474,700	USD 191,000	Morgan Stanley & Co. International PLC	01/05/18	11,266
USD 130,049	INR 8,399,871	Morgan Stanley & Co. International PLC	01/08/18	(1,489)
CLP 376,928,511	USD 577,049	Morgan Stanley & Co. International PLC	01/11/18	35,444
IDR 7,884,306,888	USD 579,643	Morgan Stanley & Co. International PLC	01/16/18	1,785
USD 382,000	CLP 243,028,400	Morgan Stanley & Co. International PLC	01/16/18	(12,911)
GBP 685,070	USD 908,783	Morgan Stanley & Co. International PLC	01/19/18	16,722
USD 908,292	GBP 684,700	Morgan Stanley & Co. International PLC	01/19/18	(16,713)
TWD 6,396,460	USD 214,000	Morgan Stanley & Co. International PLC	01/23/18	2,059
TWD 3,873,625	USD 129,791	Morgan Stanley & Co. International PLC	01/23/18	1,051
ARS 652,888	USD 35,102	Morgan Stanley & Co. International PLC	01/31/18	(637)

See Accompanying Notes to Financial Statements

52

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL 637,737	USD 191,293	Morgan Stanley & Co. International PLC	02/02/18	$236
BRL 626,325	USD 191,000	Morgan Stanley & Co. International PLC	02/02/18	(2,899)
INR 39,741,998	USD 609,587	Morgan Stanley & Co. International PLC	02/02/18	11,463
USD 189,071	BRL 625,086	Morgan Stanley & Co. International PLC	02/02/18	1,342
TWD 6,532,658	USD 220,997	Morgan Stanley & Co. International PLC	02/05/18	230
RUB 11,319,806	USD 191,000	Morgan Stanley & Co. International PLC	02/12/18	3,875
USD 130,049	RUB 7,755,998	Morgan Stanley & Co. International PLC	02/12/18	(3,474)
RUB 9,366,351	USD 157,932	Morgan Stanley & Co. International PLC	02/12/18	3,313
RUB 101,423,012	USD 1,709,401	Morgan Stanley & Co. International PLC	02/12/18	36,638
USD 190,000	RUB 11,241,559	Morgan Stanley & Co. International PLC	02/12/18	(3,528)
ARS 3,806,613	USD 203,019	Morgan Stanley & Co. International PLC	02/15/18	(3,608)
USD 61,893	INR 4,014,366	Morgan Stanley & Co. International PLC	02/15/18	(755)
CLP 119,589,750	USD 183,139	Morgan Stanley & Co. International PLC	02/22/18	11,134
USD 191,159	TWD 5,697,877	Morgan Stanley & Co. International PLC	03/08/18	(2,356)
USD 75,000	TRY 303,450	Morgan Stanley & Co. International PLC	03/21/18	(3,231)
GBP 57,855	EUR 65,196	Morgan Stanley & Co. International PLC	03/21/18	(279)
EUR 161,000	NOK 1,583,709	Morgan Stanley & Co. International PLC	03/21/18	783
EUR 164,174	USD 195,342	Morgan Stanley & Co. International PLC	03/21/18	2,574
USD 84,955	AUD 110,659	Morgan Stanley & Co. International PLC	03/21/18	(1,375)
USD 59,748	NZD 86,485	Morgan Stanley & Co. International PLC	03/21/18	(1,485)
USD 188,167	NZD 272,000	Morgan Stanley & Co. International PLC	03/21/18	(4,412)
CAD 162,286	USD 128,000	Morgan Stanley & Co. International PLC	03/21/18	1,239
SEK 1,610,898	EUR 162,000	Morgan Stanley & Co. International PLC	03/21/18	2,021
EUR 160,000	CHF 186,722	Morgan Stanley & Co. International PLC	03/21/18	180
EUR 323,090	CHF 376,378	Morgan Stanley & Co. International PLC	03/21/18	1,058
EUR 159,000	NOK 1,571,807	Morgan Stanley & Co. International PLC	03/21/18	(176)
USD 76,000	TRY 299,514	Morgan Stanley & Co. International PLC	03/21/18	(1,217)
EUR 62,878	USD 75,521	Morgan Stanley & Co. International PLC	03/21/18	281
EUR 63,000	USD 75,643	Morgan Stanley & Co. International PLC	03/21/18	305
USD 190,000	MXN 3,708,832	Morgan Stanley & Co. International PLC	03/21/18	4,008
EUR 163,631	CHF 190,164	Morgan Stanley & Co. International PLC	03/21/18	1,005
SEK 1,058,947	EUR 107,000	Morgan Stanley & Co. International PLC	03/21/18	718
USD 151,920	TRY 617,994	Morgan Stanley & Co. International PLC	03/21/18	(7,403)
USD 84,149	AUD 108,408	Morgan Stanley & Co. International PLC	03/21/18	(424)
EUR 34,031	NOK 332,539	Morgan Stanley & Co. International PLC	03/21/18	436
USD 75,913	NZD 108,343	Morgan Stanley & Co. International PLC	03/21/18	(795)
GBP 103,741	USD 139,658	Morgan Stanley & Co. International PLC	03/21/18	773
USD 79,757	EUR 66,593	Morgan Stanley & Co. International PLC	03/21/18	(523)
EUR 159,971	SEK 1,579,187	Morgan Stanley & Co. International PLC	03/21/18	(583)
USD 190,672	NZD 269,039	Morgan Stanley & Co. International PLC	03/21/18	189
CAD 108,059	USD 84,282	Morgan Stanley & Co. International PLC	03/21/18	1,772
USD 190,420	AUD 245,104	Morgan Stanley & Co. International PLC	03/21/18	(796)
USD 152,359	EUR 127,000	Morgan Stanley & Co. International PLC	03/21/18	(743)
USD 188,892	CAD 240,409	Morgan Stanley & Co. International PLC	03/21/18	(2,560)
USD 190,000	CAD 243,289	Morgan Stanley & Co. International PLC	03/21/18	(3,746)
SEK 3,321,536	EUR 334,182	Morgan Stanley & Co. International PLC	03/21/18	3,985
EUR 299,063	SEK 2,957,295	Morgan Stanley & Co. International PLC	03/21/18	(1,706)
EUR 161,954	NOK 1,598,501	Morgan Stanley & Co. International PLC	03/21/18	127
CAD 96,478	USD 75,000	Morgan Stanley & Co. International PLC	03/21/18	1,831
GBP 113,000	USD 150,977	Morgan Stanley & Co. International PLC	03/21/18	1,988
USD 77,367	CHF 75,517	Morgan Stanley & Co. International PLC	03/21/18	(570)
USD 86,249	CAD 108,586	Morgan Stanley & Co. International PLC	03/21/18	(225)
NOK 1,756,563	EUR 176,973	Morgan Stanley & Co. International PLC	03/21/18	1,060
EUR 95,958	NOK 949,851	Morgan Stanley & Co. International PLC	03/21/18	(259)
USD 84,284	CHF 82,095	Morgan Stanley & Co. International PLC	03/21/18	(442)
USD 153,263	EUR 127,062	Morgan Stanley & Co. International PLC	03/21/18	86
USD 189,889	EUR 158,505	Morgan Stanley & Co. International PLC	03/21/18	(1,193)
AUD 99,000	USD 75,246	Morgan Stanley & Co. International PLC	03/21/18	1,988
USD 42,142	CAD 54,097	Morgan Stanley & Co. International PLC	03/21/18	(939)
CAD 109,044	USD 86,249	Morgan Stanley & Co. International PLC	03/21/18	590
USD 190,652	NZD 269,907	Morgan Stanley & Co. International PLC	03/21/18	(444)
GBP 66,776	USD 89,734	Morgan Stanley & Co. International PLC	03/21/18	659
USD 190,369	NZD 270,009	Morgan Stanley & Co. International PLC	03/21/18	(801)

See Accompanying Notes to Financial Statements

53

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 154,319	GBP 113,872	Morgan Stanley & Co. International PLC	03/21/18	$174
USD 89,071	CAD 112,727	Morgan Stanley & Co. International PLC	03/21/18	(700)
USD 76,000	TRY 307,745	Morgan Stanley & Co. International PLC	03/21/18	(3,339)
USD 75,093	AUD 99,000	Morgan Stanley & Co. International PLC	03/21/18	(2,141)
JPY 8,464,113	USD 75,856	Morgan Stanley & Co. International PLC	03/22/18	(429)
USD 464,075	JPY 51,624,551	Morgan Stanley & Co. International PLC	03/22/18	4,029
JPY 9,458,672	USD 84,115	Morgan Stanley & Co. International PLC	03/22/18	175
ZAR 1,168,776	USD 84,000	Morgan Stanley & Co. International PLC	03/22/18	9,361
JPY 21,348,621	USD 190,016	Morgan Stanley & Co. International PLC	03/22/18	230
JPY 21,361,707	USD 191,000	Morgan Stanley & Co. International PLC	03/22/18	(638)
USD 190,000	JPY 21,309,450	Morgan Stanley & Co. International PLC	03/22/18	104
JPY 39,420,391	USD 351,212	RBC Europe Limited	01/12/18	(1,176)
USD 552,210	JPY 61,980,581	RBC Europe Limited	01/12/18	1,849
USD 1,208,076	CAD 1,541,093	RBC Europe Limited	01/17/18	(18,221)
CAD 1,536,743	USD 1,204,666	RBC Europe Limited	01/17/18	18,169
ZAR 4,563,310	USD 331,388	RBC Europe Limited	01/18/18	36,456
USD 308,360	MXN 5,758,000	RBC Europe Limited	01/26/18	16,951
CNH 2,947,078	USD 443,050	RBC Europe Limited	03/21/18	7,439
MXN 3,725,049	USD 189,035	RBC Europe Limited	03/21/18	(2,229)
NOK 1,592,915	EUR 161,000	RBC Europe Limited	03/21/18	341
CAD 243,234	USD 191,000	RBC Europe Limited	03/21/18	2,702
NOK 1,552,165	EUR 156,682	RBC Europe Limited	03/21/18	573
AUD 252,000	USD 191,412	RBC Europe Limited	03/21/18	5,185
NOK 1,594,291	EUR 162,000	RBC Europe Limited	03/21/18	(697)
AUD 697,476	USD 528,303	RBC Europe Limited	03/21/18	15,829
CAD 245,821	USD 191,000	RBC Europe Limited	03/21/18	4,762
USD 191,000	MXN 3,670,218	RBC Europe Limited	03/21/18	6,944
EUR 161,000	GBP 141,873	RBC Europe Limited	03/21/18	2,041
AUD 247,000	USD 187,809	RBC Europe Limited	03/21/18	4,886
NOK 1,603,855	EUR 162,000	RBC Europe Limited	03/21/18	471
CAD 244,253	USD 190,000	RBC Europe Limited	03/21/18	4,514
USD 439,711	MXN 8,570,843	RBC Europe Limited	03/21/18	9,896
CAD 243,557	USD 190,000	RBC Europe Limited	03/21/18	3,960
USD 191,000	CAD 242,021	RBC Europe Limited	03/21/18	(1,737)
USD 377,917	CAD 484,585	RBC Europe Limited	03/21/18	(7,988)
CAD 240,394	USD 188,000	RBC Europe Limited	03/21/18	3,440
EUR 161,000	GBP 141,833	RBC Europe Limited	03/21/18	2,095
EUR 175,024	CHF 203,754	RBC Europe Limited	03/21/18	715
USD 456,000	CAD 581,592	RBC Europe Limited	03/21/18	(7,158)
CAD 243,702	USD 189,928	RBC Europe Limited	03/21/18	4,147
AUD 331,653	USD 250,901	RBC Europe Limited	03/21/18	7,836
USD 52,836	ZAR 737,285	RBC Europe Limited	03/22/18	(6,058)
USD 430,265	HKD 3,327,439	Standard Chartered Bank	03/27/18	3,664
USD 750,000	HKD 5,809,624	Standard Chartered Bank	05/11/18	4,567
NZD 275,000	USD 190,817	State Street Bank and Trust Co.	03/21/18	3,886
USD 1,520,224	EUR 1,282,321	State Street Bank and Trust Co.	03/21/18	(25,652)
NOK 894,573	USD 107,808	State Street Bank and Trust Co.	03/21/18	1,383
NOK 616,581	EUR 63,000	State Street Bank and Trust Co.	03/21/18	(688)
SEK 18,231,657	EUR 1,842,996	State Street Bank and Trust Co.	03/21/18	11,389
SEK 1,554,571	EUR 155,568	State Street Bank and Trust Co.	03/21/18	2,875
CAD 135,177	USD 105,835	State Street Bank and Trust Co.	03/21/18	1,815
NZD 123,300	USD 84,266	State Street Bank and Trust Co.	03/21/18	3,032
NZD 196,561	USD 135,794	State Street Bank and Trust Co.	03/21/18	3,373
NOK 1,080,704	USD 130,761	State Street Bank and Trust Co.	03/21/18	1,149
USD 197,958	NZD 287,700	State Street Bank and Trust Co.	03/21/18	(5,737)
GBP 150,636	USD 204,179	State Street Bank and Trust Co.	03/21/18	(266)
NOK 1,544,640	EUR 158,000	State Street Bank and Trust Co.	03/21/18	(1,935)
SEK 828,209	USD 99,493	State Street Bank and Trust Co.	03/21/18	1,953
USD 19,579	GBP 14,541	State Street Bank and Trust Co.	03/21/18	(105)
SEK 772,943	USD 91,973	State Street Bank and Trust Co.	03/21/18	2,704
USD 192,110	GBP 142,000	State Street Bank and Trust Co.	03/21/18	(111)
USD 100,044	NZD 142,675	State Street Bank and Trust Co.	03/21/18	(972)
USD 92,308	GBP 68,287	State Street Bank and Trust Co.	03/21/18	(130)

See Accompanying Notes to Financial Statements

54

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 76,317	GBP 56,767	State Street Bank and Trust Co.	03/21/18	$(527)
CAD 338,434	USD 266,000	State Street Bank and Trust Co.	03/21/18	3,516
NOK 3,180,564	EUR 321,000	State Street Bank and Trust Co.	03/21/18	1,245
USD 91,856	SEK 753,637	State Street Bank and Trust Co.	03/21/18	(456)
SEK 788,974	USD 93,425	State Street Bank and Trust Co.	03/21/18	3,216
GBP 285,746	EUR 322,000	State Street Bank and Trust Co.	03/21/18	(1,374)
JPY 21,437,320	USD 190,000	State Street Bank and Trust Co.	03/22/18	1,036
USD 407,483	JPY 45,414,966	State Street Bank and Trust Co.	03/22/18	2,773
USD 75,796	JPY 8,408,304	State Street Bank and Trust Co.	03/22/18	866
JPY 41,786,008	USD 376,000	State Street Bank and Trust Co.	03/22/18	(3,630)
USD 380,000	JPY 42,157,656	State Street Bank and Trust Co.	03/22/18	4,318
EUR 159,000	CHF 184,542	UBS AG	03/21/18	1,224
USD 190,693	NZD 277,000	UBS AG	03/21/18	(5,426)
EUR 1,759,564	CHF 2,058,857	UBS AG	03/21/18	(3,617)
AUD 79,000	NZD 86,732	UBS AG	03/21/18	224
EUR 167,709	USD 200,240	UBS AG	03/21/18	1,938
CAD 205,349	USD 160,000	UBS AG	03/21/18	3,532
NOK 28,766,738	EUR 2,915,922	UBS AG	03/21/18	(3,962)
NZD 834,000	USD 576,535	UBS AG	03/21/18	13,947
AUD 502,000	NZD 553,028	UBS AG	03/21/18	82
USD 137,819	SGD 186,311	UBS AG	03/21/18	(1,652)
CHF 391,275	EUR 335,214	UBS AG	03/21/18	(299)
EUR 159,009	USD 189,718	UBS AG	03/21/18	1,972
CHF 88,979	USD 90,509	UBS AG	03/21/18	1,321
EUR 160,000	CHF 185,542	UBS AG	03/21/18	1,397
EUR 161,000	USD 191,452	UBS AG	03/21/18	2,638
EUR 162,000	GBP 143,000	UBS AG	03/21/18	1,721
NZD 214,890	USD 148,109	UBS AG	03/21/18	4,036
CAD 109,575	USD 85,604	UBS AG	03/21/18	1,657
CHF 194,244	EUR 165,434	UBS AG	03/21/18	1,032
EUR 96,043	SEK 952,551	UBS AG	03/21/18	(894)
EUR 164,586	JPY 21,985,412	UBS AG	03/22/18	2,507
JPY 21,183,955	USD 190,000	UBS AG	03/22/18	(1,222)
USD 76,000	ZAR 1,049,290	UBS AG	03/22/18	(7,817)
JPY 21,302,400	USD 189,072	UBS AG	03/22/18	761
JPY 9,491,667	USD 85,604	UBS AG	03/22/18	(1,020)
USD 1,197,557	CAD 1,535,435	Westpac Banking Corp.	01/17/18	(24,238)
CAD 1,379,353	USD 1,075,821	Westpac Banking Corp.	01/17/18	21,774
USD 1,333,142	EUR 1,117,199	Westpac Banking Corp.	01/31/18	(9,786)
EUR 203,255	CHF 236,243	Westpac Banking Corp.	03/21/18	1,217
EUR 607,942	USD 727,600	Westpac Banking Corp.	03/21/18	5,292
GBP 1,112,474	USD 1,501,206	Westpac Banking Corp.	03/21/18	4,718
				$475,008

At December 31, 2017, the following futures contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Australia 3-Year Bond	5	03/15/18	$433,416	$(4)
U.S. Treasury 10-Year Note	27	03/20/18	3,349,266	14,677
U.S. Treasury 2-Year Note	83	03/29/18	17,771,078	(37,194)
U.S. Treasury 5-Year Note	55	03/29/18	6,389,023	4,512
U.S. Treasury Long Bond	41	03/20/18	6,273,000	(9,510)
U.S. Treasury Ultra 10-Year Note	4	03/20/18	534,250	(2,738)
U.S. Treasury Ultra Long Bond	65	03/20/18	10,897,656	64,869
			$45,647,689	$34,612

See Accompanying Notes to Financial Statements

55

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
90-Day Eurodollar	(5)	12/17/18	$(1,223,188)	$2,930
			$(1,223,188)	$2,930

At December 31, 2017, the following centrally cleared credit default swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)	Payment Frequency	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American Emerging Markets Index, Series 27, Version 1	Buy	(1.000)	Quarterly	06/20/22	USD 237,650	$420	$(9,057)
CDX North American Emerging Markets Index, Series 28, Version 1	Buy	(1.000)	Quarterly	12/20/22	USD 4,985,800	45,077	(156,664)
CDX North American Investment Grade Index Series 29, Version 1	Buy	(1.000)	Quarterly	12/20/22	USD 7,400,000	(176,394)	(11,448)
iTraxx Europe Index, Series 27, Version 1	Buy	(1.000)	Quarterly	06/20/22	EUR 6,540,000	(220,862)	(50,792)
						$(351,759)	$(227,961)

At December 31, 2017, the following over-the-counter credit default swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)	Payment Frequency	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 50,000	$(1,115)	$180	$(1,295)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 2,830,000	(63,103)	18,062	(81,165)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 40,000	(892)	46	(938)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	12/20/21	USD 90,000	(2,106)	(267)	(1,839)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	12/20/21	USD 360,000	(8,425)	(1,135)	(7,290)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	12/20/21	USD 100,000	(2,340)	(55)	(2,285)
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 250,000	(5,574)	390	(5,964)
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 1,680,000	(37,460)	6,657	(44,117)
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 310,000	(6,912)	1,116	(8,028)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 1,080,000	(24,082)	7,768	(31,850)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 80,000	(1,784)	210	(1,994)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 10,000	(223)	(2)	(221)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 160,000	(3,567)	263	(3,830)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	12/20/21	USD 360,000	(8,425)	1,061	(9,486)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 110,000	(2,453)	395	(2,848)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 50,000	(1,115)	78	(1,193)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 20,000	(446)	59	(505)

See Accompanying Notes to Financial Statements

56

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)	Payment Frequency	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 110,000	$(2,453)	$279	$(2,732)
							$(172,475)	$35,105	$(207,580)

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2017, the following centrally cleared interest rate swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month CAD-CDOR	Semi-Annual	1.000%	Semi-Annual	03/21/19	CAD 1,510,000	$(11,653)	$173
Pay	3-month CAD-CDOR	Semi-Annual	1.250	Semi-Annual	03/21/20	CAD 11,340,000	(156,671)	(33,141)
Pay	3-month CAD-CDOR	Semi-Annual	1.500	Semi-Annual	03/21/23	CAD 2,000,000	(59,397)	(9,967)
Pay	3-month CAD-CDOR	Semi-Annual	1.750	Semi-Annual	03/21/28	CAD 7,070,000	(342,922)	(44,525)
Pay	6-month EUR-EURIBOR	Semi-Annual	0.350	Annual	12/16/21	EUR 10,940,000	(32,525)	(23,617)
Pay	6-month EUR-EURIBOR	Semi-Annual	1.330	Annual	01/12/27	EUR 1,720,000	3,666	17,467
Pay	6-month EUR-EURIBOR	Semi-Annual	1.600	Annual	10/25/27	EUR 2,780,000	25,088	11,531
Pay	6-month EUR-EURIBOR	Semi-Annual	1.500	Annual	12/19/27	EUR 3,320,000	5,516	(7,546)
Pay	6-month EUR-EURIBOR	Semi-Annual	1.000	Annual	03/21/28	EUR 4,970,000	41,693	(37,861)
Pay	6-month GBP-LIBOR	Semi-Annual	0.750	Semi-Annual	03/21/20	GBP 16,270,000	(38,400)	31,184
Pay	6-month GBP-LIBOR	Semi-Annual	1.000	Semi-Annual	03/21/23	GBP 410,000	(1,874)	1,977
Pay	6-month GBP-LIBOR	Semi-Annual	1.200	Semi-Annual	11/21/23	GBP 2,560,000	5,423	6,941
Pay	6-month GBP-LIBOR	Semi-Annual	1.600	Semi-Annual	03/16/27	GBP 8,770,000	70,953	34,342
Pay	6-month JPY-LIBOR	Semi-Annual	0.500	Semi-Annual	03/22/28	JPY 108,770,000	(2,464)	349
Pay	6-month JPY-LIBOR	Semi-Annual	1.250	Semi-Annual	06/14/38	JPY 31,140,000	303	(1,229)
Pay	28-day MXN TIIE-BANXICO	Monthly	7.500	Monthly	03/15/23	MXN 19,500,000	(15,136)	(6,914)
Pay	3-month SEK-STIBOR	Quarterly	0.050	Annual	06/15/18	SEK 62,530,000	19,396	(39,938)
Pay	3-month SEK-STIBOR	Quarterly	(0.330)	Annual	09/15/18	SEK 61,360,000	6,399	5,079
Pay	3-month SEK-STIBOR	Quarterly	(0.100)	Annual	06/29/19	SEK 55,060,000	5,609	7,025
Pay	3-month USD-LIBOR	Quarterly	1.750	Semi-Annual	03/21/20	USD 6,090,000	(47,800)	(7,678)
Pay	3-month USD-LIBOR	Quarterly	1.855	Semi-Annual	08/06/20	USD 12,740,000	(97,905)	(43,382)
Pay	3-month USD-LIBOR	Quarterly	2.139	Semi-Annual	11/20/20	USD 27,310,000	(85,690)	(67,828)
Pay	3-month USD-LIBOR	Quarterly	2.000	Semi-Annual	03/21/23	USD 1,010,000	(13,140)	(2,038)
Pay	3-month USD-LIBOR	Quarterly	2.400	Semi-Annual	08/31/27	USD 1,560,000	(9,913)	(8,236)
Pay	3-month USD-LIBOR	Quarterly	2.750	Semi-Annual	12/21/27	USD 3,500,000	27,243	3,236
Pay	3-month USD-LIBOR	Quarterly	2.250	Semi-Annual	03/21/28	USD 2,530,000	(38,801)	(8,702)
Pay	3-month USD-LIBOR	Quarterly	2.378	Semi-Annual	07/03/28	USD 5,400,000	(33,803)	(33,803)
Receive	3-month AUD-BBSW	Quarterly	2.000	Quarterly	03/21/20	AUD 7,390,000	9,546	13,711
Receive	6-month AUD-BBSW	Semi-Annual	3.500	Semi-Annual	12/21/27	AUD 2,160,000	(25,991)	1,553
Receive	6-month AUD-BBSW	Semi-Annual	2.750	Semi-Annual	03/21/28	AUD 3,040,000	16,946	4,342
Receive	6-month EUR-EURIBOR	Semi-Annual	0.250	Annual	03/21/23	EUR 7,870,000	54,935	46,424
Receive	6-month EUR-EURIBOR	Semi-Annual	1.500	Annual	08/31/27	EUR 1,370,000	(6,795)	(4,976)
Receive	6-month GBP-LIBOR	Semi-Annual	1.940	Semi-Annual	01/11/32	GBP 1,740,000	(25,012)	(40,167)
Receive	6-month GBP-LIBOR	Semi-Annual	1.750	Semi-Annual	03/17/37	GBP 6,100,000	(53,596)	(69,360)
Receive	6-month GBP-LIBOR	Semi-Annual	1.250	Semi-Annual	03/21/28	GBP 3,330,000	20,610	(30,054)
Receive	6-month GBP-LIBOR	Semi-Annual	1.400	Semi-Annual	11/21/28	GBP 1,540,000	(6,288)	(10,059)
Receive	6-month GBP-LIBOR	Semi-Annual	1.500	Semi-Annual	03/21/33	GBP 2,930,000	(41,200)	(29,436)
Receive	6-month GBP-LIBOR	Semi-Annual	1.750	Semi-Annual	12/14/37	GBP 1,690,000	(16,609)	(2,529)
Receive	6-month GBP-LIBOR	Semi-Annual	1.750	Semi-Annual	06/14/38	GBP 720,000	(7,757)	2,960
Receive	6-month JPY-LIBOR	Semi-Annual	0.250	Semi-Annual	03/21/28	JPY 322,590,000	26,528	5,950
Receive	6-month NOK-NIBOR	Semi-Annual	1.500	Annual	03/21/23	NOK 29,890,000	15,748	22,199
Receive	3-month NZD-BBR-FRA	Quarterly	2.250	Semi-Annual	03/21/20	NZD 15,630,000	8,973	9,585
Receive	6-month PLZ-WIBOR	Semi-Annual	2.510	Annual	12/20/22	PLN 5,110,000	(922)	(737)

See Accompanying Notes to Financial Statements

57

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	6-month PLZ-WIBOR	Semi-Annual	2.550%	Annual	03/21/23	PLN 6,130,000	$745	$(3,145)
Receive	3-month SEK-STIBOR	Quarterly	0.250	Annual	03/21/21	SEK 7,350,000	(2,264)	63
Receive	3-month SEK-STIBOR	Quarterly	0.500	Annual	12/16/21	SEK 68,550,000	37,336	16,302
Receive	3-month SEK-STIBOR	Quarterly	0.500	Annual	03/21/23	SEK 5,410,000	2,626	3,615
Receive	3-month SEK-STIBOR	Quarterly	2.000	Annual	10/25/27	SEK 26,160,000	(10,718)	(8,885)
Receive	3-month SEK-STIBOR	Quarterly	2.000	Annual	11/02/27	SEK 17,590,000	(6,791)	(7,368)
Receive	3-month USD-LIBOR	Quarterly	2.143	Semi-Annual	07/03/23	USD 1,720,000	13,792	14,996
Receive	3-month USD-LIBOR	Quarterly	2.275	Semi-Annual	11/20/23	USD 11,840,000	41,325	30,901
Receive	3-month USD-LIBOR	Quarterly	2.346	Semi-Annual	08/06/28	USD 3,400,000	33,048	32,738
Receive	3-month USD-LIBOR	Quarterly	2.560	Semi-Annual	07/03/48	USD 2,260,000	(474)	(474)
							$(699,064)	$(258,952)

At December 31, 2017, the following centrally cleared inflation-linked swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.428%	At Termination Date	08/15/27	EUR 750,000	$(12,635)	$(13,529)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.600	At Termination Date	08/15/32	EUR 700,000	(16,243)	(15,895)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.370	At Termination Date	07/15/22	GBP 1,250,000	2,102	2,548
							$(26,776)	$(26,876)

The following sales commitments were held by the VY® Goldman Sachs Bond Portfolio at December 31, 2017:

Principal Amount	Description	Contractual Settlement Date	Fair Value
$(2,000,000)	Freddie Mac, 3.500%, due 07/15/41	01/11/18	$(2,054,011)
	Total Sales Commitments Proceeds receivable $(2,055,000)		$(2,054,011)

Currency Abbreviations
ARS — Argentine Peso
AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CHF — Swiss Franc
CLP — Chilean Peso
CNH — Chinese Offshore Yuan
CNY — Chinese Yuan
CZK — Czech Koruna
EUR — EU Euro
GBP — British Pound
HKD — Hong Kong Sar Dollar
HUF — Hungarian Forint
IDR — Indonesian Rupiah
INR — Indian Rupee
JPY — Japanese Yen
KRW — South Korean Won
MXN — Mexican Peso
NOK — Norwegian Krone
NZD — New Zealand Dollar
PEN — Peruvian Nuevo Sol
PHP — Philippine Peso
PLN — Polish Zloty

See Accompanying Notes to Financial Statements

58

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

RUB — Russian Ruble
SEK — Swedish Krona
SGD — Singapore Dollar
THB — Thai Baht
TRY — Turkish Lira
TWD — Taiwan New Dollar
USD — United States Dollar
ZAR — South African Rand

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,771,386
Interest rate contracts	Net Assets — Unrealized appreciation*	86,988
Interest rate contracts	Net Assets — Unrealized appreciation**	327,191
Credit contracts	Upfront payments paid on swap agreements	36,564
Total Asset Derivatives		$2,222,129
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,296,378
Interest rate contracts	Net Assets — Unrealized depreciation*	49,446
Credit contracts	Net Assets — Unrealized depreciation**	227,961
Interest rate contracts	Net Assets — Unrealized depreciation**	613,019
Credit contracts	Upfront payments received on OTC swap agreements	1,459
Credit contracts	Unrealized depreciation on OTC swap agreements	207,580
Total Liability Derivatives		$2,395,843

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.
**	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$(270,430)	$(270,430)
Foreign exchange contracts	(529,643)	—	—	(529,643)
Interest rate contracts	—	1,822,659	(568,309)	1,254,350
Total	$(529,643)	$1,822,659	$(838,739)	$454,277

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$(401,580)	$(401,580)
Foreign exchange contracts	(418,843)	—	—	(418,843)
Interest rate contracts	—	(596,275)	141,288	(454,987)
Total	$(418,843)	$(596,275)	$(260,292)	$(1,275,410)

See Accompanying Notes to Financial Statements

59

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:

	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Credit Suisse International	Deutsche Bank AG	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	RBC Europe Limited	Standard Chartered Bank	State Street Bank and Trust Co.	UBS AG	Westpac Banking Corp.	Totals
Assets:
Forward foreign currency contracts	$116,338	$338,678	$—	$182,570	$223,266	$120,631	$291,078	$205,874	$161,201	$8,231	$50,529	$39,989	$33,001	$1,771,386
Total Assets	$116,338	$338,678	$—	$182,570	$223,266	$120,631	$291,078	$205,874	$161,201	$8,231	$50,529	$39,989	$33,001	$1,771,386
Liabilities:
Forward foreign currency contracts	$98,848	$97,392	$—	$310,572	$110,777	$124,089	$314,723	$93,197	$45,264	$—	$41,583	$25,909	$34,024	$1,296,378
OTC credit default swaps	—	77,981	—	49,946	—	38,081	6,467	—	—	—	—	—	—	172,475
Total Liabilities	$98,848	$175,373	$—	$360,518	$110,777	$162,170	$321,190	$93,197	$45,264	$—	$41,583	$25,909	$34,024	$1,468,853
Net OTC derivative instruments by counterparty, at fair value	$17,490	$163,305	$—	$(177,948)	$112,489	$(41,539)	$(30,112)	$112,677	$115,937	$8,231	$8,946	$14,080	$(1,023)	$302,533
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)(2)	$17,490	$163,305	$—	$(177,948)	$112,489	$(41,539)	$(30,112)	$112,677	$115,937	$8,231	$8,946	$14,080	$(1,023)	$302,533

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)	At December 31, 2017, the Portfolio had pledged $10,000 in cash collateral to Bank of America N.A. In addition, the Portfolio had received $150,000 in cash collateral from Citibank N.A.. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $220,567,596.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,803,126
Gross Unrealized Depreciation	(3,445,419)
Net Unrealized Depreciation	$(642,293)

See Accompanying Notes to Financial Statements

60

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2017 were as follows:

Portfolio Name	Type	Per Share Amount
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.0677
Class I	NII	$0.1470
Class S	NII	$0.1124
VY® Goldman Sachs Bond Portfolio	NII	$0.2340

NII — Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

61

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of each Trust are managed under the direction of the Board. A Trustee, who is not an interested person of a Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of each Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180 for Voya Variable Insurance Trust and (800) 366-0066 for Voya Investors Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (23 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 67	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006–Present	Consultant (May 2001–Present).	151	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	151	None.

62

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	VIT: January 1994–Present VVIT: February 2002–Present	Retired.	151	None.

Trustee who is an “interested person”:

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2018.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*	Effective December 31, 2017, Peter S. Drotch retired as a Trustee of the Board.

63

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011– December 2013).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	VIT: March 2003–Present VVIT: October 2000–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010–Present). Anti-Money Laundering Officer, Voya Financial, Inc. (January 2013–Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

64

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016–Present
Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014); Assistant Vice President, Senior Project Manager (May 2008–May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	VIT: November 1999– Present VVIT: October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013– October 2015). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

65

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB- ADVISORY CONTRACT

At a meeting held on November 16, 2017, the Board, including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Investors Trust (“VIT”), on behalf of VY® BlackRock Inflation Protected Bond Portfolio, a series of the VIT (“BlackRock Portfolio”) and between the Manager and Voya Variable Insurance Trust (“VVIT” and, together with VIT, the “Trusts”), on behalf of VY® Goldman Sachs Bond Portfolio, a series of the VVIT (together with BlackRock Portfolio, the “Portfolios”), the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2017, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contract for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management, sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the Sub-Advisers, as well as the Manager’s role in monitoring the Sub-Advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to

66

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Board’s approval, experienced sub-advisers to provide day-to- day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Advisers with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub- Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trusts’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub- Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Management Contracts and Sub-Advisory Contract were appropriate.

Portfolio Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category average, Selected Peer Group and primary benchmark. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, by the Trusts’ Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, they may have fee waiver and/or expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fee rates, the Board considered that breakpoints would inure to the benefit of the Manager.

Information Regarding Services to Other Clients

The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub- Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya- affiliated Sub-Advisers with respect to sub-advisory fee schedules. The Board also considered that the fee schedules charged to the Portfolios and other institutional clients of the Manager or the Sub-Advisers (including other investment companies) and the performance of the Portfolios and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Manager; investment capacity constraints that existed

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fee rates that are paid to each Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Manager in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers, which is not affiliated with the Manager, because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated Sub-Advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager, as well as other industry participants with whom the profits of the Manager could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Portfolios and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Portfolio’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Portfolio asset levels and flows as of August 31, 2017, and September 30, 2017. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

VY® BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® BlackRock Inflation Protected Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its

68

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Morningstar category average for the year-to-date and three-year periods, and underperformed for the one-year and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and equal to the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Goldman Sachs Bond Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Goldman Sachs Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio underperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, and the fourth quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in February 2015, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment objective.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is equal to the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio commenced operations in February 2015, and therefore had a limited operating history for the purpose of analyzing the Portfolio’s performance, it is reasonable to permit the Portfolio time to establish a longer performance record for the purpose of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

69

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VIT3AIS (1217-022218)

Annual Report

December 31, 2017

Classes ADV, I and S

Voya Investors Trust
■  Voya Global Perspectives® Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	6
Report of Independent Registered Public Accounting Firm	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Portfolio of Investments	18
Tax Information	20
Trustee and Officer Information	21
Advisory and Sub-Advisory Contract Approval Discussion	25

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolio’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolio’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolio’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

After a Strong Year, Positive Expectations

Dear Shareholder,

The U.S. equity market proved resilient throughout 2017, posting a “perfect pitch” year with not one single month of negative returns. A lot of chatter in the markets has focused on the low levels of volatility that prevailed in 2017, and whether 2018 will be the year that volatility returns (witness early February markets). As usual there are also any number of geopolitical or other risks that could cause a sell-off, but we are heartened by the reality of macroeconomic fundamentals, which include strong and synchronous global growth; we believe these would likely be a governor on a rise in volatility.

We believe the United States, Europe and China will continue to dominate the world economy in 2018. Combined, the three account for about $48 trillion of GDP, more than 60% of the $79 trillion global GDP produced each year. And the rest of the world still has its own positive backdrop: The International Monetary Fund projects that 185 of 190 national economies will grow in 2018.

While economic growth may be synchronous across the globe, it is not likely to be uniform — thus, broad global diversification across continents and asset classes remains important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points.

If your goals have changed, thoroughly discuss them with your investment advisor before making any changes to your investment strategy. We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2018

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2017

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, rose 8.25%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 18.48% for the fiscal year. (The Index returned 22.40% for the year ended December 31, 2017, measured in U.S. dollars.)

By mid-year most commentators had largely discounted a reflation trade driven by U.S. legislative initiatives. But this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.

But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.

In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.

China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced curbs on leverage in asset management products and promises of guaranteed returns.

Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.

In the U.S., the Federal Reserve (“Fed”) added 25bp (0.25%) to the federal funds rate in March and did so again in June. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the Fed might be done for the year.

However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The December employment report showed the unemployment rate barely above 4%, near the lowest since February 2001. Third quarter GDP growth was reported at 3.2% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced, although moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends. The Fed duly raised the federal funds rate by another 25bp (0.25%) in December and the tax bill was signed into law on December 22.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 3.54% in the fiscal year. The Treasury yield curve became flatter, with yields on maturities up to about nine years rising and those on longer maturities falling. Thus the Bloomberg Barclays U.S. Treasury Bond Index rose 2.31% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 8.53%. Indices of riskier classes generally outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index climbed 6.42%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 7.50%.

U.S. equities, represented by the S&P 500® Index including dividends, surged 21.83% in 2017. The earnings per share of its constituent companies grew 6.4% year-over-year in the third quarter of 2017, after two quarters of double-digit gains. Technology was the leader, soaring 38.83%. Telecommunications and energy were the laggards, falling 1.25% and 1.01% respectively. Index companies thought to offer comparatively good earnings growth outperformed those considered to offer comparatively good value by more than 12%.

In currencies, the dollar fell 12.37% against the euro, 8.63% against the pound, reflecting some dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar slipped 3.65% against the yen, moving within a narrow trading range for most of the year.

In international markets, the MSCI Japan® Index jumped 19.75% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 13.59%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index rose 11.94%. GDP growth was down to 0.4% in each of the middle two quarters, Brexit negotiations were slow and inconclusive and we believe by year end it was abundantly clear that the UK’s position was very weak.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 20+ Year Treasury Bond Index
Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.

Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE ERPA/NAREIT Developed Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Emerging Markets Index
An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

3

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of December 31, 2017 (percent of net assets)

U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Investment Grade Bonds	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%
Cash	0%

Portfolio holdings are subject to change daily.

Voya Global Perspectives® Portfolio (the “Portfolio”) seeks total return. Under normal conditions, the sub-adviser invests the assets of the Portfolio in a combination of underlying funds (“Underlying Funds”) that in turn, invest directly in securities such as stocks and bonds. The Portfolio is managed by Douglas Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Under normal market conditions, approximately 60% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in equity securities, and approximately 40% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in debt instruments. These approximate weights are referred to as target allocations (“Target Allocations”). Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the Target Allocations or defensive allocations will be made between quarterly allocation dates.

Performance: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 14.71%, compared to the S&P Target Risk® Growth Index and the Portfolio’s composite index (“Composite Index”)(1), which returned 16.22% and 15.21%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed the S&P Target Risk® Growth Index. The Target Allocations applied throughout the year. However, against the Index, performance suffered from the Portfolio’s underweighting in non-US stocks which outperformed domestic stocks. The Portfolio’s near equal weighting among large, mid and small caps within domestic equities also detracted compared to the Index, which was heavily weighted towards outperforming large caps. This was partly offset by the Portfolio’s outperformance in the fixed income asset class, due to a higher allocation to global and high yield bonds.

Over all the Underlying Funds performed in line with the Composite Index. However, Voya Mid Cap Opportunities Portfolio and Voya Index Plus LargeCap Portfolio strongly outperformed the sub-indices which they represent within the Composite Index, while Voya GNMA Income Fund and Voya U.S. Bond Index substantially lagged.

Current Strategy and Outlook: We believe that markets care more about economics than politics, and good news abounds as fundamentals are accelerating in the U.S. and internationally. In our view, the tax reform package will positively impact a key component of U.S. GDP that has been missing — capital investment. And, in our opinion, that is constructive for productivity and future sustainable growth. Yet there is a still a distinct lack of euphoria in the markets, and we believe the biggest risk for investors is missing the next leg of this rally. The new path forward is not without risks. Geopolitical tensions and the imminent end of unconventional monetary policy may increase volatility. We believe investors should remain vigilant and maintain a disciplined and diversified approach to investing.

(1)	The Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Portfolio can be compared. As of December 31, 2017, the index allocation is approximately: 10% of the Bloomberg Barclays Global Aggregate Index, 10% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index, 10% of the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, 10% of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index, 10% of the FTSE ERPA/NAREIT Developed Index, 10% of the MSCI EAFE® Index, 10% of the MSCI Emerging Markets Index, 10% of the S&P 500® Index, 10% of the S&P MidCap 400® Index, 10% of the S&P SmallCap 600® Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL PERSPECTIVES® PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	Since Inception of Classes ADV, I and S May 1, 2013
Class ADV	14.60%	5.49%
Class I	14.98%	5.87%
Class S	14.71%	5.59%
S&P Target Risk® Growth Index	16.22%	8.06%
Composite Index	15.21%	7.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Global Perspectives® Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The Portfolio’s expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**
Class ADV	$1,000.00	$1,068.00	0.48%	$2.50	$1,000.00	$1,022.79	0.48%	$2.45
Class I	1,000.00	1,069.20	0.18	0.94	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	1,068.20	0.43	2.24	1,000.00	1,023.04	0.43	2.19

*	The annualized expense ratios do not include expenses of underlying funds.
**	Expenses are equal to the Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Investors Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Global Perspectives Portfolio (the “Fund”), a series of Voya Investors Trust, including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four-year period then ended and the period from May 1, 2013 (commencement of operations) to December 31, 2013. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from May 1, 2013 to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 22, 2018

7

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017

ASSETS:
Investments in affiliated underlying funds at fair value*	$131,150,096
Cash	34
Receivables:
Investments in affiliated underlying funds sold	2,085,960
Fund shares sold	13,062
Prepaid expenses	597
Reimbursement due from manager	9,090
Other assets	5,299
Total assets	133,264,138

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	1,842,129
Payable for fund shares redeemed	256,893
Payable for investment management fees	22,332
Payable for distribution and shareholder service fees	31,362
Payable to trustees under the deferred compensation plan (Note 6)	5,299
Payable for trustee fees	923
Other accrued expenses and liabilities	34,109
Total liabilities	2,193,047
NET ASSETS	$131,071,091

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$118,099,029
Undistributed net investment income	3,107,837
Accumulated net realized loss	(1,802,896)
Net unrealized appreciation	11,667,121
NET ASSETS	$131,071,091

* Cost of investments in affiliated underlying funds	$119,482,975

Class ADV
Net assets	$122,258,095
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	10,671,803
Net asset value and redemption price per share	$11.46

Class I
Net assets	$8,754,705
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	757,994
Net asset value and redemption price per share	$11.55

Class S
Net assets	$58,291
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,079
Net asset value and redemption price per share	$11.48

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$3,585,621
Total investment income	3,585,621

EXPENSES:
Investment management fees	277,657
Distribution and shareholder service fees:
Class ADV	781,819
Class S	135
Transfer agent fees	449
Shareholder reporting expense	18,538
Professional fees	35,078
Custody and accounting expense	11,302
Trustee fees	5,837
Miscellaneous expense	12,761
Interest expense	28
Total expenses	1,143,604
Waived and reimbursed fees	(499,518)
Net expenses	644,086
Net investment income	2,941,535

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	663
Sale of affiliated underlying funds	3,144,721
Capital gain distributions from affiliated underlying funds	2,411,225
Foreign currency related transactions	465
Net realized gain	5,557,074
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	10,631,753
Net change in unrealized appreciation (depreciation)	10,631,753
Net realized and unrealized gain	16,188,827
Increase in net assets resulting from operations	$19,130,362

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$2,941,535	$3,541,041
Net realized gain (loss)	5,557,074	(2,749,129)
Net change in unrealized appreciation (depreciation)	10,631,753	9,070,335
Increase in net assets resulting from operations	19,130,362	9,862,247

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(3,290,221)	(3,681,971)
Class I	(212,119)	(170,856)
Class S	(1,437)	(1,272)
Total distributions	(3,503,777)	(3,854,099)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,659,576	18,723,949
Reinvestment of distributions	3,503,777	3,854,099
	10,163,353	22,578,048
Cost of shares redeemed	(48,989,454)	(31,582,866)
Net decrease in net assets resulting from capital share transactions	(38,826,101)	(9,004,818)
Net decrease in net assets	(23,199,516)	(2,996,670)

NET ASSETS:
Beginning of year or period	154,270,607	157,267,277
End of year or period	$131,071,091	$154,270,607
Undistributed net investment income at end of year or period	$3,107,837	$3,499,512

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class ADV
12-31-17	10.26	0.23	•	1.25	1.48	0.28		—		—	0.28		—	11.46	14.60	0.86	0.48	0.48	2.11	122,258	13
12-31-16	9.87	0.23	•	0.41	0.64	0.25		—		—	0.25		—	10.26	6.49	0.89	0.52	0.52	2.25	139,474	52
12-31-15	10.91	0.21	•	(0.57)	(0.36)	0.26		0.42		—	0.68		—	9.87	(3.68)	0.98	0.48	0.48	1.99	154,227	42
12-31-14	10.51	0.17	•	0.23	0.40	0.00	*	0.00	*	—	0.00	*	—	10.91	3.84	0.99	0.46	0.46	1.57	197,242	30
05-01-13(5)–12-31-13	10.00	0.12	•	0.39	0.51	—		—		—	—		—	10.51	5.10	2.58	0.89	0.89	1.80	24,390	8
Class I
12-31-17	10.34	0.25	•	1.28	1.53	0.32		—		—	0.32		—	11.55	14.98	0.26	0.18	0.18	2.29	8,755	13
12-31-16	9.95	0.25	•	0.43	0.68	0.29		—		—	0.29		—	10.34	6.81	0.24	0.22	0.22	2.41	14,747	52
12-31-15	10.99	0.25	•	(0.57)	(0.32)	0.30		0.42		—	0.72		—	9.95	(3.35)	0.23	0.18	0.18	2.36	2,994	42
12-31-14	10.55	0.19	•	0.25	0.44	0.00	*	0.00	*	—	0.00	*	—	10.99	4.21	0.24	0.15	0.15	1.74	1,456	30
05-01-13(5)–12-31-13	10.00	0.15	•	0.40	0.55	—		—		—	—		—	10.55	5.50	1.83	0.29	0.29	2.23	261	8
Class S
12-31-17	10.28	0.23		1.27	1.50	0.30		—		—	0.30		—	11.48	14.71	0.51	0.43	0.43	2.14	58	13
12-31-16	9.90	0.23		0.42	0.65	0.27		—		—	0.27		—	10.28	6.55	0.49	0.47	0.47	2.28	50	52
12-31-15	10.95	0.22	•	(0.58)	(0.36)	0.27		0.42		—	0.69		—	9.90	(3.70)	0.48	0.43	0.43	2.03	47	42
12-31-14	10.54	0.16		0.25	0.41	—		0.00	*	—	0.00	*	—	10.95	3.91	0.49	0.40	0.40	1.50	33	30
05-01-13(5)–12-31-13	10.00	0.14		0.40	0.54	—		—		—	—		—	10.54	5.40	2.08	0.54	0.54	2.03	32	8

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-four active separate investment series. The series included in this report is Voya Global Perspectives® Portfolio (“Global Perspectives” or the “Portfolio”), a diversified series of the Trust. The investment objective of the Portfolio is described in the Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”) and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolio. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolio. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolio.

Global Perspectives seeks to achieve its investment objective by investing in affiliated investment companies that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds). The investment companies in which the Portfolio invests are collectively referred to as the “Underlying Funds.”

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements. The Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. The Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Portfolio is closed for business, Portfolio shares will not be priced and the Portfolio does not transact purchase and redemption orders. To the extent the Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official

12

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolio’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolio’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolio. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Portfolio.

Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolio classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C.  Foreign Currency Translation. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolio records distributions to its shareholders on the ex-dividend date. The Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Portfolio may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2017, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

Purchases	Sales
$17,788,495	$57,195,692

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolio has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolio. The Investment Adviser oversees all investment management and portfolio management services for the Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on: 0.20% of average daily net assets invested in affiliated Underlying Funds and 0.40% of the average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Portfolio and is paid by the Investment Adviser based on the average daily net assets of the Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Agreement”) for the Class S shares of the Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares have a shareholder service and distribution plan. Class ADV shares pay a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.30% of the distribution fee for Class ADV shares of the Portfolio, so the actual fee paid by Class ADV shares is an annual rate of 0.05%. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2017, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Portfolio:

Subsidiary	Percentage
Voya Insurance and Annuity Company	92.43%

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolio has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolio purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S
Global Perspectives(1) (2)	1.55%	0.95%	1.20%

(1)	The operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)	Pursuant to a side letter through May 1, 2018, the total expense limits including the operating expenses incurred at the Underlying Fund level are 1.09%, 0.83% and 1.08% for Class ADV, Class I, and Class S shares respectively. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser may at a later date recoup from the Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

December 31,
2018	2019	2020	Total
$ 92,268	$26,712	$108,606	$227,586

The Expense Limitation Agreement is contractual through May 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 19, 2017, the Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolio did not utilize the line of credit during the year ended December 31, 2017.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class ADV
12/31/2017	48,581	—	303,526	(3,275,318)	(2,923,211)	512,282	—	3,290,220	(35,555,107)	(31,752,605)
12/31/2016	485,872	—	358,168	(2,874,901)	(2,030,861)	4,949,464	—	3,681,971	(29,185,657)	(20,554,222)
Class I
12/31/2017	557,771	—	19,425	(1,245,454)	(668,258)	6,145,923	—	212,120	(13,434,076)	(7,076,033)
12/31/2016	1,342,212	—	16,508	(233,437)	1,125,283	13,773,971	—	170,856	(2,396,788)	11,548,039
Class S
12/31/2017	123	—	133	(25)	231	1,371	—	1,437	(271)	2,537
12/31/2016	52	—	123	(41)	134	514	—	1,272	(421)	1,365

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2017:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$ 170,567	$ (170,567)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2017	Year Ended December 31, 2016
Ordinary Income	Ordinary Income
$ 3,503,777	$ 3,854,099

The tax-basis components of distributable earnings as of December 31, 2017 were:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
$ 3,209,361	$1,323,232	$8,443,639

At December 31, 2017, the Portfolio did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolio’s major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2017, no provision for income tax is required in the Portfolio’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

NOTE 11 — SUBSEQUENT EVENTS

The Portfolio has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

17

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
1,023,394	Voya Emerging Markets Index Portfolio — Class I	$13,150,617	10.0
1,316,864	Voya Global Bond Fund — Class R6	13,194,975	10.1
1,567,432	Voya GNMA Income Fund — Class I	13,166,430	10.1
1,325,816	Voya High Yield Portfolio — Class I	13,191,870	10.1
447,887	Voya Index Plus LargeCap Portfolio — Class I	13,037,978	10.0
1,219,365	Voya International Index Portfolio — Class I	13,095,984	10.0
895,133	Voya MidCap Opportunities Portfolio — Class I	13,033,136	9.9

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
591,787	Voya Small Company Portfolio — Class I	$13,025,233	9.9
1,241,326	Voya U.S. Bond Index Portfolio — Class I	13,145,640	10.0
1,049,498	VY® Clarion Global Real Estate Portfolio — Class I	13,108,233	10.0

	Total Mutual Funds (Cost $119,482,975)	131,150,096	100.1
	Liabilities in Excess of Other Assets	(79,005)	(0.1)
	Net Assets	$131,071,091	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Mutual Funds	$131,150,096	$—	$—	$131,150,096
Total Investments, at fair value	$131,150,096	$—	$—	$131,150,096

ˆ See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$15,410,788	$719,107	$(6,514,095)	$3,534,817	$13,150,617	$231,820	$763,866	$—
Voya Global Bond Fund — Class R6	15,414,602	1,936,182	(3,885,146)	(270,663)	13,194,975	625,154	914,195	—
Voya GNMA Income Fund — Class I	15,509,100	2,512,977	(4,634,991)	(220,656)	13,166,430	319,934	164,350	—
Voya High Yield Portfolio — Class I	15,525,274	2,501,979	(4,589,257)	(246,126)	13,191,870	936,937	210,083	—
Voya Index Plus LargeCap Portfolio — Class I	15,375,607	998,617	(5,102,074)	1,765,828	13,037,978	221,628	864,195	253,933
Voya International Index Portfolio — Class I	15,428,455	836,507	(6,024,713)	2,855,735	13,095,984	349,090	(18,901)	—
Voya MidCap Opportunities Portfolio — Class I	15,373,654	1,400,544	(6,168,483)	2,427,421	13,033,136	19,983	(1,503)	748,381
Voya Small Company Portfolio — Class I	15,372,098	2,763,328	(4,883,343)	(226,850)	13,025,233	44,651	302,597	1,373,446

See Accompanying Notes to Financial Statements

18

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Issuer	Beginning Market Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya U.S. Bond Index Portfolio — Class I	$15,462,406	$2,402,462	$(4,860,901)	$141,673	$13,145,640	$318,586	$(61,562)	$35,465
VY® Clarion Global Real Estate Portfolio — Class I	15,497,474	1,716,792	(4,976,607)	870,574	13,108,233	517,838	7,401	—
	$154,369,458	$17,788,495	$(51,639,610)	$10,631,753	$131,150,096	$3,585,621	$3,144,721	$2,411,225

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $122,706,457.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$12,019,366
Gross Unrealized Depreciation	(3,575,727)
Net Unrealized Appreciation	$8,443,639

See Accompanying Notes to Financial Statements

19

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2017 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Global Perspectives® Portfolio
Class ADV	NII	$ 0.2822
Class I	NII	$ 0.3207
Class S	NII	$ 0.2956

NII — Net investment income

Of the ordinary distributions made during the year ended December 31, 2017, 4.89% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolio designates the following amount as foreign taxes paid for the year ended December 31, 2017:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$45,162	$0.0039	13.69%

*	The Portfolio listed above did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

20

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (23 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006–Present	Consultant (May 2001–Present).	151	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	151	None.

21

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*: (continued)

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 1994–Present	Retired.	151	None.

Trustee who is an “interested person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005– Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2018.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*	Effective December 31, 2017, Peter S. Drotch retired as a Trustee of the Board.

22

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010–Present). Anti-Money Laundering Officer, Voya Financial, Inc. (January 2013–Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

23

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016–Present
Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014); Assistant Vice President, Senior Project Manager (May 2008–May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013– October 2015). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

24

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 16, 2017, the Board, including a majority of the Independent Trustees, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and Voya Investors Trust (the “Trust”), on behalf of Voya Global Perspectives® Portfolio, a series of the Trust (“the Portfolio”), and the sub-advisory contract (the “Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to the Portfolio (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2017, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of the Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contract and Sub-Advisory Contract in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Portfolio (“Selected Peer Group”) based on the Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contract and Sub-Advisory Contract and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolio’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolio, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolio as set forth in the Management Contract, including oversight of the Portfolio’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program,

25

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolio under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolio and the level of resources committed to the Portfolio (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolio.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contract and Sub- Advisory Contract were appropriate.

Portfolio Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category, Selected Peer Group and primary benchmark. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Portfolio’s performance and risk, including risk-adjusted investment return information, by the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Portfolio grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board considered that, while the Portfolio does not have management fee breakpoints, it does have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services to Other Clients

The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from the Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Portfolio and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Portfolio and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when the Portfolio first was organized; differences in the original sponsors; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule payable by the Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for the Portfolio, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered

26

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolio, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser for the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub- Adviser attributable to servicing the Portfolio both with and without taking into account the profitability of the distributor of the Portfolio and both before and after giving effect to any expenses incurred by the Manager or any affiliated Sub-Adviser in making payments to affiliated insurance companies.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolio’s operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolio. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolio, including their ability to engage in soft-dollar transactions on behalf of the Portfolio. Following its reviews, the Board determined that the Manager’s and affiliated Sub-Adviser’s profitability with respect to their services to the Portfolio and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving the Portfolio’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. The Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark, a broad- based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Portfolio asset levels and flows as of August 31, 2017, and September 30, 2017. The Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Perspectives® Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, and the third quintile for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer

27

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and below the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VITFOFAIS (1217-021618)

Annual Report

December 31, 2017

Classes ADV and I

Voya Investors Trust

■	Voya Retirement Conservative Portfolio
■	Voya Retirement Growth Portfolio
■	Voya Retirement Moderate Portfolio
■	Voya Retirement Moderate Growth Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	10
Report of Independent Registered Public Accounting Firm	11
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Portfolios of Investments	24
Tax Information	32
Trustee and Officer Information	33
Advisory and Sub-Advisory Contract Approval Discussion	37

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

After a Strong Year, Positive Expectations

Dear Shareholder,

The U.S. equity market proved resilient throughout 2017, posting a “perfect pitch” year with not one single month of negative returns. A lot of chatter in the markets has focused on the low levels of volatility that prevailed in 2017, and whether 2018 will be the year that volatility returns (witness early February markets). As usual there are also any number of geopolitical or other risks that could cause a sell-off, but we are heartened by the reality of macroeconomic fundamentals, which include strong and synchronous global growth; we believe these would likely be a governor on a rise in volatility.

We believe the United States, Europe and China will continue to dominate the world economy in 2018. Combined, the three account for about $48 trillion of GDP, more than 60% of the $79 trillion global GDP produced each year. And the rest of the world still has its own positive backdrop: The International Monetary Fund projects that 185 of 190 national economies will grow in 2018.

While economic growth may be synchronous across the globe, it is not likely to be uniform — thus, broad global diversification across continents and asset classes remains important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points.

If your goals have changed, thoroughly discuss them with your investment advisor before making any changes to your investment strategy. We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2018

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2017

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, rose 8.25%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 18.48% for the fiscal year. (The Index returned 22.40% for the year ended December 31, 2017, measured in U.S. dollars.)

By mid-year most commentators had largely discounted a reflation trade driven by U.S. legislative initiatives. But this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.

But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.

In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.

China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced curbs on leverage in asset management products and promises of guaranteed returns.

Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.

In the U.S., the Federal Reserve (“Fed”) added 25bp (0.25%) to the federal funds rate in March and did so again in June. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the Fed might be done for the year.

However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The December employment report showed the unemployment rate barely above 4%, near the lowest since February 2001. Third quarter GDP growth was reported at 3.2% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced, although moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends. The Fed duly raised the federal funds rate by another 25bp (0.25%) in December and the tax bill was signed into law on December 22.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 3.54% in the fiscal year. The Treasury yield curve became flatter, with yields on maturities up to about nine years rising and those on longer maturities falling. Thus the Bloomberg Barclays U.S. Treasury Bond Index rose 2.31% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 8.53%. Indices of riskier classes generally outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index climbed 6.42%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 7.50%.

U.S. equities, represented by the S&P 500® Index including dividends, surged 21.83% in 2017. The earnings per share of its constituent companies grew 6.4% year-over-year in the third quarter of 2017, after two quarters of double-digit gains. Technology was the leader, soaring 38.83%. Telecommunications and energy were the laggards, falling 1.25% and 1.01% respectively. Index companies thought to offer comparatively good earnings growth outperformed those considered to offer comparatively good value by more than 12%.

In currencies, the dollar fell 12.37% against the euro, 8.63% against the pound, reflecting some dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar slipped 3.65% against the yen, moving within a narrow trading range for most of the year.

In international markets, the MSCI Japan® Index jumped 19.75% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 13.59%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index rose 11.94%. GDP growth was down to 0.4% in each of the middle two quarters, Brexit negotiations were slow and inconclusive and we believe by year end it was abundantly clear that the UK’s position was very weak.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 336-0066 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end. Market Perspective reflects the views of Voya Investment

Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Aggressive Index
Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.

S&P Target Risk® Conservative Index
Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk® Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.

3

VOYA RETIREMENT PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Voya Retirement Portfolios consist of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Retirement Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds).(1) The Portfolios are managed by Halvard Kvaale, CIMA, and Paul Zemsky, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser (“Sub-Adviser).*

Portfolio Specifics: Over the period, the Portfolios met their performance objectives with minor differences from their strategic asset allocation benchmarks gross of expenses over the year. Due to the strategic nature of the Portfolios, no tactical asset allocation moves were made during the reporting period. As part of the annual review, we made changes to the strategic asset allocations at the end of May. Strategic changes included increasing U.S. small-cap and decreasing U.S. mid-cap equities in Voya Retirement Moderate, Voya Retirement Moderate Growth and Voya Retirement Growth. In addition, we increased U.S. core fixed income and decreased U.S. Treasury Inflation-Protected Securities in Voya Retirement Moderate Portfolio and Voya Retirement Conservative Portfolio.

Underlying index funds have performed as expected, minimizing performance deviation relative to their respective strategic allocation benchmarks, gross of fees.

Current Strategy and Outlook: A lot of chatter in the markets is focusing on the low levels of volatility that prevailed in 2017 and whether 2018 will be the year that it returns. As usual, there are any number of geopolitical or other risks that could cause a temporary sell-off. That being said, we are heartened by the reality of macro fundamentals, which in our opinion include strong and synchronous global growth. We believe that this would put a cap on any weakness in risk assets or rises in volatility.

Equities had a strong run in 2017, driven equally by multiple expansion and earnings growth. Investors will likely find that earnings will have to do most of the heavy lifting in 2018, as equities have become more expensive at 19 times forward earnings. It’s not a bad thing to have an earnings-driven year for equities. Based on our models, we believe the S&P 500® Index should be able to deliver 10% earnings growth. While tax cuts can add more fuel to the earnings fire, they are largely already incorporated into equity prices.

We favored equities all year in 2017 and continue to do so going into 2018. The emerging markets were the darlings of last year, gaining over 30%. Even with a modest setback, lagging behind the U.S. in the fourth quarter, we believe they are the ultimate beneficiaries of stronger than expected global growth and at good valuations. Japan has been among our strongest views in the latter part of the year. In our view, the continued support from “Abenomics” and the central bank anchoring bond yields has produced solid growth and even modest inflation.

In the U.S., tax reform legislation has cleared the legislative hurdles to become law. We estimate the new policy will boost U.S. GDP growth by 0.3% in 2018 and 2019. The financial markets will have to digest some short- and longer-term consequences. We believe that Federal spending will likely grow more quickly in 2018 than it has for the last three years. With more fiscal stimulus comes larger deficits. Consensus expectations are for the U.S. budget deficit to reach 3.7% in 2018 and 5.0% in 2019. We also expect the U.S. Federal Reserve Board (“Fed”) to respond to faster growth to maintain its mandate for a stable labor market. Therefore, we think the Fed will have to raise interest rates four times in 2018. Raising short-term interest rates will likely continue to flatten the yield curve (the difference between the yields on two-year and 10-year Treasuries) but the flattening is unlikely to match the speed that it had in 2017. The long end of the yield curve is unlikely to be as firmly anchored as it was in 2017 in our opinion, as one-off effects of softer inflation and an increase in the global supply of bonds impact the market.

In our opinion, the Portfolios remain positioned for a positive global growth outlook. Our long held constructive view on the emerging markets remains, even in light of some temporary relative weakness. We think economic data are still a positive and not too much of a good thing. While mindful that the cycle may be late in calendar years, we see our economic activity models and earnings projections telling us equities can stay well supported.

*	Each Portfolio’s relative performance versus its respective benchmarks can be found on page 5.
(1)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2017.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT PORTFOLIOS

Total Returns for the Period Ended December 31, 2017
1 Year
Voya Retirement Conservative Portfolio, Class I	7.81%
S&P Target Risk® Conservative Index	9.97%
Voya Retirement Growth Portfolio, Class I	17.11%
S&P Target Risk Aggressive® Index	20.36%
Russell 3000® Index	21.13%
MSCI EAFE® Index	25.03%
Bloomberg Barclays U.S. Aggregate Bond (“BCAB”) Index	3.54%
Voya Retirement Moderate Portfolio, Class I	12.21%
S&P Target Risk® Moderate Index	12.06%
Russell 3000® Index	21.13%
MSCI EAFE® Index	25.03%
BCAB Index	3.54%
Voya Retirement Moderate Growth Portfolio, Class I	15.05%
S&P Target Risk® Growth Index	16.22%
Russell 3000® Index	21.13%
MSCI EAFE® Index	25.03%
BCAB Index	3.54%

Target Allocations as of December 31, 2017 (as a percentage of net assets)(1)
Asset	Conservative	Growth	Moderate	Moderate Growth
U.S. Large Cap Stocks	20%	32%	22%	29%
U.S. Mid Cap Stocks	6%	13%	9%	12%
U.S. Small Cap Stocks	0%	5%	3%	4%
International Stocks	4%	19%	12%	15%
Emerging Markets	0%	6%	4%	5%
Bonds	57%	25%	44%	35%
Treasury Inflation Protected Securities	13%	0%	6%	0%
Total	100%	100%	100%	100%

(1)	As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Retirement Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change.

5

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	7.76%	4.34%	3.67%
Class I	7.81%	4.48%	3.95%
S&P Target Risk® Conservative Index	9.97%	5.11%	4.40%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Conservative Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Conservative Portfolio into Voya Retirement Conservative Portfolio. The performance of ING LifeStyle Conservative Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Conservative Portfolio. The investment objectives and policies of ING LifeStyle Conservative Portfolio and Voya Retirement Conservative Portfolio differ in certain respects.

6

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	16.66%	8.92%	4.26%
Class I	17.11%	9.38%	4.73%
S&P Target Risk Aggressive® Index	20.36%	11.05%	6.42%
Russell 3000® Index	21.13%	15.58%	8.60%
MSCI EAFE® Index	25.03%	7.90%	1.94%
BCAB Index	3.54%	2.10%	4.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Growth Portfolio into Voya Retirement Growth Portfolio. The performance of ING LifeStyle Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Growth Portfolio. The investment objectives and policies of ING LifeStyle Growth Portfolio and Voya Retirement Growth Portfolio differ in certain respects.

7

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	11.82%	6.16%	3.98%
Class I	12.21%	6.51%	4.39%
S&P Target Risk® Moderate Index	12.06%	6.46%	4.55%
Russell 3000® Index	21.13%	15.58%	8.60%
MSCI EAFE® Index	25.03%	7.90%	1.94%
BCAB Index	3.54%	2.10%	4.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Moderate Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Portfolio into Voya Retirement Moderate Portfolio. The performance of ING LifeStyle Moderate Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Portfolio. The investment objectives and policies of ING LifeStyle Moderate Portfolio and Voya Retirement Moderate Portfolio differ in certain respects.

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PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT MODERATE GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	14.56%	8.05%	4.44%
Class I	15.05%	8.47%	4.89%
S&P Target Risk® Growth Index	16.22%	8.90%	5.50%
Russell 3000® Index	21.13%	15.58%	8.60%
MSCI EAFE® Index	25.03%	7.90%	1.94%
BCAB Index	3.54%	2.10%	4.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Moderate Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Growth Portfolio into Voya Retirement Moderate Growth Portfolio. The performance of ING LifeStyle Moderate Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Growth Portfolio. The investment objectives and policies of ING LifeStyle Moderate Growth Portfolio and Voya Retirement Moderate Growth Portfolio differ in certain respects.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**
Voya Retirement Conservative Portfolio
Class ADV	$1,000.00	$1,037.90	0.51%	$2.62	$1,000.00	$1,022.63	0.51%	$2.60
Class I	1,000.00	1,039.00	0.26	1.34	$1,000.00	1,023.89	0.26	1.33
Voya Retirement Growth Portfolio
Class ADV	$1,000.00	$1,080.00	0.68%	$3.57	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,082.40	0.26	1.36	1,000.00	1,023.89	0.26	1.33
Voya Retirement Moderate Portfolio
Class ADV	$1,000.00	$1,056.70	0.60%	$3.11	$1,000.00	$1,022.18	0.60%	$3.06
Class I	1,000.00	1,058.40	0.26	1.35	1,000.00	1,023.89	0.26	1.33
Voya Retirement Moderate Growth Portfolio
Class ADV	$1,000.00	$1,069.50	0.65%	$3.39	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	1,072.10	0.26	1.36	1,000.00	1,023.89	0.26	1.33

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio, and Voya Retirement Moderate Growth Portfolio (the “Funds”), each a series of Voya Investors Trust, including the portfolios of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 22, 2018

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$456,960,107	$3,069,306,112	$1,190,995,088	$2,136,850,841
Receivables:
Investments in affiliated underlying funds sold	—	4,532,312	427,404	1,472,703
Fund shares sold	117,970	36,285	3,475	70,364
Prepaid expenses	2,066	13,725	5,222	9,454
Other assets	16,149	166,750	61,079	110,443
Total assets	457,096,292	3,074,055,184	1,191,492,268	2,138,513,805
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	66,115	954	360	668
Payable for fund shares redeemed	52,124	4,568,597	430,879	1,543,066
Payable for investment management fees	93,595	637,675	264,550	441,204
Payable for distribution and shareholder service fees	98,257	1,101,247	340,709	701,623
Payable to trustees under the deferred compensation plan (Note 6)	16,149	166,750	61,079	110,443
Payable for trustee fees	2,407	16,143	6,172	11,151
Other accrued expenses and liabilities	40,939	298,585	123,663	249,911
Total liabilities	369,586	6,789,951	1,227,412	3,058,066
NET ASSETS	$456,726,706	$3,067,265,233	$1,190,264,856	$2,135,455,739
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$383,729,812	$2,516,458,969	$1,058,866,759	$1,803,561,287
Undistributed net investment income	8,230,675	47,193,314	19,989,938	34,084,049
Accumulated net realized gain	5,899,322	183,506,094	32,021,344	111,778,153
Net unrealized appreciation	58,866,897	320,106,856	79,386,815	186,032,250
NET ASSETS	$456,726,706	$3,067,265,233	$1,190,264,856	$2,135,455,739

* Cost of investments in affiliated underlying funds	$398,093,210	$2,749,199,256	$1,111,608,273	$1,950,818,591

Class ADV
Net assets	$456,709,888	$3,018,224,998	$1,170,685,311	$2,111,439,223
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	49,406,414	215,806,179	99,305,022	164,929,291
Net asset value and redemption price per share	$9.24	$13.99	$11.79	$12.80

Class I
Net assets	$16,818	$49,040,235	$19,579,545	$24,016,516
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,793	3,485,284	1,641,311	1,886,863
Net asset value and redemption price per share	$9.38	$14.07	$11.93	$12.73

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$10,029,709	$66,383,239	$25,949,330	$46,190,957
Total investment income	10,029,709	66,383,239	25,949,330	46,190,957

EXPENSES:
Investment management fees	1,155,227	7,751,291	2,963,558	5,354,350
Distribution and shareholder service fees:
Class ADV	2,406,696	15,905,172	6,079,105	11,036,030
Transfer agent fees	471	4,015	1,410	2,476
Shareholder reporting expense	11,675	60,200	24,625	41,190
Professional fees	22,467	109,075	47,675	76,675
Custody and accounting expense	38,235	241,850	100,825	186,000
Trustee fees	19,254	129,141	49,378	89,207
Miscellaneous expense	24,369	127,711	54,891	86,628
Interest expense	7	460	124	225
Total expenses	3,678,401	24,328,915	9,321,591	16,872,781
Waived and reimbursed fees	(1,193,720)	(2,388,922)	(1,929,492)	(2,441,145)
Net expenses	2,484,681	21,939,993	7,392,099	14,431,636
Net investment income	7,545,028	44,443,246	18,557,231	31,759,321
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	5,907,144	123,826,092	19,581,524	72,923,530
Capital gain distributions from affiliated underlying funds	7,550,345	98,701,783	26,476,104	61,588,525
Net realized gain	13,457,489	222,527,875	46,057,628	134,512,055
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	15,027,912	231,430,770	73,522,526	138,360,381
Net change in unrealized appreciation (depreciation)	15,027,912	231,430,770	73,522,526	138,360,381
Net realized and unrealized gain	28,485,401	453,958,645	119,580,154	272,872,436
Increase in net assets resulting from operations	$36,030,429	$498,401,891	$138,137,385	$304,631,757

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Conservative Portfolio		Voya Retirement Growth Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$7,545,028	$6,094,190	$44,443,246	$50,811,718
Net realized gain	13,457,489	9,870,514	222,527,875	254,508,102
Net change in unrealized appreciation (depreciation)	15,027,912	7,598,063	231,430,770	(64,300,820)
Increase in net assets resulting from operations	36,030,429	23,562,767	498,401,891	241,019,000

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(6,716,321)	(7,882,876)	(55,056,608)	(75,408,383)
Class I	(15)	(16)	(994,493)	(1,296,633)
Net realized gains:
Class ADV	(10,273,235)	(11,880,325)	(214,903,402)	(174,148,380)
Class I	(20)	(20)	(3,071,659)	(2,444,163)
Total distributions	(16,989,591)	(19,763,237)	(274,026,162)	(253,297,559)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	29,277,553	87,151,831	13,955,015	11,905,622
Reinvestment of distributions	16,989,556	19,763,201	274,026,162	253,297,559
	46,267,109	106,915,032	287,981,177	265,203,181
Cost of shares redeemed	(116,167,526)	(89,476,340)	(768,189,676)	(588,443,179)
Net increase (decrease) in net assets resulting from capital share transactions	(69,900,417)	17,438,692	(480,208,499)	(323,239,998)
Net increase (decrease) in net assets	(50,859,579)	21,238,222	(255,832,770)	(335,518,557)

NET ASSETS:
Beginning of year or period	507,586,285	486,348,063	3,323,098,003	3,658,616,560
End of year or period	$456,726,706	$507,586,285	$3,067,265,233	$3,323,098,003
Undistributed net investment income at end of year or period	$8,230,675	$6,704,961	$47,193,314	$55,919,200

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Moderate Portfolio		Voya Retirement Moderate Growth Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$18,557,231	$18,117,501	$31,759,321	$35,298,018
Net realized gain	46,057,628	65,677,159	134,512,055	151,935,549
Net change in unrealized appreciation (depreciation)	73,522,526	(8,074,379)	138,360,381	(30,135,916)
Increase in net assets resulting from operations	138,137,385	75,720,281	304,631,757	157,097,651

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(19,589,019)	(25,867,529)	(38,434,704)	(51,576,147)
Class I	(361,816)	(419,575)	(498,154)	(560,372)
Net realized gains:
Class ADV	(66,648,732)	(64,370,654)	(152,653,090)	(198,390,694)
Class I	(999,536)	(870,022)	(1,592,943)	(1,781,449)
Total distributions	(87,599,103)	(91,527,780)	(193,178,891)	(252,308,662)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,487,338	13,785,109	12,200,146	13,469,628
Reinvestment of distributions	87,599,103	91,527,780	193,178,891	252,308,662
	104,086,441	105,312,889	205,379,037	265,778,290
Cost of shares redeemed	(239,639,958)	(221,157,066)	(479,427,511)	(416,192,244)
Net decrease in net assets resulting from capital share transactions	(135,553,517)	(115,844,177)	(274,048,474)	(150,413,954)
Net decrease in net assets	(85,015,235)	(131,651,676)	(162,595,608)	(245,624,965)

NET ASSETS:
Beginning of year or period	1,275,280,091	1,406,931,767	2,298,051,347	2,543,676,312
End of year or period	$1,190,264,856	$1,275,280,091	$2,135,455,739	$2,298,051,347
Undistributed net investment income at end of year or period	$19,989,938	$19,905,686	$34,084,049	$38,854,295

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Conservative Portfolio
Class ADV
12-31-17	8.89	0.14	•	0.54	0.68	0.13	0.20	—	0.33	—	9.24	7.76	0.76	0.51	0.51	1.57	456,710	15
12-31-16	8.81	0.09		0.32	0.41	0.13	0.20	—	0.33	—	8.89	4.68	0.76	0.51	0.51	1.17	507,585	23
12-31-15	9.36	0.13		(0.20)	(0.07)	0.14	0.34	—	0.48	—	8.81	(0.80)	0.76	0.51	0.51	1.37	486,347	21
12-31-14	9.46	0.12	•	0.43	0.55	0.30	0.35	—	0.65	—	9.36	5.88	0.77	0.52	0.52	1.28	523,521	13
12-31-13	9.48	0.09	•	0.32	0.41	0.31	0.12	—	0.43	—	9.46	4.37	0.77	0.52	0.52	0.98	575,566	26
Class I
12-31-17	9.04	0.31	•	0.39	0.70	0.16	0.20	—	0.36	—	9.38	7.81	0.26	0.26	0.26	3.44	17	15
12-31-16	8.97	0.14		0.29	0.43	0.16	0.20	—	0.36	—	9.04	4.73	0.26	0.26	0.26	1.52	1	23
12-31-15	9.52	0.16		(0.20)	(0.04)	0.17	0.34	—	0.51	—	8.97	(0.50)	0.26	0.26	0.26	1.72	1	21
12-31-14	9.62	0.16		0.42	0.58	0.33	0.35	—	0.68	—	9.52	6.09	0.27	0.27	0.27	1.61	1	13
12-31-13	9.65	0.13		0.29	0.42	0.33	0.12	—	0.45	—	9.62	4.45	0.27	0.27	0.27	1.35	1	26
Voya Retirement Growth Portfolio
Class ADV
12-31-17	13.10	0.19	•	1.91	2.10	0.25	0.96	—	1.21	—	13.99	16.66	0.76	0.68	0.68	1.37	3,018,225	11
12-31-16	13.14	0.19	•	0.76	0.95	0.30	0.69	—	0.99	—	13.10	7.31	0.76	0.68	0.68	1.45	3,275,638	17
12-31-15	13.63	0.22	•	(0.49)	(0.27)	0.22	—	—	0.22	—	13.14	(2.03)	0.76	0.68	0.68	1.59	3,611,216	16
12-31-14	13.15	0.16	•	0.54	0.70	0.22	—	—	0.22	—	13.63	5.33	0.76	0.68	0.68	1.21	4,266,570	11
12-31-13	11.29	0.17	•	1.92	2.09	0.23	—	—	0.23	—	13.15	18.66	0.76	0.68	0.68	1.39	4,698,281	21
Class I
12-31-17	13.18	0.25	•	1.91	2.16	0.31	0.96	—	1.27	—	14.07	17.11	0.26	0.26	0.26	1.84	49,040	11
12-31-16	13.22	0.25		0.76	1.01	0.36	0.69	—	1.05	—	13.18	7.80	0.26	0.26	0.26	1.93	47,460	17
12-31-15	13.72	0.28		(0.49)	(0.21)	0.29	—	—	0.29	—	13.22	(1.62)	0.26	0.26	0.26	2.03	47,401	16
12-31-14	13.24	0.22	•	0.54	0.76	0.28	—	—	0.28	—	13.72	5.73	0.26	0.26	0.26	1.65	51,316	11
12-31-13	11.36	0.23	•	1.93	2.16	0.28	—	—	0.28	—	13.24	19.21	0.26	0.26	0.26	1.83	52,418	21
Voya Retirement Moderate Portfolio
Class ADV
12-31-17	11.35	0.17	•	1.14	1.31	0.20	0.67	—	0.87	—	11.79	11.82	0.76	0.60	0.60	1.50	1,170,685	12
12-31-16	11.49	0.15	•	0.51	0.66	0.23	0.57	—	0.80	—	11.35	5.78	0.76	0.60	0.60	1.34	1,257,324	15
12-31-15	12.68	0.18	•	(0.35)	(0.17)	0.11	0.91	—	1.02	—	11.49	(1.57)	0.76	0.60	0.60	1.47	1,387,932	18
12-31-14	12.40	0.16	•	0.49	0.65	0.37	—	—	0.37	—	12.68	5.24	0.76	0.60	0.60	1.26	1,621,085	10
12-31-13	11.58	0.14	•	1.01	1.15	0.33	—	—	0.33	—	12.40	10.05	0.76	0.60	0.60	1.17	1,786,063	20
Class I
12-31-17	11.48	0.22		1.14	1.36	0.24	0.67	—	0.91	—	11.93	12.21	0.26	0.26	0.26	1.86	19,580	12
12-31-16	11.62	0.20	•	0.51	0.71	0.28	0.57	—	0.85	—	11.48	6.12	0.26	0.26	0.26	1.68	17,956	15
12-31-15	12.82	0.23		(0.36)	(0.13)	0.16	0.91	—	1.07	—	11.62	(1.24)	0.26	0.26	0.26	1.81	19,000	18
12-31-14	12.53	0.21		0.50	0.71	0.42	—	—	0.42	—	12.82	5.64	0.26	0.26	0.26	1.62	21,914	10
12-31-13	11.71	0.19	•	1.00	1.19	0.37	—	—	0.37	—	12.53	10.32	0.26	0.26	0.26	1.54	21,892	20

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Moderate Growth Portfolio
Class ADV
12-31-17	12.23	0.18	•	1.53	1.71	0.23	0.91	—	1.14	—	12.80	14.56	0.76	0.65	0.65	1.42	2,111,439	10
12-31-16	12.76	0.18	•	0.67	0.85	0.28	1.10	—	1.38	—	12.23	6.81	0.76	0.65	0.65	1.46	2,275,963	16
12-31-15	13.54	0.21	•	(0.40)	(0.19)	0.22	0.37	—	0.59	—	12.76	(1.59)	0.76	0.65	0.65	1.56	2,521,814	16
12-31-14	13.02	0.16	•	0.58	0.74	0.22	—	—	0.22	—	13.54	5.68	0.76	0.65	0.65	1.24	2,930,279	11
12-31-13	11.49	0.17	•	1.62	1.79	0.26	—	—	0.26	—	13.02	15.73	0.76	0.65	0.65	1.39	3,173,203	21
Class I
12-31-17	12.17	0.24		1.52	1.76	0.29	0.91	—	1.20	—	12.73	15.05	0.26	0.26	0.26	1.84	24,017	10
12-31-16	12.71	0.24		0.66	0.90	0.34	1.10	—	1.44	—	12.17	7.25	0.26	0.26	0.26	1.86	22,088	16
12-31-15	13.50	0.26	•	(0.40)	(0.14)	0.28	0.37	—	0.65	—	12.71	(1.24)	0.26	0.26	0.26	1.95	21,862	16
12-31-14	12.98	0.23		0.56	0.79	0.27	—	—	0.27	—	13.50	6.11	0.26	0.26	0.26	1.65	24,595	11
12-31-13	11.46	0.22	•	1.61	1.83	0.31	—	—	0.31	—	12.98	16.13	0.26	0.26	0.26	1.79	24,996	21

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of twenty-four active separate investment series. The four series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Retirement Conservative Portfolio (“Conservative”), Voya Retirement Growth Portfolio (“Growth”), Voya Retirement Moderate Portfolio (“Moderate”) and Voya Retirement Moderate Growth Portfolio (“Moderate Growth”), each a diversified series of the Trust.

The classes of shares included in this report are: Adviser (“Class ADV”) and Institutional (“Class I”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company serves as the Investment Adviser to the Portfolios. Prior to May 1, 2017, Directed Services LLC, a Delaware limited liability company, served as the investment adviser to the Portfolios. There were no changes to the services provided or the fees charged to the Portfolios upon the replacement of Directed Services LLC with Voya Investments. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2017, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Conservative	$72,274,370	$151,644,602
Growth	368,340,143	1,078,278,386
Moderate	142,672,515	347,286,533
Moderate Growth	224,336,326	659,886,343

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

management fee, computed daily and payable monthly, based on: 0.24% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds and 0.34% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service and distribution plan (the “Agreement”) for the Class ADV shares of each Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services and the distribution of shares to direct or indirect beneficial owners of Class ADV shares. Under the Agreement, each Portfolio makes payments to the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.25% of each Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.2480%, 0.0751%, 0.1587% and 0.1106% of the distribution fee for the Class ADV shares of Conservative, Growth, Moderate and Moderate Growth, respectively. The actual distribution fee to be paid by Conservative, Growth, Moderate and Moderate Growth is at an annual rate of 0.002%, 0.1749%, 0.0913% and 0.1394%, respectively. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Conservative	19.02%
	Moderate	6.68
Voya Insurance and Annuity Company	Conservative	78.45
	Growth	94.15
	Moderate	87.99
	Moderate Growth	92.52

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7— EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I
Conservative	0.92%	0.67%
Growth	1.07%	0.82%
Moderate	1.00%	0.75%
Moderate Growth	1.04%	0.79%

(1)	The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

The Expense Limitation Agreement is contractual through May 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 19, 2017, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The below Portfolios utilized the line of credit during the year ended December 31, 2017:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Moderate	1	$1,437,000	2.16%
Moderate Growth	1	1,206,000	2.16

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)

Conservative
Class ADV
12/31/2017	3,221,520	—	1,898,274	(12,779,206)	(7,659,412)	29,261,775	—	16,989,556	(116,167,514)	(69,916,183)
12/31/2016	9,679,466	—	2,203,255	(9,995,283)	1,887,438	87,151,831	—	19,763,201	(89,476,340)	17,438,692
Class I
12/31/2017	1,693	—	—	(1)	1,692	15,778	—	—	(12)	15,766
12/31/2016	—	—	—	—	—	—	—	—	—	—
Growth
Class ADV
12/31/2017	870,429	—	20,576,220	(55,752,422)	(34,305,773)	11,860,114	—	269,960,010	(760,129,369)	(478,309,245)
12/31/2016	664,234	—	19,420,760	(44,812,694)	(24,727,700)	8,588,177	—	249,556,763	(581,633,408)	(323,488,468)
Class I
12/31/2017	154,115	—	308,743	(579,802)	(116,944)	2,094,901	—	4,066,152	(8,060,307)	(1,899,254)
12/31/2016	248,830	—	289,984	(521,751)	17,063	3,317,445	—	3,740,796	(6,809,771)	248,470
Moderate
Class ADV
12/31/2017	1,321,390	—	7,658,770	(20,445,277)	(11,465,117)	15,419,621	—	86,237,751	(238,053,660)	(136,396,288)
12/31/2016	1,105,394	—	7,971,571	(19,071,593)	(9,994,628)	12,636,020	—	90,238,183	(217,882,636)	(115,008,433)
Class I
12/31/2017	91,713	—	119,732	(134,097)	77,348	1,067,717	—	1,361,352	(1,586,298)	842,771
12/31/2016	99,377	—	112,825	(283,132)	(70,930)	1,149,089	—	1,289,597	(3,274,430)	(835,744)
Moderate Growth
Class ADV
12/31/2017	823,446	—	15,792,380	(37,827,397)	(21,211,571)	10,380,635	—	191,087,794	(476,322,377)	(274,853,948)
12/31/2016	945,437	—	20,709,763	(33,178,325)	(11,523,125)	11,760,935	—	249,966,841	(413,227,873)	(151,500,097)
Class I
12/31/2017	146,834	—	174,113	(249,318)	71,629	1,819,511	—	2,091,097	(3,105,134)	805,474
12/31/2016	138,879	—	195,315	(238,708)	95,486	1,708,693	—	2,341,821	(2,964,371)	1,086,143

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2017(1):

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Conservative	$697,022	$(697,022)
Growth	2,881,969	(2,881,969)
Moderate	1,477,856	(1,477,856)
Moderate Growth	2,403,291	(2,403,291)

(1)	Amounts primarily relate to the treatment of short-term capital gains as ordinary income for tax purposes.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Conservative	$7,010,595	$9,978,996	$8,077,458	$11,685,779
Growth	56,051,101	217,975,061	76,705,016	176,592,543
Moderate	19,971,165	67,627,938	26,287,104	65,240,676
Moderate Growth	38,932,858	154,246,033	52,136,519	200,172,143

The tax-basis components of distributable earnings as of December 31, 2017 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Conservative	$8,430,417	$11,876,929	$52,699,908
Growth	47,929,234	223,128,551	279,875,236
Moderate	20,032,519	47,902,070	63,504,139
Moderate Growth	34,332,841	137,022,910	160,613,180

At December 31, 2017, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2017, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

NOTE 11 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

23

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
252,711	Voya Australia Index Portfolio — Class I	$2,350,215	0.5
481,576	Voya Euro STOXX 50® Index Portfolio — Class I	5,533,311	1.2
475,462	Voya FTSE 100 Index® Portfolio — Class I	4,726,091	1.0
67,022	Voya Hang Seng Index Portfolio — Class I	1,184,951	0.3
365,673	Voya Japan TOPIX Index® Portfolio — Class I	4,647,709	1.0
1,735,558	Voya RussellTM Mid Cap Index Portfolio — Class I	28,254,891	6.2
24,303,017	Voya U.S. Bond Index Portfolio — Class I	257,368,953	56.4
5,979,405	Voya U.S. Stock Index Portfolio — Class I	93,816,858	20.6

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
6,115,645	VY® BlackRock Inflation Protected Bond Portfolio — Class I	$59,077,128	12.9

	Total Mutual Funds (Cost $398,093,210)	456,960,107	100.1
	Liabilities in Excess of Other Assets	(233,401)	(0.1)
	Net Assets	$456,726,706	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Mutual Funds	$456,960,107	$ —	$ —	$456,960,107
Total Investments, at fair value	$456,960,107	$ —	$ —	$456,960,107

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2017, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2017	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$2,524,249	$212,182	$(721,541)	$335,325	$2,350,215	$83,252	$41,352	$—
Voya Euro STOXX 50® Index Portfolio — Class I	6,816,700	452,507	(2,413,638)	677,742	5,533,311	250,958	494,543	—
Voya FTSE 100 Index® Portfolio — Class I	5,191,499	511,000	(1,742,235)	765,827	4,726,091	188,646	(134,624)	162,598
Voya Hang Seng Index Portfolio — Class I	1,213,633	54,227	(416,403)	333,494	1,184,951	14,082	66,284	—
Voya Japan TOPIX Index® Portfolio — Class I	5,007,708	384,197	(1,414,115)	669,919	4,647,709	104,227	243,443	119,389
Voya RussellTM Mid Cap Index Portfolio — Class I	30,648,395	3,511,983	(7,806,961)	1,901,474	28,254,891	428,516	539,024	1,963,727
Voya U.S. Bond Index Portfolio — Class I	262,554,940	51,151,781	(58,165,978)	1,828,210	257,368,953	6,082,659	(431,643)	713,194
Voya U.S. Stock Index Portfolio — Class I	102,914,379	9,382,915	(25,451,247)	6,970,811	93,816,858	1,579,856	5,951,455	4,591,437

See Accompanying Notes to Financial Statements

24

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2017	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® BlackRock Inflation Protected Bond Portfolio — Class I	$90,973,436	$6,613,578	$(40,054,996)	$1,545,110	$59,077,128	$1,297,513	$(862,690)	$—
	$507,844,939	$72,274,370	$(138,187,114)	$15,027,912	$456,960,107	$10,029,709	$5,907,144	$7,550,345

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $404,260,199.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$52,699,908
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$52,699,908

See Accompanying Notes to Financial Statements

25

VOYA RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
5,864,223	Voya Australia Index Portfolio — Class I	$54,537,277	1.8
14,483,094	Voya Emerging Markets Index Portfolio — Class I	186,107,762	6.1
16,591,352	Voya Euro STOXX 50® Index Portfolio — Class I	190,634,631	6.2
14,969,916	Voya FTSE 100 Index® Portfolio — Class I	148,800,965	4.8
1,333,444	Voya Hang Seng Index Portfolio — Class I	23,575,294	0.8
12,729,038	Voya Japan TOPIX Index® Portfolio — Class I	161,786,067	5.3
24,939,655	Voya RussellTM Mid Cap Index Portfolio — Class I	406,017,585	13.2

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
9,835,962	Voya RussellTM Small Cap Index Portfolio — Class I	$154,031,170	5.0
70,652,355	Voya U.S. Bond Index Portfolio — Class I	748,208,440	24.4
63,454,871	Voya U.S. Stock Index Portfolio — Class I	995,606,921	32.5
	Total Mutual Funds
	(Cost $2,749,199,256)	3,069,306,112	100.1
	Liabilities in Excess of Other Assets	(2,040,879)	(0.1)
	Net Assets	$3,067,265,233	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Mutual Funds	$3,069,306,112	$ —	$ —	$3,069,306,112
Total Investments, at fair value	$3,069,306,112	$ —	$ —	$3,069,306,112

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2017, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2017	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$78,051,383	$2,679,637	$(40,522,101)	$14,328,358	$54,537,277	$2,591,580	$(4,753,541)	$—
Voya Emerging Markets Index Portfolio — Class I	197,208,055	3,478,370	(74,145,532)	59,566,869	186,107,762	3,245,864	(503,299)	—
Voya Euro STOXX 50® Index Portfolio — Class I	210,049,042	8,035,607	(59,990,974)	32,540,956	190,634,631	7,797,923	5,274,237	—
Voya FTSE 100 Index® Portfolio — Class I	160,044,254	15,303,482	(57,177,858)	30,631,087	148,800,965	5,856,801	(10,786,508)	5,048,121
Voya Hang Seng Index Portfolio — Class I	37,540,244	693,879	(21,602,194)	6,943,365	23,575,294	438,363	3,182,653	—
Voya Japan TOPIX Index® Portfolio — Class I	154,508,943	24,083,462	(37,705,479)	20,899,141	161,786,067	3,237,059	10,121,797	3,707,952
Voya RussellTM Mid Cap Index Portfolio — Class I	497,605,106	40,902,690	(123,521,827)	(8,968,384)	406,017,585	7,001,361	43,501,549	32,084,626
Voya RussellTM Small Cap Index Portfolio — Class I	100,827,700	77,194,954	(35,709,376)	11,717,892	154,031,170	1,024,797	798,489	6,560,285

See Accompanying Notes to Financial Statements

26

VOYA RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2017	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya U.S. Bond Index Portfolio — Class I	$820,090,128	$118,646,803	$(204,158,600)	$13,630,109	$748,208,440	$18,366,801	$(9,130,074)	$2,098,061
Voya U.S. Stock Index Portfolio — Class I	1,069,360,855	77,321,259	(201,216,570)	50,141,377	995,606,921	16,822,690	86,120,789	49,202,738
	$3,325,285,710	$368,340,143	$(855,750,511)	$231,430,770	$3,069,306,112	$66,383,239	$123,826,092	$98,701,783

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $2,789,430,876.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$336,287,019
Gross Unrealized Depreciation	(56,411,783)
Net Unrealized Appreciation	$279,875,236

See Accompanying Notes to Financial Statements

27

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
1,310,645	Voya Australia Index Portfolio — Class I	$12,188,994	1.0
3,772,798	Voya Emerging Markets Index Portfolio — Class I	48,480,456	4.1
4,245,913	Voya Euro STOXX 50® Index Portfolio — Class I	48,785,543	4.1
3,698,733	Voya FTSE 100 Index® Portfolio — Class I	36,765,404	3.1
346,960	Voya Hang Seng Index Portfolio — Class I	6,134,259	0.5
3,080,395	Voya Japan TOPIX Index® Portfolio — Class I	39,151,814	3.3
6,748,215	Voya RussellTM Mid Cap Index Portfolio — Class I	109,860,936	9.2
2,307,000	Voya RussellTM Small Cap Index Portfolio —Class I	36,127,618	3.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
48,650,452	Voya U.S. Bond Index Portfolio — Class I	$515,208,291	43.3
17,054,330	Voya U.S. Stock Index Portfolio — Class I	267,582,445	22.5
7,319,806	VY® BlackRock Inflation Protected Bond Portfolio — Class I	70,709,328	6.0
	Total Mutual Funds
	(Cost $1,111,608,273)	1,190,995,088	100.1
	Liabilities in Excess of Other Assets	(730,232)	(0.1)
	Net Assets	$1,190,264,856	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Mutual Funds	$1,190,995,088	$ —	$ —	$1,190,995,088
Total Investments, at fair value	$1,190,995,088	$ —	$ —	$1,190,995,088

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2017, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2017	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$18,961,239	$655,682	$(10,886,504)	$3,458,577	$12,188,994	$632,688	$(1,296,968)	$—
Voya Emerging Markets Index Portfolio — Class I	50,678,010	909,790	(18,186,716)	15,079,372	48,480,456	837,881	36,214	—
Voya Euro STOXX 50® Index Portfolio — Class I	51,183,609	1,979,943	(13,058,463)	8,680,454	48,785,543	1,907,175	566,604	—
Voya FTSE 100 Index® Portfolio — Class I	38,986,602	3,138,198	(12,748,572)	7,389,176	36,765,404	1,433,482	(2,556,273)	1,235,553
Voya Hang Seng Index Portfolio — Class I	9,119,543	118,462	(4,906,745)	1,802,999	6,134,259	107,003	706,653	—
Voya Japan TOPIX Index® Portfolio — Class I	37,613,022	4,180,588	(7,917,129)	5,275,333	39,151,814	791,955	2,140,042	907,160
Voya RussellTM Mid Cap Index Portfolio — Class I	127,873,817	10,271,034	(32,102,027)	3,818,112	109,860,936	1,808,989	5,422,962	8,289,923
Voya RussellTM Small Cap Index Portfolio — Class I	25,909,993	15,435,695	(6,589,245)	1,371,175	36,127,618	264,835	1,375,418	1,695,352

See Accompanying Notes to Financial Statements

28

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2017	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya U.S. Bond Index Portfolio — Class I	$531,058,789	$80,743,679	$(103,876,603)	$7,282,426	$515,208,291	$12,203,229	$(4,386,431)	$1,414,283
Voya U.S. Stock Index Portfolio — Class I	283,391,526	18,173,127	(48,066,526)	14,084,318	267,582,445	4,497,293	22,047,545	12,933,833
VY® BlackRock Inflation Protected Bond Portfolio — Class I	101,252,801	7,066,317	(42,890,374)	5,280,584	70,709,328	1,464,800	(4,474,242)	—
	$1,276,028,951	$142,672,515	$(301,228,904)	$73,522,526	$1,190,995,088	$25,949,330	$19,581,524	$26,476,104

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $1,127,490,949.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$88,651,278
Gross Unrealized Depreciation	(25,147,139)
Net Unrealized Appreciation	$63,504,139

See Accompanying Notes to Financial Statements

29

VOYA RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
3,510,099	Voya Australia Index Portfolio — Class I	$32,643,919	1.5
8,428,610	Voya Emerging Markets Index Portfolio — Class I	108,307,637	5.1
9,362,091	Voya Euro STOXX 50® Index Portfolio — Class I	107,570,427	5.0
8,253,421	Voya FTSE 100 Index® Portfolio — Class I	82,039,006	3.9
620,637	Voya Hang Seng Index Portfolio — Class I	10,972,871	0.5
6,771,822	Voya Japan TOPIX Index® Portfolio — Class I	86,069,858	4.0
16,072,116	Voya RussellTM Mid Cap Index Portfolio — Class I	261,654,056	12.3

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
5,494,603	Voya RussellTM Small Cap Index Portfolio — Class I	$86,045,484	4.0
69,087,720	Voya U.S. Bond Index Portfolio — Class I	731,638,953	34.3
40,147,140	Voya U.S. Stock Index Portfolio — Class I	629,908,630	29.5
	Total Mutual Funds
	(Cost $1,950,818,591)	2,136,850,841	100.1
	Liabilities in Excess of Other Assets	(1,395,102)	(0.1)
	Net Assets	$2,135,455,739	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Mutual Funds	$2,136,850,841	$—	$—	$2,136,850,841
Total Investments, at fair value	$2,136,850,841	$—	$—	$2,136,850,841

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2017, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2017	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$42,732,736	$1,442,376	$(19,429,992)	$7,898,799	$32,643,919	$1,424,338	$(2,370,643)	$—
Voya Emerging Markets Index Portfolio — Class I	113,893,385	1,930,916	(41,447,066)	33,930,402	108,307,637	1,881,568	120,753	—
Voya Euro STOXX 50® Index Portfolio — Class I	114,860,235	4,336,800	(30,936,820)	19,310,212	107,570,427	4,289,384	1,518,565	—
Voya FTSE 100 Index® Portfolio — Class I	87,437,345	7,744,643	(29,400,372)	16,257,390	82,039,006	3,216,472	(5,405,402)	2,772,357
Voya Hang Seng Index Portfolio — Class I	20,337,034	246,929	(12,942,829)	3,331,737	10,972,871	238,335	1,807,247	—
Voya Japan TOPIX Index® Portfolio — Class I	84,542,495	8,913,993	(19,188,442)	11,801,812	86,069,858	1,778,076	4,676,877	2,036,732
Voya RussellTM Mid Cap Index Portfolio — Class I	298,684,102	23,702,321	(60,912,023)	179,656	261,654,056	4,222,990	22,064,316	19,352,388
Voya RussellTM Small Cap Index Portfolio — Class I	69,812,272	30,762,333	(18,084,579)	3,555,458	86,045,484	713,300	2,617,007	4,566,222

See Accompanying Notes to Financial Statements

30

VOYA RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2017	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya U.S. Bond Index Portfolio — Class I	$795,765,899	$99,879,481	$(176,219,786)	$12,213,359	$731,638,953	$17,814,401	$(7,770,564)	$2,030,889
Voya U.S. Stock Index Portfolio — Class I	671,462,919	45,376,534	(116,812,379)	29,881,556	629,908,630	10,612,093	55,665,374	30,829,937
	$2,299,528,422	$224,336,326	$(525,374,288)	$138,360,381	$2,136,850,841	$46,190,957	$72,923,530	$61,588,525

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $1,976,237,661.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$200,044,919
Gross Unrealized Depreciation	(39,431,739)
Net Unrealized Appreciation	$160,613,180

See Accompanying Notes to Financial Statements

31

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2017 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Retirement Conservative Portfolio
Class ADV	NII	$0.1301
Class I	NII	$0.1554
All Classes	STCG	$0.0057
All Classes	LTCG	$0.1933
Voya Retirement Growth Portfolio
Class ADV	NII	$0.2472
Class I	NII	$0.3124
All Classes	LTCG	$0.9649
Voya Retirement Moderate Portfolio
Class ADV	NII	$0.1956
Class I	NII	$0.2409
All Classes	STCG	$0.0002
All Classes	LTCG	$0.6653
Voya Retirement Moderate Growth Portfolio
Class ADV	NII	$0.2301
Class I	NII	$0.2858
All Classes	LTCG	$0.9139

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2017, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Retirement Conservative Portfolio	37.31%
Voya Retirement Growth Portfolio	54.96%
Voya Retirement Moderate Portfolio	41.29%
Voya Retirement Moderate Growth Portfolio	49.92%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Retirement Conservative Portfolio	$9,978,996
Voya Retirement Growth Portfolio	$217,975,061
Voya Retirement Moderate Portfolio	$67,627,938
Voya Retirement Moderate Growth Portfolio	$154,246,033

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2017:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Retirement Conservative Portfolio	$23,058	$0.0005	5.33%
Voya Retirement Growth Portfolio	$1,169,837	$0.0053	29.77%
Voya Retirement Moderate Portfolio	$296,252	$0.0029	18.82%
Voya Retirement Moderate Growth Portfolio	$653,167	$0.0039	23.70%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

32

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (23 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006–Present	Consultant (May 2001–Present).	151	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009– September 2012).	151	None.

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*: (continued)

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 1994–Present	Retired.	151	None.

Trustee who is an “interested person”:

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006– Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005– Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management(March 2006–Present); andVoya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2018.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*	Effective December 31, 2017, Peter S. Drotch retired as a Trustee of the Board.

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010–Present). Anti-Money Laundering Officer Voya Financial, Inc. (January 2013–Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997– March 2014).

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016–Present
Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014); Assistant Vice President, Senior Project Manager (May 2008–May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012 –Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

36

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2017, the Board, including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Investors Trust (the “Trust”), on behalf of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Growth Portfolio, and Voya Retirement Moderate Portfolio, each a series of the Trust (“the Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2017, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contract and Sub-Advisory Contract in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of each

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.

Portfolio Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category, Selected Peer Group and primary benchmark. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, by the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fee rates, the Board considered that breakpoints would inure to the benefit of the Manager.

Information Regarding Services to Other Clients

The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Portfolios and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Portfolios and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Portfolio first was organized; differences in the original sponsors; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Portfolio’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Portfolio asset levels and flows as of August 31, 2017, and September 30, 2017. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Retirement Conservative Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Retirement Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the year-to-date and five-year periods, and the fourth quintile for the one-year period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Growth Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Retirement Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year and ten-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the year-to-date and five-year periods, and the fourth quintile for the one-year and ten-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s discussion of the Portfolio’s favorable performance during certain periods; (2) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment objective; and (3) that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected peer Group.

In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Moderate Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Retirement Moderate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year and ten-year periods, during which it underperformed; (2) the Portfolio

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and three-year periods, the second quintile for the five-year period, the third quintile for the one-year period, and the fourth quintile for the ten-year period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Moderate Growth Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Retirement Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year and ten-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the one-year, three-year and five-year periods, and the fourth quintile for the ten-year period.

In analyzing this performance data, the Board took into account: (1) Management’s discussion of the Portfolio’s favorable performance during certain periods; and (2) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment objective.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-RETADVI (1217-021618)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $612,231 for the year ended December 31, 2017 and $639,436 for the year ended December 31, 2016.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $67,500 for the year ended December 31, 2017 and $63,125 for the year ended December 31, 2016.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $135,881 for the year ended December 31, 2017 and $142,082 for the year ended December 31, 2016. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2017 and $0 for the year ended December 31, 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 11, 2016

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2017 to December 31, 2017

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2017 and December 31, 2016; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2017	2016
Voya Investors Trust	$203,381	$205,207
Voya Investments, LLC (1)	$122,200	$93,650

__________________________________

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Investors Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VY® BlackRock Inflation Protected Bond Portfolio, VY® Clarion Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, VY® T. Rowe Price International Stock Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya Multi-Manager Large Cap Core Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio, VY® Franklin Income Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton Global Growth Portfolio (the “Funds”), each a series of Voya Investors Trust, including the summary portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of December 31, 2017 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

February 22, 2018

VY® Clarion Global Real Estate Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Australia: 5.0%
158,086		Dexus	1,199,646	0.4
768,330		GPT Group	3,056,284	1.0
2,160,704		Mirvac Group	3,951,502	1.2
1,284,361		Scentre Group	4,189,549	1.3
480,058		Westfield Corp.	3,546,760	1.1
			15,943,741	5.0

		Austria: 0.3%
23,241		BUWOG AG	800,932	0.3

		Canada: 2.0%
47,500		Canadian Real Estate Investment Trust	1,749,602	0.6
15,700		Chartwell Retirement Residences	203,088	0.1
81,500		H&R Real Estate Investment Trust	1,384,917	0.4
193,300		Pure Industrial Real Estate Trust	1,041,083	0.3
79,200		SmartCentres Real Estate Investment Trust	1,947,551	0.6
			6,326,241	2.0

		France: 4.9%
25,364		Gecina S.A.	4,683,624	1.5
128,647		Klepierre	5,654,582	1.7
21,387		Unibail-Rodamco SE	5,382,065	1.7
			15,720,271	4.9

		Germany: 5.1%
43,651	(1)	ADO Properties SA	2,209,392	0.7
350,589		Aroundtown SA	2,698,910	0.8
19,998		LEG Immobilien AG	2,282,783	0.7
50,290		TAG Immobilien AG	954,659	0.3
167,034		Vonovia SE	8,276,060	2.6
			16,421,804	5.1

		Hong Kong: 9.3%
1,361,000		CK Asset Holdings Ltd.	11,864,068	3.7
927,500		Link REIT	8,581,058	2.7
358,000		Sun Hung Kai Properties Ltd.	5,960,363	1.8
652,800		Swire Properties Ltd.	2,105,577	0.7
202,000	(2)	Wharf Real Estate Investment Co. Ltd.	1,344,452	0.4
			29,855,518	9.3

		Japan: 9.8%
1,662		AEON REIT Investment Corp.	1,747,921	0.5
623		Hulic Reit, Inc.	906,785	0.3
1,989		Japan Hotel REIT Investment Corp.	1,334,532	0.4
618		Japan Retail Fund Investment Corp.	1,132,804	0.4
411		Kenedix Office Investment Corp.	2,334,502	0.7
81,619		Mitsubishi Estate Co., Ltd.	1,417,154	0.4
405,882		Mitsui Fudosan Co., Ltd.	9,077,745	2.8

1,934	Nippon Prologis REIT, Inc.	4,090,279	1.3
91,200	Nomura Real Estate Holdings, Inc.	2,037,624	0.6
2,663	Orix JREIT, Inc.	3,689,322	1.2
160,400	Hulic Co. Ltd.	1,798,611	0.6
135,500	Tokyo Tatemono Co., Ltd.	1,826,288	0.6
		31,393,567	9.8

	Singapore: 2.0%
270,800	City Developments Ltd.	2,518,474	0.8
1,752,000	Mapletree Logistics Trust	1,729,141	0.6
1,237,200	Suntec Real Estate Investment Trust	1,984,081	0.6
		6,231,696	2.0

	Spain: 1.1%
45,510	Axiare Patrimonio SOCIMI SA	1,005,825	0.3
58,086	Hispania Activos Inmobiliarios SOCIMI SA	1,094,200	0.3
152,743	Inmobiliaria Colonial Socimi SA	1,516,272	0.5
		3,616,297	1.1

	Sweden: 1.3%
81,740	Castellum AB	1,378,558	0.4
87,363	Fabege AB	1,861,596	0.6
44,521	Wihlborgs Fastigheter AB	1,064,157	0.3
		4,304,311	1.3

	United Kingdom: 6.1%
56,149	Derwent London PLC	2,363,738	0.7
372,704	Hammerson PLC	2,749,778	0.9
420,393	Land Securities Group PLC	5,711,754	1.8
141,039	Safestore Holdings PLC	946,825	0.3
630,392	Segro PLC	4,989,879	1.5
96,454	Shaftesbury PLC	1,359,571	0.4
144,588	Unite Group PLC	1,571,481	0.5
		19,693,026	6.1

	United States: 52.0%
61,134	Alexandria Real Estate Equities, Inc.	7,983,489	2.5
35,167	AvalonBay Communities, Inc.	6,274,144	2.0
10,542	Boston Properties, Inc.	1,370,776	0.4
63,264	Brandywine Realty Trust	1,150,772	0.4
160,085	Brixmor Property Group, Inc.	2,987,186	0.9
82,208	Columbia Property Trust, Inc.	1,886,674	0.6
127,130	CubeSmart	3,676,600	1.1
43,092	CyrusOne, Inc.	2,565,267	0.8
50,013	DCT Industrial Trust, Inc.	2,939,764	0.9
12,488	Equinix, Inc.	5,659,811	1.8
39,584	Equity Residential	2,524,272	0.8
21,562	Essex Property Trust, Inc.	5,204,420	1.6

See Accompanying Notes to Financial Statements

VY® Clarion Global Real Estate Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

84,632		Extra Space Storage, Inc.	7,401,068	2.3
158,353		Forest City Realty Trust, Inc.	3,816,307	1.2
358,766		GGP, Inc.	8,391,537	2.6
135,007		Healthcare Trust of America, Inc.	4,055,610	1.3
31,432		Hilton Worldwide Holdings, Inc.	2,510,160	0.8
254,484		Host Hotels & Resorts, Inc.	5,051,507	1.6
101,406		Hudson Pacific Properties, Inc.	3,473,156	1.1
193,291	(3)	Invitation Homes, Inc.	4,555,869	1.4
75,858		Iron Mountain, Inc.	2,862,122	0.9
40,568		Kilroy Realty Corp.	3,028,401	0.9
140,660		Kimco Realty Corp.	2,552,979	0.8
78,862		Macerich Co.	5,179,656	1.6
16,642		Marriott International, Inc.	2,258,819	0.7
53,700	(3)	MGM Growth Properties LLC	1,565,355	0.5
122,376		Paramount Group, Inc.	1,939,660	0.6
64,200		Park Hotels & Resorts, Inc.	1,845,750	0.6
177,437		ProLogis, Inc.	11,446,461	3.6
96,208		Regency Centers Corp.	6,655,669	2.1
76,019		Simon Property Group, Inc.	13,055,503	4.1
16,236		SL Green Realty Corp.	1,638,699	0.5
169,345		Spirit Realty Capital, Inc.	1,452,980	0.4
103,400		STORE Capital Corp.	2,692,536	0.8
32,150		Sun Communities, Inc.	2,982,877	0.9
102,296		Sunstone Hotel Investors, Inc.	1,690,953	0.5
51,670	(3)	Taubman Centers, Inc.	3,380,768	1.0
107,112		Ventas, Inc.	6,427,791	2.0
169,477		VEREIT, Inc.	1,320,226	0.4
77,931		Vornado Realty Trust	6,092,646	1.9
54,239		Welltower, Inc.	3,458,821	1.1
			167,007,061	52.0

	Total Common Stock (Cost $247,972,688)		317,314,465	98.9

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
		Securities Lending Collateral(4): 1.1%
614,103		Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $614,198, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $626,385, due 01/31/18-06/20/63)	614,103	0.2

1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $1,000,158, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $1,020,000, due 02/15/43-02/15/44)	1,000,000	0.3
1,000,000	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $1,000,164, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $1,020,000, due 09/30/18-09/09/49)	1,000,000	0.3
1,000,000	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,000,179, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,027,770, due 01/15/19-02/15/46)	1,000,000	0.3
		3,614,103	1.1

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.5%
1,665,908	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $1,665,908)	1,665,908	0.5

	Total Short-Term Investments (Cost $5,280,011)	5,280,011	1.6

	Total Investments in Securities (Cost $253,252,699)	$322,594,476	100.5
	Liabilities in Excess of Other Assets	(1,517,812)	(0.5)
	Net Assets	$321,076,664	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Non-income producing security.
(3)	Security, or a portion of the security, is on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.2%
		Consumer Discretionary: 8.0%
151,192		Carnival Corp.	10,034,613	1.8
25,480		CBS Corp. - Class B	1,503,320	0.3
14,262	(1)	Charter Communications, Inc.	4,791,462	0.8
183,506		Comcast Corp. – Class A	7,349,415	1.3
258,573		General Motors Co.	10,598,907	1.9
1,470,145		Kingfisher PLC	6,703,048	1.2
67,760	(1)	Michael Kors Holdings Ltd.	4,265,492	0.7
			45,246,257	8.0

		Consumer Staples: 6.2%
139,186		CVS Health Corp.	10,090,985	1.8
154,153		Mondelez International, Inc.	6,597,748	1.2
87,322		Philip Morris International, Inc.	9,225,569	1.6
128,417		Walgreens Boots Alliance, Inc.	9,325,643	1.6
			35,239,945	6.2

		Energy: 16.1%
150,752		Anadarko Petroleum Corp.	8,086,337	1.4
273,284		Apache Corp.	11,538,051	2.0
156,203		Baker Hughes a GE Co.	4,942,263	0.9
311,435		Canadian Natural Resources Ltd.	11,129,404	2.0
272,886		Devon Energy Corp.	11,297,480	2.0
177,849		Occidental Petroleum Corp.	13,100,357	2.3
424,573		Royal Dutch Shell PLC - Class A	14,173,573	2.5
316,123		TechnipFMC PLC	9,897,811	1.8
125,037		Total S.A.	6,902,015	1.2
			91,067,291	16.1

		Financials: 33.6%
143,585		American International Group, Inc.	8,554,794	1.5
49,726		Aon PLC	6,663,284	1.2
871,447		Bank of America Corp.	25,725,116	4.5
113,189		Charles Schwab Corp.	5,814,519	1.0
419,261		Citigroup, Inc.	31,197,211	5.5
349,732		Citizens Financial Group, Inc.	14,681,749	2.6
48,589		Comerica, Inc.	4,218,011	0.7
307,908		Fifth Third Bancorp	9,341,929	1.7
232,718		First Horizon National Corp.	4,652,033	0.8
28,886		Goldman Sachs Group, Inc.	7,358,997	1.3
199,519		JPMorgan Chase & Co.	21,336,562	3.8
45,631		Marsh & McLennan Cos., Inc.	3,713,907	0.7
324,053		Morgan Stanley	17,003,061	3.0
63,486		Northern Trust Corp.	6,341,617	1.1
68,483		PNC Financial Services Group, Inc.	9,881,412	1.8
85,038		State Street Corp.	8,300,559	1.5

33,731		Willis Towers Watson PLC	5,082,924	0.9
			189,867,685	33.6

		Health Care: 11.5%
23,745		Amgen, Inc.	4,129,256	0.7
26,392		Anthem, Inc.	5,938,464	1.1
81,838		Baxter International, Inc.	5,290,008	0.9
73,898		Bristol-Myers Squibb Co.	4,528,469	0.8
46,402		McKesson Corp.	7,236,392	1.3
92,263		Medtronic PLC	7,450,237	1.3
125,397		Merck & Co., Inc.	7,056,089	1.3
88,859		Novartis AG	7,477,708	1.3
286,944		Pfizer, Inc.	10,393,112	1.8
61,821		Sanofi	5,322,277	1.0
			64,822,012	11.5

		Industrials: 5.3%
164,910		CSX Corp.	9,071,699	1.6
42,187		General Dynamics Corp.	8,582,945	1.5
76,414		Ingersoll-Rand PLC - Class A	6,815,365	1.2
150,513		Johnson Controls International plc	5,736,051	1.0
			30,206,060	5.3

		Information Technology: 11.0%
265,895		Cisco Systems, Inc.	10,183,778	1.8
106,388		Cognizant Technology Solutions Corp.	7,555,676	1.3
204,617	(1)	eBay, Inc.	7,722,246	1.4
160,168		Intel Corp.	7,393,355	1.3
185,890		Juniper Networks, Inc.	5,297,865	0.9
263,607		Oracle Corp.	12,463,339	2.2
51,321	(1)	PayPal Holdings, Inc.	3,778,252	0.7
121,487		Qualcomm, Inc.	7,777,598	1.4
			62,172,109	11.0

		Materials: 2.4%
37,981		Agrium, Inc.	4,367,815	0.8
200,071		BHP Billiton Ltd.	4,595,813	0.8
172,612		Mosaic Co.	4,429,224	0.8
			13,392,852	2.4

		Telecommunication Services: 1.7%
77,689		Orange SA	1,346,411	0.2
78,225		Verizon Communications, Inc.	4,140,449	0.7
136,441		Vodafone Group PLC ADR	4,352,468	0.8
			9,839,328	1.7

		Utilities: 0.4%
78,305		FirstEnergy Corp.	2,397,699	0.4

	Total Common Stock (Cost $394,685,155)		544,251,238	96.2

See Accompanying Notes to Financial Statements

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

SHORT-TERM INVESTMENTS: 4.1%
		Mutual Funds: 4.1%
23,046,184	(2) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $23,046,184)	23,046,184	4.1

	Total Short-Term Investments (Cost $23,046,184)	23,046,184	4.1

	Total Investments in Securities (Cost $417,731,339)	$567,297,422	100.3
	Liabilities in Excess of Other Assets	(1,431,248)	(0.3)
	Net Assets	$565,866,174	100.0

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 90.7%
		Argentina: 2.0%
38,220		Mercadolibre, Inc.	12,026,305	2.0

		Australia: 0.7%
724,916		Oil Search Ltd.	4,389,083	0.7

		Brazil: 7.1%
839,875		Ambev SA ADR	5,425,592	0.9
444,487		Cielo SA	3,151,649	0.5
1,865,323		Kroton Educacional SA	10,346,973	1.7
901,667		Lojas Renner SA	9,647,030	1.6
318,000		Marcopolo SA	308,691	0.0
201,790		Raia Drogasil SA	5,584,493	0.9
289,820		Ultrapar Participacoes SA	6,552,862	1.1
334,146		Weg S.A.	2,428,706	0.4
			43,445,996	7.1

		China: 22.7%
276,500		AAC Technologies Holdings, Inc.	4,893,624	0.8
158,472	(1)	Alibaba Group Holding Ltd. ADR	27,325,327	4.5
1,241,200	(2)	Fuyao Glass Industry Group Co. Ltd. (H-Shares)	5,221,613	0.9
324,850	(1)	JD.com, Inc. ADR	13,455,287	2.2
63,550		New Oriental Education & Technology Group, Inc. ADR	5,973,700	1.0
2,312,000		Ping An Insurance Group Co. of China Ltd.	23,980,224	3.9
706,000		Shenzhou International Group Holdings Ltd.	6,723,078	1.1
92,340		TAL Education Group ADR	2,743,422	0.5
841,300		Tencent Holdings Ltd.	43,543,967	7.1
111,920		Yum China Holdings, Inc.	4,479,038	0.7
			138,339,280	22.7

		Egypt: 0.6%
776,400		Commercial International Bank Egypt SAE REG GDR	3,373,458	0.6

		Hong Kong: 5.8%
2,984,800		AIA Group Ltd.	25,387,657	4.2
56,200		Jardine Matheson Holdings Ltd.	3,414,150	0.6
962,000		Techtronic Industries Co., Ltd.	6,258,225	1.0
			35,060,032	5.8

		India: 16.2%
271,910		Asian Paints Ltd.	4,928,587	0.8
230,410		HDFC Bank Ltd. ADR	23,425,785	3.8
138,860		HDFC Bank Ltd. - Foreign Premium	4,112,553	0.7
160,754	(2)	HDFC Standard Life Insurance Co. Ltd.	972,168	0.2

760,705		Housing Development Finance Corp.	20,370,652	3.4
293,028		IndusInd Bank Ltd.	7,560,305	1.2
1,739,980		ITC Ltd.	7,176,369	1.2
359,860		Kotak Mahindra Bank Ltd.	5,689,680	0.9
308,546		Tata Consultancy Services Ltd.	13,045,914	2.1
116,453	(1)	Tata Motors Ltd. - SPON ADR ADR	3,851,101	0.6
115,380		Ultratech Cement Ltd.	7,800,536	1.3
			98,933,650	16.2

		Indonesia: 2.6%
6,853,900		Astra International Tbk PT	4,186,573	0.7
4,578,600		Bank Central Asia Tbk PT	7,387,320	1.2
15,943,100		Bank Rakyat Indonesia	4,277,345	0.7
			15,851,238	2.6

		Macau: 0.6%
712,800		Sands China Ltd.	3,668,955	0.6

		Mexico: 2.9%
1,230,900	(1)	Becle SAB de CV	1,978,204	0.3
68,960		Fomento Economico Mexicano SAB de CV ADR	6,475,344	1.1
1,004,260		Grupo Financiero Banorte	5,512,513	0.9
792,270	(3)	Infraestructura Energetica Nova SAB de CV	3,876,230	0.6
			17,842,291	2.9

		Panama: 1.2%
54,770		Copa Holdings S.A.- Class A	7,342,466	1.2

		Peru: 1.2%
36,070		Credicorp Ltd.	7,482,000	1.2

		Russia: 4.4%
47,200	(1)	Magnit OAO	5,193,024	0.9
77,940		Magnit PJSC GDR	2,121,242	0.3
5,052,126	(1)	Sberbank	19,734,231	3.2
			27,048,497	4.4

		South Africa: 7.7%
749,828		Bid Corp. Ltd.	18,224,547	3.0
417,704		Bidvest Group Ltd.	7,330,569	1.2
38,231		Capitec Bank Holdings Ltd.	3,392,694	0.5
885,846		FirstRand Ltd.	4,795,614	0.8
258,450		Mr Price Group Ltd.	5,097,044	0.8
1,188,561		Sanlam Ltd.	8,329,997	1.4
			47,170,465	7.7

		South Korea: 5.5%
12,160		NCSoft Corp.	5,082,995	0.8
18,073	(1),(2)	Netmarble Games Corp.	3,174,785	0.5
10,591		Samsung Electronics Co., Ltd.	25,163,276	4.2
			33,421,056	5.5

See Accompanying Notes to Financial Statements

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

		Spain: 0.6%
467,150		Prosegur Cia de Seguridad SA	3,664,830	0.6

		Taiwan: 6.5%
56,000		Largan Precision Co. Ltd.	7,516,958	1.2
894,000		President Chain Store Corp.	8,514,188	1.4
1,103,223		Taiwan Semiconductor Manufacturing Co., Ltd.	8,447,461	1.4
381,581		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	15,129,687	2.5
			39,608,294	6.5

		Thailand: 0.8%
670,000		Kasikornbank PCL	4,758,557	0.8

		Turkey: 0.6%
216,750		Ford Otomotiv Sanayi A/S	3,445,241	0.6

		United States: 1.0%
53,870	(1)	EPAM Systems, Inc.	5,787,254	1.0

	Total Common Stock (Cost $355,258,722)		552,658,948	90.7

PREFERRED STOCK: 1.6%
		Brazil: 1.6%
687,275		Itau Unibanco Holding S.A.	8,822,215	1.4
971,580		Marcopolo SA	1,168,673	0.2

	Total Preferred Stock (Cost $10,014,990)		9,990,888	1.6

PARTICIPATORY NOTES: 5.1%
		China: 4.7%
1,004,508	(1)	Fuyao Glass Industry Group Co. Ltd (A-Shares)., 03/07/18 (Issuer: UBS AG)	4,473,393	0.7
1,060,429	(1)	Hangzhou Robam Appliances Co. Ltd., 11/12/18 (Issuer: UBS AG)	7,832,714	1.3
54,110		Kweichow Moutai Co. Ltd., 04/27/18 (Issuer: BNP Paribas S.A.)	5,795,636	1.0
1,213,650	(1)	Midea Group Co., Ltd., 09/13/18 (Issuer: BNP Paribas S.A.)	10,330,562	1.7
			28,432,305	4.7

		Saudi Arabia: 0.4%
162,360		Almarai Co., 07/11/19 (Issuer: Citigroup Global Markets)	2,335,199	0.4

	Total Participatory Notes (Cost $24,834,976)		30,767,504	5.1

	Total Long-Term Investments (Cost $390,108,688)		593,417,340	97.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.9%
	Securities Lending Collateral(4): 0.1%
404,927	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $404,999, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $416,172, due 01/15/19-02/15/46)
	(Cost $404,927)	404,927	0.1

Shares		Value	Percentage of Net Assets
		Mutual Funds: 2.8%
17,351,658	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $17,351,658)	17,351,658	2.8

	Total Short-Term Investments (Cost $17,756,585)	17,756,585	2.9

	Total Investments in Securities (Cost $407,865,273)	$611,173,925	100.3
	Liabilities in Excess of Other Assets	(1,699,365)	(0.3)
	Net Assets	$609,474,560	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

VY T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 65.5%
		Consumer Discretionary: 9.3%
494,529		Adient plc	38,919,432	0.6
121,982	(1)	Amazon.com, Inc.	142,654,290	2.2
2,466,912		Aramark	105,435,819	1.7
38,806	(1)	Autozone, Inc.	27,605,424	0.4
763,851		Comcast Corp. – Class A	30,592,233	0.5
499,258	(1)	Liberty Global PLC - Class C	16,894,891	0.3
928,252		Magna International, Inc.	52,604,041	0.8
199,986	(1)	O'Reilly Automotive, Inc.	48,104,632	0.8
18,700	(1)	The Priceline Group, Inc.	32,495,738	0.5
1,183,145		Yum! Brands, Inc.	96,556,463	1.5
			591,862,963	9.3

		Consumer Staples: 7.5%
471,868		British American Tobacco PLC	31,897,637	0.5
327,800		CVS Health Corp.	23,765,500	0.4
996,593		Dr Pepper Snapple Group, Inc.	96,729,317	1.5
758,634	(1)	Essity AB	21,558,793	0.3
1,019,476		Kraft Heinz Co.	79,274,454	1.3
757,679		Mondelez International, Inc.	32,428,661	0.5
269,568		PepsiCo, Inc.	32,326,595	0.5
1,226,422		Philip Morris International, Inc.	129,571,484	2.0
387,391		Tyson Foods, Inc.	31,405,788	0.5
			478,958,229	7.5

		Energy: 1.1%
816,000		Canadian Natural Resources Ltd.	29,147,520	0.5
955,263	(2)	Enterprise Products Partners L.P.	25,324,022	0.4
225,506		Total S.A.	12,447,881	0.2
			66,919,423	1.1

		Financials: 7.2%
710,692		Bank of New York Mellon Corp.	38,277,871	0.6
542,897		Intercontinental Exchange, Inc.	38,306,812	0.6
2,298,532		Marsh & McLennan Cos., Inc.	187,077,520	3.0
61,251		Nasdaq, Inc.	4,705,914	0.1
789,722		PNC Financial Services Group, Inc.	113,948,988	1.8
3,237,998		RSA Insurance Group PLC	27,600,486	0.4
481,061		State Street Corp.	46,956,364	0.7
			456,873,955	7.2

		Health Care: 15.7%
2,259,144		Abbott Laboratories	128,929,348	2.0
321,897		Aetna, Inc.	58,067,000	0.9
205,200		Anthem, Inc.	46,172,052	0.7
653,935		Becton Dickinson & Co.	139,981,326	2.2

182,775	(1)	Biogen, Inc.	58,226,632	0.9
11,055	(1)	Bioverativ, Inc.	596,086	0.0
111,410		Cigna Corp.	22,626,257	0.4
1,835,360		Danaher Corp.	170,358,115	2.7
119,872		Humana, Inc.	29,736,647	0.5
1,875,471		PerkinElmer, Inc.	137,134,439	2.2
198,761		Perrigo Co. PLC	17,324,009	0.3
285,313		Thermo Fisher Scientific, Inc.	54,175,232	0.8
341,598		UnitedHealth Group, Inc.	75,308,695	1.2
810,200	(3)	Zoetis, Inc.	58,366,808	0.9
			997,002,646	15.7

		Industrials: 5.7%
450,655		Equifax, Inc.	53,141,237	0.8
955,139		Fortive Corp.	69,104,307	1.1
1,623,960		General Electric Co.	28,338,102	0.4
654,843		Johnson Controls International plc	24,956,067	0.4
224,105	(1)	Middleby Corp.	30,242,970	0.5
1,507,669		Relx PLC	35,352,057	0.6
292,314		Roper Technologies, Inc.	75,709,326	1.2
638,111		Waste Connections, Inc.	45,267,594	0.7
			362,111,660	5.7

		Information Technology: 16.4%
27,096	(1)	Alphabet, Inc. - Class A	28,542,927	0.5
162,929	(1)	Alphabet, Inc. - Class C	170,488,906	2.7
239,400		Apple, Inc.	40,513,662	0.6
1,356,044		Fidelity National Information Services, Inc.	127,590,180	2.0
1,407,431	(1)	Fiserv, Inc.	184,556,427	2.9
289,750		Intuit, Inc.	45,716,755	0.7
295,348	(3)	Mastercard, Inc. - Class A	44,703,873	0.7
1,691,500		Microsoft Corp.	144,690,910	2.3
332,562		Texas Instruments, Inc.	34,732,775	0.5
1,944,457		Visa, Inc. - Class A	221,706,987	3.5
			1,043,243,402	16.4

		Materials: 0.9%
2,750,334		Amcor Ltd.	32,955,381	0.5
594,099		Ball Corp.	22,486,647	0.4
			55,442,028	0.9

		Real Estate: 0.3%
135,721	(1)	SBA Communications Corp.	22,171,383	0.3

		Utilities: 1.4%
208,610		DTE Energy Co.	22,834,451	0.3
408,824		Eversource Energy	25,829,500	0.4
971,581		PG&E Corp.	43,555,976	0.7
			92,219,927	1.4

	Total Common Stock (Cost $3,347,100,989)		4,166,805,616	65.5

PREFERRED STOCK: 3.4%
		Financials: 0.6%
250,000	(1),(4),(5)	Charles Schwab Corp. - Series C	6,720,000	0.1

See Accompanying Notes to Financial Statements

VY T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

23,000	(1),(4),(5)	Charles Schwab Corp. - Series D	621,000	0.0
38,102	(1),(4),(5)	State Street Corp. - Series E	1,008,179	0.0
166,000	(1),(4),(5)	US Bancorp - Series G	4,684,520	0.1
15,826	(1)	Wells Fargo & Co.	20,731,902	0.4
			33,765,601	0.6

		Health Care: 1.0%
1,107,035	(1)	Becton Dickinson and Co.	64,097,326	1.0

		Real Estate: 0.5%
199,765	(1)	American Tower Corp.	25,195,360	0.4
6,173	(1)	Crown Castle International Corp.	6,979,657	0.1
			32,175,017	0.5

		Utilities: 1.3%
165,000	(1),(4),(5)	Alabama Power Co.	4,385,700	0.1
560,000	(1),(4),(5)	DTE Energy Co.	14,392,000	0.2
471,684	(1),(5)	DTE Energy Co.	25,452,069	0.4
136,473	(1),(5)	NextEra Energy, Inc.	7,669,783	0.1
29,790	(1),(4),(5)	SCE Trust II	720,024	0.0
324,305	(1),(4),(5)	SCE Trust III	8,772,450	0.1
540,000	(1),(4),(5)	SCE Trust IV	13,932,000	0.2
175,000	(1),(4),(5)	SCE Trust V	4,625,250	0.1
125,000	(1),(4)	SCE Trust VI	3,002,500	0.1
			82,951,776	1.3

	Total Preferred Stock (Cost $192,213,123)		212,989,720	3.4

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 19.4%
		Communications: 3.1%
7,190,000		Amazon.com, Inc., 2.600%, 12/05/19	7,265,778	0.1
3,546,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 03/15/21	3,608,055	0.1
12,975,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/22	13,323,703	0.2
6,575,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23	6,755,812	0.1
7,425,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 01/15/24	7,666,313	0.1
8,598,000	(6)	Cequel Communications Holdings I LLC / Cequel Capital Corp., 6.375%, 09/15/20	8,748,465	0.1
2,725,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/20	2,777,255	0.0

2,670,000		DISH DBS Corp., 4.250%, 04/01/18	2,686,688	0.0
2,500,000		Lamar Media Corp., 5.875%, 02/01/22	2,559,375	0.0
6,600,000		Level 3 Financing, Inc., 5.375%, 08/15/22	6,700,980	0.1
5,600,000		Level 3 Financing, Inc., 5.625%, 02/01/23	5,656,000	0.1
21,000,000	(5)	Netflix, Inc., 4.375%, 11/15/26	20,632,500	0.3
36,625,000	(6)	Netflix, Inc., 4.875%, 04/15/28	35,938,281	0.6
3,375,000		Netflix, Inc., 5.875%, 02/15/25	3,594,375	0.1
6,915,000	(6)	Sirius XM Radio, Inc., 6.000%, 07/15/24	7,329,900	0.1
9,100,000		Time Warner Cable LLC, 6.750%, 07/01/18	9,302,548	0.2
3,550,000		T-Mobile USA, Inc., 6.836%, 04/28/23	3,727,500	0.1
11,550,000	(6)	Unitymedia GmbH, 6.125%, 01/15/25	12,243,000	0.2
7,275,000		Verizon Communications, Inc., 2.600%, (US0003M + 1.000%), 03/16/22	7,422,636	0.1
7,275,000		Verizon Communications, Inc., 3.125%, 03/16/22	7,382,512	0.1
4,550,000	(5),(6)	Virgin Media Finance PLC, 6.000%, 10/15/24	4,686,500	0.1
6,200,000	(6)	Virgin Media Secured Finance PLC, 5.250%, 01/15/26	6,285,250	0.1
9,700,000	(6)	Ziggo Secured Finance BV, 5.500%, 01/15/27	9,712,125	0.2
			196,005,551	3.1

		Consumer, Cyclical: 3.3%
18,165,000	(6)	Aramark Services, Inc., 5.000%, 04/01/25	19,233,102	0.3
665,000		AutoZone, Inc., 1.625%, 04/21/19	659,622	0.0
2,895,000		AutoZone, Inc., 2.500%, 04/15/21	2,876,793	0.0
3,080,000	(6)	Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 04/15/27	3,241,700	0.1
6,580,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	6,909,000	0.1
1,250,741		Continental Airlines 2009-2 Class A Pass Through Trust, 7.250%, 11/10/19	1,349,706	0.0
3,032,320		Continental Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/25	3,176,355	0.1
562,950		Continental Airlines 2012-1 Class B Pass Through Trust, 6.250%, 10/11/21	590,591	0.0

See Accompanying Notes to Financial Statements

VY T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

740,115		Delta Air Lines 2009-1 Class A Pass Through Trust, 7.750%, 06/17/21	800,804	0.0
792,260		Delta Air Lines 2011-1 Class A Pass Through Trust, 5.300%, 10/15/20	819,347	0.0
12,775,000		Dollar Tree, Inc., 5.750%, 03/01/23	13,405,766	0.2
1,975,000		Ford Motor Credit Co. LLC, 5.000%, 05/15/18	1,995,281	0.0
3,855,000		Ford Motor Credit Co. LLC, 2.145%, 01/09/18	3,855,094	0.1
5,050,000		Ford Motor Credit Co. LLC, 2.375%, 03/12/19	5,052,908	0.1
10,350,000		Ford Motor Credit Co. LLC, 2.597%, 11/04/19	10,360,202	0.2
2,475,000		Hilton Domestic Operating Co., Inc., 4.250%, 09/01/24	2,505,937	0.0
30,035,000	(6)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.750%, 06/01/27	30,785,875	0.5
6,160,000	(6)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/24	6,367,900	0.1
8,205,000	(6)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/26	8,656,275	0.1
11,735,000		L Brands, Inc., 8.500%, 06/15/19	12,805,819	0.2
870,000		McDonald's Corp., 2.100%, 12/07/18	871,082	0.0
19,275,000	(5),(6)	Tesla, Inc., 5.300%, 08/15/25	18,479,906	0.3
2,428,832		US Airways 2010-1 Class A Pass Through Trust, 6.250%, 10/22/24	2,688,717	0.0
460,754		US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/26	490,219	0.0
741,659		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/22	806,628	0.0
2,638,725		US Airways 2013-1 Class A Pass Through Trust, 3.950%, 05/15/27	2,756,149	0.0
835,938		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/23	881,814	0.0
5,510,000		Yum! Brands, Inc., 6.250%, 03/15/18	5,565,100	0.1
15,750,000		Yum! Brands, Inc., 3.750%, 11/01/21	16,045,313	0.3
7,955,000		Yum! Brands, Inc., 3.875%, 11/01/20	8,143,931	0.1
7,360,000		Yum! Brands, Inc., 3.875%, 11/01/23	7,433,600	0.1
2,835,000		Yum! Brands, Inc., 5.300%, 09/15/19	2,951,944	0.1

3,440,000		Yum! Brands, Inc., 5.350%, 11/01/43	3,336,800	0.1
4,065,000		Yum! Brands, Inc., 6.875%, 11/15/37	4,481,663	0.1
			210,380,943	3.3

		Consumer, Non-cyclical: 4.4%
5,025,000		Anheuser-Busch InBev Finance, Inc., 1.900%, 02/01/19	5,015,569	0.1
6,410,000		Anheuser-Busch InBev Finance, Inc., 2.641%, (US0003M + 1.260%), 02/01/21	6,617,577	0.1
2,925,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	2,941,524	0.0
3,650,000		Anheuser-Busch InBev Finance, Inc., 3.300%, 02/01/23	3,738,723	0.1
5,460,000		B&G Foods, Inc., 4.625%, 06/01/21	5,555,550	0.1
3,315,000		Becton Dickinson & Co., 2.675%, 12/15/19	3,328,149	0.1
6,185,000		Becton Dickinson and Co., 2.539%, (US0003M + 1.030%), 06/06/22	6,221,336	0.1
6,345,000		Becton Dickinson and Co., 3.363%, 06/06/24	6,370,284	0.1
8,282,000		Centene Corp., 4.750%, 05/15/22	8,633,985	0.1
19,569,000		Centene Corp., 5.625%, 02/15/21	20,156,070	0.3
12,725,000		Centene Corp., 6.125%, 02/15/24	13,488,500	0.2
3,920,000		Ecolab, Inc., 2.000%, 01/14/19	3,914,229	0.1
3,735,000		Eli Lilly & Co., 1.250%, 03/01/18	3,732,257	0.1
1,297,000	(6)	Fresenius Medical Care US Finance, Inc., 5.750%, 02/15/21	1,404,256	0.0
3,000,000		HCA, Inc., 3.750%, 03/15/19	3,033,750	0.1
6,285,000		HCA, Inc., 4.250%, 10/15/19	6,434,269	0.1
33,490,000		HCA, Inc., 6.500%, 02/15/20	35,583,125	0.6
7,545,000	(6)	Hologic, Inc., 4.375%, 10/15/25	7,677,037	0.1
24,900,000	(6)	Hologic, Inc., 5.250%, 07/15/22	25,864,875	0.4
7,695,000	(6)	IHS Markit Ltd., 5.000%, 11/01/22	8,381,394	0.1
2,315,000		Kroger Co., 2.000%, 01/15/19	2,311,290	0.0
7,250,000		Medtronic Global Holdings SCA, 1.700%, 03/28/19	7,220,660	0.1
4,145,000		Medtronic Global Holdings SCA, 3.350%, 04/01/27	4,256,787	0.1
5,805,000		Medtronic, Inc., 1.500%, 03/15/18	5,800,995	0.1
4,860,000		Medtronic, Inc., 2.500%, 03/15/20	4,890,045	0.1
1,640,000		PepsiCo, Inc., 1.250%, 04/30/18	1,638,708	0.0

See Accompanying Notes to Financial Statements

VY T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

15,000,000		Pfizer, Inc., 1.200%, 06/01/18	14,968,037	0.2
3,890,000		Philip Morris International, Inc., 1.861%, (US0003M + 0.420%), 02/21/20	3,910,030	0.1
5,820,000		Philip Morris International, Inc., 2.000%, 02/21/20	5,785,243	0.1
7,270,000		Philip Morris International, Inc., 2.625%, 02/18/22	7,272,760	0.1
6,950,000	(6)	Reckitt Benckiser Treasury Services PLC, 2.235%, (US0003M + 0.560%), 06/24/22	6,951,948	0.1
3,480,000		Service Corp. International/US, 4.625%, 12/15/27	3,539,578	0.1
9,665,000		Service Corp. International/US, 5.375%, 05/15/24	10,220,737	0.2
1,125,000		Service Corp. International/US, 7.625%, 10/01/18	1,175,625	0.0
2,100,000		Spectrum Brands, Inc., 6.125%, 12/15/24	2,233,875	0.0
4,605,000		Spectrum Brands, Inc., 6.625%, 11/15/22	4,777,687	0.1
1,400,000		Teleflex, Inc., 4.625%, 11/15/27	1,417,220	0.0
1,850,000		Teleflex, Inc., 4.875%, 06/01/26	1,919,375	0.0
5,500,000		Thermo Fisher Scientific, Inc., 3.200%, 08/15/27	5,460,854	0.1
1,025,000	(6)	TreeHouse Foods, Inc., 6.000%, 02/15/24	1,071,125	0.0
880,000	(6)	Universal Health Services, Inc., 3.750%, 08/01/19	897,600	0.0
			275,812,638	4.4

		Energy: 0.5%
1,935,000		Canadian Natural Resources Ltd., 1.750%, 01/15/18	1,934,670	0.0
8,925,000		Chevron Corp., 1.365%, 03/02/18	8,919,243	0.1
275,000		Enbridge Energy Partners L.P., 6.500%, 04/15/18	278,664	0.0
3,645,000		EQT Corp., 8.125%, 06/01/19	3,926,519	0.1
5,450,000		Matador Resources Co., 6.875%, 04/15/23	5,749,750	0.1
10,335,000		Shell International Finance BV, 1.863%, (US0003M + 0.450%), 05/11/20	10,433,156	0.2
			31,242,002	0.5

		Financial: 2.7%
6,135,000		American Tower Corp., 3.300%, 02/15/21	6,251,431	0.1
6,150,000		Bank of New York Mellon Corp., 4.625%, 12/31/99	6,265,312	0.1

8,750,000		Bank of New York Mellon Corp., 4.950%, 12/31/99	9,067,625	0.1
2,800,000		CBRE Services, Inc., 5.000%, 03/15/23	2,879,444	0.0
12,532,000		Crown Castle International Corp., 4.875%, 04/15/22	13,450,291	0.2
20,700,000		Crown Castle International Corp., 5.250%, 01/15/23	22,687,494	0.4
16,721,000	(6)	HUB International Ltd, 7.875%, 10/01/21	17,431,642	0.3
5,025,000	(6)	Iron Mountain, Inc., 4.375%, 06/01/21	5,112,335	0.1
11,385,000	(5)	Iron Mountain, Inc., 5.750%, 08/15/24	11,584,238	0.2
2,525,000		Iron Mountain, Inc., 6.000%, 08/15/23	2,651,250	0.0
2,170,000		Marsh & McLennan Cos, Inc., 2.350%, 03/06/20	2,169,787	0.0
2,690,000		Marsh & McLennan Cos, Inc., 2.750%, 01/30/22	2,697,643	0.0
1,115,000		Marsh & McLennan Cos, Inc., 3.300%, 03/14/23	1,143,879	0.0
12,605,000		PNC Financial Services Group, Inc./The, 5.000%, 12/31/99	13,361,300	0.2
175,000		Regions Bank/Birmingham AL, 7.500%, 05/15/18	178,520	0.0
16,970,000		SBA Communications Corp., 4.875%, 07/15/22	17,479,100	0.3
22,085,000		SBA Communications Corp., 4.875%, 09/01/24	22,747,550	0.4
6,640,000		State Street Corp., 5.250%, 12/31/99	6,980,632	0.1
4,200,000		Trinity Acquisition PLC, 4.400%, 03/15/26	4,448,237	0.1
4,935,000		US Bancorp, 5.300%, 12/31/99	5,354,722	0.1
			173,942,432	2.7

		Industrial: 2.0%
5,680,000		3M Co., 2.250%, 03/15/23	5,635,984	0.1
7,100,000		3M Co., 2.875%, 10/15/27	7,068,706	0.1
4,335,000		Amphenol Corp., 2.200%, 04/01/20	4,315,668	0.1
2,165,000		Amphenol Corp., 3.200%, 04/01/24	2,182,174	0.0
5,085,000		Burlington Northern Santa Fe LLC, 3.250%, 06/15/27	5,206,354	0.1
2,190,000		Caterpillar Financial Services Corp., 2.250%, 12/01/19	2,193,792	0.0
9,950,000		CNH Industrial Capital LLC, 3.625%, 04/15/18	10,026,416	0.2
625,000		Fortive Corp., 1.800%, 06/15/19	620,652	0.0
1,765,000		Harris Corp., 1.999%, 04/27/18	1,763,291	0.0

See Accompanying Notes to Financial Statements

VY T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

1,500,000		Lennox International, Inc., 3.000%, 11/15/23	1,482,889	0.0
1,250,000	(6)	Moog, Inc., 5.250%, 12/01/22	1,296,875	0.0
9,885,000		Northrop Grumman Corp., 2.550%, 10/15/22	9,824,202	0.2
12,000,000		Northrop Grumman Corp., 2.930%, 01/15/25	11,944,668	0.2
21,165,000		Northrop Grumman Corp., 3.250%, 01/15/28	21,234,422	0.3
8,525,000	(6)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 4.859%, (US0003M + 3.500%), 07/15/21	8,674,187	0.1
4,615,000	(6)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/23	4,782,294	0.1
17,540,849		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	17,825,888	0.3
7,148,934		Reynolds Group Issuer, Inc., 6.875%, 02/15/21	7,256,168	0.1
2,045,000		Welbilt, Inc., 9.500%, 02/15/24	2,338,969	0.1
1,185,000		Xylem, Inc./NY, 3.250%, 11/01/26	1,180,687	0.0
850,000		Xylem, Inc./NY, 4.875%, 10/01/21	917,444	0.0
			127,771,730	2.0

		Technology: 2.0%
18,405,000		Apple, Inc., 1.500%, 09/12/19	18,254,095	0.3
6,840,000		Fiserv, Inc., 2.700%, 06/01/20	6,886,177	0.1
53,430,000		Microsoft Corp., 3.300%, 02/06/27	55,160,869	0.9
7,560,000	(6)	MSCI, Inc., 5.250%, 11/15/24	8,004,150	0.1
1,130,000	(6)	MSCI, Inc., 5.750%, 08/15/25	1,218,987	0.0
35,133,000	(6)	NXP BV / NXP Funding LLC, 3.750%, 06/01/18	35,431,631	0.6
1,050,000	(6)	NXP BV / NXP Funding LLC, 4.125%, 06/15/20	1,077,857	0.0
3,525,000		Texas Instruments, Inc., 2.900%, 11/03/27	3,516,744	0.0
			129,550,510	2.0

		Utilities: 1.4%
4,270,000		Berkshire Hathaway Energy Co., 2.400%, 02/01/20	4,291,793	0.1
324,000		CMS Energy Corp., 8.750%, 06/15/19	352,642	0.0
865,000		Dominion Energy, Inc., 2.962%, 07/01/19	871,932	0.0
14,375,000		DTE Energy Co., 3.800%, 03/15/27	14,849,081	0.2
7,250,000		Edison International, 2.125%, 04/15/20	7,189,997	0.1
4,250,000		Eversource Energy, 2.750%, 03/15/22	4,261,309	0.1

2,835,000		Eversource Energy, 2.900%, 10/01/24	2,817,057	0.0
10,970,000		NiSource Finance Corp., 3.490%, 05/15/27	11,184,242	0.2
7,555,000		NiSource Finance Corp., 4.375%, 05/15/47	8,308,125	0.1
5,705,000		NSTAR Electric Co., 3.200%, 05/15/27	5,779,239	0.1
7,285,000		Pacific Gas & Electric Co., 3.300%, 03/15/27	7,236,228	0.1
4,000,000		Southern California Gas Co., 3.200%, 06/15/25	4,092,131	0.1
7,000,000		Southern Co/The, 1.550%, 07/01/18	6,986,640	0.1
3,210,000		Southern Co/The, 1.850%, 07/01/19	3,191,447	0.1
2,445,000		Virginia Electric & Power Co., 3.150%, 01/15/26	2,472,080	0.0
5,095,000		Virginia Electric & Power Co., 3.500%, 03/15/27	5,276,315	0.1
			89,160,258	1.4

	Total Corporate Bonds/Notes (Cost $1,221,383,570)		1,233,866,064	19.4

ASSET-BACKED SECURITIES: 0.2%
		Other Asset-Backed Securities: 0.2%
6,236,062	(6)	Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/46	6,333,584	0.1
3,924,663	(6)	Wendys Funding LLC 2015-1A A2I, 3.371%, 06/15/45	3,945,725	0.1

	Total Asset-Backed Securities (Cost $10,160,725)		10,279,309	0.2

BANK LOANS: 1.3%
		Chemicals: 0.1%
4,055,000		HB Fuller Co. 1st Lien Term Loan B, 3.751%, (US0003M + 2.250%), 10/20/24	4,074,148	0.1

		Commercial Services: 0.1%
4,937,500		Global Payments, Inc. - TL A 1L, 3.141%, (US0003M + 1.750%), 05/02/22	4,941,356	0.1

		Consumer, Cyclical: 0.0%
525,000		Dollar Tree, Inc. - TL B2 1L, 4.250%, 07/06/22	527,297	0.0

		Diversified Financial Services: 0.0%
1,370,000		Institutional Shareholder Services, Inc. - TL 1L, 5.109%, (US0003M + 3.750%), 10/16/24	1,379,134	0.0

See Accompanying Notes to Financial Statements

VY T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

		Entertainment: 0.0%
461,029	Kasima LLC - Term Loan B, 4.200%, (US0003M + 2.500%), 05/17/21	466,024	0.0

		Household Products/Wares: 0.0%
665,056	Prestige Brands, Inc. Term Loan B4, 4.319%, (US0003M + 2.750%), 01/26/24	669,766	0.0

		Insurance: 0.6%
38,978,978	HUB International Ltd., 4.413%, (US0003M + 3.250%), 10/02/20	39,198,313	0.6

		Machinery - Diversified: 0.2%
8,421,667	Manitowoc Foodservice, Inc. Term Loan B, 4.319%, (US0003M + 3.000%), 03/04/23	8,521,674	0.2

	Oil & Gas: 0.1%
7,157,063	Eagleclaw TL 1L, 5.729%, (US0003M + 4.250%), 06/24/24	7,203,283	0.1

		Pharmaceuticals: 0.2%
14,586,700	Change Healthcare Holdings LLC - TL B 1L, 4.319%, (US0003M + 2.750%), 03/01/24	14,626,580	0.2

	Software: 0.0%
1,170,000	Fiserv, Inc. TL, 2.492%, (US0003M + 1.250%), 10/25/18	1,167,075	0.0

	Total Bank Loans (Cost $81,640,778)	82,774,650	1.3

U.S. TREASURY OBLIGATIONS: 2.4%
		U.S. Treasury Notes: 2.4%
156,013,400	2.250%, 11/15/27	153,788,027	2.4

	Total U.S. Treasury Obligations (Cost $152,743,619)	153,788,027	2.4

		Value	Percentage of Net Assets
PURCHASED OPTIONS (7): 0.1%
	Total Purchased Options (Cost $3,169,160)	7,243,551	0.1

	Total Long-Term Investments (Cost $5,008,411,964)	5,867,746,937	92.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.4%
	Securities Lending Collateral(8): 0.5%
7,692,242	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $7,693,405, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $7,847,290, due 07/20/45-11/01/47)	7,692,242	0.1
7,692,242	Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.65%, due 01/02/18 (Repurchase Amount $7,693,633, collateralized by various U.S. Government Agency Obligations, 2.336%-4.279%, Market Value plus accrued interest $7,846,087, due 03/01/29-11/20/67)	7,692,242	0.1
1,617,807	JPMorgan Chase & Co., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,618,057, collateralized by various U.S. Government Securities, 1.375%-2.125%, Market Value plus accrued interest $1,650,165, due 08/31/18-03/31/24)	1,617,807	0.1
7,692,242	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $7,693,431, collateralized by various U.S. Government Agency Obligations, 1.982%-10.500%, Market Value plus accrued interest $7,846,087, due 01/15/18-08/01/48)	7,692,242	0.1

See Accompanying Notes to Financial Statements

VY T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

7,692,242	Nomura Securities, Repurchase Agreement dated 12/29/17, 1.42%, due 01/02/18 (Repurchase Amount $7,693,439, collateralized by various U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $7,846,087, due 04/05/18-11/20/67)	7,692,242	0.1
		32,386,775	0.5

Shares		Value	Percentage of Net Assets
		Mutual Funds: 7.9%
502,867,263	(9) T. Rowe Price Reserve Investment Fund, 1.247%
	(Cost $502,867,263)	502,867,263	7.9

	Total Short-Term Investments (Cost $535,254,038)	535,254,038	8.4

	Total Investments in Securities (Cost $5,543,666,002)	$6,403,000,975	100.7
	Liabilities in Excess of Other Assets	(46,240,006)	(0.7)
	Net Assets	$6,356,760,969	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security is a Master Limited Partnership.
(3)	All or a portion of this security is pledged to cover open written call options at December 31, 2017.
(4)	Preferred Stock may be called prior to convertible date.
(5)	Security, or a portion of the security, is on loan.
(6)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(7)	The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.
(8)	Represents securities purchased with cash collateral received for securities on loan.
(9)	Rate shown is the 7-day yield as of December 31, 2017.

Reference Rate Abbreviations:
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.3%
		Consumer Discretionary: 7.6%
79,459		Adient plc	6,253,423	0.6
284,461		Comcast Corp. – Class A	11,392,663	1.2
198,500		Ford Motor Co.	2,479,265	0.3
136,800		Kohl's Corp.	7,418,664	0.8
40,100		L Brands, Inc.	2,414,822	0.2
133,479		Las Vegas Sands Corp.	9,275,456	1.0
58,100	(1)	Macy's, Inc.	1,463,539	0.1
309,600	(1)	Mattel, Inc.	4,761,648	0.5
511,400		News Corp - Class A	8,289,794	0.9
482,300		Twenty-First Century Fox, Inc. - Class B	16,456,076	1.7
27,700		Walt Disney Co.	2,978,027	0.3
			73,183,377	7.6

		Consumer Staples: 7.8%
196,100		Archer-Daniels-Midland Co.	7,859,688	0.8
200,375		Coty, Inc - Class A	3,985,459	0.4
41,018		CVS Health Corp.	2,973,805	0.3
63,866		Diageo PLC	2,340,962	0.2
59,100		Kellogg Co.	4,017,618	0.4
90,100		Kimberly-Clark Corp.	10,871,466	1.2
81,300		PepsiCo, Inc.	9,749,496	1.0
82,400		Philip Morris International, Inc.	8,705,560	0.9
161,400		Tyson Foods, Inc.	13,084,698	1.4
117,400		Wal-Mart Stores, Inc.	11,593,250	1.2
			75,182,002	7.8

		Energy: 9.6%
192,275		Apache Corp.	8,117,851	0.9
26,800		Canadian Natural Resources Ltd.	957,296	0.1
87,790		Chevron Corp.	10,990,430	1.1
18,940		EQT Corp.	1,078,065	0.1
301,124		Exxon Mobil Corp.	25,186,011	2.6
203,200		Hess Corp.	9,645,904	1.0
157,900		Occidental Petroleum Corp.	11,630,914	1.2
336,300	(1)	Total S.A. ADR	18,590,664	1.9
131,400		TransCanada Corp.	6,391,296	0.7
			92,588,431	9.6

		Financials: 26.5%
188,600		American International Group, Inc.	11,236,788	1.2
51,900		Ameriprise Financial, Inc.	8,795,493	0.9
64,719		Bank of America Corp.	1,910,505	0.2
150,400		Bank of New York Mellon Corp.	8,100,544	0.9
119,227	(2)	Brighthouse Financial, Inc.	6,991,471	0.7
68,425		Chubb Ltd.	9,998,945	1.1
198,500		Citigroup, Inc.	14,770,385	1.5
418,200		Fifth Third Bancorp	12,688,188	1.3
54,700		Franklin Resources, Inc.	2,370,151	0.3
349,244		JPMorgan Chase & Co.	37,348,154	3.9
378,800		Keycorp	7,640,396	0.8

276,600		Loews Corp.	13,838,298	1.4
61,900		Marsh & McLennan Cos., Inc.	5,038,041	0.5
231,000		Metlife, Inc.	11,679,360	1.2
401,300		Morgan Stanley	21,056,211	2.2
66,700		Northern Trust Corp.	6,662,663	0.7
64,400		PNC Financial Services Group, Inc.	9,292,276	1.0
169,700		State Street Corp.	16,564,417	1.7
255,100		US Bancorp	13,668,258	1.4
457,500		Wells Fargo & Co.	27,756,525	2.9
20,709		Willis Towers Watson PLC	3,120,639	0.3
109,600		XL Group Ltd.	3,853,536	0.4
			254,381,244	26.5

		Health Care: 10.9%
77,764		Anthem, Inc.	17,497,677	1.8
34,500		Becton Dickinson & Co.	7,385,070	0.8
131,800		Bristol-Myers Squibb Co.	8,076,704	0.8
146,200		Gilead Sciences, Inc.	10,473,768	1.1
105,900	(1)	GlaxoSmithKline PLC ADR	3,756,273	0.4
314,291		GlaxoSmithKline PLC	5,565,828	0.6
132,200		Johnson & Johnson	18,470,984	1.9
137,427		Medtronic PLC	11,097,230	1.1
164,000		Merck & Co., Inc.	9,228,280	1.0
365,576		Pfizer, Inc.	13,241,163	1.4
			104,792,977	10.9

		Industrials: 10.3%
52,000		Boeing Co.	15,335,320	1.6
72,800		Delta Air Lines, Inc.	4,076,800	0.4
131,300		Emerson Electric Co.	9,150,297	1.0
114,212		Flowserve Corp.	4,811,752	0.5
260,900		General Electric Co.	4,552,705	0.5
114,500		Harris Corp.	16,218,925	1.7
35,400		Illinois Tool Works, Inc.	5,906,490	0.6
384,191		Johnson Controls International plc	14,641,519	1.5
75,000		Pentair PLC	5,296,500	0.6
61,600		Southwest Airlines Co.	4,031,720	0.4
31,604	(2)	Stericycle, Inc.	2,148,756	0.2
97,600		United Parcel Service, Inc. - Class B	11,629,040	1.2
8,900		United Technologies Corp.	1,135,373	0.1
			98,935,197	10.3

		Information Technology: 8.4%
28,600		Analog Devices, Inc.	2,546,258	0.3
9,900		Apple, Inc.	1,675,377	0.2
147,000		Applied Materials, Inc.	7,514,640	0.8
50,100		CA, Inc.	1,667,328	0.2
365,200		Cisco Systems, Inc.	13,987,160	1.5
145,700		Hewlett Packard Enterprise Co.	2,092,252	0.2
238,200		Microsoft Corp.	20,375,628	2.1
274,700		Qualcomm, Inc.	17,586,294	1.8
43,800		TE Connectivity Ltd.	4,162,752	0.4
58,500		Texas Instruments, Inc.	6,109,740	0.6
30,700		Western Digital Corp.	2,441,571	0.3
			80,159,000	8.4

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

		Materials: 5.5%
19,661		Akzo Nobel NV	1,725,153	0.2
248,600		CF Industries Holdings, Inc.	10,575,444	1.1
255,415		DowDuPont, Inc.	18,190,656	1.9
160,293		International Paper Co.	9,287,376	1.0
94,300		Nucor Corp.	5,995,594	0.6
54,700		Vulcan Materials Co.	7,021,839	0.7
			52,796,062	5.5

		Real Estate: 2.1%
87,000		Equity Residential	5,547,990	0.6
253,533		Rayonier, Inc.	8,019,249	0.8
179,451		Weyerhaeuser Co.	6,327,442	0.7
			19,894,681	2.1

		Telecommunication Services: 3.0%
157,610		CenturyLink, Inc.	2,628,935	0.3
502,731	(1)	Telefonica S.A.	4,895,455	0.5
372,458		Verizon Communications, Inc.	19,714,202	2.0
416,477		Vodafone Group PLC	1,316,479	0.2
			28,555,071	3.0

		Utilities: 4.6%
110,885		Edison International	7,012,368	0.7
92,798		Exelon Corp.	3,657,169	0.4
362,500		NiSource, Inc.	9,305,375	1.0
120,205		PG&E Corp.	5,388,790	0.6
7,095		Sempra Energy	758,597	0.1
323,330		Southern Co.	15,548,940	1.6
47,400		Westar Energy, Inc.	2,502,720	0.2
			44,173,959	4.6

	Total Common Stock (Cost $688,726,987)		924,642,001	96.3

PREFERRED STOCK: 1.6%
		Health Care: 0.7%
117,212	(2)	Becton Dickinson and Co.	6,786,575	0.7

		Utilities: 0.9%
34,013	(2)	DTE Energy Co.	1,835,341	0.2
123,009	(2)	NextEra Energy, Inc.	6,913,106	0.7
			8,748,447	0.9

	Total Preferred Stock (Cost $13,578,521)		15,535,022	1.6

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.5%
		Consumer, Cyclical: 0.3%
2,882,000	(3)	Mattel, Inc., 6.750%, 12/31/25	2,927,968	0.3

	Technology: 0.2%
1,575,000	Western Digital Corp., 10.500%, 04/01/24	1,828,969	0.2

	Total Corporate Bonds/Notes (Cost $4,449,257)	4,756,937	0.5

	Total Long-Term Investments (Cost $706,754,765)	944,933,960	98.4

SHORT-TERM INVESTMENTS: 3.9%
		Securities Lending Collateral(4): 2.6%
5,825,031	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $5,825,912, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $5,942,443, due 07/20/45-11/01/47)	5,825,031	0.6
5,825,031	Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.55%, due 01/02/18 (Repurchase Amount $5,826,020, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.250%, Market Value plus accrued interest $5,941,532, due 01/10/18-12/20/47)	5,825,031	0.6
1,225,362	JPMorgan Chase & Co., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,225,551, collateralized by various U.S. Government Securities, 1.375%-2.125%, Market Value plus accrued interest $1,249,871, due 08/31/18-03/31/24)	1,225,362	0.2
5,825,031	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $5,825,931, collateralized by various U.S. Government Agency Obligations, 1.982%-10.500%, Market Value plus accrued interest $5,941,532, due 01/15/18-08/01/48)	5,825,031	0.6

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

5,825,031	Nomura Securities, Repurchase Agreement dated 12/29/17, 1.42%, due 01/02/18 (Repurchase Amount $5,825,937, collateralized by various U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $5,941,532, due 04/05/18-11/20/67)	5,825,031	0.6
		24,525,486	2.6

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.3%
12,878,865	(5) T. Rowe Price Reserve Investment Fund, 1.247%
	(Cost $12,878,865)	12,878,865	1.3

	Total Short-Term Investments (Cost $37,404,351)	37,404,351	3.9

	Total Investments in Securities (Cost $744,159,116)	$982,338,311	102.3
	Liabilities in Excess of Other Assets	(21,915,955)	(2.3)
	Net Assets	$960,422,356	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Australia: 1.9%
229,263		Amcor Ltd.	2,747,103	1.1
715,092		South32 Ltd.	1,938,292	0.8
			4,685,395	1.9

		Austria: 1.5%
3,101		ams AG	280,925	0.1
79,178	(1)	Erste Group Bank AG	3,431,216	1.4
			3,712,141	1.5

		Belgium: 1.2%
16,263		Anheuser-Busch InBev SA/NV	1,815,619	0.8
12,760		KBC Group NV	1,087,320	0.4
			2,902,939	1.2

		Brazil: 0.9%
264,534		BB Seguridade Participacoes SA	2,272,037	0.9

		Canada: 4.1%
39,319		Alimentation Couche-Tard, Inc.	2,051,657	0.8
82,200		Canadian Natural Resources Ltd.	2,937,489	1.2
11,500		Canadian Pacific Railway Ltd.	2,101,106	0.9
28,200		Magna International, Inc.	1,598,094	0.7
87,530	(1)	Seven Generations Energy Ltd.	1,238,094	0.5
			9,926,440	4.1

		China: 6.8%
21,021	(1)	Alibaba Group Holding Ltd. ADR	3,624,651	1.5
591,000		China Mengniu Dairy Co., Ltd.	1,755,587	0.7
516,000		China Overseas Land & Investment Ltd.	1,656,300	0.7
32,644	(1)	Ctrip.com International Ltd. ADR	1,439,600	0.6
133,000		Gree Electric Appliances, Inc. of Zhuhai	892,327	0.4
18,189		Kweichow Moutai Co. Ltd.	1,948,195	0.8
100,400		Tencent Holdings Ltd.	5,196,499	2.1
			16,513,159	6.8

		Denmark: 0.5%
38,336		GN Store Nord A/S	1,238,139	0.5

		Finland: 1.4%
62,185		Sampo OYJ	3,412,837	1.4

		France: 4.9%
16,446		Air Liquide SA	2,067,492	0.9
13,751		BNP Paribas	1,022,915	0.4
1,316		Dassault Aviation SA	2,046,203	0.8
3,363		Sanofi	289,526	0.1
25,779		Schneider Electric SE	2,185,550	0.9

28,171		Thales S.A.	3,031,749	1.3
20,517		Total S.A.	1,132,534	0.5
			11,775,969	4.9

		Germany: 7.4%
40,424		Bayer AG	5,023,202	2.1
8,347		Beiersdorf AG	978,542	0.4
44,632		Fresenius SE & Co. KGaA	3,471,101	1.4
6,196	(1)	Linde AG	1,447,076	0.6
17,555		Merck KGaA	1,884,293	0.8
45,641	(2)	Scout24 AG	1,860,137	0.8
347,129		Telefonica Deutschland Holding AG	1,737,286	0.7
12,181		Wirecard AG	1,353,822	0.6
			17,755,459	7.4

		Hong Kong: 5.1%
537,000		AIA Group Ltd.	4,567,533	1.9
392,740		CK Hutchison Holdings Ltd.	4,921,150	2.1
45,300		Jardine Matheson Holdings Ltd.	2,748,465	1.1
			12,237,148	5.1

		India: 5.1%
25,073		Axis Bank Ltd. GDR	1,095,690	0.5
148,759		Axis Bank Ltd.	1,312,433	0.6
128,587		Housing Development Finance Corp.	3,443,386	1.4
94,124		Infosys Ltd.	1,529,836	0.6
1,066,947		NTPC Ltd.	2,958,750	1.2
306,685		Power Grid Corp. of India Ltd.	961,086	0.4
199,529		Wipro Ltd.	978,488	0.4
			12,279,669	5.1

		Indonesia: 1.6%
1,524,200		Bank Central Asia Tbk PT	2,459,213	1.0
4,612,600		Sarana Menara Nusantara Tbk PT	1,359,897	0.6
			3,819,110	1.6

		Italy: 1.0%
277,466		Banca Mediolanum SpA	2,401,993	1.0

		Japan: 15.2%
178,000		Astellas Pharma, Inc.	2,261,183	0.9
17,400		Bridgestone Corp.	805,311	0.3
36,400		Chugai Pharmaceutical Co., Ltd.	1,860,358	0.8
23,400		CyberAgent, Inc.	911,961	0.4
75,800		Fujitsu General Ltd.	1,661,681	0.7
105,100		Inpex Corp.	1,308,077	0.5
69,400		Japan Tobacco, Inc.	2,234,896	0.9
37,100		Kansai Paint Co., Ltd.	962,717	0.4
24,300		Koito Manufacturing Co., Ltd.	1,701,325	0.7
5,300		Mabuchi Motor Co., Ltd.	286,489	0.1
207,000		Mitsubishi Electric Corp.	3,430,524	1.4
10,700		Murata Manufacturing Co., Ltd.	1,432,603	0.6
70,100		Nippon Telegraph & Telephone Corp.	3,295,689	1.4
21,600		Olympus Corp.	826,308	0.4

See Accompanying Notes to Financial Statements

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

72,600	(1)	Renesas Electronics Corp.	841,974	0.4
87,500		Seven & I Holdings Co., Ltd.	3,624,811	1.5
162,300		Sumitomo Corp.	2,752,893	1.1
24,000		Suzuki Motor Corp.	1,389,208	0.6
19,200		Terumo Corp.	908,346	0.4
47,600		Tokio Marine Holdings, Inc.	2,164,993	0.9
435,800		Yahoo! Japan Corp.	1,996,614	0.8
			36,657,961	15.2

		Malaysia: 0.3%
1,278,000		Astro Malaysia Holdings Bhd	836,842	0.3

		Mexico: 0.6%
204,069		Grupo Financiero Santander Mexico SAB de CV ADR	1,491,744	0.6

		Netherlands: 2.3%
13,357		Airbus SE	1,327,506	0.5
74,918	(1),(3)	Altice NV	785,621	0.3
12,046		ASML Holding NV	2,094,293	0.9
12,300	(1)	NXP Semiconductor NV - NXPI - US	1,440,207	0.6
			5,647,627	2.3

		Peru: 0.3%
3,575		Credicorp Ltd.	741,562	0.3

		Singapore: 0.4%
62,900	(1),(3)	Sea Ltd. ADR	838,457	0.4

		South Africa: 0.6%
272,391		FirstRand Ltd.	1,474,615	0.6

		South Korea: 3.9%
1,500		LG Household & Health Care Ltd.	1,665,966	0.7
4,149		NAVER Corp.	3,370,563	1.4
4,044	(1),(2)	Netmarble Games Corp.	710,388	0.3
1,500		Samsung Electronics Co., Ltd.	3,563,867	1.5
			9,310,784	3.9

		Spain: 2.4%
39,443		Amadeus IT Group SA	2,838,409	1.2
127,534		Grifols SA ADR	2,923,079	1.2
			5,761,488	2.4

		Sweden: 2.8%
115,775	(1)	Essity AB	3,290,084	1.4
43,060		Hexagon AB	2,160,066	0.9
86,363		Svenska Handelsbanken AB	1,180,240	0.5
			6,630,390	2.8

		Switzerland: 6.5%
10,763		GAM Holding Ltd.	173,669	0.1
42,857		Julius Baer Group Ltd.	2,620,794	1.1
61,237		Nestle S.A.	5,264,928	2.2
18,578		Roche Holding AG	4,697,547	1.9
158,112		UBS Group AG	2,904,954	1.2
			15,661,892	6.5

		Taiwan: 2.0%
8,000		Largan Precision Co. Ltd.	1,073,851	0.4
491,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,759,624	1.6
			4,833,475	2.0

		Thailand: 0.6%
600,500		CP ALL PCL	1,417,265	0.6

		United Arab Emirates: 1.1%
55,886		DP World Ltd.	1,397,150	0.6
450,326		First Abu Dhabi Bank PJSC	1,256,781	0.5
			2,653,931	1.1

		United Kingdom: 11.6%
23,800		AstraZeneca PLC ADR	825,860	0.4
116,137		BAE Systems PLC	897,310	0.4
80,144		British American Tobacco PLC	5,417,626	2.2
30,256		Burberry Group PLC	729,466	0.3
129,089		Capita Group PLC	697,481	0.3
603,150	(2)	ConvaTec Group PLC	1,663,077	0.7
30,825		Experian PLC	679,465	0.3
52,488	(1)	Liberty Global PLC LILAC Group C	1,043,987	0.4
16,223	(1)	LivaNova PLC	1,296,542	0.5
1,336,061		Lloyds Banking Group Plc	1,225,142	0.5
12,724		London Stock Exchange Group PLC	650,790	0.3
93,486		Prudential PLC	2,394,201	1.0
23,407		Reckitt Benckiser Group PLC	2,183,716	0.9
68,650		Shire PLC	3,557,513	1.5
114,391		Smith & Nephew PLC	1,979,316	0.8
843,263		Vodafone Group PLC	2,665,545	1.1
			27,907,037	11.6

		United States: 4.0%
48,188	(1)	Liberty Global PLC - Class C	1,630,682	0.7
15,200		Mastercard, Inc. - Class A	2,300,672	1.0
14,599		Philip Morris International, Inc.	1,542,384	0.6
2,374	(1)	The Priceline Group, Inc.	4,125,395	1.7
			9,599,133	4.0

	Total Common Stock (Cost $190,255,125)		236,396,638	98.0

PREFERRED STOCK: 0.2%
		United States: 0.2%
9,427	(1),(4)	Xiaoju Kuaizhi, Inc., Series A-17	480,137	0.2

	Total Preferred Stock (Cost $258,546)		480,137	0.2

	Total Long-Term Investments (Cost $190,513,671)		236,876,775	98.2

See Accompanying Notes to Financial Statements

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
		Securities Lending Collateral(5): 0.7%
670,085	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $670,195, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $683,487, due 09/30/18-09/09/49)	670,085	0.3
1,000,000	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,000,179, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,027,770, due 01/15/19-02/15/46)	1,000,000	0.4
		1,670,085	0.7

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.9%
2,250,376	(6) T. Rowe Price Reserve Investment Fund, 1.247%
	(Cost $2,250,376)	2,250,376	0.9

	Total Short-Term Investments (Cost $3,920,461)	3,920,461	1.6

	Total Investments in Securities (Cost $194,434,132)	$240,797,236	99.8
	Assets in Excess of Other Liabilities	417,194	0.2
	Net Assets	$241,214,430	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 96.5%
		Basic Materials: 7.3%
2,140,000	(1),(2)	Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/25	2,204,200	0.4
1,760,000	(1)	ArcelorMittal, 6.125%, 06/01/25	2,035,000	0.4
500,000		ArcelorMittal, 6.000%, 03/01/21	542,500	0.1
650,000		ArcelorMittal, 7.500%, 10/15/39	835,250	0.1
1,500,000	(2)	Aruba Investments, Inc., 8.750%, 02/15/23	1,556,250	0.3
1,500,000	(2)	Cascades, Inc., 5.500%, 07/15/22	1,548,750	0.3
1,125,000		Chemours Co/The, 5.375%, 05/15/27	1,167,187	0.2
1,580,000	(2)	Constellium NV, 5.750%, 05/15/24	1,619,500	0.3
250,000	(2)	Constellium NV, 5.875%, 02/15/26	255,312	0.0
1,775,000	(2)	Cornerstone Chemical Co., 6.750%, 08/15/24	1,775,000	0.3
910,000	(2)	Ferroglobe PLC / Globe Specialty Metals, Inc., 9.375%, 03/01/22	982,800	0.2
1,660,000	(1)	Freeport-McMoRan, Inc., 4.550%, 11/14/24	1,696,022	0.3
2,000,000		Freeport-McMoRan, Inc., 5.450%, 03/15/43	2,007,500	0.3
1,000,000		Hexion, Inc., 6.625%, 04/15/20	902,500	0.2
935,000	(2)	Hexion, Inc., 10.375%, 02/01/22	874,809	0.2
930,000	(1),(2)	Hexion, Inc., 13.750%, 02/01/22	767,250	0.1
1,220,000		Huntsman International LLC, 5.125%, 11/15/22	1,305,400	0.2
1,850,000	(2)	IAMGOLD Corp., 7.000%, 04/15/25	1,914,750	0.3
1,750,000	(1),(2)	INEOS Group Holdings SA, 5.625%, 08/01/24	1,828,750	0.3
2,075,000	(2)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 10.500%, 04/15/23	2,355,125	0.4
4,000,000	(3)	Momentive Performance Materials, Inc. Escrow, 8.875%, 10/15/20	–	–
1,799,000		Momentive Performance Materials, Inc., 3.880%, 10/24/21	1,884,453	0.3
2,250,000	(2)	Rayonier AM Products, Inc., 5.500%, 06/01/24	2,252,813	0.4
690,000	(2)	SPCM SA, 4.875%, 09/15/25	697,763	0.1
500,000		Steel Dynamics, Inc., 5.125%, 10/01/21	513,750	0.1
1,000,000		Steel Dynamics, Inc., 5.500%, 10/01/24	1,065,000	0.2

501,000		Teck Resources Ltd., 4.750%, 01/15/22	525,449	0.1
2,350,000		Teck Resources Ltd., 5.200%, 03/01/42	2,338,250	0.4
895,000	(2)	Tronox Finance LLC, 7.500%, 03/15/22	937,512	0.2
580,000	(1),(2)	Tronox Finance PLC, 5.750%, 10/01/25	597,400	0.1
335,000		Valvoline, Inc., 4.375%, 08/15/25	338,769	0.1
800,000		Valvoline, Inc., 5.500%, 07/15/24	852,000	0.1
445,000	(2)	WR Grace & Co-Conn, 5.125%, 10/01/21	468,919	0.1
945,000	(2)	WR Grace & Co-Conn, 5.625%, 10/01/24	1,022,962	0.2
			41,668,895	7.3

		Communications: 16.1%
1,890,000	(2)	Acosta, Inc., 7.750%, 10/01/22	1,389,150	0.2
1,000,000	(1),(2)	Altice Finco SA, 8.125%, 01/15/24	1,050,000	0.2
1,530,000	(1),(2)	Altice Luxembourg SA, 7.625%, 02/15/25	1,470,712	0.3
2,000,000	(2)	Altice Luxembourg SA, 7.750%, 05/15/22	1,962,500	0.3
1,605,000	(2)	Altice US Finance I Corp., 5.500%, 05/15/26	1,639,106	0.3
1,115,000		AMC Networks, Inc., 4.750%, 08/01/25	1,108,031	0.2
1,175,000	(2)	Block Communications, Inc., 6.875%, 02/15/25	1,236,687	0.2
960,000		Cablevision Systems Corp., 5.875%, 09/15/22	948,000	0.2
1,470,000	(2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/27	1,451,625	0.3
1,665,000	(2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/28	1,627,537	0.3
1,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/22	1,026,875	0.2
1,130,000	(2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/26	1,161,075	0.2
2,395,000	(2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	2,493,794	0.4
1,000,000		CenturyLink, Inc., 5.625%, 04/01/20	1,011,250	0.2
950,000	(2)	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	954,750	0.2
1,760,000	(2)	CommScope Tech Finance LLC, 6.000%, 06/15/25	1,878,800	0.3

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

2,600,000		CSC Holdings LLC, 5.250%, 06/01/24	2,554,500	0.4
1,125,000	(2)	CSC Holdings LLC, 6.625%, 10/15/25	1,220,602	0.2
525,000		DISH DBS Corp., 5.000%, 03/15/23	500,719	0.1
1,000,000		DISH DBS Corp., 5.875%, 07/15/22	1,008,750	0.2
1,675,000		DISH DBS Corp., 5.875%, 11/15/24	1,635,219	0.3
1,750,000		DISH DBS Corp., 6.750%, 06/01/21	1,844,062	0.3
1,650,000	(2)	Gray Television, Inc., 5.125%, 10/15/24	1,650,000	0.3
2,300,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/23	1,886,000	0.3
1,000,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	945,000	0.2
2,205,000		Level 3 Financing, Inc., 5.125%, 05/01/23	2,216,025	0.4
1,500,000		Level 3 Financing, Inc., 5.250%, 03/15/26	1,476,075	0.3
800,000		Level 3 Financing, Inc., 5.375%, 01/15/24	801,000	0.1
1,220,000		LIN Television Corp., 5.875%, 11/15/22	1,274,900	0.2
2,225,000		Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	2,297,312	0.4
500,000	(2)	Midcontinent Communications / Midcontinent Finance Corp., 6.875%, 08/15/23	533,125	0.1
1,190,000	(2)	Netflix, Inc., 4.875%, 04/15/28	1,167,687	0.2
1,000,000		Netflix, Inc., 5.750%, 03/01/24	1,066,250	0.2
900,000	(2)	Nexstar Broadcasting, Inc., 5.625%, 08/01/24	931,500	0.2
1,100,000		Northwestern Bell Telephone, 7.750%, 05/01/30	1,175,153	0.2
3,075,000	(2)	SFR Group SA, 6.250%, 05/15/24	3,094,219	0.5
2,159,000	(2)	Plantronics, Inc., 5.500%, 05/31/23	2,248,059	0.4
2,070,000	(2)	Salem Media Group, Inc., 6.750%, 06/01/24	2,070,000	0.4
1,065,000	(1),(2)	Sinclair Television Group, Inc., 5.125%, 02/15/27	1,061,006	0.2
1,380,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	1,426,575	0.3
2,280,000	(2)	Sirius XM Radio, Inc., 5.000%, 08/01/27	2,297,100	0.4
1,340,000	(2)	Sirius XM Radio, Inc., 6.000%, 07/15/24	1,420,400	0.3
5,000,000		Sprint Communications, Inc., 6.000%, 11/15/22	5,012,500	0.9
3,235,000		Sprint Corp., 7.125%, 06/15/24	3,299,700	0.6
1,750,000		Sprint Corp., 7.250%, 09/15/21	1,857,188	0.3

1,000,000		Sprint Nextel Corp., 8.750%, 03/15/32	1,137,500	0.2
1,375,000		Telecom Italia Capital SA, 6.000%, 09/30/34	1,550,313	0.3
2,589,000		Telecom Italia Capital SA, 6.375%, 11/15/33	3,022,658	0.5
215,000		Telecom Italia Capital SA, 7.200%, 07/18/36	268,213	0.0
1,295,000	(2)	Telesat Canada / Telesat LLC, 8.875%, 11/15/24	1,453,638	0.3
600,000		T-Mobile USA, Inc., 5.125%, 04/15/25	624,750	0.1
2,700,000		T-Mobile USA, Inc., 6.500%, 01/15/26	2,953,125	0.5
250,000		T-Mobile USA, Inc., 6.836%, 04/28/23	262,500	0.0
2,500,000	(2)	Univision Communications, Inc., 5.125%, 02/15/25	2,443,750	0.4
2,638,000	(2)	Windstream Services LLC / Windstream Finance Corp., 6.375%, 08/01/23	1,595,990	0.3
1,255,000	(2)	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/27	1,283,238	0.2
2,360,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/23	2,469,858	0.4
			91,446,051	16.1

		Consumer, Cyclical: 17.9%
2,345,000	(2)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/25	2,374,313	0.4
1,580,000	(2)	Adient Global Holdings Ltd., 4.875%, 08/15/26	1,631,350	0.3
500,000	(1)	AMC Entertainment Holdings, Inc., 5.875%, 02/15/22	509,375	0.1
1,750,000	(1)	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	1,732,500	0.3
705,000	(2)	American Greetings Corp., 7.875%, 02/15/25	764,925	0.1
1,480,000	(2)	American Tire Distributors, Inc., 10.250%, 03/01/22	1,531,800	0.3
2,000,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	2,092,400	0.4
1,270,000	(2)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/25	1,274,762	0.2
1,308,000	(2)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.875%, 02/15/21	1,339,065	0.2
2,070,000		AV Homes, Inc., 6.625%, 05/15/22	2,178,675	0.4
1,420,000	(1)	Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc., 9.375%, 05/01/22	1,522,950	0.3

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

2,000,000		CalAtlantic Group, Inc., 5.250%, 06/01/26	2,122,500	0.4
2,390,000		Caleres, Inc., 6.250%, 08/15/23	2,530,412	0.4
460,000	(1),(2)	Carlson Travel, Inc., 6.750%, 12/15/23	417,450	0.1
465,000	(2)	Carlson Travel, Inc., 9.500%, 12/15/24	375,487	0.1
1,170,000	(2)	Carmike Cinemas, Inc., 6.000%, 06/15/23	1,228,500	0.2
1,880,000	(2)	CCM Merger, Inc., 6.000%, 03/15/22	1,934,050	0.3
2,135,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	2,241,750	0.4
2,900,000		Century Communities, Inc., 5.875%, 07/15/25	2,921,750	0.5
1,875,000	(2)	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26	1,940,625	0.3
2,895,000	(2)	CRC Escrow Issuer LLC / CRC Finco, Inc., 5.250%, 10/15/25	2,932,056	0.5
1,790,000		Dana, Inc., 5.500%, 12/15/24	1,899,637	0.3
2,320,000	(2)	DBP Holding Corp., 7.750%, 10/15/20	1,299,200	0.2
2,000,000		Dollar Tree, Inc., 5.750%, 03/01/23	2,098,750	0.4
1,715,000	(2)	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24	1,890,787	0.3
440,000		GLP Capital L.P. / GLP Financing II, Inc., 4.375%, 04/15/21	453,200	0.1
880,000		GLP Capital L.P. / GLP Financing II, Inc., 5.375%, 04/15/26	946,000	0.2
2,275,000	(2)	Golden Nugget, Inc., 6.750%, 10/15/24	2,320,500	0.4
970,000		Goodyear Tire & Rubber Co., 5.125%, 11/15/23	1,014,513	0.2
1,175,000	(1),(2)	Guitar Center, Inc., 6.500%, 04/15/19	1,092,750	0.2
805,000	(2)	H&E Equipment Services, Inc., 5.625%, 09/01/25	843,237	0.1
1,410,000		Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.875%, 04/01/27	1,478,737	0.3
3,560,000	(2)	Hot Topic, Inc., 9.250%, 06/15/21	3,399,800	0.6
980,000	(2)	International Game Technology PLC, 6.250%, 02/15/22	1,060,850	0.2
955,000	(2)	International Game Technology PLC, 6.500%, 02/15/25	1,071,988	0.2
880,000	(2)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/24	909,700	0.2

880,000	(2)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/26	928,400	0.2
1,750,000		L Brands, Inc., 6.750%, 07/01/36	1,758,750	0.3
1,845,000	(2)	Lions Gate Entertainment Corp., 5.875%, 11/01/24	1,958,006	0.3
1,315,000		M/I Homes, Inc., 5.625%, 08/01/25	1,341,195	0.2
945,000		M/I Homes, Inc., 6.750%, 01/15/21	982,800	0.2
1,600,000	(1)	Men's Wearhouse, Inc./The, 7.000%, 07/01/22	1,614,080	0.3
1,225,000		Meritage Homes Corp., 5.125%, 06/06/27	1,249,500	0.2
1,495,000		Meritage Homes Corp., 7.000%, 04/01/22	1,689,350	0.3
2,000,000		MGM Resorts International, 6.625%, 12/15/21	2,199,400	0.4
500,000		MGM Resorts International, 6.750%, 10/01/20	541,250	0.1
1,600,000	(2)	Navistar International Corp., 6.625%, 11/01/25	1,673,408	0.3
680,000	(2)	Neiman Marcus Group Ltd., Inc., 8.000%, 10/15/21	394,536	0.1
2,095,000	(1),(2),(4)	Neiman Marcus Group Ltd., Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 10/15/21	1,130,881	0.2
2,215,000	(2)	Penn National Gaming, Inc., 5.625%, 01/15/27	2,303,600	0.4
235,000	(2)	PetSmart, Inc., 5.875%, 06/01/25	181,538	0.0
3,370,000	(2)	PetSmart, Inc., 7.125%, 03/15/23	2,013,575	0.4
400,000		PulteGroup, Inc., 5.500%, 03/01/26	436,500	0.1
2,415,000	(1),(2)	Rite Aid Corp., 6.125%, 04/01/23	2,188,594	0.4
500,000		CalAtlantic Group, Inc., 5.375%, 10/01/22	538,125	0.1
845,000	(2)	Scientific Games International, Inc., 5.000%, 10/15/25	849,225	0.1
1,010,000		Scientific Games International, Inc., 6.625%, 05/15/21	1,047,875	0.2
810,000	(2)	Scientific Games International, Inc., 7.000%, 01/01/22	855,563	0.1
1,815,000		Scientific Games International, Inc., 10.000%, 12/01/22	1,998,769	0.4
1,640,000	(2)	Silversea Cruise Finance Ltd., 7.250%, 02/01/25	1,775,300	0.3
775,000	(2)	Six Flags Entertainment Corp., 4.875%, 07/31/24	788,563	0.1

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

1,550,000	(2)	Six Flags Entertainment Corp., 5.500%, 04/15/27	1,608,125	0.3
2,000,000		Springs Industries, Inc., 6.250%, 06/01/21	2,045,000	0.4
1,995,000	(2)	Station Casinos LLC, 5.000%, 10/01/25	2,009,963	0.4
2,050,000	(2)	Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/22	1,117,250	0.2
1,330,000	(2)	Viking Cruises Ltd., 5.875%, 09/15/27	1,356,600	0.2
465,000	(2)	WMG Acquisition Corp., 5.625%, 04/15/22	480,694	0.1
2,140,000	(2)	WMG Acquisition Corp., 6.750%, 04/15/22	2,241,650	0.4
800,000	(2)	Wolverine World Wide, Inc., 5.000%, 09/01/26	800,000	0.1
			101,474,409	17.9

		Consumer, Non-cyclical: 17.4%
2,100,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/22	2,115,750	0.4
110,000		Acadia Healthcare Co., Inc., 6.500%, 03/01/24	114,950	0.0
2,145,000	(1)	Albertsons Cos LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 06/15/24	2,059,200	0.4
1,235,313	(2),(4)	BI-LO LLC / BI-LO Finance Corp., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/18	401,477	0.1
1,165,000	(1),(2)	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	1,115,487	0.2
1,190,000	(2)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/25	1,079,925	0.2
485,000		Centene Corp., 4.750%, 01/15/25	494,700	0.1
2,035,000		Centene Corp., 5.625%, 02/15/21	2,096,050	0.4
775,000		Centene Corp., 6.125%, 02/15/24	821,500	0.1
415,000		Central Garden & Pet Co., 5.125%, 02/01/28	416,037	0.1
1,750,000		Central Garden & Pet Co., 6.125%, 11/15/23	1,859,375	0.3
1,780,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/23	1,610,900	0.3
1,285,000	(1)	CHS/Community Health Systems, Inc., 7.125%, 07/15/20	966,962	0.2
1,225,000	(1)	CHS/Community Health Systems, Inc., 8.000%, 11/15/19	1,044,312	0.2
1,000,000		Cott Beverages, Inc., 5.375%, 07/01/22	1,040,201	0.2
1,410,000	(2)	Cott Holdings, Inc., 5.500%, 04/01/25	1,454,062	0.2
1,750,000	(2)	APTIM Corp., 7.750%, 06/15/25	1,680,000	0.3
1,660,000		DaVita, Inc., 5.125%, 07/15/24	1,679,712	0.3

1,245,000	(2),(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/22	1,269,900	0.2
400,000	(1),(2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/24	407,000	0.1
1,155,000	(2)	Endo Finance LLC / Endo Finco, Inc., 5.375%, 01/15/23	906,675	0.2
675,000	(2)	Envision Healthcare Corp., 5.125%, 07/01/22	658,125	0.1
2,000,000		Envision Healthcare Corp., 5.625%, 07/15/22	2,030,000	0.4
2,000,000		HCA Healthcare, Inc., 6.250%, 02/15/21	2,125,000	0.4
1,185,000		HCA, Inc., 5.375%, 02/01/25	1,229,437	0.2
1,350,000		HCA, Inc., 5.500%, 06/15/47	1,350,000	0.2
2,000,000		HCA, Inc., 5.875%, 05/01/23	2,140,000	0.4
3,500,000		HCA, Inc., 7.500%, 02/15/22	3,946,250	0.7
354,000	(2)	Herc Rentals, Inc., 7.500%, 06/01/22	383,205	0.1
434,000	(1),(2)	Herc Rentals, Inc., 7.750%, 06/01/24	478,485	0.1
560,000	(1),(2)	Hertz Corp./The, 7.625%, 06/01/22	588,000	0.1
1,365,000	(1),(2)	Hertz Corp., 5.500%, 10/15/24	1,238,737	0.2
1,500,000	(1)	Hertz Corp., 7.375%, 01/15/21	1,522,500	0.3
2,445,000	(2)	Hill-Rom Holdings, Inc., 5.750%, 09/01/23	2,570,306	0.4
2,405,000	(2)	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	2,435,063	0.4
470,000	(2)	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/25	454,725	0.1
2,250,000	(2)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/24	2,185,312	0.4
935,000	(2)	Lamb Weston Holdings, Inc., 4.625%, 11/01/24	967,725	0.2
935,000	(2)	Lamb Weston Holdings, Inc., 4.875%, 11/01/26	979,413	0.2
2,040,000	(2)	Live Nation Entertainment, Inc., 5.375%, 06/15/22	2,113,950	0.4
1,920,000	(2)	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	1,944,000	0.3
1,535,000		Molina Healthcare, Inc., 5.375%, 11/15/22	1,607,913	0.3
2,570,000	(2)	MPH Acquisition Holdings LLC, 7.125%, 06/01/24	2,743,475	0.5

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

925,000	(2)	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	953,906	0.2
380,000	(2)	Pilgrim's Pride Corp., 5.750%, 03/15/25	392,350	0.1
380,000	(2)	Pilgrim's Pride Corp., 5.875%, 09/30/27	392,350	0.1
1,255,000		Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 5.875%, 01/15/24	1,333,438	0.2
545,000	(2),(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/22	566,800	0.1
900,000	(2)	Post Holdings, Inc., 5.000%, 08/15/26	887,625	0.2
1,100,000	(2)	Post Holdings, Inc., 8.000%, 07/15/25	1,241,625	0.2
1,415,000	(1)	Revlon Consumer Products Corp., 6.250%, 08/01/24	870,225	0.1
490,000	(1)	RR Donnelley & Sons Co., 6.000%, 04/01/24	459,987	0.1
145,000		Spectrum Brands, Inc., 5.750%, 07/15/25	153,338	0.0
1,000,000		Spectrum Brands, Inc., 6.625%, 11/15/22	1,037,500	0.2
2,060,000	(2)	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23	2,152,700	0.4
1,175,000	(2),(4)	Sterigenics-Nordion Topco LLC, 8.125% (PIK Rate 8.875%, Cash Rate 8.125%), 11/01/21	1,189,688	0.2
1,748,000		Teleflex, Inc., 5.250%, 06/15/24	1,831,030	0.3
1,105,000	(2)	Tenet Healthcare Corp., 5.125%, 05/01/25	1,081,519	0.2
2,025,000		Tenet Healthcare Corp., 6.750%, 02/01/20	2,052,844	0.4
1,840,000	(1)	Tenet Healthcare Corp., 6.750%, 06/15/23	1,791,700	0.3
750,000		Tenet Healthcare Corp., 8.125%, 04/01/22	765,938	0.1
500,000		United Rentals North America, Inc., 5.500%, 05/15/27	527,500	0.1
800,000		United Rentals North America, Inc., 4.625%, 10/15/25	808,000	0.1
665,000		United Rentals North America, Inc., 4.875%, 01/15/28	669,988	0.1
1,285,000	(2)	US Foods, Inc., 5.875%, 06/15/24	1,355,675	0.2
1,000,000	(2)	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	920,000	0.2
1,350,000	(2)	Valeant Pharmaceuticals International, Inc., 5.500%, 11/01/25	1,380,375	0.2
1,080,000	(2)	Valeant Pharmaceuticals International, Inc., 6.125%, 04/15/25	992,250	0.2

355,000	(2)	Valeant Pharmaceuticals International, Inc., 6.500%, 03/15/22	373,638	0.1
3,055,000	(2)	Valeant Pharmaceuticals International, Inc., 6.750%, 08/15/21	3,089,369	0.5
720,000	(2)	Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24	772,200	0.1
2,480,000	(1),(2)	Valeant Pharmaceuticals International, Inc., 7.250%, 07/15/22	2,517,200	0.4
280,000	(2)	Valeant Pharmaceuticals International, Inc., 9.000%, 12/15/25	292,516	0.0
2,800,000	(2)	Vizient, Inc., 10.375%, 03/01/24	3,157,000	0.5
2,215,000	(2)	West Street Merger Sub, Inc., 6.375%, 09/01/25	2,231,613	0.4
			98,567,683	17.4

		Energy: 15.2%
1,360,000		Antero Resources Corp., 5.125%, 12/01/22	1,394,000	0.2
1,020,000		Antero Resources Corp., 5.000%, 03/01/25	1,045,500	0.2
2,800,000	(1),(2)	California Resources Corp., 8.000%, 12/15/22	2,320,500	0.4
250,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/23	252,500	0.0
1,520,000	(2)	Centennial Resource Production LLC, 5.375%, 01/15/26	1,552,300	0.3
2,140,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/27	2,218,966	0.4
1,155,000		Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/25	1,253,897	0.2
1,480,000	(1)	Chesapeake Energy Corp., 6.125%, 02/15/21	1,505,900	0.3
2,140,000	(1),(2)	Chesapeake Energy Corp., 8.000%, 01/15/25	2,164,075	0.4
1,000,000	(2)	Continental Resources, Inc./OK, 4.375%, 01/15/28	988,450	0.2
1,250,000		Continental Resources, Inc./OK, 4.500%, 04/15/23	1,278,125	0.2
1,500,000		Continental Resources, Inc./OK, 5.000%, 09/15/22	1,528,125	0.3

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

1,885,000	(2)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/25	1,969,259	0.3
2,080,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/25	2,155,400	0.4
2,245,000	(2)	Delek Logistics Partners L.P., 6.750%, 05/15/25	2,278,675	0.4
1,400,000		Diamond Offshore Drilling, Inc., 4.875%, 11/01/43	1,029,000	0.2
1,370,000		Diamondback Energy, Inc., 4.750%, 11/01/24	1,381,987	0.2
1,870,000		Eclipse Resources Corp., 8.875%, 07/15/23	1,928,437	0.3
760,000	(2)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/26	775,200	0.1
1,140,000	(2)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/28	1,175,055	0.2
1,100,000	(1)	Ensco PLC, 5.200%, 03/15/25	940,500	0.2
700,000		Ensco PLC, 5.750%, 10/01/44	483,000	0.1
1,415,000		Enviva Partners L.P. / Enviva Partners Finance Corp., 8.500%, 11/01/21	1,512,281	0.3
750,000		EP Energy LLC / Everest Acquisition Finance, Inc., 6.375%, 06/15/23	408,750	0.1
1,275,000		EP Energy LLC/ Everest Acquisition Finance, Inc., 9.375%, 05/01/24	1,085,289	0.2
1,420,000		Gulfport Energy Corp., 6.000%, 10/15/24	1,427,100	0.3
460,000		Gulfport Energy Corp., 6.375%, 05/15/25	464,025	0.1
380,000	(2)	Gulfport Energy Corp., 6.375%, 01/15/26	383,800	0.1
945,000	(2)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/26	980,437	0.2
2,000,000	(2)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/24	1,990,000	0.4
1,900,000	(2)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/25	1,916,625	0.3
2,365,000	(2)	Lonestar Resources America, Inc., 8.750%, 04/15/19	2,487,980	0.4
990,000	(2)	Lonestar Resources America, Inc., 11.250%, 01/01/23	1,017,225	0.2

1,385,000		Murphy Oil Corp., 4.450%, 12/01/22	1,393,656	0.2
995,000		Murphy Oil Corp., 5.750%, 08/15/25	1,019,875	0.2
380,000		Murphy Oil Corp., 6.875%, 08/15/24	406,600	0.1
70,000		Murphy Oil USA, Inc., 5.625%, 05/01/27	73,777	0.0
2,000,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	2,095,000	0.4
1,415,000	(1),(2)	Murray Energy Corp., 11.250%, 04/15/21	728,725	0.1
1,557,000		Newfield Exploration Co., 5.625%, 07/01/24	1,681,560	0.3
225,000	(2)	NGPL PipeCo LLC, 4.375%, 08/15/22	229,641	0.0
850,000	(2)	NGPL PipeCo LLC, 4.875%, 08/15/27	885,063	0.2
1,795,000		NuStar Logistics L.P., 5.625%, 04/28/27	1,830,900	0.3
2,250,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	2,328,750	0.4
315,000	(2)	PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	326,025	0.1
1,500,000		Range Resources Corp., 5.875%, 07/01/22	1,537,500	0.3
2,000,000	(2)	Rockies Express Pipeline LLC, 5.625%, 04/15/20	2,105,000	0.4
1,845,000		Rowan Cos, Inc., 5.400%, 12/01/42	1,383,750	0.2
1,470,000	(1)	Sanchez Energy Corp., 6.125%, 01/15/23	1,253,175	0.2
976,000		Sanchez Energy Corp., 7.750%, 06/15/21	922,320	0.2
1,900,000	(2)	SRC Energy, Inc., 6.250%, 12/01/25	1,952,250	0.3
500,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 08/15/22	502,500	0.1
1,175,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/25	1,190,733	0.2
2,000,000		Sunoco L.P. / Sunoco Finance Corp., 6.375%, 04/01/23	2,112,500	0.4
1,670,000	(2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/28	1,692,462	0.3
2,200,000	(1)	Transocean, Inc., 6.800%, 03/15/38	1,784,750	0.3
2,145,000		Unit Corp., 6.625%, 05/15/21	2,171,813	0.4
1,940,000	(2)	Vermilion Energy, Inc., 5.625%, 03/15/25	1,937,575	0.3
1,000,000		Weatherford International LLC, 6.800%, 06/15/37	835,000	0.1

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

1,250,000	(1)	Weatherford International Ltd., 4.500%, 04/15/22	1,137,500	0.2
1,805,000		WildHorse Resource Development Corp., 6.875%, 02/01/25	1,850,125	0.3
3,237,000		WPX Energy, Inc., 6.000%, 01/15/22	3,398,850	0.6
			86,059,738	15.2

		Financial: 4.3%
2,200,000	(1)	Ally Financial, Inc., 5.750%, 11/20/25	2,406,250	0.4
500,000		Ally Financial, Inc., 7.500%, 09/15/20	555,000	0.1
1,652,000		Ally Financial, Inc., 8.000%, 11/01/31	2,151,730	0.4
1,500,000		CIT Group, Inc., 5.000%, 08/15/22	1,593,750	0.3
285,000		Equinix, Inc., 5.375%, 04/01/23	296,115	0.1
1,700,000		Equinix, Inc., 5.750%, 01/01/25	1,812,625	0.3
2,100,000	(2)	ESH Hospitality, Inc., 5.250%, 05/01/25	2,126,250	0.4
800,000	(2)	FBM Finance, Inc., 8.250%, 08/15/21	854,000	0.1
900,000		MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/24	963,000	0.2
825,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/27	842,531	0.1
400,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.250%, 08/01/26	416,000	0.1
502,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/24	522,080	0.1
2,535,000		Navient Corp., 5.875%, 10/25/24	2,528,662	0.4
750,000		Navient Corp., 6.125%, 03/25/24	763,125	0.1
2,000,000		Navient Corp., 7.250%, 09/25/23	2,140,000	0.4
1,065,000	(2)	Quicken Loans, Inc., 5.250%, 01/15/28	1,054,031	0.2
1,210,000	(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	1,256,888	0.2
200,000		SLM Corp., 5.125%, 04/05/22	208,500	0.0
400,000		Springleaf Finance Corp., 6.125%, 05/15/22	417,000	0.1
1,755,000	(2)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/25	1,790,100	0.3
			24,697,637	4.3

		Industrial: 10.4%
1,875,000	(2)	Advanced Disposal Services, Inc., 5.625%, 11/15/24	1,921,875	0.3
630,000		AECOM, 5.750%, 10/15/22	659,925	0.1
1,880,000		AECOM, 5.875%, 10/15/24	2,045,816	0.4
2,375,000	(4)	ARD Finance SA, 7.125% (PIK Rate 7.875%, Cash Rate 0.000%), 09/15/23	2,487,812	0.4
492,000	(2)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.000%, 02/15/25	519,060	0.1
1,000,000	(2)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	1,092,500	0.2
1,670,000	(2)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23	1,753,500	0.3
1,005,000	(2)	BMC East LLC, 5.500%, 10/01/24	1,042,687	0.2
1,250,000	(2)	Bombardier, Inc., 6.000%, 10/15/22	1,237,500	0.2
165,000	(1),(2)	Bombardier, Inc., 7.500%, 12/01/24	167,887	0.0
2,350,000	(2)	Bombardier, Inc., 8.750%, 12/01/21	2,596,750	0.5
285,000	(2)	Builders FirstSource, Inc., 5.625%, 09/01/24	297,668	0.0
2,545,000	(2)	BWAY Holding Co., 7.250%, 04/15/25	2,634,075	0.5
1,520,000	(2)	FXI Holdings, Inc., 7.875%, 11/01/24	1,520,456	0.3
1,750,000	(2)	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	1,798,125	0.3
1,600,000	(2)	Itron, Inc., 5.000%, 01/15/26	1,610,000	0.3
960,000	(2)	Jeld-Wen, Inc., 4.625%, 12/15/25	969,600	0.2
960,000	(2)	Jeld-Wen, Inc., 4.875%, 12/15/27	972,000	0.2
1,300,000	(2)	Koppers, Inc., 6.000%, 02/15/25	1,381,250	0.2
1,775,000	(2)	Masonite International Corp., 5.625%, 03/15/23	1,864,282	0.3
190,000	(2)	Multi-Color Corp., 4.875%, 11/01/25	191,188	0.0
2,525,000	(2)	Multi-Color Corp., 6.125%, 12/01/22	2,648,094	0.5
1,415,000	(2)	Novelis Corp., 5.875%, 09/30/26	1,446,838	0.3
400,000	(2)	Novelis Corp., 6.250%, 08/15/24	420,000	0.1
1,595,000		Orbital ATK, Inc., 5.500%, 10/01/23	1,690,700	0.3
1,250,000		Oshkosh Corp., 5.375%, 03/01/22	1,290,625	0.2
275,000	(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	296,828	0.0

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

2,000,000	(2)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/25	2,238,750	0.4
1,520,000	(2)	Plastipak Holdings, Inc., 6.250%, 10/15/25	1,569,400	0.3
870,000	(2)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/23	901,538	0.2
115,000	(2)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/24	123,381	0.0
484,554		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	492,428	0.1
2,000,000	(2)	RSI Home Products, Inc., 6.500%, 03/15/23	2,105,000	0.4
1,000,000	(2)	Sealed Air Corp., 5.500%, 09/15/25	1,092,500	0.2
500,000	(2)	Sealed Air Corp., 6.500%, 12/01/20	550,000	0.1
2,515,000	(2)	Shape Technologies Group, Inc., 7.625%, 02/01/20	2,577,875	0.5
2,295,000	(2)	Standard Industries, Inc./NJ, 6.000%, 10/15/25	2,461,387	0.4
510,000		Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/23	532,950	0.1
2,000,000		Summit Materials LLC / Summit Materials Finance Corp., 8.500%, 04/15/22	2,225,000	0.4
800,000		TransDigm, Inc., 6.375%, 06/15/26	813,000	0.1
1,180,000		TransDigm, Inc., 6.500%, 05/15/25	1,209,500	0.2
2,030,000	(2)	Wrangler Buyer Corp., 6.000%, 10/01/25	2,101,050	0.4
1,260,000	(2)	Zekelman Industries, Inc., 9.875%, 06/15/23	1,420,650	0.2
			58,971,450	10.4

		Technology: 6.3%
1,575,000	(2)	Ascend Learning LLC, 6.875%, 08/01/25	1,630,125	0.3
2,000,000	(2)	BMC Software Finance, Inc., 8.125%, 07/15/21	2,022,500	0.3
900,000	(2),(4)	Boxer Parent Co., Inc., 9.000% (PIK Rate 9.750%, Cash Rate 9.000%), 10/15/19	902,925	0.1
1,595,000	(2)	CDK Global, Inc., 4.875%, 06/01/27	1,618,925	0.3
580,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/25	603,200	0.1
1,500,000		CDW LLC / CDW Finance Corp., 5.500%, 12/01/24	1,638,750	0.3
940,000	(2)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/25	943,525	0.2

1,200,000	(2)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	1,298,077	0.2
445,000	(2)	Dell International LLC / EMC Corp., 5.875%, 06/15/21	462,800	0.1
1,200,000	(2)	Dell International LLC / EMC Corp., 6.020%, 06/15/26	1,324,987	0.2
445,000	(2)	Dell International LLC / EMC Corp., 7.125%, 06/15/24	487,383	0.1
1,410,000		Donnelley Financial Solutions, Inc., 8.250%, 10/15/24	1,512,225	0.3
1,000,000	(2)	First Data Corp., 5.750%, 01/15/24	1,042,250	0.2
3,650,000	(2)	First Data Corp., 7.000%, 12/01/23	3,869,000	0.7
2,000,000	(2),(4)	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125% (PIK Rate 7.875%, Cash Rate 7.125%), 05/01/21	2,055,000	0.3
1,895,000	(2)	Micron Technology, Inc., 5.250%, 01/15/24	1,977,906	0.3
910,000	(2)	MSCI, Inc., 5.250%, 11/15/24	963,462	0.2
865,000	(2)	MSCI, Inc., 5.750%, 08/15/25	933,119	0.2
1,000,000		NCR Corp., 4.625%, 02/15/21	1,011,250	0.2
500,000		NCR Corp., 5.000%, 07/15/22	511,250	0.1
750,000		NCR Corp., 6.375%, 12/15/23	787,500	0.1
1,780,000	(2)	Open Text Corp., 5.625%, 01/15/23	1,862,325	0.3
535,000	(2)	Open Text Corp., 5.875%, 06/01/26	577,800	0.1
510,000		Qorvo, Inc., 6.750%, 12/01/23	550,162	0.1
510,000		Qorvo, Inc., 7.000%, 12/01/25	571,838	0.1
1,000,000	(2)	Quintiles IMS, Inc., 5.000%, 10/15/26	1,028,750	0.2
1,430,000	(2)	RP Crown Parent LLC, 7.375%, 10/15/24	1,501,500	0.3
400,000	(2)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 02/01/23	420,000	0.1
1,745,000	(2)	Veritas US, Inc. / Veritas Bermuda Ltd., 10.500%, 02/01/24	1,823,525	0.3
			35,932,059	6.3

		Utilities: 1.6%
870,000		AES Corp., 5.500%, 03/15/24	909,150	0.2
19,000		AES Corp., 8.000%, 06/01/20	21,375	0.0
500,000	(1)	Calpine Corp., 5.375%, 01/15/23	488,750	0.1
750,000		Calpine Corp., 5.500%, 02/01/24	720,000	0.1
1,275,000	(1)	Calpine Corp., 5.750%, 01/15/25	1,216,031	0.2

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

2,000,000	(2)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	2,092,500	0.4
760,000	(2)	NRG Energy, Inc., 5.750%, 01/15/28	769,500	0.1
1,250,000		NRG Energy, Inc., 6.250%, 07/15/22	1,306,250	0.2
1,050,000		NRG Energy, Inc., 6.625%, 01/15/27	1,115,625	0.2
475,000		NRG Energy, Inc., 7.250%, 05/15/26	519,527	0.1
			9,158,708	1.6

		Total Corporate Bonds/Notes
		(Cost $539,090,906)	547,976,630	96.5

CONVERTIBLE BONDS/NOTES: 0.0%
		Financial: 0.0%
499,200	(2),(3)	Lehman Brothers Holdings, Inc., 8.160%, 05/30/09	12,012	0.0

		Total Convertible Bonds/Notes
		(Cost $451,666)	12,012	0.0

BANK LOANS: 0.6%
		Communications: 0.3%
2,250,000		iHeart Communications, Inc. Term Loan D, 8.122%, (US0003M + 6.750%), 01/30/19	1,697,812	0.3

		Healthcare - Services: 0.3%
1,696,793		Kindred Healthcare, Inc., 5.100%, (US0003M + 3.500%), 04/09/21	1,708,459	0.3

		Total Bank Loans
		(Cost $3,704,442)	3,406,271	0.6

		Total Long-Term Investments
		(Cost $543,247,014)	551,394,913	97.1

SHORT-TERM INVESTMENTS: 7.5%
		Securities Lending Collateral(5): 7.5%
10,089,417		Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $10,090,943, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $10,292,783, due 07/20/45-11/01/47)	10,089,417	1.8

10,089,417	Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.65%, due 01/02/18 (Repurchase Amount $10,091,241, collateralized by various U.S. Government Agency Obligations, 2.336%-4.279%, Market Value plus accrued interest $10,291,205, due 03/01/29-11/20/67)	10,089,417	1.8
2,122,178	JPMorgan Chase & Co., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $2,122,506, collateralized by various U.S. Government Securities, 1.375%-2.125%, Market Value plus accrued interest $2,164,624, due 08/31/18-03/31/24)	2,122,178	0.3
10,089,417	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $10,090,976, collateralized by various U.S. Government Agency Obligations, 1.982%-10.500%, Market Value plus accrued interest $10,291,205, due 01/15/18-08/01/48)	10,089,417	1.8
10,089,417	Nomura Securities, Repurchase Agreement dated 12/29/17, 1.42%, due 01/02/18 (Repurchase Amount $10,090,987, collateralized by various U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $10,291,205, due 04/05/18-11/20/67)	10,089,417	1.8
		42,479,846	7.5

	Total Short-Term Investments
	(Cost $42,479,846)	42,479,846	7.5

	Total Investments in Securities (Cost $585,726,860)	$593,874,759	104.6
	Liabilities in Excess of Other Assets	(26,062,446)	(4.6)
	Net Assets	$567,812,313	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Defaulted security
(4)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(5)	Represents securities purchased with cash collateral received for securities on loan.

Reference Rate Abbreviations:
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 18.3%
191,958	(1)	Amazon.com, Inc.	224,489,122	3.6
892,778	(1)	Burlington Stores, Inc.	109,838,477	1.7
4,594,753		Comcast Corp. – Class A	184,019,858	2.9
1,041,028	(1)	Dollar Tree, Inc.	111,712,715	1.8
256,592		Domino's Pizza, Inc.	48,485,624	0.8
802,207		Hasbro, Inc.	72,912,594	1.2
506,529		Hilton Worldwide Holdings, Inc.	40,451,406	0.6
1,013,359		Home Depot, Inc.	192,061,931	3.0
777,745		Marriott International, Inc.	105,563,329	1.7
1,362,864		Tapestry, Inc.	60,279,475	1.0
			1,149,814,531	18.3

		Consumer Staples: 6.7%
1,749,840		Church & Dwight Co., Inc.	87,789,473	1.4
1,549,493	(1)	Monster Beverage Corp.	98,067,412	1.6
1,028,993		PepsiCo, Inc.	123,396,840	2.0
1,819,062		Sysco Corp.	110,471,635	1.7
			419,725,360	6.7

		Energy: 0.8%
398,803	(1)	Diamondback Energy, Inc.	50,348,879	0.8

		Financials: 4.0%
530,800		Ameriprise Financial, Inc.	89,954,676	1.4
866,906		Intercontinental Exchange, Inc.	61,168,887	1.0
1,819,657		Progressive Corp.	102,483,082	1.6
			253,606,645	4.0

		Health Care: 12.9%
237,770	(1)	Biogen, Inc.	75,746,389	1.2
4,111,055	(1)	Boston Scientific Corp.	101,913,053	1.6
1,047,845	(1)	Celgene Corp.	109,353,104	1.7
1,211,420		Gilead Sciences, Inc.	86,786,129	1.4
989,522		Johnson & Johnson	138,256,014	2.2
875,581		UnitedHealth Group, Inc.	193,030,587	3.1
1,431,840		Zoetis, Inc.	103,149,754	1.7
			808,235,030	12.9

		Industrials: 12.9%
874,371		Ametek, Inc.	63,365,666	1.0
2,303,120		Delta Air Lines, Inc.	128,974,720	2.0
742,646		Ingersoll-Rand PLC - Class A	66,236,597	1.1
559,430		L3 Technologies, Inc.	110,683,226	1.8
515,092		Parker Hannifin Corp.	102,802,061	1.6
380,854		Stanley Black & Decker, Inc.	64,627,115	1.0
886,174		Union Pacific Corp.	118,835,934	1.9
1,304,978		Waste Management, Inc.	112,619,601	1.8

490,396	(1),(2)	XPO Logistics, Inc.	44,915,370	0.7
			813,060,290	12.9

		Information Technology: 37.9%
554,964	(1)	Adobe Systems, Inc.	97,251,891	1.6
157,021	(1)	Alphabet, Inc. - Class A	165,405,921	2.6
2,152,471		Apple, Inc.	364,262,667	5.8
917,338	(1)	Electronic Arts, Inc.	96,375,530	1.5
1,039,221	(1)	Facebook, Inc.	183,380,938	2.9
986,763		Fidelity National Information Services, Inc.	92,844,531	1.5
232,094	(1)	Fiserv, Inc.	30,434,486	0.5
595,491		Intuit, Inc.	93,956,570	1.5
337,664		Lam Research Corp.	62,153,813	1.0
760,716		Mastercard, Inc. - Class A	115,141,974	1.8
726,451		Microchip Technology, Inc.	63,840,514	1.0
4,658,556		Microsoft Corp.	398,492,880	6.3
398,757		Motorola Solutions, Inc.	36,023,707	0.6
510,762	(1)	Palo Alto Networks, Inc.	74,029,844	1.2
1,157,721		Paychex, Inc.	78,817,646	1.3
1,274,485	(1)	Salesforce.com, Inc.	130,290,602	2.1
1,514,063		Texas Instruments, Inc.	158,128,740	2.5
382,618	(1),(2)	Vantiv, Inc.	28,141,554	0.5
870,584	(1),(2)	VMware, Inc.	109,101,587	1.7
			2,378,075,395	37.9

		Materials: 3.3%
972,512	(1)	Berry Plastics Group, Inc.	57,057,279	0.9
1,073,093	(1)	Crown Holdings, Inc.	60,361,481	1.0
1,256,806		DowDuPont, Inc.	89,509,724	1.4
			206,928,484	3.3

		Real Estate: 2.5%
639,324		American Tower Corp.	91,212,355	1.5
141,322		Equinix, Inc.	64,049,957	1.0
			155,262,312	2.5

	Total Common Stock
	(Cost $4,929,433,119)		6,235,056,926	99.3

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
		Securities Lending Collateral(3): 1.8%
27,499,891		Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $27,504,140, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $28,049,889, due 01/31/18-06/20/63)	27,499,891	0.4

See Accompanying Notes to Financial Statements

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

27,499,891	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $27,504,201, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $28,049,890, due 01/11/18-12/01/51)	27,499,891	0.4
27,499,891	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $27,504,231, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $28,049,890, due 02/15/43-02/15/44)	27,499,891	0.4
5,784,799	RBC Dominion Securities Inc., Repurchase Agreement dated 12/29/17, 1.40%, due 01/02/18 (Repurchase Amount $5,785,687, collateralized by various U.S. Government\U.S. Government Agency Obligations, 1.875%-8.875%, Market Value plus accrued interest $5,900,495, due 02/15/19-12/20/47)	5,784,799	0.1
27,499,891	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $27,504,803, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $28,263,551, due 01/15/19-02/15/46)	27,499,891	0.5
		115,784,363	1.8

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.9%
56,430,000	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $56,430,000)	56,430,000	0.9

	Total Short-Term Investments
	(Cost $172,214,363)	172,214,363	2.7

	Total Investments in Securities (Cost $5,101,647,482)	$6,407,271,289	102.0
	Liabilities in Excess of Other Assets	(127,401,003)	(2.0)
	Net Assets	$6,279,870,286	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Consumer Discretionary: 6.3%
174,522		CBS Corp. - Class B	10,296,798	0.8
345,980		Gap, Inc.	11,784,079	0.9
192,059		Lowe's Cos, Inc.	17,849,963	1.4
170,796	(1)	Ralph Lauren Corp.	17,709,837	1.4
280,091		Tapestry, Inc.	12,388,425	0.9
54,691		Vail Resorts, Inc.	11,620,197	0.9
			81,649,299	6.3

		Consumer Staples: 9.3%
440,762		Coca-Cola Co.	20,222,161	1.6
275,486		Philip Morris International, Inc.	29,105,096	2.2
392,311		Procter & Gamble Co.	36,045,535	2.8
353,986		Wal-Mart Stores, Inc.	34,956,117	2.7
			120,328,909	9.3

		Energy: 11.0%
482,856		Canadian Natural Resources Ltd.	17,247,616	1.3
214,858		EOG Resources, Inc.	23,185,327	1.8
556,387		Exxon Mobil Corp.	46,536,209	3.6
434,470		Halliburton Co.	21,232,549	1.6
224,476		Occidental Petroleum Corp.	16,534,902	1.3
260,996		Royal Dutch Shell PLC - Class A ADR	17,411,043	1.4
			142,147,646	11.0

		Financials: 27.1%
285,465		Allstate Corp.	29,891,040	2.3
77,703		Ameriprise Financial, Inc.	13,168,327	1.0
548,724		Citizens Financial Group, Inc.	23,035,434	1.8
191,695		Comerica, Inc.	16,641,043	1.3
204,189		Discover Financial Services	15,706,218	1.2
499,747		Hartford Financial Services Group, Inc.	28,125,761	2.2
416,775		Intercontinental Exchange, Inc.	29,407,644	2.3
579,190		JPMorgan Chase & Co.	61,938,579	4.8
1,046,836		Keycorp	21,114,682	1.6
504,007		Lazard Ltd.	26,460,368	2.1
447,340		Morgan Stanley	23,471,930	1.8
104,934		MSCI, Inc. - Class A	13,278,348	1.0
775,875		Wells Fargo & Co.	47,072,336	3.7
			349,311,710	27.1

		Health Care: 13.2%
524,564		AstraZeneca PLC ADR	18,202,371	1.4
236,802		Baxter International, Inc.	15,306,881	1.2
258,031		Gilead Sciences, Inc.	18,485,341	1.4
384,559		Johnson & Johnson	53,730,584	4.2
1,304,005		Pfizer, Inc.	47,231,061	3.7
76,720		UnitedHealth Group, Inc.	16,913,691	1.3
			169,869,929	13.2
		Industrials: 8.0%
106,847		Deere & Co.	16,722,624	1.3
122,783		General Dynamics Corp.	24,980,201	2.0
107,240		Hubbell, Inc.	14,513,862	1.1
86,970		L3 Technologies, Inc.	17,207,014	1.3
400,890		Timken Co.	19,703,744	1.5
72,194	(2)	WABCO Holdings, Inc.	10,359,839	0.8
			103,487,284	8.0

		Information Technology: 8.5%
46,583		Broadcom Ltd.	11,967,173	0.9
856,451		Cisco Systems, Inc.	32,802,073	2.5
111,242		Microchip Technology, Inc.	9,775,947	0.8
172,741		Microsoft Corp.	14,776,265	1.2
238,381		NetApp, Inc.	13,187,237	1.0
568,829		Oracle Corp.	26,894,235	2.1
			109,402,930	8.5

		Materials: 2.8%
395,269		DowDuPont, Inc.	28,151,058	2.2
133,931		Nucor Corp.	8,515,333	0.6
			36,666,391	2.8

		Real Estate: 4.4%
118,803		Crown Castle International Corp.	13,188,321	1.0
426,962		Gaming and Leisure Properties, Inc.	15,797,594	1.3
250,533		Highwoods Properties, Inc.	12,754,635	1.0
143,798		Mid-America Apartment Communities, Inc.	14,460,327	1.1
			56,200,877	4.4

		Telecommunication Services: 3.0%
706,361		AT&T, Inc.	27,463,315	2.1
202,704		Verizon Communications, Inc.	10,729,123	0.9
			38,192,438	3.0

		Utilities: 6.0%
353,096		Ameren Corp.	20,829,133	1.6
734,870		Exelon Corp.	28,961,227	2.2
179,586		NextEra Energy, Inc.	28,049,537	2.2
440,822	(2),(3)	PRIME AET&D Holdings NO 1	–	–
			77,839,897	6.0

	Total Common Stock
	(Cost $1,111,612,608)		1,285,097,310	99.6

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: –%
		Communications: –%
32,517	(3)	Tribune Co., Escrow, 08/14/49	–	–

		Energy: –%
1,685,000	(3)	Samson Investment Co., 02/15/20	–	–

See Accompanying Notes to Financial Statements

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

		Financial: –%
1,216,000	(3),(4)	Tropicana Entertainment LLC / Tropicana Finance Corp., 9.625%, 12/15/15	–	–

	Total Corporate Bonds/Notes
	(Cost $787,907)		–	–

	Total Long-Term Investments
	(Cost $1,112,400,515)		1,285,097,310	99.6

SHORT-TERM INVESTMENTS: 1.9%
		Securities Lending Collateral(5): 1.4%
4,206,868		Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $4,207,504, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $4,291,663, due 07/20/45-11/01/47)	4,206,868	0.3
4,206,868		Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.55%, due 01/02/18 (Repurchase Amount $4,207,583, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.250%, Market Value plus accrued interest $4,291,005, due 01/10/18-12/20/47)	4,206,868	0.3
885,656		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/29/17, 1.40%, due 01/02/18 (Repurchase Amount $885,792, collateralized by various U.S. Government Securities, 1.875%-2.750%, Market Value plus accrued interest $903,369, due 07/31/22-08/15/42)	885,656	0.1
4,206,868	Mizuho Securities USA LLC, Repurchase Agreement dated 12/29/17, 1.40%, due 01/02/18 (Repurchase Amount $4,207,513, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.125%-3.500%, Market Value plus accrued interest $4,291,007, due 04/15/21-11/01/47)	4,206,868	0.3
4,206,868	Nomura Securities, Repurchase Agreement dated 12/29/17, 1.42%, due 01/02/18 (Repurchase Amount $4,207,523, collateralized by various U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $4,291,005, due 04/05/18-11/20/67)	4,206,868	0.4
		17,713,128	1.4

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.5%
7,137,000	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $7,137,000)	7,137,000	0.5

	Total Short-Term Investments
	(Cost $24,850,128)	24,850,128	1.9

	Total Investments in Securities (Cost $1,137,250,643)	$1,309,947,438	101.5
	Liabilities in Excess of Other Assets	(19,149,873)	(1.5)
	Net Assets	$1,290,797,565	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Defaulted security
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 46.7%
		Basic Materials: 0.5%
570,000		PPG Industries, Inc., 2.300%, 11/15/19	570,148	0.2
830,000		Sherwin-Williams Co/The, 2.250%, 05/15/20	827,644	0.3
			1,397,792	0.5

		Communications: 2.3%
560,000		Alibaba Group Holding Ltd, 2.800%, 06/06/23	558,739	0.2
1,050,000		AT&T, Inc., 2.300%, 03/11/19	1,051,350	0.4
502,000		British Telecommunications PLC, 5.950%, 01/15/18	502,676	0.2
470,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/20	479,013	0.2
599,000		Cisco Systems, Inc., 2.450%, 06/15/20	603,094	0.2
450,000		eBay, Inc., 2.150%, 06/05/20	447,073	0.1
310,000		eBay, Inc., 2.500%, 03/09/18	310,303	0.1
690,000		Orange SA, 1.625%, 11/03/19	681,632	0.2
560,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	560,648	0.2
680,000	(1)	Sky PLC, 2.625%, 09/16/19	681,533	0.2
300,000		Verizon Communications, Inc., 2.946%, 03/15/22	302,088	0.1
530,000		Walt Disney Co/The, 1.950%, 03/04/20	528,414	0.2
			6,706,563	2.3

		Consumer, Cyclical: 3.2%
153,191		American Airlines 2013-2 Class A Pass Through Trust, 4.950%, 07/15/24	163,604	0.1
168,274		American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/25	172,127	0.1
470,000		American Honda Finance Corp., 2.000%, 02/14/20	467,710	0.2
360,000		AutoZone, Inc., 4.000%, 11/15/20	373,839	0.1
445,000	(1)	BMW US Capital LLC, 1.450%, 09/13/19	440,272	0.1
152,484		Continental Airlines 2012-2 Class B Pass Through Trust, 5.500%, 04/29/22	159,315	0.1
540,000	(1)	Daimler Finance North America LLC, 2.300%, 01/06/20	538,912	0.2
314,000		Delta Air Lines, Inc., 2.600%, 12/04/20	313,208	0.1
1,140,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/20	1,154,558	0.4
370,000		Ford Motor Credit Co. LLC, 2.681%, 01/09/20	371,054	0.1
1,210,000		General Motors Financial Co., Inc., 3.950%, 04/13/24	1,247,111	0.4
104,000		Newell Brands, Inc., 2.600%, 03/29/19	104,379	0.0
530,000	(1)	Nissan Motor Acceptance Corp., 2.150%, 09/28/20	525,790	0.2
340,000		Nordstrom, Inc., 4.750%, 05/01/20	356,011	0.1
490,000		Ralph Lauren Corp., 2.625%, 08/18/20	493,989	0.2
650,000		Toyota Motor Credit Corp., 1.550%, 10/18/19	644,326	0.2
480,000		Toyota Motor Credit Corp., 1.700%, 01/09/19	479,075	0.2
105,164		United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/23	110,422	0.0
559,694		United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/24	576,597	0.2
509,890		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/22	554,557	0.2
73,399		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/23	77,428	0.0
			9,324,284	3.2

		Consumer, Non-cyclical: 7.4%
470,000		Abbott Laboratories, 2.800%, 09/15/20	473,426	0.2
910,000		Abbott Laboratories, 2.900%, 11/30/21	921,263	0.3
680,000		AbbVie, Inc., 1.800%, 05/14/18	679,727	0.2
705,000		Allergan Funding SCS, 2.350%, 03/12/18	705,584	0.2
1,380,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	1,387,796	0.5
530,000		Anthem, Inc., 2.500%, 11/21/20	529,219	0.2
550,000		AstraZeneca PLC, 1.750%, 11/16/18	548,714	0.2
670,000		AstraZeneca PLC, 1.950%, 09/18/19	666,428	0.2
480,000	(1)	BAT Capital Corp., 2.297%, 08/14/20	477,628	0.2
520,000	(1)	BAT International Finance PLC, 2.750%, 06/15/20	522,818	0.2
570,000		Baxalta, Inc., 2.000%, 06/22/18	569,932	0.2
990,000		Becton Dickinson and Co., 2.404%, 06/05/20	985,144	0.3
370,000		Cardinal Health, Inc., 1.950%, 06/15/18	369,831	0.1
470,000		Cardinal Health, Inc., 2.616%, 06/15/22	462,568	0.1
480,000		Constellation Brands, Inc., 2.250%, 11/06/20	475,886	0.2
850,000	(1)	Danone SA, 1.691%, 10/30/19	840,057	0.3
770,000		Gilead Sciences, Inc., 1.950%, 03/01/22	751,699	0.2

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

560,000	(1)	Imperial Brands Finance PLC, 2.950%, 07/21/20	565,714	0.2
470,000		Johnson & Johnson, 1.950%, 11/10/20	467,933	0.2
1,060,000		Kraft Heinz Foods Co., 2.000%, 07/02/18	1,060,095	0.4
520,000		Kraft Heinz Foods Co., 2.800%, 07/02/20	523,269	0.2
470,000		Kroger Co., 1.500%, 09/30/19	463,491	0.2
540,000		Kroger Co., 2.000%, 01/15/19	539,135	0.2
840,000		Medtronic Global Holdings SCA, 1.700%, 03/28/19	836,601	0.3
433,000		Medtronic, Inc., 2.500%, 03/15/20	435,677	0.1
495,000		Molson Coors Brewing Co., 1.450%, 07/15/19	488,952	0.2
570,000		Moody's Corp., 2.750%, 12/15/21	571,172	0.2
507,000		Mylan NV, 2.500%, 06/07/19	506,607	0.2
280,000		PepsiCo, Inc., 1.550%, 05/02/19	278,488	0.1
660,000		PepsiCo, Inc., 2.000%, 04/15/21	652,738	0.2
600,000		Procter & Gamble Co, 1.900%, 11/01/19	598,688	0.2
710,000		Shire Acquisitions Investments Ireland DAC, 1.900%, 09/23/19	703,792	0.2
930,000		Teva Pharmaceutical Finance Netherlands III BV, 1.700%, 07/19/19	903,837	0.3
342,000		Thermo Fisher Scientific, Inc., 2.150%, 12/14/18	342,547	0.1
330,000		UnitedHealth Group, Inc., 1.900%, 07/16/18	330,158	0.1
			21,636,614	7.4

		Energy: 3.7%
275,000		BP Capital Markets PLC, 1.674%, 02/13/18	274,937	0.1
495,000		BP Capital Markets PLC, 2.521%, 01/15/20	499,277	0.2
1,079,000		BP Capital Markets PLC, 2.315%, 02/13/20	1,081,896	0.4
580,000		Canadian Natural Resources Ltd., 2.950%, 01/15/23	577,991	0.2
820,000		Chevron Corp., 1.365%, 03/02/18	819,471	0.3
512,000		Chevron Corp., 1.790%, 11/16/18	511,257	0.2
530,000		Columbia Pipeline Group, Inc., 2.450%, 06/01/18	530,366	0.2
360,000		Energy Transfer L.P., 2.500%, 06/15/18	360,576	0.1
700,000		Enterprise Products Operating LLC, 1.650%, 05/07/18	699,124	0.2
350,000		Enterprise Products Operating LLC, 5.200%, 09/01/20	374,158	0.1
800,000		Exxon Mobil Corp., 1.708%, 03/01/19	798,208	0.3
470,000	(1)	Schlumberger Finance Canada Ltd, 2.200%, 11/20/20	467,413	0.1
710,000		Shell International Finance BV, 1.375%, 05/10/19	703,966	0.2
230,000		Shell International Finance BV, 1.375%, 09/12/19	227,211	0.1
473,000		Shell International Finance BV, 1.625%, 11/10/18	471,858	0.2
430,000		Shell International Finance BV, 1.750%, 09/12/21	419,788	0.1
350,000		Shell International Finance BV, 2.125%, 05/11/20	349,370	0.1
760,000		Total Capital International SA, 2.100%, 06/19/19	759,815	0.3
430,000		TransCanada PipeLines Ltd., 1.875%, 01/12/18	429,993	0.1
470,000		TransCanada PipeLines Ltd, 2.125%, 11/15/19	468,458	0.2
			10,825,133	3.7

		Financial: 20.1%
340,000	(1)	ABN AMRO Bank NV, 2.450%, 06/04/20	340,145	0.1
480,000		AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.500%, 05/15/21	504,451	0.2
500,000		American International Group, Inc., 3.300%, 03/01/21	510,039	0.2
614,000		Air Lease Corp., 2.125%, 01/15/18	613,964	0.2
330,000		American Express Co., 2.200%, 10/30/20	327,491	0.1
460,000		American Express Credit Corp., 1.875%, 05/03/19	458,203	0.2
420,000	(1)	ANZ New Zealand Int'l Ltd./London, 2.200%, 07/17/20	417,722	0.1
740,000		Aon Corp., 5.000%, 09/30/20	788,534	0.3
620,000	(1)	Athene Global Funding, 2.750%, 04/20/20	620,481	0.2
680,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.250%, 06/13/19	680,914	0.2
400,000		Banco Santander SA, 3.500%, 04/11/22	408,213	0.1
540,000		Bank of America Corp., 1.950%, 05/12/18	540,070	0.2
426,000		Bank of America Corp., 2.151%, 11/09/20	424,309	0.1
154,000		Bank of America Corp., 2.600%, 01/15/19	154,541	0.0
583,000		Bank of America Corp., 2.650%, 04/01/19	586,371	0.2
916,000	(1)	Bank of America Corp., 3.004%, 12/20/23	918,854	0.3
550,000		Bank of Montreal, 1.800%, 07/31/18	549,727	0.2
490,000		Bank of Montreal, 2.100%, 12/12/19	488,721	0.2
850,000		Bank of New York Mellon Corp., 2.600%, 08/17/20	856,762	0.3
250,000		Bank of Nova Scotia/The, 2.450%, 03/22/21	250,254	0.1

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

500,000		Bank of Nova Scotia, 1.650%, 06/14/19	496,146	0.2
810,000	(1)	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.700%, 03/05/18	809,782	0.3
450,000	(1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/20	447,248	0.2
150,000		Barclays Bank PLC, 5.140%, 10/14/20	158,935	0.1
520,000		Barclays PLC, 2.750%, 11/08/19	521,413	0.2
310,000		Berkshire Hathaway Finance Corp., 1.700%, 03/15/19	309,029	0.1
650,000	(1)	BNZ International Funding Ltd./London, 2.350%, 03/04/19	650,691	0.2
680,000		Branch Banking & Trust Co., 2.100%, 01/15/20	678,634	0.2
400,000		Capital One NA/Mclean VA, 2.350%, 08/17/18	400,676	0.1
790,000		Charles Schwab Corp., 1.500%, 03/10/18	789,479	0.3
660,000		Citibank NA, 2.000%, 03/20/19	658,793	0.2
1,203,000		Citigroup, Inc., 2.050%, 12/07/18	1,202,009	0.4
592,000		Citigroup, Inc., 2.500%, 07/29/19	593,986	0.2
660,000		Citizens Financial Group, Inc., 5.158%, 06/29/23	668,611	0.2
630,000		Comerica, Inc., 2.125%, 05/23/19	627,587	0.2
460,000	(1)	Commonwealth Bank of Australia, 2.250%, 03/10/20	458,703	0.2
1,050,000		Cooperatieve Rabobank UA/NY, 2.250%, 01/14/19	1,051,220	0.4
720,000		Credit Suisse AG, 5.300%, 08/13/19	754,107	0.3
950,000		Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/20	962,684	0.3
1,050,000		Discover Bank, 2.600%, 11/13/18	1,053,759	0.4
490,000		Fifth Third Bank/Cincinnati OH, 1.625%, 09/27/19	484,413	0.2
950,000		Fifth Third Bank/Cincinnati OH, 2.150%, 08/20/18	951,186	0.3
450,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	448,077	0.2
1,935,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	1,939,272	0.7
920,000		Hartford Financial Services Group, Inc., 8.125%, 06/15/68	945,300	0.3
810,000		HSBC Holdings PLC, 3.400%, 03/08/21	828,196	0.3
134,000		HSBC USA, Inc., 5.000%, 09/27/20	141,898	0.0
900,000	(1)	ING Bank NV, 2.700%, 08/17/20	904,323	0.3
710,000		ING Bank NV, 4.125%, 11/21/23	718,525	0.2
236,000		International Lease Finance Corp., 8.250%, 12/15/20	271,653	0.1
820,000	(1)	Intesa Sanpaolo SpA, 3.125%, 07/14/22	814,836	0.3
760,000		JPMorgan Chase & Co., 1.850%, 03/22/19	757,076	0.3
540,000		JPMorgan Chase & Co., 2.550%, 03/01/21	540,475	0.2
280,000		JPMorgan Chase & Co., 3.200%, 01/25/23	285,759	0.1
450,000		KeyBank NA/Cleveland OH, 2.350%, 03/08/19	450,870	0.2
496,000		KeyCorp, 2.300%, 12/13/18	496,845	0.2
705,000	(1)	Metropolitan Life Global Funding I, 1.550%, 09/13/19	697,078	0.2
840,000		Mitsubishi UFJ Financial Group, Inc., 2.190%, 09/13/21	825,145	0.3
320,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/21	319,216	0.1
60,000		Morgan Stanley, 2.200%, 12/07/18	60,082	0.0
800,000		Morgan Stanley, 2.450%, 02/01/19	802,184	0.3
860,000		Morgan Stanley, 2.750%, 05/19/22	857,262	0.3
730,000		National Australia Bank Ltd./New York, 2.250%, 01/10/20	729,449	0.2
550,000		National Rural Utilities Cooperative Finance Corp., 1.500%, 11/01/19	543,094	0.2
400,000		National Rural Utilities Cooperative Finance Corp., 1.650%, 02/08/19	398,178	0.1
200,000	(1)	Nationwide Building Society, 2.350%, 01/21/20	199,923	0.1
390,000	(1)	Nuveen Finance LLC, 2.950%, 11/01/19	393,858	0.1
828,000		PNC Bank NA, 2.400%, 10/18/19	829,341	0.3
540,000	(1)	Protective Life Global Funding, 2.161%, 09/25/20	534,337	0.2
370,000		Regions Bank/Birmingham AL, 2.250%, 09/14/18	370,458	0.1
730,000		Royal Bank of Canada, 1.800%, 07/30/18	729,166	0.2
600,000		Royal Bank of Canada, 2.125%, 03/02/20	598,353	0.2
1,386,000		Royal Bank of Scotland Group PLC, 6.400%, 10/21/19	1,481,384	0.5
1,420,000		Santander Holdings USA, Inc., 2.700%, 05/24/19	1,423,434	0.5
430,000		Santander UK PLC, 2.500%, 03/14/19	431,365	0.1
626,000	(1)	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/19	624,755	0.2
710,000		Skandinaviska Enskilda Banken AB, 2.300%, 03/11/20	708,808	0.2
610,000	(1)	Standard Chartered PLC, 2.100%, 08/19/19	606,313	0.2

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

790,000		Sumitomo Mitsui Banking Corp., 1.966%, 01/11/19	788,144	0.3
594,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/21	599,841	0.2
913,000		SunTrust Bank/Atlanta GA, 2.250%, 01/31/20	912,001	0.3
357,000		SunTrust Banks, Inc., 2.500%, 05/01/19	358,420	0.1
800,000		Toronto-Dominion Bank/The, 2.125%, 07/02/19	800,008	0.3
584,000		Toronto-Dominion Bank, 2.250%, 11/05/19	584,443	0.2
1,063,000	(1)	UBS AG/London, 2.200%, 06/08/20	1,056,821	0.4
860,000	(1)	UBS Group Funding Switzerland AG, 2.950%, 09/24/20	869,466	0.3
526,000		US Bank NA/Cincinnati OH, 2.125%, 10/28/19	526,268	0.2
438,000	(1)	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	440,494	0.1
904,000		Wells Fargo & Co., 2.550%, 12/07/20	907,975	0.3
1,330,000		Wells Fargo Bank NA, 2.150%, 12/06/19	1,328,162	0.5
535,000		Westpac Banking Corp., 1.600%, 08/19/19	529,515	0.2
			58,576,703	20.1

		Industrial: 2.2%
530,000		Amphenol Corp., 2.200%, 04/01/20	527,636	0.2
724,000		Caterpillar Financial Services Corp., 2.250%, 12/01/19	725,254	0.2
540,000		Corning, Inc., 1.500%, 05/08/18	539,198	0.2
175,000		General Electric Co., 2.200%, 01/09/20	174,864	0.1
713,000		Ingersoll-Rand Global Holding Co. Ltd., 2.875%, 01/15/19	716,828	0.2
630,000		Lockheed Martin Corp., 1.850%, 11/23/18	629,365	0.2
860,000		Northrop Grumman Corp., 2.080%, 10/15/20	853,502	0.3
460,000		Rockwell Collins, Inc., 1.950%, 07/15/19	457,770	0.2
523,000	(1)	Rolls-Royce PLC, 2.375%, 10/14/20	519,875	0.2
300,000	(1)	Siemens Financieringsmaatschappij NV, 2.200%, 03/16/20	299,610	0.1
950,000		United Parcel Service, Inc., 2.050%, 04/01/21	945,327	0.3
			6,389,229	2.2

		Technology: 4.2%
1,221,000		Apple, Inc., 1.900%, 02/07/20	1,217,633	0.4
850,000		Apple, Inc., 2.000%, 11/13/20	844,916	0.3
830,000		Apple, Inc., 1.800%, 05/11/20	823,203	0.3
1,230,000		Applied Materials, Inc., 2.625%, 10/01/20	1,243,867	0.4
545,000	(1)	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, 01/15/20	541,552	0.2
1,290,000	(1)	Dell International LLC / EMC Corp., 3.480%, 06/01/19	1,306,493	0.4
230,000		Hewlett Packard Enterprise Co., 3.600%, 10/15/20	234,964	0.1
1,053,000		Intel Corp., 2.450%, 07/29/20	1,064,799	0.3
450,000		Intel Corp., 1.850%, 05/11/20	448,060	0.1
1,090,000		International Business Machines Corp., 1.900%, 01/27/20	1,085,276	0.4
770,000		KLA-Tencor Corp., 3.375%, 11/01/19	782,941	0.3
490,000		NetApp, Inc., 2.000%, 09/27/19	486,356	0.2
500,000		Oracle Corp., 2.625%, 02/15/23	501,390	0.2
900,000		Qualcomm, Inc., 2.100%, 05/20/20	896,469	0.3
280,000		Texas Instruments, Inc., 2.750%, 03/12/21	283,806	0.1
580,000		VMware, Inc., 2.300%, 08/21/20	577,038	0.2
			12,338,763	4.2

		Utilities: 3.1%
880,000		Black Hills Corp., 2.500%, 01/11/19	882,614	0.3
720,000		Dominion Energy, Inc., 2.579%, 07/01/20	720,687	0.2
200,000		Dominion Energy, Inc., 1.600%, 08/15/19	197,857	0.1
780,000		Dominion Resources, Inc./VA, 1.900%, 06/15/18	780,005	0.3
1,125,000		Duke Energy Corp., 1.800%, 09/01/21	1,095,079	0.4
310,000		Edison International, 2.125%, 04/15/20	307,434	0.1
268,000	(1)	Electricite de France SA, 2.350%, 10/13/20	267,751	0.1
320,000		Exelon Generation Co. LLC, 2.950%, 01/15/20	323,404	0.1
550,000		Georgia Power Co., 2.000%, 03/30/20	546,599	0.2
470,000		Georgia Power Co., 2.000%, 09/08/20	467,447	0.1
305,000		NextEra Energy Capital Holdings, Inc., 1.649%, 09/01/18	304,167	0.1
410,000		NextEra Energy Capital Holdings, Inc., 2.300%, 04/01/19	409,870	0.1
740,000		Oklahoma Gas & Electric Co., 8.250%, 01/15/19	784,186	0.3
658,000		Public Service Enterprise Group, Inc., 1.600%, 11/15/19	647,379	0.2
580,000		Sempra Energy, 1.625%, 10/07/19	572,956	0.2

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

330,000	Southern Co. Gas Capital Corp., 2.450%, 10/01/23	319,738	0.1
540,000	Southern Power Co., 1.500%, 06/01/18	539,196	0.2
		9,166,369	3.1

	Total Corporate Bonds/Notes
	(Cost $136,728,339)	136,361,450	46.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
317,637	Wells Fargo Mortgage Backed Securities 2005-AR16 2A1, 3.543%, 02/25/34	326,457	0.1

	Total Collateralized Mortgage Obligations
	(Cost $320,539)	326,457	0.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
		Federal Home Loan Mortgage Corporation: 0.0%(2)
77	3.153%, 07/01/24	78	0.0

		Federal National Mortgage Association: 0.0%(2)
65,479	6.500%, 10/01/22	72,613	0.0
24,636	6.500%, 10/01/32	27,328	0.0
15,649	7.000%, 10/01/32	15,856	0.0
		115,797	0.0

	Total U.S. Government Agency Obligations
	(Cost $107,856)	115,875	0.0

FOREIGN GOVERNMENT BONDS: 0.1%
179,000	European Investment Bank, 1.750%, 05/15/20	177,663	0.1

	Total Foreign Government Bonds
	(Cost $178,474)	177,663	0.1

U.S. TREASURY OBLIGATIONS: 26.1%
		U.S. Treasury Notes: 26.1%
59,605,000	0.625%, 06/30/18	59,360,544	20.3
155,000	(3) 1.750%, 11/30/19	154,609	0.1
7,305,000	1.875%, 12/15/20	7,284,033	2.5
96,000	2.125%, 11/30/24	94,730	0.0
4,138,000	1.250%, 03/31/19	4,107,736	1.4
2,000,000	1.250%, 04/30/19	1,984,302	0.7
844,000	1.250%, 05/31/19	837,070	0.3
2,290,000	1.875%, 03/31/22	2,264,282	0.8

	Total U.S. Treasury Obligations
	(Cost $76,179,545)	76,087,306	26.1

COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.1%
2,230,610	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/42	2,236,848	0.8
1,060,000	(1) Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 D, 5.720%, 04/12/38	1,119,096	0.4
1,500,000	(1) BXMT 2017-FL1 A Ltd., 2.231%, (US0001M + 0.870%), 06/14/35	1,500,038	0.5
500,000	(1)	Citigroup Commercial Mortgage Trust 2016-SMPL A, 2.228%, 09/10/31	490,915	0.2
1,077,022		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/48	1,102,617	0.4
125,856		COMM 2012-CR4 A2, 1.801%, 10/15/45	125,760	0.0
280,000		COMM 2014-CR17 A2, 3.012%, 05/10/47	282,895	0.1
700,000		COMM 2014-UBS6 A2, 2.935%, 12/10/47	704,602	0.2
310,000		COMM 2014-CR14 A2, 3.147%, 02/10/47	312,675	0.1
21,922,722	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K702 X1, 1.460%, 02/25/18	15,602	0.0
14,100,904	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K703 X1, 2.022%, 05/25/18	47,271	0.0
22,003,313	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K705 X1, 1.706%, 09/25/18	196,069	0.1
190,363	(1)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.382%, 06/10/36	189,737	0.1
427,369		Ginnie Mae 2011-53 B, 4.397%, 05/16/51	446,232	0.1
762,974		Ginnie Mae 2014-168 DA, 2.400%, 06/16/46	755,467	0.3
281,427		Ginnie Mae 2014-54 AC, 2.874%, 02/16/49	282,226	0.1
764,803		Ginnie Mae 2015-183 AC, 2.350%, 07/16/56	752,464	0.3
185,715		Ginnie Mae 2015-21 AF, 2.071%, 07/16/48	182,008	0.1
406,889		Ginnie Mae 2015-81 AC, 2.400%, 01/16/56	400,359	0.1
464,526		Ginnie Mae 2016-110 AB, 2.000%, 05/16/49	453,664	0.1
205,600		Ginnie Mae 2016-86 AB, 2.500%, 09/16/56	203,788	0.1
552,538		Ginnie Mae 2017-50 AB, 2.400%, 02/16/47	546,323	0.2
633,273		Ginnie Mae 2017-51 AB, 2.350%, 04/16/57	627,005	0.2
257,298		Ginnie Mae 2017-69 AB, 2.350%, 05/16/53	253,032	0.1
386,574		Ginnie Mae 2017-70 A, 2.500%, 10/16/57	381,925	0.1
922,211		Ginnie Mae 2017-86 AB, 2.300%, 11/16/51	908,355	0.3
892,827		Ginnie Mae 2017-89 A, 2.500%, 08/16/57	883,998	0.3
135,419		GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Trust B, 4.965%, 12/10/41	136,320	0.0
145,914		GS Mortgage Securities Trust 2013-GC16 A2, 3.033%, 11/10/46	146,754	0.0
740,000		GS Mortgage Securities Corp. II 2015-GC30 A2, 2.726%, 05/10/50	745,564	0.2

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

1,063,955	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 A3, 4.106%, 07/15/46	1,067,773	0.4
2,710,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.408%, 08/15/46	2,912,308	1.0
498,142		JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/47	503,118	0.2
495,525		JPMBB Commercial Mortgage Securities Trust 2013-C15 A2, 2.977%, 11/15/45	498,044	0.2
95,308		LB-UBS Commercial Mortgage Trust 2008-C1 A2, 6.319%, 04/15/41	95,472	0.0
760,000	(1)	PFP 2015-2 C, 4.727%, (US0001M + 3.250%), 07/14/34	760,942	0.3
750,000		TIAA Seasoned Commercial Mortgage Trust 2007-C4 C, 5.476%, 08/15/39	750,811	0.3
670,000		Wells Fargo Commercial Mortgage Trust 2015-NXS1 A2, 2.632%, 05/15/48	673,801	0.2

	Total Commercial Mortgage-Backed Securities
	(Cost $23,839,378)		23,691,878	8.1

ASSET-BACKED SECURITIES: 18.6%
		Automobile Asset-Backed Securities: 6.3%
400,000		Ally Auto Receivables Trust 2017-2 A4, 2.100%, 03/15/22	398,544	0.1
900,000		Ally Auto Receivables Trust 2017-3 A4, 2.010%, 03/15/22	894,291	0.3
350,000	(1)	Bank of The West Auto Trust 2015-1 A4, 1.660%, 09/15/20	349,282	0.1
750,000		CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/22	747,289	0.3
750,000		CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/22	746,312	0.3
750,000	(1)	Chrysler Capital Auto Receivables Trust 2016-BA A4, 1.870%, 02/15/22	743,310	0.3
1,300,000		Ford Credit Auto Owner Trust 2016-C A4, 1.400%, 02/15/22	1,277,103	0.4
1,200,000		GM Financial Automobile Leasing Trust 2016-3 A4, 1.780%, 05/20/20	1,195,774	0.4
350,000		GM Financial Automobile Leasing Trust 2017-1 A4, 2.260%, 08/20/20	350,406	0.1
970,000		Harley-Davidson Motorcycle Trust 2015-1 A4, 1.670%, 08/15/22	967,110	0.3
300,000	(1)	Hyundai Auto Lease Securitization Trust 2016-C A4, 1.650%, 07/15/20	298,559	0.1
400,000		Hyundai Auto Receivables Trust 2017-A A4, 2.090%, 04/17/23	397,585	0.1
950,000		Hyundai Auto Receivables Trust 2017-B A4, 1.960%, 02/15/23	941,454	0.3
1,000,000		Mercedes-Benz Auto Lease Trust 2016-B, 1.520%, 06/15/22	994,454	0.4
450,000		Mercedes-Benz Auto Receivables Trust 2015-1 A4, 1.750%, 12/15/21	448,451	0.2
350,000		Nissan Auto Lease Trust 2016-B A4, 1.610%, 01/18/22	348,524	0.1
700,000		Nissan Auto Receivables 2017-B A4, 1.950%, 10/16/23	694,404	0.3
650,000		Nissan Auto Receivables 2017-C A4 Owner Trust, 2.280%, 02/15/24	648,734	0.2
550,000	(1)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/21	551,234	0.2
1,450,000	(1)	OSCAR US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/21	1,439,934	0.5
900,000	(1)	Santander Retail Auto Lease Trust 2017-A A3, 2.220%, 01/20/21	897,775	0.3
650,000	(1)	Santander Retail Auto Lease Trust 2017-A A4, 2.370%, 01/20/22	647,584	0.2
670,000		Toyota Auto Receivables 2016-A Owner Trust A4, 1.470%, 09/15/21	663,797	0.2
650,000		Toyota Auto Receivables 2017-B Owner Trust A4, 2.050%, 09/15/22	647,030	0.2
650,000		Toyota Auto Receivables 2017-C A4 Owner Trust, 1.980%, 12/15/22	644,363	0.2
260,000		World Omni Auto Receivables Trust 2015-B A4, 1.840%, 01/17/22	258,492	0.1
300,000		World Omni Automobile Lease Securitization Trust 2017-A A4, 2.320%, 08/15/22	299,905	0.1
			18,491,700	6.3

		Credit Card Asset-Backed Securities: 3.2%
850,000		American Express Credit Account Master Trust 2017-1 A, 1.930%, 09/15/22	846,341	0.3
650,000		American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/22	646,666	0.2
1,500,000		Cabela's Credit Card Master Note Trust 2015-1A A1, 2.260%, 03/15/23	1,502,335	0.5
900,000		Cabela's Credit Card Master Note Trust 2016-1 A1, 1.780%, 06/15/22	895,025	0.3

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

650,000		Capital One Multi-Asset Execution Trust 2016-A4 A4, 1.330%, 06/15/22	642,103	0.2
1,200,000		Capital One Multi-Asset Execution Trust 2016-A6 A6, 1.820%, 09/15/22	1,193,851	0.4
550,000		Chase Issuance Trust 2016-A2 A, 1.370%, 06/15/21	544,825	0.2
400,000		Chase Issuance Trust 2016-A5 A5, 1.270%, 07/15/21	395,367	0.1
420,000		Citibank Credit Card Issuance Trust 2014-A6 A6, 2.150%, 07/15/21	420,532	0.2
900,000		Citibank Credit Card Issuance Trust 2016-A1 A1, 1.750%, 11/19/21	894,145	0.3
1,200,000		Discover Card Execution Note Trust 2016-A4 A4, 1.390%, 03/15/22	1,185,610	0.4
200,000		Discover Card Execution Note Trust 2017-A6 A6, 1.880%, 02/15/23	198,499	0.1
			9,365,299	3.2

		Home Equity Asset-Backed Securities: 0.0%
41,058		Chase Funding Loan Acquisition Trust Series 2003-C2 1A, 4.750%, 12/25/19	41,231	0.0

		Other Asset-Backed Securities: 8.8%
500,000	(1)	Ares XLIV CLO Ltd. 2017-44A A2, 2.664%, (US0003M + 1.350%), 10/15/29	502,068	0.2
700,000	(5)	Ares XLVI CLO Ltd. 2017-46A A2, 2.939%, 01/15/30	700,000	0.2
970,000	(1)	Babson CLO Ltd. 2014-3A AR, 2.679%, (US0003M + 1.320%), 01/15/26	971,257	0.3
250,000	(1)	Bain Capital Credit CLO 2017-1A A2, 2.644%, (US0003M + 1.350%), 07/20/30	250,958	0.1
250,000	(1)	Barings CLO Ltd. 2017-1A A2, 2.631%, (US0003M + 1.350%), 07/18/29	250,953	0.1
580,000	(1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 2.609%, (US0003M + 1.250%), 07/15/29	584,718	0.2
1,650,000	(1)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 2.849%, (US0003M + 1.490%), 01/15/29	1,656,516	0.6
250,000	(1)	Carbone CLO Ltd 2017-1A A1, 2.809%, (US0003M + 1.140%), 01/20/31	250,097	0.1
1,210,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 2.663%, (US0003M + 1.300%), 04/20/31	1,213,451	0.4
620,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 2.618%, (US0003M + 1.250%), 10/17/30	623,885	0.2
750,000	(1)	CIFC Funding 2013-2A A1LR, 2.564%, (US0003M + 1.210%), 10/18/30	755,461	0.3
630,000	(1)	CIFC Funding 2016-1A A, 2.843%, (US0003M + 1.480%), 10/21/28	632,533	0.2
600,000	(1)	CIFC Funding 2017-4 A1, 2.633%, (US0003M + 1.250%), 10/24/30	605,175	0.2
600,000	(1)	Clear Creek CLO Ltd. 2015-1A AR, 2.563%, (US0003M + 1.200%), 10/20/30	604,066	0.2
620,000		CNH Equipment Trust 2015-B A4, 1.890%, 04/15/22	618,793	0.2
400,000		CNH Equipment Trust 2017-B A4, 2.170%, 04/17/23	396,885	0.1
933,771		CWABS, Inc. Asset-Backed Certificates Trust 2004-5 1A, 2.052%, (US0001M + 0.500%), 10/25/34	921,506	0.3
550,000	(1)	Deer Creek Clo Ltd. 2017-1A A, 3.177%, (US0003M + 1.180%), 10/20/30	551,213	0.2
680,000	(1)	Dewolf Park Clo Ltd. 2017-1A A, 2.464%, (US0003M + 1.210%), 10/15/30	685,104	0.2
480,000	(1)	Dryden 33 Senior Loan Fund 2014-33A AR, 2.789%, (US0003M + 1.430%), 10/15/28	483,819	0.2
1,120,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 2.709%, (US0003M + 1.350%), 04/15/28	1,123,581	0.4
480,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 2.616%, (US0003M + 1.200%), 08/15/30	483,728	0.2
300,000	(1),(5)	Eaton Vance Clo 2015-1A A2R Ltd., 2.727%, (US0003M + 1.250%), 01/20/30	300,000	0.1
750,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 2.585%, (US0003M + 1.220%), 07/24/30	755,535	0.3
500,000	(1)	Galaxy XV CLO Ltd. 2013-15A AR, 2.559%, (US0003M + 1.200%), 10/15/30	503,916	0.2
300,000	(1)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 2.724%, (US0003M + 1.150%), 11/28/30	300,904	0.1
43,468	(1)	GSAMP Trust 2005-SEA2 A1, 1.902%, (US0001M + 0.350%), 01/25/45	43,489	0.0
750,000	(1)	KKR CLO 20 A Ltd., 2.846%, (US0003M + 1.130%), 10/16/30	749,834	0.3
600,000	(1)	LCM 26A A2 Ltd. 0.000%, (US0003M + 1.250%), 01/20/31	600,000	0.2

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

950,000	(1)	LCM XXIII Ltd. 23A A1, 2.763%, (US0003M + 1.400%), 10/20/29	962,055	0.3
520,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 2.683%, (US0003M + 1.320%), 03/17/30	526,718	0.2
400,000	(1)	Octagon Investment Partners 33 Ltd. 2017-1A A1, 2.591%, (US0003M + 1.190%), 01/20/31	400,234	0.1
500,000	(1)	Octagon Investment Partners Ltd. 2017-1A A2, 2.668%, (US0003M + 1.350%), 07/15/29	502,642	0.2
500,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 2.734%, (US0003M + 1.375%), 07/15/29	505,092	0.2
400,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 2.707%, (US0003M + 1.350%), 07/19/30	403,566	0.1
750,000	(1)	OHA Loan Funding Ltd. 2015-1A AR, 2.826%, (US0003M + 1.410%), 08/15/29	762,713	0.3
700,000	(1)	Palmer Square CLO 2015-2A A1AR Ltd., 2.633%, (US0003M + 1.270%), 07/20/30	706,120	0.2
275,000	(1)	Palmer Square CLO 2015-2A A1BR Ltd., 2.713%, (US0003M + 1.350%), 07/20/30	277,649	0.1
500,000	(1)	TCI-Symphony CLO 2017-1A A Ltd., 2.501%, (US0003M + 1.230%), 07/15/30	503,848	0.2
400,000	(1)	TCI-Flatiron CLO 2017-1A A Ltd., 2.147%, (US0003M + 1.200%), 11/17/30	400,212	0.1
600,000	(1)	THL Credit Wind River 2013-2A AR CLO Ltd., 2.584%, (US0003M + 1.230%), 10/18/30	605,498	0.2
570,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 2.544%, (US0003M + 1.230%), 07/20/30	571,041	0.2
450,000	(1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/21	447,623	0.1
			25,694,456	8.8

		Student Loan Asset-Backed Securities: 0.3%
700,000	(1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/42	696,705	0.3

	Total Asset-Backed Securities
	(Cost $54,324,083)		54,289,391	18.6

	Total Long-Term Investments
	(Cost $291,678,214)		291,050,020	99.7
SHORT-TERM INVESTMENTS: 0.1%
	Securities Lending Collateral(6): 0.1%
158,993	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $159,021, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $163,408, due 01/15/19-02/15/46)
	(Cost $158,993)	158,993	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
70,000	(7) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $70,000)	70,000	0.0

	Total Short-Term Investments
	(Cost $228,993)	228,993	0.1

	Total Investments in Securities (Cost $291,907,207)	$291,279,013	99.8
	Assets in Excess of Other Liabilities	500,062	0.2
	Net Assets	$291,779,075	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(3)	Security, or a portion of the security, is on loan.
(4)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	Represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2017.

Reference Rate Abbreviations:
H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

Voya Multi-Manager Large Cap Core Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Consumer Discretionary: 16.9%
1,630	(1)	Amazon.com, Inc.	1,906,236	0.6
1,397	(1)	Autozone, Inc.	993,784	0.3
98,674	(1)	Carmax, Inc.	6,327,964	1.9
119,479		Carnival Corp.	7,929,821	2.3
106,301		Comcast Corp. – Class A	4,257,355	1.3
14,625		Dollar General Corp.	1,360,271	0.4
81,661	(1)	Dollar Tree, Inc.	8,763,042	2.6
7,720		Expedia, Inc.	924,624	0.3
90,132		Lowe's Cos, Inc.	8,376,868	2.5
7,071		Marriott International, Inc.	959,747	0.3
6,850		McDonald's Corp.	1,179,022	0.3
79,247		Nike, Inc.	4,956,900	1.5
15,972	(1)	O'Reilly Automotive, Inc.	3,841,905	1.1
13,231		PVH Corp.	1,815,425	0.5
2,760		Royal Caribbean Cruises Ltd.	329,213	0.1
23,345		Starbucks Corp.	1,340,703	0.4
35,360		Tapestry, Inc.	1,563,973	0.5
			56,826,853	16.9

		Consumer Staples: 6.6%
85,770		Altria Group, Inc.	6,124,836	1.8
67,936		Coca-Cola Co.	3,116,904	0.9
19,815		Conagra Brands, Inc.	746,431	0.2
4,030		Costco Wholesale Corp.	750,064	0.2
17,070		CVS Health Corp.	1,237,575	0.4
36,385		Mondelez International, Inc.	1,557,278	0.5
19,982		PepsiCo, Inc.	2,396,241	0.7
44,880		Philip Morris International, Inc.	4,741,572	1.4
28,455		Sysco Corp.	1,728,072	0.5
			22,398,973	6.6

		Energy: 4.8%
66,618		Canadian Natural Resources Ltd.	2,379,595	0.7
54,560		Chevron Corp.	6,830,366	2.0
17,705		EOG Resources, Inc.	1,910,547	0.6
38,780		Exxon Mobil Corp.	3,243,559	1.0
37,120		Halliburton Co.	1,814,054	0.5
			16,178,121	4.8

		Financials: 21.1%
13,980		American International Group, Inc.	832,928	0.2
8,970	(1)	Alleghany Corp.	5,346,927	1.6
1,837		Aon PLC	246,158	0.1
101,375		Bank of America Corp.	2,992,590	0.9
43,553		Bank of New York Mellon Corp.	2,345,765	0.7
89,717	(1)	Berkshire Hathaway, Inc. – Class B	17,783,704	5.3
15,476		Blackrock, Inc.	7,950,176	2.4
66,015		Citigroup, Inc.	4,912,176	1.4
57,079		JPMorgan Chase & Co.	6,104,028	1.8
53,855		Morgan Stanley	2,825,772	0.8
147,392		Progressive Corp.	8,301,118	2.5
3,485		S&P Global, Inc.	590,359	0.2
178,200		Wells Fargo & Co.	10,811,394	3.2
			71,043,095	21.1

		Health Care: 10.8%
27,326		Abbott Laboratories	1,559,495	0.5
46,666	(1)	Alexion Pharmaceuticals, Inc.	5,580,787	1.7
12,380		Allergan plc	2,025,120	0.6
11,500		AmerisourceBergen Corp.	1,055,930	0.3
4,780		Anthem, Inc.	1,075,548	0.3
7,945	(1)	Biogen, Inc.	2,531,039	0.7
71,160		Bristol-Myers Squibb Co.	4,360,685	1.3
16,710	(1)	Celgene Corp.	1,743,855	0.5
10,120		Cigna Corp.	2,055,271	0.6
67,249		Eli Lilly & Co.	5,679,850	1.7
30,969		Johnson & Johnson	4,326,989	1.3
10,749		Medtronic PLC	867,982	0.3
83,450		Pfizer, Inc.	3,022,559	0.9
2,953	(1)	Vertex Pharmaceuticals, Inc.	442,536	0.1
			36,327,646	10.8

		Industrials: 12.0%
44,380		Deere & Co.	6,945,914	2.1
6,529		Eaton Corp. PLC	515,856	0.1
34,360		FedEx Corp.	8,574,195	2.5
34,115		General Dynamics Corp.	6,940,697	2.1
57,112		General Electric Co.	996,604	0.3
26,023		Honeywell International, Inc.	3,990,887	1.2
35,864		Johnson Controls International plc	1,366,777	0.4
45,702		Norfolk Southern Corp.	6,622,220	2.0
69,604		Southwest Airlines Co.	4,555,582	1.3
			40,508,732	12.0

		Information Technology: 19.8%
22,400		Activision Blizzard, Inc.	1,418,368	0.4
2,238	(1)	Alphabet, Inc. - Class A	2,357,509	0.7
10,639	(1)	Alphabet, Inc. - Class C	11,132,650	3.3
90,617		Apple, Inc.	15,335,115	4.5
12,088		Broadcom Ltd.	3,105,407	0.9
189,539		Cisco Systems, Inc.	7,259,344	2.2
779	(1)	Electronic Arts, Inc.	81,842	0.0
29,960	(1)	Facebook, Inc.	5,286,742	1.6
18,180		Fidelity National Information Services, Inc.	1,710,556	0.5
4,487	(1)	FleetCor Technologies, Inc.	863,433	0.3
8,295	(1)	MACOM Technology Solutions Holdings, Inc.	269,919	0.1
19,986		Mastercard, Inc. - Class A	3,025,081	0.9
60,165		Microsoft Corp.	5,146,514	1.5
5,360	(1)	Palo Alto Networks, Inc.	776,878	0.2
17,910		Symantec Corp.	502,555	0.2
14,815		Total System Services, Inc.	1,171,718	0.3
64,025		Visa, Inc. - Class A	7,300,131	2.2
			66,743,762	19.8

		Materials: 3.0%
26,270		Mosaic Co.	674,088	0.2
12,155		NewMarket Corp.	4,830,275	1.4
23,195		Nucor Corp.	1,474,738	0.4

See Accompanying Notes to Financial Statements

Voya Multi-Manager Large Cap Core Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

17,015	Sealed Air Corp.	838,840	0.3
5,621	Sherwin-Williams Co.	2,304,835	0.7
		10,122,776	3.0

	Real Estate: 0.6%
14,688	American Tower Corp.	2,095,537	0.6

		Telecommunication Services: 2.3%
75,870	AT&T, Inc.	2,949,826	0.9
89,842	Verizon Communications, Inc.	4,755,337	1.4
		7,705,163	2.3

	Utilities: 0.3%
23,855	Southern Co.	1,147,187	0.3

	Total Common Stock
	(Cost $252,048,343)	331,097,845	98.2

SHORT-TERM INVESTMENTS: 1.5%
	Mutual Funds: 1.5%
5,093,568	(2) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $5,093,568)	5,093,568	1.5

	Total Short-Term Investments
	(Cost $5,093,568)	5,093,568	1.5

	Total Investments in Securities (Cost $257,141,911)	$336,191,413	99.7
	Assets in Excess of Other Liabilities	926,432	0.3
	Net Assets	$337,117,845	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 12.1%
16,339		Advance Auto Parts, Inc.	1,628,835	0.0
88,426	(1)	Amazon.com, Inc.	103,411,554	2.0
6,079	(1)	Autozone, Inc.	4,324,418	0.1
56,229		Best Buy Co., Inc.	3,850,000	0.1
43,818		BorgWarner, Inc.	2,238,662	0.0
40,312	(1)	Carmax, Inc.	2,585,209	0.1
90,167		Carnival Corp.	5,984,384	0.1
80,163		CBS Corp. - Class B	4,729,617	0.1
42,873	(1)	Charter Communications, Inc.	14,403,613	0.3
5,494	(1)	Chipotle Mexican Grill, Inc.	1,587,931	0.0
1,031,239		Comcast Corp. – Class A	41,301,122	0.8
27,343		Darden Restaurants, Inc.	2,625,475	0.1
58,775	(1)	Delphi Automotive PLC	4,985,883	0.1
34,177	(1),(2)	Discovery Communications, Inc. - Class A	764,881	0.0
45,101	(1)	Discovery Communications, Inc. - Class C	954,788	0.0
50,392	(1)	Dish Network Corp. - Class A	2,406,218	0.1
57,598		Dollar General Corp.	5,357,190	0.1
52,420	(1)	Dollar Tree, Inc.	5,625,190	0.1
75,455		D.R. Horton, Inc.	3,853,487	0.1
27,180		Expedia, Inc.	3,255,349	0.1
27,518		Foot Locker, Inc.	1,290,044	0.0
862,574		Ford Motor Co.	10,773,549	0.2
48,145		Gap, Inc.	1,639,819	0.0
24,534		Garmin Ltd.	1,461,490	0.0
282,635		General Motors Co.	11,585,209	0.2
32,415		Genuine Parts Co.	3,079,749	0.1
54,461		Goodyear Tire & Rubber Co.	1,759,635	0.0
46,395		H&R Block, Inc.	1,216,477	0.0
80,607	(2)	Hanesbrands, Inc.	1,685,492	0.0
37,209		Harley-Davidson, Inc.	1,893,194	0.0
25,060		Hasbro, Inc.	2,277,703	0.0
44,709		Hilton Worldwide Holdings, Inc.	3,570,461	0.1
258,179		Home Depot, Inc.	48,932,666	1.0
85,918		Interpublic Group of Cos., Inc.	1,732,107	0.0
37,272		Kohl's Corp.	2,021,261	0.0
54,598		L Brands, Inc.	3,287,892	0.1
29,144		Leggett & Platt, Inc.	1,391,043	0.0
45,214		Lennar Corp. - Class A	2,859,333	0.1
68,327	(1)	LKQ Corp.	2,778,859	0.1
184,127		Lowe's Cos, Inc.	17,112,763	0.3
67,345		Macy's, Inc.	1,696,420	0.0
67,709		Marriott International, Inc.	9,190,143	0.2
76,282	(2)	Mattel, Inc.	1,173,217	0.0
176,251		McDonald's Corp.	30,336,322	0.6
112,651		MGM Resorts International	3,761,417	0.1
33,624	(1)	Michael Kors Holdings Ltd.	2,116,631	0.0
13,971	(1)	Mohawk Industries, Inc.	3,854,599	0.1
95,673	(1)	Netflix, Inc.	18,365,389	0.4
108,357		Newell Brands, Inc.	3,348,231	0.1
84,676		News Corp - Class A	1,372,598	0.0
27,025		News Corp - Class B	448,615	0.0
290,502		Nike, Inc.	18,170,900	0.4
25,881		Nordstrom, Inc.	1,226,242	0.0
39,399	(1)	Norwegian Cruise Line Holdings Ltd.	2,097,997	0.0
50,969		Omnicom Group	3,712,072	0.1
18,799	(1)	O'Reilly Automotive, Inc.	4,521,911	0.1
10,783	(1)	The Priceline Group, Inc.	18,738,050	0.4
59,795		Pulte Group, Inc.	1,988,184	0.0
17,118		PVH Corp.	2,348,761	0.0
12,294		Ralph Lauren Corp.	1,274,765	0.0
85,251		Ross Stores, Inc.	6,841,393	0.1
37,867		Royal Caribbean Cruises Ltd.	4,516,776	0.1
21,240		Scripps Networks Interactive - Class A	1,813,471	0.0
13,418	(2)	Signet Jewelers Ltd.	758,788	0.0
314,568		Starbucks Corp.	18,065,640	0.4
62,873		Tapestry, Inc.	2,780,873	0.1
120,179		Target Corp.	7,841,680	0.2
22,574		Tiffany & Co.	2,346,567	0.0
172,140		Time Warner, Inc.	15,745,646	0.3
140,675		TJX Cos., Inc.	10,756,010	0.2
27,762		Tractor Supply Co.	2,075,209	0.0
24,063	(1),(2)	TripAdvisor, Inc.	829,211	0.0
233,032		Twenty-First Century Fox, Inc. - Class A	8,046,595	0.2
97,100		Twenty-First Century Fox, Inc. - Class B	3,313,052	0.1
12,903	(1)	Ulta Beauty, Inc.	2,885,885	0.1
41,085	(1),(2)	Under Armour, Inc. Class A	592,856	0.0
40,910	(1),(2)	Under Armour, Inc. Class C-W/I	544,921	0.0
72,512		VF Corp.	5,365,888	0.1
78,007		Viacom, Inc. - Class B	2,403,396	0.1
333,916		Walt Disney Co.	35,899,309	0.7
15,889		Whirlpool Corp.	2,679,521	0.1
22,403		Wyndham Worldwide Corp.	2,595,836	0.1
17,725		Wynn Resorts Ltd.	2,988,258	0.1
74,507		Yum! Brands, Inc.	6,080,516	0.1
			615,732,313	12.1

		Consumer Staples: 8.1%
421,883		Altria Group, Inc.	30,126,665	0.6
123,645		Archer-Daniels-Midland Co.	4,955,692	0.1
43,295		Brown-Forman Corp. - Class B	2,973,068	0.1
42,525		Campbell Soup Co.	2,045,878	0.0
55,257		Church & Dwight Co., Inc.	2,772,244	0.1
28,508		Clorox Co.	4,240,280	0.1
847,794		Coca-Cola Co.	38,896,789	0.8
194,141		Colgate-Palmolive Co.	14,647,938	0.3
90,316		Conagra Brands, Inc.	3,402,204	0.1
38,088		Constellation Brands, Inc.	8,705,774	0.2

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

96,615		Costco Wholesale Corp.	17,981,984	0.3
104,395		Coty, Inc - Class A	2,076,417	0.0
223,963		CVS Health Corp.	16,237,317	0.3
39,916		Dr Pepper Snapple Group, Inc.	3,874,247	0.1
49,496		Estee Lauder Cos., Inc.	6,297,871	0.1
125,655		General Mills, Inc.	7,450,085	0.1
31,190		Hershey Co.	3,540,377	0.1
59,516		Hormel Foods Corp.	2,165,787	0.0
25,113		JM Smucker Co.	3,120,039	0.1
54,995		Kellogg Co.	3,738,560	0.1
77,771		Kimberly-Clark Corp.	9,383,849	0.2
132,002		Kraft Heinz Co.	10,264,475	0.2
196,665		Kroger Co.	5,398,454	0.1
26,474		McCormick & Co., Inc.	2,697,965	0.0
40,851		Molson Coors Brewing Co.	3,352,642	0.1
330,396		Mondelez International, Inc.	14,140,949	0.3
91,022	(1)	Monster Beverage Corp.	5,760,782	0.1
314,423		PepsiCo, Inc.	37,705,606	0.7
343,386		Philip Morris International, Inc.	36,278,731	0.7
563,363		Procter & Gamble Co.	51,761,792	1.0
105,985		Sysco Corp.	6,436,469	0.1
65,796		Tyson Foods, Inc.	5,334,082	0.1
191,954		Walgreens Boots Alliance, Inc.	13,939,699	0.3
323,617		Wal-Mart Stores, Inc.	31,957,179	0.6
			413,661,890	8.1

		Energy: 6.0%
120,972		Anadarko Petroleum Corp.	6,488,938	0.1
31,731		Andeavor	3,628,122	0.1
84,221		Apache Corp.	3,555,811	0.1
94,666		Baker Hughes a GE Co.	2,995,232	0.1
102,253		Cabot Oil & Gas Corp.	2,924,436	0.1
201,658	(1),(2)	Chesapeake Energy Corp.	798,566	0.0
419,934		Chevron Corp.	52,571,537	1.0
21,062		Cimarex Energy Co.	2,569,775	0.0
32,879	(1)	Concho Resources, Inc./Midland TX	4,939,083	0.1
264,318		ConocoPhillips	14,508,415	0.3
116,187		Devon Energy Corp.	4,810,142	0.1
127,839		EOG Resources, Inc.	13,795,106	0.3
54,130		EQT Corp.	3,081,080	0.1
936,820		Exxon Mobil Corp.	78,355,625	1.5
192,911		Halliburton Co.	9,427,560	0.2
24,012	(2)	Helmerich & Payne, Inc.	1,552,136	0.0
59,715		Hess Corp.	2,834,671	0.0
424,624		Kinder Morgan, Inc.	7,672,956	0.1
187,853		Marathon Oil Corp.	3,180,351	0.1
107,984		Marathon Petroleum Corp.	7,124,784	0.1
84,024		National Oilwell Varco, Inc.	3,026,544	0.1
44,041	(1)	Newfield Exploration Co.	1,388,613	0.0
107,585		Noble Energy, Inc.	3,135,027	0.1
169,189		Occidental Petroleum Corp.	12,462,462	0.2
84,775		Oneok, Inc.	4,531,224	0.1
94,996		Phillips 66	9,608,845	0.2
37,622		Pioneer Natural Resources Co.	6,502,963	0.1
50,111		Range Resources Corp.	854,894	0.0
306,269		Schlumberger Ltd.	20,639,468	0.4
96,936		TechnipFMC PLC	3,035,066	0.1
96,745		Valero Energy Corp.	8,891,833	0.2
182,786		Williams Cos., Inc.	5,573,145	0.1
			306,464,410	6.0

		Financials: 14.7%
12,289		Affiliated Managers Group, Inc.	2,522,317	0.0
86,922		Aflac, Inc.	7,630,013	0.2
198,752		American International Group, Inc.	11,841,644	0.2
79,334		Allstate Corp.	8,307,063	0.2
159,282		American Express Co.	15,818,295	0.3
32,706		Ameriprise Financial, Inc.	5,542,686	0.1
55,251		Aon PLC	7,403,634	0.1
39,973		Arthur J. Gallagher & Co.	2,529,491	0.0
11,943		Assurant, Inc.	1,204,332	0.0
2,144,682		Bank of America Corp.	63,311,013	1.2
226,402		Bank of New York Mellon Corp.	12,194,012	0.2
174,423		BB&T Corp.	8,672,312	0.2
425,468	(1)	Berkshire Hathaway, Inc. – Class B	84,336,267	1.7
27,295		Blackrock, Inc.	14,021,714	0.3
21,265	(1)	Brighthouse Financial, Inc.	1,246,980	0.0
107,173		Capital One Financial Corp.	10,672,287	0.2
25,085		Cboe Global Markets, Inc.	3,125,340	0.1
263,786		Charles Schwab Corp.	13,550,687	0.3
102,636		Chubb Ltd.	14,998,199	0.3
33,011		Cincinnati Financial Corp.	2,474,835	0.0
584,564		Citigroup, Inc.	43,497,407	0.9
108,775		Citizens Financial Group, Inc.	4,566,374	0.1
75,236		CME Group, Inc.	10,988,218	0.2
38,451		Comerica, Inc.	3,337,931	0.1
80,341		Discover Financial Services	6,179,830	0.1
59,847	(1)	E*Trade Financial Corp.	2,966,616	0.1
9,080		Everest Re Group Ltd.	2,009,041	0.0
155,998		Fifth Third Bancorp	4,732,979	0.1
72,254		Franklin Resources, Inc.	3,130,766	0.1
77,558		Goldman Sachs Group, Inc.	19,758,676	0.4
78,868		Hartford Financial Services Group, Inc.	4,438,691	0.1
238,987		Huntington Bancshares, Inc.	3,479,651	0.1
129,344		Intercontinental Exchange, Inc.	9,126,513	0.2
90,002		Invesco Ltd.	3,288,673	0.1
767,124		JPMorgan Chase & Co.	82,036,241	1.6
237,761		Keycorp	4,795,639	0.1
69,317		Leucadia National Corp.	1,836,207	0.0
48,382		Lincoln National Corp.	3,719,124	0.1
61,024		Loews Corp.	3,053,031	0.1
33,278		M&T Bank Corp.	5,690,205	0.1
112,836		Marsh & McLennan Cos., Inc.	9,183,722	0.2
232,654		Metlife, Inc.	11,762,986	0.2
36,758		Moody's Corp.	5,425,848	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

307,777		Morgan Stanley	16,149,059	0.3
25,726		Nasdaq, Inc.	1,976,529	0.0
58,369		Navient Corp.	777,475	0.0
47,486		Northern Trust Corp.	4,743,377	0.1
76,554		People's United Financial, Inc.	1,431,560	0.0
105,196		PNC Financial Services Group, Inc.	15,178,731	0.3
59,373		Principal Financial Group, Inc.	4,189,359	0.1
128,587		Progressive Corp.	7,242,020	0.1
93,743		Prudential Financial, Inc.	10,778,570	0.2
28,414		Raymond James Financial, Inc.	2,537,370	0.1
256,459		Regions Financial Corp.	4,431,612	0.1
56,379		S&P Global, Inc.	9,550,603	0.2
81,989		State Street Corp.	8,002,946	0.2
105,247		SunTrust Banks, Inc.	6,797,904	0.1
162,643		Synchrony Financial	6,279,646	0.1
53,573		T. Rowe Price Group, Inc.	5,621,415	0.1
23,738		Torchmark Corp.	2,153,274	0.0
60,512		Travelers Cos., Inc.	8,207,848	0.2
49,611		Unum Group	2,723,148	0.1
348,553		US Bancorp	18,675,470	0.4
979,837		Wells Fargo & Co.	59,446,711	1.2
29,193		Willis Towers Watson PLC	4,399,093	0.1
56,603		XL Group Ltd.	1,990,161	0.0
44,162		Zions Bancorp.	2,244,754	0.0
			745,936,125	14.7

		Health Care: 13.7%
384,831		Abbott Laboratories	21,962,305	0.4
352,440		AbbVie, Inc.	34,084,472	0.7
72,098		Aetna, Inc.	13,005,758	0.3
71,154		Agilent Technologies, Inc.	4,765,183	0.1
49,394	(1)	Alexion Pharmaceuticals, Inc.	5,907,029	0.1
15,954	(1)	Align Technology, Inc.	3,544,819	0.1
73,531		Allergan plc	12,028,201	0.2
35,680		AmerisourceBergen Corp.	3,276,138	0.1
160,493		Amgen, Inc.	27,909,733	0.5
56,768		Anthem, Inc.	12,773,368	0.3
110,829		Baxter International, Inc.	7,163,987	0.1
58,617		Becton Dickinson & Co.	12,547,568	0.2
46,746	(1)	Biogen, Inc.	14,891,873	0.3
303,601	(1)	Boston Scientific Corp.	7,526,269	0.1
361,859		Bristol-Myers Squibb Co.	22,174,720	0.4
69,556		Cardinal Health, Inc.	4,261,696	0.1
174,069	(1)	Celgene Corp.	18,165,841	0.4
38,133	(1)	Centene Corp.	3,846,857	0.1
69,820	(1)	Cerner Corp.	4,705,170	0.1
54,510		Cigna Corp.	11,070,436	0.2
10,823		Cooper Cos., Inc.	2,358,115	0.0
135,337		Danaher Corp.	12,561,980	0.2
33,470	(1)	DaVita, Inc.	2,418,208	0.0
50,781		Dentsply Sirona, Inc.	3,342,913	0.1
46,788	(1)	Edwards Lifesciences Corp.	5,273,476	0.1
214,209		Eli Lilly & Co.	18,092,092	0.4
26,850	(1)	Envision Healthcare Corp.	927,936	0.0
125,220	(1)	Express Scripts Holding Co.	9,346,421	0.2
288,804		Gilead Sciences, Inc.	20,689,919	0.4
62,623	(1)	HCA Healthcare, Inc.	5,500,804	0.1
34,702	(1)	Henry Schein, Inc.	2,424,976	0.0
60,952	(1)	Hologic, Inc.	2,605,698	0.1
31,585		Humana, Inc.	7,835,291	0.2
19,284	(1)	IDEXX Laboratories, Inc.	3,015,632	0.1
32,280	(1)	Illumina, Inc.	7,052,857	0.1
38,727	(1)	Incyte Corp., Ltd.	3,667,834	0.1
24,773	(1)	Intuitive Surgical, Inc.	9,040,659	0.2
32,189	(1)	IQVIA Holdings, Inc.	3,151,303	0.1
593,965		Johnson & Johnson	82,988,790	1.6
22,508	(1)	Laboratory Corp. of America Holdings	3,590,251	0.1
46,092		McKesson Corp.	7,188,047	0.1
299,267		Medtronic PLC	24,165,810	0.5
604,719		Merck & Co., Inc.	34,027,538	0.7
5,656	(1)	Mettler Toledo International, Inc.	3,504,005	0.1
118,567	(1)	Mylan NV	5,016,570	0.1
18,280	(2)	Patterson Cos., Inc.	660,456	0.0
24,368		PerkinElmer, Inc.	1,781,788	0.0
28,959		Perrigo Co. PLC	2,524,066	0.1
1,317,856		Pfizer, Inc.	47,732,744	0.9
30,135		Quest Diagnostics, Inc.	2,967,996	0.1
17,032	(1)	Regeneron Pharmaceuticals, Inc.	6,403,351	0.1
31,374		Resmed, Inc.	2,657,064	0.1
71,157		Stryker Corp.	11,017,950	0.2
88,657		Thermo Fisher Scientific, Inc.	16,834,191	0.3
214,252		UnitedHealth Group, Inc.	47,233,996	0.9
19,375		Universal Health Services, Inc.	2,196,156	0.0
20,256	(1)	Varian Medical Systems, Inc.	2,251,454	0.0
55,915	(1)	Vertex Pharmaceuticals, Inc.	8,379,422	0.2
17,584	(1)	Waters Corp.	3,397,053	0.1
44,765		Zimmer Biomet Holdings, Inc.	5,401,793	0.1
107,735		Zoetis, Inc.	7,761,229	0.2
			694,599,257	13.7

		Industrials: 10.2%
131,940		3M Co.	31,054,718	0.6
9,320		Acuity Brands, Inc.	1,640,320	0.0
27,205		Alaska Air Group, Inc.	1,999,840	0.0
21,001		Allegion Public Ltd.	1,670,840	0.0
94,155		American Airlines Group, Inc.	4,898,885	0.1
51,098		Ametek, Inc.	3,703,072	0.1
32,239		AO Smith Corp.	1,975,606	0.0
93,647		Arconic, Inc.	2,551,881	0.0
123,777		Boeing Co.	36,503,075	0.7
131,535		Caterpillar, Inc.	20,727,285	0.4
30,822		CH Robinson Worldwide, Inc.	2,745,932	0.1
19,038		Cintas Corp.	2,966,692	0.1
197,594		CSX Corp.	10,869,646	0.2
34,493		Cummins, Inc.	6,092,843	0.1
70,719		Deere & Co.	11,068,231	0.2
145,022		Delta Air Lines, Inc.	8,121,232	0.2
34,444		Dover Corp.	3,478,500	0.1
97,413		Eaton Corp. PLC	7,696,601	0.2
141,901		Emerson Electric Co.	9,889,081	0.2

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

26,549		Equifax, Inc.	3,130,658	0.1
39,289		Expeditors International Washington, Inc.	2,541,605	0.0
63,540		Fastenal Co.	3,475,003	0.1
54,543		FedEx Corp.	13,610,660	0.3
28,992		Flowserve Corp.	1,221,433	0.0
30,926		Fluor Corp.	1,597,328	0.0
67,621		Fortive Corp.	4,892,379	0.1
34,051		Fortune Brands Home & Security, Inc.	2,330,450	0.0
61,393		General Dynamics Corp.	12,490,406	0.2
1,917,316		General Electric Co.	33,457,164	0.7
26,355		Harris Corp.	3,733,186	0.1
168,432		Honeywell International, Inc.	25,830,732	0.5
80,316	(1)	IHS Markit Ltd.	3,626,267	0.1
68,171		Illinois Tool Works, Inc.	11,374,331	0.2
55,244		Ingersoll-Rand PLC - Class A	4,927,212	0.1
26,634		Jacobs Engineering Group, Inc.	1,756,779	0.0
18,927		JB Hunt Transport Services, Inc.	2,176,226	0.0
204,605		Johnson Controls International plc	7,797,497	0.2
22,893		Kansas City Southern	2,408,801	0.0
17,277		L3 Technologies, Inc.	3,418,254	0.1
55,153		Lockheed Martin Corp.	17,706,871	0.3
69,548		Masco Corp.	3,055,939	0.1
74,021		Nielsen Holdings PLC	2,694,364	0.1
63,265		Norfolk Southern Corp.	9,167,098	0.2
38,488		Northrop Grumman Corp.	11,812,352	0.2
77,738		Paccar, Inc.	5,525,617	0.1
29,456		Parker Hannifin Corp.	5,878,828	0.1
36,513		Pentair PLC	2,578,548	0.0
34,208	(1)	Quanta Services, Inc.	1,337,875	0.0
63,915		Raytheon Co.	12,006,433	0.2
50,248		Republic Services, Inc.	3,397,267	0.1
27,714		Robert Half International, Inc.	1,539,236	0.0
28,411		Rockwell Automation, Inc.	5,578,500	0.1
35,994		Rockwell Collins, Inc.	4,881,506	0.1
22,632		Roper Technologies, Inc.	5,861,688	0.1
12,604		Snap-On, Inc.	2,196,877	0.0
120,698		Southwest Airlines Co.	7,899,684	0.2
33,905		Stanley Black & Decker, Inc.	5,753,339	0.1
18,947	(1)	Stericycle, Inc.	1,288,207	0.0
58,240		Textron, Inc.	3,295,802	0.1
10,684		TransDigm Group, Inc.	2,934,040	0.1
174,036		Union Pacific Corp.	23,338,228	0.5
55,674	(1)	United Continental Holdings, Inc.	3,752,428	0.1
151,902		United Parcel Service, Inc. - Class B	18,099,123	0.4
18,686	(1)	United Rentals, Inc.	3,212,310	0.1
164,198		United Technologies Corp.	20,946,739	0.4
34,362	(1)	Verisk Analytics, Inc.	3,298,752	0.1
88,321		Waste Management, Inc.	7,622,102	0.1
11,465		WW Grainger, Inc.	2,708,606	0.1
39,708		Xylem, Inc.	2,708,086	0.1
			517,527,096	10.2

		Information Technology: 23.6%
136,631		Accenture PLC	20,916,840	0.4
167,167		Activision Blizzard, Inc.	10,585,014	0.2
108,986	(1)	Adobe Systems, Inc.	19,098,707	0.4
181,312	(1),(2)	Advanced Micro Devices, Inc.	1,863,887	0.0
37,398	(1)	Akamai Technologies, Inc.	2,432,366	0.0
10,628		Alliance Data Systems Corp.	2,693,985	0.1
65,895	(1)	Alphabet, Inc. - Class A	69,413,793	1.4
66,739	(1)	Alphabet, Inc. - Class C	69,835,690	1.4
67,508		Amphenol Corp.	5,927,202	0.1
81,502		Analog Devices, Inc.	7,256,123	0.1
18,762	(1)	ANSYS, Inc.	2,769,084	0.1
1,135,148		Apple, Inc.	192,101,096	3.8
235,791		Applied Materials, Inc.	12,053,636	0.2
48,462	(1)	Autodesk, Inc.	5,080,271	0.1
98,052		Automatic Data Processing, Inc.	11,490,714	0.2
89,894		Broadcom Ltd.	23,093,769	0.5
69,402		CA, Inc.	2,309,699	0.0
62,428	(1)	Cadence Design Systems, Inc.	2,610,739	0.1
1,092,988		Cisco Systems, Inc.	41,861,440	0.8
31,648	(1)	Citrix Systems, Inc.	2,785,024	0.1
130,366		Cognizant Technology Solutions Corp.	9,258,593	0.2
192,141		Corning, Inc.	6,146,591	0.1
36,347		CSRA, Inc.	1,087,502	0.0
63,071		DXC Technology Co.	5,985,438	0.1
214,779	(1)	eBay, Inc.	8,105,759	0.2
68,080	(1)	Electronic Arts, Inc.	7,152,485	0.1
13,839	(1)	F5 Networks, Inc.	1,815,954	0.0
527,257	(1)	Facebook, Inc.	93,039,770	1.8
73,816		Fidelity National Information Services, Inc.	6,945,347	0.1
46,076	(1)	Fiserv, Inc.	6,041,946	0.1
30,638		Flir Systems, Inc.	1,428,344	0.0
20,043	(1)	Gartner, Inc.	2,468,295	0.1
35,185		Global Payments, Inc.	3,526,944	0.1
352,640		Hewlett Packard Enterprise Co.	5,063,910	0.1
369,278		HP, Inc.	7,758,531	0.2
1,034,704		Intel Corp.	47,761,937	0.9
190,356		International Business Machines Corp.	29,204,418	0.6
53,696		Intuit, Inc.	8,472,155	0.2
82,894		Juniper Networks, Inc.	2,362,479	0.0
34,647		KLA-Tencor Corp.	3,640,360	0.1
35,805		Lam Research Corp.	6,590,626	0.1
205,351		Mastercard, Inc. - Class A	31,081,927	0.6
51,715		Microchip Technology, Inc.	4,544,714	0.1
254,974	(1)	Micron Technology, Inc.	10,484,531	0.2
1,705,623		Microsoft Corp.	145,898,991	2.9
35,817		Motorola Solutions, Inc.	3,235,708	0.1
59,641		NetApp, Inc.	3,299,340	0.1
133,981		Nvidia Corp.	25,925,324	0.5
673,585		Oracle Corp.	31,847,099	0.6
70,706		Paychex, Inc.	4,813,665	0.1
249,788	(1)	PayPal Holdings, Inc.	18,389,393	0.4

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

28,138	(1)	Qorvo, Inc.	1,873,991	0.0
325,924		Qualcomm, Inc.	20,865,655	0.4
39,122	(1)	Red Hat, Inc.	4,698,552	0.1
151,709	(1)	Salesforce.com, Inc.	15,509,211	0.3
63,966		Seagate Technology	2,676,337	0.1
40,624		Skyworks Solutions, Inc.	3,857,249	0.1
137,073		Symantec Corp.	3,846,268	0.1
33,217	(1)	Synopsys, Inc.	2,831,417	0.1
77,744		TE Connectivity Ltd.	7,388,790	0.1
217,899		Texas Instruments, Inc.	22,757,372	0.4
36,989		Total System Services, Inc.	2,925,460	0.1
18,742	(1),(2)	VeriSign, Inc.	2,144,834	0.0
400,940		Visa, Inc. - Class A	45,715,179	0.9
65,396		Western Digital Corp.	5,200,944	0.1
101,546		Western Union Co.	1,930,389	0.0
47,199		Xerox Corp.	1,375,851	0.0
55,484		Xilinx, Inc.	3,740,731	0.1
			1,198,895,385	23.6

		Materials: 3.0%
48,189		Air Products & Chemicals, Inc.	7,906,851	0.2
24,430		Albemarle Corp.	3,124,353	0.1
19,542		Avery Dennison Corp.	2,244,594	0.0
77,395		Ball Corp.	2,929,401	0.1
51,569		CF Industries Holdings, Inc.	2,193,745	0.0
517,350		DowDuPont, Inc.	36,845,667	0.7
31,779		Eastman Chemical Co.	2,944,006	0.1
57,489		Ecolab, Inc.	7,713,874	0.1
29,685		FMC Corp.	2,809,982	0.1
297,646	(1)	Freeport-McMoRan, Inc.	5,643,368	0.1
17,460		International Flavors & Fragrances, Inc.	2,664,571	0.1
91,288		International Paper Co.	5,289,227	0.1
71,514		LyondellBasell Industries NV - Class A	7,889,424	0.2
13,898		Martin Marietta Materials, Inc.	3,072,014	0.1
97,131		Monsanto Co.	11,342,958	0.2
77,607		Mosaic Co.	1,991,396	0.0
117,916		Newmont Mining Corp.	4,424,208	0.1
70,289		Nucor Corp.	4,468,975	0.1
20,861		Packaging Corp. of America	2,514,793	0.0
56,263		PPG Industries, Inc.	6,572,644	0.1
63,300		Praxair, Inc.	9,791,244	0.2
39,883		Sealed Air Corp.	1,966,232	0.0
18,195		Sherwin-Williams Co.	7,460,678	0.1
29,245		Vulcan Materials Co.	3,754,181	0.1
56,293		WestRock Co.	3,558,280	0.1
			151,116,666	3.0

		Real Estate: 2.9%
21,163		Alexandria Real Estate Equities, Inc.	2,763,676	0.1
94,816		American Tower Corp.	13,527,399	0.3
34,717		Apartment Investment & Management Co. - Class A	1,517,480	0.0
30,529		AvalonBay Communities, Inc.	5,446,679	0.1
34,119		Boston Properties, Inc.	4,436,494	0.1
66,796	(1)	CBRE Group, Inc.	2,892,935	0.1
89,822		Crown Castle International Corp.	9,971,140	0.2
45,422		Digital Realty Trust, Inc.	5,173,566	0.1
78,740		Duke Realty Corp.	2,142,515	0.0
17,297		Equinix, Inc.	7,839,346	0.2
81,248		Equity Residential	5,181,185	0.1
14,601		Essex Property Trust, Inc.	3,524,243	0.1
27,838		Extra Space Storage, Inc.	2,434,433	0.0
16,040		Federal Realty Investment Trust	2,130,272	0.0
138,037		GGP, Inc.	3,228,686	0.1
103,716		HCP, Inc.	2,704,913	0.1
163,619		Host Hotels & Resorts, Inc.	3,247,837	0.1
62,224		Iron Mountain, Inc.	2,347,712	0.0
94,109		Kimco Realty Corp.	1,708,078	0.0
23,966		Macerich Co.	1,574,087	0.0
25,122		Mid-America Apartment Communities, Inc.	2,526,268	0.1
117,639		ProLogis, Inc.	7,588,892	0.2
33,092		Public Storage, Inc.	6,916,228	0.1
62,300		Realty Income Corp.	3,552,346	0.1
32,715		Regency Centers Corp.	2,263,224	0.0
25,988	(1)	SBA Communications Corp.	4,245,400	0.1
68,723		Simon Property Group, Inc.	11,802,488	0.2
21,726		SL Green Realty Corp.	2,192,805	0.0
59,158		UDR, Inc.	2,278,766	0.0
78,742		Ventas, Inc.	4,725,308	0.1
38,119		Vornado Realty Trust	2,980,144	0.1
81,883		Welltower, Inc.	5,221,679	0.1
166,886		Weyerhaeuser Co.	5,884,400	0.1
			145,970,624	2.9

		Telecommunication Services: 2.1%
1,357,496		AT&T, Inc.	52,779,445	1.0
215,076		CenturyLink, Inc.	3,587,468	0.1
901,910		Verizon Communications, Inc.	47,738,096	1.0
			104,105,009	2.1

		Utilities: 2.9%
146,006		AES Corp.	1,581,245	0.0
51,118		Alliant Energy Corp.	2,178,138	0.0
53,645		Ameren Corp.	3,164,519	0.1
108,742		American Electric Power Co., Inc.	8,000,149	0.2
39,438		American Water Works Co., Inc.	3,608,183	0.1
95,296		Centerpoint Energy, Inc.	2,702,595	0.0
62,351		CMS Energy Corp.	2,949,202	0.1
68,554		Consolidated Edison, Inc.	5,823,662	0.1
142,279		Dominion Energy, Inc.	11,533,136	0.2
39,661		DTE Energy Co.	4,341,293	0.1
154,738		Duke Energy Corp.	13,015,013	0.3
72,034		Edison International	4,555,430	0.1
39,852		Entergy Corp.	3,243,554	0.1
70,061		Eversource Energy	4,426,454	0.1
212,267		Exelon Corp.	8,365,442	0.2
98,354		FirstEnergy Corp.	3,011,599	0.1
104,001		NextEra Energy, Inc.	16,243,916	0.3
74,462		NiSource, Inc.	1,911,440	0.0
66,507		NRG Energy, Inc.	1,894,119	0.0
113,381		PG&E Corp.	5,082,870	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

24,703	Pinnacle West Capital Corp.	2,104,202	0.0
151,044	PPL Corp.	4,674,812	0.1
111,881	Public Service Enterprise Group, Inc.	5,761,872	0.1
31,650	SCANA Corp.	1,259,037	0.0
55,511	Sempra Energy	5,935,236	0.1
221,893	Southern Co.	10,670,834	0.2
69,772	WEC Energy Group, Inc.	4,634,954	0.1
112,262	Xcel Energy, Inc.	5,400,925	0.1
		148,073,831	2.9

	Total Common Stock
	(Cost $2,918,943,971)	5,042,082,606	99.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
		Securities Lending Collateral(3): 0.2%
594,519	Bank of Montreal, Repurchase Agreement dated 12/29/17, 1.35%, due 01/02/18 (Repurchase Amount $594,607, collateralized by various U.S. Government Securities, 0.125%-5.250%, Market Value plus accrued interest $606,410, due 04/30/18-02/15/45)	594,519	0.0
2,826,219	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $2,826,646, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $2,883,185, due 07/20/45-11/01/47)	2,826,219	0.0
2,826,219	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $2,826,656, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $2,882,744, due 01/31/18-06/20/63)	2,826,219	0.1
2,826,219	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $2,826,662, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,882,743, due 01/11/18-12/01/51)	2,826,219	0.0
2,826,219	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $2,826,724, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,904,702, due 01/15/19-02/15/46)	2,826,219	0.1
		11,899,395	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
31,200,000	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $31,200,000)	31,200,000	0.6

	Total Short-Term Investments
	(Cost $43,099,395)	43,099,395	0.8

	Total Investments in Securities (Cost $2,962,043,366)	$5,085,182,001	100.1
	Liabilities in Excess of Other Assets	(5,980,572)	(0.1)
	Net Assets	$5,079,201,429	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

VY® Clarion Real Estate Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Diversified REITs: 8.0%
357,704		Forest City Realty Trust, Inc.	8,620,666	1.8
218,010		Gramercy Property Trust	5,812,147	1.2
757,841		Spirit Realty Capital, Inc.	6,502,276	1.4
280,492		STORE Capital Corp.	7,304,012	1.5
1,314,912		VEREIT, Inc.	10,243,164	2.1
			38,482,265	8.0

		Health Care REITs: 6.3%
346,213		Healthcare Trust of America, Inc.	10,400,238	2.2
300,338		Physicians Realty Trust	5,403,081	1.1
89,379		Ventas, Inc.	5,363,634	1.1
147,551		Welltower, Inc.	9,409,327	1.9
			30,576,280	6.3

		Hotel & Resort REITs: 6.0%
570,295		Host Hotels & Resorts, Inc.	11,320,356	2.3
154,092	(1)	MGM Growth Properties LLC	4,491,782	0.9
218,868		Park Hotels & Resorts, Inc.	6,292,455	1.3
195,777		Sunstone Hotel Investors, Inc.	3,236,194	0.7
179,892		Xenia Hotels & Resorts, Inc.	3,883,868	0.8
			29,224,655	6.0

		Hotels, Resorts & Cruise Lines: 1.7%
51,404		Hilton Worldwide Holdings, Inc.	4,105,123	0.8
30,665		Marriott International, Inc.	4,162,161	0.9
			8,267,284	1.7

		Industrial REITs: 8.2%
136,045		DCT Industrial Trust, Inc.	7,996,725	1.6
493,701		ProLogis, Inc.	31,848,651	6.6
			39,845,376	8.2

		Office REITs: 14.4%
158,299		Alexandria Real Estate Equities, Inc.	20,672,266	4.3
30,498		Boston Properties, Inc.	3,965,655	0.8
271,136		Brandywine Realty Trust	4,931,964	1.0
215,130		Columbia Property Trust, Inc.	4,937,233	1.0
128,828		Douglas Emmett, Inc.	5,289,678	1.1
272,474		Hudson Pacific Properties, Inc.	9,332,235	1.9
32,505		Kilroy Realty Corp.	2,426,498	0.5
221,494		Paramount Group, Inc.	3,510,680	0.7
22,269		SL Green Realty Corp.	2,247,610	0.5
158,253		Vornado Realty Trust	12,372,220	2.6
			69,686,039	14.4

		Residential REITs: 13.8%
97,838		AvalonBay Communities, Inc.	17,455,277	3.6
259,480		Equity Residential	16,547,040	3.4
53,178		Essex Property Trust, Inc.	12,835,574	2.6
476,828	(1)	Invitation Homes, Inc.	11,238,836	2.3
96,823		Sun Communities, Inc.	8,983,238	1.9
			67,059,965	13.8

		Retail REITs: 20.4%
497,635		Brixmor Property Group, Inc.	9,285,869	1.9
184,211		DDR Corp.	1,650,530	0.3
707,400		GGP, Inc.	16,546,086	3.4
118,638		Kimco Realty Corp.	2,153,280	0.5
138,403		Kite Realty Group Trust	2,712,699	0.6
97,954		Macerich Co.	6,433,619	1.3
81,740	(1)	Pennsylvania Real Estate Investment Trust	971,888	0.2
251,009		Regency Centers Corp.	17,364,803	3.6
133,784		Retail Opportunity Investments Corp.	2,668,991	0.6
192,479		Simon Property Group, Inc.	33,056,343	6.8
91,370		Taubman Centers, Inc.	5,978,339	1.2
			98,822,447	20.4

		Specialized REITs: 20.3%
26,473		Crown Castle International Corp.	2,938,768	0.6
300,835		CubeSmart	8,700,148	1.8
172,489		CyrusOne, Inc.	10,268,270	2.1
76,513		Equinix, Inc.	34,677,222	7.2
210,376		Extra Space Storage, Inc.	18,397,381	3.8
100,150		Four Corners Property Trust, Inc.	2,573,855	0.5
199,922		Geo Group, Inc./The	4,718,159	1.0
419,058		Iron Mountain, Inc.	15,811,059	3.3
			98,084,862	20.3

	Total Common Stock
	(Cost $454,738,407)		480,049,173	99.1

See Accompanying Notes to Financial Statements

VY® Clarion Real Estate Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Securities Lending Collateral(2): 1.2%
289,247	Bank of Montreal, Repurchase Agreement dated 12/29/17, 1.35%, due 01/02/18 (Repurchase Amount $289,290, collateralized by various U.S. Government Securities, 0.125%-5.250%, Market Value plus accrued interest $295,032, due 04/30/18-02/15/45)	289,247	0.0
1,374,964	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,375,176, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,402,463, due 01/31/18-06/20/63)	1,374,964	0.3
1,374,964	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $1,375,179, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,402,463, due 01/11/18-12/01/51)	1,374,964	0.3
1,374,964	HSBC Securities USA, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $1,375,172, collateralized by various U.S. Government Securities, 0.000%-0.375%, Market Value plus accrued interest $1,402,475, due 05/15/18-08/15/46)	1,374,964	0.3
1,374,964	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,375,210, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,413,146, due 01/15/19-02/15/46)	1,374,964	0.3
		5,789,103	1.2

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.8%
4,070,313	(3) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $4,070,313)	4,070,313	0.8

	Total Short-Term Investments
	(Cost $9,859,416)	9,859,416	2.0

	Total Investments in Securities (Cost $464,597,823)	$489,908,589	101.1
	Liabilities in Excess of Other Assets	(5,257,724)	(1.1)
	Net Assets	$484,650,865	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Represents securities purchased with cash collateral received for securities on loan.
(3)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 50.3%
		Consumer Discretionary: 4.6%
40,000		Daimler AG	3,382,410	0.7
613,404		Ford Motor Co.	7,661,416	1.7
80,000		General Motors Co.	3,279,200	0.7
25,000		Newell Brands, Inc.	772,500	0.2
91,000		Target Corp.	5,937,750	1.3
			21,033,276	4.6

		Consumer Staples: 3.8%
42,000	(1)	Anheuser-Busch InBev NV ADR	4,685,520	1.0
110,000		Coca-Cola Co.	5,046,800	1.1
40,000		PepsiCo, Inc.	4,796,800	1.1
27,000		Philip Morris International, Inc.	2,852,550	0.6
			17,381,670	3.8

		Energy: 9.7%
37,000		Anadarko Petroleum Corp.	1,984,680	0.4
60,000		Baker Hughes a GE Co.	1,898,400	0.4
200,000		BP PLC ADR	8,406,000	1.8
60,000		Chevron Corp.	7,511,400	1.7
22,000		Exxon Mobil Corp.	1,840,080	0.4
84,965		Halliburton Co.	4,152,247	0.9
50,000		Occidental Petroleum Corp.	3,683,000	0.8
215,000		Royal Dutch Shell PLC - Class A ADR	14,342,650	3.1
200,000	(2)	Weatherford International PLC	834,000	0.2
			44,652,457	9.7

		Financials: 6.6%
180,000		Bank of America Corp.	5,313,600	1.2
64,300		JPMorgan Chase & Co.	6,876,242	1.5
72,908		Metlife, Inc.	3,686,228	0.8
80,000		US Bancorp	4,286,400	0.9
165,000		Wells Fargo & Co.	10,010,550	2.2
			30,173,020	6.6

		Health Care: 6.3%
65,000		AstraZeneca PLC	4,485,354	1.0
30,000		Eli Lilly & Co.	2,533,800	0.6
32,500		Medtronic PLC	2,624,375	0.6
60,600		Merck & Co., Inc.	3,409,962	0.7
50,200	(2)	Mylan NV	2,123,962	0.5
150,000		Pfizer, Inc.	5,433,000	1.2
10,000		Roche Holding AG	2,528,554	0.5
131,000		Sanofi ADR	5,633,000	1.2
			28,772,007	6.3

		Industrials: 4.4%
1,222	(2),(3)	Ceva Holdings LLC	549,833	0.1
7,000		Cummins, Inc.	1,236,480	0.3
18,000		Deere & Co.	2,817,180	0.6
500,000		General Electric Co.	8,725,000	1.9
50,000		Republic Services, Inc.	3,380,500	0.8
25,000		Union Pacific Corp.	3,352,500	0.7
			20,061,493	4.4
		Information Technology: 4.2%
29,042		Apple, Inc.	4,914,778	1.1
100,000		Intel Corp.	4,616,000	1.0
80,000		Microsoft Corp.	6,843,200	1.5
58,052		Oracle Corp.	2,744,698	0.6
			19,118,676	4.2

		Materials: 4.3%
65,000		BASF SE	7,126,024	1.6
100,000		DowDuPont, Inc.	7,122,000	1.5
100,000	(1)	Rio Tinto PLC ADR	5,293,000	1.2
			19,541,024	4.3

		Real Estate: 0.6%
130,000		Host Hotels & Resorts, Inc.	2,580,500	0.6

		Telecommunication Services: 1.0%
90,000		Verizon Communications, Inc.	4,763,700	1.0

		Utilities: 4.8%
74,048		Dominion Energy, Inc.	6,002,331	1.3
42,965		Duke Energy Corp.	3,613,786	0.8
100,000		Great Plains Energy, Inc.	3,224,000	0.7
50,000		PG&E Corp.	2,241,500	0.5
45,600		Sempra Energy	4,875,552	1.0
48,000		Southern Co.	2,308,320	0.5
			22,265,489	4.8

	Total Common Stock
	(Cost $182,038,778)		230,343,312	50.3

PREFERRED STOCK: 1.9%
		Financials: 0.9%
50	(2),(4)	Fannie Mae	1,437,500	0.3
2,000	(2)	Wells Fargo & Co.	2,619,980	0.6
			4,057,480	0.9

		Health Care: 0.3%
2,500		Allergan PLC	1,465,625	0.3

		Industrials: 0.2%
41	(2),(3)	Ceva Holdings Series A-1	25,010	0.0
1,748	(2),(3)	Ceva Holdings Series A-2	786,524	0.2
			811,534	0.2

		Utilities: 0.5%
35,000	(2)	NextEra Energy, Inc.	2,435,300	0.5

	Total Preferred Stock
	(Cost $11,812,876)		8,769,939	1.9

EQUITY-LINKED SECURITIES: 4.4%
		Industrials: 1.2%
42,000		Morgan Stanley into Deere & Co., 6.000%	5,340,636	1.2

		Information Technology: 3.2%
32,000	(5)	Deutsche Bank AG into Apple, Inc., 6.000%	5,254,144	1.2
48,000		Goldman Sachs & Co. into Analog Devices, Inc., 6.500%	4,132,656	0.9

See Accompanying Notes to Financial Statements

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

130,000		Goldman Sachs & Co. into Intel Corp., 6.000%	5,175,820	1.1
			14,562,620	3.2

	Total Equity-Linked Securities
	(Cost $18,126,250)		19,903,256	4.4

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 36.3%
		Basic Materials: 1.2%
2,200,000	(5)	FMG Resources August 2006 Pty Ltd., 5.125%, 05/15/24	2,235,750	0.5
3,000,000	(5)	FMG Resources August 2006 Pty Ltd., 9.750%, 03/01/22	3,327,000	0.7
			5,562,750	1.2

		Communications: 5.7%
650,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	666,250	0.1
1,853,000		iHeartCommunications, Inc., 9.000%, 12/15/19	1,385,117	0.3
1,000,000	(5)	CommScope, Inc., 5.500%, 06/15/24	1,043,750	0.2
1,909,000		DISH DBS Corp., 5.000%, 03/15/23	1,820,709	0.4
2,200,000		DISH DBS Corp., 5.875%, 11/15/24	2,147,750	0.5
2,400,000	(5)	Sirius XM Radio, Inc., 6.000%, 07/15/24	2,544,000	0.6
1,400,000		Sprint Communications, Inc., 6.000%, 11/15/22	1,403,500	0.3
500,000		Sprint Corp., 7.125%, 06/15/24	510,000	0.1
4,700,000		Sprint Corp., 7.875%, 09/15/23	5,017,250	1.1
4,000,000	(5)	Univision Communications, Inc., 5.125%, 05/15/23	4,000,000	0.9
2,000,000	(5)	Virgin Media Secured Finance PLC, 5.500%, 01/15/25	2,057,500	0.4
2,000,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/23	2,093,100	0.5
1,500,000	(5)	Ziggo Secured Finance BV, 5.500%, 01/15/27	1,501,875	0.3
			26,190,801	5.7

		Consumer, Cyclical: 1.6%
200,000		Ferrellgas L.P. / Ferrellgas Finance Corp., 6.500%, 05/01/21	188,250	0.1
1,000,000		Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp., 8.625%, 06/15/20	857,500	0.2
2,500,000		KB Home, 7.500%, 09/15/22	2,856,250	0.6
1,000,000	(5)	Shea Homes L.P. / Shea Homes Funding Corp., 5.875%, 04/01/23	1,042,500	0.2
1,000,000	(5)	Shea Homes L.P. / Shea Homes Funding Corp., 6.125%, 04/01/25	1,045,000	0.2
1,500,000	(1),(5)	Tesla, Inc., 5.300%, 08/15/25	1,438,125	0.3
			7,427,625	1.6

		Consumer, Non-cyclical: 9.0%
4,000,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/23	3,620,000	0.8
7,500,000	(1)	CHS/Community Health Systems, Inc., 6.875%, 02/01/22	4,350,000	1.0
1,000,000	(1)	CHS/Community Health Systems, Inc., 7.125%, 07/15/20	752,500	0.2
5,000,000	(1)	CHS/Community Health Systems, Inc., 8.000%, 11/15/19	4,262,500	0.9
2,000,000	(5)	Endo Finance LLC / Endo Ltd. / Endo Finco, Inc., 6.000%, 07/15/23	1,580,000	0.3
2,000,000	(5)	Endo Finance LLC, 5.750%, 01/15/22	1,675,000	0.4
2,000,000		HCA, Inc., 5.875%, 05/01/23	2,140,000	0.5
2,200,000		HCA, Inc., 7.500%, 02/15/22	2,480,500	0.5
1,000,000	(1),(5)	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23	855,000	0.2
4,000,000	(1),(5)	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.750%, 08/01/22	3,650,000	0.8
500,000	(5)	Tenet Healthcare Corp., 5.125%, 05/01/25	489,375	0.1
3,425,000	(1)	Tenet Healthcare Corp., 6.750%, 06/15/23	3,335,094	0.7
4,000,000		Tenet Healthcare Corp., 8.125%, 04/01/22	4,085,000	0.9
2,000,000		United Rentals North America, Inc., 5.750%, 11/15/24	2,112,500	0.5
1,416,000	(1),(5)	Valeant Pharmaceuticals International, Inc., 5.375%, 03/15/20	1,424,850	0.3
1,700,000	(5)	Valeant Pharmaceuticals International, Inc., 5.875%, 05/15/23	1,578,875	0.3
1,300,000	(5)	Valeant Pharmaceuticals International, Inc., 6.125%, 04/15/25	1,194,375	0.3
600,000	(5)	Valeant Pharmaceuticals International, Inc., 6.500%, 03/15/22	631,500	0.1
900,000	(5)	Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24	965,250	0.2
			41,182,319	9.0

		Energy: 6.1%
2,000,000	(5)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 10.000%, 04/01/22	2,155,000	0.5

See Accompanying Notes to Financial Statements

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

1,000,000	(1)	Bill Barrett Corp., 7.000%, 10/15/22	1,023,750	0.2
2,000,000	(1)	Bill Barrett Corp., 8.750%, 06/15/25	2,220,000	0.5
1,174,000	(1),(5)	Chesapeake Energy Corp., 8.000%, 12/15/22	1,270,855	0.3
1,000,000	(1),(5)	Chesapeake Energy Corp., 8.000%, 01/15/25	1,011,250	0.2
8,800,000	(1),(5)	Chesapeake Energy Corp., 8.000%, 06/15/27	8,470,000	1.8
1,600,000	(5)	Kinder Morgan, Inc./DE, 5.625%, 11/15/23	1,768,448	0.4
2,800,000		Sanchez Energy Corp., 7.750%, 06/15/21	2,646,000	0.6
647,149	(5),(6)	W&T Offshore, Inc., 8.500% (PIK Rate 10.000%, Cash Rate 8.500%), 06/15/21	504,776	0.1
725,723	(5),(6)	W&T Offshore, Inc., 9.000% (PIK Rate 10.750%, Cash Rate 9.000%), 05/15/20	694,880	0.1
1,339,000	(1)	Weatherford International Ltd., 4.500%, 04/15/22	1,218,490	0.3
3,000,000	(1)	Weatherford International Ltd., 7.750%, 06/15/21	3,069,375	0.7
1,600,000	(1)	Weatherford International Ltd., 8.250%, 06/15/23	1,620,000	0.4
			27,672,824	6.1

		Financial: 4.6%
2,000,000		Bank of America Corp., 6.100%, 12/31/99	2,197,500	0.5
1,500,000		Bank of America Corp., 8.125%, 12/31/99	1,520,625	0.3
6,000,000		Citigroup, Inc., 6.300%, 12/31/99	6,435,000	1.4
1,000,000		Equinix, Inc., 5.375%, 05/15/27	1,072,500	0.2
2,000,000		JPMorgan Chase & Co., 5.150%, 12/31/99	2,072,600	0.5
2,000,000		JPMorgan Chase & Co., 5.000%, 12/31/99	2,037,260	0.4
1,500,000		Morgan Stanley, 5.550%, 12/31/99	1,560,000	0.3
2,500,000	(5)	OneMain Financial Holdings LLC, 6.750%, 12/15/19	2,583,250	0.6
1,500,000		Wells Fargo & Co., 5.900%, 12/31/99	1,606,425	0.4
			21,085,160	4.6

		Industrial: 2.2%
1,500,000	(5)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	1,638,750	0.4
1,500,000	(5)	BWAY Holding Co., 5.500%, 04/15/24	1,563,750	0.3
1,700,000	(5)	BWAY Holding Co., 7.250%, 04/15/25	1,759,500	0.4
1,500,000	(5)	Cemex SAB de CV, 7.250%, 01/15/21	1,556,250	0.3
1,200,000		TransDigm, Inc., 6.000%, 07/15/22	1,230,000	0.3
	2,000,000	(5)	XPO Logistics, Inc., 6.500%, 06/15/22	2,095,000	0.5
				9,843,250	2.2

			Technology: 2.3%
	2,500,000	(5)	BMC Software Finance, Inc., 8.125%, 07/15/21	2,528,125	0.5
	800,000	(5)	Dell International LLC / EMC Corp., 4.420%, 06/15/21	834,187	0.2
	1,400,000	(5)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	1,514,423	0.3
	2,400,000	(5)	First Data Corp., 7.000%, 12/01/23	2,544,000	0.6
	1,000,000	(5)	West Corp., 8.500%, 10/15/25	992,500	0.2
	1,000,000	(5)	Western Digital Corp., 7.375%, 04/01/23	1,081,250	0.2
	1,000,000		Western Digital Corp., 10.500%, 04/01/24	1,161,250	0.3
				10,655,735	2.3

			Utilities: 3.6%
	1,000,000	(1)	Calpine Corp., 5.375%, 01/15/23	977,500	0.2
	1,160,000		Calpine Corp., 5.500%, 02/01/24	1,113,600	0.2
	3,500,000	(1)	Calpine Corp., 5.750%, 01/15/25	3,338,125	0.7
	6,000,000	(1)	Dynegy, Inc., 7.375%, 11/01/22	6,345,000	1.4
	5,000,000	(5)	InterGen NV, 7.000%, 06/30/23	4,850,000	1.1
				16,624,225	3.6

		Total Corporate Bonds/Notes
		(Cost $163,309,399)		166,244,689	36.3

CONVERTIBLE BONDS/NOTES: 1.4%
			Consumer, Non-cyclical: 0.9%
EUR	3,000,000	(5)	Bayer Capital Corp. BV, 5.625%, 11/22/19	4,054,197	0.9

			Energy: 0.5%
	2,325,000		Weatherford International Ltd., 5.875%, 07/01/21	2,525,531	0.5

		Total Convertible Bonds/Notes
		(Cost $5,529,614)		6,579,728	1.4

BANK LOANS: 4.1%
			Auto Manufacturers: 0.2%
	700,000		Navistar Inc. 1st Lien Term Loan B, 4.900%, (US0003M + 3.500%), 11/06/24	704,157	0.2

			Communications: 1.3%
	7,617,472		iHeart Communications, Inc. Term Loan D, 8.122%, (US0003M + 6.750%), 01/30/19	5,748,015	1.3

See Accompanying Notes to Financial Statements

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

	Electric: 0.2%
994,000	Talen Energy Supply LLC Term Loan B2, 5.350%, (US0003M + 4.000%), 04/13/24	999,902	0.2

	Health Care: 0.7%
3,284,118	Vizient, Inc. 1st Lien Term Loan B, 5.069%, (US0003M + 3.500%), 02/13/23	3,300,880	0.7

	Internet: 0.1%
500,000	Internet Brands TL 2L, 9.089%, (US0003M + 7.750%), 09/15/25	503,437	0.1

	Machinery - Construction & Mining: 0.1%
676,940	Cortes NP Acquisition Corp. - TL B 1L, 5.350%, (US0003M + 4.000%), 11/30/23	677,997	0.1

	Media: 0.2%
1,485,057	iHeart Communications, Inc. Term Loan E, 9.193%, (US0003M + 7.500%), 07/30/19	1,116,886	0.2

	Retail: 0.9%
4,909,155	Belk, Inc. TL B 1L, 6.099%, (US0003M + 4.750%), 12/12/22	4,030,622	0.9

	Software: 0.1%
498,750	Almonde, Inc. - Term Loan B 1st Lien, 4.979%, (US0003M + 3.500%), 06/13/24	500,726	0.1

	Telecommunications: 0.3%
500,000	Securus Technologies Holdings, Inc. - TL 2L, 9.874%, (US0003M + 8.250%), 11/01/25	506,042	0.1
881,883	West Corp. - TL 1L, 5.350%, (US0003M + 4.000%), 10/10/24	886,232	0.2
		1,392,274	0.3

	Total Bank Loans
	(Cost $21,291,064)	18,974,896	4.1

	Total Long-Term Investments
	(Cost $402,107,981)	450,815,820	98.4

SHORT-TERM INVESTMENTS: 10.7%
	U.S. Government Agency Obligations: 0.7%
2,845,000	Federal Home Loan Bank Discount Notes, 01/02/18
	(Cost $2,844,923)	2,845,000	0.7
	Securities Lending Collateral(7): 9.7%
10,603,150	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $10,604,754, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $10,816,871, due 07/20/45-11/01/47)	10,603,150	2.3
10,603,150	Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.65%, due 01/02/18 (Repurchase Amount $10,605,067, collateralized by various U.S. Government Agency Obligations, 2.336%-4.279%, Market Value plus accrued interest $10,815,213, due 03/01/29-11/20/67)	10,603,150	2.3
2,230,242	JPMorgan Chase & Co., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $2,230,587, collateralized by various U.S. Government Securities, 1.375%-2.125%, Market Value plus accrued interest $2,274,850, due 08/31/18-03/31/24)	2,230,242	0.5
10,603,150	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $10,604,788, collateralized by various U.S. Government Agency Obligations, 1.982%-10.500%, Market Value plus accrued interest $10,815,213, due 01/15/18-08/01/48)	10,603,150	2.3
10,603,150	Nomura Securities, Repurchase Agreement dated 12/29/17, 1.42%, due 01/02/18 (Repurchase Amount $10,604,800, collateralized by various U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $10,815,213, due 04/05/18-11/20/67)	10,603,150	2.3
		44,642,842	9.7

See Accompanying Notes to Financial Statements

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
1,331,192	(8) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $1,331,192)	1,331,192	0.3

	Total Short-Term Investments
	(Cost $48,818,957)	48,819,034	10.7

	Total Investments in Securities (Cost $450,926,938)	$499,634,854	109.1
	Liabilities in Excess of Other Assets	(41,749,949)	(9.1)
	Net Assets	$457,884,905	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Preferred Stock may be called prior to convertible date.
(5)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(6)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(7)	Represents securities purchased with cash collateral received for securities on loan.
(8)	Rate shown is the 7-day yield as of December 31, 2017.

EUR	EU Euro

Reference Rate Abbreviations:
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Consumer Discretionary: 12.2%
169,658	(1)	Acushnet Holdings Corp.	3,576,391	0.5
83,100	(2)	American Axle & Manufacturing Holdings, Inc.	1,415,193	0.2
22,676		American Eagle Outfitters, Inc.	426,309	0.1
89,300	(2)	Beazer Homes USA, Inc.	1,715,453	0.2
132,500		Bloomin Brands, Inc.	2,827,550	0.4
163,650	(1),(2)	Blue Apron Holdings, Inc.	659,509	0.1
94,127		Brunswick Corp.	5,197,693	0.7
44,800		Caleres, Inc.	1,499,904	0.2
2,900		Capella Education Co.	224,460	0.0
34,809		Carter's, Inc.	4,089,709	0.5
215,870		Chico's FAS, Inc.	1,903,973	0.3
18,600		Childrens Place Retail Stores, Inc.	2,703,510	0.4
145,073		Cinemark Holdings, Inc.	5,051,442	0.7
3,100	(1),(2)	Conn's, Inc.	110,205	0.0
27,875	(2)	Cooper-Standard Holdings, Inc.	3,414,688	0.5
14,700		Dana, Inc.	470,547	0.1
14,000	(2)	Deckers Outdoor Corp.	1,123,500	0.1
11,800	(1)	DineEquity, Inc.	598,614	0.1
65,303		Emerald Expositions Events, Inc.	1,328,263	0.2
223,589	(2)	EW Scripps Co.	3,494,696	0.5
30,200	(2)	Express, Inc.	306,530	0.0
43,600	(1),(2)	Funko, Inc.	289,940	0.0
98,700		Gannett Co., Inc.	1,143,933	0.2
12,800	(2)	Grand Canyon Education, Inc.	1,145,984	0.2
61,900	(2)	Gray Television, Inc.	1,036,825	0.1
15,400		Group 1 Automotive, Inc.	1,092,938	0.1
131,100	(2)	Groupon, Inc.	668,610	0.1
3,000		Hamilton Beach Brands Holding Co.	77,070	0.0
22,800	(2)	Helen of Troy Ltd.	2,196,780	0.3
22,990	(2)	Hilton Grand Vacations, Inc.	964,431	0.1
14,600		Hooker Furniture Corp.	619,770	0.1
700		Jack in the Box, Inc.	68,677	0.0
34,600	(2)	K12, Inc.	550,140	0.1
9,200		KB Home	293,940	0.0
31,434		LCI Industries	4,086,420	0.5
33,200		Libbey, Inc.	249,664	0.0
20,700	(2)	Liberty TripAdvisor Holdings, Inc.	195,098	0.0
25,700		Lifetime Brands, Inc.	424,050	0.1
33,625	(2)	Malibu Boats, Inc.	999,671	0.1
71,200	(2)	MDC Partners, Inc.	694,200	0.1
8,900	(2)	Modine Manufacturing Co.	179,780	0.0
44,560	(2)	Monarch Casino & Resort, Inc.	1,997,179	0.3
9,900	(2)	National Vision Holdings, Inc.	402,039	0.1
4,500		Nexstar Media Group, Inc.	351,900	0.0
678,350		Office Depot, Inc.	2,401,359	0.3
65,353	(1)	Papa John's International, Inc.	3,666,957	0.5
15,000	(2)	Perry Ellis International, Inc.	375,600	0.1
128,000		Pier 1 Imports, Inc.	529,920	0.1
55,600	(2)	Pinnacle Entertainment, Inc.	1,819,788	0.2
60,890		Pool Corp.	7,894,389	1.0
700	(2)	RH	60,347	0.0
33,200		Ruth's Hospitality Group, Inc.	718,780	0.1
63,127	(2)	ServiceMaster Global Holdings, Inc.	3,236,521	0.4
39,500	(1)	Sinclair Broadcast Group, Inc.	1,495,075	0.2
3,000	(2)	Stoneridge, Inc.	68,580	0.0
106,200		Tailored Brands, Inc.	2,318,346	0.3
153,800	(2)	Taylor Morrison Home Corp.	3,763,486	0.5
8,400		Tower International, Inc.	256,620	0.0
19,700	(2)	Townsquare Media, Inc.	151,296	0.0
84,477	(1),(2)	Zoe's Kitchen, Inc.	1,412,455	0.2
			92,036,697	12.2

		Consumer Staples: 2.9%
39,800	(2)	Central Garden and Pet Co.	1,500,858	0.2
56,700		Dean Foods Co.	655,452	0.1
248,696	(2)	Performance Food Group Co.	8,231,837	1.1
45,400	(2)	Pilgrim's Pride Corp.	1,410,124	0.2
6,243		Pinnacle Foods, Inc.	371,271	0.1
5,400		Sanderson Farms, Inc.	749,412	0.1
62,620		SpartanNash Co.	1,670,702	0.2
55,734		Spectrum Brands Holdings, Inc.	6,264,502	0.8
3,900	(2)	TreeHouse Foods, Inc.	192,894	0.0
17,600	(2)	US Foods Holding Corp.	561,968	0.1
2,400	(2)	USANA Health Sciences, Inc.	177,720	0.0
			21,786,740	2.9

		Energy: 3.6%
339,100	(2)	Abraxas Petroleum Corp.	834,186	0.1
10,800		Arch Coal, Inc.	1,006,128	0.1
51,000		Archrock, Inc.	535,500	0.1
43,787		Core Laboratories NV	4,796,866	0.6
83,500		Delek US Holdings, Inc.	2,917,490	0.4
57,300	(1),(2)	EP Energy Corp.	135,228	0.0
41,800	(2)	Exterran Corp.	1,314,192	0.2
13,200		Green Plains, Inc.	222,420	0.0
31,500	(1),(2)	Jagged Peak Energy, Inc.	497,070	0.1
131,100	(2)	McDermott International, Inc.	862,638	0.1
2,800		Nacco Industries, Inc.	105,420	0.0
46,500	(2)	Pacific Ethanol, Inc.	211,575	0.0
290,003		Patterson-UTI Energy, Inc.	6,672,969	0.9
10,800	(2)	PHI, Inc.	124,956	0.0
82,300	(1),(2)	Renewable Energy Group, Inc.	971,140	0.1

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

900	(2)	REX American Resources Corp.	74,511	0.0
55,900	(2)	RigNet, Inc.	835,705	0.1
490,870	(2)	SRC Energy, Inc.	4,187,121	0.6
345,500	(2)	W&T Offshore, Inc.	1,143,605	0.2
4,700		World Fuel Services Corp.	132,258	0.0
			27,580,978	3.6

		Financials: 17.3%
80,000		American Equity Investment Life Holding Co.	2,458,400	0.3
12,200		Aspen Insurance Holdings Ltd.	495,320	0.1
171,383		Associated Banc-Corp.	4,353,128	0.6
79,600	(2)	Bancorp, Inc.	786,448	0.1
6,900		BankFinancial Corp.	105,846	0.0
130,645		BankUnited, Inc.	5,319,864	0.7
135,750		BGC Partners, Inc.	2,051,183	0.3
19,200		OceanFirst Financial Corp.	504,000	0.1
6,900	(2)	Cadence BanCorp	187,128	0.0
7,900	(2)	Cannae Holdings, Inc.	134,537	0.0
14,800		Capstead Mortgage Corp.	128,020	0.0
13,100		Cathay General Bancorp.	552,427	0.1
4,800		Central Valley Community Bancorp	96,864	0.0
101,100		CNO Financial Group, Inc.	2,496,159	0.3
51,178		Commerce Bancshares, Inc.	2,857,780	0.4
2,647		Community Trust Bancorp, Inc.	124,674	0.0
6,280	(2)	Customers Bancorp, Inc.	163,217	0.0
11,400		Dime Community Bancshares	238,830	0.0
57,622		East West Bancorp, Inc.	3,505,146	0.5
56,057		Eaton Vance Corp.	3,161,054	0.4
2,900		Enterprise Financial Services Corp.	130,935	0.0
15,348		Factset Research Systems, Inc.	2,958,480	0.4
23,203		Fidelity Southern Corp.	505,825	0.1
30,300		Financial Institutions, Inc.	942,330	0.1
18,500		First American Financial Corp.	1,036,740	0.1
264,900	(2)	First BanCorp. Puerto Rico	1,350,990	0.2
7,700		First Business Financial Services, Inc.	170,324	0.0
9,300		First Community Bancshares, Inc.	267,189	0.0
98,322		First Financial Bancorp.	2,590,785	0.4
21,600	(2)	First Foundation, Inc.	400,464	0.1
124,536		First Hawaiian, Inc.	3,633,960	0.5
232,097		First Horizon National Corp.	4,639,619	0.6
38,000		First Interstate Bancsystem, Inc.	1,521,900	0.2
58,400		First Merchants Corp.	2,456,304	0.3
47,500		FirstCash, Inc.	3,203,875	0.4
83,100		Fulton Financial Corp.	1,487,490	0.2
65,631		Glacier Bancorp., Inc.	2,585,205	0.3
87,251		Great Western Bancorp, Inc.	3,472,590	0.5
38,900	(2)	Green Dot Corp.	2,344,114	0.3
62,000		Hancock Holding Co.	3,069,000	0.4
54,750		Hanmi Financial Corp.	1,661,663	0.2
10,000		HCI Group, Inc.	299,000	0.0
25,500		Heritage Financial Corp.	785,400	0.1
22,000		Hilltop Holdings, Inc.	557,260	0.1
15,200	(2)	HomeStreet, Inc.	440,040	0.1
98,281		Hope Bancorp, Inc.	1,793,628	0.2
13,300		Houlihan Lokey, Inc.	604,219	0.1
1,900	(2)	Howard Bancorp, Inc.	41,800	0.0
64,343		Iberiabank Corp.	4,986,583	0.7
23,300	(2)	Intl. FCStone, Inc.	990,949	0.1
8,300		Invesco Mortgage Capital, Inc.	147,989	0.0
56,480		Kinsale Capital Group, Inc.	2,541,600	0.3
52,964		Lazard Ltd.	2,780,610	0.4
6,800		MainSource Financial Group, Inc.	246,908	0.0
4,500		Marlin Business Services Corp.	100,800	0.0
12,100		Meta Financial Group, Inc.	1,121,065	0.2
65,700	(2)	MGIC Investment Corp.	927,027	0.1
58,669		Moelis & Co.	2,845,447	0.4
33,507		Morningstar, Inc.	3,249,174	0.4
5,800		National General Holdings Corp.	113,912	0.0
4,913		NBT Bancorp., Inc.	180,798	0.0
6,400		Northeast Bancorp	148,160	0.0
43,300		OM Asset Management Plc	725,275	0.1
8,000	(2)	Pacific Mercantile Bancorp	70,000	0.0
43,325		PacWest Bancorp	2,183,580	0.3
14,300	(2)	PennyMac Financial Services, Inc.	319,605	0.1
4,800		Piper Jaffray Cos.	414,000	0.1
103,100		Popular, Inc.	3,659,019	0.5
17,000		Preferred Bank/Los Angeles CA	999,260	0.1
3,310		Premier Financial Bancorp, Inc.	66,465	0.0
67,389		ProAssurance Corp.	3,851,281	0.5
98,500		Redwood Trust, Inc.	1,459,770	0.2
17,915		RLI Corp.	1,086,724	0.2
6,000		Selective Insurance Group	352,200	0.1
10,100		Shore Bancshares, Inc.	168,670	0.0
4,600		Sierra Bancorp.	122,176	0.0
26,000		Stewart Information Services Corp.	1,099,800	0.2
2,300	(2)	SVB Financial Group	537,671	0.1
153,600		TCF Financial Corp.	3,148,800	0.4
3,315		TowneBank	101,936	0.0
24,600		Trico Bancshares	931,356	0.1
11,500	(2)	Tristate Capital Holdings, Inc.	264,500	0.0
9,900	(2)	Triumph Bancorp, Inc.	311,850	0.0
6,700		United Fire Group, Inc.	305,386	0.0
23,800		Universal Insurance Holdings, Inc.	650,930	0.1

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

14,400	(2)	Walker & Dunlop, Inc.	684,000	0.1
2,900		Washington Federal, Inc.	99,325	0.0
63,542	(2)	Western Alliance Bancorp.	3,597,748	0.5
88,381		Wintrust Financial Corp.	7,279,943	1.0
34,200		Zions Bancorp.	1,738,386	0.2
			131,281,832	17.3

		Health Care: 13.4%
15,300	(2)	Acorda Therapeutics, Inc.	328,185	0.0
36,600	(2)	Addus HomeCare Corp.	1,273,680	0.2
99,300	(1),(2)	Aduro Biotech, Inc.	744,750	0.1
56,600	(2)	Akebia Therapeutics, Inc.	841,642	0.1
42,000	(2)	Allena Pharmaceuticals, Inc.	422,520	0.1
93,600	(2)	Amicus Therapeutics, Inc.	1,346,904	0.2
2,500	(2)	AMN Healthcare Services, Inc.	123,125	0.0
13,000	(2)	Amphastar Pharmaceuticals, Inc.	250,120	0.0
11,800	(2)	AnaptysBio, Inc.	1,188,496	0.2
21,000	(2)	Assembly Biosciences, Inc.	950,250	0.1
23,900	(2)	Audentes Therapeutics, Inc.	746,875	0.1
46,900	(1),(2)	Bellicum Pharmaceuticals, Inc.	394,429	0.1
10,500	(2)	Bluebird Bio, Inc.	1,870,050	0.2
27,400	(2)	Cara Therapeutics, Inc.	335,376	0.0
175,267	(2)	Catalent, Inc.	7,199,968	0.9
196,400	(2)	Catalyst Pharmaceuticals, Inc.	767,924	0.1
57,500	(2)	Coherus Biosciences, Inc.	506,000	0.1
112,400	(1),(2)	Community Health Systems, Inc.	478,824	0.1
31,700	(2)	Concert Pharmaceuticals, Inc.	820,079	0.1
80,864	(2)	Cotiviti Holdings, Inc.	2,604,629	0.3
115,300	(2)	Cross Country Healthcare, Inc.	1,471,228	0.2
468,400	(2)	Curis, Inc.	327,880	0.0
29,300	(2)	Cutera, Inc.	1,328,755	0.2
99,300	(2)	Diplomat Pharmacy, Inc.	1,992,951	0.3
54,155	(1),(2)	Dynavax Technologies Corp.	1,012,698	0.1
3,723	(2)	Envision Healthcare Corp.	128,667	0.0
15,900	(2)	Esperion Therapeutics, Inc.	1,046,856	0.1
20,500	(2)	FibroGen, Inc.	971,700	0.1
46,739	(2)	HealthEquity, Inc.	2,180,842	0.3
139,125		Healthsouth Corp.	6,874,166	0.9
56,000	(2)	Heron Therapeutics, Inc.	1,013,600	0.1
14,100	(2)	HMS Holdings Corp.	238,995	0.0
15,300	(2)	Horizon Pharma PLC	223,380	0.0
17,714	(2)	ICU Medical, Inc.	3,826,224	0.5
16,200	(2)	INC Research Holdings, Inc.	706,320	0.1
2,300	(2)	Inogen, Inc.	273,884	0.0
75,400	(2)	Integer Holdings Corp.	3,415,620	0.5
95,200		Invacare Corp.	1,604,120	0.2
32,700	(1),(2)	Jounce Therapeutics, Inc.	416,925	0.1
211,400		Kindred Healthcare, Inc.	2,050,580	0.3
72,700	(2)	Lantheus Holdings, Inc.	1,486,715	0.2
12,200	(2)	Loxo Oncology, Inc.	1,026,996	0.1
23,449	(2)	Magellan Health, Inc.	2,264,001	0.3
41,500	(2)	Masimo Corp.	3,519,200	0.5
4,700	(2)	Medicines Co.	128,498	0.0
46,665	(2)	Medidata Solutions, Inc.	2,957,161	0.4
31,900	(1),(2)	Mersana Therapeutics, Inc.	524,117	0.1
36,400	(2)	Molina Healthcare, Inc.	2,791,152	0.4
23,200	(2)	Nektar Therapeutics	1,385,504	0.2
4,300	(1),(2)	Ocular Therapeutix, Inc.	19,135	0.0
103,500	(2)	OraSure Technologies, Inc.	1,952,010	0.3
9,600	(2)	OrthoPediatrics Corp.	184,224	0.0
40,050		Owens & Minor, Inc.	756,144	0.1
4,200	(2)	PRA Health Sciences, Inc.	382,494	0.0
72,425	(2)	Premier, Inc.	2,114,086	0.3
68,234	(2)	Prestige Brands Holdings, Inc.	3,030,272	0.4
20,300	(2)	Quidel Corp.	880,005	0.1
50,400	(1),(2)	Ra Pharmaceuticals, Inc.	428,400	0.1
4,500	(1),(2)	Radius Health, Inc.	142,965	0.0
49,500	(2)	RadNet, Inc.	499,950	0.1
10,800	(1),(2)	Reata Pharmaceuticals, Inc.	305,856	0.0
9,500	(2)	Revance Therapeutics, Inc.	339,625	0.0
23,400	(1),(2)	Rhythm Pharmaceuticals, Inc.	680,004	0.1
12,000	(2)	Sage Therapeutics, Inc.	1,976,520	0.3
25,600	(1),(2)	Sarepta Therapeutics, Inc.	1,424,384	0.2
67,200	(2)	Selecta Biosciences, Inc.	659,232	0.1
4,500	(2)	Seres Therapeutics, Inc.	45,630	0.0
8,900	(1),(2)	Spark Therapeutics, Inc.	457,638	0.1
17,200	(1),(2)	Surgery Partners, Inc.	208,120	0.0
84,400	(1),(2)	Synergy Pharmaceuticals, Inc.	188,212	0.0
65,800	(1),(2)	Syros Pharmaceuticals, Inc.	640,234	0.1
5,500	(1),(2)	Tesaro, Inc.	455,785	0.1
159,200	(1),(2)	TherapeuticsMD, Inc.	961,568	0.1
42,100	(2)	vTv Therapeutics, Inc.	253,021	0.0
23,200	(2)	WaVe Life Sciences Ltd.	814,320	0.1
22,651	(2)	WellCare Health Plans, Inc.	4,555,343	0.6
65,909		West Pharmaceutical Services, Inc.	6,503,241	0.9
17,900	(2)	Xencor, Inc.	392,368	0.1
			101,633,347	13.4

		Industrials: 19.0%
26,600		AAR Corp.	1,045,114	0.1
22,900		ABM Industries, Inc.	863,788	0.1
236,400	(2)	ACCO Brands Corp.	2,884,080	0.4
80,155	(2)	Advanced Disposal Services, Inc.	1,918,911	0.3
65,920		Allison Transmission Holdings, Inc.	2,839,174	0.4

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

57,828		Altra Industrial Motion Corp.	2,914,531	0.4
4,200	(2)	American Woodmark Corp.	547,050	0.1
72,669		Applied Industrial Technologies, Inc.	4,948,759	0.7
109,200		ArcBest Corp.	3,903,900	0.5
7,325	(2)	Atlas Air Worldwide Holdings, Inc.	429,611	0.1
9,300		Barnes Group, Inc.	588,411	0.1
41,200		Barrett Business Services, Inc.	2,656,988	0.3
137,217		Brady Corp.	5,200,524	0.7
56,200	(2)	CAI International, Inc.	1,591,584	0.2
25		Ceco Environmental Corp.	128	0.0
31,500		Columbus McKinnon Corp.	1,259,370	0.2
102,800		Costamare, Inc.	593,156	0.1
7,800		CRA International, Inc.	350,610	0.0
100,772		Douglas Dynamics, Inc.	3,809,182	0.5
38,300		EMCOR Group, Inc.	3,131,025	0.4
9,600		EnerSys	668,448	0.1
21,000	(2)	Engility Holdings, Inc.	595,770	0.1
43,000		Essendant, Inc.	398,610	0.0
25,900		Federal Signal Corp.	520,331	0.1
61,985	(2)	Generac Holdings, Inc.	3,069,497	0.4
103,000		General Cable Corp.	3,048,800	0.4
83,900		Global Brass & Copper Holdings, Inc.	2,777,090	0.4
19,200	(2)	GMS, Inc.	722,688	0.1
8,700	(1)	Greenbrier Cos., Inc.	463,710	0.1
16,300		Hawaiian Holdings, Inc.	649,555	0.1
154,400	(2)	HC2 Holdings, Inc.	918,680	0.1
11,825		Heico Corp. - Class A	934,766	0.1
79,493		Herman Miller, Inc.	3,183,695	0.4
2,900		Hurco Cos, Inc.	122,380	0.0
6,400		Hyster-Yale Materials Handling, Inc.	545,024	0.1
22,700	(2)	ICF International, Inc.	1,191,750	0.2
58,800		Insperity, Inc.	3,372,180	0.4
89,278	(2)	JELD-WEN Holding, Inc.	3,514,875	0.5
12,200		Kadant, Inc.	1,224,880	0.2
85,583		KAR Auction Services, Inc.	4,322,797	0.6
128,400		KBR, Inc.	2,546,172	0.3
3,000		Kelly Services, Inc.	81,810	0.0
5,200		Kennametal, Inc.	251,732	0.0
19,700		Kimball International, Inc.	367,799	0.0
52,826		Knight-Swift Transportation Holdings, Inc.	2,309,553	0.3
8,300		Knoll, Inc.	191,232	0.0
9,500		Korn/Ferry International	393,110	0.0
34,043		Landstar System, Inc.	3,543,876	0.5
30,546		Lincoln Electric Holdings, Inc.	2,797,403	0.4
52,400	(2)	Mastec, Inc.	2,564,980	0.3
178,600	(2)	Meritor, Inc.	4,189,956	0.5
5,200	(2)	Moog, Inc.	451,620	0.1
104,300	(2)	MRC Global, Inc.	1,764,756	0.2
8,500		NN, Inc.	234,600	0.0
6,200		Park-Ohio Holdings Corp.	284,890	0.0
12,500		Powell Industries, Inc.	358,125	0.0
21,877	(2)	Proto Labs, Inc.	2,253,331	0.3
92,100		Quad/Graphics, Inc.	2,081,460	0.3
43,367	(2)	RBC Bearings, Inc.	5,481,589	0.7
5,600		Regal Beloit Corp.	428,960	0.1
120,100		RPX Corp.	1,614,144	0.2
16,200		Schneider National, Inc.	462,672	0.1
50,100		Skywest, Inc.	2,660,310	0.3
2,100		Standex International Corp.	213,885	0.0
48,900		Steelcase, Inc.	743,280	0.1
28,000	(2)	Sterling Construction Co., Inc.	455,840	0.1
10,740	(2)	Titan Machinery, Inc.	227,366	0.0
140,766		Toro Co.	9,182,166	1.2
15,700	(2)	Trimas Corp.	419,975	0.1
35,000	(2)	TriNet Group, Inc.	1,551,900	0.2
109,200	(2)	TrueBlue, Inc.	3,003,000	0.4
21,200	(2)	Tutor Perini Corp.	537,420	0.1
60,300		Universal Forest Products, Inc.	2,268,486	0.3
4,200		Universal Logistics Holdings, Inc.	99,750	0.0
43,661		US Ecology, Inc.	2,226,711	0.3
75,653	(1),(2)	USG Corp.	2,917,180	0.4
74,000	(2)	Vectrus, Inc.	2,282,900	0.3
4,800	(2)	Veritiv Corp.	138,720	0.0
3,400		Viad Corp.	188,360	0.0
2,500		VSE Corp.	121,075	0.0
136,000		Wabash National Corp.	2,951,200	0.4
20,250		Watsco, Inc.	3,443,310	0.5
5,400	(2)	YRC Worldwide, Inc.	77,652	0.0
			144,085,678	19.0

		Information Technology: 14.6%
4,600	(2)	Advanced Energy Industries, Inc.	310,408	0.0
45,800	(2)	Alpha & Omega Co.	749,288	0.1
38,200	(2)	Alteryx, Inc.	965,314	0.1
2,200	(2)	Anixter International, Inc.	167,200	0.0
65,000	(2)	Apptio, Inc.	1,528,800	0.2
59,676	(2)	Aspen Technology, Inc.	3,950,551	0.5
73,943	(2)	Benchmark Electronics, Inc.	2,151,741	0.3
37,517		Blackbaud, Inc.	3,544,981	0.5
3,000	(2)	Blackhawk Network Holdings, Inc.	106,950	0.0
89,100	(2)	Blucora, Inc.	1,969,110	0.3
64,343		Cabot Microelectronics Corp.	6,053,389	0.8
9,300	(2)	CACI International, Inc.	1,230,855	0.2
3,400	(1),(2)	Cargurus, Inc.	101,932	0.0
25,100	(2)	Ciena Corp.	525,343	0.1
28,100	(2)	Cirrus Logic, Inc.	1,457,266	0.2
196,805	(1),(2)	Cision Ltd.	2,336,075	0.3
48,800		Cohu, Inc.	1,071,160	0.1
24,800	(2)	Commvault Systems, Inc.	1,302,000	0.2
61,690	(2)	CoreLogic, Inc.	2,850,695	0.4
9,800	(2)	Coupa Software, Inc.	305,956	0.0
160,631		Cypress Semiconductor Corp.	2,448,016	0.3
2,500	(2)	Euronet Worldwide, Inc.	210,675	0.0
50,800	(2)	Everi Holdings, Inc.	383,032	0.1
291,400	(2)	Extreme Networks, Inc.	3,648,328	0.5

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

116,700	(1),(2)	Fitbit, Inc.	666,357	0.1
29,400	(2)	Five9, Inc.	731,472	0.1
4,800	(1),(2)	ForeScout Technologies, Inc.	153,072	0.0
70,063	(1),(2)	GrubHub, Inc.	5,030,523	0.7
48,475	(2)	Guidewire Software, Inc.	3,599,754	0.5
21,300	(1),(2)	Ichor Holdings Ltd.	523,980	0.1
42,231	(2)	Imperva, Inc.	1,676,571	0.2
49,300	(2)	Insight Enterprises, Inc.	1,887,697	0.3
73,750	(2)	Instructure, Inc.	2,441,125	0.3
7,100	(2)	Itron, Inc.	484,220	0.1
105,900	(2)	Kemet Corp.	1,594,854	0.2
45,475	(2)	Kimball Electronics, Inc.	829,919	0.1
162,100	(2)	Limelight Networks, Inc.	714,861	0.1
4,000		Littelfuse, Inc.	791,280	0.1
68,133	(2)	Manhattan Associates, Inc.	3,375,309	0.5
37,300		Methode Electronics, Inc.	1,495,730	0.2
19,866	(2)	MicroStrategy, Inc.	2,608,406	0.3
14,700	(2)	MongoDB, Inc.	436,296	0.1
7,500	(2)	Nanometrics, Inc.	186,900	0.0
20,400	(2)	New Relic, Inc.	1,178,508	0.2
4,400	(2)	Plexus Corp.	267,168	0.0
45,470		Progress Software Corp.	1,935,658	0.3
100,850	(2)	Q2 Holdings, Inc.	3,716,323	0.5
4,200		QAD, Inc.	163,170	0.0
17,900	(2)	Qualys, Inc.	1,062,365	0.1
49,200	(1),(2)	RingCentral, Inc.	2,381,280	0.3
11,200	(2)	Rudolph Technologies, Inc.	267,680	0.0
99,760	(2)	SailPoint Technologies Holding, Inc.	1,446,520	0.2
94,800	(2)	Sanmina Corp.	3,128,400	0.4
3,600	(2)	SendGrid, Inc.	86,292	0.0
28,400	(2)	Sigma Designs, Inc.	197,380	0.0
36,544	(2)	Splunk, Inc.	3,027,305	0.4
12,700		Switch, Inc.	231,013	0.0
22,900	(2)	Sykes Enterprises, Inc.	720,205	0.1
44,994	(2)	Tableau Software, Inc.	3,113,585	0.4
28,800	(2)	Take-Two Interactive Software, Inc.	3,161,664	0.4
22,200	(2)	Tech Data Corp.	2,174,934	0.3
58,900	(1),(2)	Tintri, Inc.	300,390	0.0
112		TiVo Corp.	1,747	0.0
232,300		Travelport Worldwide Ltd.	3,036,161	0.4
20,690	(2)	Tyler Technologies, Inc.	3,663,165	0.5
100,100	(2)	Ultra Clean Holdings, Inc.	2,311,309	0.3
163,320	(1),(2)	Unisys Corp.	1,331,058	0.2
10,300	(2)	Varonis Systems, Inc.	500,065	0.1
20,175	(2)	Virtusa Corp.	889,314	0.1
15,300	(2)	Vishay Precision Group, Inc.	384,795	0.1
14,300	(2)	Web.com Group, Inc.	311,740	0.0
26,900	(2)	Xcerra Corp.	263,351	0.0
17,900	(2)	Yelp, Inc.	751,084	0.1
			110,601,020	14.6

		Materials: 5.7%
107,800	(1),(2)	AK Steel Holding Corp.	610,148	0.1
97,272		Aptargroup, Inc.	8,392,628	1.1
19,816	(2)	Berry Plastics Group, Inc.	1,162,605	0.1
21,700		Boise Cascade Co.	865,830	0.1
22,100		Chemours Co.	1,106,326	0.1
86,500	(1),(2)	Cleveland-Cliffs, Inc.	623,665	0.1
9,500		Commercial Metals Co.	202,540	0.0
49,156	(2)	Crown Holdings, Inc.	2,765,025	0.4
29,600		FutureFuel Corp.	417,064	0.1
121,032	(2)	GCP Applied Technologies, Inc.	3,860,921	0.5
36,300		Graphic Packaging Holding Co.	560,835	0.1
3,800	(2)	Ingevity Corp.	267,786	0.0
29,300		Innophos Holdings, Inc.	1,369,189	0.2
58,800	(2)	Louisiana-Pacific Corp.	1,544,088	0.2
23,300	(2)	Omnova Solutions, Inc.	233,000	0.0
171,440	(2)	PQ Group Holdings, Inc.	2,820,188	0.4
23,388		Quaker Chemical Corp.	3,526,676	0.5
7,000	(2)	Ryerson Holding Corp.	72,800	0.0
46,100		Schweitzer-Mauduit International, Inc.	2,091,096	0.3
60,300		Trinseo SA	4,377,780	0.6
152,992		Valvoline, Inc.	3,833,980	0.5
56,600	(2)	Verso Corp.	994,462	0.1
47,800		Warrior Met Coal, Inc.	1,202,170	0.2
6,950		Worthington Industries, Inc.	306,217	0.0
			43,207,019	5.7

		Real Estate: 6.5%
15,700		Armada Hoffler Properties, Inc.	243,821	0.0
241,900		Ashford Hospitality Trust, Inc.	1,627,987	0.2
38,500		Bluerock Residential Growth REIT, Inc.	389,235	0.1
14,800		Chatham Lodging Trust	336,848	0.0
17,100		Chesapeake Lodging Trust	463,239	0.1
1,600		CorEnergy Infrastructure Trust, Inc.	61,120	0.0
9,400		Coresite Realty Corp.	1,070,660	0.1
46,321		Cousins Properties, Inc.	428,469	0.1
4,100		CyrusOne, Inc.	244,073	0.0
13,956		DCT Industrial Trust, Inc.	820,334	0.1
26,800		DiamondRock Hospitality Co.	302,572	0.0
8,700		Easterly Government Properties, Inc.	185,658	0.0
49,916		EastGroup Properties, Inc.	4,411,576	0.6
13,200		Education Realty Trust, Inc.	460,944	0.1
70,675		First Industrial Realty Trust, Inc.	2,224,142	0.3
5,300		Franklin Street Properties Corp.	56,922	0.0
129,050		Geo Group, Inc./The	3,045,580	0.4
42,200		Getty Realty Corp.	1,146,152	0.1
65,693		HFF, Inc.	3,195,308	0.4
11,800		Highwoods Properties, Inc.	600,738	0.1
9,000		Hudson Pacific Properties, Inc.	308,250	0.0
23,900	(2)	InfraREIT, Inc.	444,062	0.1
13,700		LaSalle Hotel Properties	384,559	0.0

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

135,730		National Retail Properties, Inc.	5,854,035	0.8
11,500		New Senior Investment Group, Inc.	86,940	0.0
34,748		NexPoint Residential Trust, Inc.	970,859	0.1
158,191		Outfront Media, Inc.	3,670,031	0.5
61,900		Preferred Apartment Communities, Inc.	1,253,475	0.2
2,900		PS Business Parks, Inc.	362,761	0.0
38,000		Ramco-Gershenson Properties	559,740	0.1
97,017	(1)	Realogy Holdings Corp.	2,570,950	0.3
64,000		Retail Opportunity Investments Corp.	1,276,800	0.2
36,600		Rexford Industrial Realty, Inc.	1,067,256	0.1
196,815		RLJ Lodging Trust	4,324,026	0.6
79,400		Summit Hotel Properties, Inc.	1,209,262	0.2
4,200		Sun Communities, Inc.	389,676	0.1
73,103		Sunstone Hotel Investors, Inc.	1,208,393	0.2
2,900		Urban Edge Properties	73,921	0.0
93,200	(2)	Williams Scotsman Corp.	1,183,640	0.2
37,100		Xenia Hotels & Resorts, Inc.	800,989	0.1
			49,315,003	6.5

		Telecommunication Services: 0.0%
11,800		IDT Corp.	125,080	0.0

		Utilities: 3.0%
75,800	(2)	Atlantic Power Corp.	178,130	0.0
3,900		Consolidated Water Co., Ltd.	49,140	0.0
23,900	(2)	Dynegy, Inc.	283,215	0.0
2,400		El Paso Electric Co.	132,840	0.0
65,800	(2)	Evoqua Water Technologies Corp.	1,560,118	0.2
9,400		Idacorp, Inc.	858,784	0.1
5,600		MGE Energy, Inc.	353,360	0.1
21,900		New Jersey Resources Corp.	880,380	0.1
77,583		NorthWestern Corp.	4,631,705	0.6
22,175		NRG Yield, Inc. - Class C	419,108	0.1
17,600		Ormat Technologies, Inc.	1,125,696	0.2
13,000		PNM Resources, Inc.	525,850	0.1
170,045		Portland General Electric Co.	7,750,651	1.0
20,500		Southwest Gas Holdings, Inc.	1,649,840	0.2
119,400	(1)	Spark Energy, Inc.	1,480,560	0.2
7,600		WGL Holdings, Inc.	652,384	0.1
			22,531,761	3.0

	Total Common Stock
	(Cost $552,397,986)		744,185,155	98.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.5%
	Securities Lending Collateral(3): 3.7%
1,394,825	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.36%, due 01/02/18 (Repurchase Amount $1,395,033, collateralized by various U.S. Government Securities, 0.125%-3.625%, Market Value plus accrued interest $1,422,937, due 01/31/19-09/09/49)	1,394,825	0.2
6,630,814	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $6,631,839, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $6,763,430, due 01/31/18-06/20/63)	6,630,814	0.9
6,630,814	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $6,631,853, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $6,763,431, due 01/11/18-12/01/51)	6,630,814	0.9
6,630,814	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $6,631,860, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $6,763,431, due 02/15/43-02/15/44)	6,630,814	0.8
6,630,814	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $6,631,998, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $6,814,949, due 01/15/19-02/15/46)	6,630,814	0.9
		27,918,081	3.7

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
14,026,672	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $14,026,672)	14,026,672	1.8

	Total Short-Term Investments
	(Cost $41,944,753)	41,944,753	5.5

	Total Investments in Securities (Cost $594,342,739)	$786,129,908	103.7
	Liabilities in Excess of Other Assets	(28,344,356)	(3.7)
	Net Assets	$757,785,552	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Vy® Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Canada: 2.9%
119,550		Barrick Gold Corp.	1,729,889	0.9
99,100	(1)	Husky Energy, Inc.	1,399,383	0.8
95,482		Wheaton Precious Metals Corp.	2,110,935	1.2
			5,240,207	2.9

		China: 5.1%
12,560	(1)	Baidu, Inc. ADR	2,941,677	1.6
791,000		China Life Insurance Co., Ltd.	2,466,744	1.4
88,500		China Mobile Ltd.	894,916	0.5
11,144	(2)	China Telecom Corp., Ltd. ADR	529,006	0.3
1,754,000		China Telecom Corp., Ltd.	831,940	0.4
1,516,100		Kunlun Energy Co. Ltd.	1,575,742	0.9
			9,240,025	5.1

		France: 5.7%
93,382		AXA S.A.	2,767,203	1.5
34,260		BNP Paribas	2,548,547	1.4
87,463		Credit Agricole SA	1,444,189	0.8
20,366		Sanofi	1,753,344	1.0
67,615		Veolia Environnement	1,724,122	1.0
			10,237,405	5.7

		Germany: 3.7%
59,200	(3)	Innogy SE	2,316,887	1.3
18,320		Merck KGaA	1,966,405	1.1
16,905		Siemens AG	2,340,621	1.3
			6,623,913	3.7

		Hong Kong: 0.2%
398,000		Value Partners Group Ltd.	421,872	0.2

		Indonesia: 0.5%
1,312,500		Matahari Department Store Tbk PT	964,207	0.5

		Ireland: 0.8%
42,500	(1)	Bank of Ireland Group PLC	361,799	0.2
12,340		Medtronic PLC	996,455	0.6
			1,358,254	0.8

		Israel: 1.9%
184,301	(2)	Teva Pharmaceutical Industries Ltd. ADR	3,492,504	1.9

		Italy: 1.8%
190,871		ENI S.p.A.	3,158,514	1.8

		Japan: 4.8%
142,000		Nissan Motor Co., Ltd.	1,413,765	0.8
176,300		Panasonic Corp.	2,572,907	1.4
2,700		Ryohin Keikaku Co., Ltd.	840,480	0.5
32,100		SoftBank Group Corp.	2,541,376	1.4
19,000		Sumitomo Metal Mining Co., Ltd.	869,255	0.5
10,400		Suntory Beverage & Food Ltd.	462,487	0.2
			8,700,270	4.8

		Luxembourg: 1.5%
172,349	(1)	SES S.A. - Luxembourg	2,690,368	1.5

		Netherlands: 5.2%
409,139		Aegon NV	2,599,649	1.4
21,412		Akzo Nobel NV	1,878,794	1.0
28,524	(1)	QIAGEN NV	889,676	0.5
120,420		Royal Dutch Shell PLC - Class B	4,055,018	2.3
			9,423,137	5.2

		Portugal: 1.0%
98,520		Galp Energia SGPS SA	1,810,078	1.0

		Russia: 0.8%
75,573		MMC Norilsk Nickel PJSC ADR	1,429,085	0.8

		Singapore: 1.6%
1,090,300		Singapore Telecommunications Ltd.	2,906,878	1.6

		South Korea: 4.6%
8,356		Hyundai Motor Co.	1,216,104	0.7
45,907		KB Financial Group, Inc.	2,716,919	1.5
1,871		Samsung Electronics Co., Ltd.	4,445,330	2.4
			8,378,353	4.6

		Spain: 0.6%
113,117		Telefonica S.A.	1,101,502	0.6

		Sweden: 2.3%
140,262	(1),(2)	Arjo AB	400,280	0.2
140,262		Getinge AB	2,033,900	1.1
270,096		Telefonaktiebolaget LM Ericsson	1,782,561	1.0
			4,216,741	2.3

		Switzerland: 2.8%
9,160		Roche Holding AG	2,316,155	1.3
151,970		UBS Group AG	2,792,108	1.5
			5,108,263	2.8

		Thailand: 1.3%
276,600		Bangkok Bank PCL	1,714,428	1.0
92,400		Bangkok Bank PCL - Foreign Reg	620,914	0.3
			2,335,342	1.3

		United Kingdom: 11.1%
376,891		BAE Systems PLC	2,911,977	1.6
354,308		Barclays PLC	969,870	0.5
482,898		BP PLC	3,387,661	1.9
317,510		HSBC Holdings PLC (HKD)	3,264,421	1.8
718,051		Kingfisher PLC	3,273,915	1.8
331,668		Man Group PLC	922,913	0.5
325,000	(1)	Standard Chartered PLC	3,413,008	1.9
602,072		Vodafone Group PLC	1,903,143	1.1
			20,046,908	11.1

See Accompanying Notes to Financial Statements

Vy® Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

		United States: 38.4%
14,800		Advance Auto Parts, Inc.	1,475,412	0.8
15,470		American International Group, Inc.	921,703	0.5
17,551		Allergan plc	2,870,992	1.6
22,320		Ally Financial, Inc.	650,851	0.4
2,540	(1)	Alphabet, Inc. - Class A	2,675,636	1.5
24,130		AmerisourceBergen Corp.	2,215,617	1.2
19,970		Amgen, Inc.	3,472,783	1.9
45,410		Apache Corp.	1,917,210	1.1
15,200		Apple, Inc.	2,572,296	1.4
27,060		Capital One Financial Corp.	2,694,635	1.5
29,210		Cardinal Health, Inc.	1,789,697	1.0
8,400	(1)	Celgene Corp.	876,624	0.5
53,690		Citigroup, Inc.	3,995,073	2.2
63,720		Comcast Corp. – Class A	2,551,986	1.4
11,253	(1)	CommScope Holding Co., Inc.	425,701	0.2
50,190		ConocoPhillips	2,754,929	1.5
119,900		Coty, Inc - Class A	2,384,811	1.3
12,781		DXC Technology Co.	1,212,917	0.7
33,630		Eli Lilly & Co.	2,840,390	1.6
39,750		Gilead Sciences, Inc.	2,847,690	1.6
20,070		Halliburton Co.	980,821	0.5
29,300	(2)	Helmerich & Payne, Inc.	1,893,952	1.1
20,710		JPMorgan Chase & Co.	2,214,727	1.2
33,810		Microsoft Corp.	2,892,107	1.6
64,170	(1)	Navistar International Corp.	2,751,610	1.5
12,094	(1),(2)	Netscout Systems, Inc.	368,262	0.2
20,400	(1),(2)	Nutanix, Inc.	719,712	0.4
81,270		Oracle Corp.	3,842,446	2.1
26,740		Perrigo Co. PLC	2,330,658	1.3
109,430		Twenty-First Century Fox, Inc. - Class A	3,778,618	2.1
17,840		United Parcel Service, Inc. - Class B	2,125,636	1.2
32,200		Walgreens Boots Alliance, Inc.	2,338,364	1.3
			69,383,866	38.4

	Total Common Stock
	(Cost $152,730,064)		178,267,692	98.6

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.6%
		United States: 0.6%
976,000	(2),(3)	Chesapeake Energy Corp., 8.000%, 12/15/22	1,056,520	0.6

	Total Corporate Bonds/Notes
	(Cost $935,547)		1,056,520	0.6

	Total Long-Term Investments
	(Cost $153,665,611)		179,324,212	99.2
SHORT-TERM INVESTMENTS: 2.9%
	Securities Lending Collateral(4): 2.5%
1,085,465	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,085,633, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,107,174, due 01/31/18-06/20/63)	1,085,465	0.6
228,355	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $228,391, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $232,922, due 01/11/18-12/01/51)	228,355	0.1
1,085,465	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $1,085,636, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $1,107,174, due 02/15/43-02/15/44)	1,085,465	0.6
1,085,465	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $1,085,643, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $1,107,174, due 09/30/18-09/09/49)	1,085,465	0.6
1,085,465	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,085,659, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,115,608, due 01/15/19-02/15/46)	1,085,465	0.6
		4,570,215	2.5

See Accompanying Notes to Financial Statements

Vy® Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
643,217	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $643,217)	643,217	0.4

	Total Short-Term Investments
	(Cost $5,213,432)	5,213,432	2.9

	Total Investments in Securities (Cost $158,879,043)	$184,537,644	102.1
	Liabilities in Excess of Other Assets	(3,824,649)	(2.1)
	Net Assets	$180,712,995	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 25.4%
		Consumer, Cyclical: 1.4%
845,000		American Honda Finance Corp., 2.000%, 02/14/20	840,884	0.2
370,000	(1)	BMW US Capital LLC, 1.500%, 04/11/19	367,484	0.1
795,000	(1)	BMW US Capital LLC, 2.150%, 04/06/20	792,486	0.2
530,000	(1)	Nissan Motor Acceptance Corp., 1.550%, 09/13/19	523,463	0.1
960,000	(1)	Nissan Motor Acceptance Corp., 2.000%, 03/08/19	957,765	0.2
755,000	(1)	Nissan Motor Acceptance Corp., 2.250%, 01/13/20	753,825	0.2
885,000		PACCAR Financial Corp., 1.300%, 05/10/19	875,585	0.2
1,105,000		Wal-Mart Stores, Inc., 1.900%, 12/15/20	1,098,268	0.2
			6,209,760	1.4

		Consumer, Non-cyclical: 1.4%
3,000,000		Gilead Sciences, Inc., 2.350%, 02/01/20	3,014,780	0.7
2,545,000		Medtronic Global Holdings SCA, 1.700%, 03/28/19	2,534,701	0.6
570,000		UnitedHealth Group, Inc., 1.950%, 10/15/20	564,977	0.1
			6,114,458	1.4

		Energy: 0.4%
1,495,000	(1)	Schlumberger Finance Canada Ltd, 2.200%, 11/20/20	1,486,771	0.4

		Financial: 20.3%
780,000	(1)	AIG Global Funding, 1.950%, 10/18/19	773,373	0.2
595,000	(1)	AIG Global Funding, 2.150%, 07/02/20	589,905	0.1
1,385,000		American Express Credit Corp., 2.200%, 03/03/20	1,381,164	0.3
585,000	(1)	ANZ New Zealand Int'l Ltd./London, 2.200%, 07/17/20	581,827	0.1
3,000,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.050%, 09/23/19	2,989,796	0.7
5,650,000		Bank of America Corp., 2.625%, 10/19/20	5,699,316	1.3
1,500,000		Bank of New York Mellon Corp./The, 2.150%, 02/24/20	1,498,240	0.3
2,850,000		Bank of Nova Scotia/The, 2.050%, 06/05/19	2,843,360	0.7
1,285,000	(1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/20	1,277,141	0.3
1,000,000		Barclays Bank PLC, 2.042%, (US0003M + 0.650%), 08/07/20	1,004,921	0.2
1,165,000		BNP Paribas SA, 2.400%, 12/12/18	1,168,442	0.3
5,000,000		Branch Banking & Trust Co., 1.450%, 05/10/19	4,953,209	1.1
1,000,000		Citibank NA, 1.850%, 09/18/19	993,986	0.2
250,000		Citibank NA, 2.049%, (US0003M + 0.500%), 06/12/20	251,298	0.1
2,100,000		Citibank NA, 2.125%, 10/20/20	2,080,627	0.5
1,860,000	(1)	Commonwealth Bank of Australia, 2.250%, 03/10/20	1,854,755	0.4
4,000,000		Credit Suisse AG/New York NY, 2.300%, 05/28/19	4,004,342	0.9
2,000,000	(1)	Danske Bank A/S, 1.650%, 09/06/19	1,979,729	0.5
1,110,000		Fifth Third Bank/Cincinnati OH, 1.625%, 09/27/19	1,097,344	0.2
3,000,000		Fifth Third Bank/Cincinnati OH, 2.375%, 04/25/19	3,008,993	0.7
5,000,000		HSBC USA, Inc., 2.375%, 11/13/19	5,006,575	1.1
6,000,000		JPMorgan Chase & Co., 2.550%, 10/29/20	6,019,591	1.4
325,000		KeyBank NA/Cleveland OH, 1.600%, 08/22/19	321,493	0.1
1,535,000		Manufacturers & Traders Trust Co., 2.300%, 01/30/19	1,539,306	0.4
2,000,000	(1)	National Australia Bank Ltd., 2.250%, 07/01/19	2,001,556	0.5
700,000		National Australia Bank Ltd./New York, 2.125%, 05/22/20	696,065	0.2
2,540,000	(1)	New York Life Global Funding, 2.000%, 04/09/20	2,524,520	0.6
1,970,000	(1)	Pricoa Global Funding I, 1.450%, 09/13/19	1,939,742	0.4
630,000	(1)	Principal Life Global Funding II, 1.500%, 04/18/19	624,636	0.1
3,000,000		Royal Bank of Canada, 1.500%, 07/29/19	2,966,098	0.7
1,870,000		Santander UK PLC, 2.125%, 11/03/20	1,855,583	0.4
2,000,000		Skandinaviska Enskilda Banken AB, 1.500%, 09/13/19	1,974,665	0.5
2,000,000		Sumitomo Mitsui Banking Corp., 2.450%, 01/16/20	2,001,121	0.5
1,510,000	(1)	Sumitomo Mitsui Trust Bank Ltd., 2.050%, 03/06/19	1,506,237	0.3
2,000,000		Svenska Handelsbanken AB, 2.250%, 06/17/19	2,001,120	0.5
295,000	(1)	UBS AG/London, 2.200%, 06/08/20	293,285	0.1
3,200,000		UBS AG/Stamford CT, 2.350%, 03/26/20	3,198,292	0.7

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

	4,700,000	US Bank NA/Cincinnati OH, 2.000%, 01/24/20	4,681,314	1.1
	2,215,000	Wells Fargo Bank NA, 1.750%, 05/24/19	2,202,949	0.5
	3,500,000	Wells Fargo Bank NA, 2.150%, 12/06/19	3,495,163	0.8
	1,255,000	Westpac Banking Corp., 1.600%, 08/19/19	1,242,133	0.3
			88,123,212	20.3

			Industrial: 0.3%
	635,000	John Deere Capital Corp., 1.950%, 06/22/20	630,682	0.1
	795,000	(1) Siemens Financieringsmaatschappij NV, 2.200%, 03/16/20	793,966	0.2
			1,424,648	0.3

			Technology: 1.3%
	2,190,000	IBM Credit LLC, 1.800%, 01/20/21	2,156,676	0.5
	835,000	Qualcomm, Inc., 2.100%, 05/20/20	831,724	0.2
	2,675,000	Xilinx, Inc., 2.125%, 03/15/19	2,666,727	0.6
			5,655,127	1.3

			Utilities: 0.3%
	1,280,000	Duke Energy Progress LLC, 1.703%, (US0003M + 0.180%), 09/08/20	1,280,743	0.3

		Total Corporate Bonds/Notes
		(Cost $110,765,618)	110,294,719	25.4

FOREIGN GOVERNMENT BONDS: 6.1%
CAD	1,132,719	Canadian Government Real Return Bond, 4.250%, 12/01/26	1,209,441	0.3
EUR	605,900	Hellenic Republic Government Bond, 26.070%, 10/15/42	4,144	0.0
	2,120,000	Israel Government AID Bond, 5.500%, 12/04/23	2,480,901	0.6
	2,500,000	Israel Government AID Bond, 5.500%, 04/26/24	2,940,011	0.7
EUR	1,872,048	Italy Buoni Poliennali Del Tesoro, 1.250%, 10/27/20	2,379,154	0.5
EUR	4,533,029	Italy Buoni Poliennali Del Tesoro, 1.650%, 04/23/20	5,766,362	1.3
EUR	1,195,000	(1) Italy Buoni Poliennali Del Tesoro, 2.700%, 03/01/47	1,307,248	0.3
NZD	2,055,000	New Zealand Government Bond, 2.500%, 09/20/35	1,668,221	0.4
NZD	6,044,000	New Zealand Government Bond, 3.000%, 09/20/30	5,241,035	1.2
NZD	980,000	New Zealand Government Bond, 2.500%, 09/20/40	768,790	0.2
GBP	1,721,784	United Kingdom Gilt Inflation Linked, 0.125%, 03/22/26	2,737,925	0.6

		Total Foreign Government Bonds
		(Cost $24,996,864)	26,503,232	6.1
U.S. TREASURY OBLIGATIONS: 53.3%
		Treasury Inflation Indexed Protected Securities: 53.3%
2,121,231	0.125%, 01/15/23	2,106,225	0.5
8,133,961	0.125%, 07/15/24	8,045,243	1.9
13,331,213	0.125%, 07/15/26	13,039,707	3.0
18,063,256	0.250%, 01/15/25	17,919,291	4.1
12,362,064	0.375%, 07/15/25	12,393,430	2.9
6,514,809	0.375%, 01/15/27	6,474,925	1.5
14,053,662	0.625%, 01/15/26	14,293,131	3.3
2,897,902	0.625%, 02/15/43	2,843,594	0.7
13,568,509	0.750%, 02/15/42	13,737,706	3.2
10,495,750	0.750%, 02/15/45	10,576,833	2.4
3,847,190	0.875%, 02/15/47	4,008,353	0.9
5,678,764	1.000%, 02/15/46	6,082,561	1.4
14,002,235	(2) 1.375%, 02/15/44	16,207,425	3.7
9,965,598	(2) 1.750%, 01/15/28	11,215,820	2.6
6,530,809	2.000%, 01/15/26	7,352,635	1.7
7,870,195	2.125%, 02/15/40	10,263,648	2.4
6,038,078	2.125%, 02/15/41	7,930,278	1.8
7,735,671	2.375%, 01/15/25	8,822,549	2.0
6,527,898	2.375%, 01/15/27	7,644,863	1.8
7,502,121	2.500%, 01/15/29	9,112,722	2.1
2,626,439	3.375%, 04/15/32	3,639,894	0.8
9,127,484	3.625%, 04/15/28	11,994,832	2.8
7,769,278	3.875%, 04/15/29	10,608,374	2.4
2,332,798	0.125%, 04/15/22	2,317,597	0.5
12,599,458	0.375%, 07/15/27	12,545,342	2.9

	Total U.S. Treasury Obligations
	(Cost $226,200,208)	231,176,978	53.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.6%
		Federal Home Loan Bank: 5.1%
4,475,000	1.375%, 09/28/20	4,396,325	1.0
12,810,000	1.375%, 02/18/21	12,541,259	2.9
5,255,000	2.875%, 09/13/24	5,392,339	1.2
		22,329,923	5.1

		Federal Home Loan Mortgage Corporation: 2.7%(3)
1,515,000	1.375%, 05/01/20	1,493,220	0.4
9,970,000	2.375%, 01/13/22	10,064,117	2.3
		11,557,337	2.7

		Federal National Mortgage Association: 5.8%(3)
8,350,000	1.375%, 02/26/21	8,177,297	1.9
9,355,000	1.875%, 12/28/20	9,307,982	2.1
4,830,000	1.875%, 09/24/26	4,557,042	1.1
3,120,000	2.625%, 09/06/24	3,163,699	0.7
		25,206,020	5.8

	Total U.S. Government Agency Obligations
	(Cost $59,386,124)	59,093,280	13.6

		Value	Percentage of Net Assets
PURCHASED OPTIONS (4): 0.3%
	Total Purchased Options
	(Cost $2,665,757)	1,404,709	0.3

	Total Long-Term Investments
	(Cost $424,014,571)	428,472,918	98.7

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
		Mutual Funds: 0.6%
2,640,161	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $2,640,161)	2,640,161	0.6

	Total Short-Term Investments
	(Cost $2,640,161)	2,640,161	0.6

	Total Investments in Securities (Cost $426,654,732)	$431,113,079	99.3
	Assets in Excess of Other Liabilities	3,008,554	0.7
	Net Assets	$434,121,633	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	All or a portion of this security has been pledged as collateral in connection with open futures contracts. Please refer to Note 2 for additional details.
(3)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(4)	The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.
(5)	Rate shown is the 7-day yield as of December 31, 2017.

CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
NZD	New Zealand Dollar

Reference Rate Abbreviations:
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Investors Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 9, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 9, 2018